UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2013

Columbia Variable Portfolio – Core Equity Fund

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Core Equity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Core Equity Fund (the Fund) returned 34.48% for the 12 months ended December 31, 2013.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% during the same 12-month period.

>	Security selection, most notably in the industrials, consumer staples and financial sectors, were the primary drivers of the Fund’s performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Columbia Variable Portfolio — Core Equity Fund	09/10/04	34.48	19.55	7.41
S&P 500 Index		32.39	17.94	7.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio – Core Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 10, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio — Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract.

Annual Report 2013	3

Columbia Variable Portfolio – Core Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Top Ten Holdings (%) (at December 31, 2013)
Apple, Inc.	4.3
Microsoft Corp.	3.0
Pfizer, Inc.	2.9
JPMorgan Chase & Co.	2.8
Oracle Corp.	2.6
MasterCard, Inc., Class A	2.6
Comcast Corp., Class A	2.5
Home Depot, Inc. (The)	2.4
Boeing Co. (The)	2.3
Verizon Communications, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.9
Consumer Discretionary	12.2
Consumer Staples	10.2
Energy	10.4
Financials	15.8
Health Care	13.2
Industrials	11.1
Information Technology	18.0
Materials	3.6
Telecommunication Services	2.3
Utilities	3.1
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2013, the Fund returned 34.48%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% for the same time period. Security selection, most notably in the industrials, consumer staples and financials sectors, were the primary drivers of the Fund’s performance advantage over the benchmark.

Growth Picked Up, Equity Markets Responded

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modest positive returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Significant Performance Factors

2013 was a good year for risk. Low or non-dividend paying stocks outperformed higher dividend payers by a wide margin. Higher beta stocks, as measured by their volatility relative to the broad market, outperformed lower beta stocks. Small-cap stocks outperformed large-cap stocks. And stocks with the greatest earnings variability outperformed those with low variability or stable earnings. Market characteristics that are broadly considered “risk-on” performed better than those that are considered “risk-off.”

Some of the market characteristics that dominated in 2013 were also good for the fund, while others were not. The quantitative model that drives our security selection focuses on three factors: valuation, catalyst and quality. In terms of valuation, stocks that are judged to be inexpensive relative to their peers outperformed. The 20% of S&P 500 Index stocks with the highest scores on valuation measures outperformed the 20% of stocks with the lowest scores by more than 8 percentage points. The catalyst factor produced mixed results in 2013. Second quintile stocks — those that rank between the 21st and 40th percentile of our catalyst measure within the S&P 500 Index — performed well, but all other rankings performed negatively. Finally, given the market’s preference for stocks with riskier characteristics, the highest quality companies, which the Fund seeks to identify, underperformed lower quality companies by more than 10 percentage points during the period.

Individual Contributors and Detractors

Security selection drove Fund performance. Within financials, Prudential Financial benefited as interest rates started to rise mid-way through the year. Strong equity

4	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Manager Discussion of Fund Performance (continued)

markets have been supportive of Prudential’s annuity and asset management businesses. MasterCard benefited from a strengthening economy and higher consumer spending. Within technology, an underweight in IBM, which was essentially flat for the year, aided results. The company was unable to keep pace with peers after several quarters of mixed earnings reports and weakening revenues.

Security selection within consumer discretionary, materials and within computers and peripherals in the information technology sector, detracted from results. The largest individual detractors included VMware, a virtualization infrastructure solutions provider in the technology sector, which moved lower as the company’s outlook was below expectations. In the energy sector, Diamond Offshore Drilling, a global offshore oil and gas driller, was hurt by an aging rig fleet, which has affected some of its contracts. Shares of Eli Lilly rose modestly for the year, but the company suffered a handful of setbacks with different drugs and compounds and lagged the benchmark return by a substantial margin.

The Fund uses S&P 500 Index futures to equitize its cash position. These derivatives had no material impact on Fund performance during the period.

Notable Portfolio Changes

During the year, our stock selection model led us to invest in Boeing, Goldman Sachs, Medtronic and Public Storage. We sold positions in Bristol-Myers Squibb, The TJX Companies, Aflac, IBM and Discovery Communications.

Looking Ahead

Our strategy is based on individual quantitative stock selection. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities as an asset class will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times, with security selection driven by our quantitative models, which we work to improve and enhance over time while we keep portfolio holdings focused on our three themes of valuation, catalyst and quality.

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Columbia Variable Portfolio – Core Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.

July 1, 2013 – December 31, 2013

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,184.00	1,023.44	2.23	2.06	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 12.2%
Auto Components 0.4%

Delphi Automotive PLC	12,850	772,671

Diversified Consumer Services 0.2%

H&R Block, Inc.	15,950	463,188

Hotels, Restaurants & Leisure 0.7%

Starwood Hotels & Resorts Worldwide, Inc.	19,350	1,537,358

Household Durables 0.8%

Whirlpool Corp.	10,600	1,662,716

Media 4.2%

Comcast Corp., Class A	101,200	5,258,858

DIRECTV(a)	21,650	1,495,798

Viacom, Inc., Class B	24,800	2,166,032

Total		8,920,688

Specialty Retail 4.8%

Best Buy Co., Inc.	71,350	2,845,438

GameStop Corp., Class A	15,100	743,826

Gap, Inc. (The)	13,700	535,396

Home Depot, Inc. (The)	61,750	5,084,495

Lowe’s Companies, Inc.	22,300	1,104,965

Total		10,314,120

Textiles, Apparel & Luxury Goods 1.1%

Nike, Inc., Class B	14,700	1,156,008

VF Corp.	19,600	1,221,864

Total		2,377,872

Total Consumer Discretionary		26,048,613

Consumer Staples 10.1%
Beverages 0.2%

Coca-Cola Enterprises, Inc.	9,650	425,855

Food & Staples Retailing 4.2%

CVS Caremark Corp.	15,250	1,091,443

Kroger Co. (The)	99,750	3,943,117

Wal-Mart Stores, Inc.	50,850	4,001,386

Total		9,035,946

Food Products 1.9%

Archer-Daniels-Midland Co.	14,800	642,320

Tyson Foods, Inc., Class A	105,450	3,528,357

Total		4,170,677

Household Products 0.3%

Kimberly-Clark Corp.	5,950	621,537

Tobacco 3.5%

Altria Group, Inc.	83,500	3,205,565

Common Stocks (continued)
Issuer	Shares	Value ($)
Lorillard, Inc.	74,000	3,750,320

Philip Morris International, Inc.	5,650	492,285

Total		7,448,170

Total Consumer Staples		21,702,185

Energy 10.4%
Energy Equipment & Services 1.2%

Diamond Offshore Drilling, Inc.	8,243	469,192

National Oilwell Varco, Inc.	26,065	2,072,949

Total		2,542,141

Oil, Gas & Consumable Fuels 9.2%

Anadarko Petroleum Corp.	7,150	567,138

Apache Corp.	8,050	691,817

Chevron Corp.(b)	29,900	3,734,809

ConocoPhillips	64,100	4,528,665

Exxon Mobil Corp.	20,850	2,110,020

Murphy Oil Corp.	9,100	590,408

Phillips 66	43,000	3,316,590

Valero Energy Corp.	81,500	4,107,600

Total		19,647,047

Total Energy		22,189,188

Financials 15.8%
Capital Markets 3.5%

BlackRock, Inc.	8,400	2,658,348

Goldman Sachs Group, Inc. (The)	19,400	3,438,844

State Street Corp.	19,750	1,449,452

Total		7,546,644

Commercial Banks 1.4%

Comerica, Inc.	18,300	869,982

Fifth Third Bancorp	58,500	1,230,255

KeyCorp	63,350	850,157

Total		2,950,394

Consumer Finance 1.4%

Discover Financial Services	11,500	643,425

SLM Corp.	85,950	2,258,766

Total		2,902,191

Diversified Financial Services 4.5%

Berkshire Hathaway, Inc., Class B(a)	8,650	1,025,544

Citigroup, Inc.	49,700	2,589,867

JPMorgan Chase & Co.	103,100	6,029,288

Total		9,644,699

Insurance 3.0%

ACE Ltd.	7,550	781,652

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Aon PLC	10,650	893,428

Prudential Financial, Inc.	50,300	4,638,666

Total		6,313,746

Real Estate Investment Trusts (REITs) 2.0%

Public Storage	23,550	3,544,746

Simon Property Group, Inc.	5,350	814,056

Total		4,358,802

Total Financials		33,716,476

Health Care 13.1%
Biotechnology 2.6%

Amgen, Inc.	8,400	958,944

Celgene Corp.(a)	8,400	1,419,264

Gilead Sciences, Inc.(a)	33,150	2,491,223

Pharmacyclics, Inc.(a)	1,550	163,959

Vertex Pharmaceuticals, Inc.(a)	7,700	572,110

Total		5,605,500

Health Care Equipment & Supplies 3.0%

Becton Dickinson and Co.	14,900	1,646,301

Medtronic, Inc.	71,100	4,080,429

St. Jude Medical, Inc.	11,550	715,522

Total		6,442,252

Health Care Providers & Services 2.8%

AmerisourceBergen Corp.	52,600	3,698,306

WellPoint, Inc.	24,000	2,217,360

Total		5,915,666

Pharmaceuticals 4.7%

Eli Lilly & Co.	68,050	3,470,550

Johnson & Johnson	5,350	490,006

Pfizer, Inc.	201,700	6,178,071

Total		10,138,627

Total Health Care		28,102,045

Industrials 11.2%
Aerospace & Defense 4.5%

Boeing Co. (The)	35,900	4,899,991

Northrop Grumman Corp.	9,100	1,042,951

Raytheon Co.	40,150	3,641,605

Total		9,584,547

Air Freight & Logistics 1.3%

United Parcel Service, Inc., Class B	25,850	2,716,318

Airlines 0.8%

Southwest Airlines Co.	93,700	1,765,308

Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.3%

Emerson Electric Co.	60,600	4,252,908

Rockwell Automation, Inc.	15,500	1,831,480

Roper Industries, Inc.	7,850	1,088,638

Total		7,173,026

Machinery 0.2%

Parker Hannifin Corp.	3,100	398,784

Professional Services 0.6%

Dun & Bradstreet Corp. (The)	11,400	1,399,350

Road & Rail 0.5%

Union Pacific Corp.	6,100	1,024,800

Total Industrials		24,062,133

Information Technology 18.0%
Communications Equipment 2.6%

Cisco Systems, Inc.	210,200	4,718,990

QUALCOMM, Inc.	12,800	950,400

Total		5,669,390

Computers & Peripherals 4.2%

Apple, Inc.	16,200	9,089,982

Internet Software & Services 1.3%

Google, Inc., Class A(a)	1,070	1,199,160

VeriSign, Inc.(a)	25,100	1,500,478

Total		2,699,638

IT Services 2.6%

MasterCard, Inc., Class A	6,530	5,455,554

Semiconductors & Semiconductor Equipment 1.5%

Analog Devices, Inc.	17,750	904,008

Broadcom Corp., Class A	44,250	1,312,012

Intel Corp.	11,050	286,858

KLA-Tencor Corp.	3,750	241,725

NVIDIA Corp.	25,400	406,908

Total		3,151,511

Software 5.8%

CA, Inc.	5,250	176,663

Microsoft Corp.	171,150	6,406,144

Oracle Corp.	144,250	5,519,005

VMware, Inc., Class A(a)	2,550	228,760

Total		12,330,572

Total Information Technology		38,396,647

Materials 3.6%
Chemicals 3.0%

CF Industries Holdings, Inc.	12,850	2,994,564

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Eastman Chemical Co.	9,100	734,370

LyondellBasell Industries NV, Class A	21,250	1,705,950

PPG Industries, Inc.	4,750	900,885

Total		6,335,769

Paper & Forest Products 0.6%

International Paper Co.	26,550	1,301,747

Total Materials		7,637,516

Telecommunication Services 2.3%
Diversified Telecommunication Services 2.3%

Verizon Communications, Inc.	98,800	4,855,032

Total Telecommunication Services		4,855,032

Utilities 3.1%
Independent Power Producers & Energy Traders 1.1%

AES Corp. (The)	163,800	2,376,738

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.0%

Ameren Corp.	23,650	855,184

Public Service Enterprise Group, Inc.	107,450	3,442,698

Total		4,297,882

Total Utilities		6,674,620

Total Common Stocks
(Cost: $164,430,854)		213,384,455

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(c)(d)	293,288	293,288

Total Money Market Funds
(Cost: $293,288)		293,288

Total Investments
(Cost: $164,724,142)		213,677,743

Other Assets & Liabilities, Net		239,865

Net Assets		213,917,608

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $112,419 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	2	USD	920,550	March 2014	16,618	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,550,649	24,687,573	(25,944,934)	293,288	1,428	293,288

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	26,048,613	—	—	26,048,613

Consumer Staples	21,702,185	—	—	21,702,185

Energy	22,189,188	—	—	22,189,188

Financials	33,716,476	—	—	33,716,476

Health Care	28,102,045	—	—	28,102,045

Industrials	24,062,133	—	—	24,062,133

Information Technology	38,396,647	—	—	38,396,647

Materials	7,637,516	—	—	7,637,516

Telecommunication Services	4,855,032	—	—	4,855,032

Utilities	6,674,620	—	—	6,674,620

Total Equity Securities	213,384,455	—	—	213,384,455

Mutual Funds

Money Market Funds	293,288	—	—	293,288

Total Mutual Funds	293,288	—	—	293,288

Investments in Securities	213,677,743	—	—	213,677,743
Derivatives

Assets

Futures Contracts	16,618	—	—	16,618

Total	213,694,361	—	—	213,694,361

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative	instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Core Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $164,430,854)	$213,384,455

Affiliated issuers (identified cost $293,288)	293,288

Total investments (identified cost $164,724,142)	213,677,743

Receivable for:

Investments sold	1,916,377

Dividends	178,098

Variation margin	3,200

Expense reimbursement due from Investment Manager	11,560

Prepaid expenses	2,366

Total assets	215,789,344

Liabilities

Payable for:

Investments purchased	1,522,582

Capital shares purchased	225,468

Investment management fees	73,890

Compensation of board members	16,868

Other expenses	32,928

Total liabilities	1,871,736

Net assets applicable to outstanding capital stock	$213,917,608

Represented by

Trust capital	$213,917,608

Total — representing net assets applicable to outstanding capital stock	$213,917,608

Shares outstanding	16,627,160

Net asset value per share	$12.87

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$4,437,147

Dividends — affiliated issuers	1,428

Foreign taxes withheld	(1,549)

Total income	4,437,026

Expenses:

Investment management fees	790,582

Compensation of board members	16,488

Custodian fees	19,186

Printing and postage fees	18,974

Professional fees	29,849

Other	1,719

Total expenses	876,798

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(85,961)

Total net expenses	790,837

Net investment income	3,646,189

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	31,692,977

Futures contracts	527,119

Net realized gain	32,220,096

Net change in unrealized appreciation (depreciation) on:

Investments	22,536,445

Futures contracts	1,635

Net change in unrealized appreciation (depreciation)	22,538,080

Net realized and unrealized gain	54,758,176

Net increase in net assets resulting from operations	$58,404,365

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$3,646,189	$3,693,131

Net realized gain	32,220,096	19,335,716

Net change in unrealized appreciation (depreciation)	22,538,080	5,608,692

Net increase in net assets resulting from operations	58,404,365	28,637,539

Increase (decrease) in net assets from capital stock activity	(25,353,212)	(22,996,033)

Total increase in net assets	33,051,153	5,641,506

Net assets at beginning of year	180,866,455	175,224,949

Net assets at end of year	$213,917,608	$180,866,455

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	22,779	274,504	8,814	81,514

Redemptions	(2,294,998)	(25,627,716)	(2,497,188)	(23,077,547)

Total decrease	(2,272,219)	(25,353,212)	(2,488,374)	(22,996,033)

Total net decrease	(2,272,219)	(25,353,212)	(2,488,374)	(22,996,033)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Core Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.57	$8.19	$7.65	$6.55	$5.27

Income from investment operations

Net investment income (loss)	0.21	0.18	0.16	0.17	0.12

Net realized and unrealized gain	3.09	1.20	0.38	0.93	1.16

Total from investment operations	3.30	1.38	0.54	1.10	1.28

Net asset value, end of period	$12.87	$9.57	$8.19	$7.65	$6.55

Total return	34.48%	16.85%	7.06%	16.76%	24.40%

Ratios to average net assets(a)

Total gross expenses	0.44%	0.46%	0.46%	0.45%	0.44%

Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.84%	1.98%	2.02%	2.44%	2.25%

Supplemental data

Net assets, end of period (in thousands)	$213,918	$180,866	$175,225	$186,322	$186,836

Portfolio turnover	68%	79%	52%	109%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as

Annual Report 2013	17

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master

Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily

18	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	16,618	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	527,119
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,635

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	70

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2013	19

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.40% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,792.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and

20	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $132,280,442 and $152,564,621, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100.0% of the Fund’s shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory

Annual Report 2013	21

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	23

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

24	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003- 2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	25

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006- 2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

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Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

28	Annual Report 2013

Columbia Variable Portfolio – Core Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	29

Columbia Variable Portfolio — Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6347 M (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund) Class 2 shares returned 14.31% for the 12-month period that ended December 31, 2013.

>	During the 12-month period, the Fund outperformed its Blended Index, which gained 13.33%, as well as the Barclays U.S. Aggregate Bond Index, which returned -2.02%.

>	The Fund’s higher-than-average equity exposure helped lift performance above its Blended Index, as did a cautious approach to fixed income positioning.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	04/19/12	14.31	9.89
Blended Index		13.33	10.80
Barclays U.S. Aggregate Bond Index		-2.02	0.48

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 50% weighting of the Barclays U.S. Aggregate Bond Index, a 26% weighting of the S&P 500 Index, a 15% weighting of the MSCI EAFE Index (Net) and a 9% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 19, 2012 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Portfolio Allocation (%) (at December 31, 2013)
Allocations to Underlying Funds
Underlying Funds: Equity	43.3
International	12.0
U.S. Large Cap	22.5
U.S. Mid Cap	3.9
U.S. Small Cap	4.9
Underlying Funds: Fixed Income	23.7
Fixed Rate	1.2
Global Bond	1.7
High Yield	1.2
Inflation Protected Securities	2.4
Investment Grade	15.6
Multisector	1.6
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.1
Exchange-Traded Funds	8.6
Residential Mortgage-Backed Securities — Agency	5.9
Options Purchased Puts	1.9
Corporate Bonds & Notes	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in an affiliated money market fund (amounting to $1,022.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period ended December 31, 2013, the Fund’s Class 2 shares returned 14.31%. The Fund outperformed its Blended Index, which gained 13.33%, as well as the Barclays U.S. Aggregate Bond Index, which returned -2.02% for the same time period. The Fund’s higher-than-average equity exposure helped lift performance above its Blended Index. Within the Fund’s fixed income holdings, we took a cautious approach and focused on shorter maturities given the possibility of increased interest rates. This positioning also aided results.

Growth Picked Up, Equity Markets Responded

After five years of modest progress, the pace of economic growth picked up in the second half of 2013. New jobs were added to the labor market at close to 200,000 monthly throughout the year, although December’s gains were unexpectedly lackluster. A rebound in housing showed staying power, despite rising mortgage rates, and manufacturing activity accelerated. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Growth, as measured by gross domestic product, was revised up to 4.1% in the third quarter. Expectations are for a solid fourth quarter and underlying economic growth is forecast to expand by 2% to 3% in 2014, with contributions from a narrowing trade deficit, continued recovery in housing, modest increases in capital spending and stronger global demand.

Global equity markets posted solid returns for 2013, despite a modest pullback in the first half after Federal Reserve (the Fed) Board Chairman Ben Bernanke indicated that the Fed might be ready to taper is monthly bond-buying program, removing stimulus from the economy. However, the Fed took no action in 2013, postponing a modest tapering to begin in January 2014. Against this backdrop, the MSCI World Index, a broad measure of global equity market performance, gained 26% for the year. Performance varied significantly among regions. Developed markets, such as Japan and the United States, each returned more than 25%, while the MSCI Emerging Market Index (measured in U.S.$) posted a loss of just over 2%. In the U.S. market, small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. From a valuation perspective, global equities do not appear overly stretched, although the monetary backdrop certainly needs to be considered when weighing short-term earnings quality against longer-term measures supporting valuations. The MSCI World Index ended the year with a trailing price-to-earnings ratio of 17.5, which is roughly in line with its 44-year average.

In the U.S. bond market, most sectors generated negative returns. At one end of the spectrum, long-term Treasuries and Treasury Inflation Protected Securities lost significant ground, while U.S. high yield corporate bonds posted total returns in excess of 7% for the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility. We decrease equity exposure when we determine that volatility is relatively high and increase exposure to the equity markets when we determine that stock price volatility is relatively low. During 2013, equity market volatility was on average lower than normal. As a result, the Fund was overweight in equities relative to the Blended Index during most of the period. Positions in Variable Portfolio — MFS Value Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio —

4	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Manager Discussion of Fund Performance (continued)

NFJ Dividend Value Fund, Columbia Variable Portfolio — Select Large-Cap Value Fund and Columbia Variable Portfolio — Contrarian Core Fund were the top contributors to performance for the period. Positions in Columbia Variable Portfolio — Global Bond Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund and Columbia Variable Portfolio — Diversified Bond Fund detracted from results.

The Fund also invests in instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed income futures.

Market Volatility Determines Positioning

Market volatility declined over the period and, if it continues to do so, we currently intend to increase the portfolio’s exposure to the equity markets. On the other hand, if volatility rises, we intend to decrease the Fund’s equity exposure. We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund’s equity exposure to manage volatility and its effects on the investment portfolio. For now, these measures are consistent with ongoing equity market strength but any change in key indicators could signal oncoming equity market volatility.

Looking Ahead

The strong equity returns of the past two years present an investment strategy challenge. We believe that equities currently continue to look attractive. However, we believe stock markets outside the United States show more potential in the year ahead. In fact, using a combination of fundamental, macroeconomic and technical indicators, the United States currently ranks in the bottom half of the countries covered by the analysis of Columbia’s asset allocation team, while Japan and Germany, for example, rank near the top. That said, we remain cautious on emerging markets and will look for signs of acceleration in global trade before we selectively add to emerging market equities.

Another aspect of our equity investment strategy for 2014 is an increase in active risk. We believe that conditions are favorable for active equity strategies to outperform passive strategies. Most important, we believe the degree to which stock prices are being moved by macro influences is falling. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we currently expect that individual stock prices will be increasingly influenced by company specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011, and begins 2014 at its lowest level in years. This decline in stock correlations provides a much-improved environment for stock selection. Furthermore, if the trajectory of overall market returns flattens a bit, active strategies have the potential to make up a larger share of overall equity portfolio returns in 2014.

Annual Report 2013	5

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Manager Discussion of Fund Performance (continued)

Our present outlook for the bond market targets sectors that trade on their yield spread relative to U.S. Treasuries, such as high-yield U.S. corporate bonds, which continue to be attractively priced. We do not currently foresee a significant rise in default risk as long as economic growth does not disappoint. We also see some value in emerging market sovereign bonds at this time, although we continue to monitor liquidity pressures for these bonds because investors seem skeptical on the prospects for emerging market assets, in general.

6	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract, if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your variable annuity contract, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,093.10	1,022.98	2.61	2.53	0.49	5.55	5.36	1.04

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Annual Report 2013	7

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 45.6%
	Shares	Value ($)
International 12.7%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1(a)	4,089,339	64,652,456

Variable Portfolio – Columbia Wanger International Equities Fund, Class 1(a)	6,313,543	89,020,955

Variable Portfolio – DFA International Value Fund, Class 1(a)	11,037,145	127,479,028

Variable Portfolio – Invesco International Growth Fund, Class 1(a)	10,104,677	137,726,740

Variable Portfolio – Mondrian International Small Cap Fund, Class 1(a)	6,529,532	88,866,923

Variable Portfolio – Pyramis® International Equity Fund, Class 1(a)	9,813,849	127,481,900

Variable Portfolio – Pyrford International Equity Fund, Class 1(a)	12,095,936	127,249,249

Total		762,477,251

U.S. Large Cap 23.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1(a)(b)	10,681,310	152,956,364

Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1(a)(b)	8,416,242	152,838,959

Columbia Variable Portfolio – Large Cap Growth Fund, Class 1(a)(b)	7,598,911	78,800,703

Columbia Variable Portfolio – Large Core Quantitative Fund, Class 1(a)(b)	4,090,660	127,178,600

Columbia Variable Portfolio – Select Large Cap Growth Fund, Class 1(a)(b)	4,713,871	79,758,702

Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1(a)(b)	7,405,285	119,743,457

Variable Portfolio – American Century Growth Fund, Class 1(a)(b)	4,732,735	78,894,693

Variable Portfolio – Holland Large Cap Growth Fund, Class 1(a)(b)	4,554,393	78,927,623

Variable Portfolio – MFS Value Fund, Class 1(a)(b)	10,129,779	172,104,946

Variable Portfolio – NFJ Dividend Value Fund, Class 1(a)(b)	8,986,740	153,044,185

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	4,459,281	78,929,278

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Sit Dividend Growth Fund, Class 1(a)(b)	11,116,220	152,959,192

Total		1,426,136,702

U.S. Mid Cap 4.1%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund, Class 1(a)(b)	2,913,675	47,842,550

Variable Portfolio – Jennison Mid Cap Growth Fund, Class 1(a)(b)	6,091,193	105,255,817

Variable Portfolio – Victory Established Value Fund, Class 1(a)(b)	5,728,884	95,615,067

Total		248,713,434

U.S. Small Cap 5.1%
Variable Portfolio – Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	2,983,050	54,559,988

Variable Portfolio – Partners Small Cap Growth Fund, Class 1(a)(b)	4,101,920	75,065,136

Variable Portfolio – Partners Small Cap Value Fund, Class 1(a)(b)	7,907,603	177,367,525

Total		306,992,649

Total Equity Funds (Cost: $2,327,777,645)		2,744,320,036

Fixed-Income Funds 24.9%
Floating Rate 1.2%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1(a)	7,516,272	74,937,229

Global Bond 1.8%
Columbia Variable Portfolio – Global Bond Fund, Class 1(a)	10,360,699	109,823,409

High Yield 1.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1(a)	8,604,208	74,942,652

Inflation Protected Securities 2.5%
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	17,146,536	149,860,724

Investment Grade 16.4%
Columbia Variable Portfolio – Diversified Bond Fund, Class 1(a)	17,952,844	179,707,973

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1(a)	17,208,459	179,828,391

Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1(a)	9,771,187	99,861,531

Variable Portfolio – American Century Diversified Bond Fund, Class 1(a)	16,956,873	179,742,854

Variable Portfolio – J.P. Morgan Core Bond Fund, Class 1(a)	16,939,624	179,729,413

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Class 1(a)	4,980,380	49,903,407

Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1(a)	11,825,701	119,912,609

Total		988,686,178

Multisector 1.7%
Columbia Variable Portfolio – Strategic Income Fund, Class 1(a)	11,385,201	99,848,213

Total Fixed-Income Funds (Cost: $1,572,194,397)		1,498,098,405

Corporate Bonds & Notes 0.5%
Issuer	Coupon Rate	Principal Amount	Value ($)
Aerospace & Defense —%
L-3 Communications Corp.
02/15/21	4.950%	180,000	188,270

Northrop Grumman Corp.
Senior Unsecured
03/15/21	3.500%	160,000	159,030
08/01/23	3.250%	340,000	317,137

Total			664,437

Banking 0.1%
Bank of America Corp. Senior Unsecured
07/24/23	4.100%	460,000	461,952

Citigroup, Inc. Senior Unsecured
11/07/43	4.950%	340,000	338,670

Goldman Sachs Group, Inc. (The) Senior Unsecured
01/22/23	3.625%	410,000	394,926

HSBC Holdings PLC Senior Unsecured
03/30/22	4.000%	480,000	493,368

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Morgan Stanley Senior Unsecured
02/25/23	3.750%	100,000	97,306
07/24/42	6.375%	100,000	117,128

Wells Fargo & Co. Subordinated Notes
11/02/43	5.375%	120,000	122,881

Total			2,026,231

Chemicals —%
Dow Chemical Co. (The) Senior Unsecured
11/15/42	4.375%	290,000	254,630

LYB International Finance BV
07/15/23	4.000%	40,000	39,482

Total			294,112

Consumer Products —%
Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	110,000	103,109

Diversified Manufacturing —%
General Electric Co. Senior Unsecured
10/09/42	4.125%	80,000	73,909

United Technologies Corp. Senior Unsecured
06/01/42	4.500%	160,000	155,374

Total			229,283

Electric 0.1%
Arizona Public Service Co. Senior Unsecured
09/01/41	5.050%	250,000	256,594

CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	50,000	53,978
03/31/43	4.700%	170,000	158,615

DTE Electric Co. General Refunding Mortgage
04/01/43	4.000%	160,000	142,405

DTE Energy Co. Senior Unsecured
12/01/23	3.850%	90,000	89,223

Dominion Resources, Inc. Senior Unsecured
09/15/42	4.050%	230,000	194,868

Duke Energy Progress, Inc. 1st Mortgage
05/15/42	4.100%	240,000	221,623

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%	475,000	444,028

Metropolitan Edison Co. Senior Unsecured(c)
03/15/23	3.500%	490,000	457,434

MidAmerican Energy Holdings Co. Senior Unsecured(c)
11/15/43	5.150%	270,000	272,248

Oncor Electric Delivery Co. LLC Senior Secured
12/01/41	4.550%	260,000	244,538

PPL Capital Funding, Inc.
06/01/23	3.400%	420,000	390,807

Pacific Gas & Electric Co. Senior Unsecured
08/15/42	3.750%	265,000	221,040
11/15/43	5.125%	115,000	118,756

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	860,000	828,060

Southern California Edison Co. 1st Refunding Mortgage
10/01/43	4.650%	145,000	145,110

Total			4,239,327

Entertainment —%
Time Warner, Inc.
03/29/41	6.250%	600,000	666,289

Environmental —%
Waste Management, Inc.
09/15/22	2.900%	480,000	444,664

Food and Beverage 0.1%
Beam, Inc. Senior Unsecured
05/15/22	3.250%	125,000	119,798

ConAgra Foods, Inc. Senior Unsecured
01/25/43	4.650%	185,000	169,961

Heineken NV Senior Unsecured(c)
10/01/42	4.000%	240,000	202,147

Kraft Foods Group, Inc. Senior Unsecured
06/04/42	5.000%	240,000	236,590

Molson Coors Brewing Co.
05/01/42	5.000%	195,000	190,797

Mondelez International, Inc. Senior Unsecured
02/09/40	6.500%	80,000	95,598

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
PepsiCo, Inc. Senior Unsecured
03/01/23	2.750%	525,000	485,920

SABMiller Holdings, Inc.(c)
01/15/22	3.750%	480,000	481,791

Total			1,982,602

Gas Pipelines —%
El Paso Pipeline Partners Operating Co. LLC
11/01/42	4.700%	115,000	98,449

Energy Transfer Partners LP Senior Unsecured
02/01/43	5.150%	125,000	114,215

Enterprise Products Operating LLC
03/15/44	4.850%	410,000	385,565

Kinder Morgan Energy Partners LP Senior Unsecured
08/15/42	5.000%	380,000	350,953

NiSource Finance Corp.
02/15/43	5.250%	200,000	194,368

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
06/01/22	3.650%	305,000	299,660

TransCanada PipeLines Ltd. Senior Unsecured
10/16/43	5.000%	145,000	142,889

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	160,000	142,350

Total			1,728,449

Healthcare Insurance —%
Aetna, Inc. Senior Unsecured
05/15/42	4.500%	100,000	92,961

CIGNA Corp. Senior Unsecured
02/15/42	5.375%	50,000	51,985

UnitedHealth Group, Inc. Senior Unsecured
10/15/42	3.950%	270,000	228,977

WellPoint, Inc. Senior Unsecured
05/15/42	4.625%	240,000	221,811

Total			595,734

Independent Energy —%
Anadarko Petroleum Corp. Senior Unsecured
03/15/40	6.200%	170,000	188,043

Apache Corp. Senior Unsecured
01/15/44	4.250%	180,000	161,832

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Canadian Natural Resources Ltd. Senior Unsecured
03/15/38	6.250%	75,000	84,040

Canadian Oil Sands Ltd.(c)
04/01/22	4.500%	100,000	100,708

Concho Resources, Inc.
04/01/23	5.500%	115,000	118,450

Continental Resources, Inc.
09/15/22	5.000%	75,000	77,906

Devon Energy Corp. Senior Unsecured
05/15/42	4.750%	200,000	185,462

EnCana Corp. Senior Unsecured
11/15/41	5.150%	300,000	281,250

Hess Corp. Senior Unsecured
02/15/41	5.600%	270,000	281,371

Marathon Oil Corp. Senior Unsecured
11/01/22	2.800%	120,000	110,593

Noble Energy, Inc. Senior Unsecured
11/15/43	5.250%	135,000	134,890

Pioneer Natural Resources Co. Senior Unsecured
07/15/22	3.950%	100,000	100,383

Total			1,824,928

Integrated Energy —%
Cenovus Energy, Inc. Senior Unsecured
09/15/42	4.450%	160,000	144,072
09/15/43	5.200%	50,000	49,583

Suncor Energy, Inc. Senior Unsecured
06/15/38	6.500%	100,000	116,414

Total			310,069

Life Insurance —%
Five Corners Funding Trust(c)
11/15/23	4.419%	180,000	177,776

Hartford Financial Services Group, Inc. Senior Unsecured
04/15/22	5.125%	300,000	326,763

MetLife, Inc. Senior Unsecured
09/15/23	4.368%	840,000	857,544

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	290,000	312,535

Total			1,674,618

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Media Cable —%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/42	5.150%	310,000	278,412

Time Warner Cable, Inc.
09/15/42	4.500%	470,000	356,055

Total			634,467

Media Non-Cable 0.1%
21st Century Fox America, Inc.(c)
10/01/43	5.400%	510,000	524,926

British Sky Broadcasting Group PLC(c)
11/26/22	3.125%	310,000	288,621

NBCUniversal Media LLC
01/15/43	4.450%	800,000	716,659

Reed Elsevier Capital, Inc.
10/15/22	3.125%	300,000	277,426

Thomson Reuters Corp. Senior Unsecured
11/23/43	5.650%	165,000	167,992

Total			1,975,624

Metals —%
BHP Billiton Finance USA Ltd.
09/30/43	5.000%	75,000	76,256

Barrick North America Finance LLC
05/01/43	5.750%	105,000	94,416

Newmont Mining Corp.
03/15/42	4.875%	115,000	85,150

Rio Tinto Finance USA PLC
08/21/42	4.125%	115,000	101,115

Teck Resources Ltd.
02/01/43	5.400%	100,000	91,215

Vale SA Senior Unsecured
09/11/42	5.625%	185,000	167,940

Total			616,092

Non-Captive Diversified —%
General Electric Capital Corp. Senior Unsecured
01/14/38	5.875%	800,000	911,291

Oil Field Services —%
Noble Holding International Ltd.
03/15/22	3.950%	245,000	239,516

Weatherford International Ltd.
04/15/42	5.950%	110,000	110,213

Total			349,729

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Pharmaceuticals —%
Amgen, Inc. Senior Unsecured
05/15/43	5.375%	385,000	395,286

Property & Casualty —%
Alleghany Corp. Senior Unsecured
06/27/22	4.950%	370,000	384,123

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	170,000	155,461

CNA Financial Corp. Senior Unsecured
08/15/20	5.875%	270,000	307,808

Liberty Mutual Group, Inc.(c)
05/01/22	4.950%	415,000	429,115
06/15/23	4.250%	80,000	77,243

Total			1,353,750

Railroads —%
Burlington Northern Santa Fe LLC Senior Unsecured
03/15/43	4.450%	350,000	317,349

CSX Corp. Senior Unsecured
03/15/44	4.100%	370,000	313,539

Canadian Pacific Railway Co. Senior Unsecured
03/15/23	4.450%	290,000	299,366

Norfolk Southern Corp. Senior Unsecured
10/01/42	3.950%	270,000	227,181

Union Pacific Corp. Senior Unsecured
06/15/42	4.300%	255,000	230,745

Total			1,388,180

Refining —%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	140,000	159,559

Phillips 66
05/01/42	5.875%	145,000	157,259

Valero Energy Corp.
06/15/37	6.625%	140,000	159,703

Total			476,521

Restaurants —%
Yum! Brands, Inc. Senior Unsecured
11/01/43	5.350%	280,000	272,061

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Retailers —%
CVS Caremark Corp. Senior Unsecured
12/05/43	5.300%	195,000	201,662

Lowe’s Companies, Inc. Senior Unsecured
04/15/42	4.650%	110,000	106,381

Wal-Mart Stores, Inc. Senior Unsecured
10/25/40	5.000%	380,000	397,554

Total			705,597

Supermarkets —%
Kroger Co. (The) Senior Unsecured
04/15/42	5.000%	130,000	124,035

Technology —%
Corning, Inc. Senior Unsecured
03/15/42	4.750%	80,000	77,048

Oracle Corp. Senior Unsecured
10/15/22	2.500%	470,000	430,490

Total			507,538

Tobacco —%
Altria Group, Inc.
01/31/44	5.375%	145,000	145,600

Transportation Services —%
ERAC U.S.A. Finance LLC(c)
03/15/42	5.625%	160,000	163,416

Wireless —%
America Movil SAB de CV Senior Unsecured
07/16/42	4.375%	200,000	166,162

Rogers Communications, Inc.
10/01/43	5.450%	290,000	297,556

Total			463,718

Wirelines 0.1%
AT&T, Inc. Senior Unsecured
06/15/45	4.350%	1,145,000	969,348

Embarq Corp. Senior Unsecured
06/01/36	7.995%	40,000	40,498

Telefonica Emisiones SAU
06/20/36	7.045%	65,000	71,652

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount	Value ($)
Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%	505,000	412,498
09/15/43	6.550%	840,000	982,765

Total			2,476,761

Total Corporate Bonds & Notes (Cost: $29,791,165)			29,743,518

Residential Mortgage-Backed Securities — Agency 6.2%
Federal National Mortgage Association(d)(e)
01/16/29	2.500%	63,725,000	63,067,836
01/16/29	3.000%	80,785,000	82,441,722
01/13/44	3.500%	167,000,000	165,891,020
01/13/44	4.000%	60,000,000	61,762,500

Total Residential Mortgage-Backed Securities — Agency
(Cost: $375,092,052)			373,163,078

		Shares	Value ($)
Exchange-Traded Funds 9.0%
SPDR S&P 500 ETF Trust		1,365,200	252,111,484

iShares MSCI EAFE ETF		3,667,425	245,937,520

iShares Russell 2000 ETF		395,215	45,572,242

Total Exchange-Traded Funds (Cost: $488,966,867)			543,621,246

Options Purchased Puts 1.9%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index
	700	1,500.00	12/20/14	2,128,000
	1,850	1,500.00	12/19/15	14,430,000
	5,900	1,600.00	12/19/15	60,829,000
	3,000	1,700.00	12/19/15	40,380,000

Total Options Purchased Puts (Cost: $162,981,938)				117,767,000

Money Market Funds 17.0%
			Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(f)			1,022,101,896	1,022,101,896

Total Money Market Funds (Cost: $1,022,101,896)				1,022,101,896

Total Investments (Cost: $5,978,905,960)				6,328,815,179

Other Assets & Liabilities, Net				(306,750,580)

Net Assets				6,022,064,599

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $60,089,619 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CAC40 10 EURO	266	EUR	15,729,760	January 2014	699,025	—

DAX INDEX	48	EUR	15,857,136	March 2014	670,321	—

EURO STOXX 50	367	EUR	15,691,722	March 2014	704,171	—

HANG SENG INDEX	101	HKD	15,195,653	January 2014	—	(44,773)

IBEX 35 INDEX	115	EUR	15,613,926	January 2014	796,670	—

RUSSELL 2000 EMINI	200	USD	23,228,000	March 2014	102,258	—

S&P 500	316	USD	145,446,900	March 2014	4,465,810	—

S&P500 EMINI	10,167	USD	935,923,185	March 2014	25,242,070	—

US 10YR NOTE	(81)	USD	(9,966,797)	March 2014	219,188	—

US 2YR NOTE	(3,308)	USD	(727,139,750)	April 2014	1,306,699	—

US 5YR NOTE	2,788	USD	332,643,251	March 2014	—	(2,900,522)

US LONG BOND	19	USD	2,437,938	March 2014	—	(46,791)

US ULTRA T-BOND	129	USD	17,576,250	March 2014	—	(289,275)

Total					34,206,212	(3,281,361)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	494,983,539	1,834,792,437	(1,307,674,080)	—	1,022,101,896	—	787,348	1,022,101,896

Columbia Variable Portfolio – Contrarian Core Fund, Class 1	—	128,721,852	—	—	128,721,852	—	—	152,956,364

Columbia Variable Portfolio – Diversified Bond Fund, Class 1	52,529,519	142,929,392	(150,678)	(23,296)	195,284,937	6,163,015	6,349,949	179,707,973

Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1	33,959,608	97,631,228	—	—	131,590,836	—	—	152,838,959

Columbia Variable Portfolio – Emerging Markets Fund, Class 1	12,665,377	50,540,545	—	—	63,205,922	—	257,081	64,652,456

Columbia Variable Portfolio – Global Bond Fund, Class 1	65,929,481	73,989,916	(20,101,925)	218,292	120,035,764	581,640	3,515,726	109,823,409

Columbia Variable Portfolio – Income Opportunities Fund, Class 1	58,556,909	27,213,178	(516,987)	(119,295)	85,133,805	6,609,423	9,144,600	74,942,652

Columbia Variable Portfolio – Large Cap Growth Fund, Class 1	—	67,808,382	—	—	67,808,382	—	—	78,800,703

Columbia Variable Portfolio – Large Core Quantitative Fund, Class 1	—	116,526,640	—	—	116,526,640	—	—	127,178,600

Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1	89,885,446	92,341,682	(150,331)	(4,117)	182,072,680	1,613,259	3,298,109	179,828,391

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund, Class 1	25,155,110	8,988,068	(203,884)	57,234	33,996,528	—	—	47,842,550

Columbia Variable Portfolio – Select Large Cap Growth Fund, Class 1	30,216,253	31,269,139	—	—	61,485,392	1,858,941	—	79,758,702

Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1	33,953,661	61,508,572	—	—	95,462,233	—	—	119,743,457

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio – Strategic Income Fund, Class 1	31,991,769	72,932,799	(121,469)	(6,365)	104,796,734	1,976,649	3,485,013	99,848,213

Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1	28,000,000	73,975,767	(97,515)	(2,631)	101,875,621	—	584,173	99,861,531

Variable Portfolio – American Century Diversified Bond Fund, Class 1	88,544,760	99,822,368	(155,010)	(11,136)	188,200,982	2,576,420	2,742,579	179,742,854

Variable Portfolio – American Century Growth Fund, Class 1	30,170,036	34,797,184	—	—	64,967,220	—	—	78,894,693

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, Class 1	76,325,081	83,946,853	(105,773)	(10,422)	160,155,739	3,911,349	9,333	149,860,724

Variable Portfolio – Columbia Wanger International Equities Fund, Class 1	15,870,278	63,479,693	—	—	79,349,971	869,280	1,246,806	89,020,955

Variable Portfolio – Columbia Wanger U.S. Equities Fund, Class 1	—	45,824,127	—	—	45,824,127	—	—	54,559,988

Variable Portfolio – DFA International Value Fund, Class 1	57,109,208	48,385,976	(873,127)	186,966	104,809,023	—	2,650,899	127,479,028

Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1	31,761,124	43,832,957	(68,810)	(3,268)	75,522,003	462,647	2,498,993	74,937,229

Variable Portfolio – Holland Large Cap Growth Fund, Class 1	30,159,203	34,439,633	—	—	64,598,836	—	—	78,927,623

Variable Portfolio – Invesco International Growth Fund, Class 1	50,645,660	68,565,947	(1,312,001)	217,012	118,116,618	1,424,762	1,961,434	137,726,740

Variable Portfolio – J.P. Morgan Core Bond Fund, Class 1	85,975,192	100,126,717	(144,341)	(7,143)	185,950,425	243,245	2,966,728	179,729,413

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)

Variable Portfolio – Jennison Mid Cap Growth Fund, Class 1	33,954,736	53,591,833	—	—	87,546,569	—	—	105,255,817

Variable Portfolio – MFS Value Fund, Class 1	48,426,403	90,906,992	—	—	139,333,395	—	—	172,104,946

Variable Portfolio – Mondrian International Small Cap Fund, Class 1	16,033,765	65,834,715	—	—	81,868,480	1,207,660	1,527,807	88,866,923

Variable Portfolio – NFJ Dividend Value Fund, Class 1	48,442,411	79,804,280	—	—	128,246,691	—	—	153,044,185

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Class 1	30,164,283	31,918,277	—	—	62,082,560	—	—	78,929,278

Variable Portfolio – Partners Small Cap Growth Fund, Class 1	19,418,531	40,751,898	—	—	60,170,429	—	—	75,065,136

Variable Portfolio – Partners Small Cap Value Fund, Class 1	44,019,740	100,388,312	—	—	144,408,052	—	—	177,367,525

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Class 1	40,507,204	33,379,540	(22,051,614)	(251,146)	51,583,984	552,262	315,481	49,903,407

Variable Portfolio – Pyramis® International Equity Fund, Class 1	38,132,437	73,643,428	—	—	111,775,865	1,783,392	1,616,699	127,481,900

Variable Portfolio – Pyrford International Equity Fund, Class 1	—	123,016,771	—	—	123,016,771	—	495,407	127,249,249

Variable Portfolio – Sit Dividend Growth Fund, Class 1	30,351,845	101,091,556	—	—	131,443,401	—	—	152,959,192

Variable Portfolio – Victory Established Value Fund, Class 1	—	81,421,852	—	—	81,421,852	—	—	95,615,067

Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1	50,490,718	71,159,213	(65,880)	(2,328)	121,581,723	744,446	833,863	119,912,609

Total	1,824,329,287	4,451,299,719	(1,353,793,425)	238,357	4,922,073,938	32,578,390	46,288,028	5,264,520,337

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $3,175,425 or 0.05% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

EUR	Euro

HKD	Hong Kong Dollar

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	2,744,320,036	—	—	2,744,320,036

Fixed-Income Funds	1,498,098,405	—	—	1,498,098,405

Money Market Funds	1,022,101,896	—	—	1,022,101,896

Total Mutual Funds	5,264,520,337	—	—	5,264,520,337

Bonds

Corporate Bonds & Notes	—	29,743,518	—	29,743,518

Residential Mortgage-Backed Securities — Agency	—	373,163,078	—	373,163,078

Total Bonds	—	402,906,596	—	402,906,596

Equity Securities

Exchange-Traded Funds	543,621,246	—	—	543,621,246

Total Equity Securities	543,621,246	—	—	543,621,246

Other

Options Purchased Puts	117,767,000	—	—	117,767,000

Total Other	117,767,000	—	—	117,767,000

Investments in Securities	5,925,908,583	402,906,596	—	6,328,815,179

Derivatives

Assets

Futures Contracts	34,206,212	—	—	34,206,212

Liabilities

Futures Contracts	(3,281,361)	—	—	(3,281,361)

Total	5,956,833,434	402,906,596	—	6,359,740,030

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,056,832,022)	$1,064,294,842

Affiliated issuers (identified cost $4,922,073,938)	5,264,520,337

Total investments (identified cost $5,978,905,960)	6,328,815,179

Cash	12,360,737

Margin deposits	60,089,619

Receivable for:

Capital shares sold	9,397,551

Dividends	1,419,255

Interest	343,307

Reclaims	234

Variation margin	4,199,650

Prepaid expenses	15,443

Total assets	6,416,640,975

Liabilities

Payable for:

Investments purchased	18,494,766

Investments purchased on a delayed delivery basis	375,534,247

Capital shares purchased	2,216

Variation margin	360,300

Investment management fees	29,104

Distribution and/or service fees	40,965

Transfer agent fees	2,908

Administration fees	4,937

Compensation of board members	32,922

Other expenses	74,011

Total liabilities	394,576,376

Net assets applicable to outstanding capital stock	$6,022,064,599

Represented by

Trust capital	$6,022,064,599

Total — representing net assets applicable to outstanding capital stock	$6,022,064,599

Class 2

Net assets	$6,022,064,599

Shares outstanding	513,069,023

Net asset value per share	$11.74

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$8,863,056

Dividends — affiliated issuers	46,288,028

Interest	523,792

Foreign taxes withheld	(197)

Total income	55,674,679

Expenses:

Investment management fees	7,412,515

Distribution and/or service fees

Class 2	9,749,604

Transfer agent fees

Class 2	711,484

Administration fees	1,209,118

Compensation of board members	70,600

Custodian fees	67,828

Printing and postage fees	128,508

Professional fees	69,496

Other	40,148

Total expenses	19,459,301

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(274,035)

Total net expenses	19,185,266

Net investment income	36,489,413

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(74,638,043)

Investments — affiliated issuers	238,357

Capital gain distributions from underlying affiliated funds	32,578,390

Foreign currency translations	249,453

Futures contracts	172,543,334

Net realized gain	130,971,491

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	13,238,595

Investments — affiliated issuers	305,771,777

Foreign currency translations	71,746

Futures contracts	31,275,419

Net change in unrealized appreciation (depreciation)	350,357,537

Net realized and unrealized gain	481,329,028

Net increase in net assets resulting from operations	$517,818,441

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations

Net investment income	$36,489,413	$4,701,342

Net realized gain	130,971,491	11,348,096

Net change in unrealized appreciation (depreciation)	350,357,537	30,548,279

Net increase in net assets resulting from operations	517,818,441	46,597,717

Increase (decrease) in net assets from capital stock activity	3,367,549,569	2,080,098,872

Total increase in net assets	3,885,368,010	2,126,696,589

Net assets at beginning of year	2,136,696,589	10,000,000

Net assets at end of year	$6,022,064,599	$2,136,696,589

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	305,822,679	3,375,718,828	208,153,211	2,091,608,840

Redemptions	(723,891)	(8,169,259)	(1,182,976)	(11,509,968)

Net increase	305,098,788	3,367,549,569	206,970,235	2,080,098,872

Total net increase	305,098,788	3,367,549,569	206,970,235	2,080,098,872

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2013		2012(a)
Per share data
Net asset value, beginning of period	$10.27		$10.00

Income from investment operations:

Net investment income	0.10		0.05

Net realized and unrealized gain	1.37		0.22

Total from investment operations	1.47		0.27

Net asset value, end of period	$11.74		$10.27

Total return	14.31%		2.70%

Ratios to average net assets(b)

Total gross expenses	0.50%		0.56	%(c)

Total net expenses(d)	0.49%		0.53	%(c)

Net investment income	0.94%		0.74	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,022,065		$2,136,697

Portfolio turnover	125	%(e)	117	%(e)

Notes to Financial Highlights

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 20% and 36% for the years ended December 31, 2012 and December 31, 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund), formerly known as Columbia Variable Portfolio — Managed Volatility Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter (affiliated underlying funds). The Fund may also invest in exchange-traded funds (ETFs), (collectively with the affiliated underlying funds, the Underlying Funds), equity and fixed income securities, including treasury inflation protected securities (TIPS) and other instruments such as derivatives.

*For information on the goals, investment strategies and risks of the affiliated underlying funds, please refer to the Fund’s most recent prospectus and the prospectuses of the affiliated underlying funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

24	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the

Annual Report 2013	25

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the

26	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Options Purchased Puts(c)	117,767,000	—	117,767,000	—	—	—	117,767,000

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Represents the net amount due from counterparties in the event of default.
(c)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	32,680,325	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	117,767,000
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,525,887	*
Total		151,973,212

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	44,773	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	3,236,588	*
Total		3,281,361

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2013	27

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	183,176,611	(90,511,680)	92,664,931
Interest rate risk	(10,633,277)	—	(10,633,277)
Total	172,543,334	(90,511,680)	82,031,654
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	32,322,878	(32,237,703)	85,175
Interest rate risk	(1,047,459)	—	(1,047,459)
Total	31,275,419	(32,237,703)	(962,284)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	149,420
Options contracts	31,290

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

28	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than underlying funds (including ETFs) that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.19% of the Fund’s average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as “acquired funds”) in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.03% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $9,272.

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

Annual Report 2013	29

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended December 31, 2013, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, including indirect expenses of underlying funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 2	1.15%	1.02%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $7,231,480,517 and $4,169,696,501, respectively, for the year ended December 31, 2013, of which $3,800,522,840 and $3,619,168,193, respectively, were U.S. government securities.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR

30	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	31

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (formerly Managed Volatility Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (formerly Managed Volatility Fund) (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 19, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2014

32	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	33

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	35

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

36	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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40	Annual Report 2013

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6538 C (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Seligman Global Technology Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund) Class 2 shares returned 25.48% for the 12-month period ended December 31, 2013.

>	The Fund underperformed its benchmark, the MSCI World IT Index (Net), which returned 28.72% over the same time period.

>	A combination of industry allocation and stock selection accounted for the Fund’s shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	25.83	18.99	8.11
Class 2	05/01/00	25.48	18.68	7.88
MSCI World IT Index (Net)		28.72	19.08	6.15

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Parower, CFA

Paul Wick

Ajay Diwan

Top Ten Holdings (%) (at December 31, 2013)
Synopsys, Inc.	8.0
Lam Research Corp.	5.7
Apple, Inc.	5.5
Check Point Software Technologies Ltd.	5.4
Google, Inc., Class A	5.2
QUALCOMM, Inc.	3.9
EMC Corp.	3.6
Broadcom Corp., Class A	3.5
Avago Technologies Ltd.	3.1
Teradyne, Inc.	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	94.6
Consumer Discretionary	2.7
Financials	0.3
Industrials	1.1
Information Technology	90.0
Telecommunication Services	0.5
Money Market Funds	5.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12 months ended December 31, 2013, the Fund’s Class 2 shares returned 25.48%. The Fund underperformed its benchmark, the MSCI World IT Index (Net), which returned 28.72% for the same 12-month period. A combination of industry allocation and stock selection accounted for the Fund’s shortfall relative to the benchmark. Stock selection within the internet software and services and software industries detracted from performance. Stock selection in the computers and peripherals and IT (information technology) services industries benefited relative results.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy — prices on stocks and other riskier assets moved higher, as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed a reduction in its monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modest positive returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Significant Performance Factors

A combination of asset allocation and stock selection generally accounted for the Fund’s shortfall relative to the benchmark. The Fund was underweight in the internet software and services sector, which was technology’s strongest segment for the year. The Fund was underweight in Google and had no exposure to Facebook, both of which delivered substantial gains in 2013. An underweight in Microsoft in the software segment also detracted from results. Microsoft shares rebounded sharply in the second half of the year, following the announcement that long-term CEO Steve Ballmer would step down. In addition, an overweight in speech recognition software manufacturer Nuance was a drag on returns. The company disappointed investors by reporting weaker-than-expected earnings, driven by slowing growth across several of their core business segments.

Despite these disappointments, the Fund delivered substantial gains during a year of robust equity market performance. In the computers and peripherals segment, we did well to underweight Apple, which is a large position in the benchmark. Despite reasonable results in 2012, investors took a dim view of the continued erosion of gross margins and the timing of new product launches, lowering expectations for future earnings. Even though Apple rebounded in the second half of 2013, its annual gains fell far short of the overall returns of the technology sector. Within IT services, a decision to underweight IBM, another large index component, also benefited relative returns. IBM shares came under pressure after it missed an earnings target on weak revenues and soft returns in the Asia Pacific market.

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Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Two out-of-index positions were big winners for the Fund: shares of Electronics for Imaging, a global leader in digital imaging products, services and technology, moved sharply higher over the year. A position in WNS Holdings, a global business process management company based in Mumbai, made a significant contribution to the Fund’s results.

Looking Ahead

We remained overweight at the end of the reporting period in both equipment stocks and semiconductor device stocks in the semiconductors industry, on the belief that the industry is less cyclical than in the past given the increased consumerization of electronics. We presently believe that semiconductor equipment stocks should benefit from industry consolidation as well as rising capital intensity in leading-edge process technology and in memory. The increased complexity of smart phones may also be a tailwind for the semiconductor device stocks held in the portfolio, as more handsets incorporate technologies that include, but are not limited to, programmable logic chips and improved touch sensors and fingerprint readers. We currently intend to avoid the telecommunications service sector due to slower growth, fierce competition and escalating network costs and are also skeptical of many “story stocks” that have received much publicity in the industries of 3-D printing, social networking and big data. While many internet and software-as-a-service companies have robust revenue growth potential, we are mindful of the elevated valuations they carry and continue to look for more favorable buying opportunities. As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that have the best growth prospects, trade at attractive valuations and that we believe will deliver solid investment returns over time.

Annual Report 2013	5

Columbia Variable Portfolio – Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,170.00	1,020.38	5.53	5.15	1.00
Class 2	1,000.00	1,000.00	1,168.50	1,019.11	6.91	6.43	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 94.6%
Issuer	Shares	Value ($)
Consumer Discretionary 2.6%
Media 2.4%

CBS Corp., Class B Non Voting	4,400	280,456

Comcast Corp., Class A	23,000	1,195,195

Time Warner Cable, Inc.	5,200	704,600

Twenty-First Century Fox, Inc., Class A	12,500	439,750

Total		2,620,001

Specialty Retail 0.2%

GameStop Corp., Class A	5,500	270,930

Total Consumer Discretionary		2,890,931

Financials 0.3%
Real Estate Investment Trusts (REITs) 0.3%

American Tower Corp.	4,700	375,154

Total Financials		375,154

Industrials 1.1%
Commercial Services & Supplies 0.5%

MiX Telematics Ltd., ADR(a)	46,544	577,611

Electrical Equipment 0.6%

Nidec Corp.	5,900	581,236

Total Industrials		1,158,847

Information Technology 90.1%
Communications Equipment 6.6%

Cisco Systems, Inc.	116,400	2,613,180

Juniper Networks, Inc.(a)	26,000	586,820

QUALCOMM, Inc.	54,268	4,029,399

Total		7,229,399

Computers & Peripherals 14.5%

Apple, Inc.	10,200	5,723,322

Electronics for Imaging, Inc.(a)	54,042	2,093,046

EMC Corp.	147,300	3,704,595

NCR Corp.(a)	41,396	1,409,948

NetApp, Inc.	70,400	2,896,256

Total		15,827,167

Electronic Equipment, Instruments & Components 0.4%

Trimble Navigation Ltd.(a)	11,900	412,930

Internet Software & Services 7.9%

Akamai Technologies, Inc.(a)	2,200	103,796

Criteo SA, ADR(a)	7,820	267,444

Equinix, Inc.(a)	7,400	1,313,130

Google, Inc., Class A(a)	4,800	5,379,408

Pandora Media, Inc.(a)	18,000	478,800

Telecity Group PLC	40,800	490,815

Common Stocks (continued)
Issuer	Shares	Value ($)
Xoom Corp.(a)	21,346	584,240

Total		8,617,633

IT Services 4.6%

Groupe Steria SCA	35,435	696,146

Luxoft Holding, Inc.(a)	24,173	918,091

QIWI PLC, ADR	13,634	763,504

Tech Mahindra Ltd.	25,600	761,417

Visa, Inc., Class A	4,700	1,046,596

WNS Holdings Ltd., ADR(a)	40,351	884,090

Total		5,069,844

Semiconductors & Semiconductor Equipment 29.7%

Advanced Micro Devices, Inc.(a)	74,563	288,559

Altera Corp.	16,800	546,504

Avago Technologies Ltd.	61,300	3,242,157

Broadcom Corp., Class A	123,600	3,664,740

Intel Corp.	11,400	295,944

KLA-Tencor Corp.	32,600	2,101,396

Lam Research Corp.(a)	109,000	5,935,050

Lattice Semiconductor Corp.(a)	84,109	463,441

Marvell Technology Group Ltd.	147,082	2,115,039

Maxim Integrated Products, Inc.	34,900	974,059

Micron Technology, Inc.(a)	9,197	200,127

Microsemi Corp.(a)	86,400	2,155,680

Montage Technology Group Ltd.(a)	59,421	969,156

NXP Semiconductor NV(a)	12,100	555,753

Samsung Electronics Co., Ltd.	700	912,133

Skyworks Solutions, Inc.(a)	89,841	2,565,859

Spansion, Inc., Class A(a)	42,500	590,325

Synaptics, Inc.(a)	36,300	1,880,703

Teradyne, Inc.(a)	176,200	3,104,644

Total		32,561,269

Software 26.4%

Application Software 16.8%

BroadSoft, Inc.(a)	9,500	259,730

Citrix Systems, Inc.(a)	45,500	2,877,875

Informatica Corp.(a)	8,000	332,000

Nuance Communications, Inc.(a)	123,800	1,881,760

PTC, Inc.(a)	20,853	737,988

QLIK Technologies, Inc.(a)	31,900	849,497

Salesforce.com, Inc.(a)	31,205	1,722,204

SolarWinds, Inc.(a)	16,100	609,063

Synopsys, Inc.(a)	203,500	8,255,995

TiVo, Inc.(a)	65,639	861,184

Total		18,387,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Home Entertainment Software 1.2%

Activision Blizzard, Inc.	71,300	1,271,279

Systems Software 8.4%

Allot Communications Ltd.(a)	21,000	318,360

Check Point Software Technologies Ltd.(a)	86,012	5,549,494

Microsoft Corp.	41,800	1,564,574

VMware, Inc., Class A(a)	19,900	1,785,229

Total		9,217,657

Total Software		28,876,232

Total Information Technology		98,594,474

Telecommunication Services 0.5%
Wireless Telecommunication Services 0.5%

SBA Communications Corp., Class A(a)	6,100	548,024

Total Telecommunication Services		548,024

Total Common Stocks
(Cost: $85,886,663		103,567,430

Money Market Funds 5.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	5,962,604	5,962,604

Total Money Market Funds
(Cost: $5,962,604)		5,962,604

Total Investments
(Cost: $91,849,267)		109,530,034

Other Assets & Liabilities, Net		(143,794)

Net Assets		109,386,240

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,103,792	49,734,569	(50,875,757)	5,962,604	8,526	5,962,604

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	2,890,931	—	—	2,890,931

Financials	375,154	—	—	375,154

Industrials	577,611	581,236	—	1,158,847

Information Technology	95,733,963	2,860,511	—	98,594,474

Telecommunication Services	548,024	—	—	548,024

Total Equity Securities	100,125,683	3,441,747	—	103,567,430

Mutual Funds

Money Market Funds	5,962,604	—	—	5,962,604

Total Mutual Funds	5,962,604	—	—	5,962,604

Total	106,088,287	3,441,747	—	109,530,034

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $85,886,663)	$103,567,430

Affiliated issuers (identified cost $5,962,604)	5,962,604

Total investments (identified cost $91,849,267)	109,530,034

Receivable for:

Capital shares sold	9,089

Dividends	5,029

Expense reimbursement due from Investment Manager	31,650

Prepaid expenses	2,141

Total assets	109,577,943

Liabilities

Payable for:

Capital shares purchased	17,870

Investment management fees	87,580

Distribution and/or service fees	17,425

Transfer agent fees	5,531

Administration fees	7,375

Compensation of board members	10,572

Other expenses	45,350

Total liabilities	191,703

Net assets applicable to outstanding capital stock	$109,386,240

Represented by

Paid-in capital	$82,451,006

Excess of distributions over net investment income	(10,211)

Accumulated net realized gain	9,264,678

Unrealized appreciation (depreciation) on:

Investments	17,680,767

Total — representing net assets applicable to outstanding capital stock	$109,386,240

Class 1

Net assets	$26,513,368

Shares outstanding	1,019,381

Net asset value per share	$26.01

Class 2

Net assets	$82,872,872

Shares outstanding	3,274,010

Net asset value per share	$25.31

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$676,497

Dividends — affiliated issuers	8,526

Foreign taxes withheld	(1,490)

Total income	683,533

Expenses:

Investment management fees	937,719

Distribution and/or service fees

Class 2	184,826

Transfer agent fees

Class 1	14,866

Class 2	44,358

Administration fees	78,967

Compensation of board members	13,694

Custodian fees	10,572

Printing and postage fees	62,191

Registration fees	32

Professional fees	54,332

Other	1,485

Total expenses	1,403,042

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(230,994)

Total net expenses	1,172,048

Net investment loss	(488,515)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	10,196,355

Foreign currency translations	(24,279)

Net realized gain	10,172,076

Net change in unrealized appreciation (depreciation) on:

Investments	13,085,232

Foreign currency translations	(211)

Net change in unrealized appreciation (depreciation)	13,085,021

Net realized and unrealized gain	23,257,097

Net increase in net assets resulting from operations	$22,768,582

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment loss	$(488,515)	$(385,866)

Net realized gain	10,172,076	2,005,904

Net change in unrealized appreciation (depreciation)	13,085,021	3,259,584

Net increase in net assets resulting from operations	22,768,582	4,879,622

Distributions to shareholders

Net realized gains

Class 1	(230,443)	(47,455)

Class 2	(714,235)	(125,878)

Total distributions to shareholders	(944,678)	(173,333)

Increase (decrease) in net assets from capital stock activity	(5,184,270)	9,719,695

Total increase in net assets	16,639,634	14,425,984

Net assets at beginning of year	92,746,606	78,320,622

Net assets at end of year	$109,386,240	$92,746,606

Excess of distributions over net investment income	$(10,211)	$(5,841)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	8,278	191,942	10,047	215,847

Distributions reinvested	10,334	230,443	2,357	47,455

Redemptions	(145,562)	(3,314,431)	(159,707)	(3,407,305)

Net decrease	(126,950)	(2,892,046)	(147,303)	(3,144,003)

Class 2 shares

Subscriptions	316,413	7,209,021	1,163,755	24,463,317

Distributions reinvested	32,869	714,235	6,400	125,878

Redemptions	(454,788)	(10,215,480)	(574,403)	(11,725,497)

Net increase (decrease)	(105,506)	(2,292,224)	595,752	12,863,698

Total net increase (decrease)	(232,456)	(5,184,270)	448,449	9,719,695

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$20.87	$19.50	$20.69	$17.91	$11.03

Income from investment operations:

Net investment loss	(0.07)	(0.05)	(0.05)	(0.10)	(0.19)

Net realized and unrealized gain (loss)	5.42	1.46	(1.14)	2.88	7.07

Total from investment operations	5.35	1.41	(1.19)	2.78	6.88

Less distributions to shareholders:

Net realized gains	(0.21)	(0.04)	—	—	—

Total distributions to shareholders	(0.21)	(0.04)	—	—	—

Net asset value, end of period	$26.01	$20.87	$19.50	$20.69	$17.91

Total return	25.83%	7.23%	(5.75%)	15.52%	62.38%

Ratios to average net assets(a)

Total gross expenses	1.23%	1.21%	1.36%	2.84%	3.86%

Total net expenses(b)	1.00%	1.00%	0.99%	1.30%	1.90%

Net investment loss	(0.31%)	(0.25%)	(0.23%)	(0.57%)	(1.38%)

Supplemental data

Net assets, end of period (in thousands)	$26,513	$23,922	$25,223	$4,053	$4,022

Portfolio turnover	93%	96%	99%	96%	153%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$20.37	$19.07	$20.30	$17.64	$10.88

Income from investment operations:

Net investment loss	(0.13)	(0.10)	(0.10)	(0.16)	(0.23)

Net realized and unrealized gain (loss)	5.28	1.44	(1.13)	2.82	6.99

Total from investment operations	5.15	1.34	(1.23)	2.66	6.76

Less distributions to shareholders:

Net realized gains	(0.21)	(0.04)	—	—	—

Total distributions to shareholders	(0.21)	(0.04)	—	—	—

Net asset value, end of period	$25.31	$20.37	$19.07	$20.30	$17.64

Total return	25.48%	7.03%	(6.06%)	15.08%	62.13%

Ratios to average net assets(a)

Total gross expenses	1.48%	1.46%	1.59%	3.03%	3.79%

Total net expenses(b)	1.25%	1.25%	1.24%	1.62%	2.15%

Net investment loss	(0.56%)	(0.48%)	(0.48%)	(0.91%)	(1.60%)

Supplemental data

Net assets, end of period (in thousands)	$82,873	$68,824	$53,098	$1,883	$2,370

Portfolio turnover	93%	96%	99%	96%	153%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

16	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2013

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts (of Contracts, Qualified Plans and Qualified Investors) are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Annual Report 2013	17

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2013

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,567.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	1.00%
Class 2	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes),

18	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2013

expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$484,145
Accumulated net realized gain	(484,145)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	100,407	—
Long-term capital gains	844,271	173,333
Total	944,678	173,333

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,432,572
Undistributed accumulated long-term gain	5,014,764
Unrealized appreciation	17,498,109

At December 31, 2013, the cost of investments for federal income tax purposes was $92,031,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,694,561
Unrealized depreciation	(2,196,452)
Net unrealized appreciation	$17,498,109

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $84,950,289 and $90,287,087, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 81.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight

Annual Report 2013	19

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2013

federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Seligman Global Technology Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	21

Columbia Variable Portfolio – Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

Dividends Received Deduction	97.40%
Capital Gain Dividend	$5,279,680

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	23

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

24	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	25

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

26	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	27

Columbia Variable Portfolio – Seligman Global Technology Fund

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28	Annual Report 2013

Columbia Variable Portfolio – Seligman Global Technology Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	29

Columbia Variable Portfolio – Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9916 F (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Emerging Markets Bond Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund) Class 2 shares returned -7.65% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -6.58% for the same 12-month period.

>	Country positioning and duration positioning overall contributed positively to the Fund’s relative results, while local currency exposure and sector selection detracted.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 1	04/30/12	-7.54	1.88
Class 2	04/30/12	-7.65	1.72
JPMorgan Emerging Markets Bond Index-Global		-6.58	2.24

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jim Carlen, CFA

Henry Stipp, Ph.D.

Country Breakdown (%) (at December 31, 2013)
Argentina	2.8
Bolivia	0.2
Brazil	7.9
Colombia	5.9
Dominican Republic	3.6
El Salvador	0.3
Georgia	0.6
Guatemala	1.6
Hungary	2.5
Indonesia	9.8
Kazakhstan	2.7
Lithuania	0.3
Mexico	9.0
Morocco	0.5
Panama	0.2
Peru	2.7
Philippines	1.3
Poland	0.6
Qatar	0.3
Republic of Namibia	1.0
Republic of the Congo	0.5
Romania	1.5
Russian Federation	14.3
Serbia	0.6
Slovenia	1.1
South Africa	0.5
South Korea	0.6
Supra-National	0.1
Trinidad and Tobago	1.8
Turkey	6.8
Ukraine	1.4
United Arab Emirates	0.4
United States(a)	3.8
Uruguay	4.3
Venezuela	8.3
Zambia	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At December 31, 2013, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 2 shares returned -7.65%. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -6.58% for the same 12-month period. Country positioning and duration positioning overall contributed positively to the Fund’s relative results, while local currency exposure and sector selection detracted.

A Challenging Environment for Emerging Market Debt

Overall, emerging market bonds experienced disappointing returns and heightened volatility during the annual period. While developed market central banks remained accommodative with their monetary policies, global economic growth remained subpar and emerging market economic growth in particular seemed to shift onto a lower growth plane. Concerns about China’s economic growth, combined with questions about the magnitude of overall global economic growth, had especially important implications for commodity-exporting emerging market countries.

Developed market risks were the primary source of systemic risk for emerging market debt. U.S. fiscal policy took the spotlight early in 2013, with income tax hikes and spending cuts going into effect, which created a drag on U.S. economic growth. Europe then held the market captive with the Cyprus banking system restructuring in the early spring of 2013, a potential crisis resolved without derailing regional stability. The U.S. Federal Reserve (the Fed) took center stage in May, signaling it intended to start tapering its quantitative easing monetary stimulus program in the near term. This signal by the Fed came earlier than anticipated and caused a sharp spike in U.S. Treasury rates and a subsequent sell-off in emerging market bonds, rates and currencies. The Fed surprised the market again in September by deciding not to change its quantitative easing program yet. The U.S. Congress made a curtain call in early October with a partial U.S. government shutdown and debt ceiling drama, although the markets seemed largely to ignore this tempest. While a last minute temporary bargain assured that U.S. debt payments would be made for the near future, a lasting agreement by the U.S. Congress was postponed, and emerging market bonds continued to be pressured during the last months of the annual period. All of these external surprises created significant volatility for emerging market fixed income assets and reduced investment visibility.

Country and Duration Positioning Aided Performance

Country positioning overall helped the Fund’s performance relative to the benchmark during the reporting period. Overweighted positions in the U.S. dollar-denominated sovereign bonds of Russia, Romania and Argentina contributed positively to the Fund’s results. Also supporting Fund performance were underweighted allocations to the U.S. dollar-denominated sovereign bonds of Brazil, Mexico and Turkey, as, in general, those markets widely considered higher

4	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

quality and lower risk lagged. Overweighted exposure to the local interest rates of Mexico, Brazil and the Philippines added value as well.

The Fund’s duration positioning contributed positively, albeit modestly, to its results. The Fund had a slightly shorter U.S. duration than the benchmark, which helped as U.S. Treasury yields rose.

Local Currency Exposure and Sector Selection Hampered Returns

Exposures to local emerging market currencies detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Mexican peso, Uruguayan peso, Indonesian rupiah and Brazilian real especially hurt. Positions in the local interest rates of Uruguay, Colombia and Indonesia also hampered results.

Sector selection weighed on the Fund’s results, especially an overweighted allocation to agency securities compared to the benchmark. Positions in the agency securities of Russia and Indonesia were particular disappointments for the Fund.

Generally speaking, any investments outside of the benchmark detracted from the Fund’s performance during the annual period for three key reasons. First, the market put a premium on liquidity, so somewhat less liquid investments, such as agency or quasi-sovereign debt, were hit especially hard in the emerging market bond market correction. We tend to use these investments because we maintain a longer-term perspective than the broad market, as evidenced by relatively low portfolio turnover in the Fund. Second, emerging market currencies were similarly impacted by the premium put on liquidity and on concerns about the potential impact of less abundant liquidity. Third, emerging market local interest rates tended to follow the correction in U.S. Treasury rates, often rising even faster due to the exaggerated impact of foreign capital outflows.

Relative Valuation and Fundamental Analysis Drove Changes

During the annual period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Exposures to some local interest rates were also reduced on the view that higher U.S. Treasury rates would be exaggerated in these local rates. Conversely, we increased the Fund’s allocation to some less-followed countries, such as Guatemala, Romania and Slovenia, based on our view that they were underappreciated by the market.

From a regional perspective, we reduced exposure to Latin America to reflect somewhat slower economic growth prospects, and we increased exposure to the EMEA (Europe, Middle East and Africa) region based on our view that better European economic growth would have a positive ripple effect on these countries.

At the end of the annual period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. On December 31, 2013, the Fund had approximately 18% of its net assets invested in local currency bonds, about half in Latin America and the rest distributed across emerging Asia and EMEA markets. In our view, these markets represented countries with a mix of strong fundamentals, attractive real rates and/or attractive currency valuations that we believed had solid return potential despite the prospect of a generally strong U.S. dollar in 2014. We favored emerging market agency

Quality Breakdown (%) (at December 31, 2013)
AA rating	0.9
A rating	7.1
BBB rating	63.2
BB rating	10.9
B rating	14.4
CCC rating	1.1
Not rated	2.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013	5

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

securities over sovereign bonds given our view that the higher yields of agency securities at the end of the annual period were attractive and the credit risk was comparable. We also maintained a modest allocation to cash at the end of the annual period, as we sought to take advantage of the market downturn to add to our favored investments.

Regionally, the Fund was modestly overweight Latin America, rather neutrally weighted to EMEA and underweight Asia relative to the benchmark at the end of the annual period. The Fund maintained a duration modestly shorter than the benchmark.

Looking Ahead

At present, we expect government bond yields to move higher in the year ahead, but we expect this move to be far more measured than the spike seen during the last half of 2013. Further, we believe the market correction created investment opportunities in countries and currencies with good fundamentals. Looking forward, we think the backdrop is currently positive for emerging market bonds, especially those assets levered to economic growth and less simply to cheap financing. However, we also believe current conditions are such that investors will likely scrutinize country policies more closely than at any time in the last four years. We believe our long-term, top-down investment perspective, focus on country fundamentals and willingness to look for multiple ways of expressing our country views should serve our investors well going into 2014 as we seek to identify individual securities that present attractive value opportunities.

6	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.70	1,021.96	3.52	3.55	0.69
Class 2	1,000.00	1,000.00	999.50	1,020.64	4.84	4.89	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 10.3%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 3.0%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	11,300,000	4,574,123

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	2,000,000	729,104

Samarco Mineracao SA(b)
Senior Unsecured
11/01/22	4.125%		1,900,000	1,701,031
10/24/23	5.750%		800,000	792,000

Vale SA Senior Unsecured
09/11/42	5.625%		1,000,000	907,783

Total				8,704,041

Colombia 0.9%
BanColombia SA Senior Unsecured
06/03/21	5.950%		1,610,000	1,674,400

Grupo Aval Ltd.(b)
09/26/22	4.750%		1,000,000	922,500

Total				2,596,900

Guatemala 0.3%
Industrial Senior Trust(b)
11/01/22	5.500%		1,000,000	920,000

Kazakhstan 0.4%
Zhaikmunai LLP
11/13/19	7.125%		1,139,000	1,191,622

Mexico 1.2%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	20,000,000	1,401,953

Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	16,187,939	1,202,643

Grupo Televisa SAB Senior Unsecured
05/14/43	7.250%	MXN	14,630,000	907,329

Total				3,511,925

Peru 0.4%
Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		1,300,000	1,155,927

Russian Federation 2.3%
EDC Finance Ltd.(b)
04/17/20	4.875%		600,000	578,836

Novatek Finance Ltd.(b)
Senior Unsecured
02/21/17	7.750%	RUB	58,300,000	1,776,527
02/03/21	6.604%		251,000	273,239

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Sibur Securities Ltd.(b)
01/31/18	3.914%		1,500,000	1,454,621

VimpelCom Holdings BV(b)
02/13/18	9.000%	RUB	47,600,000	1,448,858
03/01/22	7.504%		1,260,000	1,316,221

Total				6,848,302

Turkey 0.7%
Turkiye Sise ve Cam Fabrikalari AS Senior Unsecured(b)
05/09/20	4.250%		2,400,000	2,086,564

Ukraine 1.1%
MHP SA(b)
04/02/20	8.250%		3,500,000	3,105,499

Total Corporate Bonds & Notes
(Cost: $33,783,959)				30,120,780

Inflation-Indexed Bonds(a) 3.7%
Uruguay 3.7%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	225,593,776	10,748,086

Total Inflation-Indexed Bonds
(Cost: $11,379,982)				10,748,086

Foreign Government Obligations(a)(c) 81.1%
Argentina 2.8%
Argentina Boden Bonds
10/03/15	7.000%		980,000	975,100

Argentina Bonar Bonds
04/17/17	7.000%		4,500,000	4,061,250

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		2,288,000	2,288,000

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		900,000	785,250

Total				8,109,600

Bolivia 0.2%
Bolivian Government International Bond Senior Unsecured(b)
08/22/23	5.950%		717,000	703,668

Brazil 4.9%
Brazilian Government International Bond Senior Unsecured
01/05/24	8.500%	BRL	2,858,000	1,059,977

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		4,400,000	4,273,500

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	2,000,000	805,346

Petrobras International Finance Co.
03/15/19	7.875%		2,100,000	2,378,758
01/27/21	5.375%		3,420,000	3,395,391
01/20/40	6.875%		2,390,000	2,260,333

Total				14,173,305

Colombia 4.9%
Colombia Government International Bond Senior Unsecured
06/28/27	9.850%	COP	1,596,000,000	1,035,994
01/18/41	6.125%		3,410,000	3,636,874

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	1,838,000,000	999,178

Empresa de Energia de Bogota SA ESP Senior Unsecured(b)
11/10/21	6.125%		2,620,000	2,782,134

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	8,500,000,000	4,560,492

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		1,267,000	1,336,740

Total				14,351,412

Dominican Republic 3.5%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b)
02/01/23	7.000%		1,050,000	966,000

Dominican Republic International Bond(b)
01/28/24	6.600%		400,000	402,000

Senior Unsecured
05/06/21	7.500%		2,800,000	3,021,763
04/18/24	5.875%		500,000	476,802
04/20/27	8.625%		3,150,000	3,402,000

Dominican Republic International Bond(b)(d)
07/05/19	15.000%	DOP	80,000,000	2,023,419

Total				10,291,984

El Salvador 0.3%
El Salvador Government International Bond Senior Unsecured(b)
04/10/32	8.250%		760,000	810,350

Georgia 0.6%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		1,675,000	1,777,021

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Guatemala 1.3%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		3,550,000	3,665,375

Hungary 2.5%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		2,830,000	3,054,007
11/22/23	5.750%		522,000	524,610

MFB Magyar Fejlesztesi Bank Zrt.(b)
10/21/20	6.250%		1,158,000	1,187,107

Magyar Export-Import Bank Zrt(b)
02/12/18	5.500%		2,333,000	2,399,919

Total				7,165,643

Indonesia 9.7%
Indonesia Government International Bond(b) Senior Unsecured
05/05/21	4.875%		1,550,000	1,530,625
04/25/22	3.750%		333,000	300,116
01/17/38	7.750%		4,160,000	4,695,600

Indonesia Treasury Bond Senior Unsecured
06/15/15	9.500%	IDR	6,000,000,000	504,602
07/15/17	10.000%	IDR	16,597,000,000	1,459,227
09/15/19	11.500%	IDR	24,050,000,000	2,258,763
11/15/20	11.000%	IDR	11,717,000,000	1,091,818
09/15/24	10.000%	IDR	19,530,000,000	1,737,962

PT Pertamina Persero(b) Senior Unsecured
05/03/22	4.875%		4,300,000	3,945,250
05/20/23	4.300%		1,000,000	870,000
05/03/42	6.000%		2,460,000	2,032,575

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		8,050,000	7,740,485

Total				28,167,023

Kazakhstan 2.2%
KazMunayGas National Co. JSC(b) Senior Unsecured
07/02/18	9.125%		520,000	630,500
05/05/20	7.000%		3,840,000	4,297,561
04/30/23	4.400%		750,000	689,035
04/30/43	5.750%		1,000,000	858,652

Total				6,475,748

Lithuania 0.3%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%		665,000	752,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 7.7%
Comision Federal de Electricidad Senior Unsecured(b)
02/14/42	5.750%		2,080,000	1,939,600

Mexican Bonos
06/11/20	8.000%	MXN	36,610,000	3,132,828
06/10/21	6.500%	MXN	26,260,000	2,063,483
06/09/22	6.500%	MXN	80,770,000	6,250,519
06/03/27	7.500%	MXN	25,290,000	2,065,443

Petroleos Mexicanos
06/02/41	6.500%		6,640,000	6,938,800

Total				22,390,673

Morocco 0.5%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		1,462,000	1,354,783

Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		475,518	456,810

Peru 2.3%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		603,000	594,893

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(e)
05/31/18	0.000%		2,735,342	2,528,770

Peruvian Government International Bond Senior Unsecured
11/18/50	5.625%		2,520,000	2,520,000

Peruvian Government International Bond(b) Senior Unsecured
08/12/26	8.200%	PEN	2,618,000	1,098,143

Total				6,741,806

Philippines 1.3%
Philippine Government International Bond Senior Unsecured
01/15/21	4.950%	PHP	50,000,000	1,191,423

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		2,080,000	2,530,283

Total				3,721,706

Poland 0.6%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		1,533,000	1,665,221

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Qatar 0.3%
Qatar Government International Bond Senior Unsecured(b)
01/20/40	6.400%		760,000	863,550

Republic of Namibia 1.0%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		2,930,000	2,988,600

Republic of the Congo 0.5%
Republic of Congo Senior Unsecured(f)
06/30/29	3.500%		1,768,900	1,565,477

Romania 1.5%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		3,816,000	4,319,865

Russian Federation 11.8%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		2,000,000	1,832,149

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
03/07/22	6.510%		3,300,000	3,543,375
08/16/37	7.288%		2,020,000	2,128,575

Russian Agricultural Bank OJSC Via RSHB Capital SA(b) Senior Unsecured
12/27/17	5.298%		2,850,000	2,942,211
07/25/18	5.100%		1,000,000	1,020,871

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/10/18	7.850%	RUB	40,000,000	1,253,474
04/04/42	5.625%		3,200,000	3,174,400

Russian Foreign Bond — Eurobond(b)(f) Senior Unsecured
03/31/30	7.500%		2,302,300	2,682,640

Russian Railways via RZD Capital PLC Senior Unsecured
04/02/19	8.300%	RUB	212,700,000	6,402,146

Sberbank of Russia Via SB Capital SA Senior Unsecured(b)
02/07/22	6.125%		3,800,000	4,005,707

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		1,500,000	1,593,750

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		3,650,000	3,814,250

Total				34,393,548

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Serbia 0.6%
Republic of Serbia(b)
12/03/18	5.875%		1,761,000	1,786,311

Slovenia 1.0%
Slovenia Government Bond(b)
05/10/23	5.850%		2,964,000	3,012,335

South Africa 0.5%
Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		1,800,000	1,582,103

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%		657,000	685,295

Export-Import Bank of Korea(b)
02/15/15	5.000%	IDR	12,500,000,000	970,925

Total				1,656,220

Supra-National 0.1%
Eurasian Development Bank Senior Unsecured
10/05/17	8.000%	RUB	12,600,000	381,168

Trinidad and Tobago 1.8%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		4,200,000	5,260,500

Turkey 6.0%
Export Credit Bank of Turkey Senior Unsecured(b)
04/24/19	5.875%		4,410,000	4,605,473

Turkey Government International Bond
03/25/22	5.125%		750,000	718,500

Senior Unsecured
03/30/21	5.625%		5,950,000	5,973,800
02/05/25	7.375%		400,000	431,800
03/17/36	6.875%		5,860,000	5,748,660

Total				17,478,233

Ukraine 0.3%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%		900,000	827,753

United Arab Emirates 0.4%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%		1,020,000	1,131,157

Foreign Government Obligations(a)(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.6%
Uruguay Government International Bond Senior Unsecured
11/20/45	4.125%	2,200,000	1,694,000

Venezuela 8.2%
Petroleos de Venezuela SA
04/12/17	5.250%	6,910,000	5,096,125
11/02/17	8.500%	4,270,600	3,555,275
11/17/21	9.000%	986,480	732,461

Senior Unsecured
10/28/15	5.000%	8,313,304	6,858,476

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	10,300,000	7,663,200

Total			23,905,537

Zambia 0.2%
Zambia Government International Bond(b)
09/20/22	5.375%	600,000	518,602

Total Foreign Government Obligations
(Cost: $249,921,928)			236,139,789

Money Market Funds 3.8%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(g)(h)		10,990,482	10,990,482

Total Money Market Funds
(Cost: $10,990,482)			10,990,482

Total Investments
(Cost: $306,076,351)			287,999,137

Other Assets & Liabilities, Net			3,311,317

Net Assets			291,310,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	January 9, 2014	13,680,048,000 COP	7,006,427 USD	—	(80,768)

J.P. Morgan Securities, Inc.	January 9, 2014	1,496,000 SGD	1,193,449 USD	7,984	—

Barclays Bank PLC	January 17, 2014	55,046,000 RUB	1,672,470 USD	3,061	—

Total				11,045	(80,768)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $151,030,069 or 51.85% of net assets.

(c)	Principal and interest may not be guaranteed by the government.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $2,023,419 which represents 0.69% of net assets.

(e)	Zero coupon bond.

(f)	Variable rate security.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,017,473	120,926,261	(116,953,252)	10,990,482	13,685	10,990,482

Currency Legend

BRL	Brazilian Real

COP	Colombian Peso

DOP	Dominican Republic Peso

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peru Nuevos Soles

PHP	Philippine Peso

RUB	Russian Rouble

SGD	Singapore Dollar

USD	US Dollar

UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Transportation Services	—	—	1,202,643	1,202,643

All Other Industries	—	28,918,137	—	28,918,137

Inflation-Indexed Bonds	—	10,748,086	—	10,748,086

Foreign Government Obligations	—	234,116,370	2,023,419	236,139,789

Total Bonds	—	273,782,593	3,226,062	277,008,655

Mutual Funds

Money Market Funds	10,990,482	—	—	10,990,482

Total Mutual Funds	10,990,482	—	—	10,990,482

Investments in Securities	10,990,482	273,782,593	3,226,062	287,999,137

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	11,045	—	11,045

Liabilities

Forward Foreign Currency Exchange Contracts	—	(80,768)	—	(80,768)

Total	10,990,482	273,712,870	3,226,062	287,929,414

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Foreign Government Obligation ($)	Total ($)
Balance as of December 31, 2012	—	3,008,876	3,008,876

Accrued discounts/premiums	(1,423)	(1,991)	(3,414)

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	487	3,560	4,047

Sales	—	—	—

Purchases	1,203,579	2,021,850	3,225,429

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	(3,008,876)	(3,008,876)

Balance as of December 31, 2013	1,202,643	2,023,419	3,226,062

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $4,047, which is comprised of Corporate Bonds & Notes of $487 and Foreign Government Obligation of $3,560.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and foreign government obligations are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $295,085,869)	$277,008,655

Affiliated issuers (identified cost $10,990,482)	10,990,482

Total investments (identified cost $306,076,351)	287,999,137

Cash	30,956

Foreign currency (identified cost $443,153)	405,285

Unrealized appreciation on forward foreign currency exchange contracts	11,045

Receivable for:

Capital shares sold	20,458

Dividends	489

Interest	4,363,344

Reclaims	127,617

Prepaid expenses	2,577

Total assets	292,960,908

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	80,768

Payable for:

Capital shares purchased	1,346,062

Investment management fees	139,875

Distribution and/or service fees	856

Transfer agent fees	15,835

Administration fees	18,474

Compensation of board members	10,537

Other expenses	38,047

Total liabilities	1,650,454

Net assets applicable to outstanding capital stock	$291,310,454

Represented by

Paid-in capital	$306,097,366

Undistributed net investment income	2,245,303

Accumulated net realized gain	1,186,857

Unrealized appreciation (depreciation) on:

Investments	(18,077,214)

Foreign currency translations	(72,135)

Forward foreign currency exchange contracts	(69,723)

Total — representing net assets applicable to outstanding capital stock	$291,310,454

Class 1

Net assets	$287,061,218

Shares outstanding	30,489,896

Net asset value per share	$9.41

Class 2

Net assets	$4,249,236

Shares outstanding	450,732

Net asset value per share	$9.43

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — affiliated issuers	$13,685

Interest	23,969,229

Foreign taxes withheld	(94,087)

Total income	23,888,827

Expenses:

Investment management fees	2,042,868

Distribution and/or service fees

Class 2	3,649

Transfer agent fees

Class 1	230,388

Class 2	875

Administration fees	269,812

Compensation of board members	19,506

Custodian fees	35,334

Printing and postage fees	13,527

Professional fees	37,710

Other	21,385

Total expenses	2,675,054

Net investment income	21,213,773

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	1,739,933

Foreign currency translations	(95,208)

Forward foreign currency exchange contracts	(192,644)

Net realized gain	1,452,081

Net change in unrealized appreciation (depreciation) on:

Investments	(55,262,984)

Foreign currency translations	(78,344)

Forward foreign currency exchange contracts	(105,822)

Foreign capital gains tax	42,895

Net change in unrealized appreciation (depreciation)	(55,404,255)

Net realized and unrealized loss	(53,952,174)

Net decrease in net assets from operations	$(32,738,401)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations

Net investment income	$21,213,773	$13,040,674

Net realized gain	1,452,081	2,813,910

Net change in unrealized appreciation (depreciation)	(55,404,255)	37,185,183

Net increase (decrease) in net assets resulting from operations	(32,738,401)	53,039,767

Distributions to shareholders

Net investment income

Class 1	(21,991,634)	(10,499,989)

Class 2	(110,548)	(64)

Net realized gains

Class 1	(2,485,003)	—

Class 2	(7,607)	—

Total distributions to shareholders	(24,594,792)	(10,500,053)

Increase (decrease) in net assets from capital stock activity	(68,262,251)	374,346,184

Total increase (decrease) in net assets	(125,595,444)	416,885,898

Net assets at beginning of year	416,905,898	20,000

Net assets at end of year	$291,310,454	$416,905,898

Undistributed net investment income	$2,245,303	$3,097,584

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,307,858	74,125,113	41,896,603	411,268,072

Distributions reinvested	2,499,423	24,476,637	988,051	10,499,989

Redemptions	(17,646,304)	(171,321,141)	(4,557,485)	(47,421,941)

Net increase (decrease)	(7,839,023)	(72,719,391)	38,327,169	374,346,120

Class 2 shares

Subscriptions	457,383	4,524,420	—	—

Distributions reinvested	12,420	118,155	6	64

Redemptions	(19,327)	(185,435)	—	—

Net increase	450,476	4,457,140	6	64

Total net increase (decrease)	(7,388,547)	(68,262,251)	38,327,175	374,346,184

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.88	$10.00

Income from investment operations:

Net investment income	0.56	0.35

Net realized and unrealized gain (loss)	(1.37)	0.80

Total from investment operations	(0.81)	1.15

Less distributions to shareholders:

Net investment income	(0.60)	(0.27)

Net realized gains	(0.06)	—

Total distributions to shareholders	(0.66)	(0.27)

Net asset value, end of period	$9.41	$10.88

Total return	(7.54%)	11.58%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.70	%(c)

Total net expenses(d)	0.69%	0.70	%(c)

Net investment income	5.50%	5.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$287,061	$416,903

Portfolio turnover	21%	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.88	$10.00

Income from investment operations:

Net investment income	0.54	0.32

Net realized and unrealized gain (loss)	(1.36)	0.81

Total from investment operations	(0.82)	1.13

Less distributions to shareholders:

Net investment income	(0.57)	(0.25)

Net realized gains	(0.06)	—

Total distributions to shareholders	(0.63)	(0.25)

Net asset value, end of period	$9.43	$10.88

Total return	(7.65%)	11.42%

Ratios to average net assets(b)

Total gross expenses	0.95%	0.95	%(c)

Total net expenses(d)	0.95%	0.95	%(c)

Net investment income	5.68%	4.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,249	$3

Portfolio turnover	21%	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while

Annual Report 2013	21

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

22	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	11,045	—	11,045	—	—	—	11,045

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(d) ($)
				Financial Instruments(c) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	80,768	—	80,768	—	—	—	80,768

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,045

Annual Report 2013	23

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	(80,768)

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(192,644)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(105,822)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	99

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

24	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.53% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,284.

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares.

Annual Report 2013	25

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.73%	0.87%
Class 2	0.98	1.12

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$36,128
Accumulated net realized gain	(36,128)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	24,594,792	10,500,053

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,272,930
Undistributed accumulated long-term gain	370,247
Unrealized depreciation	(18,182,523)

At December 31, 2013, the cost of investments for federal income tax purposes was $306,181,660 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,560,367
Unrealized depreciation	(21,742,890)
Net unrealized depreciation	(18,182,523)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $76,396,399 and $151,063,177, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears

26	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 99.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Annual Report 2013	27

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	29

Columbia Variable Portfolio – Emerging Markets Bond Fund

Federal Income Tax Information

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Capital Gain Dividend	$388,759
Foreign Taxes Paid	$94,087

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

30	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	31

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	33

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

34	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	35

Columbia Variable Portfolio – Emerging Markets Bond Fund

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36	Annual Report 2013

Columbia Variable Portfolio – Emerging Markets Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	37

Columbia Variable Portfolio – Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6536 C (2/14)

Annual Report December 31, 2013

Portfolio Navigator Funds

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable contracts and variable life insurance policies offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Portfolio Navigator Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Conservative Portfolio

Performance Summary

>	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares returned 3.18% for the 12 months ended December 31, 2013.

>	The Fund underperformed its Blended Index, which returned 3.65% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 33.55% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index gained 0.05% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	05/07/10	3.18	5.37
Class 4	05/07/10	3.09	5.35
Blended Index		3.65	5.31	*
Barclays U.S. Aggregate Bond Index		-2.02	3.54
Russell 3000 Index		33.55	17.82
Citigroup 3-Month U.S. Treasury Bill Index		0.05	0.08	*
MSCI All Country World Index ex-U.S. (Net)		15.29	10.06

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (70%); domestic equity — Russell 3000 Index (14%); cash — Citigroup 3-Month U.S. Treasury Bill Index (10%); and international equity — MSCI All Country World Index ex-U.S. (Net) (6%).

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2013)

*	Return from 04/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	2.1
Equity Funds	18.8
Global Real Estate	0.1
International	3.8
U.S. Large Cap	11.9
U.S. Mid Cap	1.4
U.S. Small Cap	1.6
Fixed-Income Funds	72.1
Emerging Markets	0.1
Floating Rate	0.8
Global Bond	0.3
High Yield	0.7
Inflation Protected Securities	3.2
Investment Grade	65.1
Multisector	1.9
Money Market Funds	7.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Annual Report 2013

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Conservative Portfolio

Performance Summary

>	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares rose 7.12% for the 12 months ended December 31, 2013.

>	The Fund underperformed its Blended Index, which returned 7.81% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 33.55% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index returned 0.05% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	05/07/10	7.12	6.98
Class 4	05/07/10	7.11	7.05
Blended Index		7.81	6.96	*
Barclays U.S. Aggregate Bond Index		-2.02	3.54
Russell 3000 Index		33.55	17.82
MSCI All Country World Index ex-U.S. (Net)		15.29	10.06
Citigroup 3-Month U.S. Treasury Bill Index		0.05	0.08	*

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (60%); domestic equity — Russell 3000 Index (24.5%); international equity — MSCI All Country World Index ex-U.S. (Net) (10.5%); and cash — Citigroup 3-Month U.S. Treasury Bill Index (5%).

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index (ACWI) ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013	5

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2013)

*	Return from 04/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

6	Annual Report 2013

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	2.1
Equity Funds	34.6
Global Real Estate	0.3
International	8.3
U.S. Large Cap	20.0
U.S. Mid Cap	2.9
U.S. Small Cap	3.1
Fixed-Income Funds	61.6
Emerging Markets	0.4
Floating Rate	1.0
Global Bond	0.9
High Yield	1.1
Inflation Protected Securities	4.6
Investment Grade	51.6
Multisector	2.0
Money Market Funds	1.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2013	7

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderate Portfolio

Performance Summary

>	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares gained 11.36% for the 12 months ended December 31, 2013.

>	The Fund underperformed its Blended Index, which returned 12.10% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 33.55% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	05/07/10	11.36	8.88
Class 4	05/07/10	11.43	8.92
Blended Index		12.10	9.70
Barclays U.S. Aggregate Bond Index		-2.02	3.54
Russell 3000 Index		33.55	17.82
MSCI All Country World Index ex-U.S. (Net)		15.29	10.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (50%); domestic equity — Russell 3000 Index (35%); international equity — MSCI All Country World Index ex-U.S. (Net) (15%).

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index (ACWI) ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

8	Annual Report 2013

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	9

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderate Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	2.3
Equity Funds	48.6
Global Real Estate	0.6
International	12.1
U.S. Large Cap	26.9
U.S. Mid Cap	4.6
U.S. Small Cap	4.4
Fixed-Income Funds	49.1
Emerging Markets	0.7
Floating Rate	1.4
Global Bond	1.0
High Yield	1.6
Inflation Protected Securities	3.7
Investment Grade	38.4
Multisector	2.3
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

10	Annual Report 2013

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares returned 16.07% for the 12 months ended December 31, 2013.

>	The Fund underperformed its Blended Index, which returned 16.65% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 33.55% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	05/07/10	16.07	10.47
Class 4	05/07/10	16.05	10.51
Blended Index		16.65	11.48
Russell 3000 Index		33.55	17.82
Barclays U.S. Aggregate Bond Index		-2.02	3.54
MSCI All Country World Index ex-U.S. (Net)		15.29	10.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (45.5%); bonds — Barclays U.S. Aggregate Bond Index (35%); and international equity — MSCI All Country World Index ex-U.S. (Net) (19.5%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World Index (ACWI) ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013	11

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2013

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	2.4
Equity Funds	64.6
Global Real Estate	0.8
International	16.0
U.S. Large Cap	35.5
U.S. Mid Cap	5.4
U.S. Small Cap	6.9
Fixed-Income Funds	33.0
Emerging Markets	0.6
Floating Rate	1.3
Global Bond	0.7
High Yield	1.3
Inflation Protected Securities	2.6
Investment Grade	24.7
Multisector	1.8
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2013	13

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares returned 20.74% for the 12 months ended December 31, 2013.

>	The Fund underperformed its Blended Index, which returned 21.36% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 33.55% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	Life
Class 2	05/07/10	20.74	12.09
Class 4	05/07/10	20.71	12.13
Blended Index		21.36	13.24
Russell 3000 Index		33.55	17.82
MSCI All Country World Index ex-U.S. (Net)		15.29	10.06
Barclays U.S. Aggregate Bond Index		-2.02	3.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (56%); international equity — MSCI All Country World Index ex-U.S. (Net) (24%) and bonds — Barclays U.S. Aggregate Bond Index (20%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index (ACWI) ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2013

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	15

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	2.5
Equity Funds	80.1
Global Real Estate	0.9
International	19.3
U.S. Large Cap	43.5
U.S. Mid Cap	8.4
U.S. Small Cap	8.0
Fixed-Income Funds	17.4
Emerging Markets	0.3
Floating Rate	1.0
Global Bond	0.7
High Yield	1.0
Inflation Protected Securities	1.0
Investment Grade	11.7
Multisector	1.7
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

16	Annual Report 2013

Portfolio Navigator Funds

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the broad U.S. equity market, represented by the Russell 3000 Index, returned 33.55%. The U.S. fixed income market, represented by the Barclays U.S. Aggregate Bond Index, returned -2.02%. The international equity market (excluding the U.S.), represented by the MSCI All Country World Index ex-U.S. (Net), returned 15.29% The Citigroup 3-Month U.S. Treasury Bill Index, a cash equivalents proxy, returned 0.05%. Each of the Funds compares its performance to a Blended Index that is comprised of some or all of the broad market measures listed above.

All returns shown below are for the 12-month period ended December 31, 2013.

>	Variable Portfolio — Conservative Portfolio Class 2 shares returned 3.18%, underperforming its Blended Index, which returned 3.65%.

>	Variable Portfolio — Moderately Conservative Portfolio Class 2 shares returned 7.12%, underperforming its Blended Index, which returned 7.81%.

>	Variable Portfolio — Moderate Portfolio Class 2 shares returned 11.36%, underperforming its Blended Index, which returned rose 12.10%.

>	Variable Portfolio — Moderately Aggressive Portfolio Class 2 shares returned 16.07%, underperforming its Blended Index, which returned 16.65%.

>	Variable Portfolio — Aggressive Portfolio Class 2 shares returned 20.74%, underperforming its Blended Index, which returned 21.36%.

The Funds’ performance is directly attributable to the results of their respective underlying funds.

Global Equity Markets Climbed Amidst Economic Recovery

In the final months of 2013, the U.S. economy embraced a more robust recovery. After five years of modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in housing showed staying power. Amidst these improved conditions, global equity markets ended the year on a strong note, as stocks climbed to new highs in the fourth quarter. The MSCI World Index posted a gain of more than 26% for the year. However, global equity market performance varied significantly amongst regions. Developed markets, such as Japan, the U.S. and Europe, led the way, while the MSCI Emerging Markets Index (measured in U.S. dollars) posted a loss of more than 2%. In the U.S. equity market, the S&P 500 Index ended the year up more than 32%, led by significant gains in the industrials, information technology and consumer discretionary sectors. Indeed, all ten sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains. Within the U.S. equity market, small-cap stocks outperformed large-cap and mid-cap stocks.

In the fixed income market, a year of transition was evident in 2013. Long-dated U.S. Treasury debt fell nearly 13% during 2013, while U.S. high yield corporate bonds posted total returns of more than 7% for the year, representing the two ends of the spectrum within the asset class. The Barclays U.S. Aggregate Bond Index declined more than 2%, experiencing its first calendar year loss since 1999, as the yield on the 10-year U.S. Treasury note rose from 1.66% in the beginning of May 2013 to a two-year high of nearly 3%. Emerging market bonds finished the year down more than 5%, and inflation-protected bonds, such as U.S. Treasury inflation protected securities, had their worst year on record, down more than 8%.

Portfolio Management

Jeffrey Knight, CFA

Kent Bergene

Annual Report 2013	17

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

Volatility across all asset classes remained low in the early part of 2013, until Federal Reserve (Fed) Chair Bernanke’s May 22nd testimony to Congress, during which he indicated a potential change in the Fed’s monetary regime. Both the stock and bond markets fell on the suggestion that the central bank could start to taper its $85 billion monthly bond-buying program and remove stimulus from the economy. Though equities recovered and went on to hit new highs in the fourth quarter, many other asset classes did not. The Dow Jones UBS Commodity Index ended the year down more than 9%. The announcement of an actual taper finally occurred in December 2013 at the last Fed policy meeting of the year. The Fed announced it would begin to taper its monthly bond-buying program by $10 billion, which ended months of public debate on the question. The move was generally viewed by investors as a sign the U.S. economy was on better ground. Outgoing Fed Chair Bernanke expressed concern about persistently low core inflation, but gains in the labor market and reduced unemployment led to the decision to begin gradual tapering in January 2014.

Underlying Funds Generated Mixed Results

During the annual period, the Funds’ underlying equity funds that posted strong relative returns versus their respective benchmark indices were Columbia Variable Portfolio — Contrarian Core Fund, Variable Portfolio — Victory Established Value Fund, Columbia Variable Portfolio — Select Large Cap Value Fund, Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — MFS Value Fund, and Variable Portfolio — Nuveen Winslow Large Cap Growth Fund. The following underlying equity funds trailed their respective benchmark indices, thus detracting from the Funds’ relative results — Variable Portfolio — Sit Dividend Growth Fund, Variable Portfolio — American Century Growth Fund, Columbia Variable Portfolio — Large Cap Growth Fund, Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio — Dividend Opportunity Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Pyrford International Equity Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — DFA International Value Fund and Variable Portfolio — Mondrian International Small Cap Fund.

On the fixed income side, Columbia Variable Portfolio — Strategic Income Fund exceeded its benchmark index. The Funds’ underlying funds that trailed their respective benchmark indices most, and thus detracted from the Funds’ relative results most, were Columbia Variable Portfolio — Core Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Emerging Markets Bond Fund.

Amongst alternative strategies, underlying fund Variable Portfolio — AQR Managed Futures Strategy Fund posted strong relative returns versus its benchmark index. Underlying fund Columbia Variable Portfolio — Multi-Strategy Alternatives Fund trailed its benchmark index.

All other underlying funds within the Funds performed within approximately 1% of their respective benchmark returns for the annual period.

Active Management Decisions Drove Changes

During the annual period, we added exposure in each of the Funds to three new underlying funds. These funds are managed by experienced investment teams, and

18	Annual Report 2013

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

we believe they will help the Funds achieve their investment goals. These include the Columbia Variable Portfolio — Core Bond Fund, Columbia Variable Portfolio — Commodity Strategy Fund and Variable Portfolio — Pyrford International Equity Fund. In addition, the Columbia Variable Portfolio — Large Core Quantitative Fund and Columbia Variable Portfolio — Large Cap Growth Fund were added to the lineup of underlying funds.

As we seek to deliver consistently competitive investment performance over time, there were also a few notable changes made during the annual period to the management or investment strategy of underlying funds in which the Funds invest. Holland Capital Management LLC replaced Marsico Capital Management, LLC as subadvisor to the now-dubbed Variable Portfolio — Holland Large Cap Growth Fund. Columbia Variable Portfolio — U.S. Government Mortgage Fund adopted its current strategy, changing its name and benchmark but retaining its portfolio managers. Following the resignation of Eaton Vance Management, Columbia Variable Portfolio — Multi-Strategy Alternatives Fund became internally managed. We continue to invest the Funds’ assets in each of these underlying funds because of our confidence in the ability of portfolio management to achieve their respective investment goals.

Derivative Positions

During the annual period, the Funds did not directly invest in derivatives. However, they may invest in derivatives in the future if we believe it may enable the Funds to achieve their investment objectives. Some of the underlying funds used derivatives during the reporting period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted.

Looking Ahead

The Funds seek to deliver strong risk-adjusted returns over time, with diversification across asset classes. The Funds’ management team does not seek to make tactical changes to sector allocations throughout the year. Rather, the team relies on a strategic asset allocation, along with a strong line-up of investment managers with proven track records in their respective asset classes, to strive to deliver strong investment returns above the Blended Indices. With the help of our independent investment consultant, Morningstar Associates, we constantly monitor the individual management teams of the underlying funds. Also, we continually monitor the strategic asset allocation of the Funds. We use the information gathered in these processes to determine if any changes should be made to the Funds going forward.

Annual Report 2013	19

Portfolio Navigator Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

20	Annual Report 2013

Portfolio Navigator Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual

Variable Portfolio — Conservative Portfolio
Class 2	1,000.00	1,000.00	1,029.10	1,024.05	1.45	1.44	0.28	4.55	4.54	0.88
Class 4	1,000.00	1,000.00	1,028.20	1,024.05	1.45	1.44	0.28	4.55	4.54	0.88

Variable Portfolio — Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	1,052.70	1,024.05	1.46	1.44	0.28	4.97	4.90	0.95
Class 4	1,000.00	1,000.00	1,052.60	1,024.05	1.46	1.44	0.28	4.97	4.90	0.95

Variable Portfolio — Moderate Portfolio
Class 2	1,000.00	1,000.00	1,076.60	1,024.05	1.48	1.44	0.28	5.29	5.16	1.00
Class 4	1,000.00	1,000.00	1,076.50	1,024.05	1.48	1.44	0.28	5.29	5.16	1.00

Variable Portfolio — Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,102.80	1,024.05	1.50	1.44	0.28	5.57	5.36	1.04
Class 4	1,000.00	1,000.00	1,102.70	1,024.05	1.50	1.44	0.28	5.57	5.36	1.04

Variable Portfolio — Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,129.30	1,024.05	1.52	1.44	0.28	5.91	5.62	1.09
Class 4	1,000.00	1,000.00	1,129.10	1,024.05	1.52	1.44	0.28	5.91	5.62	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and each Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Annual Report 2013	21

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Conservative Portfolio

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 18.8%
	Shares	Value ($)
Global Real Estate 0.1%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	232,038	2,717,162

International 3.8%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	324,068	4,569,361

Variable Portfolio — DFA International Value Fund, Class 1(a)	390,834	4,514,138

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	1,592,514	21,705,964

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	488,930	6,654,332

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	2,025,323	26,308,946

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	2,069,059	21,766,505

Total		85,519,246

U.S. Large Cap 11.9%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	1,843,780	26,402,927

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	1,969,404	35,764,387

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	1,974,004	20,470,417

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	237,084	7,370,953

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	419,492	6,783,188

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	705,188	11,755,482

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	1,973,264	34,196,660

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	2,163,502	36,757,896

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	2,025,983	34,502,484

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	1,265,423	22,397,997

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	2,291,454	31,530,401

Total		267,932,792

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.4%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	262,814	4,749,044

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	202,830	3,330,465

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	477,267	8,247,174

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	954,704	15,934,016

Total		32,260,699

U.S. Small Cap 1.6%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	293,443	5,367,071

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	322,207	5,896,394

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	1,158,947	25,995,174

Total		37,258,639

Total Equity Funds
(Cost: $333,234,495)		425,688,538

Fixed-Income Funds 72.1%
Emerging Markets 0.1%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	326,022	3,067,870

Floating Rate 0.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	1,789,191	17,838,236

Global Bond 0.3%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	589,302	6,246,595

High Yield 0.7%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	1,885,443	16,422,208

Inflation Protected Securities 3.2%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	8,288,452	72,441,071

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 65.1%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)(b)	20,095,070	192,912,674

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	8,313,154	83,214,674

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	17,654,985	184,494,593

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	18,960,733	193,778,695

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	26,731,166	283,350,359

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	26,676,785	283,040,685

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	3,888,807	38,965,849

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	20,638,619	209,275,590

Total		1,469,033,119

Multisector 1.9%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	4,965,478	43,547,240

Total Fixed-Income Funds
(Cost: $1,652,223,816)		1,628,596,339

Alternative Investment Funds 2.1%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	412,233	3,842,010

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	633,343	6,859,105

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	408,070	3,505,319

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	3,303,716	32,442,498

Total Alternative Investment Funds
(Cost: $46,534,504)		46,648,932

Money Market Funds 7.0%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	157,570,326	157,570,326

Total Money Market Funds
(Cost: $157,570,326)		157,570,326

Total Investments
(Cost: $2,189,563,141)		2,258,504,135

Other Assets and Liabilities		(42,654)

Net Assets		2,258,461,481

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	184	(184)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	198,169,234	17,539	(40,616,447)	—	157,570,326	—	17,420	157,570,326

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	—	4,000,000	—	—	4,000,000	—	—	3,842,010

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	14,847,058	9,106,143	(5,625,945)	1,367,825	19,695,081	—	—	26,402,927

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	237,000,001	(40,757,437)	(1,147,499)	195,095,065	—	—	192,912,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	354,327,308	27,783,070	(288,182,383)	(5,089,195)	88,838,800	5,285,065	5,445,369	83,214,674

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	41,434,067	8,000,000	(32,906,648)	9,432,704	25,960,123	—	—	35,764,387

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	32,136,453	19,029,648	(48,608,013)	550,300	3,108,388	120,905	908,744	3,067,870

Columbia Variable Portfolio — Global Bond Fund, Class 1	81,311,050	58,951,777	(129,399,710)	(4,525,643)	6,337,474	359,247	3,519,376	6,246,595

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	39,940,109	19,833,064	(38,757,622)	(4,864,075)	16,151,476	3,286,939	4,546,125	16,422,208

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	24,912,287	(8,810,934)	855,310	16,956,663	—	—	20,470,417

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	6,306,144	(35,268)	949	6,271,825	—	—	7,370,953

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	258,936,755	8,500,230	(89,337,962)	4,400,247	182,499,270	2,779,982	5,683,330	184,494,593

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	6,997,748	6,000,000	(10,074,758)	1,329,389	4,252,379	—	—	4,749,044

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	18,145,431	32,000,000	(54,539,693)	7,619,256	3,224,994	—	—	3,330,465

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	26,275,812	11,212,286	(35,412,139)	3,899,558	5,975,517	—	—	6,783,188

Columbia Variable Portfolio — Strategic Income Fund, Class 1	53,262,017	2,904,940	(16,025,784)	2,208,251	42,349,424	1,051,337	1,853,604	43,547,240

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	182,310,562	37,918,989	(22,696,527)	37,287	197,570,311	—	1,532,173	193,778,695

Variable Portfolio — American Century Diversified Bond Fund, Class 1	406,293,037	19,232,345	(143,944,921)	7,941,437	289,521,898	6,813,889	7,253,333	283,350,359

Variable Portfolio — American Century Growth Fund, Class 1	38,670,191	21,000,000	(63,958,935)	15,499,447	11,210,703	—	—	11,755,482

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	9,178,428	1,595,361	(4,469,652)	185,390	6,489,527	59,838	292,395	6,859,105

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	234,318,351	31,338,232	(179,260,729)	(10,048,591)	76,347,263	6,235,588	8,928	72,441,071

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	10,065,743	1,400,492	(8,994,997)	1,306,756	3,777,994	155,979	244,514	4,569,361

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	15,528,721	31,000,000	(48,028,990)	6,655,451	5,155,182	—	—	5,367,071

Variable Portfolio — DFA International Value Fund, Class 1	36,960,164	5,224,176	(42,606,604)	4,348,598	3,926,334	—	224,177	4,514,138

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	96,109,164	29,751,507	(111,595,824)	3,388,656	17,653,503	429,821	2,321,686	17,838,236

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	12,538,534	46,065,555	(52,942,245)	(2,141,091)	3,520,753	—	—	3,505,319

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	39,620,584	2,000,000	(25,976,663)	7,556,004	23,199,925	—	—	34,196,660

Variable Portfolio — Invesco International Growth Fund, Class 1	39,789,417	16,867,172	(42,351,151)	5,051,173	19,356,611	347,940	519,231	21,705,964

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	395,276,327	12,262,726	(129,356,166)	7,632,251	285,815,138	654,260	7,979,639	283,040,685

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	26,089,594	28,000,000	(57,073,903)	11,012,523	8,028,214	—	—	8,247,174

Variable Portfolio — MFS Value Fund, Class 1	43,008,277	8,000,000	(39,733,683)	13,617,233	24,891,827	—	—	36,757,896

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	13,323,359	644,361	(9,607,877)	1,204,148	5,563,991	258,638	385,723	6,654,332

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	16,547,984	14,465,120	(30,264,890)	2,038,360	2,786,574	324,754	640,366	2,717,162

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	42,566,827	—	(10,068,970)	26,367	32,524,224	—	—	32,442,498

Variable Portfolio — NFJ Dividend Value Fund, Class 1	42,323,785	1,000,000	(31,404,902)	11,426,697	23,345,580	—	—	34,502,484

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	40,614,313	8,000,000	(43,374,627)	11,182,987	16,422,673	—	—	22,397,997

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	10,837,844	5,000,000	(14,915,462)	4,285,748	5,208,130	—	—	5,896,394

Variable Portfolio — Partners Small Cap Value Fund, Class 1	33,836,937	5,000,000	(29,136,317)	7,906,400	17,607,020	—	—	25,995,174

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	138,080,844	16,762,048	(112,530,266)	(2,414,234)	39,898,392	1,742,000	995,123	38,965,849

Variable Portfolio — Pyramis® International Equity Fund, Class 1	35,259,562	6,214,289	(23,208,515)	2,675,901	20,941,237	592,420	621,869	26,308,946

Variable Portfolio — Pyrford International Equity Fund, Class 1	—	23,192,370	(3,000,000)	72,019	20,264,389	—	192,369	21,766,505

Variable Portfolio — Sit Dividend Growth Fund, Class 1	21,754,901	9,106,143	(9,784,338)	2,931,474	24,008,180	—	—	31,530,401

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Victory Established Value Fund, Class 1	27,895,613	20,000,000	(47,777,048)	15,084,784	15,203,349	—	—	15,934,016

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	191,073,514	59,892,015	(40,487,786)	559,671	211,037,414	1,856,975	2,080,019	209,275,590

Total	3,325,655,619	936,490,214	(2,217,642,915)	145,060,223	2,189,563,141	32,355,577	47,265,513	2,258,504,135

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	425,688,538	—	—	425,688,538

Fixed-Income Funds	1,628,596,339	—	—	1,628,596,339

Alternative Investment Funds	46,648,932	—	—	46,648,932

Money Market Funds	157,570,326	—	—	157,570,326

Total Mutual Funds	2,258,504,135	—	—	2,258,504,135

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 34.6%
	Shares	Value ($)
Global Real Estate 0.3%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	1,301,840	15,244,544

International 8.3%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	2,033,801	32,154,391

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	2,663,633	37,557,229

Variable Portfolio — DFA International Value Fund, Class 1(a)	4,947,906	57,148,319

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	8,927,717	121,684,784

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,984,814	27,013,317

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	7,720,477	100,288,994

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	7,904,936	83,159,924

Total		459,006,958

U.S. Large Cap 20.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	6,531,463	93,530,551

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	9,295,089	168,798,814

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	7,978,915	82,741,348

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	724,640	22,529,048

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	2,290,142	37,031,603

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	4,907,074	81,800,924

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	7,242,500	125,512,532

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	9,584,743	162,844,783

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	7,740,884	131,827,245

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	5,194,320	91,939,468

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	7,882,775	108,466,983

Total		1,107,023,299

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 2.9%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	928,767	16,782,817

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	989,742	16,251,568

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	3,515,724	60,751,715

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	4,059,947	67,760,517

Total		161,546,617

U.S. Small Cap 3.1%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	2,066,085	37,788,686

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	2,153,862	39,415,683

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	4,259,746	95,546,097

Total		172,750,466

Total Equity Funds
(Cost: $1,371,896,600)		1,915,571,884

Fixed-Income Funds 61.6%
Emerging Markets 0.4%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	2,521,032	23,722,915

Floating Rate 1.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	5,642,901	56,259,728

Global Bond 0.9%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	4,627,696	49,053,575

High Yield 1.1%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	6,748,378	58,778,375

Inflation Protected Securities 4.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	29,292,900	256,019,945

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 51.6%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)(b)	36,809,329	353,369,559

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	21,145,633	211,667,783

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	41,818,477	437,003,086

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	27,603,475	282,107,513

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	46,512,738	493,035,023

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	44,721,389	474,493,935

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	20,957,459	209,993,740

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	38,852,290	393,962,221

Total		2,855,632,860

Multisector 2.0%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	12,868,515	112,856,872

Total Fixed-Income Funds
(Cost: $3,455,258,676)		3,412,324,270

Alternative Investment Funds 2.1%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	1,031,149	9,610,307

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	3,191,254	34,561,286

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	1,432,355	12,303,926

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	6,033,085	59,244,896

Total Alternative Investment Funds
(Cost: $114,528,534)		115,720,415

Money Market Funds 1.7%
Columbia Short-Term Cash Fund, 0.096%(a)(c)	376	376

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	94,869,775	94,869,775

Total Money Market Funds
(Cost: $94,870,151)		94,870,151

Total Investments
(Cost: $5,036,553,961)		5,538,486,720

Other Assets and Liabilities		(59,557)

Net Assets		5,538,427,163

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	376	—	—	376	—	—	376

Columbia Variable Portfolio — Cash Management Fund, Class 1	125,978,390	10,469	(31,119,084)	—	94,869,775	—	10,391	94,869,775

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	—	10,000,000	—	—	10,000,000	—	—	9,610,307

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	49,126,943	31,000,000	(13,742,812)	3,270,289	69,654,420	—	—	93,530,551

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	383,000,000	(24,362,488)	(896,453)	357,741,059	—	—	353,369,559

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	510,059,393	58,123,494	(331,132,722)	(8,977,156)	228,073,009	10,764,126	11,090,618	211,667,783

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	127,419,151	21,000,000	(54,342,007)	17,617,506	111,694,650	—	—	168,798,814

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	60,347,704	17,907,165	(53,442,244)	(143,329)	24,669,296	311,495	2,595,670	23,722,915

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	31,108,167	5,261,664	(7,783,413)	1,066,933	29,653,351	—	198,284	32,154,391

Columbia Variable Portfolio — Global Bond Fund, Class 1	114,511,631	51,172,708	(108,399,978)	(6,940,587)	50,343,774	712,308	6,392,309	49,053,575

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	58,093,061	47,271,160	(39,299,943)	(6,336,468)	59,727,810	5,149,286	7,121,874	58,778,375

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	76,957,539	(10,960,957)	1,592,027	67,588,609	—	—	82,741,348

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	20,285,846	(802,816)	20,273	19,503,303	—	—	22,529,048

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	501,395,766	19,885,458	(100,194,166)	4,694,055	425,781,113	5,851,848	11,963,379	437,003,086

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	18,884,828	8,000,000	(16,137,933)	2,803,258	13,550,153	—	—	16,782,817

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	59,425,390	29,000,000	(102,764,844)	29,736,169	15,396,715	—	—	16,251,568

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	43,164,214	11,000,000	(37,450,985)	9,685,629	26,398,858	—	—	37,031,603

Columbia Variable Portfolio — Strategic Income Fund, Class 1	56,391,333	60,887,021	(4,111,410)	240,707	113,407,651	2,823,350	4,977,825	112,856,872

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	262,159,736	36,426,540	(11,818,172)	(74,473)	286,693,631	—	2,084,769	282,107,513

Variable Portfolio — American Century Diversified Bond Fund, Class 1	572,457,646	34,295,503	(118,074,495)	4,487,450	493,166,104	11,108,245	11,824,643	493,035,023

Variable Portfolio — American Century Growth Fund, Class 1	120,308,474	27,000,000	(131,190,872)	45,217,366	61,334,968	—	—	81,800,924

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	33,956,250	3,646,789	(5,058,638)	151,369	32,695,770	279,758	1,367,031	34,561,286

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	447,426,814	23,312,708	(181,130,583)	(13,394,842)	276,214,097	13,282,890	25,476	256,019,945

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	52,245,677	3,351,974	(35,047,171)	8,423,495	28,973,975	820,992	1,491,836	37,557,229

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	49,046,886	35,000,000	(79,766,444)	31,143,798	35,424,240	—	—	37,788,686

Variable Portfolio — DFA International Value Fund, Class 1	125,087,785	2,843,540	(93,644,807)	8,220,098	42,506,616	—	1,772,724	57,148,319

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	88,413,175	26,469,466	(61,301,509)	2,260,517	55,841,649	698,189	3,771,277	56,259,728

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	35,416,554	63,710,846	(80,886,221)	(6,010,049)	12,231,130	—	—	12,303,926

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	122,960,124	—	(65,673,427)	19,203,305	76,490,002	—	—	125,512,532

Variable Portfolio — Invesco International Growth Fund, Class 1	156,905,701	4,216,355	(89,298,701)	20,192,597	92,015,952	1,630,548	2,494,967	121,684,784

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	555,072,533	35,383,639	(124,527,585)	6,462,935	472,391,522	1,033,277	12,602,294	474,493,935

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	74,905,190	24,000,000	(84,999,320)	33,128,601	47,034,471	—	—	60,751,715

Variable Portfolio — MFS Value Fund, Class 1	130,946,396	8,000,000	(68,755,740)	25,224,771	95,415,427	—	—	162,844,783

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	37,487,468	2,262,498	(23,858,003)	6,297,632	22,189,595	910,225	1,283,346	27,013,317

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	40,063,293	13,557,990	(48,392,439)	9,786,711	15,015,555	1,358,883	2,679,515	15,244,544

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	64,758,110	—	(5,117,275)	(39,201)	59,601,634	—	—	59,244,896

Variable Portfolio — NFJ Dividend Value Fund, Class 1	126,710,722	—	(79,406,615)	30,289,411	77,593,518	—	—	131,827,245

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	125,328,935	8,000,000	(109,397,041)	37,619,977	61,551,871	—	—	91,939,468

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	35,507,446	1,000,000	(22,611,846)	8,954,156	22,849,756	—	—	39,415,683

Variable Portfolio — Partners Small Cap Value Fund, Class 1	98,430,167	1,000,000	(62,128,246)	19,746,101	57,048,022	—	—	95,546,097

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	319,975,048	7,181,292	(109,883,637)	(404,728)	216,867,975	4,525,561	2,585,241	209,993,740

Variable Portfolio — Pyramis® International Equity Fund, Class 1	99,786,920	6,746,842	(38,470,101)	7,994,533	76,058,194	2,386,121	2,320,002	100,288,994

Variable Portfolio — Pyrford International Equity Fund, Class 1	—	84,702,790	(6,787,497)	161,803	78,077,096	—	702,790	83,159,924

Variable Portfolio — Sit Dividend Growth Fund, Class 1	66,472,829	12,000,000	(8,300,143)	2,747,634	72,920,320	—	—	108,466,983

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Victory Established Value Fund, Class 1	69,539,823	39,000,000	(84,512,615)	31,929,755	55,956,963	—	—	67,760,517

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	383,406,565	48,734,725	(38,156,323)	355,019	394,339,986	3,277,630	3,671,311	393,962,221

Total	6,050,682,238	1,402,606,397	(2,804,243,268)	387,508,594	5,036,553,961	66,924,732	95,027,572	5,538,486,720

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	1,915,571,884	—	—	1,915,571,884

Fixed-Income Funds	3,412,324,270	—	—	3,412,324,270

Alternative Investment Funds	115,720,415	—	—	115,720,415

Money Market Funds	94,870,151	—	—	94,870,151

Total Mutual Funds	5,538,486,720	—	—	5,538,486,720

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderate Portfolio

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 48.6%
	Shares	Value ($)
Global Real Estate 0.6%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	12,215,446	143,042,870

International 12.1%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	17,443,629	275,783,778

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	20,462,568	288,522,208

Variable Portfolio — DFA International Value Fund, Class 1(a)	38,433,081	443,902,078

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	55,612,968	758,004,748

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	10,562,238	143,752,063

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	38,934,949	505,764,987

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	38,979,323	410,062,481

Total		2,825,792,343

U.S. Large Cap 26.9%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	42,987,896	615,586,679

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	47,889,709	869,677,109

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	42,760,616	443,427,584

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	5,638,454	175,299,525

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	14,803,259	239,368,696

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	25,446,056	424,185,761

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	39,051,565	676,763,621

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	55,370,387	940,742,867

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	49,695,540	846,315,053

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	29,031,993	513,866,279

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	40,176,506	552,828,722

Total		6,298,061,896

U.S. Mid Cap 4.6%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	4,531,968	81,892,657

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	12,672,232	208,078,054

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	21,276,137	367,651,656

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	25,743,719	429,662,671

Total		1,087,285,038

U.S. Small Cap 4.4%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	10,386,102	189,961,811

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	10,799,403	197,629,073

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	28,808,595	646,176,778

Total		1,033,767,662

Total Equity Funds
(Cost: $7,608,026,066)		11,387,949,809

Fixed-Income Funds 49.1%
Emerging Markets 0.7%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	17,923,897	168,663,867

Floating Rate 1.4%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	34,176,765	340,742,346

Global Bond 1.0%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	22,631,475	239,893,638

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
High Yield 1.6%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	41,818,536	364,239,452

Inflation Protected Securities 3.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	99,675,800	871,166,495

Investment Grade 38.4%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)(b)	111,747,927	1,072,780,104

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	81,988,120	820,701,079

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	135,897,877	1,420,132,810

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	71,777,672	733,567,811

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	149,522,913	1,584,942,876

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	146,692,587	1,556,408,353

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	67,694,435	678,298,235

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	111,719,864	1,132,839,420

Total		8,999,670,688

Fixed-Income Funds (continued)
	Shares	Value ($)
Multisector 2.3%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	60,553,741	531,056,308

Total Fixed-Income Funds
(Cost: $11,656,649,710)		11,515,432,794

Alternative Investment Funds 2.3%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	6,621,742	61,714,632

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	19,225,686	208,214,179

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	10,804,644	92,811,890

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	17,289,032	169,778,298

Total Alternative Investment Funds
(Cost: $532,744,071)		532,518,999

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.096%(a)(c)	1,338	1,338

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	17,040	17,040

Total Money Market Funds
(Cost: $18,378)		18,378

Total Investments
(Cost: $19,797,438,225)		23,435,919,980

Other Assets and Liabilities		(183,385)

Net Assets		23,435,736,595

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	2,726,677	(2,725,339)	—	1,338	—	8	1,338

Columbia Variable Portfolio — Cash Management Fund, Class 1	17,048	5	(13)	—	17,040	—	2	17,040

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	—	64,000,000	—	—	64,000,000	—	—	61,714,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	208,826,308	263,831,531	(89,024)	15,859	472,584,674	—	—	615,586,679

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	1,109,694,264	(18,351,031)	(712,657)	1,090,630,576	—	—	1,072,780,104

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	1,090,203,568	332,968,476	(532,652,687)	(11,968,062)	878,551,295	30,269,546	31,187,668	820,701,079

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	582,749,327	515,917	(77,290,379)	25,426,832	531,401,697	—	—	869,677,109

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	194,785,465	29,677,155	(46,730,675)	(1,711,255)	176,020,690	1,341,949	12,012,105	168,663,867

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	251,735,436	6,040,799	(8,422,334)	311,330	249,665,231	—	1,867,904	275,783,778

Columbia Variable Portfolio — Global Bond Fund, Class 1	505,448,239	37,428,282	(273,110,581)	(4,822,952)	264,942,988	2,673,472	27,863,263	239,893,638

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	430,241,324	107,478,948	(99,360,858)	(28,639,325)	409,720,089	41,920,939	58,001,704	364,239,452

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	372,528,386	(12,963,392)	1,962,882	361,527,876	—	—	443,427,584

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	152,936,451	(116,016)	11,467	152,831,902	—	—	175,299,525

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	1,210,702,209	199,745,843	(29,671,319)	1,102,371	1,381,879,104	15,361,878	31,405,459	1,420,132,810

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	94,193,193	64,490	(43,526,645)	7,980,553	58,711,591	—	—	81,892,657

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	282,339,137	214,966	(251,842,148)	93,523,391	124,235,346	—	—	208,078,054

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	201,615,712	2,143,311	(71,621,750)	18,015,699	150,152,972	—	—	239,368,696

Columbia Variable Portfolio — Strategic Income Fund, Class 1	508,342,640	49,197,853	(57,722,462)	7,264,749	507,082,780	12,804,778	22,576,000	531,056,308

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	452,084,648	312,088,269	(19,644,814)	(217,114)	744,310,989	—	4,542,693	733,567,811

Variable Portfolio — American Century Diversified Bond Fund, Class 1	1,144,032,203	464,139,099	(42,010,457)	1,758,152	1,567,918,997	24,463,808	26,041,538	1,584,942,876

Variable Portfolio — American Century Growth Fund, Class 1	546,882,521	465,760	(450,756,222)	145,894,597	242,486,656	—	—	424,185,761

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	158,780,036	38,316,591	(1,006,739)	39,743	196,129,631	1,325,512	6,477,078	208,214,179

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	1,305,459,625	40,150,489	(376,659,638)	(23,731,342)	945,219,134	38,166,297	81,064	871,166,495

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	233,922,304	16,405,026	(50,037,851)	11,239,364	211,528,843	4,542,994	7,682,894	288,522,208

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	218,978,048	186,304	(190,066,862)	74,295,249	103,392,739	—	—	189,961,811

Variable Portfolio — DFA International Value Fund, Class 1	643,759,764	14,420,906	(331,917,849)	28,858,846	355,121,667	—	11,434,120	443,902,078

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	307,673,661	59,161,741	(35,499,142)	1,365,139	332,701,399	2,746,408	14,834,757	340,742,346

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	158,486,499	183,515,750	(216,455,319)	(24,229,708)	101,317,222	—	—	92,811,890

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	558,790,882	6,465,759	(229,216,955)	62,023,232	398,062,918	—	—	676,763,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	37

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Invesco International Growth Fund, Class 1	726,030,593	28,941,140	(242,652,297)	49,716,606	562,036,042	8,741,547	13,090,994	758,004,748

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	1,151,767,926	418,029,802	(46,010,457)	2,587,527	1,526,374,798	2,252,782	27,475,920	1,556,408,353

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	341,529,630	300,952	(205,832,050)	76,336,395	212,334,927	—	—	367,651,656

Variable Portfolio — MFS Value Fund, Class 1	607,294,858	8,515,919	(132,235,969)	47,115,907	530,690,715	—	—	940,742,867

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	128,933,028	12,651,375	(38,479,625)	9,322,265	112,427,043	3,547,549	5,003,506	143,752,063

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	173,510,701	22,471,567	(89,516,946)	20,022,654	126,487,976	7,513,246	14,815,011	143,042,870

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	157,308,340	13,995,544	(6,739)	73	171,297,218	—	—	169,778,298

Variable Portfolio — NFJ Dividend Value Fund, Class 1	582,331,684	515,917	(160,307,411)	60,092,984	482,633,174	—	—	846,315,053

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	579,629,683	465,761	(395,841,651)	130,045,228	314,299,021	—	—	513,866,279

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	147,914,617	2,280,274	(70,698,632)	28,994,345	108,490,604	—	—	197,629,073

Variable Portfolio — Partners Small Cap Value Fund, Class 1	499,956,841	1,883,818	(178,314,192)	53,516,904	377,043,371	—	—	646,176,778

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	683,912,667	61,258,803	(49,932,543)	277,332	695,516,259	9,827,833	5,614,180	678,298,235

Variable Portfolio — Pyramis® International Equity Fund, Class 1	387,006,609	27,344,803	(43,272,541)	8,677,942	379,756,813	11,405,305	10,764,769	505,764,987

Variable Portfolio — Pyrford International Equity Fund, Class 1	—	396,504,925	(12,351,031)	337,219	384,491,113	—	3,173,673	410,062,481

Variable Portfolio — Sit Dividend Growth Fund, Class 1	314,714,102	55,431,574	(5,318,395)	1,721,847	366,549,128	—	—	552,828,722

Variable Portfolio — Victory Established Value Fund, Class 1	343,160,428	286,620	(162,828,430)	58,463,409	239,082,027	—	—	429,662,671

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	953,786,406	223,839,507	(42,759,190)	913,889	1,135,780,612	8,454,762	9,470,276	1,132,839,420

Total	19,068,837,910	5,141,227,349	(5,345,826,600)	933,199,566	19,797,438,225	227,360,605	345,416,586	23,435,919,980

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	39

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	11,387,949,809	—	—	11,387,949,809

Fixed-Income Funds	11,515,432,794	—	—	11,515,432,794

Alternative Investment Funds	532,518,999	—	—	532,518,999

Money Market Funds	18,378	—	—	18,378

Total Mutual Funds	23,435,919,980	—	—	23,435,919,980

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 64.6%
	Shares	Value ($)
Global Real Estate 0.8%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	9,624,665	112,704,821

International 16.0%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	12,518,095	197,911,087

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	11,656,528	164,357,041

Variable Portfolio — DFA International Value Fund, Class 1(a)	38,666,721	446,600,631

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	45,525,885	620,517,810

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	6,000,095	81,661,290

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	35,427,330	460,201,018

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	17,560,280	184,734,140

Total		2,155,983,017

U.S. Large Cap 35.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	33,472,444	479,325,403

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	34,838,479	632,666,774

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	32,363,205	335,606,436

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	5,270,166	163,849,475

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	12,512,012	202,319,233

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	21,004,605	350,146,768

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	28,170,294	488,191,202

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	40,858,275	694,182,098

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	35,813,381	609,901,877

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	23,737,364	420,151,337

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	29,274,470	402,816,700

Total		4,779,157,303

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 5.4%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	4,057,263	73,314,743

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	9,623,489	158,017,697

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	14,967,023	258,630,150

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	14,228,969	237,481,499

Total		727,444,089

U.S. Small Cap 6.9%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	12,916,596	236,244,545

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	11,511,555	210,661,462

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	21,536,203	483,057,019

Total		929,963,026

Total Equity Funds
(Cost: $5,863,780,735)		8,705,252,256

Fixed-Income Funds 33.0%
Emerging Markets 0.6%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	8,430,614	79,332,074

Floating Rate 1.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	17,726,400	176,732,213

Global Bond 0.7%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	9,451,916	100,190,315

High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	19,692,730	171,523,678

Inflation Protected Securities 2.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	39,693,709	346,923,013

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	41

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 24.7%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)(b)	14,293,794	137,220,417

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	44,899,000	449,438,994

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	56,358,555	588,946,897

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	33,748,097	344,905,548

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	49,469,065	524,372,088

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	48,314,480	512,616,636

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	22,988,874	230,348,521

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	53,958,402	547,138,200

Total		3,334,987,301

Multisector 1.8%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	28,191,001	247,235,075

Total Fixed-Income Funds
(Cost: $4,548,895,150)		4,456,923,669

Alternative Investment Funds 2.4%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	3,733,155	34,793,010

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	14,009,657	151,724,585

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	8,177,542	70,245,085

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	6,728,033	66,069,282

Total Alternative Investment Funds
(Cost: $322,539,049)		322,831,962

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.096%(a)(c)	768	768

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	998	998

Total Money Market Funds
(Cost: $1,766)		1,766

Total Investments
(Cost: $10,735,216,700)		13,485,009,653

Other Assets and Liabilities		(119,327)

Net Assets		13,484,890,326

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)

Columbia Short-Term Cash Fund	—	768	—	—	768	—	—	768

Columbia Variable Portfolio — Cash Management Fund, Class 1	1,004	6	(12)	—	998	—	—	998

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	—	36,000,000	—	—	36,000,000	—	—	34,793,010

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	155,118,234	223,738,016	(8,154,002)	1,826,147	372,528,395	—	—	479,325,403

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	182,769,479	(40,915,022)	(1,449,664)	140,404,793	—	—	137,220,417

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	388,057,691	193,358,620	(96,560,492)	(6,628,733)	478,227,086	16,731,460	17,238,951	449,438,994

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	440,634,803	36,059	(77,141,018)	26,071,102	389,600,946	—	—	632,666,774

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	78,875,581	19,080,830	(13,656,418)	(696,527)	83,603,466	579,644	5,335,111	79,332,074

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	173,470,740	10,659,920	(2,977,550)	261,359	181,414,469	—	1,273,254	197,911,087

Columbia Variable Portfolio — Global Bond Fund, Class 1	287,063,770	28,100,509	(196,511,782)	(7,730,091)	110,922,406	1,542,224	16,483,904	100,190,315

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	153,476,241	58,466,746	(16,049,739)	(4,247,010)	191,646,238	15,160,305	20,975,857	171,523,678

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	294,420,406	(22,218,985)	3,624,920	275,826,341	—	—	335,606,436

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	144,587,902	(2,076,201)	101,405	142,613,106	—	—	163,849,475

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	468,592,989	125,478,028	(20,396,027)	853,354	574,528,344	6,036,419	12,340,711	588,946,897

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	65,246,374	10,004,407	(26,262,924)	5,562,221	54,550,078	—	—	73,314,743

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	198,257,309	272,888	(172,646,196)	65,225,625	91,109,626	—	—	158,017,697

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	148,366,225	10,139,249	(38,817,063)	9,650,535	129,338,946	—	—	202,319,233

Columbia Variable Portfolio — Strategic Income Fund, Class 1	182,268,804	57,943,615	(113,521)	15,898	240,114,796	5,726,408	10,096,183	247,235,075

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	257,118,916	121,850,127	(28,296,265)	(109,684)	350,563,094	—	2,506,244	344,905,548

Variable Portfolio — American Century Diversified Bond Fund, Class 1	428,234,354	161,835,340	(65,205,430)	3,308,906	528,173,170	8,538,684	9,089,365	524,372,088

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	43

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — American Century Growth Fund, Class 1	408,152,402	34,454	(303,312,123)	98,227,921	203,102,654	—	—	350,146,768

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	124,605,031	18,208,839	(68,801)	3,567	142,748,636	1,031,584	5,040,810	151,724,585

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	494,419,601	15,747,646	(125,335,859)	(9,169,767)	375,661,621	15,093,995	33,451	346,923,013

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	143,163,772	12,048,399	(44,433,075)	11,479,576	122,258,672	3,011,071	4,898,080	164,357,041

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	188,399,372	5,016,025	(104,242,691)	40,795,419	129,968,125	—	—	236,244,545

Variable Portfolio — DFA International Value Fund, Class 1	471,719,108	21,923,123	(140,576,963)	12,951,820	366,017,088	—	10,183,115	446,600,631

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	176,174,980	28,129,613	(32,797,556)	1,325,505	172,832,542	1,573,047	8,496,835	176,732,213

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	110,733,593	110,841,381	(129,177,865)	(15,470,061)	76,927,048	—	—	70,245,085

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	425,531,203	34,455	(187,868,057)	52,204,875	289,902,476	—	—	488,191,202

Variable Portfolio — Invesco International Growth Fund, Class 1	543,014,127	23,574,168	(135,461,449)	29,526,069	460,652,915	7,092,676	10,502,983	620,517,810

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	409,299,670	156,380,442	(49,188,230)	2,493,962	518,985,844	785,570	9,581,153	512,616,636

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	220,262,416	2,276,091	(117,879,396)	44,861,669	149,520,780	—	—	258,630,150

Variable Portfolio — MFS Value Fund, Class 1	453,633,250	38,061	(95,945,644)	36,669,471	394,395,138	—	—	694,182,098

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	80,021,761	19,461,193	(44,709,981)	11,638,456	66,411,429	2,355,192	3,353,596	81,661,290

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	96,355,228	24,364,532	(27,354,316)	6,020,564	99,386,008	5,124,108	10,103,983	112,704,821

Variable Portfolio —Multi-Strategy Alternatives Fund, Class 1	60,497,647	6,399,699	(34,400)	419	66,863,365	—	—	66,069,282

Variable Portfolio — NFJ Dividend Value Fund, Class 1	430,848,350	37,659	(130,613,626)	51,389,524	351,661,907	—	—	609,901,877

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	435,111,490	4,034,455	(264,087,508)	87,758,332	262,816,769	—	—	420,151,337

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	139,977,974	5,043,556	(50,661,963)	22,026,541	116,386,108	—	—	210,661,462

Variable Portfolio — Partners Small Cap Value Fund, Class 1	351,575,117	4,219,547	(104,324,497)	32,280,050	283,750,217	—	—	483,057,019

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	237,080,668	18,776,598	(20,035,565)	55,403	235,877,104	3,393,574	1,938,590	230,348,521

Variable Portfolio — Pyramis® International Equity Fund, Class 1	370,476,918	30,438,570	(60,994,574)	12,017,382	351,938,296	10,107,253	9,736,601	460,201,018

Variable Portfolio — Pyrford International Equity Fund, Class 1	—	199,939,274	(26,620,816)	306,239	173,624,697	—	1,573,213	184,734,140

Variable Portfolio — Sit Dividend Growth Fund, Class 1	232,577,930	48,066,618	(13,523,556)	4,342,674	271,463,666	—	—	402,816,700

Variable Portfolio — Victory Established Value Fund, Class 1	212,165,784	274,490	(124,824,005)	45,925,614	133,541,883	—	—	237,481,499

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	420,396,189	146,227,586	(19,566,152)	297,023	547,354,646	4,016,011	4,498,380	547,138,200

Total	10,660,976,616	2,580,279,389	(3,181,637,315)	675,598,010	10,735,216,700	107,899,225	175,280,370	13,485,009,653

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	45

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	8,705,252,256	—	—	8,705,252,256

Fixed-Income Funds	4,456,923,669	—	—	4,456,923,669

Alternative Investment Funds	322,831,962	—	—	322,831,962

Money Market Funds	1,766	—	—	1,766

Total Mutual Funds	13,485,009,653	—	—	13,485,009,653

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Aggressive Portfolio

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 80.1%
	Shares	Value ($)
Global Real Estate 0.9%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	3,114,878	36,475,224

International 19.3%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	4,787,607	75,692,064

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	5,226,081	73,687,741

Variable Portfolio — DFA International Value Fund, Class 1(a)	13,144,230	151,815,855

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	15,184,811	206,968,976

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	2,860,570	38,932,352

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	11,362,828	147,603,130

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	3,369,532	35,447,480

Total		730,147,598

U.S. Large Cap 43.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	10,993,937	157,433,179

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	11,015,109	200,034,383

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	11,053,803	114,627,940

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	2,128,680	66,180,658

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,474,988	72,360,561

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	7,530,788	125,538,238

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	9,447,140	163,718,943

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	14,099,345	239,547,872

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	12,325,651	209,905,827

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	9,166,509	162,247,202

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	9,625,216	132,442,970

Total		1,644,037,773

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 8.4%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	1,487,424	26,877,757

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	3,855,169	63,301,870

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	6,468,813	111,781,083

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	6,885,973	114,926,891

Total		316,887,601

U.S. Small Cap 8.0%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,470,787	81,770,687

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	3,196,285	58,492,022

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	7,215,891	161,852,437

Total		302,115,146

Total Equity Funds
(Cost: $2,069,080,114)		3,029,663,342

Fixed-Income Funds 17.4%
Emerging Markets 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	1,286,413	12,105,144

Floating Rate 1.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	3,847,301	38,357,587

Global Bond 0.7%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	2,516,627	26,676,250

High Yield 1.0%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	4,439,319	38,666,467

Inflation Protected Securities 1.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	4,057,109	35,459,132

Investment Grade 11.7%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)(b)	2,104,733	20,205,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	47

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2013

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	8,209,992	82,182,021

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	7,483,045	78,197,817

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	3,629,234	37,090,775

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	7,082,676	75,076,370

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	6,145,012	65,198,573

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	2,863,353	28,690,793

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	5,259,929	53,335,679

Total		439,977,466

Multisector 1.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	7,380,564	64,727,551

Total Fixed-Income Funds
(Cost: $669,501,414)		655,969,597

Alternative Investment Funds 2.5%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	1,139,122	10,616,618

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	4,522,254	48,976,013

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	3,222,587	27,682,023

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	912,129	8,957,106

Total Alternative Investment Funds
(Cost: $96,859,749)		96,231,760

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.096%(a)(c)	195	195

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	994	994

Total Money Market Funds
(Cost: $1,189)		1,189

Total Investments
(Cost: $2,835,442,466)		3,781,865,888

Other Assets and Liabilities		(72,683)

Net Assets		3,781,793,205

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	195	—	—	195	—	—	195

Columbia Variable Portfolio — Cash Management Fund, Class 1	998	8	(12)	—	994	—	—	994

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	—	11,000,000	—	—	11,000,000	—	—	10,616,618

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	48,590,708	87,515,825	(13,179,373)	3,299,688	126,226,848	—	—	157,433,179

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	56,697,186	(35,588,852)	(845,579)	20,262,755	—	—	20,205,438

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	44,582,493	72,472,116	(30,986,671)	(538,042)	85,529,896	1,958,013	2,017,403	82,182,021

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	137,037,966	7,232,347	(27,648,902)	9,451,039	126,072,450	—	—	200,034,383

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	10,047,540	12,905,740	(8,883,790)	(333,748)	13,735,742	130,897	1,138,907	12,105,144

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	58,153,092	12,153,365	(444,448)	67,791	69,929,800	—	430,841	75,692,064

Columbia Variable Portfolio — Global Bond Fund, Class 1	46,932,525	8,193,595	(24,559,743)	(954,944)	29,611,433	326,060	2,834,534	26,676,250

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	38,147,690	—	—	38,147,690	480,626	667,064	38,666,467

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	100,600,551	(6,493,266)	1,096,877	95,204,162	—	—	114,627,940

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	65,731,119	(8,029,598)	670,053	58,371,574	—	—	66,180,658

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	59,829,856	28,052,449	(11,399,596)	480,298	76,963,007	812,350	1,660,750	78,197,817

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	21,391,731	4,005,108	(6,507,549)	1,325,413	20,214,703	—	—	26,877,757

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	62,806,422	144,254	(42,471,772)	15,450,127	35,929,031	—	—	63,301,870

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	45,519,133	8,076,295	(7,402,461)	1,678,823	47,871,790	—	—	72,360,561

Columbia Variable Portfolio — Strategic Income Fund, Class 1	43,264,714	23,302,742	(2,133,568)	210,418	64,644,306	1,545,058	2,724,080	64,727,551

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	30,924,513	30,786,780	(24,000,010)	(176,220)	37,535,063	—	280,348	37,090,775

Variable Portfolio — American Century Diversified Bond Fund, Class 1	53,184,347	60,561,662	(36,921,032)	329,156	77,154,133	1,066,998	1,135,811	75,076,370

Variable Portfolio — American Century Growth Fund, Class 1	128,244,712	31,909	(80,837,620)	25,299,045	72,738,046	—	—	125,538,238

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	40,124,137	6,093,054	(99,007)	6,281	46,124,466	331,957	1,622,099	48,976,013

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	72,370,251	2,292,359	(34,302,102)	(2,539,592)	37,820,916	2,102,643	4,340	35,459,132

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	54,811,201	8,218,677	(10,096,378)	2,606,328	55,539,828	1,174,184	1,900,659	73,687,741

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	49

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	56,003,080	5,258,180	(24,364,109)	9,522,048	46,419,199	—	—	81,770,687

Variable Portfolio — DFA International Value Fund, Class 1	153,790,160	6,033,542	(38,817,911)	3,385,551	124,391,342	—	3,363,158	151,815,855

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	45,765,119	22,816,798	(30,793,107)	506,763	38,295,573	460,927	2,489,705	38,357,587

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	34,020,832	30,933,949	(30,565,890)	(3,784,861)	30,604,030	—	—	27,682,023

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	133,405,490	5,030,691	(53,947,727)	14,799,681	99,288,135	—	—	163,718,943

Variable Portfolio — Invesco International Growth Fund, Class 1	169,344,604	14,389,379	(36,769,071)	8,009,474	154,974,386	2,245,144	3,333,388	206,968,976

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	53,313,715	39,797,273	(26,973,768)	511,131	66,648,351	103,177	1,258,388	65,198,573

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	79,999,869	218,668	(25,961,390)	10,027,176	64,284,323	—	—	111,781,083

Variable Portfolio — MFS Value Fund, Class 1	141,043,320	18,041,649	(26,176,288)	9,991,970	142,900,651	—	—	239,547,872

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	30,533,445	7,655,734	(9,584,815)	2,488,772	31,093,136	959,444	1,311,922	38,932,352

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	25,134,022	13,212,453	(6,522,565)	1,438,993	33,262,903	1,393,251	2,747,285	36,475,224

Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	7,846,941	1,303,788	(19,801)	326	9,131,254	—	—	8,957,106

Variable Portfolio — NFJ Dividend Value Fund, Class 1	133,934,237	6,041,648	(28,227,371)	11,072,948	122,821,462	—	—	209,905,827

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	136,479,843	16,031,910	(71,473,068)	22,862,840	103,901,525	—	—	162,247,202

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	35,091,025	4,094,393	(9,733,872)	4,161,775	33,613,321	—	—	58,492,022

Variable Portfolio — Partners Small Cap Value Fund, Class 1	111,170,471	4,062,807	(27,232,536)	8,198,701	96,199,443	—	—	161,852,437

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	31,660,410	2,029,543	(4,109,935)	(23,423)	29,556,595	467,813	267,240	28,690,793

Variable Portfolio — Pyramis® International Equity Fund, Class 1	106,273,026	14,793,648	(9,089,357)	1,930,846	113,908,163	3,187,243	3,001,639	147,603,130

Variable Portfolio — Pyrford International Equity Fund, Class 1	—	37,734,644	(4,234,425)	75,802	33,576,021	—	284,362	35,447,480

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2013

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Sit Dividend Growth Fund, Class 1	69,936,957	33,585,110	(12,763,812)	4,360,572	95,118,827	—	—	132,442,970

Variable Portfolio — Victory Established Value Fund, Class 1	79,609,884	385,446	(23,454,591)	8,688,306	65,229,045	—	—	114,926,891

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	69,226,638	26,654,300	(42,764,253)	479,269	53,595,954	507,025	567,925	53,335,679

Total	2,661,399,427	954,320,579	(955,565,412)	175,287,872	2,835,442,466	19,252,810	35,041,848	3,781,865,888

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	51

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2013

Fair Value Measurements (continued)

specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	3,029,663,342	—	—	3,029,663,342

Fixed-Income Funds	655,969,597	—	—	655,969,597

Alternative Investment Funds	96,231,760	—	—	96,231,760

Money Market Funds	1,189	—	—	1,189

Total Mutual Funds	3,781,865,888	—	—	3,781,865,888

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2013

Portfolio Navigator Funds

Statement of Assets and Liabilities

December 31, 2013

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $2,189,563,141, $5,036,553,961 and $19,797,438,225)	$2,258,504,135	$5,538,486,720	$23,435,919,980

Receivable for:

Affiliated investments sold	4,281,840	11,861,414	34,527,160

Capital shares sold	—	—	—

Dividends from affiliated funds	43	26	—

Prepaid expenses	11,897	22,566	74,592

Total assets	2,262,797,915	5,550,370,726	23,470,521,732

Liabilities

Payable for:

Capital shares purchased	3,735,682	10,539,036	28,990,285

Distribution and/or service fees	505,706	1,224,431	5,126,766

Administration fees	40,453	97,947	410,108

Compensation of board members	15,120	22,975	63,652

Other expenses	39,473	59,174	194,326

Total liabilities	4,336,434	11,943,563	34,785,137

Net assets applicable to outstanding capital stock	$2,258,461,481	$5,538,427,163	$23,435,736,595

Represented by

Trust capital	$2,258,461,481	$5,538,427,163	$23,435,736,595

Total — representing net assets applicable to outstanding capital stock	$2,258,461,481	$5,538,427,163	$23,435,736,595

Class 2

Net assets	$787,735,956	$1,968,131,376	$8,081,680,806

Shares outstanding	65,548,388	153,980,420	592,843,977

Net asset value per share	$12.02	$12.78	$13.63

Class 4

Net assets	$1,470,725,525	$3,570,295,787	$15,354,055,789

Shares outstanding	122,423,155	278,802,379	1,124,848,957

Net asset value per share	$12.01	$12.81	$13.65

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	53

Portfolio Navigator Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $10,735,216,700, $2,835,442,466)	$13,485,009,653	$3,781,865,888

Receivable for:

Affiliated investments sold	25,549,328	7,701,307

Capital shares sold	—	273,415

Dividends from affiliated funds	—	—

Prepaid expenses	43,736	12,748

Total assets	13,510,602,717	3,789,853,358

Liabilities

Payable for:

Capital shares purchased	22,342,366	7,082,232

Distribution and/or service fees	2,969,426	826,384

Administration fees	237,535	66,105

Compensation of board members	40,733	16,800

Other expenses	122,331	68,632

Total liabilities	25,712,391	8,060,153

Net assets applicable to outstanding capital stock	$13,484,890,326	$3,781,793,205

Represented by

Trust capital	$13,484,890,326	$3,781,793,205

Total — representing net assets applicable to outstanding capital stock	$13,484,890,326	$3,781,793,205

Class 2

Net assets	$5,027,270,569	$1,404,526,397

Shares outstanding	349,899,626	93,530,896

Net asset value per share	$14.37	$15.02

Class 4

Net assets	$8,457,619,757	$2,377,266,808

Shares outstanding	587,732,013	158,055,564

Net asset value per share	$14.39	$15.04

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2013

Portfolio Navigator Funds

Statement of Operations

Year Ended December 31, 2013

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$47,265,513	$95,027,572	$345,416,586

Total income	47,265,513	95,027,572	345,416,586

Expenses:

Distribution and/or service fees

Class 2	2,446,732	5,430,123	19,195,233

Class 4	4,938,403	10,250,015	37,966,956

Administration fees	590,763	1,254,310	4,572,608

Compensation of board members	30,148	52,617	167,500

Custodian fees	15,061	13,713	13,958

Printing and postage fees	66,500	144,448	495,371

Professional fees	31,843	42,548	92,423

Other	15,085	34,660	119,662

Total expenses	8,134,535	17,222,434	62,623,711

Net investment income	39,130,978	77,805,138	282,792,875

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	145,060,223	387,508,594	933,199,566

Capital gain distributions from underlying affiliated funds	32,355,577	66,924,732	227,360,605

Net realized gain	177,415,800	454,433,326	1,160,560,171

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(126,690,277)	(105,405,729)	1,016,595,074

Net change in unrealized appreciation (depreciation)	(126,690,277)	(105,405,729)	1,016,595,074

Net realized and unrealized gain	50,725,523	349,027,597	2,177,155,245

Net Increase in net assets resulting from operations	$89,856,501	$426,832,735	$2,459,948,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	55

Portfolio Navigator Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$175,280,370	$35,041,848

Total income	175,280,370	35,041,848

Expenses:

Distribution and/or service fees

Class 2	11,358,135	2,964,050

Class 4	21,868,552	5,819,772

Administration fees	2,657,921	702,649

Compensation of board members	103,139	35,742

Custodian fees	14,217	14,628

Printing and postage fees	278,457	98,553

Professional fees	64,807	35,799

Other	70,310	17,848

Total expenses	36,415,538	9,689,041

Net investment income	138,864,832	25,352,807

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	675,598,010	175,287,872

Capital gain distributions from underlying affiliated funds	107,899,225	19,252,810

Net realized gain	783,497,235	194,540,682

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	1,043,951,555	440,402,038

Net change in unrealized appreciation (depreciation)	1,043,951,555	440,402,038

Net realized and unrealized gain	1,827,448,790	634,942,720

Net increase in net assets resulting from operations	$1,966,313,622	$660,295,527

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2013

Portfolio Navigator Funds

Statement of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$39,130,978	$58,706,826	$77,805,138	$102,097,547

Net realized gain	177,415,800	48,126,704	454,433,326	92,842,939

Net change in unrealized appreciation (depreciation)	(126,690,277)	106,111,503	(105,405,729)	318,607,680

Net increase in net assets resulting from operations	89,856,501	212,945,033	426,832,735	513,548,166

Increase (decrease) in net assets from capital stock activity	(1,352,656,376)	463,913,242	(1,546,385,840)	530,476,061

Total increase (decrease) in net assets	(1,262,799,875)	676,858,275	(1,119,553,105)	1,044,024,227

Net assets at beginning of year	3,521,261,356	2,844,403,081	6,657,980,268	5,613,956,041

Net assets at end of year	$2,258,461,481	$3,521,261,356	$5,538,427,163	$6,657,980,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	57

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$282,792,875	$314,685,563	$138,864,832	$133,209,090

Net realized gain	1,160,560,171	354,611,423	783,497,235	358,171,484

Net change in unrealized appreciation (depreciation)	1,016,595,074	1,462,574,543	1,043,951,555	939,786,072

Net increase in net assets resulting from operations	2,459,948,120	2,131,871,529	1,966,313,622	1,431,166,646

Increase (decrease) in net assets from capital stock activity	(714,922,077)	193,756,208	(848,200,838)	(1,036,264,397)

Total increase (decrease) in net assets	1,745,026,043	2,325,627,737	1,118,112,784	394,902,249

Net assets at beginning of year	21,690,710,552	19,365,082,815	12,366,777,542	11,971,875,293

Net assets at end of year	$23,435,736,595	$21,690,710,552	$13,484,890,326	$12,366,777,542

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2013

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$25,352,807	$21,189,095

Net realized gain	194,540,682	107,987,978

Net change in unrealized appreciation (depreciation)	440,402,038	281,273,422

Net increase in net assets resulting from operations	660,295,527	410,450,495

Increase (decrease) in net assets from capital stock activity	(45,891,768)	(325,672,767)

Total increase (decrease) in net assets	614,403,759	84,777,728

Net assets at beginning of year	3,167,389,446	3,082,611,718

Net assets at end of year	$3,781,793,205	$3,167,389,446

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	59

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	2,604,687	30,781,501	31,016,381	352,773,578	3,053,391	37,537,047	49,007,732	564,422,353

Redemptions	(32,665,621)	(386,311,680)	(4,243,162)	(48,116,864)	(38,166,630)	(473,695,939)	(2,493,249)	(28,832,671)

Net increase (decrease)	(30,060,934)	(355,530,179)	26,773,219	304,656,714	(35,113,239)	(436,158,892)	46,514,483	535,589,682

Class 4 shares

Subscriptions	1,850,903	21,888,057	29,957,532	342,816,280	1,316,588	16,202,210	19,238,125	223,448,046

Redemptions	(86,130,265)	(1,019,014,254)	(16,349,396)	(183,559,752)	(90,662,356)	(1,126,429,158)	(19,754,419)	(228,561,667)

Net increase (decrease)	(84,279,362)	(997,126,197)	13,608,136	159,256,528	(89,345,768)	(1,110,226,948)	(516,294)	(5,113,621)

Total net increase (decrease)	(114,340,296)	(1,352,656,376)	40,381,355	463,913,242	(124,459,007)	(1,546,385,840)	45,998,189	530,476,061

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2013

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	35,493,754	456,542,223	114,463,817	1,335,002,365	39,525,834	527,878,862	48,565,385	572,283,639

Redemptions	(19,485,451)	(257,576,864)	(7,925,731)	(94,111,595)	(11,754,707)	(162,939,411)	(14,539,051)	(174,022,231)

Net increase (decrease)	16,008,303	198,965,359	106,538,086	1,240,890,770	27,771,127	364,939,451	34,026,334	398,261,408

Class 4 shares

Subscriptions	16,125,103	209,669,305	4,966,657	58,143,401	12,477,343	167,037,956	1,043,864	12,369,539

Redemptions	(85,516,653)	(1,123,556,741)	(93,461,676)	(1,105,277,963)	(100,118,209)	(1,380,178,245)	(121,437,075)	(1,446,895,344)

Net increase (decrease)	(69,391,550)	(913,887,436)	(88,495,019)	(1,047,134,562)	(87,640,866)	(1,213,140,289)	(120,393,211)	(1,434,525,805)

Total net increase (decrease)	(53,383,247)	(714,922,077)	18,043,067	193,756,208	(59,869,739)	(848,200,838)	(86,366,877)	(1,036,264,397)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	61

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	15,971,568	220,537,948	12,722,802	150,018,859

Redemptions	(2,614,280)	(36,783,579)	(4,286,864)	(51,293,294)

Net increase (decrease)	13,357,288	183,754,369	8,435,938	98,725,565

Class 4 shares

Subscriptions	10,519,222	146,071,604	610,435	7,228,260

Redemptions	(26,615,881)	(375,717,741)	(36,135,711)	(431,626,592)

Net increase (decrease)	(16,096,659)	(229,646,137)	(35,525,276)	(424,398,332)

Total net increase (decrease)	(2,739,371)	(45,891,768)	(27,089,338)	(325,672,767)

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2013

Portfolio Navigator Funds

Financial Highlights

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.65	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.16	0.22	0.18	0.04

Net realized and unrealized gain	0.21	0.57	0.16	0.55

Total from investment operations	0.37	0.79	0.34	0.59

Net asset value, end of period	$12.02	$11.65	$10.86	$10.52

Total return	3.18%	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.28%	0.27%	0.27%	0.28	%(c)

Net investment income	1.32%	1.92%	1.73%	0.55	%(c)

Supplemental data

Net assets, end of period (in thousands)	$787,736	$1,113,897	$747,744	$237,556

Portfolio turnover	34%	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	63

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.65	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.16	0.22	0.18	0.12

Net realized and unrealized gain	0.20	0.57	0.16	0.47

Total from investment operations	0.36	0.79	0.34	0.59

Net asset value, end of period	$12.01	$11.65	$10.86	$10.52

Total return	3.09%	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.28%	0.27%	0.25%	0.22	%(c)

Net investment income	1.33%	1.89%	1.67%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,470,726	$2,407,365	$2,096,659	$1,840,530

Portfolio turnover	34%	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2013

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.93	$10.97	$10.77	$9.99

Income from investment operations:

Net investment income	0.15	0.19	0.18	0.03

Net realized and unrealized gain	0.70	0.77	0.02	0.75

Total from investment operations	0.85	0.96	0.20	0.78

Net asset value, end of period	$12.78	$11.93	$10.97	$10.77

Total return	7.12%	8.75%	1.86%	7.81%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	1.24%	1.65%	1.69%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,968,131	$2,256,492	$1,563,684	$639,226

Portfolio turnover	23%	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	65

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.96	$10.99	$10.78	$9.99

Income from investment operations:

Net investment income	0.15	0.19	0.18	0.10

Net realized and unrealized gain	0.70	0.78	0.03	0.69

Total from investment operations	0.85	0.97	0.21	0.79

Net asset value, end of period	$12.81	$11.96	$10.99	$10.78

Total return	7.11%	8.83%	1.95%	7.91%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.27%	0.26%	0.24%	0.21	%(c)

Net investment income	1.24%	1.64%	1.61%	1.52	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,570,296	$4,401,488	$4,050,272	$4,095,896

Portfolio turnover	23%	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2013

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.24	$11.04	$11.01	$9.99

Income from investment operations:

Net investment income	0.16	0.18	0.19	0.03

Net realized and unrealized gain (loss)	1.23	1.02	(0.16)	0.99

Total from investment operations	1.39	1.20	0.03	1.02

Net asset value, end of period	$13.63	$12.24	$11.04	$11.01

Total return	11.36%	10.87%	0.27%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	1.24%	1.50%	1.76%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,081,681	$7,058,383	$5,190,987	$2,208,757

Portfolio turnover	23%	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	67

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.25	$11.05	$11.01	$9.99

Income from investment operations:

Net investment income	0.16	0.17	0.19	0.10

Net realized and unrealized gain (loss)	1.24	1.03	(0.15)	0.92

Total from investment operations	1.40	1.20	0.04	1.02

Net asset value, end of period	$13.65	$12.25	$11.05	$11.01

Total return	11.43%	10.86%	0.36%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.25%	0.23%	0.20	%(c)

Net investment income	1.24%	1.48%	1.69%	1.53	%(c)

Supplemental data

Net assets, end of period (in thousands)	$15,354,056	$14,632,327	$14,174,096	$15,503,050

Portfolio turnover	23%	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2013

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.38	$11.03	$11.19	$9.99

Income from investment operations:

Net investment income	0.14	0.13	0.16	0.03

Net realized and unrealized gain (loss)	1.85	1.22	(0.32)	1.17

Total from investment operations	1.99	1.35	(0.16)	1.20

Net asset value, end of period	$14.37	$12.38	$11.03	$11.19

Total return	16.07%	12.24%	(1.43%)	12.01%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	1.03%	1.06%	1.43%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,027,271	$3,989,411	$3,179,010	$1,310,385

Portfolio turnover	19%	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to May 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	69

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.40	$11.05	$11.20	$9.99

Income from investment operations:

Net investment income	0.14	0.13	0.15	0.08

Net realized and unrealized gain (loss)	1.85	1.22	(0.30)	1.13

Total from investment operations	1.99	1.35	(0.15)	1.21

Net asset value, end of period	$14.39	$12.40	$11.05	$11.20

Total return	16.05%	12.22%	(1.34%)	12.11%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.25%	0.23%	0.20	%(c)

Net investment income	1.05%	1.05%	1.34%	1.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,457,620	$8,377,366	$8,792,865	$9,941,377

Portfolio turnover	19%	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2013

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.44	$10.94	$11.29	$9.90

Income from investment operations:

Net investment income	0.10	0.08	0.11	0.01

Net realized and unrealized gain (loss)	2.48	1.42	(0.46)	1.38

Total from investment operations	2.58	1.50	(0.35)	1.39

Net asset value, end of period	$15.02	$12.44	$10.94	$11.29

Total return	20.74%	13.71%	(3.10%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.28%	0.27	%(c)

Total net expenses(d)	0.28%	0.27%	0.28%	0.27	%(c)

Net investment income	0.72%	0.65%	0.99%	0.19	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,404,526	$997,395	$785,070	$284,243

Portfolio turnover	27%	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	71

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.46	$10.96	$11.29	$9.90

Income from investment operations:

Net investment income	0.10	0.08	0.10	0.03

Net realized and unrealized gain (loss)	2.48	1.42	(0.43)	1.36

Total from investment operations	2.58	1.50	(0.33)	1.39

Net asset value, end of period	$15.04	$12.46	$10.96	$11.29

Total return	20.71%	13.69%	(2.92%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.28%	0.28	%(c)

Total net expenses(d)	0.28%	0.24%	0.20%	0.17	%(c)

Net investment income	0.72%	0.66%	0.92%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,377,267	$2,169,995	$2,297,542	$2,618,433

Portfolio turnover	27%	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2013

Portfolio Navigator Funds

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio; Variable Portfolio — Moderately Aggressive Portfolio; and Variable Portfolio — Aggressive Portfolio. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund currently operates as a diversified fund. Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter (Underlying Funds).

*For information on the goals, investment strategies and risks of the Underlying Funds, please refer to the Funds’ most recent prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Both share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Funds are treated as partnerships for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2013	73

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2013

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

The Funds do not pay the Investment Manager a direct investment management fee for managing its assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as “acquired funds”) in which a Fund invests. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees (the Board), including payments to a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were as follows:

Fund	Amount ($)
Variable Portfolio — Conservative Portfolio	3,722

Variable Portfolio — Moderately Conservative Portfolio	6,588

Variable Portfolio — Moderate Portfolio	21,088

Variable Portfolio — Moderately Aggressive Portfolio	12,934

Variable Portfolio — Aggressive Portfolio	4,429

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014 (%)
Class 2	0.32

Class 4	0.32

74	Annual Report 2013

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2013

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: expenses associated with investments in underlying funds, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments in Underlying Funds, for each Fund, excluding Money Market Funds, aggregated to:

Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	936,472,491	2,177,026,284

Variable Portfolio — Moderately Conservative Portfolio	1,402,595,552	2,773,124,184

Variable Portfolio — Moderate Portfolio	5,138,500,667	5,343,101,248

Variable Portfolio — Moderately Aggressive Portfolio	2,580,278,615	3,181,637,303

Variable Portfolio — Aggressive Portfolio	954,320,376	955,565,400

Note 5. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. For the period July 1, 2013 through December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. Prior to July 1, 2013, the Funds were not charged a commitment fee. The commitment fee is included in other expenses in the Statements of Operations.

No Fund had borrowings during the year ended December 31, 2013.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2013	75

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2013

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

76	Annual Report 2013

Portfolio Navigator Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Aggressive Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Conservative Portfolio and Variable Portfolio — Conservative Portfolio (the “Portfolios”, constituting part of Columbia Funds Series Variable Trust II) at December 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above. The financial highlights for the Portfolios for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2014

Annual Report 2013	77

Portfolio Navigator Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

78	Annual Report 2013

Portfolio Navigator Funds

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003- 2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	79

Portfolio Navigator Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006- 2008	129

Director,

Renaissance

Reinsurance Ltd.

since May 2008;

Trustee, Penn Mutual

Life Insurance

Company since

March 2008; Director,

Citigroup Inc. since

2009; Director,

Citibank, N.A. since

2009; former Trustee,

BofA Funds Series

Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President,

Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

80	Annual Report 2013

Portfolio Navigator Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	81

Portfolio Navigator Funds

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

82	Annual Report 2013

Portfolio Navigator Funds

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Annual Report 2013	83

Portfolio Navigator Funds

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84	Annual Report 2013

Portfolio Navigator Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	85

Portfolio Navigator Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the fund and the investment product through which the fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6534 G (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio Funds

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Sit Dividend Growth Fund

Variable Portfolio – Victory Established Value Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. The Funds are available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Columbia Variable Portfolio Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Balanced Fund

Performance Summary

>	Columbia Variable Portfolio — Balanced Fund (the Fund) Class 3 shares returned 21.45% for the 12-month period that ended December 31, 2013.

>	The Fund’s equity benchmark, the S&P 500 Index, returned 32.39% while the Fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned -2.02% for the same time period.

>	The Fund’s equity holdings outpaced their benchmark. Although the bond market struggled during the period, the Fund’s fixed-income investments also outperformed their benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 3	04/30/86	21.45	14.72	6.31
S&P 500 Index		32.39	17.94	7.41
Barclays U.S. Aggregate Bond Index		-2.02	4.44	4.55

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Balanced Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Balanced Fund

Portfolio Management

Guy Pope, CFA

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl, CFA

Brian Lavin, CFA

Top Ten Holdings (%) (at December 31, 2013)
Citigroup, Inc.	2.4
Apple, Inc.	2.3
JPMorgan Chase & Co.	2.1
Google, Inc., Class A	2.1
Philip Morris International, Inc.	1.9
General Electric Co.	1.7
Chevron Corp.	1.6
U.S. Treasury 3.875% 08/15/2040	1.5
AT&T, Inc.	1.5
Cardinal Health, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 21.45%. The Fund’s equity benchmark, the S&P 500 Index, returned 32.39% and the Fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned -2.02% for the same time period. The Fund’s results were aided by the strong performance of the equity portion of the portfolio, which was overweight relative to its target allocation throughout the period.

A Favorable Market Environment

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy weighed on investors — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modest positive returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Strong Showing by Fund Equity Holdings

The equity portion of the Fund outperformed the S&P 500 Index by approximately three percentage points during the period. The Fund’s top performers in the financials sector included overweight positions in Aon and Berkshire Hathaway. State Street and BlackRock, positions that the Fund added at attractive price levels in late 2012, benefited additionally from their exposure to the capital markets. In the technology sector, Hewlett-Packard, which the Fund purchased in late 2012 as a contrarian investment, and MasterCard were standout performers. Within the health care sector, overweights in Celgene, Cardinal Health, Cigna and Salix Pharmaceuticals bolstered returns as all three handily outperformed the broader market. Underperformers on the equity side included Philip Morris International, EMC Corp., eBay and Baxter International.

Fixed-income Component Outperforms a Weak Bond Market

The fixed-income portion of the portfolio held up better than its Barclays benchmark, which dipped into negative territory because of rising interest rates and a steepening of the yield curve (a curve that tracks yields from short to long). Although yields trended higher during the period, they remained relatively low in historical terms, and the Fund sought extra yields from non-Treasury sectors of the market. This strategy worked well, as investments in collateralized mortgage-backed securities and corporate bonds — notably in the financials sector — aided

4	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Balanced Fund

overall performance. In general, lower quality investments outperformed those with higher credit ratings, so the Fund’s positions in BBB rated securities and a small allocation to high-yield bonds paid off, as did an underweight in the Treasury market. Because of the overall rise in interest rates, the Fund’s decision to keep the duration of the portfolio shorter than its Barclays benchmark created a slight performance advantage. Duration is a measure of interest rate sensitivity.

Looking Ahead

We are mindful that the Fed has signaled its intention to taper its monthly bond purchases beginning in 2014. Even though we currently expect that the Fed will move in a deliberate manner, its actions could make the financial markets more volatile going forward. At present, we are optimistic about the prospects for corporate earnings, so we currently intend to keep the balance of the portfolio tilted toward the equity side. In the fixed-income portion of the portfolio, we currently intend to maintain a slightly shorter duration than the benchmark, while also underweighting Treasury securities and emphasizing higher-yielding sectors of the market.

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non Agency	0.9
Commercial Mortgage-Backed Securities — Agency	3.7
Commercial Mortgage-Backed Securities — Non-Agency	1.5
Common Stocks	62.8
Consumer Discretionary	8.5
Consumer Staples	6.3
Energy	5.8
Financials	10.7
Health Care	7.6
Industrials	7.4
Information Technology	13.2
Materials	1.6
Telecommunication Services	1.7
Corporate Bonds & Notes	9.7
Foreign Government Obligations	0.6
Inflation-Indexed Bonds	0.6
Money Market Funds	6.6
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	9.9
Residential Mortgage-Backed Securities — Non-Agency	0.5
Senior Loans	0.1
U.S. Treasury Obligations	3.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2013	5

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Diversified Bond Fund

Performance Summary

>	Columbia Variable Portfolio — Diversified Bond Fund (the Fund) Class 3 shares returned -2.39% for the 12-month period through December 31, 2013.

>	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% over the same period.

>	The Fund’s performance shortfall was the result of ground lost during the first half of the year as a result of disadvantageous yield curve positioning.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-2.25	6.87	4.34
Class 2*	05/03/10	-2.44	6.66	4.17
Class 3	10/13/81	-2.39	6.78	4.30
Barclays U.S. Aggregate Bond Index		-2.02	4.44	4.55

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

6	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	7

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Diversified Bond Fund

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Agency	2.8
Asset-Backed Securities — Non-Agency	8.5
Commercial Mortgage-Backed Securities — Non-Agency	7.4
Corporate Bonds & Notes	44.7
Foreign Government Obligations	1.0
Money Market Funds	5.5
Municipal Bonds	1.0
Preferred Debt	2.6
Residential Mortgage-Backed Securities — Agency	15.0
Residential Mortgage-Backed Securities — Non-Agency	3.9
Senior Loans	0.9
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	6.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

For the 12-month period that ended December 31, 2013, the Fund’s class 3 shares returned -2.39%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% for the same time period. The Fund lost ground to its benchmark during the sharp bond market reversal of the second quarter. Positions in corporate bonds and other non-Treasury sectors aided performance relative to the benchmark.

A Challenging Environment for Fixed Income

Fixed-income markets had a difficult time in 2013. Yields began the year at extremely low levels, the result of the Federal Reserve’s (the Fed’s) long-standing policy to keep short-term rates near zero in order to boost an economy rendered fragile by the financial crisis of 2008 and the severe recession that followed it. The market was fairly quiet during the first quarter of the year, but rates surged beginning in May, when Fed Chairman Ben Bernanke signaled that the Fed would soon begin to taper its program of monthly bond purchases, known as “quantitative easing.” The economy did in fact improve in the key areas of jobs and housing, with modest but positive growth in gross domestic product. However, the Fed took no further action until December, when it announced that it would reduce its monthly purchases from $85 billion to $75 billion beginning in January 2014. During the period between May and December, the yield on 10-year Treasuries had risen from a low of 1.63% to just over 3% at year end. Investment grade bond prices declined for all but the very shortest maturity ranges, and current yields were not nearly high enough to make up the difference. As a result, most fixed-income returns finished the period in negative territory.

Managing Within an Adverse Market

The Fund’s relative performance for the period was influenced by several specific factors. On the negative side, the Fund held an overweight position in the 10-year segment of the market at the time of Fed chairman Bernanke’s watershed announcement about tapering, and 10-year bonds turned out to be hit especially hard by the ensuing spike in rates. Another, though less significant, negative came from the Fund’s consistent underweight position in agency mortgages, which outperformed for the year as a whole.

On a more positive note, the Fund was aided by its position in high-yield securities. With the equity markets turning in an exceptional performance, and with corporate balance sheets improving and default risks declining, the timing was right to trade interest-rate risk for credit risk. The high-yield sector was by far the best-performing area of the bond market, finishing the year with a solid positive total return. More generally, securities with lower credit ratings outperformed higher rated issues, so the Fund was rewarded for owning corporate bonds that were lower in the capital structure of the issuers, notably in the financial and utilities sectors. The Fund also carried a slightly shorter duration than the benchmark; given the steady rise in rates, this positioning aided relative performance. (Duration is a measure of interest rate sensitivity.)

During the 12-month period, the Fund made two tactical shifts to its asset allocations. During the third quarter, reacting to opportunities created by changes in overseas regulations, the Fund purchased some “Tier 1” debt among leading European bank issuers such as Lloyds and Barclays. The Fund also reduced its holdings in collateralized mortgage-backed securities and transitioned those assets

8	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Diversified Bond Fund

into SBA (Small Business Administration) loans. These shifts did not meaningfully affect near-term performance, but they raised the overall credit quality of the portfolio.

Looking Ahead

Although the portfolio still carries overweight positions in a variety of non-Treasury sectors, we currently believe that the yield advantage enjoyed by these sectors versus Treasury securities is measurably less than what it was a year ago. By improving the Fund’s credit profile over the past six months, we have sought to make the portfolio less vulnerable should yield spreads widen. Elsewhere on the risk-management front, although we are not making specific interest-rate forecasts for the year ahead, we have kept the Fund’s duration slightly shorter than the benchmark on the grounds that an increase in tapering by the Fed raises the likelihood of an uptick in rates.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	20.1
AA rating	3.3
A rating	7.8
BBB rating	15.7
BB rating	19.6
B rating	19.8
CCC rating	8.6
CC rating	0.0	(a)
Not rated	5.1
Total	100.0

(a)	Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013	9

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Emerging Markets Fund

Performance Summary

>	Columbia Variable Portfolio — Emerging Markets Fund (the Fund) Class 3 shares returned -1.80% for the 12 months that ended December 31, 2013.

>	In a weak environment for emerging market stocks, the Fund held up better than its benchmark, the MSCI Emerging Markets Index (Net), which returned -2.60% for the same time period.

>	Stock selection in information technology aided performance, while investments in the financials sector detracted from relative results.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.59	14.42	10.80
Class 2*	05/03/10	-1.87	14.16	10.62
Class 3	05/01/00	-1.80	14.29	10.74
MSCI Emerging Markets Index (Net)		-2.60	14.79	11.17

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

10	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	11

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Emerging Markets Fund

Portfolio Management

Dara White, CFA

Robert Cameron

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Top Ten Holdings (%) (at December 31, 2013)
Samsung Electronics Co., Ltd.	3.7
Grupo Financiero Banorte SAB de CV, Class O	1.8
Sands China Ltd.	1.7
Naspers Ltd., Class N	1.7
Tencent Holdings Ltd.	1.7
Metropolitan Bank & Trust Co.	1.3
Credicorp Ltd.	1.3
AmBev SA ADR	1.3
SK Telecom Co., Ltd.	1.3
NAVER Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2013, Columbia Variable Portfolio — Emerging Markets Portfolio Class 3 shares returned -1.80%. In a weak environment for emerging stock markets, the Fund held up better than its benchmark, the MSCI Emerging Markets Index (Net), which returned -2.60% for the same time period. Stock selection and an overweight relative to the benchmark in information technology helped performance, as did the Fund’s exposure to Russia and China. Investments in the financials and consumer staples sector held back results, as did an overweight in the Indonesian market.

Developing Economies Felt Impact of Rising Interest Rates

While 2013 saw robust stock rallies in most developed nations, emerging market equities produced lackluster results for the year despite generating solid results in the early months. Stock prices in developing nations pulled back in the late spring and early summer after U.S. Federal Reserve (Fed) Chairman Ben Bernanke suggested the central bank might begin withdrawing some of its monetary stimulus. That possibility was enough to send market interest rates higher around the globe, which had a direct impact on capital flows in many emerging markets, in particular, in countries with high foreign participation in the local debt markets. The effects were felt most keenly in nations such as India and Indonesia with large current account deficits. In addition to interest-rate concerns, developing economies heavily dependent on sales of materials to other markets were hurt by weakening demand from China and other emerging markets, where growth trends slowed. These factors aside, many companies in emerging markets were still able to take advantage of growth opportunities in local economies or global trends in areas such as the information technology and consumer discretionary sectors.

Contributors and Detractors

The Fund’s overweight position and stock selection information technology helped performance, including Tencent (social media and mobile internet) and Vipshop (online fashion retail) in China, NAVER Corp (gaming) in South Korea, QIWI (payment processing) in Russia and HCL Technologies (IT engineering outsourcing) in India. In China, the Fund benefited from investments in Macau casino operators Sands China and Galaxy Entertainment Group. Also in China, natural gas distribution company ENN Energy Holdings outperformed as China encouraged use of natural gas over coal to reduce pollution problems. The Russian supermarket and convenience store operator Magnit also aided performance, as did Panama-based Copa Holdings. The Fund also benefited from an underweight in the poor-performing materials sector.

The Fund’s exposure to financial companies in countries with large current account deficits detracted from results as interest rates rose in the United States. In particular, institutions in Brazil, India, Indonesia, South Africa and Turkey were affected. The Fund’s overweight in the Indonesian equity market also held back relative performance, as investors reacted to the changed interest-rate environment.

Looking Ahead

While emerging markets enter 2014 with low expectations, we currently think they have the potential to do well if we see another year of strong gains in developed markets. Emerging markets stocks have been trading at significant discounts to stocks in more developed markets, and we presently think the long-term trends that

12	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Emerging Markets Fund

favor emerging market investments remain intact. Going forward, we intend to maintain our focus on finding stocks of quality companies benefitting from improving economic and demographic conditions in domestic economies. We also increased exposure to two export oriented countries, Taiwan and Korea, where we currently see strong domestic growth trends.

Country Breakdown (%) (at December 31, 2013)
Brazil	7.4
Canada	0.3
Chile	0.7
China	19.7
Czech Republic	0.4
Hong Kong	2.9
India	6.1
Indonesia	2.2
Italy	0.6
Malaysia	0.8
Mexico	5.6
Panama	1.1
Peru	1.8
Philippines	3.6
Poland	0.8
Russian Federation	6.6
South Africa	3.8
South Korea	14.7
Taiwan	10.3
Thailand	4.9
Turkey	1.1
United Kingdom	0.5
United States(a)	4.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Airlines	1.1
Auto Components	0.7
Automobiles	2.3
Beverages	1.8
Chemicals	2.0
Commercial Banks	13.5
Computers & Peripherals	0.6
Construction & Engineering	0.7
Construction Materials	1.8
Diversified Financial Services	1.5
Diversified Telecommunication Services	0.9
Electric Utilities	0.8

Annual Report 2013	13

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Summary of Investments in Securities by Industry (%) (at December 31, 2013) (continued)
Electrical Equipment	1.1
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	0.2
Food & Staples Retailing	3.6
Food Products	3.0
Gas Utilities	1.1
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	3.3
Household Durables	1.7
Independent Power Producers & Energy Traders	0.6
Industrial Conglomerates	1.0
Insurance	2.1
Internet & Catalog Retail	0.5
Internet Software & Services	6.4
IT Services	2.8
Leisure Equipment & Products	1.0
Life Sciences Tools & Services	0.7
Machinery	1.8
Media	2.0
Metals & Mining	2.0
Multiline Retail	1.0
Office Electronics	0.3
Oil, Gas & Consumable Fuels	6.4
Personal Products	0.4
Pharmaceuticals	1.8
Real Estate Management & Development	1.6
Road & Rail	0.1
Semiconductors & Semiconductor Equipment	10.2
Software	0.6
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	2.0
Trading Companies & Distributors	0.9
Transportation Infrastructure	0.6
Water Utilities	0.5
Wireless Telecommunication Services	3.4
Money Market Funds	3.5
Total	100.4

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

14	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Global Bond Fund

Performance Summary

>	Columbia Variable Portfolio — Global Bond Fund (the Fund) Class 3 shares returned -7.79% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned -2.60% for the same period.

>	Currency, duration and issue selection decisions detracted from the Fund’s relative results, while country selection, yield curve positioning and sector allocation contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-7.60	4.18	3.90
Class 2*	05/03/10	-7.83	3.97	3.72
Class 3	05/01/96	-7.79	4.07	3.85
Barclays Global Aggregate Bond Index		-2.60	3.91	4.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013	15

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Global Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

16	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Global Bond Fund

At December 31, 2013, approximately 65% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned -7.79%. The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned -2.60% for the same period. Currency, duration and issue selection decisions detracted from the Fund’s relative results, while country selection, yield curve positioning and sector allocation contributed positively.

Currency, Duration and Issue Selection Hampered Fund Results

On an absolute basis, the Fund was hurt during the annual period by a rise in bond yields in several key markets, especially in the United States, and by appreciation of the U.S. dollar. The U.S. dollar rose 3.81% on a trade-weighted basis in 2013. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. The Fund had approximately 50% of its net assets exposed to foreign currencies, on average, during the annual period. While lower than the corresponding weight in foreign currencies in the benchmark, the Fund’s exposure still hurt performance in absolute terms.

Relative to the benchmark, our active currency, duration and issue selection decisions hurt performance, while country selection, yield curve positioning and sector allocation decisions aided Fund performance. Currency positioning had the biggest negative impact on the Fund’s relative return, accounting for about 80% of its underperformance versus the benchmark. The Fund was hurt most by overweight positions in the Australian dollar, Norwegian krone and several emerging market currencies and by underweight positions in the euro and British pound. Gains on long positions in the New Zealand dollar, Turkish lira, Polish zloty and Canadian dollar only partly offset these losses. An overweight position in the U.K. government bond market and in several local currency emerging market bond markets detracted most from the Fund’s duration positioning results, while the Fund’s lack of exposure to the Euro-Asia peripheral bond markets, especially those of Italy and Spain, hampered the Fund’s issue selection. Among our sector allocation decisions, the Fund benefited most from its overweight allocation to U.S. corporate bonds, especially to below investment grade securities.

Shifting Market Conditions Drove Portfolio Changes

We made a number of changes to the portfolio during the annual period in reaction to shifting market conditions. For example, we reduced the interest rate exposure, or duration, of the portfolio during the first quarter when global economic growth showed signs of reaccelerating. This change, accomplished by reducing the Fund’s duration-weighted exposure to the global government bond sector, shortened the Fund’s duration relative to the benchmark. We added some duration back, or lengthened the Fund’s duration, in the third quarter, after a sharp rise in yields

Portfolio Management

Nicholas Pifer, CFA

Jim Cielinski

Matthew Cobon

Country Breakdown (%) (at December 31, 2013)
Argentina	0.2
Australia	0.9
Belgium	0.0	(a)
Bermuda	0.8
Brazil	2.9
Canada	4.6
Chile	0.0	(a)
Colombia	0.7
Denmark	0.7
El Salvador	0.1
Finland	2.6
France	1.3
Germany	6.8
Greece	0.0	(a)
Indonesia	1.9
Italy	0.0	(a)
Japan	6.6
Kazakhstan	0.1
Lithuania	0.9
Luxembourg	0.1
Malaysia	2.1
Mexico	1.6
Netherlands	2.3
New Zealand	1.2
Norway	2.3
Peru	0.1
Philippines	0.2
Poland	3.3
Qatar	0.2
Romania	0.6
Russian Federation	0.8
South Africa	0.5
South Korea	0.9
Supra-National	0.2
Sweden	1.0
Thailand	0.6
Turkey	0.9
United Kingdom	6.0
United States(b)	43.0
Uruguay	0.2

Annual Report 2013	17

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Global Bond Fund

Country Breakdown (%) (at December 31, 2013) (continued)
Venezuela	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	29.0
AA rating	18.5
A rating	15.0
BBB rating	30.1
Non-investment grade	6.1
Not rated	1.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

globally, by adding duration-weighted exposure to corporate bonds. We then shortened the Fund’s duration again in the fourth quarter on signs of accelerating global economic growth, trimming the Fund’s duration-weighted exposure to both investment grade corporate bonds and U.S. mortgage securities in the process. By the end of the annual period, valuations in these two sectors had become less compelling, in our view.

In currencies, we increased exposure to the U.S. dollar during the first half of the annual period on the view U.S. interest rates would normalize faster than in other major economies. However, we cut that U.S. dollar exposure during the second half of the annual period after the Federal Reserve (the Fed) shocked markets by opting not to taper its quantitative easing program as early as investors expected. We increased exposure to the euro and Scandinavian currencies during the annual period, but did so mostly by reducing exposure to other European currencies, notably the Swiss franc and British pound. In contrast, we reduced exposure to the Australian dollar, reflecting what we considered to be less favorable local fundamentals and the negative spill-over effects of more muted Chinese economic growth.

One of the bigger shifts we made was to increase the Fund’s exposure to a range of emerging market currencies in the middle of the annual period, after Fed comments about a near-term tapering of its quantitative easing program prompted a widespread sell-off in emerging market assets. In hindsight, we made this shift too soon and added too much exposure, underestimating the potential for a sustained reversal in capital flows to these countries.

Derivative Positions

The Fund used currency forwards and interest rate futures as a cost-effective way of implementing strategy shifts and alpha, or value-added, overlays. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e., to express market views in an effort to generate positive total return. During much of the annual period, the notional value of the Fund’s positions in interest rate futures and currency forwards was close to the net asset value of the Fund. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) These instruments had a meaningfully negative impact on the Fund’s performance during the annual period, but this was primarily the result of the detracting effect of our investment strategy overall rather than any reflection on the use of these derivative instruments themselves.

Looking Ahead

Many risk assets performed well in 2013, with big gains on developed country equities and lower-rated corporate bonds. However, emerging market assets had a terrible year, and currency movements in general proved challenging to predict. These disparate trends reflected the way sudden shifts in central bank policy worked their way through different markets.

Looking forward, we currently expect the global economy to improve in the year ahead to a trend-like pace of growth or possibly even better. In line with this current view, we expect global government yields to rise further, but at a more moderate pace that what we saw in 2013 — for two reasons. First, longer-dated

18	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Global Bond Fund

yields in most major markets ended 2013 close to fair value, in our view. Second, measures of excess capacity remained large, especially in Europe, which has only just emerged from recession, and core inflation rates remained tame across the developed economies. In short, we believe it is too early at this time for the major central banks to get concerned about accelerating growth. Fed tapering notwithstanding, we currently believe key policy rates in the major economies are likely to stay low for several years, and this may limit the extent to which global government yields rise from end-of-year levels.

In our present view, most of the fixed income spread, or non-government bond, sectors offered less value at the end of 2013 than they did one year prior, with the clear exception of emerging market bonds. The fundamental backdrop for both investment grade and below investment grade corporate bonds remained supportive. But credit metrics have likely peaked, and a strong rally in the fourth quarter of 2013 left corporate spreads, or yield differentials, versus government bonds inside their longer-term averages. Outside of emerging markets, where the better credit stories have room to rally, we presently do not see much scope for broad-based spread tightening in the year ahead. This suggests to us that spread sectors may outperform global government bonds again in 2014, but by a margin closer to their yield advantage. Stirring our outlook for government and non-government sectors together, we currently expect global investment grade bonds to generate positive but low single-digit returns in the year ahead, before currency effects are taken into account.

We remain positive on the medium-term outlook for the U.S. dollar, since we expect the U.S. currency to eventually benefit from a growing growth and policy divergence between the U.S. and the other major economies. This story is taking longer to play out than we once expected, but we still currently expect U.S. dollar strength to emerge over time and are presently biased toward playing the U.S. currency from the long side. Eventual U.S. dollar strength would act as a drag on returns in an unhedged strategy such as ours, and biasing our Fund positioning to favor the U.S. dollar is one way to help mitigate that effect.

We enter 2014 with an overweight Fund allocation to emerging market currencies. We realize the heightened volatility in these currencies poses a risk, a risk we will monitor carefully, but we currently believe investors have turned excessively pessimistic about the emerging markets as a group. Excessive inflows in search of yield set the sector up for a correction, but the severity of that correction left investors broadly soured on countries with quite divergent fundamentals. In our view, emerging markets are more of a “stock picker’s” market now, rather than a uniformly positive or negative story. We are focusing in the Fund on countries with what we believe to be attractive yields relative to those risks.

As always, we intend to constantly monitor the market for changing conditions and to adjust the Fund’s positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Annual Report 2013	19

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance Summary

>	Columbia Variable Portfolio — Large Core Quantitative Fund (the Fund) Class 3 shares returned 33.65% for the 12-month period that ended December 31, 2013.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% over the same period.

>	Security selection, most notably in the industrials, consumer staples, financials and health care sectors, were the primary drivers of the Fund’s performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	33.78	18.58	6.11
Class 2*	05/03/10	33.48	18.32	5.90
Class 3	10/13/81	33.65	18.47	6.06
S&P 500 Index		32.39	17.94	7.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

20	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	21

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Large Core Quantitative Fund

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Top Ten Holdings (%) (at December 31, 2013)
Apple, Inc.	4.2
Microsoft Corp.	3.0
Pfizer, Inc.	2.9
JPMorgan Chase & Co.	2.8
MasterCard, Inc., Class A	2.6
Oracle Corp.	2.6
Comcast Corp., Class A	2.4
Home Depot, Inc. (The)	2.4
Boeing Co. (The)	2.3
Verizon Communications, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.0
Consumer Discretionary	12.0
Consumer Staples	10.0
Energy	10.1
Financials	15.5
Health Care	12.9
Industrials	11.1
Information Technology	17.6
Materials	3.5
Telecommunication Services	2.2
Utilities	3.1
Money Market Funds	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 33.65%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% for the same time period. Security selection, most notably in the industrials, consumer staples, financials and health care sectors, were the primary driver of the Fund’s performance advantage over the benchmark.

Growth Picks Up, Equity Markets Respond

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong for the rest of the year. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to increase liquidity in key markets. Riskier asset classes pulled back in July and August after it appeared that the Fed might reduce the pace of its monthly bond purchases, a program known as “quantitative easing.” However, when the Fed put off reducing its monthly bond purchases until January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally started again. For the year, U.S. equities had their highest returns since 1997, but U.S. bonds, in aggregate, had a slightly negative year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Significant Performance Factors

2013 was a good year for risk. Low or non-dividend paying stocks outperformed higher dividend payers by a wide margin. Higher beta stocks, as measured by their volatility relative to the broad market, outperformed lower beta stocks. Small-cap stocks outperformed large-cap stocks. And stocks with the greatest earnings variability outperformed those with low variability or stable earnings. In general, stocks with market characteristics that are generally considered “risk-on” performed better than stocks with “risk-off” characteristics.

Some of the market characteristics that dominated in 2013 were also good for the Fund, while others were not. The stock-ranking model that drives our security selection focuses on three factors: valuation, catalyst and quality. The 20% of S&P 500 Index stocks with the highest scores on our valuation measures outperformed the 20% of stocks with the lowest scores by more than 8 percentage points. The catalyst factor produced mixed results in 2013. Second quintile stocks (those that rank between the 21st and 40th percentile of our catalyst measure within the S&P 500 Index) performed well, but all other rankings performed negatively. Finally, given the market’s preference for stocks with riskier characteristics, the highest quality companies, which the Fund seeks to identify, underperformed lower quality companies by more than 10 percentage points during the period.

22	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Individual Contributors and Detractors

Security selection drove Fund performance. Within financials, Prudential Financial benefitted as interest rates started to rise mid-way through the year. Strong equity markets have been supportive of Prudential’s annuity and asset management businesses. MasterCard benefited from a strengthening economy and higher consumer spending. Within health care, Bristol-Myers Squibb rose strongly on positive news throughout the year about its melanoma drugs.

Security selection within the consumer discretionary sector, within the materials sector, and within the computer hardware industry detracted from results. VMware, a virtualization infrastructure solutions provider in the technology sector, moved lower as the company’s outlook was below expectations. In the energy sector, Diamond Offshore Drilling, a global offshore oil and gas driller, was hurt by an aging rig fleet, which has affected some of its contracts. Shares of Eli Lilly rose modestly for the year, but the company suffered a handful of setbacks with different drugs and compounds and lagged the benchmark return by a substantial margin.

The Fund uses S&P 500 Index futures to equitize its cash position. These derivatives had no material impact on Fund performance during the period.

Notable Portfolio Changes

During the year, our stock selection model led us to invest in Boeing, Emerson Electric, Goldman Sachs and Medtronic. We sold positions in Bristol-Myers Squibb, The TJX Companies, Aflac and Discovery Communications.

Looking Ahead

Our strategy focuses on stock selection within economic sectors, not on sector or market timing. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by our stock selection models, which we work to improve and enhance over time while we keep portfolio holdings focused on our three themes of valuation, catalyst and quality.

Annual Report 2013	23

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance Summary

>	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (the Fund) Class 3 shares returned -5.48% for the 12-month period that ended December 31, 2013.

>	The Fund slightly outperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned -5.51% for the same time period.

>	The Fund’s relative results can be attributed to a variety of tactical positioning, selection and allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	-5.37	4.20	3.85
Class 2*	05/03/10	-5.61	3.98	3.68
Class 3	09/13/04	-5.48	4.08	3.78
Barclays World Government Inflation-Linked Bond Index		-5.51	4.92	4.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

24	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance of a Hypothetical $10,000 Investment (September 13, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	25

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Portfolio Management

BlackRock Financial Management, Inc.

Brian Weinstein

Martin Hegarty

Country Breakdown (%) (at December 31, 2013)
Australia	1.2
Brazil	0.0	(a)
Canada	3.3
France	9.4
Germany	12.4
Greece	0.0	(a)
Italy	3.6
Japan	2.5
Mexico	1.5
New Zealand	0.4
Sweden	1.5
United Kingdom	23.5
United States(b)	40.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

At December 31, 2013, approximately 90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned -5.48%. The Fund modestly outperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned -5.51%. The Fund’s relative results can be attributed to a variety of tactical positioning, selection and allocation decisions.

Global Inflation Markets Outperformed U.S. TIPS Market

As economic data modestly improved from the onset of 2013, global markets were fixated on the tapering of the U.S. quantitative easing program. In the U.S., interest rates were pressured from early January, although fiscal negotiations in Washington D.C. and headline risk in Europe (Italy’s elections and Cyprus’ banking bailout) caused fixed income assets to rally from late February through April. European sovereign yields also rallied, despite the aforementioned developments, as early European bank repayment of the European Central Bank’s (ECB’s) three-year long-term refinancing operation loans signaled a significant improvement in eurozone balance sheets. U.K. yields maintained a strong bid to quality in the early part of the year, in line with that of the U.S. and Europe. While global inflation markets exhibited weakness throughout the first quarter — which persisted throughout 2013, the U.K. was an outlier, as a weaker sterling in large part fueled price pressures. As a result, the U.K.’s Monetary Policy Committee indicated its willingness to allow inflation to exceed its target for the near- to medium-term to counteract underlying weakness in its economy. In March 2013, Japanese Prime Minister Abe exhibited his commitment to spurring higher inflation by nominating Haruhiko Kuroda as the new governor of the Bank of Japan (BoJ), whose bias for aggressive stimulus helped to depreciate the yen significantly.

The tone for the global fixed income markets changed dramatically in May 2013 when U.S. Federal Reserve (Fed) Chair Bernanke alluded to the possibility of beginning to taper its asset purchases before year end, a possibility reasserted at the Fed’s June meeting. In Europe, the ECB responded to price weakness and struggling economic growth in May by cutting its benchmark rate 25 basis points to 0.50%. (A basis point is 1/100th of a percentage point.) ECB President Draghi expressed readiness to move deposit rates into negative territory if warranted. In the U.K., economic data began to accelerate during the second quarter, boosting investor sentiment and leading markets to price out further expansion of Bank of England asset purchases. In April, BoJ Governor Kuroda announced changes in Japan’s monetary policy framework to demonstrate the BoJ’s commitment to spur reflation by announcing a target inflation rate of 2% within two years. Against this backdrop, first quarter Japan Gross Domestic Product (GDP) was revised upward from 3.5% to 4.1%, supporting the BoJ’s improved outlook for economic growth.

At the start of the third quarter, global inflation markets reversed their sharp underperformance in part due to support from global central banks. As the quarter

26	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

progressed, performance of inflation-linked bonds became more mixed, in part guided by investor aversion to owning duration ahead of the September Fed decision. Through mid-September, markets were adjusting to a Fed expected to commence winding down its asset purchase program, but its “no taper” decision in mid-September and the withdrawal of Larry Summers from consideration for the next Fed Chair caught investors off guard. In Europe, economic data continued to push European government bond yields higher. U.K. economic data maintained a trend of strength, evident in both its housing and manufacturing segments.

Not surprisingly, central bank policy action continued to dominate price action across inflation markets during the fourth quarter. Rates were volatile, as investors digested the juxtaposing forces of strong economic data, dovish language from the Fed and the possibility of tapering. In December, the Fed finally announced it would reduce its asset purchase program by $10 billion per month beginning in January 2014. Despite the announcement, the Fed’s statement acknowledged it was “monitoring inflation developments carefully for evidence that inflation will move back toward its objective over the medium term,” without instituting an explicit lower unemployment rate or inflation floor. In Europe, the major news of the quarter was the rate cut of 25 basis points to 0.25% announced by the ECB in November. Markets were taken by surprise on the ECB’s announcement, as this action, combined with improving growth in peripheral European economies, contributed to continued peripheral spread compression (narrowing of yield differentials).

For the annual period overall, the global inflation-linked market outperformed the U.S. Treasury inflation protected securities (TIPS) market, as U.S. TIPS showed greater sensitivity to Fed policy. While yields in the U.K. gilt market also rose as monetary policy began to reverse course, European inflation markets were supported by the ECB’s accommodative stance. Excluding the U.K., longer duration assets tended to underperform the rest of the yield curve across global markets given the duration fears that persisted.

Positioning, Selection and Allocation Impacted Performance

Several tactical positioning, selection and allocation decisions impacted the Fund’s relative performance during the annual period. The first was real yield curve positioning. Through most of the year, the Fund was underweight real rates in the five-year and 10-year segments of the TIPS curve. (Real yields are yields that have been adjusted to remove the effects of inflation. The real yield of an investment is calculated as the amount by which the nominal rate is higher than the inflation rate.) The Fund benefited from this positioning, especially in May and June when Fed tapering fears and weak inflation data significantly pressured the TIPS market. While the Fund was underweight breakeven rates through June, the significant re-pricing of real rates afforded the Fund attractive entry points to express a more constructive view on TIPS. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)

TIPS security selection contributed positively to the Fund’s performance. Since June, the Fund was overweight breakeven rates. However, the Fund held an underweight to off-the-run TIPS versus on-the-run TIPS, favoring the most

Quality Breakdown (%) (at December 31, 2013)
AAA rating	57.8
AA rating	36.4
A rating	0.5
BBB rating	5.3
Non-investment grade	0.0	(a)
Total	100.0

(a)	Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013	27

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

recently-issued TIPS across the curve. The Fund had held this position since the beginning of 2013, as we believed the changing regulatory environment, which resulted in less dealer inventory, would continue to pressure off-the-run issues during market sell-offs. This positioning was additive to performance during the year, as TIPS outflows did indeed hurt off-the-run issues. (On-the-run issues are the most recently issued bond or note of a particular maturity. Off-the-run TIPS refers to TIPS issued before the most recently issued bond or note of a particular maturity and are still outstanding.)

Throughout the year, the Fund held an overweighted allocation to 30-year breakevens and, at times, held a breakeven steepening position — meaning long positions in 30-year breakevens and short positions in 10-year breakevens. This steepening positioning was particularly additive to Fund results when intermediate real yields repriced significantly in May and June.

Exposure to Italian real rates contributed positively to the Fund’s results. As the European sovereign debt crisis has mended and tail risk has been largely removed, there was significant spread compression, or a narrowing of yield differentials, between peripheral and core issues.

Foreign currency exposure boosted the Fund’s relative performance. Of particular note, the Fund’s short position in the Australian dollar versus the Norwegian krone benefited from fears regarding China’s pace of economic growth during the second quarter and from the Reserve Bank of Australia’s decision to reduce interest rates to an all-time low of 2.5%.

Nominal curve positioning was another contributing factor. In December, the Fund’s nominal positioning benefited performance, as we strategically adjusted the Fund’s nominal curve positioning flatter and held short nominal exposure in advance of the Fed’s meeting. This boosted performance because the Fed’s taper announcement led the intermediate segment of the curve to underperform, while rates drifted higher.

Finally, the Fund’s duration positioning added value. During the annual period, we were biased to a short duration versus the benchmark, and interest rates rose. Duration was an especially significant contributor during the May/June sell-off and again in December, when we were able to take advantage of changing market perceptions of the Fed’s reaction function. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

There were no significant detractors from relative results during the annual period.

Shifts in Market Conditions Drove Portfolio Changes

Given the sell-off prompted by Fed Chair Bernanke’s May and June comments, we shifted the Fund from an underweight to the intermediate segment of the real curve to a more neutral stance. As a result, we moved from a structural underweight to real rates in the Fund to an overweight bias. We maintained an overweight to 30-year TIPS throughout.

Weakening European inflation readings, sustained growth weakness, falling interbank liquidity and currency strength in Europe led us to believe that monetary policy in the U.S. and eurozone will diverge going forward. We have expressed this view since September, prompted in large part by the decelerating run rate of inflation. More specifically, we expressed this view through a Eurodollar short position versus Euribor contracts, U.S. TIPS short versus German inflation-linked bonds, and an Italian real rate allocation.

28	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The surge in U.K. economic growth relative to continental Europe led us to establish a long forward France/Italy position versus short U.K. forward rates. We believe that should growth in the U.K. continue to outpace that of Europe, European sovereign bonds in the long forward real rate space may well be better bid. We increased this position in the second half of 2013, as U.K. economic data exhibited positive momentum and gave us conviction that this growth trajectory would be sustainable going forward.

We complemented the Fund’s real rate positioning by trading foreign currency positions throughout the year as well.

At the end of the annual period, the Fund was approximately 94% invested in government inflation-linked bonds, with the remainder in cash equivalents. The Fund had a modestly longer duration overall than the benchmark at the end of the annual period.

Derivative Positions

During the annual period, we used currency forwards and options to shift foreign currency exposure back to U.S. dollars and to express active views on currency pairs. We used interest rate and inflation swaps to attain desired breakeven inflation exposure and to express and hedge views on nominal interest rate curves. We used interest rate futures and options to manage the duration and yield curve exposure of the Fund relative to that of the benchmark, to manage exposure to movements in interest rates and isolate perceived mispricing across the nominal curve and to express active views on non-U.S. dollar valuations and form breakeven positions.

Looking Ahead

At the end of the annual period, we positioned the Fund’s U.S. portfolio based on three structural themes or viewpoints. First, if U.S. data continues to improve, we believe the Fed may be hard-pressed to convince the market that forward guidance will remain effective indefinitely. Second, if the Fed is effective in anchoring short- to medium-term rates, we believe longer-term inflation expectations may drift higher and greater inflation premium should be priced in the market. Third, we believe long forward real rates remain a favored expression, offering attractive convexity in a modestly growing economy. (Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes. Convexity is used as a risk-management tool and helps to measure and manage the amount of market risk to which a portfolio of bonds is exposed.)

Based on these views, the Fund remained short U.S. duration at the end of the annual period, while favoring an overweight exposure to 30-year real rates expressed outright and on a breakeven basis. While the run-rate of inflation continues on its modest trajectory, the market appeared to be pricing in that the improving domestic economic condition and Fed policy commitment may lead inflation to approach the Fed’s medium-term target by 2018-2019. We currently share this conviction and are closely watching for signs of labor market improvement to drive long-term wage inflation. Despite the recent improvement in data, we continue to favor owning European real rates versus the U.S. given the current trajectory of European monetary policy relative to that of the U.S. As Europe maintains sluggish growth and weak inflation, we believe the ECB will be biased to accommodate going forward. We have expressed this view by owning

Annual Report 2013	29

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 2014 Euribor contracts versus Eurodollars and 2-5 year German inflation linked bonds versus 2-5 year U.S. TIPS.

Within our foreign currency exchange strategy, we remained most constructive at the end of the annual period on the Fund’s short euro and Japanese yen positions versus the U.S. dollar, based on our view that central bank policy may continue to diverge. We also maintained short Australian dollar versus Norwegian krone and short Swiss franc versus euro positions.

Given these investment themes, we expect the Fund to perform well should the eurozone take further accommodative action, while the Fed continues to dial down accommodation. Conversely, if the eurozone improves dramatically in the near term, it is possible that these policy divergence trades may cause the Fund to lag.

In a modest U.S. economic growth environment, we believe long-term yields do not currently have much room to move higher and would be well-supported in a significant increase from the liability-driven investment community. Therefore, in this type of environment, we would expect the Fund’s long forward real rate bias to support its performance. In a breakout growth scenario, the Fund presently remains long breakevens, well positioned, we believe, to benefit in the case of rising inflation expectations.

30	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Partners Small Cap Value Fund

Performance Summary

>	Variable Portfolio — Partners Small Cap Value Fund (the Fund) Class 3 shares returned 34.80% for the 12-month period that ended December 31, 2013.

>	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 34.52% over the same period.

>	The Fund’s outperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	35.04	20.09	9.51
Class 2*	05/03/10	34.67	19.84	9.35
Class 3	08/14/01	34.80	19.96	9.45
Russell 2000 Value Index		34.52	17.64	8.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013	31

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Partners Small Cap Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

32	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Partners Small Cap Value Fund

The Fund is managed by five independent money management firms. As of December 31, 2013, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 25%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 18%; Denver Investment Advisors LLC (Denver) managed approximately 19%; River Road Asset Management, LLC (River Road) managed approximately 20% and Turner Investment, L.P. (Turner) managed approximately 18% of the Fund’s assets.

At December 31, 2013, approximately 89% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 34.80%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 34.52% over the same period. The Fund’s outperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Equity Markets Delivered Robust Gains

The equity markets concluded a robust 2013 with virtually a significant number of global equity indices — save those of the emerging markets — posting strong gains for the annual period. The S&P 500 Index, representing the U.S. equity market, posted its best results since 1997. Small-cap U.S. stocks similarly surged in 2013, capping one of the best annual performances on record. For all of the noise in 2013 — the U.S. government shutdown, quantitative easing tapering fears, the threat of military action in Syria, and Cyprus seeking a bailout — equity markets showed tremendous resiliency. In face of such macro concerns, investors chose to focus on the prospects of a growing global economy led by the U.S. The surge was also fueled by unprecedented liquidity, low inflation and an emerging belief that the Federal Reserve (the Fed) would exit its quantitative easing program in an orderly fashion. U.S. corporate earnings rose for a fourth consecutive year to a record $109 per share for S&P 500 companies, according to S&P Capital IQ. From a style perspective, value stocks trailed growth stocks across the capitalization spectrum, with the largest differential within the small-cap arena. Additionally, stocks with the lowest or no dividend yields outperformed their higher dividend yielding counterparts.

Selection and Allocation Decisions Generated Mostly Positive Results

Barrow Hanley: Our portion of the Fund significantly outperformed the benchmark during the annual period, due primarily to individual stock selection and sizable overweights in the consumer discretionary, industrials and materials sectors. Stock selection and a material underweight in financials added value as well. Lack of participation in utilities, which was the second weakest sector in the benchmark during the annual period, further boosted our portion of the Fund’s

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure

John Harloe

Denver Investment Advisors LLC

Troy Dayton

Mark Adelmann

Derek Anguilm

Liza Ramirez

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg

River Road Asset Management, LLC

James Shircliff

R. Andrew Beck

J. Justin Akin

Turner Investments, L.P.

David Kovacs

Top Ten Holdings (%) (at December 31, 2013)
JetBlue Airways Corp.	1.7
Granite Real Estate Investment Trust	1.5
AerCap Holdings NV	1.4
Montpelier Re Holdings Ltd.	1.3
PolyOne Corp.	1.2
Resolute Forest Products, Inc.	1.1
Plexus Corp.	1.1
American Axle & Manufacturing Holdings, Inc.	1.1
HealthSouth Corp.	1.0
City National Corp.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013	33

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	89.8
Consumer Discretionary	13.1
Consumer Staples	1.5
Energy	6.4
Financials	21.1
Health Care	6.0
Industrials	18.6
Information Technology	13.5
Materials	7.3
Telecommunication Services	0.5
Utilities	1.8
Limited Partnerships	0.1
Money Market Funds	10.1
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

relative results. There was only one area of meaningful detriment to our portion of the Fund’s relative results during the annual period — namely, stock selection within the information technology sector, which detracted. However, this was partially offset by being prudently overweight in the strongly performing sector. The only other sector that did not produce relative advantage versus the benchmark was consumer staples, where our portion of the Fund’s absence was a modest detractor.

The top three individual contributors to our portion of the Fund’s results during the annual period were specialized polymers and resins producer PolyOne, home appliance manufacturer Whirlpool and recreation and gaming manufacturer Brunswick. The biggest detractors were semiconductor products manufacturer Diodes International, semiconductor solutions manufacturer Fairchild Semiconductor International and consumer goods rental company Aaron’s.

Donald Smith: Our portion of the Fund generated double-digit positive absolute returns but underperformed the benchmark during the annual period. Hurting most was our portion of the Fund’s sizable cash position, as it served as a depressant to results in a strongly rising equity market. Individual detractors from performance were precious metals stocks AuRico Gold and Coeur Mining, whose shares fell significantly, reflecting the declines in underlying gold and silver prices.

Positive contributors to performance included several airline/aircraft leasing companies — AerCap Holdings, Aircastle, JetBlue and Southwest Airlines. Semiconductor device manufacturer Micron Technology saw its shares post robust triple-digit gains during the annual period, making it the greatest individual contributor to our portion of the Fund’s results. Other winners for our portion of the Fund during the annual period included several insurance companies, including American National Insurance, Horace Mann Educators and Platinum Underwriters Holdings.

Denver: Our portion of the Fund outperformed the benchmark during the annual period, due primarily to effective stock selection. Sector allocation contributed positively as well. Such outperformance was particularly impressive, in our view, given the number of headwinds working against our investment approach. For example, during 2013, high beta stocks outperformed, highly leveraged companies outperformed, the smallest capitalization stocks outperformed and non-dividend-paying stocks outperformed. We maintained our focus on cash generative, dividend-paying companies, which continued to lead us to higher quality companies that tend not to be highly leveraged.

More specifically, our portion of the Fund was helped most by effective stock selection in the energy sector and among interest rate-sensitive stocks. Both stock selection and an overweighted position in the health care sector, which outpaced the benchmark during the annual period, also contributed positively. Only partially offsetting these positive contributors was the detracting impact of weaker stock selection in the consumer cyclical, commercial services and basic materials industries. Having an underweighted allocation to the strongly performing consumer cyclical industry also hurt.

The strongest individual contributors to our portion of the Fund’s relative results during the annual period were American Equity Investment Life, West Pharmaceutical Services and Questcor Pharmaceuticals. The biggest individual disappointments in our portion of the Fund were Cash America International, Stage Stores and Hatteras Financial. We sold our portion of the Fund’s position in Hatteras Financial by the end of the year.

34	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

River Road: Our portion of the Fund underperformed the benchmark during the annual period. Our portion of the Fund actually benefited from two major themes during 2013, including the underperformance of bond-like equities, such as real estate investment trusts (REITs) and utilities, and a record level of merger and acquisition activity. However, high beta stocks dominated in 2013. It is highly unusual to see high beta leadership four years into a recovery, particularly when profit growth is weak and forward expectations are declining. Also, from a quality perspective, low quality stocks generally outperformed higher quality stocks. Both of these factors were major headwinds given our portion of the Fund’s low volatility, high quality composition. That said, we were pleased with our portion of the Fund’s performance and believe our performance profile was, given key market themes, in line with our low volatility, absolute value investment approach.

More specifically, stock selection within the materials, industrials and health care sectors detracted most from our portion of the Fund’s results relative to the benchmark. Such detractors were only partially offset by the positive contribution made by effective stock selection in information technology. Having an underweighted allocation to utilities, which lagged the benchmark during the annual period, and having an overweighted allocation to consumer staples, which outpaced the benchmark during the annual period, also boosted our portion of the Fund’s results.

The individual stocks that detracted most from our portion of the Fund’s relative results were Tower Group International, Pan American Silver and Intrepid Potash, each of which saw their share price decline during the annual period. We eliminated our positions in Tower Group International and Pan American Silver and trimmed our position in Intrepid Potash.

Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were Motorcar Parts of America, Mac-Gray and WMS Industries, each of which provided positive absolute returns during the annual period. Mac-Gray is the second largest laundry room operator for apartment buildings and university housing in the U.S. In October 2013, the company agreed to be acquired by its largest competitor, CSC Serviceworks, at a premium to the previous day’s closing price and well above our assessed absolute value. We eliminated the position in the fourth quarter. Slot machine manufacturer WMS Industries announced an agreement at the end of January 2013 to be acquired by Scientific Games at a premium to its previous day’s closing price. We exited the position shortly after the announcement.

Turner: Our portion of the Fund produced a strong absolute return but underperformed the benchmark on a relative basis during the annual period. Relative underperformance was primarily a result of stock selection from the quantitative investment process we employ.

When compared to the benchmark, security selection detracted most from our portion of the Fund’s results in the health care, energy and producer durables market segments. In health care, stock selection was weakest in the medical specialties and medical/nursing services industries. In energy, underperformance was concentrated in the oil and gas production and electronic components industries. In producer durables, relative results were hampered most by poor results within the aerospace and defense and electrical products industries.

Partially offsetting these detractors was effective security selection in the materials and processing, financial services and utilities market segments. In materials and

Annual Report 2013	35

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

processing, stock selection was strongest in the precious metals and industrial specialties industries. In financial services, performance was driven by security selection in the finance/rental/leasing industry. In utilities, security selection in the electric utilities industry was most successful.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. That said, we are cognizant of the business models these companies have and of their respective performance drivers. With this in mind, the three stocks that detracted most from relative results were Goodrich Petroleum, an oil and natural gas producer; First Marblehead, which provides outsourcing services to financial and educational institutions for education loan programs; and Ellie Mae, a provider of automation software for the mortgage industry. Our portion of the Fund’s positions in First Marblehead and Ellie Mae were sold by the end of the annual period. The three stocks that contributed most to relative performance during the annual period were SunEdison, a developer of semiconductor and solar technology; AMR, a provider of scheduled passenger, freight and mail services; and Saia, a transportation company providing a wide range of less-than-truckload, non-asset truckload, expedited and logistics services. Our portion of the Fund’s position in Saia was sold by the end of the annual period.

Purchases and Sales Drove Portfolio Changes

Barrow Hanley: Our portion of the Fund is built entirely on individual stock selection and is agnostic to market timing. During the annual period, we initiated positions in Diodes International, Scotts Miracle-Grow and Photronics. Among the stocks we sold during the annual period were Berry Petroleum, Korn/Ferry International, Cabela’s and Aaron’s. There were no significant shifts in sector allocation within our portion of the Fund during the annual period.

Donald Smith: We sold a number of holdings from our portion of the Fund, most with gains. These included Aircastle, EPL Oil & Gas, Idacorp, Ingram Micro, NRG Energy, PNM Resources, Southwest Airlines and Validus Holdings. We initiated new Fund positions in aircraft leasing company AerCap Holdings; two silver companies, Coeur Mining and Pan American Silver; a shipper of refined oil and chemical products Ardmore Shipping; and the second largest worldwide distributor of technology products Tech Data. On average, these companies’ stocks were purchased at discounts to tangible book value and low price/earnings multiples based on normalized earnings.

At year-end 2013, our portion of the Fund’s portfolio sold at 91% of tangible book value. This compares favorably with the benchmark at 264% of tangible book value at December 31, 2013. We are pleased that we have been able to maintain the price/tangible book value ratio of our portion of the Fund at a reasonable level below 100%, despite the 154% cumulative appreciation achieved since the beginning of 2009. Our portion of the Fund was most heavily weighted in the airlines/aircraft leaving, insurance and technology industries at the end of the annual period.

Denver: Among the newly-initiated positions in our portion of the Fund during the annual period was footwear retailer Brown Shoe. We purchased its stock in February 2013, as we looked for improvement in margins tied to several management initiatives, including closing underperforming stores, better inventory controls and enhancing product mix. Brown Shoe was a strong performer since we purchased it for our portion of the Fund, reporting better than expected sales and

36	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

earnings. We initiated a position during the summer in energy refining and marketing company Western Refining, as we recognized its attractive competitive positioning with access to the Permian crude and premium markets. We felt this was a good opportunity to take advantage of the near-term Brent-West Texas Intermediate crude pricing compression, one we feel will likely unwind over the next 12 months. More recently, we purchased G&K Services, a uniform and textile products supplier, as we saw operational efficiencies driving margin expansion and growing profitability.

In addition to the sale of Hatteras Financial, already mentioned, we exited our portion of the Fund’s position in Bob Evans Farms, as the stock had reached our price target.

While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to energy, consumer cyclicals and capital goods increased relative to the benchmark during the annual period, and exposure to the basic materials, real estate investment trust (REIT) and technology/telecommunications segments of the market decreased relative to the benchmark. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the energy, medical/health care, consumer cyclicals and consumer staples segments of the benchmark. On December 31, 2013, our portion of the Fund was underweight relative to the benchmark in the technology/telecommunications, REIT, interest rate-sensitive, utilities, basic materials and transportation segments of the benchmark and was rather neutrally weighted compared to the benchmark in the capital goods and commercial services segments of the market.

River Road: Among the more significant purchases made during 2013 in our portion of the Fund were Heartland Payment Systems and Air Methods. Heartland Payment Systems is one of the largest providers of bankcard payment processing services to U.S. merchants and an integral player in the payment processing cycle. At the time of purchase, the company offered what we considered to be an attractive risk/reward profile, as it was trading at a significant discount to its industry peers and to private transaction multiples. Air Methods is the largest provider of air medical transport services in the U.S. with a fleet of more than 400 helicopters. After a long period of strong execution and steady cash flow growth, the company ran into a confluence of factors in early 2013 that resulted in a big quarterly miss and an uncertain outlook. As the stock sold off, we established a position in the company, as we believed most of the factors that caused the quarterly miss were cyclical and exacerbated by a recent acquisition. Our analysis concluded these trends would normalize and eventually turn positive with the help of an improving economy and the upcoming implementation of the Affordable Health Care Act. Indeed, in the next two quarters, the company reported a dramatic improvement in payer mix and pricing, and its shares responded accordingly. We eliminated the position shortly before year-end, as it had reached our assessed absolute value.

In addition to those sales already mentioned, we eliminated our portion of the Fund’s position in Harris Teeter Supermarkets during the annual period.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in materials and energy increased during the annual period, and sector weightings in financials and consumer staples decreased. At the end of the annual period, our portion of the

Annual Report 2013	37

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Fund remained most overweighted relative to the benchmark in consumer discretionary and health care and was most underweighted relative to the benchmark in financials and utilities.

Turner: As our portion of the Fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not based on individual stock fundamentals. Also, the portfolio is managed sector neutral to the benchmark. We do not seek to overweight or underweight individual sectors, and sector weightings will closely resemble the sector weightings of the benchmark. All that said, our portion of the Fund’s exposures to utilities and technology relative to the benchmark increased during the annual period, and its exposures to financial services and materials and processing relative to the benchmark decreased during the annual period. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the technology, health care, consumer discretionary and materials and processing segments of the benchmark. On December 31, 2013, our portion of the Fund was underweight relative to the benchmark in the financial services and utilities segments of the benchmark and was rather neutrally weighted compared to the benchmark in the energy, consumer staples and producer durables segments of the market.

Looking Ahead

Barrow Hanley: Going forward, we are optimistic and continue to see value amongst our target population of low expectation small-cap stocks. In our current view, the economy is still functioning at well below optimal levels, with plenty of latent upside. At this time, we believe investors overall remain underweight equities and remain largely unaware of small-cap stocks, despite their performance over the last several years. Our history, as well as the weight of the evidence, leads us to conclude that the future is bright, though, as always, not likely to be without volatility.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. That said, the substantial increase in the U.S. equity market since its bottom in 2009 has made it more difficult to find stocks that meet our strict valuation criteria. One of the few areas where we believe we may find value is in precious metals stocks, where the average company saw a more than 50% stock price decline in 2013. The companies we purchased during the annual period are all geographically well located and have what we consider to be superior balance sheets that help ensure survivability even in a sustained low precious metal pricing environment. These companies also have positive free cash flow at end-of-year prices. It is possible that we could increase our portion of the Fund’s holdings in this group if the stocks weaken further; at year-end, precious metals companies comprised a bit more than 5% of the portfolio.

Denver: Going forward, we intend to maintain our focus on seeking attractively valued, dividend-paying small-cap stocks through bottom-up stock research. We expect to seek cash generative companies where management is looking to reward shareholders through growing dividends, as well as paying down debt and buying back stock. We believe this will be even more important in 2014 than it has been over the past few years, as valuations have become stretched, in our view. Another factor impacting the importance of our approach is the fact that Fed tapering of its asset purchases officially begins in January 2014. In recent years, the market has been led by lower quality, high beta, non-dividend paying stocks, as investors felt the Fed would “back-stop” any potential market declines with quantitative easing.

38	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

With this crutch being slowly pulled away, we expect greater emphasis on strong company fundamentals, including one or more specific catalysts that may unlock the intrinsic value we expect in each of our portion of the Fund’s holdings. We intend to stay disciplined to our approach.

River Road: We intend to stay focused going forward on high quality companies that we believe can not only survive but also perhaps thrive during a period of modest economic growth.

Turner: In managing our portion of the Fund, we believe consistent outperformance relative to the benchmark may best be achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

Annual Report 2013	39

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Sit Dividend Growth Fund

Performance Summary

>	Variable Portfolio — Sit Dividend Growth Fund (the Fund) Class 3 shares returned 28.40% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the S&P 500 Index, which rose 32.39% over the same period.

>

While the Fund generated strong double-digit absolute gains, its underperformance of the benchmark can be attributed to its bias toward high quality, dividend paying stocks during a period when higher beta, non-dividend paying stocks led the U.S. equity market higher.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	28.48	15.07	4.54
Class 2*	05/03/10	28.26	14.90	4.44
Class 3	05/01/06	28.40	14.97	4.48
S&P 500 Index		32.39	17.94	6.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

40	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Sit Dividend Growth Fund

Performance of a Hypothetical $10,000 Investment (May 1, 2006 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Sit Dividend Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	41

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Sit Dividend Growth Fund

Portfolio Management

Sit Investment Associates, Inc.

Roger Sit

Kent Johnson

Michael Stellmacher

Top Ten Holdings (%) (at December 31, 2013)
Chevron Corp.	3.3
Johnson & Johnson	3.1
JPMorgan Chase & Co.	2.3
Microsoft Corp.	2.3
PepsiCo, Inc.	2.1
Honeywell International, Inc.	2.1
Verizon Communications, Inc.	2.1
Covidien PLC	1.9
Pfizer, Inc.	1.9
Procter & Gamble Co. (The)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	96.8
Consumer Discretionary	7.9
Consumer Staples	9.1
Energy	11.6
Financials	16.9
Health Care	16.0
Industrials	14.2
Information Technology	13.6
Materials	2.2
Telecommunication Services	3.3
Utilities	2.0
Money Market Funds	1.9
Mutual Fund	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2013, approximately 96% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 28.40%. The Fund underperformed its benchmark, the S&P 500 Index, which rose 32.39% over the same period. While the Fund generated strong double-digit absolute gains, its underperformance of the benchmark can be attributed to its bias toward high quality, dividend paying stocks during a period when higher beta, non-dividend paying stocks led the U.S. equity market higher.

Equity Markets Delivered Strong Returns in 2013

Equity markets delivered strong returns in 2013, as they continued to benefit significantly from ongoing quantitative easing and other accommodative monetary policies from the U.S. Federal Reserve and the world’s central banks. The benchmark’s annual return was its strongest since 1997. For the full year 2013, it was a “risk on” environment, within which growth stocks outperformed value stocks, small-cap stocks outperformed large-cap stocks, cyclical stocks outperformed defensive stocks, and stocks with no or low dividend yield outperformed higher yielding stocks. Indeed, non-dividend paying stocks within the benchmark returned 46.5% versus 30.6% for dividend paying stocks.

Focus on Dividend-Paying Stocks Hampered Results

The Fund invests in high quality, dividend paying stocks. As equity market leadership was in the higher beta, non-dividend paying stocks through most of 2013, the Fund lagged the benchmark for the annual period. From a sector perspective, the Fund’s underperformance can be attributed primarily to stock selection in the consumer discretionary, health care and information technology sectors. In consumer discretionary, the Fund’s position in the poorly-performing luxury retailer Coach and not owning non-dividend paying stocks Amazon.com and priceline.com, which performed well, detracted most. In health care, the Fund’s position in medical equipment manufacturer Baxter International and not owning non-dividend paying stocks Gilead Sciences, Celgene and Biogen Idec hurt most. In information technology, having positions in International Business Machines (IBM) and Broadcom and not owning non-dividend paying stock Google detracted most.

Overall, the largest individual stock detractors on a relative basis were telecommunications carrier Rogers Communications, information technology services firm IBM and oil and gas pipeline company Kinder Morgan. Each of these stocks posted positive returns but lagged the benchmark for the annual period. Having a modest position in cash during a period when the equity market rallied also detracted.

On the positive side, stock selection in financials and utilities proved effective. Having an underweighted allocation to utilities, which lagged the benchmark during the annual period, also contributed positively to relative results. Individual

42	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Sit Dividend Growth Fund

securities that contributed most to the Fund’s results included asset manager Waddell & Reed Financial, semiconductor manufacturer Avago Technologies, pharmaceuticals company Bristol-Myers Squibb, media entertainment content producer Viacom and health care supply distributor McKesson. Having an underweighted position in information technology giant Apple also helped, as Apple underperformed the benchmark during 2013.

Bottom-Up Process Drove Portfolio Changes

Portfolio turnover was modest during the annual period. New names added to the Fund’s portfolio included Robert Half International, Time Warner, Suncor Energy, Arthur J. Gallagher, W.W. Grainger, State Street, Discover Financial Services, Eaton, MetLife, Macy’s, Goldman Sachs Group, Syngenta and XL Group. Stocks sold from the Fund’s portfolio included Broadcom, Coach, Deere, M&T Bank, Partner Re, UGI, Stanley Black & Decker, Tupperware Brands, General Mills, Royal Dutch Shell, Travelers Companies, Wells Fargo, General Electric and Target.

Based on these bottom-up decisions, the Fund’s allocations relative to the benchmark in consumer discretionary, energy and information technology decreased and its relative exposure to the financials, health care and industrials sectors increased during the annual period. As of December 31, 2013, the Fund was overweighted relative to the benchmark in the energy, health care and industrials sectors and was underweighted versus the benchmark in the consumer discretionary, information technology, materials, utilities and consumer staples sectors.

Looking Ahead

At this time, we expect the global economy to grow at a modest 2% to 3% rate in 2014. It appeared at the end of the annual period that developed economies were seeing signs of a gradual pick up, while developing economies were seeing a moderation in growth. With the tapering of quantitative easing in 2014, we believe we are moving into a stock picker’s market and away from what has been a prolonged period of high sector and stock correlation. In our view, equity valuations were attractive at the end of the annual period, but traction in the strength of the economy remained uncertain as to how much of the equity market’s strength was due to abundant quantitative easing versus anticipation of near-term improving fundamentals. Amidst such conditions, we believe fundamental analysis is important, as we seek the healthiest and best positioned companies with strong earnings growth potential.

We intend to continue to emphasize high quality, dividend paying growth stocks and to remain well diversified. Importantly, while the Fund has participated in the market upside, we believe it is also adequately positioned to outperform in down markets when volatility eventually returns to the equity markets.

Annual Report 2013	43

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Victory Established Value Fund

Performance Summary

>	Variable Portfolio — Victory Established Value Fund (the Fund) Class 3 shares returned 35.87% for the 12-month period that ended December 31, 2013.

>	The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 33.46% over the same period.

>	The Fund’s outperformance of the benchmark can be attributed to a combination of sector allocation and stock selection decisions.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	36.02	19.99	8.30
Class 2*	05/03/10	35.66	19.74	8.11
Class 3	02/04/04	35.87	19.90	8.26
Russell Midcap Value Index		33.46	21.16	10.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

44	Annual Report 2013

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Victory Established Value Fund

Performance of a Hypothetical $10,000 Investment (February 4, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Victory Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	45

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Victory Established Value Fund

Portfolio Management

Victory Capital Management, Inc.

Gary Miller

Jeffrey Graff, CFA

Gregory Conners

James Albers, CFA

Michael Rodarte, CFA

Top Ten Holdings (%) (at December 31, 2013)
Johnson Controls, Inc.	2.1
Jones Lang LaSalle, Inc.	2.1
TE Connectivity Ltd.	2.1
CareFusion Corp.	2.0
Avery Dennison Corp.	1.9
Marriott International, Inc., Class A	1.9
Patterson Companies, Inc.	1.9
Becton Dickinson and Co.	1.9
Markel Corp.	1.9
Helmerich & Payne, Inc.	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.2
Consumer Discretionary	18.1
Consumer Staples	1.4
Energy	5.9
Financials	21.7
Health Care	5.6
Industrials	16.9
Information Technology	15.6
Materials	8.3
Utilities	4.7
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2013, approximately 97% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 35.87%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 33.46% over the same period. The Fund’s outperformance of the benchmark can be attributed to a combination of sector allocation and stock selection decisions.

U.S. Equity Markets Rallied on Improved Economic Data

The U.S. equity markets rallied into the end of 2013 with economic data signaling ongoing improvement in the U.S. economy. The release of a strong third quarter Gross Domestic Product (GDP) report was encouraging — particularly following the resolution of the partial federal government shutdown, eliminating an overhang on consumer confidence as well as on the markets. Consequently, the December 2013 announcement that the Federal Reserve (the Fed) would begin tapering its monthly asset purchases by $10 billion beginning in January 2014 was well received. The announcement removed seven months of uncertainty surrounding Fed policy and was viewed as a vote of confidence in the strength of the underlying economy. Industrial and manufacturing production data released in December 2013 was solid, as was housing data. Indeed, the National Association of Home Builder housing market index ended the calendar year hitting a new high.

In terms of capitalization, large-cap stocks had the lowest full-year returns, albeit still posting robust double-digit gains. Conversely, small-cap stocks generated the highest full-year returns. Mid-cap stocks posted the second-strongest gains for the year. From a style perspective, growth stocks outperformed value stocks for 2013 overall. (All as measured by Russell Investments indices.) Within the mid-cap value universe, health care and telecommunication services stocks performed best for the annual period. Utilities stocks were the biggest laggards for the annual period, as rising interest rates and improving economic growth prospects lessened their appeal to investors. The materials sector also underperformed the benchmark, as commodities prices generally fell.

Sector Allocation and Stock Selection Boosted Fund Performance

The Fund outperformed the benchmark during the annual period due to a combination of sector allocation and stock selection decisions. Sector allocation decisions in six of the nine sectors where the Fund had exposure contributed favorably to relative results. More specifically, underweighted allocations to utilities and financials helped most, as each of these sectors trailed the benchmark during the annual period as interest rates rose during the second half of the year. The Fund’s overweighted allocations to the information technology and consumer discretionary sectors, which each outpaced the benchmark during the annual period, were also advantageous.

46	Annual Report 2013

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

Stock selection overall added further value to results, with the Fund’s selections outperforming those of the benchmark in five of the nine sectors where it maintained exposure. Stock selection in financials, utilities and energy helped most. In financials, an underweighting of real estate investment trusts and an overweight to insurance companies proved to be a positive combination. Stock selection in the capital markets and bank segments added value as well. In utilities, a broad basket of the Fund’s holdings handily outpaced the benchmark during 2013. In energy, stock picks in the oil and gas and in the equipment and services industries generated strong relative gains.

The sectors that delivered the weakest relative contribution to the Fund’s return were information technology, health care and consumer discretionary. Stock selection in information technology and consumer discretionary detracted, more than offsetting the positive contributions from the overweights to each sector. In health care, both an underweighted allocation to the strongly performing sector and stock selection within the sector weighed on overall results.

From an individual security perspective, the Fund benefited most relative to the benchmark from positions in oil and gas exploration and production company Cimarex Energy, automotive systems and building controls supplier Johnson Controls and payment and data processor Broadridge Financial Solutions. Another strong contributor to the Fund’s results of note was Tyson Foods, the Fund’s only position in the consumer staples sector.

Detracting most from the Fund’s results relative to the benchmark were positions in specialty apparel retailer Abercrombie & Fitch (position eliminated), engineering and construction services company McDermott International (position eliminated) and semiconductor device developer Broadcom (position eliminated).

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Jones Lang LaSalle. As one of two large global commercial leasing and brokerage firms, we believe the company is poised to benefit from improved leasing turnover and commercial real estate sales as economic conditions improve. We see the company as being on the front end of a multi-year improvement in its markets, although its shares were priced at the time of purchase as though earnings were near peak levels.

We established a Fund position in the shares of KLA-Tencor, the leading supplier of process diagnostics control (PDC) tools for semiconductor manufacturers. We believe the company stands to benefit as Intel and Taiwan Semiconductor Manufacturing have both committed to increase capital expenditures in 2014 to producer smaller, thinner chips, which will require more spending on PDC, where approximately 50% of dollars spent are expected to go to KLA-Tencor.

We sold the Fund’s position in Applied Materials, as the stock had appreciated significantly and was at our fair value estimate and thus no longer represented a compelling risk/reward opportunity, in our view. Additionally, the company was facing headwinds with semiconductor capital expenditures being pushed out to 2014. We eliminated the Fund’s position in Zimmer Holdings, as pricing pressures and a lack of recovery in procedures countered our investment thesis for the company. We saw what we believed to be more attractive opportunities elsewhere.

Driven by our bottom-up investment process, the Fund’s exposures to the consumer discretionary and industrials sectors increased during the annual period.

Annual Report 2013	47

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

The Fund’s allocations to health care and materials decreased, as several positions were sold and the proceeds allocated to other sectors with more compelling valuation characteristics. As of December 31, 2013, the Fund had overweighted positions relative to the benchmark in the consumer discretionary, industrials, information technology and materials sectors. On the same date, the Fund had underweighted allocations compared to the benchmark to the consumer staples, energy, financials, health care and utilities sectors. The Fund had no exposure to the telecommunication services sector at the end of 2013.

Looking Ahead

Given the prospects for some fading of the fiscal drag on growth in the U.S. due to a retrenchment in government spending, we believe U.S. economic growth should be on solid footing as we enter 2014. In our view, this should persist despite the announcement by the Fed in December of its plan to begin reducing the amount of asset purchases going forward, which will likely lead to gradually rising interest rates. In many respects, the announcement eliminated some level of uncertainty for investors. The muted reaction by the markets to the announcement suggested the decision had largely been discounted by investors in advance. Certainly, the pace and trajectory of interest rates will continue to be a key factor in determining the speed of economic growth as well as of the valuation of the stock market. Furthermore, should economic growth persist or gain momentum in coming quarters, risks could rise, as the policy backdrop transitions from tapering to tightening.

Global economic growth also appears to be on the mend, as demonstrated by an uptick in global Purchasing Managers Index data as well as on improving financial conditions in Europe. In our view, China is likely to remain a wildcard, as its government continues to tighten credit to slow speculative real estate investment while also attempting to rebalance its economic growth.

Following such a strong run in equity prices over the past two years, it is not surprising that valuations have appreciated meaningfully for stocks. So, while valuations broadly across the equity universe have been set higher, we currently believe that there continues to be stocks within our investment universe that offer compelling risk and reward profiles. Given that the strongest performing areas of the market during the annual period were found in more domestic-oriented sectors, along with many companies with lower quality fundamental attributes, we believe there continues to be compelling total return opportunities for active managers, even if broad-based market returns flatten out somewhat going forward. Moreover, we believe equities currently remain attractive relative to other asset classes, as the alternatives to stocks seem less than appealing given where bond yields currently reside amidst historically low interest rates.

48	Annual Report 2013

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of a Fund during the period. The actual and hypothetical information in each table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using a Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in a Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Balanced Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 3	1,000.00	1,000.00	1,115.20	1,020.69	5.07	4.84	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	49

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Diversified Bond Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.00	1,022.63	2.86	2.89	0.56
Class 2	1,000.00	1,000.00	1,001.00	1,021.35	4.13	4.17	0.81
Class 3	1,000.00	1,000.00	1,001.00	1,021.96	3.52	3.55	0.69

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Columbia Variable Portfolio – Emerging Markets Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.70	1,019.11	6.59	6.43	1.25
Class 2	1,000.00	1,000.00	1,066.90	1,017.84	7.90	7.71	1.50
Class 3	1,000.00	1,000.00	1,067.00	1,018.45	7.27	7.10	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Global Bond Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	990.70	1,021.76	3.70	3.76	0.73
Class 2	1,000.00	1,000.00	989.70	1,020.49	4.97	5.05	0.98
Class 3	1,000.00	1,000.00	989.70	1,021.10	4.36	4.43	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

50	Annual Report 2013

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Large Core Quantitative Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,180.80	1,021.50	4.33	4.02	0.78
Class 2	1,000.00	1,000.00	1,179.50	1,020.23	5.72	5.30	1.03
Class 3	1,000.00	1,000.00	1,180.50	1,020.84	5.06	4.69	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	989.10	1,022.63	2.84	2.89	0.56
Class 2	1,000.00	1,000.00	987.80	1,021.35	4.10	4.17	0.81
Class 3	1,000.00	1,000.00	987.90	1,021.96	3.49	3.55	0.69

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Partners Small Cap Value Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,167.60	1,021.00	4.86	4.53	0.88
Class 2	1,000.00	1,000.00	1,165.80	1,019.72	6.24	5.82	1.13
Class 3	1,000.00	1,000.00	1,166.80	1,020.33	5.58	5.20	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	51

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – Sit Dividend Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,133.40	1,021.56	4.19	3.97	0.77
Class 2	1,000.00	1,000.00	1,132.70	1,020.28	5.54	5.25	1.02
Class 3	1,000.00	1,000.00	1,133.20	1,020.89	4.89	4.63	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Victory Established Value Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,193.90	1,020.94	4.98	4.58	0.89
Class 2	1,000.00	1,000.00	1,192.40	1,019.67	6.37	5.87	1.14
Class 3	1,000.00	1,000.00	1,193.80	1,020.28	5.70	5.25	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

52	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 64.3%
Issuer	Shares	Value ($)
Consumer Discretionary 8.7%
Auto Components 0.6%

Delphi Automotive PLC	94,805	5,700,625

Automobiles 0.7%

General Motors Co.(a)	163,372	6,677,014

Hotels, Restaurants & Leisure 1.5%

ARAMARK Holdings Corp.(a)	136,498	3,578,978

Wynn Resorts Ltd.	32,031	6,220,740

Yum! Brands, Inc.	52,105	3,939,659

Total		13,739,377

Media 3.7%

Comcast Corp., Class A	220,137	11,439,419

DIRECTV(a)	99,320	6,862,019

Discovery Communications, Inc., Class A(a)	63,276	5,721,416

Viacom, Inc., Class B	127,884	11,169,388

Total		35,192,242

Specialty Retail 1.9%

Dick’s Sporting Goods, Inc.	71,595	4,159,669

Lowe’s Companies, Inc.	114,569	5,676,894

Tiffany & Co.	55,155	5,117,281

Ulta Salon Cosmetics & Fragrance, Inc.(a)	33,835	3,265,754

Total		18,219,598

Textiles, Apparel & Luxury Goods 0.3%

lululemon athletica, Inc.(a)	55,185	3,257,571

Total Consumer Discretionary		82,786,427

Consumer Staples 6.5%
Beverages 2.0%

Diageo PLC, ADR	52,954	7,012,169

PepsiCo, Inc.	137,765	11,426,229

Total		18,438,398

Food & Staples Retailing 1.6%

CVS Caremark Corp.	147,070	10,525,800

Walgreen Co.	88,025	5,056,156

Total		15,581,956

Household Products 1.1%

Procter & Gamble Co. (The)	126,555	10,302,843

Tobacco 1.8%

Philip Morris International, Inc.	197,388	17,198,416

Total Consumer Staples		61,521,613

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.0%
Energy Equipment & Services 1.5%

Cameron International Corp.(a)	118,205	7,036,744

Halliburton Co.	131,894	6,693,620

Total		13,730,364

Oil, Gas & Consumable Fuels 4.5%

Canadian Natural Resources Ltd.	173,255	5,862,949

Chevron Corp.	115,951	14,483,439

ConocoPhillips	57,114	4,035,104

Exxon Mobil Corp.	61,483	6,222,080

Kinder Morgan, Inc.	151,035	5,437,260

Newfield Exploration Co.(a)	88,625	2,182,834

Noble Energy, Inc.	69,204	4,713,485

Total		42,937,151

Total Energy		56,667,515

Financials 10.8%
Capital Markets 2.2%

BlackRock, Inc.	23,446	7,419,956

Invesco Ltd.	121,761	4,432,100

Morgan Stanley	71,509	2,242,522

State Street Corp.	88,962	6,528,921

Total		20,623,499

Commercial Banks 0.9%

Wells Fargo & Co.	193,581	8,788,577

Diversified Financial Services 6.3%

Bank of America Corp.	465,950	7,254,841

Berkshire Hathaway, Inc., Class B(a)	103,057	12,218,438

Citigroup, Inc.	410,353	21,383,495

JPMorgan Chase & Co.	327,370	19,144,598

Total		60,001,372

Insurance 1.0%

Aon PLC	112,366	9,426,384

Real Estate Management & Development 0.4%

Realogy Holdings Corp.(a)	76,335	3,776,293

Total Financials		102,616,125

Health Care 7.8%
Biotechnology 0.3%

Celgene Corp.(a)	18,255	3,084,365

Health Care Equipment & Supplies 2.1%

Abbott Laboratories	189,550	7,265,452

Baxter International, Inc.	35,724	2,484,604

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	53

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Covidien PLC	153,673	10,465,131

Total		20,215,187

Health Care Providers & Services 2.5%

Cardinal Health, Inc.	192,351	12,850,970

CIGNA Corp.	56,670	4,957,491

Express Scripts Holding Co.(a)	85,732	6,021,816

Total		23,830,277

Pharmaceuticals 2.9%

Johnson & Johnson	139,806	12,804,832

Pfizer, Inc.	279,029	8,546,658

Salix Pharmaceuticals Ltd.(a)	63,845	5,742,219

Total		27,093,709

Total Health Care		74,223,538

Industrials 7.6%
Aerospace & Defense 2.4%

Honeywell International, Inc.	135,426	12,373,874

United Technologies Corp.	92,954	10,578,165

Total		22,952,039

Air Freight & Logistics 0.7%

FedEx Corp.	42,405	6,096,567

Commercial Services & Supplies 0.8%

Tyco International Ltd.	192,959	7,919,037

Electrical Equipment 1.2%

Eaton Corp. PLC	145,152	11,048,970

Industrial Conglomerates 1.7%

General Electric Co.	559,828	15,691,979

Professional Services 0.8%

Nielsen Holdings NV	173,070	7,942,182

Total Industrials		71,650,774

Information Technology 13.4%
Communications Equipment 1.8%

Cisco Systems, Inc.	368,035	8,262,386

QUALCOMM, Inc.	123,798	9,192,001

Total		17,454,387

Computers & Peripherals 3.4%

Apple, Inc.	37,911	21,272,241

EMC Corp.	319,759	8,041,939

Hewlett-Packard Co.	113,213	3,167,700

Total		32,481,880

Internet Software & Services 2.9%

Baidu, Inc., ADR(a)	17,305	3,078,214

Common Stocks (continued)
Issuer	Shares	Value ($)
eBay, Inc.(a)	29,235	1,604,709

Equinix, Inc.(a)	24,120	4,280,094

Google, Inc., Class A(a)	16,769	18,793,186

Total		27,756,203

IT Services 1.9%

International Business Machines Corp.	53,379	10,012,299

MasterCard, Inc., Class A	9,936	8,301,131

Total		18,313,430

Semiconductors & Semiconductor Equipment 1.0%

Broadcom Corp., Class A	195,080	5,784,122

Skyworks Solutions, Inc.(a)	113,467	3,240,617

Total		9,024,739

Software 2.4%

Electronic Arts, Inc.(a)	79,663	1,827,469

Intuit, Inc.	117,920	8,999,654

Microsoft Corp.	246,113	9,212,010

Nuance Communications, Inc.(a)	166,095	2,524,644

Total		22,563,777

Total Information Technology		127,594,416

Materials 1.7%
Chemicals 1.2%

Celanese Corp., Class A	78,595	4,347,089

Dow Chemical Co. (The)	163,612	7,264,373

Total		11,611,462

Metals & Mining 0.4%

Newmont Mining Corp.	137,585	3,168,583

Paper & Forest Products 0.1%

Louisiana-Pacific Corp.(a)	55,790	1,032,673

Total Materials		15,812,718

Telecommunication Services 1.8%
Diversified Telecommunication Services 1.4%

AT&T, Inc.	378,435	13,305,774

Wireless Telecommunication Services 0.4%

Vodafone Group PLC, ADR	88,838	3,492,222

Total Telecommunication Services		16,797,996

Total Common Stocks
(Cost: $476,192,055)		609,671,122

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes 9.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	71,000	66,030

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	23,000	24,840

L-3 Communications Corp.
02/15/21	4.950%	645,000	674,635

TransDigm, Inc.
10/15/20	5.500%	3,000	2,933
07/15/21	7.500%	20,000	21,500

Total			789,938

Automotive 0.1%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	15,000	15,413
03/15/21	6.250%	30,000	31,875

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	48,000	53,040

Delphi Corp.
05/15/21	6.125%	49,000	54,329

Ford Motor Credit Co. LLC Senior Unsecured
01/16/18	2.375%	975,000	984,711

General Motors Co. Senior Unsecured(b)
10/02/23	4.875%	34,000	34,425

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%	10,000	10,000

Schaeffler Finance BV Senior Secured(b)
05/15/21	4.750%	28,000	27,930

Visteon Corp.
04/15/19	6.750%	55,000	58,437

Total			1,270,160

Banking 1.9%
Ally Financial, Inc.
03/15/20	8.000%	91,000	109,086

BNP Paribas SA Senior Unsecured
08/20/18	2.700%	980,000	998,376

Bank of America Corp. Senior Unsecured
01/05/21	5.875%	1,195,000	1,373,516

Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	1,500,000	1,796,056

Branch Banking & Trust Co. Senior Unsecured(c)
12/01/16	0.667%	1,000,000	999,402

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Financial Corp. Senior Unsecured
06/15/23	3.500%	715,000	671,176

Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,245,000	1,440,825

Goldman Sachs Group, Inc. (The) Senior Unsecured
01/18/18	5.950%	1,190,000	1,352,956

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	960,000	1,066,991

ING Bank NV Senior Unsecured(b)(c)
09/25/15	1.886%	910,000	929,629

KeyCorp Senior Unsecured
03/24/21	5.100%	600,000	655,748

Merrill Lynch & Co., Inc. Senior Unsecured
04/25/18	6.875%	540,000	638,479

Morgan Stanley
04/01/18	6.625%	850,000	994,580

PNC Financial Services Group, Inc. (The) Senior Unsecured(c)
11/09/22	2.854%	1,075,000	994,196

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	89,000	100,125

The Royal Bank of Scotland PLC
08/24/20	5.625%	900,000	1,007,570

U.S. Bank Subordinated Notes(c)
04/29/20	3.778%	1,200,000	1,241,832

Wells Fargo & Co. Subordinated Notes
02/13/23	3.450%	1,460,000	1,380,335

Total			17,750,878

Brokerage —%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	24,000	25,770

Nuveen Investments, Inc.(b) Senior Unsecured
10/15/17	9.125%	11,000	11,000
10/15/20	9.500%	37,000	37,093

Total			73,863

Building Materials —%
Allegion US Holding Co., Inc.(b)
10/01/21	5.750%	42,000	43,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	55

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	43,000	43,107

Gibraltar Industries, Inc.
02/01/21	6.250%	13,000	13,358

HD Supply, Inc.
07/15/20	7.500%	31,000	33,403
Secured
04/15/20	11.000%	23,000	27,255

Nortek, Inc.
12/01/18	10.000%	8,000	8,830
04/15/21	8.500%	34,000	37,655

USG Corp.(b)
11/01/21	5.875%	10,000	10,425

Total			217,713

Chemicals 0.1%
Celanese U.S. Holdings LLC
06/15/21	5.875%	25,000	26,625

Dow Chemical Co. (The) Senior Unsecured
11/01/29	7.375%	475,000	610,429

Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	675,000	682,233

Huntsman International LLC
11/15/20	4.875%	20,000	19,700
03/15/21	8.625%	6,000	6,780

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	55,000	63,112

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	30,000	31,575
10/15/20	10.000%	9,000	9,428

PQ Corp. Secured(b)
05/01/18	8.750%	74,000	80,012

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(b)
05/01/21	7.375%	19,000	20,259

Total			1,550,153

Construction Machinery 0.1%
Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	13,000	13,813

Case New Holland, Inc.
12/01/17	7.875%	56,000	66,080

Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	675,000	642,036

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Columbus McKinnon Corp.
02/01/19	7.875%	49,000	52,798

H&E Equipment Services, Inc.
09/01/22	7.000%	6,000	6,540

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	59,000	62,097

United Rentals North America, Inc.
04/15/22	7.625%	49,000	54,451

Total			897,815

Consumer Cyclical Services —%
APX Group, Inc.
12/01/20	8.750%	35,000	35,700
Senior Secured
12/01/19	6.375%	37,000	37,555

APX Group, Inc.(b)
12/01/20	8.750%	18,000	18,315

Corrections Corp. of America
05/01/23	4.625%	27,000	25,448

Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.125%	22,000	23,320

Monitronics International, Inc.
04/01/20	9.125%	39,000	41,437

Total			181,775

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured(b)
11/01/17	7.750%	15,000	15,469

Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	525,000	492,112

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	21,000	22,680

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	30,000	32,550

Spectrum Brands Escrow Corp.(b)
11/15/20	6.375%	39,000	41,632

Springs Window Fashions LLC Senior Secured(b)
06/01/21	6.250%	36,000	36,315

Total			640,758

Diversified Manufacturing 0.1%
Gardner Denver, Inc. Senior Unsecured(b)
08/15/21	6.875%	34,000	33,915

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	34,000	36,040

United Technologies Corp. Senior Unsecured
06/01/22	3.100%	500,000	488,891

Total			558,846

Electric 0.8%
Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	525,000	502,713

CMS Energy Corp. Senior Unsecured
02/01/20	6.250%	715,000	822,667

Calpine Corp.(b)
Senior Secured
02/15/21	7.500%	17,000	18,615
01/15/22	6.000%	5,000	5,113

Commonwealth Edison Co. 1st Mortgage
09/15/17	6.150%	575,000	664,435

Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	660,000	739,368

FirstEnergy Corp. Senior Unsecured
03/15/23	4.250%	790,000	736,401

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	17,000	19,253

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	585,000	633,694

Nevada Power Co.
08/01/18	6.500%	550,000	655,267

PPL Capital Funding, Inc.
06/01/23	3.400%	1,050,000	977,017

Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	600,000	661,436

Progress Energy, Inc. Senior Unsecured
03/01/31	7.750%	500,000	643,878

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	675,000	699,355

Total			7,779,212

Entertainment 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	5,000	5,719

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Activision Blizzard, Inc.(b)
09/15/21	5.625%	82,001	84,870

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	34,000	33,575

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	357,161	357,161

Total			481,325

Environmental 0.1%
Waste Management, Inc.
03/11/19	7.375%	700,000	846,623

Food and Beverage 0.5%
ARAMARK Corp.(b)
03/15/20	5.750%	12,000	12,540

Bacardi Ltd.(b)
04/01/14	7.450%	150,000	152,504

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	810,000	759,685

Darling Escrow Corp. Senior Unsecured(b)(f)
01/15/22	5.375%	32,000	32,240

Diageo Capital PLC
04/29/23	2.625%	810,000	738,498

Heineken NV Senior Unsecured(b)
04/01/22	3.400%	530,000	517,452

Kraft Foods Group, Inc. Senior Unsecured
06/06/22	3.500%	550,000	536,027

PepsiCo, Inc. Senior Unsecured
03/05/22	2.750%	880,000	836,086

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	950,000	953,543

Total			4,538,575

Gaming —%
Boyd Gaming Corp.
07/01/20	9.000%	8,000	8,760

Caesars Entertainment Operating Co., Inc.
Senior Secured
02/15/20	8.500%	15,000	14,438
02/15/20	9.000%	42,000	40,845

MGM Resorts International
03/01/18	11.375%	37,000	46,990
10/01/20	6.750%	6,000	6,420
12/15/21	6.625%	25,000	26,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	57

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNK Finance Corp.(b)
08/01/21	6.375%	64,000	65,440

Penn National Gaming, Inc. Senior Unsecured(b)
11/01/21	5.875%	17,000	16,830

Seminole Tribe of Florida, Inc. Senior Secured(b)
10/01/20	6.535%	98,000	107,310

Seneca Gaming Corp.(b)
12/01/18	8.250%	51,000	54,825

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b)
06/01/21	6.375%	16,000	15,440

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	27,000	24,266

Total			428,001

Gas Distributors 0.1%
Sempra Energy Senior Unsecured
10/01/22	2.875%	525,000	483,381

Gas Pipelines 0.5%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	29,000	30,885
05/15/23	4.875%	47,000	45,355

Crestwood Midstream Partners LP/Corp.(b)
03/01/22	6.125%	15,000	15,375

El Paso LLC Senior Secured
09/15/20	6.500%	13,000	13,849

El Paso Pipeline Partners Operating Co. LLC
11/15/40	7.500%	525,000	629,792

Enterprise Products Operating LLC
02/01/41	5.950%	615,000	669,768

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	95,000	101,887

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	38,000	40,470
02/15/23	5.500%	59,000	59,442
07/15/23	4.500%	11,000	10,313

NiSource Finance Corp.
02/15/44	4.800%	595,000	536,848

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	55,000	58,300
04/15/23	5.500%	10,000	9,750

Sabine Pass Liquefaction LLC(b) Senior Secured
02/01/21	5.625%	40,000	39,100
03/15/22	6.250%	25,000	24,812

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	539,000	604,047

TransCanada PipeLines Ltd. Senior Unsecured(c)
06/30/16	0.927%	1,130,000	1,140,620

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	655,000	755,307

Total			4,785,920

Health Care 0.3%
Amsurg Corp.
11/30/20	5.625%	20,000	20,800

Biomet, Inc.
08/01/20	6.500%	55,000	57,750
10/01/20	6.500%	20,000	20,600

CHS/Community Health Systems, Inc.
11/15/19	8.000%	39,000	42,315

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	625,000	674,606

ConvaTec Finance International SA Senior Unsecured PIK(b)
01/15/19	8.250%	15,000	15,356

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	41,000	46,074

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	48,000	48,600

Emdeon, Inc.
12/31/19	11.000%	21,000	24,255

Express Scripts Holding Co.
11/15/21	4.750%	625,000	660,415

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	18,000	20,340

HCA, Inc.
02/15/22	7.500%	71,000	77,922

Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(b)
09/01/18	7.375%	5,000	5,188

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	12,000	12,750

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	30,000	34,500

LifePoint Hospitals, Inc.(b)
12/01/21	5.500%	22,000	22,220

MPH Intermediate Holding Co. 2 Senior Unsecured PIK(b)
08/01/18	8.375%	30,000	31,200

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McKesson Corp. Senior Unsecured
03/01/21	4.750%	600,000	635,578

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	18,000	20,160

STHI Holding Corp. Secured(b)
03/15/18	8.000%	29,000	31,030

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	41,000	40,180
Senior Unsecured
04/01/22	8.125%	39,000	42,023

Tenet Healthcare Corp.(b) Senior Secured
10/01/20	6.000%	20,000	20,950

United Surgical Partners International, Inc.
04/01/20	9.000%	25,000	28,000

Total			2,632,812

Healthcare Insurance 0.1%
Cigna Corp. Senior Unsecured
06/15/20	5.125%	619,000	686,562

Home Construction —%
Brookfield Residential Properties, Inc. /U.S. Corp.(b)
07/01/22	6.125%	17,000	17,085

Meritage Homes Corp.
03/01/18	4.500%	21,000	20,895
04/01/22	7.000%	6,000	6,345

Meritage Homes Corp.(b)
04/15/20	7.150%	11,000	11,880

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	18,000	19,935

Standard Pacific Corp.
12/15/21	6.250%	20,000	20,850

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	6,000	5,835

Woodside Homes Co. LLC / Finance, Inc. Senior Unsecured(b)
12/15/21	6.750%	18,000	18,045

Total			120,870

Independent Energy 0.6%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	675,000	751,994

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Resources Finance Corp.(b)
11/01/21	5.375%	20,000	20,200

Athlon Holdings LP/Finance Corp.(b)
04/15/21	7.375%	68,000	71,400

Aurora U.S.A. Oil & Gas, Inc.(b)
04/01/20	7.500%	52,000	53,560

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	37,000	40,052

Chesapeake Energy Corp.
08/15/20	6.625%	47,000	52,522
11/15/20	6.875%	16,000	18,080
02/15/21	6.125%	72,000	77,220
03/15/23	5.750%	39,000	40,170

Comstock Resources, Inc.
06/15/20	9.500%	51,000	57,120

Concho Resources, Inc.
01/15/21	7.000%	72,000	79,200
04/01/23	5.500%	18,000	18,540

Continental Resources, Inc.
10/01/19	8.250%	3,000	3,278
04/01/21	7.125%	22,000	24,943
09/15/22	5.000%	135,000	140,231
04/15/23	4.500%	770,000	780,587

Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	545,000	548,970

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	20,000	22,400

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	17,000	19,614

EnCana Corp. Senior Unsecured
11/15/21	3.900%	625,000	620,554

Halcon Resources Corp.(b)
07/15/20	9.750%	11,000	11,468

Kodiak Oil & Gas Corp.
01/15/21	5.500%	54,000	53,865
02/01/22	5.500%	70,000	69,650

Laredo Petroleum, Inc.
02/15/19	9.500%	76,000	84,930
05/01/22	7.375%	11,000	11,935

Oasis Petroleum, Inc.
02/01/19	7.250%	44,000	47,300
11/01/21	6.500%	82,000	87,740
01/15/23	6.875%	26,000	27,690

Oasis Petroleum, Inc.(b)
03/15/22	6.875%	14,000	14,840

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	22,000	23,595

Range Resources Corp.
06/01/21	5.750%	35,000	37,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	59

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
02/01/18	7.500%	590,000	698,988

Whiting Petroleum Corp.
10/01/18	6.500%	4,000	4,250
03/15/21	5.750%	48,000	49,680

Woodside Finance Ltd.(b)
05/10/21	4.600%	750,000	785,408

Total			5,449,074

Integrated Energy 0.1%
Cenovus Energy, Inc. Senior Unsecured
09/15/23	3.800%	850,000	828,651

Petro-Canada Senior Unsecured
05/15/18	6.050%	565,000	651,103

Total			1,479,754

Life Insurance 0.4%
American International Group, Inc. Senior Unsecured
02/15/24	4.125%	1,000,000	994,203

Five Corners Funding Trust(b)
11/15/23	4.419%	975,000	962,951

Hartford Financial Services Group, Inc. Senior Unsecured
03/30/20	5.500%	795,000	893,549

Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	510,000	656,449

Metropolitan Life Global Funding I Senior Secured(b)
04/11/22	3.875%	735,000	741,150

Total			4,248,302

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	26,094

Hilton Worldwide Finance/Corp.(b)
10/15/21	5.625%	52,000	53,950

Playa Resorts Holding BV Senior Unsecured(b)
08/15/20	8.000%	42,000	44,597

Total			124,641

Media Cable 0.2%
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	13,000	13,390
09/30/22	5.250%	34,000	31,747

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	38,000	43,415

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	19,000	21,233

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	43,000	44,075

DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	895,000	940,206

DISH DBS Corp.
09/01/19	7.875%	44,000	50,380
03/15/23	5.000%	31,000	28,907

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	27,000	26,123

Time Warner Cable, Inc.
02/01/20	5.000%	950,000	965,580

Videotron Ltd.
07/15/22	5.000%	27,000	26,392

WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	2,000	2,120

Total			2,193,568

Media Non-Cable 0.4%
21st Century Fox America, Inc.
03/15/33	6.550%	600,000	682,177

AMC Networks, Inc.
07/15/21	7.750%	32,000	36,080
12/15/22	4.750%	14,000	13,335

Clear Channel Communications, Inc.
Senior Secured
03/01/21	9.000%	63,000	63,630

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	50,000	52,562
11/15/22	6.500%	12,000	12,165
11/15/22	6.500%	38,000	38,807

Hughes Satellite Systems Corp.
06/15/21	7.625%	14,000	15,610

Intelsat Jackson Holdings SA
10/15/20	7.250%	40,000	43,750

Intelsat Luxembourg SA(b)
06/01/21	7.750%	21,000	22,523
06/01/23	8.125%	61,000	65,270

MDC Partners, Inc.(b)
04/01/20	6.750%	64,000	66,960

NBCUniversal Media LLC
04/01/41	5.950%	750,000	820,378

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	21,000	21,420

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance LLC/Co.
10/01/20	4.500%	74,000	71,965

Reed Elsevier Capital, Inc.
10/15/22	3.125%	700,000	647,328

TCM Sub LLC(b)
01/15/15	3.550%	650,000	668,363

Thomson Reuters Corp. Senior Unsecured
05/23/43	4.500%	550,000	465,569

Univision Communications, Inc.(b)
05/15/21	8.500%	32,000	35,360
Senior Secured
11/01/20	7.875%	20,000	22,100
09/15/22	6.750%	43,000	47,085
05/15/23	5.125%	20,000	19,975

Total			3,932,412

Metals 0.1%
Alpha Natural Resources, Inc.
04/15/18	9.750%	24,000	25,440
06/01/21	6.250%	7,000	5,985

ArcelorMittal Senior Unsecured
03/01/21	6.000%	61,000	64,660

Arch Coal, Inc.
06/15/19	9.875%	29,000	25,810
06/15/21	7.250%	3,000	2,295

Arch Coal, Inc.(b)
Secured
01/15/19	8.000%	37,000	36,907

CONSOL Energy, Inc.
03/01/21	6.375%	2,000	2,065

Calcipar SA Senior Secured(b)
05/01/18	6.875%	24,000	25,440

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	39,000	43,826

FQM Akubra, Inc.(b)
06/01/20	8.750%	47,000	50,995

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	27,000	27,270

Peabody Energy Corp.
11/15/18	6.000%	16,000	17,040
11/15/21	6.250%	15,000	15,150

Vale Overseas Ltd.
01/23/17	6.250%	640,000	709,848

Total			1,052,731

Non-Captive Consumer —%
Provident Funding Associates LP/PFG Finance Corp.(b)
06/15/21	6.750%	52,000	51,740

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
Senior Unsecured
10/01/21	7.750%	22,000	23,760
10/01/23	8.250%	16,000	17,360

Total			92,860

Non-Captive Diversified 0.3%
Air Lease Corp.
03/01/20	4.750%	53,000	55,054

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	17,000	18,232

CIT Group, Inc.(b)
Senior Secured
04/01/18	6.625%	79,000	88,875

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	2,100,000	2,287,841

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	80,000	93,600

Total			2,543,602

Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	93,000	99,278

Halliburton Co. Senior Unsecured
08/01/23	3.500%	1,000,000	969,373

Oil States International, Inc.
01/15/23	5.125%	26,000	29,315

Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	74,000	74,370

Weatherford International LLC
06/15/37	6.800%	725,000	783,564

Total			1,955,900

Other Industry —%
Interline Brands, Inc.
11/15/18	7.500%	39,000	41,340

Unifrax I LLC/Holding Co.(b)
02/15/19	7.500%	27,000	27,945

Total			69,285

Packaging —%
Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	8,000	8,160
06/15/17	6.000%	5,000	5,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	61

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plastipak Holdings, Inc. Senior Unsecured(b)
10/01/21	6.500%	26,000	26,910

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	38,000	42,275
Senior Secured
04/15/19	7.125%	62,000	66,030

Total			148,438

Pharmaceuticals 0.3%
AbbVie, Inc. Senior Unsecured
11/06/22	2.900%	600,000	560,794

Amgen, Inc. Senior Unsecured
11/15/21	3.875%	845,000	867,975

Capsugel SA Senior Unsecured PIK(b)
05/15/19	7.000%	9,000	9,125

GlaxoSmithKline Capital, Inc.
03/18/23	2.800%	650,000	601,993

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	18,000	20,250

Merck & Co, Inc. Senior Unsecured
05/18/23	2.800%	725,000	671,193

Valeant Pharmaceuticals International, Inc.(b)
12/01/21	5.625%	12,000	12,120
Senior Unsecured
07/15/21	7.500%	30,000	32,925

Valeant Pharmaceuticals International(b)
10/15/20	6.375%	84,000	88,515

Total			2,864,890

Property & Casualty 0.4%
ACE INA Holdings, Inc.
03/15/18	5.800%	565,000	643,568

Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	20,000	21,000

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	525,000	636,411

HUB International Ltd. Senior Unsecured(b)
10/01/21	7.875%	68,000	69,870

Liberty Mutual Group, Inc.(b)
06/01/21	5.000%	795,000	833,786

Loews Corp. Senior Unsecured
05/15/23	2.625%	1,100,000	985,519

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	375,000	466,293

Total			3,656,447

Railroads 0.1%
CSX Corp. Senior Unsecured
10/30/20	3.700%	650,000	669,531

Canadian Pacific Railway Co. Senior Unsecured
03/15/23	4.450%	770,000	794,868

Total			1,464,399

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	570,000	649,635

REITs 0.2%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	850,000	868,355

CyrusOne LP/Finance Corp.
11/15/22	6.375%	46,000	47,610

Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	665,000	715,505

Simon Property Group LP Senior Unsecured
02/01/40	6.750%	495,000	620,863

Total			2,252,333

Restaurants 0.1%
Yum! Brands, Inc. Senior Unsecured
11/01/20	3.875%	640,000	646,833

Retailers 0.1%
Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	18,000	20,272

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
02/15/18	9.000%	18,000	18,450

J. Crew Group, Inc. Senior Unsecured PIK(b)
05/01/19	7.750%	21,000	21,472

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	15,000	15,694

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macy’s Retail Holdings, Inc.
07/15/34	6.700%	650,000	739,612

Michaels Stores, Inc.(b)
12/15/20	5.875%	9,000	9,045

Rite Aid Corp.
03/15/20	9.250%	15,000	17,213
Senior Unsecured
02/15/27	7.700%	18,000	18,585

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	15,000	15,600

Total			875,943

Supermarkets 0.1%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	630,000	645,824

Technology 0.3%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	39,000	40,462
04/01/20	6.375%	23,000	24,092

Apple, Inc. Senior Unsecured
05/03/23	2.400%	960,000	863,243

Audatex North America, Inc.(b)
06/15/21	6.000%	21,000	21,998
11/01/23	6.125%	15,000	15,450

DuPont Fabros Technology LP
09/15/21	5.875%	15,000	15,488

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	40,000	39,800
04/01/23	5.375%	14,000	13,685

First Data Corp.
01/15/21	12.625%	52,000	61,035

First Data Corp.(b)
08/15/21	11.750%	33,000	34,815
Secured
01/15/21	8.250%	51,000	54,251

Senior Secured
08/15/20	8.875%	58,000	64,162
11/01/20	6.750%	18,000	18,630

First Data Corp.(b)(f)
08/15/21	11.750%	10,000	10,550

Freescale Semiconductor, Inc. Senior Secured(b)
01/15/22	6.000%	50,000	50,625

Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	870,000	881,788

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Escrow Corp.(b) Senior Unsecured
12/15/21	5.875%	8,000	8,140
12/15/23	6.375%	25,000	25,500

NXP BV/Funding LLC(b)
02/15/21	5.750%	26,000	27,170

Nuance Communications, Inc.(b)
08/15/20	5.375%	33,000	32,010

Oracle Corp. Senior Unsecured
04/15/38	6.500%	555,000	676,185

VeriSign, Inc.
05/01/23	4.625%	33,000	31,515

Total			3,010,594

Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	16,000	18,760

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	630,000	745,557

Hertz Corp. (The)
10/15/18	7.500%	32,000	34,520
01/15/21	7.375%	34,000	37,315

LBC Tank Terminals Holding Netherlands BV(b)
05/15/23	6.875%	43,000	44,451

Total			880,603

Wireless 0.2%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	28,000	27,440

MetroPCS Wireless, Inc.(b)
04/01/23	6.625%	33,000	33,990

NII International Telecom SCA(b)
08/15/19	11.375%	56,000	46,760

Rogers Communications, Inc.
10/01/23	4.100%	725,000	726,365

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	4,000	4,120

SBA Telecommunications, Inc.
07/15/20	5.750%	52,000	54,080

Sprint Communications, Inc. Senior Unsecured
08/15/17	8.375%	7,000	8,103
11/15/21	11.500%	50,000	65,500
11/15/22	6.000%	10,000	9,750

Sprint Communications, Inc.(b)
11/15/18	9.000%	68,000	81,770
03/01/20	7.000%	54,000	60,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	63

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.(b)
09/15/21	7.250%	51,000	54,761

T-Mobile USA, Inc.
04/28/21	6.633%	32,000	33,680
01/15/22	6.125%	9,000	9,157
04/28/22	6.731%	34,000	35,445
04/28/23	6.836%	6,000	6,225
01/15/24	6.500%	9,000	9,113

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	625,000	592,472

Wind Acquisition Finance SA Senior Secured(b)
04/30/20	6.500%	31,000	33,015

Total			1,891,956

Wirelines 0.6%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,050,000	1,192,064

CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	27,000	27,472

Deutsche Telekom International Finance BV
03/23/16	5.750%	400,000	439,185

Embarq Corp. Senior Unsecured
06/01/36	7.995%	660,000	668,210

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	10,000	11,525
04/15/24	7.625%	67,000	66,832

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	18,000	20,700

Level 3 Financing, Inc.
04/01/19	9.375%	52,000	58,175
07/01/19	8.125%	21,000	22,995
06/01/20	7.000%	6,000	6,353

Level 3 Financing, Inc.(b)
01/15/21	6.125%	20,000	20,200

Level 3 Financing, Inc.(b)(c)
01/15/18	3.846%	8,000	8,050

Orange SA
07/08/19	5.375%	775,000	864,306

PAETEC Holding Corp.
12/01/18	9.875%	54,000	60,345

Telefonica Emisiones SAU
06/20/36	7.045%	825,000	909,430

Verizon New York, Inc.
04/01/32	7.375%	920,000	1,042,996

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	13,000	14,983
Senior Secured
01/01/20	8.125%	33,000	36,135

Total			5,469,956

Total Corporate Bonds & Notes
(Cost: $93,732,745)			94,315,160

Residential Mortgage-Backed Securities — Agency 10.1%
Federal Home Loan Mortgage Corp.(f)(g)
01/13/44	4.000%	10,570,000	10,854,894

Federal Home Loan Mortgage Corp.(g)
12/01/23 - 06/01/37	6.000%	2,424,118	2,680,071
05/01/18 - 02/01/38	5.500%	2,107,586	2,295,258
05/01/39 - 08/01/41	4.500%	7,477,642	7,923,075
08/01/18 - 05/01/41	5.000%	5,060,708	5,438,079
10/01/26 - 09/01/43	3.500%	19,182,001	19,109,836
01/01/43 - 08/01/43	3.000%	15,360,988	14,570,826
04/01/32	7.000%	136,301	155,578
02/01/17 - 07/01/32	6.500%	1,047,357	1,165,129

Federal National Mortgage Association(c)(g)
08/01/34	5.564%	153,424	164,073

Federal National Mortgage Association(f)(g)
01/16/29	3.000%	5,635,000	5,750,561
01/16/29 - 01/13/44	4.000%	4,240,000	4,437,869
01/13/44	3.500%	3,945,000	3,918,803

Federal National Mortgage Association(g)
11/01/18 - 12/01/32	7.000%	1,516,660	1,685,870
06/01/17 - 09/01/32	6.500%	528,002	583,656
11/01/16 - 12/01/28	6.000%	328,696	361,851
07/01/23	5.000%	385,944	421,202
08/01/23 - 03/01/38	5.500%	1,336,994	1,472,365
11/01/26 - 09/01/40	4.000%	4,368,564	4,540,368
08/01/43	3.000%	1,335,361	1,269,249
04/01/26 - 10/01/26	3.500%	3,957,167	4,139,839

Federal National Mortgage Association(g)(h) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	204,004	7,065

Federal National Mortgage Association(g)(i)
10/01/40	4.500%	1,454,926	1,542,325

Government National Mortgage Association(g)
10/15/33	5.500%	626,038	710,126
09/15/33	5.000%	601,440	658,482

Total Residential Mortgage-Backed Securities — Agency
(Cost: $95,285,034)			95,856,450

Residential Mortgage-Backed Securities — Non-Agency 0.5%
Springleaf Mortgage Loan Trust(b)(c)(g)
CMO Series 2012-1A Class A
09/25/57	2.667%	498,637	509,513

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-2A Class A
10/25/57	2.220%	302,655	302,309
CMO Series 2012-3A Class A
12/25/59	1.570%	1,216,891	1,202,641
CMO Series 2013-1A Class A
06/25/58	1.270%	908,481	903,927
CMO Series 2013-2A Class A
12/25/65	1.780%	739,761	737,684
CMO Series 2013-3A Class A
09/25/57	1.870%	1,395,515	1,391,633

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $5,053,978)			5,047,707

Commercial Mortgage-Backed Securities — Agency 3.8%
Government National Mortgage Association(c)(g)
Series 2010-52 Class AE
06/16/36	4.115%	310,683	316,194
Series 2013-50 Class AH
06/16/39	2.100%	1,217,512	1,222,865

Government National Mortgage Association(g)
Series 2009-71 Class A
04/16/38	3.304%	31,447	31,534
Series 2011-109 Class A
07/16/32	2.450%	962,687	969,131
Series 2011-149 Class A
10/16/46	3.000%	701,869	721,754
Series 2011-161 Class A
01/16/34	1.738%	1,870,139	1,876,238
Series 2011-64 Class A
08/16/34	2.380%	17,591	17,580
Series 2011-64 Class AD
11/16/38	2.700%	194,461	196,252
Series 2011-78 Class A
08/16/34	2.250%	2,110,140	2,125,243
Series 2012-111 Class AC
04/16/47	2.211%	849,970	854,949
Series 2012-25 Class A
11/16/42	2.575%	2,646,341	2,675,787
Series 2012-79 Class A
04/16/39	1.800%	793,841	788,666
Series 2013-105 Class A
02/16/37	1.705%	2,098,111	2,085,779
Series 2013-12 Class A
10/16/42	1.410%	1,441,096	1,421,356
Series 2013-138 Class A
08/16/35	2.150%	1,116,207	1,118,519
Series 2013-146 Class AH
08/16/40	2.000%	1,458,578	1,456,920
Series 2013-17 Class AH
10/16/43	1.558%	1,095,732	1,084,076
Series 2013-194 Class AB
05/16/38	2.250%	870,000	874,826
Series 2013-2 Class AB
12/16/42	1.600%	1,089,704	1,081,139

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-30 Class A
05/16/42	1.500%	1,893,439	1,866,395
Series 2013-32 Class AB
01/16/42	1.900%	735,507	730,897
Series 2013-33 Class A
07/16/38	1.061%	2,754,875	2,700,466
Series 2013-40 Class A
10/16/41	1.511%	1,199,966	1,187,286
Series 2013-45 Class A
10/16/40	1.450%	2,957,217	2,919,332
Series 2013-57 Class A
06/16/37	1.350%	2,785,746	2,748,648
Series 2013-61 Class A
01/16/43	1.450%	1,364,784	1,342,180
Series 2013-78 Class AB
07/16/39	1.624%	1,353,881	1,335,871

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $36,298,582)			35,749,883

Commercial Mortgage-Backed Securities — Non-Agency 1.6%
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(g)
01/14/29	3.847%	492,371	527,637

Banc of America Commercial Mortgage Trust Series 2006-4 Class A4(g)
07/10/46	5.634%	1,920,000	2,081,309

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3 Class A4(g)
07/10/43	4.668%	625,000	653,827

Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(g)
10/15/49	5.431%	775,000	845,578

DBRR Trust(b)(g)
Series 2012-EZ1 Class A
09/25/45	1.393%	350,000	349,378
09/25/45	2.062%	1,545,000	1,547,012

DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(g)
11/10/46	5.002%	225,000	248,205

General Electric Capital Assurance Co.(b)(c)(g) Series 2003-1 Class A4
05/12/35	5.254%	220,463	228,941
Series 2003-1 Class A5
05/12/35	5.743%	400,000	454,836

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(g) Series 2009-IWST Class A2
12/05/27	5.633%	500,000	561,050
Series 2010-C1 Class A1
06/15/43	3.853%	462,027	476,946
Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	736,204

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	65

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-C3 Class A4
02/15/46	4.717%	650,000	701,425

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(g) Series 2005-LDP4 Class A4
10/15/42	4.918%	845,038	889,678
Series 2006-LDP6 Class ASB
04/15/43	5.490%	102,502	105,233

JPMorgan Chase Commercial Mortgage Securities Trust(c)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%	242,177	248,484

JPMorgan Chase Commercial Mortgage Securities Trust(g) Series 2005-LDP2 Class A3
07/15/42	4.697%	108,850	110,688

LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(c)(g)
09/15/45	5.866%	644,539	717,448

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(g)
09/15/47	5.033%	450,000	497,707

Morgan Stanley Re-Remic Trust Series 2009-GG10 Class A4A(b)(c)(g)
08/12/45	5.804%	1,325,000	1,447,667

Motel 6 Trust Series 2012-MTL6 Class A1(b)(g)
10/05/25	1.500%	287,836	284,017

S2 Hospitality LLC Series 2012-LV1 Class A(b)(g)
04/15/25	4.500%	1,614	1,614

Wachovia Bank Commercial Mortgage Trust(c)(g) Series 2005- C22 Class AM
12/15/44	5.339%	300,000	318,670
Series 2005-C21 Class A4
10/15/44	5.239%	852,762	903,971

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $14,604,476)			14,937,525

Asset-Backed Securities — Non-Agency 1.0%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b)
11/15/16	1.640%	122,612	122,610

CNH Wholesale Master Note Trust Series 2013-2A Class A(b)(c)
08/15/19	0.767%	900,000	901,440

CarFinance Capital Auto Trust Series 2013-2A Class A(b)
11/15/17	1.750%	468,278	468,200

Chesapeake Funding LLC Series 2012-1A Class A(b)(c)
11/07/23	0.918%	1,119,345	1,122,726

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(c)
04/26/37	0.598%	95,545	95,124

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	775,946	775,857

First Investors Auto Owner Trust Series 2013-3A Class A2(b)
09/15/17	0.890%	540,000	539,995

GTP Towers Issuer LLC(b)
02/15/15	4.436%	300,000	308,401

Hertz Fleet Lease Funding LP Series 2013-3 Class A(b)(c)
12/10/27	0.716%	500,000	500,012

Hertz Vehicle Financing LLC Series 2010-1A Class A1(b)
02/25/15	2.600%	166,667	166,973

Hilton Grand Vacations Trust Series 2013-A Class A(b)
01/25/26	2.280%	1,110,248	1,109,865

Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b)
11/20/16	1.697%	718,080	718,080

SBA Tower Trust(b)
04/15/40	4.254%	1,000,000	1,016,503

SLM Student Loan Trust Series 2012-A Class A2(b)
01/17/45	3.830%	400,000	418,784

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	325,000	328,372

Sierra Receivables Funding Co. LLC(b) Series 2010-1A Class A1
07/20/26	4.480%	43,501	43,672
Series 2010-2A Class A
11/20/25	3.840%	81,581	82,391
Series 2010-3A Class A
11/20/25	3.510%	86,401	87,878

Wheels SPV LLC Series 2012-1 Class A2(b)
03/20/21	1.190%	337,623	338,625

Total Asset-Backed Securities — Non-Agency
(Cost: $9,086,624)			9,145,508

Inflation-Indexed Bonds 0.6%
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/16	0.125%	5,766,427	5,920,950

Total Inflation-Indexed Bonds
(Cost: $5,907,296)			5,920,950

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

U.S. Treasury Obligations 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/40	3.875%	13,755,000	13,759,292
03/31/15	2.500%	11,950,000	12,289,356
07/31/18	1.375%	2,695,000	2,670,788

Total U.S. Treasury Obligations
(Cost: $30,131,157)			28,719,436

Foreign Government Obligations(j) 0.6%
Canada 0.5%
Province of Nova Scotia Senior Unsecured
01/26/17	5.125%	1,265,000	1,419,419

Province of Ontario Senior Unsecured
02/14/18	1.200%	1,480,000	1,451,436

Province of Quebec Senior Unsecured
05/14/18	4.625%	1,270,000	1,419,860

Total			4,290,715

Mexico 0.1%
Pemex Project Funding Master Trust
01/21/21	5.500%	1,000,000	1,075,000

Total Foreign Government Obligations
(Cost: $5,288,433)			5,365,715

Municipal Bonds 0.1%
Illinois 0.1%
State of Illinois Unlimited General Obligation Taxable Notes Series 2011
03/01/17	5.365%	1,200,000	1,293,504

Total Municipal Bonds
(Cost: $1,307,764)			1,293,504

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(c)(k)
04/25/20	4.750%	17,910	18,134

Brokerage —%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(c)(k)
02/28/19	6.500%	33,924	33,517

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(c)(k)
02/01/20	4.750%	22,828	22,970

Consumer Cyclical Services —%
Brickman Group Holdings, Inc. 2nd Lien Term Loan(c)(f)(k)
12/17/21	7.500%	6,000	6,126

New Breed, Inc. Term Loan(c)(k)
10/01/19	6.000%	25,816	25,848

Total			31,974

Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(c)(f)(k)
07/30/20	4.250%	15,018	15,017

Food and Beverage —%
New HB Acquisition LLC Tranche B Term Loan(c)(k)
04/09/20	6.750%	25,000	25,875

Health Care —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(k)
03/20/20	8.500%	22,000	22,000

U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(c)(f)(k)
07/03/19	4.250%	69,274	69,447

United Surgical Partners International, Inc. Tranche B Term Loan(c)(k)
04/03/19	4.750%	15,813	15,872

Total			107,319

Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(k)
12/28/20	6.250%	11,000	11,248

Hilton Worldwide Financial LLC Term Loan(c)(k)
10/26/20	3.750%	26,842	27,043

Playa Resorts Holding Term Loan(c)(k)
08/09/19	4.750%	15,960	16,100

Total			54,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	67

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals —%
Arch Coal, Inc. Tranche B Term Loan(c)(f)(k)
05/16/18	6.250%	34,912	34,395

Packaging —%
Exopack Holdings S.A. Term Loan(c)(f)(k)
05/08/19	5.250%	19,000	19,285

Property & Casualty 0.1%
Asurion LLC Tranche B1 Term Loan(c)(k)
05/24/19	4.500%	53,460	53,420

Lonestar Intermediate Super Holdings LLC Term Loan(c)(k)
09/02/19	11.000%	82,000	84,357

Total			137,777

Retailers —%
Neiman Marcus Group, Inc. (The) Term Loan(c)(k)
10/25/20	5.000%	33,000	33,380

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(k)
08/21/20	5.750%	34,000	34,797

Total			68,177

Technology —%
Blue Coat Systems, Inc. 2nd Lien Term Loan(c)(k)
06/26/20	9.500%	51,000	51,765

Digital Insight Corp.(c)(k) 1st Lien Term Loan
10/16/19	4.750%	7,000	7,000
2nd Lien Term Loan
08/01/20	8.750%	9,000	9,180

ION Trading Technologies SARL 2nd Lien Term Loan(c)(k)
05/22/21	8.250%	41,637	42,392

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Triple Point Group Holdings, Inc. 2nd Lien Term Loan(c)(k)
07/10/21	9.250%	27,000	22,680

Total			133,017

Wirelines —%
Integra Telecom Holdings, Inc.(c)(k) 2nd Lien Term Loan
02/21/20	9.750%	6,000	6,161
Tranche B Term Loan
02/22/19	5.250%	16,872	17,076

Total			23,237

Total Senior Loans
(Cost: $717,289)			725,085

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(a)(b)(d)(e)		110	1

Total Energy			1

Total Warrants
(Cost: $4,452)			1

Money Market Funds 6.8%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(l)(m)		64,251,525	64,251,525

Total Money Market Funds
(Cost: $64,251,525)			64,251,525

Total Investments
(Cost: $837,861,410)			970,999,571

Other Assets & Liabilities, Net			(22,537,195)

Net Assets			948,462,376

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $238,032 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(75)	USD	(16,485,938)	April 2014	26,822	—
US 5YR NOTE	(30)	USD	(3,579,375)	March 2014	43,062	—

Total					69,884	—

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $33,693,120 or 3.55% of net assets.

(c)	Variable rate security.

(d)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $357,162, representing 0.04% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates
9.300% 07/01/15	08/12/96	348,252

Green Field Energy Services, Inc.	11/09/11 - 12/14/11	4,452

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $357,162, which represents 0.04% of net assets.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	This security, or a portion of this security, was pledged as collateral for open futures contracts.

(j)	Principal and interest may not be guaranteed by the government.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	56,568,662	412,702,515	(405,019,652)	64,251,525	77,749	64,251,525

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	69

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	82,786,427	—	—	82,786,427

Consumer Staples	61,521,613	—	—	61,521,613

Energy	56,667,515	—	—	56,667,515

Financials	102,616,125	—	—	102,616,125

Health Care	74,223,538	—	—	74,223,538

Industrials	71,650,774	—	—	71,650,774

Information Technology	127,594,416	—	—	127,594,416

Materials	15,812,718	—	—	15,812,718

Telecommunication Services	16,797,996	—	—	16,797,996

Warrants

Energy	—	1	—	1

Total Equity Securities	609,671,122	1	—	609,671,123

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	124,164	357,161	481,325

All Other Industries	—	93,833,835	—	93,833,835

Residential Mortgage-Backed Securities — Agency	—	95,856,450	—	95,856,450

Residential Mortgage-Backed Securities — Non-Agency	—	5,047,707	—	5,047,707

Commercial Mortgage-Backed Securities — Agency	—	35,749,883	—	35,749,883

Commercial Mortgage-Backed Securities — Non-Agency	—	13,041,135	1,896,390	14,937,525

Asset-Backed Securities — Non-Agency	—	8,427,428	718,080	9,145,508

Inflation-Indexed Bonds	—	5,920,950	—	5,920,950

U.S. Treasury Obligations	28,719,436	—	—	28,719,436

Foreign Government Obligations	—	5,365,715	—	5,365,715

Municipal Bonds	—	1,293,504	—	1,293,504

Total Bonds	28,719,436	264,660,771	2,971,631	296,351,838

Other

Senior Loans

Automotive	—	—	18,134	18,134

Food and Beverage	—	—	25,875	25,875

Health Care	—	85,319	22,000	107,319

Lodging	—	43,143	11,248	54,391

All Other Industries	—	519,366	—	519,366

Total Other	—	647,828	77,257	725,085

Mutual Funds

Money Market Funds	64,251,525	—	—	64,251,525

Total Mutual Funds	64,251,525	—	—	64,251,525

Investments in Securities	702,642,083	265,308,600	3,048,888	970,999,571

Derivatives

Assets

Futures Contracts	69,884	—	—	69,884

Total	702,711,967	265,308,600	3,048,888	971,069,455

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain commercial mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize a single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	71

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 47.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	519,000	482,670

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	277,000	299,160

L-3 Communications Corp.
02/15/21	4.950%	4,335,000	4,534,176

Lockheed Martin Corp. Senior Unsecured
09/15/21	3.350%	1,880,000	1,865,338

TransDigm, Inc.
12/15/18	7.750%	129,000	138,352
10/15/20	5.500%	19,000	18,573
07/15/21	7.500%	54,000	58,050

Total			7,396,319

Automotive 2.5%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	158,000	162,345
03/15/21	6.250%	239,000	253,938

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	383,000	423,215

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	183,000	196,725

Ford Motor Co. Senior Unsecured
02/01/29	6.375%	4,355,000	4,791,388
07/16/31	7.450%	4,006,000	4,906,020
11/01/46	7.400%	2,940,000	3,515,061

Ford Motor Credit Co. LLC Senior Unsecured
06/15/16	3.984%	24,352,000	25,895,892
01/17/17	1.500%	12,713,000	12,707,305

General Motors Co.(a) Senior Unsecured
10/02/18	3.500%	18,310,000	18,721,975
10/02/23	4.875%	275,000	278,437

Jaguar Land Rover Automotive PLC(a)
02/01/23	5.625%	106,000	106,000

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	231,000	260,453

Visteon Corp.
04/15/19	6.750%	438,000	465,375

Total			72,684,129

Banking 11.9%
Ally Financial, Inc.
02/15/17	5.500%	222,000	240,315
03/15/20	8.000%	873,000	1,046,509

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA(a)(b)
06/29/49	5.186%	8,856,000	9,044,190

Bank of America Corp. Senior Unsecured
01/11/23	3.300%	8,282,000	7,836,983

Bank of Montreal Senior Unsecured
01/25/19	2.375%	40,141,000	40,024,792

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	1,680,000	1,908,767

Bank of New York Mellon Corp. (The)(b) Subordinated Notes
12/29/49	4.500%	17,740,000	15,877,300

Barclays Bank PLC(a)(b)
09/29/49	7.434%	15,378,000	17,046,513

Barclays Bank PLC(b)
12/15/49	6.278%	6,590,000	6,334,638

Citigroup, Inc. Subordinated Notes
08/25/36	6.125%	4,775,000	5,090,962
09/13/43	6.675%	3,320,000	3,820,085

Citigroup, Inc.(b)
04/29/49	5.350%	13,685,000	12,015,430

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a)(b)
12/31/49	11.000%	3,670,000	4,858,163

Credit Agricole SA(a)(b)
12/31/49	8.375%	8,780,000	9,965,300

HBOS PLC Subordinated Notes(a)
05/21/18	6.750%	30,345,000	34,324,049

JPMorgan Chase & Co. Senior Unsecured
09/23/22	3.250%	4,590,000	4,398,693

JPMorgan Chase & Co.(b)
12/29/49	5.150%	10,015,000	8,988,462

JPMorgan Chase Capital XXI(b)
02/02/37	1.192%	19,256,000	14,249,440

JPMorgan Chase Capital XXIII(b)
05/15/47	1.241%	8,940,000	6,436,800

Lloyds Banking Group PLC(a)(b)
11/29/49	6.267%	3,438,000	3,317,670
12/31/49	6.413%	5,796,000	5,535,180
12/31/49	6.657%	11,019,000	10,633,335

M&T Bank Corp.(a)
12/31/49	6.875%	12,533,000	12,038,047

Mellon Capital IV(b)
06/29/49	4.000%	535,000	422,516

Merrill Lynch & Co., Inc. Subordinated Notes
05/02/17	5.700%	4,090,000	4,546,305

Natixis(a)(b)
12/31/49	10.000%	4,305,000	4,947,099

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Financial Services Group, Inc. (The)(b)
05/29/49	4.459%	7,617,000	7,597,957
12/31/49	4.850%	9,935,000	8,896,792

Rabobank Capital Funding Trust III(a)(b)
12/31/49	5.254%	4,195,000	4,373,288

Royal Bank of Scotland PLC (The) Subordinated Notes(b)
03/16/22	9.500%	3,400,000	3,980,652

Santander Holdings USA, Inc. Senior Unsecured
08/27/18	3.450%	16,379,000	16,799,334

State Street Capital Trust IV(b)
06/01/67	1.243%	5,445,000	4,113,698

State Street Corp.
03/15/18	4.956%	18,495,000	20,065,225

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	572,000	643,500

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	7,068,000	6,567,063

UBS Preferred Funding Trust V(b)
05/29/49	6.243%	3,525,000	3,758,531

Wachovia Capital Trust III(b)
03/29/49	5.570%	22,682,000	20,754,030

Wells Fargo Capital X
12/15/36	5.950%	5,938,000	5,828,147

Total			348,325,760

Brokerage —%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	339,000	364,001

Nuveen Investments, Inc. Senior Unsecured(a)
10/15/20	9.500%	417,000	418,043

Total			782,044

Building Materials 0.1%
Allegion US Holding Co., Inc.(a)
10/01/21	5.750%	212,000	220,480

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	276,000	276,690

Gibraltar Industries, Inc.
02/01/21	6.250%	103,000	105,833

HD Supply, Inc.
07/15/20	7.500%	362,000	390,055
Secured
04/15/20	11.000%	190,000	225,150

Nortek, Inc.
12/01/18	10.000%	55,000	60,706
04/15/21	8.500%	303,000	335,572

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USG Corp.(a)
11/01/21	5.875%	81,000	84,443

Total			1,698,929

Chemicals 0.7%
Celanese U.S. Holdings LLC
06/15/21	5.875%	273,000	290,745

Huntsman International LLC
11/15/20	4.875%	149,000	146,765

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	399,000	457,853

Lubrizol Corp.
02/01/19	8.875%	2,305,000	2,990,560

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	4,435,000	4,925,604
11/15/21	6.000%	9,410,000	10,822,554

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	309,000	325,223
10/15/20	10.000%	66,000	69,135

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	171,000	176,130

PQ Corp. Secured(a)
05/01/18	8.750%	762,000	823,912

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(a)
05/01/21	7.375%	297,000	316,676

Total			21,345,157

Construction Machinery 0.2%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	128,000	136,000

Case New Holland, Inc.
12/01/17	7.875%	690,000	814,200

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	3,360,000	3,114,952

Columbus McKinnon Corp.
02/01/19	7.875%	274,000	295,235

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	436,000	458,890

United Rentals North America, Inc.
12/15/19	9.250%	327,000	364,196
04/15/22	7.625%	288,000	320,040
Secured
07/15/18	5.750%	263,000	281,081

Total			5,784,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	73

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/20	8.750%	364,000	371,280
Senior Secured
12/01/19	6.375%	362,000	367,430

APX Group, Inc.(a)
12/01/20	8.750%	166,000	168,905

Corrections Corp. of America
05/01/23	4.625%	188,000	177,190

Goodman Networks, Inc.(a) Senior Secured
07/01/18	12.125%	163,000	172,780
07/01/18	13.125%	182,000	192,920

Monitronics International, Inc.
04/01/20	9.125%	290,000	308,125

Total			1,758,630

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured(a)
11/01/17	7.750%	154,000	158,812

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	259,000	281,015

Spectrum Brands Escrow Corp.(a)
11/15/20	6.375%	247,000	263,672

Spectrum Brands, Inc.
03/15/20	6.750%	403,000	433,729

Springs Window Fashions LLC Senior Secured(a)
06/01/21	6.250%	261,000	263,284

Tempur Sealy International, Inc.
12/15/20	6.875%	97,000	105,730

Total			1,506,242

Diversified Manufacturing 0.5%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	452,000	474,600

Gardner Denver, Inc. Senior Unsecured(a)
08/15/21	6.875%	297,000	296,257

General Electric Co. Senior Unsecured
10/09/22	2.700%	6,230,000	5,831,274
10/09/42	4.125%	8,255,000	7,626,448

Hamilton Sundstrand Corp. Senior Unsecured(a)
12/15/20	7.750%	321,000	340,260

Total			14,568,839

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 4.0%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	9,039,000	9,899,115
01/15/42	4.100%	2,033,000	1,816,398

CMS Energy Corp. Senior Unsecured
02/15/18	5.050%	9,787,000	10,769,034

Calpine Corp.(a) Senior Secured
02/15/21	7.500%	219,000	239,805
01/15/22	6.000%	58,000	59,305

Commonwealth Edison Co. 1st Mortgage
03/15/36	5.900%	2,485,000	2,838,991

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	2,940,000	3,708,960

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	7,389,000	6,669,363

Duke Energy Ohio, Inc. 1st Mortgage
09/01/23	3.800%	2,075,000	2,073,967

FirstEnergy Corp. Senior Unsecured
03/15/18	2.750%	7,415,000	7,285,756
03/15/23	4.250%	4,175,000	3,891,739

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	150,000	169,875

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	1,170,000	1,119,654

Nevada Power Co.
05/15/18	6.500%	4,500,000	5,304,136
08/01/18	6.500%	912,000	1,086,553
05/15/41	5.450%	7,335,000	7,968,171

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	4,309,000	4,763,401

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	4,045,000	4,165,739

PPL Capital Funding, Inc.
06/01/18	1.900%	5,425,000	5,297,333
06/15/22	4.200%	3,860,000	3,852,921
06/01/23	3.400%	10,860,000	10,105,143

Pacific Gas & Electric Co. Senior Unsecured
06/15/23	3.250%	5,471,000	5,189,681
01/15/40	5.400%	3,290,000	3,497,836

Sierra Pacific Power Co.
05/15/16	6.000%	7,522,000	8,396,651

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern California Edison Co. 1st Refunding Mortgage
09/01/40	4.500%	3,660,000	3,551,953

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	2,015,000	2,215,579

Total			115,937,059

Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	581,000	620,944
12/01/20	9.750%	43,000	49,181

Activision Blizzard, Inc.(a)
09/15/21	5.625%	702,000	726,570
09/15/23	6.125%	51,000	53,168

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	234,000	231,075

Cinemark USA, Inc.
12/15/22	5.125%	149,000	144,157

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(c)(d)
07/01/15	9.300%	662,372	662,372

Total			2,487,467

Food and Beverage 1.2%
ARAMARK Corp.(a)
03/15/20	5.750%	250,000	261,250

Campbell Soup Co. Senior Unsecured
08/02/22	2.500%	3,881,000	3,423,690
08/02/42	3.800%	5,366,000	4,164,826

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	8,055,000	8,067,896

ConAgra Foods, Inc. Senior Unsecured
01/25/18	1.900%	8,020,000	7,872,953
10/01/28	7.000%	4,059,000	4,764,954

Darling Escrow Corp. Senior Unsecured(a)(e)
01/15/22	5.375%	328,000	330,460

Heineken NV Senior Unsecured(a)
10/01/42	4.000%	1,260,000	1,061,273

Pinnacle Foods Finance LLC/Corp.(a)
05/01/21	4.875%	201,000	189,945

Wm. Wrigley Jr., Co.(a) Senior Unsecured
10/21/16	1.400%	2,370,000	2,373,591
10/21/18	2.400%	1,540,000	1,530,555

Total			34,041,393

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Boyd Gaming Corp.
07/01/20	9.000%	54,000	59,130

Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	170,000	163,625
02/15/20	9.000%	339,000	329,678

MGM Resorts International
03/01/18	11.375%	412,000	523,240
10/01/20	6.750%	51,000	54,570

PNK Finance Corp.(a)
08/01/21	6.375%	481,000	491,822

Penn National Gaming, Inc. Senior Unsecured(a)
11/01/21	5.875%	154,000	152,460

Seminole Tribe of Florida, Inc. Senior Secured(a)
10/01/20	6.535%	546,000	597,870

Seneca Gaming Corp.(a)
12/01/18	8.250%	297,000	319,275

Studio City Finance Ltd.(a)
12/01/20	8.500%	226,000	251,990

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	177,000	159,079

Total			3,102,739

Gas Distributors 0.1%
Sempra Energy Senior Unsecured
06/01/16	6.500%	2,530,000	2,846,764

Gas Pipelines 2.6%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	168,000	178,920
05/15/23	4.875%	559,000	539,435

Crestwood Midstream Partners LP/Corp.(a)
03/01/22	6.125%	131,000	134,275

DCP Midstream LLC(a)(b)
05/21/43	5.850%	7,605,000	7,072,650

El Paso LLC Senior Secured
09/15/20	6.500%	557,000	593,359

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	5,712,000	5,982,252

Enterprise Products Operating LLC
03/15/23	3.350%	4,870,000	4,626,071
02/01/41	5.950%	5,505,000	5,995,237
02/15/42	5.700%	2,070,000	2,182,411

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	957,000	1,026,383

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	75

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	2,290,000	2,630,747
09/01/39	6.500%	2,895,000	3,173,872

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	306,000	325,890
02/15/23	5.500%	449,000	452,368
07/15/23	4.500%	114,000	106,875

NiSource Finance Corp.
02/15/23	3.850%	3,230,000	3,108,042
12/15/40	6.250%	3,825,000	4,088,076

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	455,000	489,125
07/15/21	6.500%	467,000	495,020
04/15/23	5.500%	317,000	309,075

Sabine Pass Liquefaction LLC(a) Senior Secured
02/01/21	5.625%	354,000	346,035
03/15/22	6.250%	296,000	293,780

Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	4,980,000	5,101,856

Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	2,890,000	3,695,362

TransCanada PipeLines Ltd.(b)
05/15/67	6.350%	15,610,000	16,034,779

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	5,680,000	5,053,428

Williams Partners LP Senior Unsecured
04/15/40	6.300%	3,080,000	3,310,116

Total			77,345,439

Health Care 0.8%
Biomet, Inc.
08/01/20	6.500%	504,000	529,200
10/01/20	6.500%	175,000	180,250

CHS/Community Health Systems, Inc.
11/15/19	8.000%	294,000	318,990
Senior Secured
08/15/18	5.125%	318,000	328,335

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	265,000	271,294

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	357,000	401,179

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	326,000	330,075

Emdeon, Inc.
12/31/19	11.000%	307,000	354,585

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Express Scripts Holding Co.
02/15/22	3.900%	5,355,000	5,360,087

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	159,000	171,720

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	223,000	251,990

HCA, Inc.
02/15/22	7.500%	647,000	710,082
Senior Secured
02/15/20	6.500%	579,000	636,176
02/15/20	7.875%	119,000	127,776

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	211,000	224,188

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	185,000	212,750

LifePoint Hospitals, Inc.(a)
12/01/21	5.500%	219,000	221,190

MPH Intermediate Holding Co. 2 Senior Unsecured PIK(a)
08/01/18	8.375%	219,000	227,760

McKesson Corp. Senior Unsecured
12/15/22	2.700%	10,570,000	9,466,312

Multiplan, Inc.(a)
09/01/18	9.875%	558,000	613,800

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	231,000	258,720

Tenet Healthcare Corp.
Senior Secured
06/01/20	4.750%	188,000	184,240
04/01/21	4.500%	282,000	267,195
Senior Unsecured
04/01/22	8.125%	214,000	230,585

Tenet Healthcare Corp.(a)
Senior Secured
10/01/20	6.000%	157,000	164,458

Total			22,042,937

Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured
11/15/22	2.750%	2,455,000	2,261,426

Home Construction —%
Brookfield Residential Properties, Inc. /U.S. Corp.(a)
07/01/22	6.125%	14,000	14,070

Meritage Homes Corp.
03/01/18	4.500%	198,000	197,010
04/01/22	7.000%	165,000	174,488

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.(a)
04/15/20	7.150%	69,000	74,520

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	194,000	214,855

Standard Pacific Corp.
12/15/21	6.250%	171,000	178,267

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	269,000	295,900

Woodside Homes Co. LLC / Finance, Inc. Senior Unsecured(a)
12/15/21	6.750%	138,000	138,345

Total			1,287,455

Independent Energy 2.3%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/17	6.375%	2,315,000	2,657,021
03/15/40	6.200%	2,060,000	2,278,638

Antero Resources Finance Corp.
08/01/19	7.250%	69,000	74,175

Antero Resources Finance Corp.(a)
11/01/21	5.375%	185,000	186,850

Athlon Holdings LP/Finance Corp.(a)
04/15/21	7.375%	420,000	441,000

Aurora U.S.A. Oil & Gas, Inc.(a)
04/01/20	7.500%	526,000	541,780

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	304,000	329,080

Chesapeake Energy Corp.
08/15/20	6.625%	731,000	816,892
02/15/21	6.125%	742,000	795,795
03/15/23	5.750%	293,000	301,790

Comstock Resources, Inc.
06/15/20	9.500%	421,000	471,520

Concho Resources, Inc.
01/15/21	7.000%	1,054,000	1,159,400
04/01/23	5.500%	3,450,000	3,553,500

Continental Resources, Inc.
04/01/21	7.125%	578,000	655,307
04/15/23	4.500%	10,522,000	10,666,677

Devon Energy Corp.
Senior Unsecured
01/15/19	6.300%	2,175,000	2,520,516
05/15/42	4.750%	2,440,000	2,262,636

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	95,000	106,400

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	350,000	403,813

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EnCana Corp. Senior Unsecured
11/15/21	3.900%	2,105,000	2,090,025

Halcon Resources Corp.(a)
07/15/20	9.750%	103,000	107,378

Hess Corp.
Senior Unsecured
02/15/19	8.125%	1,465,000	1,823,082
10/01/29	7.875%	2,290,000	2,918,353
08/15/31	7.300%	810,000	989,229

Kodiak Oil & Gas Corp.
12/01/19	8.125%	401,000	445,110
01/15/21	5.500%	424,000	422,940
02/01/22	5.500%	616,000	612,920

Laredo Petroleum, Inc.
02/15/19	9.500%	577,000	644,798
05/01/22	7.375%	392,000	425,320

Nexen Energy ULC
05/15/37	6.400%	4,200,000	4,780,923
07/30/39	7.500%	5,355,000	6,829,012

Oasis Petroleum, Inc.
11/01/21	6.500%	1,120,000	1,198,400
01/15/23	6.875%	95,000	101,175

Plains Exploration & Production Co.
02/15/23	6.875%	358,000	399,170

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	220,000	235,950

Range Resources Corp.
05/15/19	8.000%	425,000	453,156

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a)
09/30/20	5.298%	2,308,150	2,475,491

SM Energy Co. Senior Unsecured
11/15/21	6.500%	215,000	227,900

Whiting Petroleum Corp.
10/01/18	6.500%	25,000	26,563
03/15/21	5.750%	492,000	509,220

Woodside Finance Ltd.(a)
05/10/21	4.600%	8,405,000	8,801,808

Total			66,740,713

Integrated Energy 1.1%
Chevron Corp.
06/24/18	1.718%	1,555,000	1,549,131
Senior Unsecured
06/24/20	2.427%	15,830,000	15,403,540

Shell International Finance BV
08/21/22	2.375%	13,130,000	12,022,734
03/25/40	5.500%	3,625,000	4,027,147

Total			33,002,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	77

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 1.4%
ING Capital Funding Trust III(b)
12/31/49	3.847%	2,240,000	2,231,600

ING US, Inc.
07/15/22	5.500%	3,495,000	3,800,785

ING US, Inc.(b)
05/15/53	5.650%	5,115,000	4,974,337

MetLife Capital Trust X(a)
04/08/38	9.250%	9,939,000	12,771,615

Prudential Financial, Inc.
Senior Unsecured
12/01/17	6.000%	385,000	442,712

Prudential Financial, Inc.(b)
06/15/38	8.875%	8,239,000	10,020,684
09/15/42	5.875%	3,530,000	3,587,362
03/15/44	5.200%	4,100,000	3,966,750

Total			41,795,845

Lodging —%
Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	522,000	541,575

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	140,000	148,657

Total			690,232

Media Cable 0.7%
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	254,000	261,620

CCO Holdings LLC/Capital Corp.(a)
03/15/21	5.250%	150,000	143,250

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	609,000	695,782

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	167,000	159,903

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	356,000	364,900

Cogeco Cable, Inc.(a)
05/01/20	4.875%	87,000	83,955

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	6,672,000	6,792,490
03/01/21	5.000%	2,315,000	2,431,928

DISH DBS Corp.
06/01/21	6.750%	750,000	795,000

NBCUniversal Enterprise, Inc.(a)
04/15/19	1.974%	5,045,000	4,903,241

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	349,000	337,657

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable, Inc.
09/01/41	5.500%	3,165,000	2,622,563

Videotron Ltd.
07/15/22	5.000%	203,000	198,433

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	11,000	11,660

Total			19,802,382

Media Non-Cable 1.1%
21st Century Fox America, Inc.
12/15/35	6.400%	1,875,000	2,131,414

AMC Networks, Inc.
07/15/21	7.750%	477,000	537,817

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	633,000	639,330

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	335,000	352,169
11/15/22	6.500%	476,000	486,115

Hughes Satellite Systems Corp.
06/15/21	7.625%	137,000	152,755
Senior Secured
06/15/19	6.500%	203,000	219,748

Intelsat Jackson Holdings SA
10/15/20	7.250%	801,000	876,094

Intelsat Luxembourg SA(a)
06/01/21	7.750%	148,000	158,730
06/01/23	8.125%	337,000	360,590

MDC Partners, Inc.(a)
04/01/20	6.750%	448,000	468,720

National CineMedia LLC Senior Secured
04/15/22	6.000%	211,000	217,858

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	458,000	467,160

Nielsen Finance LLC/Co.
10/15/18	7.750%	5,270,000	5,691,600
10/01/20	4.500%	6,866,000	6,677,185

Reed Elsevier Capital, Inc.
10/15/22	3.125%	7,430,000	6,870,922

Thomson Reuters Corp. Senior Unsecured
11/23/23	4.300%	4,445,000	4,464,113

Univision Communications, Inc.(a)
05/15/21	8.500%	226,000	249,730
Senior Secured
11/01/20	7.875%	341,000	376,805
09/15/22	6.750%	268,000	293,460
05/15/23	5.125%	211,000	210,736

Total			31,903,051

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 1.2%
Alpha Natural Resources, Inc.
04/15/18	9.750%	174,000	184,440
06/01/19	6.000%	20,000	17,300
06/01/21	6.250%	128,000	109,440

ArcelorMittal Senior Unsecured
02/25/15	4.250%	6,246,000	6,417,765
08/05/15	4.250%	7,793,000	8,065,755
10/15/39	7.500%	360,000	353,700
03/01/41	7.250%	2,090,000	1,995,950

Arch Coal, Inc.
06/15/19	9.875%	299,000	266,110
06/15/21	7.250%	20,000	15,300

Arch Coal, Inc.(a) Secured
01/15/19	8.000%	356,000	355,110

CONSOL Energy, Inc.
03/01/21	6.375%	18,000	18,585

Calcipar SA Senior Secured(a)
05/01/18	6.875%	279,000	295,740

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	393,000	441,634

FQM Akubra, Inc.(a)
06/01/20	8.750%	259,000	281,015
06/01/21	7.500%	221,000	230,945

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	256,000	258,560

Nucor Corp. Senior Unsecured
09/15/22	4.125%	1,820,000	1,827,744
08/01/23	4.000%	12,705,000	12,402,367

Peabody Energy Corp.
11/15/21	6.250%	338,000	341,380

Rio Tinto Finance USA PLC
08/21/22	2.875%	1,900,000	1,770,855

Total			35,649,695

Non-Captive Consumer 0.8%
Discover Financial Services Senior Unsecured
04/27/22	5.200%	1,680,000	1,748,216
11/21/22	3.850%	4,244,000	4,024,034

HSBC Finance Capital Trust IX(b)
11/30/35	5.911%	4,140,000	4,264,200

HSBC Finance Corp. Subordinated Notes
01/15/21	6.676%	10,810,000	12,421,090

Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	405,000	402,975

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp. Senior Unsecured
10/01/21	7.750%	202,000	218,160
10/01/23	8.250%	148,000	160,580

Total			23,239,255

Non-Captive Diversified 1.4%
Air Lease Corp.
03/01/20	4.750%	644,000	668,955

CIT Group, Inc. Senior Unsecured
08/15/17	4.250%	243,000	253,024

CIT Group, Inc.(a) Senior Unsecured
02/15/19	5.500%	926,000	997,765

GE Capital Trust I(b)
11/15/67	6.375%	9,146,000	9,877,680

General Electric Capital Corp. Senior Unsecured
01/07/21	4.625%	2,395,000	2,611,621
09/07/22	3.150%	13,705,000	13,262,561

General Electric Capital Corp.(b) Subordinated Notes
11/15/67	6.375%	12,390,000	13,443,150

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	28,000	28,070
12/15/20	8.250%	895,000	1,047,150

Total			42,189,976

Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	824,000	879,620

Oil States International, Inc.
01/15/23	5.125%	213,000	240,158

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	440,000	442,200

Weatherford International Ltd.
03/15/38	7.000%	3,665,000	4,056,660

Total			5,618,638

Other Industry 0.6%
CBRE Services, Inc.
03/15/23	5.000%	140,000	134,575

Interline Brands, Inc.
11/15/18	7.500%	332,000	351,920

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	8,645,000	7,111,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	79

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	1,485,000	1,515,045

President and Fellows of Harvard College(a)
01/15/39	6.500%	7,120,000	9,062,607

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	215,000	222,525

Total			18,398,464

Packaging 0.1%
Beverage Packaging Holdings (Luxembourg) II SA(a)
12/15/16	5.625%	84,000	85,680
06/15/17	6.000%	14,000	14,175

Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	308,000	318,780

Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	417,000	425,340

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	268,000	287,430
08/15/19	9.875%	316,000	351,550
Senior Secured
08/15/19	7.875%	265,000	292,825

Total			1,775,780

Pharmaceuticals 0.9%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	96,000	97,331

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	149,000	167,625

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	6,872,000	7,198,118

Merck & Co., Inc. Senior Unsecured
09/15/22	2.400%	9,035,000	8,252,867
09/15/42	3.600%	8,475,000	7,019,893

Roche Holdings, Inc.(a)
03/01/19	6.000%	2,460,000	2,878,778

Valeant Pharmaceuticals International, Inc.(a)
12/01/21	5.625%	210,000	212,100
Senior Unsecured
07/15/21	7.500%	285,000	312,787

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	576,000	606,960
Senior Unsecured
08/15/18	6.750%	270,000	296,663

Total			27,043,122

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.8%
Alliant Holdings, Inc. Senior Unsecured(a)
12/15/20	7.875%	204,000	214,200

HUB International Ltd. Senior Unsecured(a)
10/01/21	7.875%	604,000	620,610

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	3,385,000	3,500,131
05/01/42	6.500%	5,665,000	6,217,066
Senior Unsecured
03/15/35	6.500%	2,985,000	3,258,939

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	6,875,000	8,548,698

Total			22,359,644

Railroads 0.6%
BNSF Funding Trust I(b)
12/15/55	6.613%	8,495,000	9,312,644

CSX Corp. Senior Unsecured
05/30/42	4.750%	4,340,000	4,122,627

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	2,950,000	3,395,771

Total			16,831,042

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	2,735,000	3,117,109

REITs 0.9%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	9,265,000	9,465,068

CyrusOne LP/Finance Corp.
11/15/22	6.375%	341,000	352,935

Duke Realty LP
02/15/15	7.375%	2,060,000	2,203,423
08/15/19	8.250%	4,294,000	5,316,681
06/15/22	4.375%	3,630,000	3,597,831

Simon Property Group LP Senior Unsecured
02/01/23	2.750%	7,385,000	6,748,406

Total			27,684,344

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.0%
McDonald’s Corp. Senior Unsecured
05/01/43	3.625%	13,515,000	11,319,022

Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%	16,982,000	16,426,502
11/01/43	5.350%	215,000	208,904

Total			27,954,428

Retailers 0.8%
Amazon.com, Inc. Senior Unsecured
11/29/22	2.500%	6,700,000	6,039,554

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	232,000	261,290

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a)
02/15/18	9.000%	127,000	130,175

J. Crew Group, Inc. Senior Unsecured PIK(a)
05/01/19	7.750%	168,000	171,780

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	157,000	164,261

L Brands, Inc.
04/01/21	6.625%	414,000	454,365

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	12,510,000	13,939,668
03/15/37	6.375%	1,940,000	2,164,914

Michaels Stores, Inc.(a)
12/15/20	5.875%	93,000	93,465

Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	124,000	128,030

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	365,000	379,600

Total			23,927,102

Supermarkets 0.9%
Kroger Co. (The)
12/15/18	6.800%	3,245,000	3,866,473
06/01/29	7.700%	4,585,000	5,626,629

Safeway, Inc. Senior Unsecured
02/01/31	7.250%	17,845,000	18,293,213

Total			27,786,315

Technology 0.9%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	271,000	281,162
04/01/20	6.375%	271,000	283,872

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Audatex North America, Inc.(a)
06/15/21	6.000%	232,000	243,020
11/01/23	6.125%	127,000	130,810

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	242,000	259,545

CDW LLC/Finance Corp.
04/01/19	8.500%	167,000	184,953

DuPont Fabros Technology LP
09/15/21	5.875%	131,000	135,258

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	136,000	135,320
07/15/21	7.000%	166,000	181,355

First Data Corp.
01/15/21	12.625%	404,000	474,195

First Data Corp.(a)
01/15/21	11.250%	102,000	112,583
06/15/21	10.625%	116,000	125,715
08/15/21	11.750%	267,000	281,685
Secured
01/15/21	8.250%	454,000	482,942
Senior Secured
08/15/20	8.875%	291,000	321,919
11/01/20	6.750%	375,000	388,125

First Data Corp.(a)(e)
08/15/21	11.750%	169,000	178,295

Freescale Semiconductor, Inc. Senior Secured(a)
01/15/22	6.000%	410,000	415,125

Microsoft Corp. Senior Unsecured
11/15/22	2.125%	2,205,000	1,991,975

NCR Escrow Corp.(a) Senior Unsecured
12/15/21	5.875%	82,000	83,435
12/15/23	6.375%	246,000	250,920

NXP BV/Funding LLC(a)
02/15/21	5.750%	209,000	218,405

Nuance Communications, Inc.(a)
08/15/20	5.375%	389,000	377,330

Oracle Corp. Senior Unsecured
10/15/22	2.500%	16,692,000	15,288,804
07/15/23	3.625%	3,050,000	3,025,499

VeriSign, Inc.
05/01/23	4.625%	231,000	220,605

Total			26,072,852

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	218,000	237,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	81

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund
December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC U.S.A. Finance LLC(a)
10/15/37	7.000%	3,184,000	3,768,019

Hertz Corp. (The)
10/15/18	7.500%	279,000	300,971
01/15/21	7.375%	183,000	200,843

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	302,000	312,192

Total			4,819,645

Wireless 0.3%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	661,000	647,780

MetroPCS Wireless, Inc.(a)
04/01/23	6.625%	233,000	239,990

NII International Telecom SCA(a)
08/15/19	11.375%	566,000	472,610

SBA Telecommunications, Inc.
07/15/20	5.750%	630,000	655,200

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	233,000	252,223
11/15/21	11.500%	167,000	218,770
11/15/22	6.000%	1,000	975

Sprint Communications, Inc.(a)
11/15/18	9.000%	935,000	1,124,337
03/01/20	7.000%	125,000	139,375

Sprint Corp.(a)
09/15/21	7.250%	487,000	522,916
09/15/23	7.875%	487,000	523,525

T-Mobile USA, Inc.
04/28/20	6.542%	103,000	109,438
04/28/21	6.633%	298,000	313,645
01/15/22	6.125%	106,000	107,855
04/28/22	6.731%	305,000	317,962
04/28/23	6.836%	60,000	62,250
01/15/24	6.500%	106,000	107,325

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	1,843,000	1,747,081

Wind Acquisition Finance SA Senior Secured(a)
04/30/20	6.500%	447,000	476,055

Total			8,039,312

Wirelines 3.7%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	4,470,000	4,648,800

Embarq Corp. Senior Unsecured
06/01/36	7.995%	5,310,000	5,376,056

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Frontier Communications Corp. Senior Unsecured
04/15/22	8.750%	339,000	376,290
01/15/23	7.125%	255,000	251,813

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	302,000	347,300
06/01/19	8.875%	92,000	100,510

Level 3 Financing, Inc.
06/01/20	7.000%	86,000	91,053
07/15/20	8.625%	138,000	154,560

Level 3 Financing, Inc.(a)
01/15/21	6.125%	161,000	162,610

Level 3 Financing, Inc.(a)(b)
01/15/18	3.846%	81,000	81,506

PAETEC Holding Corp.
12/01/18	9.875%	605,000	676,088

Telecom Italia Capital SA
06/04/18	6.999%	25,670,000	28,429,525

Telefonica Emisiones SAU
04/27/18	3.192%	4,677,000	4,763,136
02/16/21	5.462%	1,007,000	1,064,983

Verizon Communications, Inc. Senior Unsecured
09/14/18	3.650%	41,319,000	43,738,806
11/01/22	2.450%	6,405,000	5,669,994

Verizon New England, Inc.
11/15/29	7.875%	2,215,000	2,599,672

Verizon New York, Inc.
04/01/32	7.375%	6,750,000	7,652,414

Verizon Virginia LLC
10/01/29	8.375%	2,305,000	2,727,942

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	268,000	308,870
Senior Secured
01/01/20	8.125%	292,000	319,740

Total			109,541,668

Total Corporate Bonds & Notes (Cost: $1,402,475,448)			1,383,186,488

Residential Mortgage-Backed Securities — Agency 15.8%
Federal Home Loan Mortgage Corp.(f)
06/01/43	3.500%	10,383,260	10,319,743
05/01/41 - 06/01/41	4.500%	18,645,939	19,817,875
07/01/39	5.000%	3,432,963	3,719,044
06/01/33	5.500%	438,925	489,944
09/01/28 - 07/01/37	6.000%	11,783,957	13,628,587
04/01/30 - 04/01/32	7.000%	391,375	444,257
08/01/24	8.000%	35,335	41,347
01/01/25	9.000%	12,988	15,020

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e)(f)
01/16/29 - 01/13/44	3.000%	55,125,000	53,534,880
01/13/44	3.500%	25,000,000	24,833,985

Federal National Mortgage Association(f)
09/01/28	3.000%	4,084,117	4,171,165
03/01/43 - 08/01/43	3.500%	22,984,057	22,876,149
09/01/41 - 06/01/42	4.000%	85,404,098	88,084,169
05/01/39 - 08/01/41	4.500%	39,272,147	41,680,423
05/01/41	5.000%	4,171,105	4,553,267
02/01/29 - 09/01/36	5.500%	11,028,923	12,213,866
10/01/28 - 08/01/35	6.000%	9,494,590	10,710,524
05/01/29 - 07/01/38	7.000%	13,295,670	15,224,788
02/01/27 - 09/01/31	7.500%	189,752	216,610
11/01/21 - 04/01/22	8.000%	19,662	22,165
04/01/23	8.500%	25,836	27,951
06/01/24	9.000%	38,480	42,875

Federal National Mortgage Association(f)(g)
04/01/34 - 01/01/36	5.500%	10,643,997	11,799,183

Federal National Mortgage Association(f)(h) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	184,754	6,399

Government National Mortgage Association(e)(f)
01/21/44	3.000%	29,760,000	28,739,324
01/21/44	3.500%	35,000,000	35,274,806
01/21/44	4.000%	28,500,000	29,614,396

Government National Mortgage Association(f)
05/15/42	3.000%	11,579,844	11,205,142
06/15/41	4.500%	19,106,479	20,601,829

Total Residential Mortgage-Backed Securities — Agency
(Cost: $459,540,274)			463,909,713

Residential Mortgage-Backed Securities — Non-Agency 4.1%
American General Mortgage Loan Trust(a)(b)(f)
CMO Series 2009-1 Class A7
09/25/48	5.750%	11,032,000	11,152,227
CMO Series 2010-1A Class A1
03/25/58	5.150%	303,901	305,798

BCAP LLC Trust(a)(b)(f)
08/26/36	0.286%	3,585,672	3,506,245
01/26/37	0.336%	5,532,067	5,417,270
09/26/36	3.500%	8,177,552	8,172,239
CMO Series 2012-RR10 Class 5A5
04/26/36	0.431%	8,757,586	8,492,688
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	7,278,870	7,441,783

BCAP LLC(a)(b)(f)
Series 2013-RR2 Class 7A1
07/26/36	3.000%	4,276,114	4,241,478

BCAP LLC(a)(b)(f)
05/26/47	0.375%	2,918,060	2,655,434

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-RR3 Class 2A1
02/26/37	2.455%	2,948,739	2,934,166

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(f)
08/27/37	6.000%	1,258,371	1,316,444

Banc of America Funding Corp. CMO Series 2012-R5 Class A(a)(b)(f)
10/03/39	0.430%	5,655,786	5,559,865

Bayview Opportunity Master Fund Trust IIB LP(a)(b)(f)
CMO Series 2012-6NPL Class A
01/28/33	2.981%	1,512,180	1,505,980
Series 2012-4NPL Class A
07/28/32	3.475%	781,224	783,401

Citigroup Mortgage Loan Trust, Inc.(a)(b)(f)
CMO Series 2012-7 Class 12A1
03/25/36	2.628%	1,751,473	1,783,872
CMO Series 2012-9 Class 1A1
02/20/36	5.085%	4,308,029	4,414,300
CMO Series 2013-2 Class 1A1
11/25/37	5.916%	4,661,064	4,796,408

Citigroup Mortgage Loan Trust, Inc.(a)(f)
CMO Series 2012-A Class A
06/25/51	2.500%	3,244,983	3,046,344

Credit Suisse Mortgage Capital Certificates(a)(b)(f)
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	1,261,908	1,283,019
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	1,340,185	1,338,804
CMO Series 2011-17R Class 3A1
10/27/35	2.357%	6,018,238	6,050,564
CMO Series 2012-4R Class 8A1
06/27/47	2.927%	2,120,760	2,122,377

GCAT
Series 2013-RP1 Class A1(a)(b)(f)
06/25/18	3.500%	4,551,389	4,451,713

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(b)(f)
10/26/36	3.250%	755,303	752,216

Morgan Stanley Re-Remic Trust(a)(b)(f)
CMO Series 2012-R2 Class 1A
11/26/36	0.325%	2,249,820	2,227,547
CMO Series 2013-R1 Class 4A
12/26/36	2.086%	4,174,107	4,239,015
CMO Series 2013-R2 Class 1A
10/26/36	2.013%	8,642,281	8,766,730

Nomura Asset Acceptance Corp.(b)(f)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	226,746	226,512
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,434,829	1,433,139

Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(a)(b)(f)
01/26/37	0.339%	3,808,140	3,641,276

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	83

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(f)
08/26/52	2.734%	1,391,258	1,397,861

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(f)
09/25/57	2.667%	1,965,083	2,007,946

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(b)(f)
12/25/34	4.740%	232,917	232,937

Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(b)(f)
11/25/53	3.960%	1,657,670	1,655,903

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $118,926,760)			119,353,501

Commercial Mortgage-Backed Securities — Non-Agency 7.8%
Aventura Mall Trust Series 2013-AVM Class D(a)(b)(f)
12/05/32	3.743%	1,905,000	1,834,160

COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(b)(f)
05/15/46	5.770%	8,470,000	9,370,158

Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(f)
10/15/49	5.431%	4,435,000	4,838,891

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(f)
Series 2005-CD1 Class A4
07/15/44	5.218%	2,557,000	2,711,098

Citigroup/Deutsche Bank Commercial Mortgage Trust(f)
Series 2007-CD4 Class A4
12/11/49	5.322%	11,330,000	12,447,632

Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(b)(f)
06/15/39	5.683%	4,377,765	4,804,881

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(f)
09/18/39	5.467%	3,224,144	3,510,026

DBRR Trust(a)(f)
Series 2012-EZ1 Class A
09/25/45	0.946%	1,263,566	1,263,625
09/25/45	1.393%	1,067,000	1,065,104
09/25/45	2.062%	4,714,396	4,720,536

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(b)(f)
06/10/48	4.772%	2,907,000	3,014,632

GS Mortgage Securities Corp. II Series 2007-GG10 Class A4(b)(f)
08/10/45	5.804%	6,338,000	6,959,555

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Trust Series 2007-GG10 Class AM(b)(f)
08/10/45	5.804%	3,475,000	3,530,753

General Electric Capital Assurance Co.(a)(b)(f)
Series 2003-1 Class A4
05/12/35	5.254%	1,889,163	1,961,815
Series 2003-1 Class A5
05/12/35	5.743%	4,845,000	5,509,201

Greenwich Capital Commercial Funding Corp.(b)(f)
Series 2005-GG5 Class AM
04/10/37	5.277%	8,638,232	9,170,183
Series 2006-GG7 Class AM
07/10/38	5.820%	3,930,000	4,290,279

Greenwich Capital Commercial Funding Corp.(f)
Series 2007-GG11 Class A4
12/10/49	5.736%	13,347,000	14,910,481
Series 2007-GG9 Class A4
03/10/39	5.444%	17,120,000	18,805,361

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class ASB(b)(f)
04/15/43	5.490%	2,783,965	2,858,124

JPMorgan Chase Commercial Mortgage Securities Trust(b)(f)
Series 2005-LDP3 Class ASB
08/15/42	4.893%	2,091,840	2,146,316

JPMorgan Chase Commercial Mortgage Securities Trust(f)
Series 2005-LDP2 Class A3
07/15/42	4.697%	1,390,788	1,414,270

LB-UBS Commercial Mortgage Trust(b)(f)
Series 2006-C4 Class AM
06/15/38	5.878%	1,278,000	1,394,784
Series 2007-C7 Class A3
09/15/45	5.866%	6,083,689	6,771,863

LB-UBS Commercial Mortgage Trust(f)
Series 2005-C3 Class A5
07/15/30	4.739%	4,865,940	5,056,679
Series 2006-C1 Class A4
02/15/31	5.156%	4,599,000	4,911,897
Series 2007-C2 Class A3
02/15/40	5.430%	15,070,158	16,601,377

Merrill Lynch/Countrywide Commercial Mortgage Trust(b)(f)
Series 2007-6 Class A4
03/12/51	5.485%	9,336,000	10,269,394
Series 2007-8 Class A3
08/12/49	5.894%	12,592,000	14,043,178

Morgan Stanley Capital I, Inc.(b)(f)
Series 2007-IQ15 Class A4
06/11/49	5.910%	9,505,321	10,603,889

Morgan Stanley Capital I, Inc.(f)
Series 2007-IQ16 Class A4
12/12/49	5.809%	2,982,000	3,333,688

Morgan Stanley Re-Remic Trust(a)(b)(f)
Series 2009-GG10 Class A4B
08/12/45	5.804%	4,394,000	4,799,711
Series 2010-GG10 Class A4A
08/15/45	5.804%	15,981,000	17,460,505

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RIAL(a)(f)
06/20/28	2.500%	1,941,683	1,941,683

Rialto Real Estate Fund Series 2013-LT2 Class A(a)(f)
05/22/28	2.833%	1,539,165	1,541,748

S2 Hospitality LLC Series 2012-LV1 Class A(a)(f)
04/15/25	4.500%	12,975	12,975

SMA 1 LLC Series 2012-LV1 Class A(a)(f)
08/20/25	3.500%	361,990	363,032

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(b)(f)
08/15/39	5.565%	1,356,755	1,398,827

Wachovia Bank Commercial Mortgage Trust(b)(f)
Series 2006-C24 Class A3
03/15/45	5.558%	4,622,000	4,985,895
Series 2006-C27 Class AM
07/15/45	5.795%	2,922,000	3,183,615

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $230,133,156)			229,811,821

Asset-Backed Securities — Agency 3.0%
Small Business Administration Participation Certificates
Series 2011-20K Class 1
11/01/31	2.870%	4,838,020	4,742,914
Series 2012-20C Class 1
03/01/32	2.510%	2,240,510	2,146,872
Series 2012-20G Class 1
07/01/32	2.380%	1,215,814	1,156,970
Series 2012-20L Class 1
12/01/32	1.930%	1,168,795	1,070,825
Series 2013-20A Class 1
01/01/33	2.130%	2,535,498	2,368,719
Series 2013-20B Class 1
02/01/33	2.210%	11,572,567	10,838,617
Series 2013-20C Class 1
03/01/33	2.220%	9,303,228	8,695,961
Series 2013-20D Class 1
04/01/33	2.080%	10,416,624	9,628,935
Series 2013-20F Class 1
06/01/33	2.450%	6,098,572	5,747,732
Series 2013-20G Class 1
07/01/33	3.150%	3,160,000	3,102,058
Series 2013-20H Class 1
08/01/33	3.160%	12,605,000	12,420,467
Series 2013-20I Class 1
09/01/33	3.620%	9,000,000	9,129,781
Series 2013-20K Class 1
11/01/33	3.380%	3,785,000	3,792,341
Series 2013-20L Class 1
12/01/33	3.380%	12,510,000	12,652,802

Total Asset-Backed Securities — Agency (Cost: $90,352,924)			87,494,994

Asset-Backed Securities — Non-Agency 9.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XXVI CLO Ltd. Series 2013-1A Class A(a)(b)
04/15/25	1.344%	13,104,000	12,906,798

Ally Auto Receivables Trust Series 2013-2 Class A3
01/15/18	0.790%	8,850,000	8,847,880

Ally Master Owner Trust Series 2012-5 Class A
09/15/19	1.540%	2,184,000	2,168,613

American Express Credit Account Master Trust Series 2013-3 Class A
05/15/19	0.980%	6,545,000	6,530,827

Atrium X(a)(b)
Series 10A Class A
07/16/25	1.396%	7,726,000	7,614,738
Series 10A Class B1
07/16/25	1.926%	2,795,000	2,740,232

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	6,300,000	6,297,472

Blue Hill CLO Ltd. Series 2013-1A Class A(a)(b)
01/15/26	1.767%	11,550,000	11,514,553

Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3
09/16/19	0.960%	19,685,000	19,447,766

Carlyle Global Market Strategies Series 2013-2A Class A1(a)(b)
04/18/25	1.396%	2,935,000	2,899,639

Chase Issuance Trust Series 2013-A8 Class A8
10/15/18	1.010%	19,495,000	19,463,471

Citibank Credit Card Issuance Trust Series 2013-A6 Class A6
09/07/18	1.320%	21,390,000	21,536,030

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(b)
06/25/37	5.898%	945,872	951,328

Countrywide Asset-Backed Certificates(b)
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	1,141,632	1,098,734
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	2,164,339	2,140,309

Ford Credit Auto Owner Trust Series 2013-D Class A3
04/15/18	0.670%	12,915,000	12,914,704

Honda Auto Receivables Owner Trust Series 2013-4 Class A3
09/18/17	0.690%	10,480,000	10,474,160

ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b)
05/01/22	0.472%	15,011,000	14,664,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	85

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(b)
01/25/37	0.235%	5,739	5,739

MAPS CLO Fund II, Ltd. Series 2007-2A Class A1(a)(b)
07/20/22	0.482%	6,845,000	6,614,892

Mercedes-Benz Auto Lease Trust Series 2013-B Class A3
07/15/16	0.620%	7,225,000	7,224,814

Mountain View CLO III Ltd. Series 2007-3A Class A1(a)(b)
04/16/21	0.461%	16,075,633	15,835,174

Nissan Auto Lease Trust Series 2013-B Class A3
06/15/16	0.750%	4,105,000	4,104,138

Nissan Auto Receivables Owner Trust Series 2013-C Class A3
08/15/18	0.670%	13,156,000	13,153,406

Nomad CLO Ltd. Series 2013-1A Class A1(a)(b)
01/15/25	1.468%	8,650,000	8,526,123

OHA Credit Partners VIII Ltd.(a)(b)
Series 2013-8A Class A
04/20/25	1.362%	6,876,000	6,765,902
Series 2013-8A Class B
04/20/25	1.892%	4,413,000	4,369,700

Porsche Innovative Lease Owner Trust Series 2013-1 Class A3(a)
08/22/16	0.700%	6,300,000	6,296,027

Race Point VIII CLO Ltd. Series 2013-8A Class A(a)(b)
02/20/25	1.487%	10,734,000	10,618,577

SMART Trust Series 2012-1USA Class A4A(a)
12/14/17	2.010%	2,572,000	2,597,378

SVO VOI Mortgage Corp. Series 2012-AA Class A(a)
09/20/29	2.000%	2,772,897	2,767,865

Sierra Receivables Funding Co. LLC Series 2012-3A Class A(a)
08/20/29	1.870%	2,486,046	2,492,560

Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3
04/20/18	0.700%	8,460,000	8,444,044

Total Asset-Backed Securities — Non-Agency (Cost: $264,371,024)			264,028,034

U.S. Treasury Obligations 6.4%
U.S. Treasury
09/30/15	0.250%	8,741,000	8,732,805
11/30/18	1.250%	33,245,800	32,534,140
09/30/20	2.000%	3,331,000	3,256,052

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/43	3.625%	39,818,000	37,603,124

U.S. Treasury(i)
09/15/16	0.875%	66,766,000	67,162,457
11/15/23	2.750%	38,774,000	37,931,877

Total U.S. Treasury Obligations (Cost: $189,371,843)			187,220,455

U.S. Government & Agency Obligations 0.7%
Residual Funding Corp.(j)
STRIPS
10/15/19	0.000%	14,154,000	12,290,131
10/15/20	0.000%	10,145,000	8,351,171

Total U.S. Government & Agency Obligations (Cost: $21,547,074)			20,641,302

Foreign Government Obligations(k) 1.1%
Brazil 0.3%
Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%	7,816,000	7,503,360

Chile 0.1%
Chile Government International Bond Senior Unsecured
10/30/22	2.250%	1,650,000	1,464,375

Colombia 0.2%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%	6,232,000	6,646,627

Italy 0.1%
Republic of Italy Senior Unsecured
09/27/23	6.875%	2,855,000	3,384,271

Mexico 0.2%
Mexico Government International Bond
Senior Unsecured
03/15/22	3.625%	3,380,000	3,380,000
03/08/44	4.750%	1,380,000	1,243,725

Total			4,623,725

Poland 0.1%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%	3,270,000	3,494,813

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 0.1%
Nakilat, Inc. Senior Secured(a)
12/31/33	6.067%	3,630,000	3,793,350

Total Foreign Government Obligations
(Cost: $32,373,250)			30,910,521

Municipal Bonds 1.0%
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	1,260,000	1,387,184

Georgia 0.1%
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C
10/01/23	4.000%	3,500,000	3,812,480

Illinois —%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	1,020,000	1,131,833

Kentucky 0.4%
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	12,521,573	12,893,088

Ohio 0.3%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B
01/01/29	3.985%	4,470,000	4,080,484
Series 2013-B
01/01/35	4.532%	4,210,000	3,899,134

Total			7,979,618

Puerto Rico 0.1%
Puerto Rico Sales Tax Financing Corp.(l) 1st Subordinated Revenue Bonds Series 2010C
08/01/41	5.250%	1,720,000	1,175,431

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds First Subordinated Series 2009A-1
08/01/43	5.250%	1,715,000	1,162,067
First Subordinated Series 2009B
08/01/44	6.500%	685,000	536,396

Total			2,873,894

Total Municipal Bonds
(Cost: $31,281,776)			30,078,097

Preferred Debt 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.4%
Citigroup Capital XIII(b)
10/30/40	7.875%	1,065,050	29,022,612

HSBC Holdings PLC
12/31/49	8.000%	288,675	7,776,905

M&T Bank Corp.(b)
12/31/49	6.375%	8,305	7,603,228
12/31/49	6.375%	800	731,880

PNC Financial Services Group, Inc. (The)(b)
12/31/49	6.125%	453,550	11,452,137

U.S. Bancorp(b)
12/31/49	6.500%	339,724	8,934,741

Wells Fargo & Co.(b)
12/31/49	5.850%	210,000	4,949,700

Total			70,471,203

Building Materials 0.2%
Stanley Black & Decker, Inc.
07/25/52	5.750%	214,525	4,586,544

Property & Casualty 0.1%
Allstate Corp. (The)(b)
01/15/53	5.100%	165,225	3,983,575

Total Preferred Debt
(Cost: $83,451,612)			79,041,322

Senior Loans 1.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(b)(m)
04/25/20	4.750%	166,165	168,242

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	87

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage —%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(b)(m)
02/28/19	6.500%	348,347	344,167

Chemicals —%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(b)(m)
02/01/20	4.750%	229,267	230,700

Construction Machinery —%
CPM Acquisition Corp. 1st Lien Term Loan(b)(m)
08/29/17	6.250%	508,513	510,420

Consumer Cyclical Services —%
Brickman Group Holdings, Inc. 2nd Lien Term Loan(b)(e)(m)
12/17/21	7.500%	62,000	63,298

New Breed, Inc. Term Loan(b)(m)
10/01/19	6.000%	264,268	264,598

Total			327,896

Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(b)(e)(m)
07/30/20	4.250%	152,761	152,743

Food and Beverage 0.7%
HJ Heinz Co.(b)(m) Tranche B1 Term Loan
06/07/19	3.250%	15,722,787	15,805,803
Tranche B2 Term Loan
06/05/20	3.500%	4,189,474	4,218,633

New HB Acquisition LLC Tranche B Term Loan(b)(m)
04/09/20	6.750%	243,000	251,505

Total			20,275,941

Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(m)
03/20/20	8.500%	223,000	223,000

ConvaTec, Inc. Term Loan(b)(m)
12/22/16	4.000%	94,051	94,482

U.S. Renal Care, Inc.(b)(e)(m) 1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	530,031	531,356

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

U.S. Renal Care, Inc.(b)(m) 2nd Lien Term Loan
01/03/20	10.250%	376,000	383,050

United Surgical Partners International, Inc. Tranche B Term Loan(b)(m)
04/03/19	4.750%	212,564	213,361

Total			1,445,249

Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(b)(m)
12/28/20	6.250%	85,000	86,913

Hilton Worldwide Financial LLC Term Loan(b)(m)
10/26/20	3.750%	232,895	234,641

Playa Resorts Holding Term Loan(b)(m)
08/09/19	4.750%	121,695	122,760

Total			444,314

Metals —%
Arch Coal, Inc. Tranche B Term Loan(b)(e)(m)
05/16/18	6.250%	355,101	349,849

Packaging —%
Exopack Holdings S.A. Term Loan(b)(e)(m)
05/08/19	5.250%	191,000	193,865

Property & Casualty 0.1%
Asurion LLC Tranche B1 Term Loan(b)(m)
05/24/19	4.500%	688,050	687,534

Lonestar Intermediate Super Holdings LLC Term Loan(b)(m)
09/02/19	11.000%	1,066,000	1,096,647

Total			1,784,181

Retailers —%
Neiman Marcus Group, Inc. (The) Term Loan(b)(m)
10/25/20	5.000%	291,000	294,355

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(m)
08/21/20	5.750%	362,000	370,486

Total			664,841

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.1%
Blue Coat Systems, Inc. 2nd Lien Term Loan(b)(m)
06/26/20	9.500%	382,000	387,730

Digital Insight Corp.(b)(m) 1st Lien Term Loan
10/16/19	4.750%	66,000	66,000
2nd Lien Term Loan
08/01/20	8.750%	78,000	79,560

ION Trading Technologies SARL 2nd Lien Term Loan(b)(m)
05/22/21	8.250%	122,333	124,551

Triple Point Group Holdings, Inc. 2nd Lien Term Loan(b)(m)
07/10/21	9.250%	204,000	171,360

Total			829,201

Wirelines —%
Integra Telecom Holdings, Inc.(b)(m) 2nd Lien Term Loan
02/21/20	9.750%	64,000	65,712
Tranche B Term Loan
02/22/19	5.250%	182,620	184,826

Total			250,538

Total Senior Loans
(Cost: $27,882,045)			27,972,147

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(a)(c)(d)(n)	608	6

Total Warrants
(Cost: $24,486)		6

Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(o)(p)	171,499,384	171,499,384

Total Money Market Funds
(Cost: $171,499,384)		171,499,384

Total Investments
(Cost: $3,123,231,056)		3,095,147,785

Other Assets & Liabilities, Net		(168,749,105)

Net Assets		2,926,398,680

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $4,137,393 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US LONG BOND	(814)	USD	(104,446,376)	March 2014	1,779,345	—

US 2YR NOTE	1,015	USD	223,109,688	April 2014	—	(395,595)

US 5YR NOTE	6	USD	715,875	March 2014	—	(5,917)

US 10YR NOTE	90	USD	11,074,219	March 2014	—	(138,983)

US ULTRA T-BOND	(300)	USD	(40,875,000)	March 2014	669,652	—

Total					2,448,997	(540,495)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	89

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Credit Default Swap Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $10,514,000 were pledged as collateral to cover open credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Barclays Bank, PLC	June 20, 2018	1.00	14,335,000	(123,700)	(362,816)	(4,778)	—	(491,294)

Citibank	CDX Emerging Markets Index 19-V1	June 20, 2018	5.00	7,565,000	(667,274)	368,465	(12,608)	—	(311,417)

Goldman Sachs International	CDX Emerging Markets Index 19-V1	June 20, 2018	5.00	7,830,000	(690,649)	280,521	(13,050)	—	(423,178)

JPMorgan	CDX North America High Yield 20	June 20, 2018	5.00	15,515,000	(1,446,417)	771,148	(25,858)	—	(701,127)

Barclays	CDX North America High Yield Index 20-V1	June 20, 2018	5.00	62,605,000	(5,836,475)	1,584,156	(104,342)	—	(4,356,661)

JPMorgan	CDX North America Investment Grade 20	June 20, 2018	1.00	51,700,000	(1,002,055)	386,195	(17,233)	—	(633,093)

JPMorgan	Citigroup, Inc.	June 20, 2018	1.00	10,000,000	(157,453)	(34,041)	(3,333)	—	(194,827)

Barclays	Home Depot, Inc.	June 20, 2018	1.00	485,000	(17,208)	13,631	(162)	—	(3,739)

Goldman Sachs International	Home Depot, Inc.	June 20, 2018	1.00	15,245,000	(540,902)	413,933	(5,082)	—	(132,051)

JPMorgan	Home Depot, Inc.	June 20, 2018	1.00	16,155,000	(573,189)	460,983	(5,385)	—	(117,591)

Citibank	Marriott International, Inc.	June 20, 2018	1.00	5,810,000	(164,651)	120,043	(1,937)	—	(46,545)

JPMorgan	Barclays Bank, PLC	September 20, 2018	1.00	2,545,000	(17,856)	(54,645)	(848)	—	(73,349)

Citibank	H.J. Heinz Company	September 20, 2018	1.00	5,885,000	38,641	(176,417)	(1,962)	—	(139,738)

Goldman Sachs International	Home Depot, Inc.	September 20, 2018	1.00	6,655,000	(243,364)	184,974	(2,218)	—	(60,608)

Barclays	Morgan Stanley	September 20, 2018	1.00	6,240,000	(47,130)	(222,847)	(2,080)	—	(272,057)

Citibank	Morgan Stanley	September 20, 2018	1.00	9,355,000	(70,658)	(349,597)	(3,118)	—	(423,373)

Citibank	Nucor Corp.	September 20, 2018	1.00	6,040,000	(155,016)	40,726	(2,013)	—	(116,303)

Goldman Sachs International	Nucor Corp.	September 20, 2018	1.00	2,425,000	(62,237)	19,628	(808)	—	(43,417)

Barclays	Telecom Italia SPA	September 20, 2018	1.00	2,605,000	132,168	(241,292)	(868)	—	(109,992)

Goldman Sachs International	Bank of America Corp.	December 20, 2018	1.00	27,660,000	(301,994)	183,763	(9,220)	—	(127,451)

Morgan Stanley*	CDX North America Investment Grade 21-V1	December 20, 2018	1.00	38,170,000	(390,605)	—	(12,723)	—	(403,328)

Morgan Stanley*	CDX North America Investment Grade 21-V1	December 20, 2018	5.00	29,865,000	(540,783)	—	(49,775)	—	(590,558)

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Credit Default Swap Contracts Outstanding at December 31, 2013 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Citigroup, Inc.	December 20, 2018	1.00	19,285,000	(269,935)	155,773	(6,428)	—	(120,590)

Barclays	D.R. Horton, Inc.	December 20, 2018	1.00	7,285,000	212,553	(329,739)	(2,428)	—	(119,614)

JPMorgan	D.R. Horton, Inc.	December 20, 2018	1.00	20,610,000	601,335	(915,316)	(6,870)	—	(320,851)

Morgan Stanley	Goldman Sachs Group, Inc.	December 20, 2018	1.00	16,635,000	(56,796)	0	(5,545)	—	(62,341)

Goldman Sachs International	H.J. Heinz Company	December 20, 2018	1.00	14,165,000	161,557	(378,435)	(4,722)	—	(221,600)

Barclays	Limited Brands, Inc.	December 20, 2018	1.00	14,490,000	297,066	(502,516)	(4,830)	—	(210,280)

Barclays	Toll Brothers, Inc.	December 20, 2018	1.00	9,010,000	188,356	(340,709)	(3,003)	—	(155,356)

Goldman Sachs International	Toll Brothers, Inc.	December 20, 2018	1.00	23,395,000	489,077	(1,035,850)	(7,798)	—	(554,571)

Barclays	Marriott International, Inc.	March 20, 2019	1.00	7,250,000	(207,660)	182,220	(2,417)	—	(27,857)

Goldman Sachs International	Textron, Inc.	March 20, 2019	1.00	14,325,000	63,196	(111,982)	(4,775)	—	(53,561)

Total								—	(11,618,318)

*	At December 31, 2013, securities totaling $2,821,239 were pledged as collateral to cover open centrally cleared swap contracts.

Interest Rate Swap Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $2,887 were pledged as collateral to cover open interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Receive	0.8160	September 25, 2016	USD	261,000	(81)	—	(1,076)

Total								—	(1,076)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $530,945,304 or 18.14% of net assets.

(b)	Variable rate security.

(c)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $662,378, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artist Theatre Circuit, Inc.
1995-A Pass-Through Certificates
9.300% 07/01/15	12/08/95	662,372

Green Field Energy Services, Inc.	11/09/2011 - 12/14/2011	24,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	91

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $662,378, which represents 0.02% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	This security, or a portion of this security, was pledged as collateral for open futures contracts.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(j)	Zero coupon bond.

(k)	Principal and interest may not be guaranteed by the government.

(l)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2013, the value of these securities amounted to $2,873,894 or 0.10% of net assets.

(m)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n)	Non-income producing.

(o)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	58,092,902	1,679,863,079	(1,566,456,597)	171,499,384	69,201	171,499,384

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	1,825,095	662,372	2,487,467

All Other Industries	—	1,380,699,021	—	1,380,699,021

Residential Mortgage-Backed Securities — Agency	—	463,909,713	—	463,909,713

Residential Mortgage-Backed Securities — Non-Agency	—	99,956,332	19,397,169	119,353,501

Commercial Mortgage-Backed Securities — Non-Agency	—	220,820,873	8,990,948	229,811,821

Asset-Backed Securities — Agency	—	74,842,192	12,652,802	87,494,994

Asset-Backed Securities — Non-Agency	—	264,028,034	—	264,028,034

U.S. Treasury Obligations	187,220,455	—	—	187,220,455

U.S. Government & Agency Obligations	—	20,641,302	—	20,641,302

Foreign Government Obligations	—	30,910,521	—	30,910,521

Municipal Bonds	—	30,078,097	—	30,078,097

Preferred Debt	79,041,322	—	—	79,041,322

Total Bonds	266,261,777	2,587,711,180	41,703,291	2,895,676,248

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	93

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Warrants

Energy	—	6	—	6

Total Equity Securities	—	6	—	6

Other

Senior Loans	—

Automotive	—	—	168,242	168,242

Food and Beverage	—	20,024,436	251,505	20,275,941

Health Care	—	1,222,249	223,000	1,445,249

Lodging	—	357,401	86,913	444,314

All Other Industries	—	5,638,401	—	5,638,401

Total Other	—	27,242,487	729,660	27,972,147

Mutual Funds

Money Market Funds	171,499,384	—	—	171,499,384

Total Mutual Funds	171,499,384	—	—	171,499,384

Investments in Securities	437,761,161	2,614,953,673	42,432,951	3,095,147,785

Derivatives

Assets

Futures Contracts	2,448,997	—	—	2,448,997

Liabilities

Futures Contracts	(540,495)	—	—	(540,495)

Swap Contracts	—	(11,619,394)	—	(11,619,394)

Total	439,669,663	2,603,334,279	42,432,951	3,085,436,893

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities - Non-Agency ($)	Commercial Mortgage-Backed Securities - Non-Agency ($)	Asset-Backed Securities - Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2012	951,045	44,279,989	14,125,454	—	378,107	918,055	60,652,650

Accrued discounts/premiums	—	11,985	(1,695)	(55)	—	(124)	10,111

Realized gain (loss)	—	(6,492)	10,243	—	—	23,064	26,815

Change in unrealized appreciation (depreciation)(a)	—	33,916	(4,337)	122,418	—	(11,338)	140,659

Sales	(288,673)	(12,255,309)	(8,478,717)	—	—	(1,382,548)	(22,405,247)

Purchases	—	23,786,091	3,340,000	12,530,439	—	1,182,551	40,839,081

Transfers out of Level 3	—	(36,453,011)	-—	—	(378,107)	—	(36,831,118)

Balance as of December 31, 2013	662,372	19,397,169	8,990,948	12,652,802	—	729,660	42,432,951

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $168,108, which is comprised of Residential Mortgage-Backed Securities - Non-Agency of $33,916, Commercial Mortgage-Backed Securities - Non-Agency of $(4,337), Asset-Backed Securities - Agency of $122,418 and Senior Loans of $16,111.

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain seniors loans, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	95

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 95.9%
Issuer	Shares	Value ($)
Brazil 7.0%
AmBev SA ADR	1,711,380	12,578,643

Arezzo Industria e Comercio SA	310,000	3,909,081

Banco Bradesco SA, ADR	568,767	7,126,651

Cielo SA	185,320	5,156,833

Cosan Ltd., Class A	326,809	4,483,819

Hypermarcas SA	523,700	3,917,900

Linx SA	176,900	3,592,362

M. Dias Branco SA	53,600	2,271,908

Mills Estruturas e Servicos de Engenharia SA	625,700	8,751,976

Petroleo Brasileiro SA, ADR	253,794	3,497,281

Qualicorp SA(a)	265,300	2,530,147

Raia Drogasil SA	270,700	1,695,855

Ultrapar Participacoes SA	376,800	8,935,874

Vale SA	159,700	2,417,246

Total		70,865,576

Canada 0.3%
Pacific Rubiales Energy Corp.	205,107	3,541,221

Chile 0.7%
SACI Falabella	754,553	6,767,929

China 19.8%
58.Com, Inc., ADR(a)	147,681	5,662,090

Anhui Conch Cement Co., Ltd., Class H	1,931,000	7,184,402

ANTA Sports Products Ltd.	2,131,000	2,644,080

Anxin-China Holdings Ltd.	3,268,000	1,038,925

Autohome, Inc., ADR(a)	45,418	1,661,845

Baidu, Inc., ADR(a)	21,357	3,798,983

China Mengniu Dairy Co., Ltd.	956,000	4,546,794

China Merchants Bank Co., Ltd., Class H	3,162,500	6,763,187

China Merchants Holdings International Co., Ltd.	1,204,000	4,410,928

China Overseas Land & Investment Ltd.	3,806,000	10,742,997

China Pacific Insurance Group Co., Ltd., Class H	1,658,600	6,524,702

China Petroleum & Chemical Corp., Class H	12,304,200	10,095,918

China Vanke Co., Ltd., Class B	3,726,532	5,818,441

CIMC Enric Holdings Ltd.	2,984,000	4,823,525

CNOOC Ltd.	5,522,000	10,269,693

CSPC Pharmaceutical Group Ltd.	4,666,000	3,688,244

Common Stocks (continued)
Issuer	Shares	Value ($)
ENN Energy Holdings Ltd.	1,522,000	11,280,123

GCL-Poly Energy Holdings Ltd.(a)	19,565,000	6,083,117

Guangdong Investment Ltd.	5,514,000	5,394,337

Huaneng Power International, Inc., Class H	6,700,000	6,074,309

Industrial & Commercial Bank of China Ltd., Class H	16,653,000	11,292,576

Lenovo Group Ltd.	4,672,000	5,695,270

Li Ning Co., Ltd.(a)	3,895,500	3,082,747

Semiconductor Manufacturing International Corp.(a)	39,813,000	3,147,097

SINA Corp.(a)	73,014	6,151,430

Sino Biopharmaceutical Ltd.	4,428,000	3,519,942

Sinopec Engineering Group Co. Ltd., Class H	4,378,000	6,564,438

Tencent Holdings Ltd.	256,100	16,397,436

Termbray Petro-King Oilfield Services Ltd.(a)	3,686,000	1,955,500

Vipshop Holdings Ltd., ADS(a)	63,179	5,286,819

WuXi PharmaTech (Cayman), Inc. ADR(a)	175,097	6,720,223

Youku Tudou, Inc., ADR(a)	166,194	5,035,678

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,883,000	6,791,724

Total		200,147,520

Czech Republic 0.4%
Komercni Banka AS	17,195	3,835,350

Hong Kong 2.9%
Galaxy Entertainment Group Ltd.(a)	692,000	6,230,257

Sa Sa International Holdings Ltd.	5,598,000	6,575,356

Sands China Ltd.	2,077,600	17,026,627

Total		29,832,240

India 6.1%
Apollo Hospitals Enterprise Ltd.	253,095	3,872,429

Eicher Motors Ltd.	44,640	3,591,010

Glenmark Pharmaceuticals Ltd.	440,421	3,802,891

HCL Technologies Ltd.	460,697	9,413,376

HDFC Bank Ltd., ADR	246,821	8,500,515

Just Dial Ltd.(a)	214,157	4,998,864

Lupin Ltd.	472,936	6,947,881

Motherson Sumi Systems Ltd.	2,389,026	7,059,384

Tata Motors Ltd.	990,515	6,058,139

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Mahindra Ltd.	135,078	4,017,606

TTK Prestige Ltd.	35,453	1,995,908

UPL Ltd.	508,532	1,629,705

Total		61,887,708

Indonesia 2.2%
PT Ace Hardware Indonesia Tbk	32,733,000	1,589,113

PT Bank Negara Indonesia Persero Tbk	16,528,000	5,383,576

PT Bank Tabungan Pensiunan Nasional Tbk(a)	11,325,000	4,005,705

PT Jasa Marga Persero Tbk	4,162,000	1,618,395

PT Nippon Indosari Corpindo Tbk	44,787,500	3,760,608

PT Sumber Alfaria Trijaya Tbk	104,950,000	3,880,649

PT Tower Bersama Infrastructure Tbk(a)	4,169,000	1,989,624

Total		22,227,670

Italy 0.6%
Prada SpA	656,700	5,866,142

Malaysia 0.8%
Tenaga Nasional Bhd	2,358,600	8,202,256

Mexico 5.6%
Alfa SAB de CV, Class A	3,608,600	10,121,161

Cemex SAB de CV, ADR	955,719	11,306,156

Fomento Economico Mexicano SAB de CV, ADR	53,103	5,197,191

Grupo Financiero Banorte SAB de CV, Class O	2,467,800	17,267,890

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	414,130	5,648,733

Grupo Mexico SAB de CV, Class B	2,188,100	7,244,787

Total		56,785,918

Panama 1.1%
Copa Holdings SA, Class A	69,430	11,116,437

Peru 1.8%
Credicorp Ltd.	95,759	12,710,092

Southern Copper Corp.	196,354	5,637,324

Total		18,347,416

Philippines 3.6%
Bloomberry Resorts Corp.(a)	9,967,600	1,940,318

GT Capital Holdings, Inc.	525,390	9,146,157

Common Stocks (continued)
Issuer	Shares	Value ($)
Metropolitan Bank & Trust Co.	7,527,377	12,866,456

Robinsons Retail Holdings, Inc.(a)	3,638,320	4,525,100

Security Bank Corp.	286,712	748,721

Semirara Mining Corp.	395,600	2,570,692

Universal Robina Corp.	1,788,640	4,569,097

Total		36,366,541

Poland 0.8%
Eurocash SA	414,909	6,558,861

PKP Cargo SA(a)	38,265	1,088,907

Total		7,647,768

Russian Federation 6.7%
Gazprom OAO, ADR	430,308	3,687,483

Lukoil OAO, ADR	121,399	7,665,740

Magnit OJSC	24,876	6,988,363

Magnit OJSC, GDR(b)	120,774	8,021,574

Mail.ru Group Ltd., GDR(b)	231,009	10,303,001

Mobile Telesystems OJSC, ADR	411,221	8,894,710

NovaTek OAO	807,120	9,791,401

QIWI PLC, ADR	43,078	2,412,368

Sberbank of Russia	3,181,306	9,582,447

Total		67,347,087

South Africa 3.8%
AVI Ltd.	1,252,438	6,850,800

Clicks Group Ltd.	832,524	4,983,239

Discovery Ltd.	542,015	4,371,622

FirstRand Ltd.	1,711,356	5,864,695

Naspers Ltd., Class N	156,866	16,419,867

Total		38,490,223

South Korea 14.2%
Cheil Industries, Inc.	51,730	4,344,800

Duksan Hi-Metal Co., Ltd.(a)	254,952	4,600,824

Hotel Shilla Co., Ltd.	127,743	8,052,014

Hyundai Motor Co.	46,800	10,505,043

Kia Motors Corp.	128,222	6,828,021

LG Uplus Corp.(a)	900,830	9,184,491

LS Corp.	54,821	4,209,206

NAVER Corp.	17,438	12,017,008

OCI Co., Ltd.	28,202	5,116,270

Posco ICT Co., Ltd.	176,195	1,267,900

Samchuly Bicycle Co., Ltd.	176,680	3,247,341

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	97

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Samsung Electronics Co., Ltd.	27,753	36,163,472

Samsung SDI Co., Ltd.	53,770	8,278,870

Seoul Semiconductor Co., Ltd.	110,251	4,235,067

Sindoh Co., Ltd.	40,878	2,665,369

SK Hynix, Inc.(a)	94,700	3,312,375

SK Telecom Co., Ltd.	56,702	12,408,624

Suprema, Inc.(a)	226,860	4,567,534

WeMade Entertainment Co., Ltd.(a)	65,630	2,034,578

Total		143,038,807

Taiwan 10.4%
Airtac International Group	939,460	7,640,570

Cathay Financial Holding Co., Ltd.	4,813,000	7,815,744

CTBC Financial Holding Co., Ltd.	14,245,770	9,748,240

Delta Electronics, Inc.	1,316,000	7,536,059

Far EasTone Telecommunications Co., Ltd.	2,280,000	5,008,867

Giga Solar Materials Corp.	421,000	6,790,827

Hermes Microvision, Inc.	238,000	7,750,311

Himax Technologies, Inc., ADR	315,878	4,646,565

MediaTek, Inc.	645,000	9,613,652

Merida Industry Co., Ltd.	982,000	7,133,642

Merry Electronics Co., Ltd.	1,379,000	8,082,184

St. Shine Optical Co., Ltd.	165,000	4,721,253

Standard Foods Corp.	611,000	1,910,155

Taiwan Semiconductor Manufacturing Co., Ltd.	916,838	3,237,318

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	493,640	8,609,082

Tong Hsing Electronic Industries Ltd.	978,000	4,536,822

Total		104,781,291

Thailand 4.9%
Advanced Information Service PCL, Foreign Registered Shares	915,100	5,580,800

Bangkok Bank PCL, NVDR	1,826,832	9,950,896

BEC World PCL, Foreign Registered Shares	2,287,000	3,525,535

Kasikornbank PCL, Foreign Registered Shares	2,423,000	11,760,257

PTT Global Chemical PCL, Foreign Registered Shares	3,619,700	8,741,753

Robinson Department Store PCL, Foreign Registered Shares	2,425,300	3,564,134

Thai Union Frozen Products PCL	2,914,800	6,384,261

Total		49,507,636

Common Stocks (continued)
Issuer	Shares	Value ($)
Turkey 1.1%
Anadolu Hayat Emeklilik AS	973,354	2,382,430

Arcelik AS	1,193,814	6,749,577

Turk Traktor ve Ziraat Makineleri AS	63,990	1,831,263

Total		10,963,270

United Kingdom 0.5%
Lonmin PLC(a)	647,932	3,321,684

Randgold Resources Ltd.	21,365	1,343,488

Total		4,665,172

United States 0.6%
Cognizant Technology Solutions Corp., Class A(a)	60,491	6,108,381

Total Common Stocks (Cost: $865,051,435)		968,339,559

Preferred Stocks 1.0%
Brazil 0.4%
Alpargatas SA	672,500	4,218,713

South Korea 0.6%
Samsung Electronics Co., Ltd.	6,099	5,865,461

Total Preferred Stocks (Cost: $8,423,437)		10,084,174

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(c)(d)	35,608,607	35,608,607

Total Money Market Funds (Cost: $35,608,607)		35,608,607

Total Investments (Cost: $909,083,479)		1,014,032,340

Other Assets & Liabilities, Net		(4,284,228)

Net Assets		1,009,748,112

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $18,324,575 or 1.81% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,983,066	341,481,860	(309,856,319)	35,608,607	15,107	35,608,607

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	99

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2013

Fair Value Measurements (continued)

available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	15,963,829	134,175,428	—	150,139,257

Consumer Staples	25,661,497	62,979,503	—	88,641,000

Energy	28,123,936	38,370,686	—	66,494,622

Financials	51,253,882	138,604,197	—	189,858,079

Health Care	9,250,370	26,552,640	—	35,803,010

Industrials	29,989,574	42,569,966	—	72,559,540

Information Technology	52,835,616	179,702,679	—	232,538,295

Materials	26,605,512	31,682,103	—	58,287,615

Telecommunication Services	8,894,710	34,172,406	—	43,067,116

Utilities	—	30,951,025	—	30,951,025

Preferred Stocks

Consumer Discretionary	4,218,713	—	—	4,218,713

Information Technology	—	5,865,461	—	5,865,461

Total Equity Securities	252,797,639	725,626,094	—	978,423,733

Mutual Funds

Money Market Funds	35,608,607	—	—	35,608,607

Total Mutual Funds	35,608,607	—	—	35,608,607

Total	288,406,246	725,626,094	—	1,014,032,340

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2013.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 27.2%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.8%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/15	7.000%		180,000	186,750

Woodside Finance Ltd.(b)
11/10/14	4.500%		3,535,000	3,640,564
05/10/21	4.600%		3,140,000	3,288,242

Total				7,115,556

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		244,000	258,640

Canada 1.4%
Cogeco Cable, Inc.(b)
05/01/20	4.875%		150,000	144,750

FQM Akubra, Inc.(b)
06/01/20	8.750%		250,000	271,250
06/01/21	7.500%		120,000	125,400

Kodiak Oil & Gas Corp.
01/15/21	5.500%		32,000	31,920
02/01/22	5.500%		118,000	117,410

MDC Partners, Inc.(b)
04/01/20	6.750%		241,000	252,146

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%		67,000	64,823

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	2,100,000	3,076,029

TransAlta Corp. Senior Unsecured
01/15/15	4.750%		5,585,000	5,786,518

TransCanada PipeLines Ltd. Senior Unsecured
10/16/23	3.750%		1,140,000	1,111,110

Valeant Pharmaceuticals International, Inc.(b)
10/01/17	6.750%		300,000	319,500
12/01/21	5.625%		6,000	6,060
Senior Unsecured
07/15/21	7.500%		126,000	138,285

Valeant Pharmaceuticals International Senior Unsecured(b)
08/15/18	6.750%		89,000	97,789

Videotron Ltd.
07/15/22	5.000%		18,000	17,595

Total				11,560,585

China —%
Studio City Finance Ltd.(b)
12/01/20	8.500%		317,000	353,455

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
France 0.5%
Orange SA Senior Unsecured
02/21/17	4.750%	EUR	2,435,000	3,702,953

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	535,000	808,077

Total				4,511,030

Germany 0.2%
E.ON International Finance BV
10/02/17	5.500%	EUR	1,040,000	1,645,036

Italy —%
Telecom Italia Capital SA
06/18/19	7.175%		77,000	86,433

Wind Acquisition Finance SA(b) Senior Secured
02/15/18	7.250%		36,000	37,710
04/30/20	6.500%		129,000	137,385

Total				261,528

Luxembourg 0.1%
ArcelorMittal Senior Unsecured
03/01/21	6.000%		216,000	228,960

Intelsat Jackson Holdings SA
10/15/20	7.250%		514,000	562,187

Total				791,147

Netherlands 1.6%
Allianz Finance II BV
11/23/16	4.000%	EUR	750,000	1,122,230

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	2,300,000	2,091,097

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	1,847,000	2,631,973

Heineken NV Senior Unsecured(b)
04/01/22	3.400%		2,430,000	2,372,467

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	3,125,000	4,750,221

LBC Tank Terminals Holding Netherlands BV(b)
05/15/23	6.875%		101,000	104,409

LYB International Finance BV
07/15/23	4.000%		640,000	631,715

NXP BV/Funding LLC(b)
02/15/21	5.750%		201,000	210,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	101

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Schaeffler Finance BV(b) Senior Secured
02/15/19	8.500%		100,000	112,750
05/15/21	4.750%		55,000	54,863

Total				14,081,770

Supra-National 0.3%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	2,300,000	2,095,311

United Kingdom 0.5%
British Sky Broadcasting Group PLC(b)
11/26/22	3.125%		4,160,000	3,873,110

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%		64,000	64,000

Total				3,937,110

United States 21.8%
21st Century Fox America, Inc.
09/15/22	3.000%		3,875,000	3,642,705

AES Corp. (The) Senior Unsecured
07/01/21	7.375%		266,000	299,915

AMC Entertainment, Inc.
06/01/19	8.750%		176,000	188,100

AMC Networks, Inc.
07/15/21	7.750%		365,000	411,537

APX Group, Inc. Senior Secured
12/01/19	6.375%		272,000	276,080

ARAMARK Corp.(b)
03/15/20	5.750%		140,000	146,300

AT&T, Inc. Senior Unsecured
06/15/45	4.350%		4,200,000	3,555,686

Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%		104,000	110,760
05/15/23	4.875%		285,000	275,025

Activision Blizzard, Inc.(b)
09/15/21	5.625%		242,000	250,470

Actuant Corp.
06/15/22	5.625%		239,000	241,987

Air Lease Corp.
03/01/20	4.750%		105,000	109,069

Allegion US Holding Co., Inc.(b)
10/01/21	5.750%		102,000	106,080

Alliance Data Systems Corp.(b)
12/01/17	5.250%		143,000	148,363
04/01/20	6.375%		221,000	231,497

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Financial, Inc.
09/15/20	7.500%	570,000	664,050

Alpha Natural Resources, Inc.
04/15/18	9.750%	141,000	149,460

American Axle & Manufacturing, Inc.
02/15/19	5.125%	67,000	68,843
03/15/21	6.250%	98,000	104,125

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	161,000	161,402

Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	123,000	129,150

Amsurg Corp.
11/30/20	5.625%	94,000	97,760

Antero Resources Finance Corp.(b)
11/01/21	5.375%	82,000	82,820

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	2,137,000	2,292,373

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	93,000	98,813

Athlon Holdings LP/Finance Corp.(b)
04/15/21	7.375%	108,000	113,400

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	383,000	408,852

Audatex North America, Inc.(b)
06/15/21	6.000%	59,000	61,803
11/01/23	6.125%	59,000	60,770

AutoNation, Inc.
02/01/20	5.500%	115,000	123,625

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	70,000	82,075

B&G Foods, Inc.
06/01/21	4.625%	234,000	224,640

Bank of America Corp. Senior Unsecured
07/24/23	4.100%	2,890,000	2,902,262

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	1,820,000	1,664,350

Biomet, Inc.
08/01/20	6.500%	232,000	243,600

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	480,000	514,800

Burlington Northern Santa Fe LLC Senior Unsecured
03/15/43	4.450%	1,040,000	942,979

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	162,000	166,860

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CIT Group, Inc. Senior Unsecured
05/15/20	5.375%		191,000	202,937
08/01/23	5.000%		130,000	125,125

CIT Group, Inc.(b) Senior Unsecured
02/15/19	5.500%		151,000	162,702

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%		1,880,000	2,087,563
03/31/43	4.700%		2,385,000	2,225,281

CNH Capital LLC
04/15/18	3.625%		43,000	43,591

CONSOL Energy, Inc.
03/01/21	6.375%		104,000	107,380

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%		302,000	326,160

CSX Corp. Senior Unsecured
03/15/44	4.100%		200,000	169,480

Calpine Corp. Senior Secured(b)
02/15/21	7.500%		111,000	121,545

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%		2,360,000	2,547,313

Cardtronics, Inc.
09/01/18	8.250%		205,000	220,375

Carrizo Oil & Gas, Inc.
10/15/18	8.625%		203,000	219,747

Case New Holland, Inc.
12/01/17	7.875%		338,000	398,840

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%		110,000	108,625

CenturyLink, Inc. Senior Unsecured
12/01/23	6.750%		127,000	128,588

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%		299,000	306,475

Chesapeake Energy Corp.
08/15/20	6.625%		120,000	134,100
02/15/21	6.125%		620,000	664,950
03/15/23	5.750%		100,000	103,000

Choice Hotels International, Inc.
07/01/22	5.750%		85,000	88,719

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%		120,000	132,600

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	1,905,000	3,006,082

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clean Harbors, Inc.
06/01/21	5.125%	136,000	137,360

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	139,000	140,911
11/15/22	6.500%	376,000	383,990

Columbus McKinnon Corp.
02/01/19	7.875%	161,000	173,477

Comstock Resources, Inc.
06/15/20	9.500%	207,000	231,840

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	1,945,000	1,824,182

Concho Resources, Inc.
01/15/22	6.500%	271,000	293,357
04/01/23	5.500%	158,000	162,740

Continental Resources, Inc.
04/01/21	7.125%	118,000	133,783
09/15/22	5.000%	929,000	964,999
04/15/23	4.500%	148,000	150,035

Corrections Corp. of America
04/01/20	4.125%	114,000	111,720
05/01/23	4.625%	101,000	95,193

Crestwood Midstream Partners LP/Corp.(b)
03/01/22	6.125%	60,000	61,500

Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	296,000	290,080

CyrusOne LP/Finance Corp.
11/15/22	6.375%	161,000	166,635

DISH DBS Corp.
06/01/21	6.750%	428,000	453,680

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	440,000	445,500

Darling Escrow Corp. Senior Unsecured(b)(c)
01/15/22	5.375%	107,000	107,803

DigitalGlobe, Inc.(b)
02/01/21	5.250%	86,000	83,850

DuPont Fabros Technology LP
09/15/21	5.875%	63,000	65,048

Duke Energy Corp. Senior Unsecured
09/15/21	3.550%	3,560,000	3,560,876
08/15/22	3.050%	865,000	821,619

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	194,000	208,307

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	37,000	41,440

Senior Secured
05/01/19	6.875%	147,000	158,209

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	103

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%		82,000	94,608

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%		2,855,000	2,915,954

El Paso LLC Senior Secured
09/15/20	6.500%		722,000	769,130

Enterprise Products Operating LLC
03/15/23	3.350%		1,960,000	1,861,828

Equinix, Inc. Senior Unsecured
04/01/20	4.875%		37,000	36,815
07/15/21	7.000%		420,000	458,850

FTI Consulting, Inc.
11/15/22	6.000%		70,000	70,875

First Data Corp. Senior Secured(b)
06/15/19	7.375%		311,000	332,770

Freescale Semiconductor, Inc. Senior Secured(b)
01/15/22	6.000%		176,000	178,200

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%		13,000	13,715

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%		62,000	71,455
04/15/22	8.750%		174,000	193,140
01/15/23	7.125%		105,000	103,688

General Electric Capital Corp. Senior Unsecured
01/09/23	3.100%		3,780,000	3,586,305

General Motors Co. Senior Unsecured(b)
10/02/23	4.875%		143,000	144,788

Gibraltar Industries, Inc.
02/01/21	6.250%		56,000	57,540

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR	1,125,000	1,831,494

Graphic Packaging International, Inc.
04/15/21	4.750%		115,000	113,563

H&E Equipment Services, Inc.
09/01/22	7.000%		147,000	160,230

HCA, Inc. Senior Secured
04/15/19	8.500%		250,000	265,000
02/15/20	6.500%		333,000	365,884

Hertz Corp. (The)
01/15/21	7.375%		313,000	343,517

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		413,000	442,942

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Worldwide Finance/Corp.(b)
10/15/21	5.625%	216,000	224,100

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	105,000	113,400

Huntsman International LLC
11/15/20	4.875%	83,000	81,755

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	126,000	133,875

Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%	5,695,000	5,323,658

Interface, Inc.
12/01/18	7.625%	116,000	124,700

Interline Brands, Inc.
11/15/18	7.500%	152,000	161,120

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	32,000	32,080
12/15/20	8.250%	392,000	458,640

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	450,000	516,375

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	8,175,000	7,966,210

L Brands, Inc.
04/01/21	6.625%	354,000	388,515

L-3 Communications Corp.
02/15/21	4.950%	2,750,000	2,876,351

Lamar Media Corp.
02/01/22	5.875%	130,000	133,250

Laredo Petroleum, Inc.
02/15/19	9.500%	150,000	167,625
05/01/22	7.375%	107,000	116,095

Level 3 Financing, Inc.
04/01/19	9.375%	222,000	248,362

Level 3 Financing, Inc.(b)
01/15/21	6.125%	70,000	70,700

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	2,205,000	2,279,996
06/15/23	4.250%	2,840,000	2,742,108

LifePoint Hospitals, Inc.(b)
12/01/21	5.500%	93,000	93,930

Loews Corp. Senior Unsecured
05/15/23	2.625%	2,080,000	1,863,526

MGM Resorts International
10/01/20	6.750%	28,000	29,960
12/15/21	6.625%	167,000	176,602

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	418,000	445,170

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
02/15/23	5.500%		233,000	234,747
07/15/23	4.500%		49,000	45,938

Meritage Homes Corp.
03/01/18	4.500%		86,000	85,570
04/01/22	7.000%		152,000	160,740

Metropolitan Edison Co. Senior Unsecured(b)
03/15/23	3.500%		2,510,000	2,343,183

Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR	2,475,000	3,866,108

NBCUniversal Media LLC
04/01/21	4.375%		3,550,000	3,757,398
01/15/43	4.450%		1,325,000	1,186,967

NCR Escrow Corp.(b) Senior Unsecured
12/15/21	5.875%		34,000	34,595
12/15/23	6.375%		103,000	105,060

National CineMedia LLC Senior Secured
04/15/22	6.000%		108,000	111,510

NiSource Finance Corp.
09/15/17	5.250%		7,707,000	8,531,127
09/15/20	5.450%		2,358,000	2,622,075

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%		180,000	183,600

Nielsen Finance LLC/Co.
10/01/20	4.500%		290,000	282,025

Northwest Pipeline LLC Senior Unsecured
06/15/16	7.000%		2,515,000	2,861,886
04/15/17	5.950%		1,105,000	1,234,223

Nuance Communications, Inc.(b)
08/15/20	5.375%		168,000	162,960

Oasis Petroleum, Inc.
01/15/23	6.875%		305,000	324,825

Oasis Petroleum, Inc.(b)
03/15/22	6.875%		307,000	325,420

Oil States International, Inc.
01/15/23	5.125%		111,000	125,153

Oncor Electric Delivery Co. LLC Senior Secured
06/01/42	5.300%		245,000	254,748

Oshkosh Corp.
03/01/20	8.500%		148,000	163,540

PNK Finance Corp.(b)
08/01/21	6.375%		103,000	105,318

PPL Capital Funding, Inc.
06/01/23	3.400%		6,160,000	5,731,831

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	238,000	239,190

Peabody Energy Corp.
11/15/18	6.000%	231,000	246,015

Penn National Gaming, Inc. Senior Unsecured(b)
11/01/21	5.875%	70,000	69,300

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	137,000	153,440

Pinnacle Foods Finance LLC/Corp.(b)
05/01/21	4.875%	222,000	209,790

Plains Exploration & Production Co.
11/15/20	6.500%	384,000	424,082
02/15/23	6.875%	724,000	807,260

Polypore International, Inc.
11/15/17	7.500%	190,000	200,925

Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	5,315,000	5,840,085
04/01/22	3.150%	1,335,000	1,285,419

Provident Funding Associates LP/PFG Finance Corp.(b)
06/15/21	6.750%	201,000	199,995

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	360,000	387,975

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	405,000	434,362

Reed Elsevier Capital, Inc.
10/15/22	3.125%	3,555,000	3,287,500

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	289,000	306,340
11/01/23	4.500%	112,000	101,920

Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	298,000	303,960

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	131,000	144,755

Rockwood Specialties Group, Inc.
10/15/20	4.625%	100,000	102,125

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	3,725,000	3,738,894

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	41,000	42,230

SBA Telecommunications, Inc.
08/15/19	8.250%	156,000	167,310
07/15/20	5.750%	242,000	251,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	105

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co. Senior Unsecured
11/15/21	6.500%	406,000	430,360

STHI Holding Corp. Secured(b)
03/15/18	8.000%	164,000	175,480

Sabine Pass Liquefaction LLC(b) Senior Secured
02/01/21	5.625%	59,000	57,673
03/15/22	6.250%	271,000	268,967

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	145,000	160,225

Service Corp., International Senior Unsecured(b)
01/15/22	5.375%	76,000	76,950

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	11,898,000	13,333,851

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	446,000	448,787

Spectrum Brands Escrow Corp.(b)
11/15/20	6.375%	295,000	314,912

Springs Window Fashions LLC Senior Secured(b)
06/01/21	6.250%	254,000	256,222

Sprint Communications, Inc.(b)
11/15/18	9.000%	1,000,000	1,202,500

Sprint Corp.(b)
06/15/24	7.125%	45,000	45,675

Standard Pacific Corp.
12/15/21	6.250%	85,000	88,613

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	302,000	339,750

T-Mobile USA, Inc.
04/28/20	6.542%	49,000	52,063
04/28/21	6.633%	142,000	149,455
01/15/22	6.125%	63,000	64,103
04/28/22	6.731%	145,000	151,162
04/28/23	6.836%	28,000	29,050
01/15/24	6.500%	63,000	63,788

TRW Automotive, Inc.(b)
03/01/21	4.500%	135,000	136,350

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	200,000	220,000

Tempur Sealy International, Inc.
12/15/20	6.875%	128,000	139,520

Tenet Healthcare Corp. Senior Secured
04/01/21	4.500%	29,000	27,478

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Tenet Healthcare Corp.(b) Senior Secured
10/01/20	6.000%		123,000	128,843

Time Warner Cable, Inc.
09/15/42	4.500%		2,965,000	2,246,180

Time Warner, Inc.
03/29/41	6.250%		575,000	638,527

Titan International, Inc. Senior Secured(b)
10/01/20	6.875%		78,000	81,218

TransDigm, Inc.
10/15/20	5.500%		19,000	18,573

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%		6,860,000	7,651,925

USG Corp.(b)
11/01/21	5.875%		35,000	36,488

United Rentals North America, Inc.
04/15/22	7.625%		98,000	108,903
06/15/23	6.125%		21,000	21,315
Secured
07/15/18	5.750%		316,000	337,725

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		483,000	457,862

Univision Communications, Inc.(b)
Senior Secured
09/15/22	6.750%		251,000	274,845
05/15/23	5.125%		382,000	381,522

Valeant Pharmaceuticals International(b)
10/15/20	6.375%		205,000	216,019

VeriSign, Inc.
05/01/23	4.625%		106,000	101,230

Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%		4,750,000	3,879,928

Virgin Media Secured Finance PLC Senior Secured(b)
04/15/21	5.375%		131,000	131,328

Visteon Corp.
04/15/19	6.750%		230,000	244,375

Waste Management, Inc.
06/30/20	4.750%		4,520,000	4,915,093

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	1,150,000	1,717,636

Whiting Petroleum Corp.
10/01/18	6.500%		29,000	30,813
03/15/21	5.750%		158,000	163,530

Windstream Corp.
10/15/20	7.750%		160,000	169,800

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	1,815,000	1,796,017
11/01/23	3.875%	1,500,000	1,450,933

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	224,000	245,280

tw telecom holdings, Inc.(b)
09/01/23	6.375%	236,000	245,145

Total			187,141,178

Total Corporate Bonds & Notes
(Cost: $229,942,925)			233,752,346

Residential Mortgage-Backed Securities — Agency 6.5%
United States 6.5%
Federal Home Loan Mortgage Corp.(d)
04/01/42 - 05/01/42	3.500%	12,375,639	12,306,764
05/01/18	4.500%	66,941	70,940
10/01/18 - 11/01/33	5.000%	413,562	449,811
04/01/33	6.000%	206,370	232,711
09/01/17- 08/01/33	6.500%	63,776	70,004

Federal National Mortgage Association(d)
06/01/27	2.500%	12,979,542	12,890,015
08/01/18- 09/01/40	4.500%	1,455,554	1,547,169
12/01/18- 02/01/36	5.000%	3,422,459	3,696,396
02/01/18- 01/01/36	5.500%	6,815,442	7,496,620
07/01/17- 01/01/36	6.000%	5,773,493	6,520,471
04/01/17- 11/01/33	6.500%	1,957,697	2,193,054
06/01/32- 07/01/36	7.000%	868,297	980,377
05/01/32- 11/01/32	7.500%	158,128	181,327

Federal National Mortgage Association(d)(e)
01/01/41	4.000%	6,962,068	7,170,912

Government National Mortgage Association(d)
10/15/33	5.500%	242,337	274,888

Total			56,081,459

Total Residential Mortgage-Backed Securities — Agency
(Cost: $54,763,023)			56,081,459

Commercial Mortgage-Backed Securities —Agency 2.6%
United States 2.6%
Government National Mortgage Association(d) Series 2013-13 Class AC
04/16/46	1.700%	7,466,516	7,041,499

Series 2013-33 Class AC
05/16/46	1.744%	16,230,935	15,547,191

Total			22,588,690

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $23,523,460)			22,588,690

Commercial Mortgage-Backed Securities — Non-Agency 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(d)
12/11/49	5.322%	1,300,000	1,428,237

Extended Stay America Trust Series 2013-ESH5 Class A25(b)(d)
12/05/31	1.830%	1,750,000	1,704,231

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(d)(f)
06/10/48	4.772%	500,000	518,513

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(d)(f)
05/12/35	5.254%	230,484	239,347

JPMorgan Chase Commercial Mortgage Securities Corp.(d)(f) Series 2006-LDP6 Class ASB
04/15/43	5.490%	987,750	1,014,062
Series 2006-LDP7 Class ASB
04/15/45	5.863%	1,079,052	1,123,686

JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2005-LDP2 Class A3
07/15/42	4.697%	559,798	569,250

JPMorgan Chase Commercial Mortgage Securities Trust(d)(f) Series 2005-LDP3 Class ASB
08/15/42	4.893%	1,096,920	1,125,486

Morgan Stanley Re-Remic Trust Series 2010-GG10 Class A4A(b)(d)(f)
08/15/45	5.804%	2,661,000	2,907,353

ORES NPL LLC Series 2013-LV2 Class A(b)(d)
09/25/25	3.081%	8,736,505	8,737,038

Rialto Real Estate Fund Series 2013-LT2 Class A(b)(d)
05/22/28	2.833%	6,291,499	6,302,056

S2 Hospitality LLC Series 2012-LV1 Class A(b)(d)
04/15/25	4.500%	14,630	14,630

Total			25,683,889

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $25,712,309)			25,683,889

Asset-Backed Securities — Non-Agency 3.0%
Bermuda 0.8%
Cronos Containers Program Ltd. Series 2013-1A Class A(b)
04/18/28	3.080%	6,813,334	6,681,497

United States 2.2%
CLI Funding V LLC Series 2013-1A(b)
03/18/28	2.830%	3,977,500	3,872,386

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	107

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Centre Point Funding LLC Series 2012-2A Class 1(b)
08/20/21	2.610%		3,932,972	3,960,015

GTP Towers Issuer LLC(b)
02/15/15	4.436%		1,600,000	1,644,805

SBA Tower Trust(b)
04/16/18	2.240%		6,500,000	6,365,984

TAL Advantage V LLC Series 2013-1A Class A(b)
02/22/38	2.830%		3,460,417	3,360,376

Total				19,203,566

Total Asset-Backed Securities — Non-Agency
(Cost: $26,343,792)				25,885,063

Inflation-Indexed Bonds(a) 2.5%
Japan 1.4%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	1,103,568,000	11,858,143

United States 1.1%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%		13,043,001	10,028,841

Total Inflation-Indexed Bonds
(Cost: $21,841,351)				21,886,984

Foreign Government Obligations(a)(g) 48.4%
Argentina 0.2%
Argentina Bonar Bonds
04/17/17	7.000%		1,815,000	1,638,037

Brazil 2.8%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/16/18	6.369%		1,165,000	1,264,025

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	50,136,000	20,099,982

Brazilian Government International Bond
01/15/18	8.000%		338,500	375,735
Senior Unsecured
01/07/41	5.625%		1,830,000	1,756,800

Petrobras International Finance Co.
01/27/21	5.375%		870,000	863,740

Total				24,360,282

Foreign Government Obligations(a)(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Canada 3.2%
Canadian Government Bond
06/01/18	4.250%	CAD	1,100,000	1,140,852
06/01/19	3.750%	CAD	6,015,000	6,145,351

Province of British Columbia
06/18/14	5.300%	CAD	5,440,000	5,219,481

Province of Ontario Senior Unsecured
05/26/15	0.950%		6,025,000	6,071,314

Province of Quebec
12/01/17	4.500%	CAD	8,345,000	8,574,551

Total				27,151,549

Colombia 0.7%
Colombia Government International Bond Senior Unsecured
09/18/37	7.375%		1,250,000	1,534,375
01/18/41	6.125%		1,215,000	1,295,836

Corporación Andina de Fomento
06/15/22	4.375%		2,848,000	2,820,036

Total				5,650,247

Denmark 0.7%
Realkredit Danmark A/S
01/01/19	4.000%	DKK	30,340,000	6,240,671

El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(b)
01/24/23	7.750%		760,000	828,400

Finland 2.6%
Finland Government Bond Senior Unsecured(b)
04/15/21	3.500%	EUR	14,326,000	22,083,076

France 0.7%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		3,900,000	4,012,420

Electricite de France Senior Unsecured
02/05/18	5.000%	EUR	1,450,000	2,279,696

Total				6,292,116

Germany 6.5%
Bundesrepublik Deutschland
07/04/19	3.500%	EUR	6,130,000	9,526,676
07/04/27	6.500%	EUR	9,700,000	19,731,352
07/04/28	4.750%	EUR	5,000,000	8,786,117
07/04/34	4.750%	EUR	9,735,000	17,653,370

Total				55,697,515

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Foreign Government Obligations(a)(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Greece —%
Hellenic Republic Government Bond Senior Unsecured(f)(h)
10/15/42	0.000%	EUR	2,639,700	42,488

Indonesia 1.8%
Indonesia Government International Bond(b) Senior Unsecured
01/17/18	6.875%		1,880,000	2,102,780
05/05/21	4.875%		1,100,000	1,086,250
01/17/38	7.750%		610,000	688,538

Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%		25,410,000,000	2,213,196
11/15/20	11.000%	IDR	55,820,000,000	5,201,442
07/15/22	10.250%	IDR	49,117,000,000	4,429,813

Total				15,722,019

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	191	337

Japan 5.1%
Japan Government 20-Year Bond Senior Unsecured
12/20/26	2.100%	JPY	1,093,000,000	11,850,846
09/20/29	2.100%	JPY	714,000,000	7,640,044
12/20/32	1.700%	JPY	1,421,000,000	13,907,300

Japan Government 30-Year Bond Senior Unsecured
12/20/34	2.400%	JPY	699,000,000	7,552,811
03/20/39	2.300%	JPY	280,000,000	2,993,982

Total				43,944,983

Kazakhstan 0.1%
KazMunayGas National Co. JSC Senior Unsecured(b)
07/02/18	9.125%		600,000	727,500

Lithuania 0.8%
Lithuania Government International Bond Senior Unsecured
02/07/18	4.850%	EUR	3,400,000	5,141,841

Lithuania Government International Bond(b) Senior Unsecured
09/14/17	5.125%		1,805,000	1,975,885

Total				7,117,726

Malaysia 2.0%
Malaysia Government Bond Senior Unsecured
03/31/20	3.492%	MYR	39,780,000	11,801,914

Foreign Government Obligations(a)(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petronas Capital Ltd.(b)
08/12/19	5.250%		5,125,000	5,621,559

Total				17,423,473

Mexico 1.6%
Mexican Bonos
12/17/15	8.000%	MXN	127,280,000	10,511,711

Mexico Government International Bond Senior Unsecured
09/27/34	6.750%		315,000	371,700

Pemex Project Funding Master Trust
03/01/18	5.750%		1,513,000	1,686,995

Petroleos Mexicanos
01/24/22	4.875%		1,300,000	1,335,750

Total				13,906,156

Netherlands 0.6%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		5,500,000	5,567,155

New Zealand 1.2%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	12,240,000	10,424,233

Norway 2.3%
Norway Government Bond
05/22/19	4.500%	NOK	108,147,000	19,734,737

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		600,000	756,000

Philippines 0.2%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
05/27/19	7.250%		1,600,000	1,900,000

Poland 3.2%
Poland Government Bond
10/25/17	5.250%	PLN	35,295,000	12,419,055
10/25/21	5.750%	PLN	41,670,000	15,158,746

Total				27,577,801

Qatar 0.2%
Qatar Government International Bond Senior Unsecured(b)
01/20/40	6.400%		200,000	227,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	109

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Foreign Government Obligations(a)(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Qatari Diar Finance Co. Government Guaranteed(b)
07/21/20	5.000%		750,000	821,250

Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b)
09/30/14	5.500%		890,000	916,397

Total				1,964,897

Romania 0.6%
Romanian Government International Bond Senior Unsecured
06/17/16	5.250%	EUR	3,500,000	5,180,884

Russian Federation 0.8%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
03/05/14	5.670%		470,000	473,431

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		600,000	661,500
03/07/22	6.510%		1,300,000	1,395,875
08/16/37	7.288%		570,000	600,637

Russian Foreign Bond — Eurobond Senior Unsecured(b)(f)
03/31/30	7.500%		3,385,525	3,944,814

Total				7,076,257

South Africa 0.5%
South Africa Government Bond
12/21/14	8.750%	ZAR	42,090,000	4,152,425

South Korea 0.9%
Export-Import Bank of Korea Senior Unsecured
01/21/14	8.125%		3,430,000	3,444,045
01/14/15	5.875%		420,000	441,445
04/11/22	5.000%		3,300,000	3,582,124

Total				7,467,614

Sweden 1.0%
Sweden Government Bond
08/12/17	3.750%	SEK	25,810,000	4,341,791
06/01/22	3.500%	SEK	22,485,000	3,807,416

Total				8,149,207

Thailand 0.6%
Thailand Government Bond Senior Unsecured
03/13/18	5.125%	THB	148,020,000	4,823,272

Foreign Government Obligations(a)(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey 0.9%
Export Credit Bank of Turkey Senior Unsecured(b)
04/24/19	5.875%		250,000	261,081

Turkey Government International Bond Senior Unsecured
02/16/17	5.500%	EUR	3,400,000	5,011,811
06/05/20	7.000%		1,330,000	1,451,695
03/17/36	6.875%		1,010,000	990,810

Total				7,715,397

United Kingdom 5.4%
United Kingdom Gilt
03/07/19	4.500%	GBP	3,860,000	7,154,401
09/07/21	3.750%	GBP	1,090,000	1,943,211
03/07/25	5.000%	GBP	2,575,000	4,989,176
12/07/27	4.250%	GBP	4,640,000	8,411,553
03/07/36	4.250%	GBP	3,280,000	5,960,545
12/07/38	4.750%	GBP	3,880,000	7,623,364
12/07/40	4.250%	GBP	3,070,000	5,612,478
12/07/49	4.250%	GBP	2,700,000	5,053,868

Total				46,748,596

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		1,250,000	1,515,625

Venezuela 0.8%
Petroleos de Venezuela SA
04/12/17	5.250%		2,890,000	2,131,375
Senior Unsecured
10/28/15	5.000%		1,500,000	1,237,500

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%		1,650,000	1,401,675
05/07/23	9.000%		2,284,000	1,699,296

Total				6,469,846

Total Foreign Government Obligations
(Cost: $411,425,391)				416,050,521

Senior Loans 0.3%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
Canada —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(f)(i)
12/28/20	6.250%		41,000	41,922

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Netherlands —%
Playa Resorts Holding Term Loan(f)(i)
08/09/19	4.750%	54,862	55,343

United Kingdom —%
Offshore Group Investment Ltd. 2nd Lien Term Loan(f)(i)
03/28/19	5.750%	43,670	44,148

United States 0.3%
Affinia Group, Inc. Tranche B2 Term Loan(f)(i)
04/25/20	4.750%	56,715	57,424

Arch Coal, Inc. Tranche B Term Loan(c)(f)(i)
05/16/18	6.250%	146,629	144,460

Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(f)(i)
02/01/20	4.750%	56,572	56,926

CPM Acquisition Corp. 1st Lien Term Loan(f)(i)
08/29/17	6.250%	160,933	161,536

Exopack Holdings S.A. Term Loan(c)(f)(i)
05/08/19	5.250%	88,000	89,320

Gardner Denver, Inc. Term Loan(c)(f)(i)
07/30/20	4.250%	65,703	65,695

Hilton Worldwide Financial LLC Term Loan(f)(i)
10/26/20	3.750%	95,526	96,243

Integra Telecom Holdings, Inc. Tranche B Term Loan(f)(i)
02/22/19	5.250%	55,580	56,251

Lonestar Intermediate Super Holdings LLC Term Loan(f)(i)
09/02/19	11.000%	618,000	635,768

Neiman Marcus Group, Inc. (The) Term Loan(f)(i)
10/25/20	5.000%	137,000	138,580

New Breed, Inc. Term Loan(f)(i)
10/01/19	6.000%	235,322	235,616

New HB Acquisition LLC Tranche B Term Loan(f)(i)
04/09/20	6.750%	83,000	85,905

PQ Corp. Term Loan(f)(i)
08/07/17	4.500%	280,170	281,851

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(f)(i)
08/21/20	5.750%	142,000	145,328

TWCC Holding Corp. 2nd Lien Term Loan(f)(i)
06/26/20	7.000%	16,000	16,430

U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(c)(f)(i)
07/03/19	4.250%	48,903	49,025

Total			2,316,358

Total Senior Loans
(Cost: $2,402,743)			2,457,771

Money Market Funds 4.7%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(j)(k)		40,515,766	40,515,766

Total Money Market Funds
(Cost: $40,515,766)			40,515,766

Total Investments
(Cost: $836,470,760)			844,902,489

Other Assets & Liabilities, Net			15,287,413

Net Assets			860,189,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	111

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

HSBC Securities (USA), Inc.	January 8, 2014	24,920,000 BRL	10,494,841 USD	—	(54,104)

Citigroup Global Markets Inc.	January 8, 2014	51,772,000 CHF	57,079,919 USD	—	(959,680)

HSBC Securities (USA), Inc.	January 8, 2014	28,155,000 EUR	38,587,272 USD	—	(145,455)

Barclays Bank PLC	January 8, 2014	58,867,000 GBP	96,609,910 USD	—	(867,557)

J.P. Morgan Securities, Inc.	January 8, 2014	21,613,000 PLN	6,946,391 USD	—	(205,413)

Citigroup Global Markets Inc.	January 8, 2014	303,415,000 THB	9,376,236 USD	144,961	—

Credit Suisse Securities (USA) L.L.C.	January 8, 2014	59,089,055 USD	6,123,526,000 JPY	—	(940,014)

J.P. Morgan Securities, Inc.	January 8, 2014	42,395,696 USD	4,370,000,000 JPY	—	(898,150)

State Street Bank & Trust Company	January 8, 2014	97,033,715 USD	593,309,000 NOK	767,607	—

Citigroup Global Markets Inc.	January 8, 2014	38,806,746 USD	249,390,000 SEK	—	(35,965)

State Street Bank & Trust Company	January 8, 2014	226,756 USD	1,464,000 SEK	841	—

Standard Chartered Bank	January 8, 2014	6,729,362 USD	213,415,000 THB	—	(236,300)

Standard Chartered Bank	January 9, 2014	4,335,248 USD	2,680,000 GBP	102,515	—

J.P. Morgan Securities, Inc.	January 9, 2014	6,554,174 USD	8,186,000 SGD	—	(67,398)

Standard Chartered Bank	January 10, 2014	1,819,009,000 CLP	3,403,095 USD	—	(55,846)

Credit Suisse Securities (USA) L.L.C.	January 10, 2014	5,994,000 ILS	1,701,777 USD	—	(24,368)

Deutsche Bank Securities Inc.	January 10, 2014	45,205,000 MXN	3,412,033 USD	—	(48,141)

J.P. Morgan Securities, Inc.	January 10, 2014	3,461,069 USD	8,228,000 BRL	20,131	—

Citigroup Global Markets Inc.	January 10, 2014	3,402,801 USD	213,798,000 INR	48,777	—

UBS Securities LLC	January 10, 2014	3,238,035 USD	41,965,000 MXN	—	(25,864)

Barclays Bank PLC	January 10, 2014	1,699,991 USD	56,897,000 RUB	27,714	—

Standard Chartered Bank	January 15, 2014	2,696,000 AUD	2,411,114 USD	5,807	—

Standard Chartered Bank	January 15, 2014	12,773,000 CHF	14,157,926 USD	—	(162,256)

Standard Chartered Bank	January 15, 2014	1,511,833,000 JPY	14,636,341 USD	279,476	—

Standard Chartered Bank	January 15, 2014	14,642,000 NOK	2,370,502 USD	—	(42,439)

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Investments in Derivatives (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	January 15, 2014	2,929,000 NZD	2,413,906 USD	7,264	—

Standard Chartered Bank	January 15, 2014	15,477,000 SEK	2,351,442 USD	—	(54,352)

UBS Securities LLC	January 16, 2014	11,495,000 NZD	9,484,260 USD	39,987	—

Credit Suisse Securities (USA) L.L.C.	January 17, 2014	32,512,000 CHF	36,753,335 USD	302,561	—

Citigroup Global Markets Inc.	January 17, 2014	9,361,901 USD	9,855,086,000 KRW	—	(13,958)

State Street Bank & Trust Company	January 17, 2014	6,544,091 USD	40,390,000 NOK	111,498	—

Citigroup Global Markets Inc.	January 17, 2014	5,154,108 USD	227,425,000 PHP	—	(19,215)

Goldman, Sachs & Co.	January 23, 2014	83,483,000 SEK	12,723,740 USD	—	(251,273)

Morgan Stanley	January 24, 2014	183,388,000 CZK	9,125,370 USD	—	(110,924)

HSBC Securities (USA), Inc.	January 24, 2014	18,252,278 USD	20,596,000 AUD	111,797	—

State Street Bank & Trust Company	January 24, 2014	62,985,053 USD	45,786,000 EUR	2,112	—

J.P. Morgan Securities, Inc.	January 24, 2014	6,687,327 USD	21,794,000 MYR	—	(41,494)

HSBC Securities (USA), Inc.	February 7, 2014	1,504,339 USD	1,600,000 CAD	366	—

Total				1,973,414	(5,260,166)

Futures Contracts Outstanding at December 31, 2013

At December31, 2013, securities and cash totaling $2,145,798 and $2,384,907, respectively, were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL	120	EUR	20,541,393	March 2014	—	(102,045)
EURO-BUND	(17)	EUR	(3,254,753)	March 2014	19,743	—
JPN 10YR BOND (TSE)	(47)	JPY	(63,963,916)	March 2014	298,870	—
LONG GILT	357	GBP	62,955,514	March 2014	—	(705,411)
US 2YR NOTE	40	USD	8,792,500	April 2014	—	(16,310)
US 5YR NOTE	(401)	USD	(47,844,313)	March 2014	368,984	—
US 10YR NOTE	(619)	USD	(76,166,019)	March 2014	1,675,026	—
US ULTRA T-BOND	(21)	USD	(2,861,250)	March 2014	62,646	—

Total					2,425,269	(823,766)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $156,978,040 or 18.25% of net assets.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	113

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(e)	This security, or a portion of this security, was pledged as collateral for open futures contracts.

(f)	Variable rate security.

(g)	Principal and interest may not be guaranteed by the government.

(h)	Zero coupon bond.

(i)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)

Columbia Short-Term Cash Fund	123,146,933	542,356,476	(624,987,643)	40,515,766	96,001	40,515,766

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	233,752,346	—	233,752,346

Residential Mortgage-Backed Securities — Agency	—	56,081,459	—	56,081,459

Commercial Mortgage-Backed Securities — Agency	—	22,588,690	—	22,588,690

Commercial Mortgage-Backed Securities — Non-Agency	—	25,683,889	—	25,683,889

Asset-Backed Securities — Non-Agency	—	25,885,063	—	25,885,063

Inflation-Indexed Bonds	—	21,886,984	—	21,886,984

Foreign Government Obligations	—	416,050,521	—	416,050,521

Total Bonds	—	801,928,952	—	801,928,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	115

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Senior Loans

Automotive	—	—	57,424	57,424

Food and Beverage	—	—	85,905	85,905

Lodging	—	151,586	41,922	193,508

All Other Industries	—	2,120,934	—	2,120,934

Total Other	—	2,272,520	185,251	2,457,771

Mutual Funds

Money Market Funds	40,515,766	—	—	40,515,766

Total Mutual Funds	40,515,766	—	—	40,515,766

Investments in Securities	40,515,766	804,201,472	185,251	844,902,489
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,973,414	—	1,973,414

Futures Contracts	2,425,269	—	—	2,425,269

Liabilities

Forward Foreign Currency Exchange Contracts	—	(5,260,166)	—	(5,260,166)

Futures Contracts	(823,766)	—	—	(823,766)

Total	42,117,269	800,914,720	185,251	843,217,240

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 12.0%
Auto Components 0.3%

Delphi Automotive PLC	118,200	7,107,366

Diversified Consumer Services 0.2%

H&R Block, Inc.	150,600	4,373,424

Hotels, Restaurants & Leisure 0.7%

Starwood Hotels & Resorts Worldwide, Inc.	181,200	14,396,340

Household Durables 0.8%

Whirlpool Corp.	98,700	15,482,082

Media 4.1%

Comcast Corp., Class A	935,600	48,618,454

DIRECTV(a)	199,100	13,755,819

Viacom, Inc., Class B	230,500	20,131,870

Total		82,506,143

Specialty Retail 4.8%

Best Buy Co., Inc.	676,700	26,986,796

GameStop Corp., Class A	145,400	7,162,404

Gap, Inc. (The)	130,000	5,080,400

Home Depot, Inc. (The)	571,100	47,024,374

Lowe’s Companies, Inc.	210,800	10,445,140

Total		96,699,114

Textiles, Apparel & Luxury Goods 1.1%

Nike, Inc., Class B	138,900	10,923,096

VF Corp.	183,200	11,420,688

Total		22,343,784

Total Consumer Discretionary		242,908,253

Consumer Staples 10.0%
Beverages 0.2%

Coca-Cola Enterprises, Inc.	88,600	3,909,918

Food & Staples Retailing 4.2%

CVS Caremark Corp.	143,400	10,263,138

Kroger Co. (The)	922,300	36,458,519

Wal-Mart Stores, Inc.	487,000	38,322,030

Total		85,043,687

Food Products 1.9%

Archer-Daniels-Midland Co.	135,900	5,898,060

Tyson Foods, Inc., Class A	974,300	32,600,078

Total		38,498,138

Household Products 0.3%

Kimberly-Clark Corp.	54,500	5,693,070

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 3.4%

Altria Group, Inc.	791,100	30,370,329

Lorillard, Inc.	684,000	34,665,120

Philip Morris International, Inc.	53,600	4,670,168

Total		69,705,617

Total Consumer Staples		202,850,430

Energy 10.2%
Energy Equipment & Services 1.2%

Diamond Offshore Drilling, Inc.	77,798	4,428,262

National Oilwell Varco, Inc.	246,823	19,629,834

Total		24,058,096

Oil, Gas & Consumable Fuels 9.0%

Anadarko Petroleum Corp.	65,600	5,203,392

Apache Corp.	73,900	6,350,966

Chevron Corp.	276,300	34,512,633

ConocoPhillips	593,200	41,909,580

Exxon Mobil Corp.	193,100	19,541,720

Murphy Oil Corp.	83,400	5,410,992

Phillips 66	397,900	30,690,027

Valero Energy Corp.	769,600	38,787,840

Total		182,407,150

Total Energy		206,465,246

Financials 15.5%
Capital Markets 3.5%

BlackRock, Inc.	77,700	24,589,719

Goldman Sachs Group, Inc. (The)	179,600	31,835,896

State Street Corp.	186,100	13,657,879

Total		70,083,494

Commercial Banks 1.4%

Comerica, Inc.	172,500	8,200,650

Fifth Third Bancorp	536,500	11,282,595

KeyCorp	596,300	8,002,346

Total		27,485,591

Consumer Finance 1.3%

Discover Financial Services	108,900	6,092,955

SLM Corp.	794,800	20,887,344

Total		26,980,299

Diversified Financial Services 4.4%

Berkshire Hathaway, Inc., Class B(a)	79,700	9,449,232

Citigroup, Inc.	471,000	24,543,810

JPMorgan Chase & Co.	953,800	55,778,224

Total		89,771,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	117

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.9%

ACE Ltd.	69,200	7,164,276

Aon PLC	98,500	8,263,165

Prudential Financial, Inc.	473,100	43,629,282

Total		59,056,723

Real Estate Investment Trusts (REITs) 2.0%

Public Storage	221,600	33,355,232

Simon Property Group, Inc.	49,000	7,455,840

Total		40,811,072

Total Financials		314,188,445

Health Care 12.9%
Biotechnology 2.6%

Amgen, Inc.	77,400	8,835,984

Celgene Corp.(a)	77,400	13,077,504

Gilead Sciences, Inc.(a)	306,900	23,063,535

Pharmacyclics, Inc.(a)	14,500	1,533,810

Vertex Pharmaceuticals, Inc.(a)	70,400	5,230,720

Total		51,741,553

Health Care Equipment & Supplies 3.0%

Becton Dickinson and Co.	139,900	15,457,551

Medtronic, Inc.	668,100	38,342,259

St. Jude Medical, Inc.	108,900	6,746,355

Total		60,546,165

Health Care Providers & Services 2.7%

AmerisourceBergen Corp.	486,200	34,184,722

WellPoint, Inc.	225,900	20,870,901

Total		55,055,623

Pharmaceuticals 4.6%

Eli Lilly & Co.	629,500	32,104,500

Johnson & Johnson	49,100	4,497,069

Pfizer, Inc.	1,865,500	57,140,265

Total		93,741,834

Total Health Care		261,085,175

Industrials 11.1%
Aerospace & Defense 4.4%

Boeing Co. (The)	332,100	45,328,329

Northrop Grumman Corp.	83,400	9,558,474

Raytheon Co.	380,600	34,520,420

Total		89,407,223

Air Freight & Logistics 1.2%

United Parcel Service, Inc., Class B	238,800	25,093,104

Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.8%

Southwest Airlines Co.	866,700	16,328,628

Electrical Equipment 3.3%

Emerson Electric Co.	571,400	40,100,852

Rockwell Automation, Inc.	145,500	17,192,280

Roper Industries, Inc.	72,300	10,026,564

Total		67,319,696

Machinery 0.2%

Parker Hannifin Corp.	28,400	3,653,376

Professional Services 0.7%

Dun & Bradstreet Corp. (The)	107,600	13,207,900

Road & Rail 0.5%

Union Pacific Corp.	55,900	9,391,200

Total Industrials		224,401,127

Information Technology 17.6%
Communications Equipment 2.6%

Cisco Systems, Inc.	1,944,000	43,642,800

QUALCOMM, Inc.	120,600	8,954,550

Total		52,597,350

Computers & Peripherals 4.1%

Apple, Inc.(b)	149,800	84,054,278

Internet Software & Services 1.3%

Google, Inc., Class A(a)	10,000	11,207,100

VeriSign, Inc.(a)	237,900	14,221,662

Total		25,428,762

IT Services 2.6%

MasterCard, Inc., Class A	62,300	52,049,158

Semiconductors & Semiconductor Equipment 1.4%

Analog Devices, Inc.	163,000	8,301,590

Broadcom Corp., Class A	419,100	12,426,315

Intel Corp.	101,600	2,637,536

KLA-Tencor Corp.	35,100	2,262,546

NVIDIA Corp.	233,300	3,737,466

Total		29,365,453

Software 5.6%

CA, Inc.	47,900	1,611,835

Microsoft Corp.	1,582,500	59,232,975

Oracle Corp.	1,334,000	51,038,840

VMware, Inc., Class A(a)	23,600	2,117,156

Total		114,000,806

Total Information Technology		357,495,807

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.5%
Chemicals 2.9%

CF Industries Holdings, Inc.	118,800	27,685,152

Eastman Chemical Co.	85,600	6,907,920

LyondellBasell Industries NV, Class A	196,900	15,807,132

PPG Industries, Inc.	43,700	8,288,142

Total		58,688,346

Paper & Forest Products 0.6%

International Paper Co.	243,700	11,948,611

Total Materials		70,636,957

Telecommunication Services 2.2%
Diversified Telecommunication Services 2.2%

Verizon Communications, Inc.	913,500	44,889,390

Total Telecommunication Services		44,889,390

Utilities 3.1%
Independent Power Producers & Energy Traders 1.1%

AES Corp. (The)	1,513,400	21,959,434

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.0%

Ameren Corp.	222,200	8,034,752

Public Service Enterprise Group, Inc.	1,004,300	32,177,772

Total		40,212,524

Total Utilities		62,171,958

Total Common Stocks
(Cost: $1,607,124,145)		1,987,092,788

Money Market Funds 2.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(c)(d)	41,255,004	41,255,004

Total Money Market Funds
(Cost: $41,255,004)		41,255,004

Total Investments
(Cost: $1,648,379,149)		2,028,347,792

Other Assets & Liabilities, Net		(1,612,039)

Net Assets		2,026,735,753

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $2,748,998.00 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	93	USD	42,805,575	March 2014	1,329,929	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, was pledged as collateral for open futures contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,393,264	504,738,346	(472,876,606)	41,255,004	26,159	41,255,004

Currency Legend

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	119

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	242,908,253	—	—	242,908,253

Consumer Staples	202,850,430	—	—	202,850,430

Energy	206,465,246	—	—	206,465,246

Financials	314,188,445	—	—	314,188,445

Health Care	261,085,175	—	—	261,085,175

Industrials	224,401,127	—	—	224,401,127

Information Technology	357,495,807	—	—	357,495,807

Materials	70,636,957	—	—	70,636,957

Telecommunication Services	44,889,390	—	—	44,889,390

Utilities	62,171,958	—	—	62,171,958

Total Equity Securities	1,987,092,788	—	—	1,987,092,788

Mutual Funds

Money Market Funds	41,255,004	—	—	41,255,004

Total Mutual Funds	41,255,004	—	—	41,255,004

Investments in Securities	2,028,347,792	—	—	2,028,347,792

Derivatives

Assets

Futures Contracts	1,329,929	—	—	1,329,929

Total	2,029,677,721	—	—	2,029,677,721

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	121

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 94.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 1.2%
Australia Government Bond Senior Unsecured
08/21/35	2.000%	AUD	2,684,431	2,368,347

Australia Government Index-Linked Bond Senior Unsecured
08/20/15	4.000%	AUD	202,493	190,810
08/20/20	4.000%	AUD	2,389,083	2,495,168
09/20/25	3.000%	AUD	6,889,213	7,010,158

New South Wales Treasury Corp.
11/20/25	2.750%	AUD	11,683,100	11,038,433

Total				23,102,916

Canada 3.3%
Canadian Government Bond
12/01/31	4.000%	CAD	6,999,720	9,758,153
12/01/36	3.000%	CAD	4,419,169	5,668,625
12/01/41	2.000%	CAD	4,424,080	4,880,439
12/01/44	1.500%	CAD	12,338,240	12,244,515
Secured
12/01/26	4.250%	CAD	24,524,681	32,240,064

Total				64,791,796

France 9.4%
France Government Bond OAT
07/25/17	1.000%	EUR	10,719,135	15,552,023
07/25/19	1.300%	EUR	10,087,480	14,906,741
07/25/20	2.250%	EUR	33,780,075	52,674,910
07/25/22	1.100%	EUR	2,034,423	2,926,648
07/25/23	2.100%	EUR	9,658,519	15,039,344
07/25/27	1.850%	EUR	5,545,332	8,458,182
07/25/29	3.400%	EUR	12,345,003	22,904,272
07/25/32	3.150%	EUR	7,338,551	13,535,294
07/25/40	1.800%	EUR	20,410,584	31,717,288

French Treasury Note BTAN
07/25/16	0.450%	EUR	5,331,030	7,569,463

Total				185,284,165

Germany 12.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	32,961,307	47,122,582

Deutsche Bundesrepublik Inflation-Linked Bond
04/15/16	1.500%	EUR	88,857,183	127,375,766
04/15/20	1.750%	EUR	45,168,317	68,679,711
04/15/23	0.100%	EUR	103,293	138,576

Total				243,316,635

Italy 3.6%
Italy Buoni Poliennali Del Tesoro
09/15/16	2.100%	EUR	43,887,405	62,230,659
09/15/41	2.550%	EUR	7,039,671	8,384,042

Total				70,614,701

Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Japan 2.5%
Japanese Government CPI-Linked Bond Senior Unsecured
12/10/16	1.100%	JPY	1,001,000,000	10,408,678
06/10/17	1.200%	JPY	807,200,000	8,489,333
12/10/17	1.200%	JPY	150,300,000	1,595,719
09/10/23	0.100%	JPY	2,809,556,800	28,012,668

Total				48,506,398

New Zealand 0.4%
New Zealand Government Bond Senior Unsecured
09/20/30	3.000%	NZD	8,767,383	7,256,493

Sweden 1.4%
Sweden Inflation-Linked Bond
12/01/20	4.000%	SEK	62,473,828	11,830,325
06/01/22	0.250%	SEK	38,383,524	5,698,597
12/01/28	3.500%	SEK	54,526,755	11,270,093

Total				28,799,015

United Kingdom 23.4%
United Kingdom Gilt Inflation Linked
03/22/44	0.125%	GBP	9,466,110	15,692,943

United Kingdom Gilt Inflation-Linked
07/17/24	2.500%	GBP	18,959,510	39,413,240
11/22/27	1.250%	GBP	20,988,822	40,325,003
07/22/30	4.125%	GBP	18,940,462	51,977,738
11/22/32	1.250%	GBP	20,360,106	41,005,290
03/22/34	0.750%	GBP	22,182,319	41,280,726
01/26/35	2.000%	GBP	3,600,000	8,212,270
11/22/37	1.125%	GBP	24,474,664	50,248,434
03/22/40	0.625%	GBP	13,559,310	25,395,383
11/22/42	0.625%	GBP	13,841,997	26,456,613
11/22/47	0.750%	GBP	15,252,244	30,849,351
03/22/50	0.500%	GBP	15,150,562	28,897,501
03/22/52	0.250%	GBP	6,858,147	12,064,508
11/22/55	1.250%	GBP	13,977,656	34,715,645
03/22/62	0.375%	GBP	1,356,551	2,613,240
Senior Unsecured
03/22/29	0.125%	GBP	6,896,435	11,379,246

Total				460,527,131

United States 37.4%
U.S. Treasury Inflation-Indexed Bond
04/15/17	0.125%		7,094,856	7,292,178
04/15/18	0.125%		88,175,678	89,925,414
07/15/18	1.375%		19,603,024	21,246,306
07/15/19	1.875%		23,839,371	26,489,642
01/15/20	1.375%		20,703,600	22,232,105
07/15/20	1.250%		26,424,211	28,269,783
01/15/21	1.125%		33,139,235	34,832,443
07/15/21	0.625%		14,403,319	14,620,492
01/15/22	0.125%		32,813,148	31,536,520

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/15/22	0.125%		44,848,013	42,959,508
01/15/23	0.125%		59,567,701	56,258,894
07/15/23	0.375%		77,424,654	74,672,440
01/15/25	2.375%		32,870,405	37,782,985
01/15/26	2.000%		27,181,539	30,090,806
01/15/27	2.375%		24,470,442	28,186,890
01/15/28	1.750%		16,164,600	17,306,225
01/15/29	2.500%		27,406,617	32,207,051
04/15/29	3.875%		1,420,650	1,946,957
04/15/32	3.375%		6,052,450	8,052,125
02/15/40	2.125%		36,905,502	41,466,801
02/15/41	2.125%		6,158,806	6,919,998
02/15/42	0.750%		75,238,728	60,484,865
02/15/43	0.625%		29,839,419	22,943,708

Total				737,724,136

Total Inflation-Indexed Bonds
(Cost: $1,860,623,858)				1,869,923,386

Foreign Government Obligations(a)(h) 1.5%
Brazil —%
Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	1,291,000	517,574

Greece —%
Hellenic Republic Government Bond Senior Unsecured(b)(c)
10/15/42	0.000%	EUR	12,871,600	207,177

Mexico 1.5%
Mexican Bonos
12/17/15	8.000%	MXN	348,130,000	28,751,115

Total Foreign Government Obligations
(Cost: $28,798,059)				29,475,866

Options Purchased Puts —%
Issuer	Contracts	Exercise Price		Expiration Date	Value ($)
EUR Put/USD Call
	15,845,000	1.32	(d)	01/24/14	3,749
	15,745,000	1.35	(d)	01/24/14	37,299

Total Options Purchased Puts
(Cost: $245,453)					41,048

Money Market Funds 3.1%
				Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(e)(f)(g)				60,890,759	60,890,759

Total Money Market Funds
(Cost: $60,890,759)					60,890,759

Total Investments
(Cost: $1,950,558,129)					1,960,331,059

Other Assets & Liabilities, Net					10,211,818

Net Assets					1,970,542,877

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Deutsche Bank Securities Inc.	January 15, 2014	11,284,000	AUD	63,382,961	NOK	377,933	—

Deutsche Bank Securities Inc.	January 15, 2014	25,751,159	CHF	20,922,413	EUR	—	(87,581)

Deutsche Bank Securities Inc.	January 15, 2014	5,895,000	EUR	7,231,302	CHF	—	(2,481)

Deutsche Bank Securities Inc.	January 15, 2014	5,073,503	USD	30,192,000	NOK	—	(97,987)

Citigroup Global Markets Inc.	January 22, 2014	408,717,000	EUR	553,006,805	USD	—	(9,260,016)

Deutsche Bank Securities Inc.	January 22, 2014	47,593,787	USD	34,545,000	EUR	—	(70,645)

Citigroup Global Markets Inc.	January 23, 2014	327,709,000	GBP	528,850,558	USD	—	(13,744,856)

Citigroup Global Markets Inc.	January 23, 2014	6,150,739,000	JPY	59,774,803	USD	1,363,080	—

Citigroup Global Markets Inc.	January 23, 2014	386,289,000	MXN	30,041,828	USD	506,803	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	123

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	January 23, 2014	5,671,000	NZD	4,600,037	USD	—	(56,799)

Citigroup Global Markets Inc.	January 23, 2014	3,176,000	NZD	2,658,239	USD	50,214	—

Citigroup Global Markets Inc.	January 23, 2014	755,590	USD	800,000	CAD	—	(2,854)

Citigroup Global Markets Inc.	January 23, 2014	85,838,992	USD	52,733,000	GBP	1,472,263	—

Deutsche Bank Securities Inc.	January 23, 2014	38,580,778	AUD	36,055,688	USD	1,653,461	—

Deutsche Bank Securities Inc.	January 23, 2014	70,436,000	CAD	68,015,466	USD	1,740,841	—

Deutsche Bank Securities Inc.	January 23, 2014	3,295,000	GBP	5,939,534	AUD	—	(159,365)

Deutsche Bank Securities Inc.	January 23, 2014	11,948,000	GBP	19,244,449	USD	—	(538,132)

Deutsche Bank Securities Inc.	January 23, 2014	285,191,000	SEK	44,383,457	USD	58,782	—

Deutsche Bank Securities Inc.	January 23, 2014	8,470,405	USD	6,250,000	EUR	127,637	—

Deutsche Bank Securities Inc.	January 23, 2014	12,702,287	USD	7,670,000	GBP	—	(2,897)

Deutsche Bank Securities Inc.	January 23, 2014	8,884,352	USD	931,885,000	JPY	—	(34,520)

Deutsche Bank Securities Inc.	January 23, 2014	7,471,042	USD	9,095,000	NZD	—	(2,532)

Deutsche Bank Securities Inc.	January 23, 2014	3,589,844	USD	23,390,000	SEK	45,453	—

Deutsche Bank Securities Inc.	January 23, 2014	8,252,563	USD	5,045,000	GBP	100,560	—

Deutsche Bank Securities Inc.	February 14, 2014	32,250,000	EUR	44,429,987	USD	64,475	—

Deutsche Bank Securities Inc.	February 14, 2014	931,885,000	JPY	8,885,148	USD	34,245	—

Total						7,595,747	(24,060,665)

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $7,258,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

3MO EURO EURIBOR	739	EUR	253,220,065	December 2014	547,159

90DAY EURO	672	USD	162,691,200	September 2017		(511,154)

CAN 10YR BOND	(79)	CAD	(9,425,710)	March 2014	123,898

EURO 90 DAY	(889)	USD	(221,294,325)	December 2014		(212,707)

EURO 90 DAY	(672)	USD	(166,538,400)	September 2015	173,826

JPN 10YR BOND (TSE)	(25)	JPY	(34,023,360)	March 2014	112,704

LONG GILT	683	GBP	120,520,829	March 2014		(2,090,697)

US 10YR NOTE	(407)	USD	(50,080,080)	March 2014	12,619

US 2YR NOTE	288	USD	63,306,000	April 2014		(115,165)

US 5YR NOTE	(24)	USD	(2,863,500)	March 2014	17,104

US LONG BOND	(873)	USD	(112,016,813)	March 2014	1,355,558

US ULTRA T-BOND	223	USD	30,383,750	March 2014		(511,010)

Total					2,342,868	(3,440,733)

Open Options Contracts Written at December 31, 2013

Issuer	Puts/Calls	Notional Amount ($)	Exercise Price ($)		Premium Received ($)	Expiration Date	Value ($)(a)
EUR Call/USD Put	Call	15,745,000	1.41	(d)	136,250	January 2014	38,577

EUR Put/USD Call	Put	15,750,000	1.35	(d)	289,572	January 2014	37,311

USD Call/JPY Put	Call	10,240,000	105.25		145,920	March 2014	177,869

Total							253,757

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

Interest Rate Swap Contracts Outstanding at December 31, 2013

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	3.296	June 12, 2043	USD	7,500,000	(220)	852,368	—

Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	3.689	November 22, 2043	USD	13,700,000	(373)	540,718	—

Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	3.743	November 26, 2043	USD	6,800,000	(185)	202,871	—

Total								1,595,957	—

*	At December 31, 2013, cash totaling $2,080,000 was pledged as collateral to cover open centrally cleared swap contracts.

Inflation Rate Swap Contracts Outstanding at December 31, 2013

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.04%	7/2/2018	GBP	35,000,000	161,677	—

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.31%	7/2/2023	GBP	20,000,000	35,490	—

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.27%	12/12/2021	GBP	29,000,000	63,188	—

Total						260,355	—

Inflation Indexed Floors Outstanding at December 31, 2013

Reference Entity	Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Value ($)	Premiums (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	Deutsche Bank	Referenced index on expiration date if index exceeds premium amount paid, or $0	Premium equivalent to the referenced index plus 0.155%	November 15, 2015	EUR	22,425,000	38,967	(46,891)	—	(7,925)

Total									—	(7,925)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Zero coupon bond.

(c)	Variable rate security.

(d)	Exercise prices are stated in foreign currency.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	329,560,414	1,448,447,154	(1,717,116,809)	60,890,759	154,033	60,890,759

(g)	At December 31, 2013, cash or short-term securities were designated to cover open put and/or call options written.

(h)	Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	125

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Inflation-Indexed Bonds	—	1,869,923,386	—	1,869,923,386

Foreign Government Obligations	—	29,475,866	—	29,475,866

Total Bonds	—	1,899,399,252	—	1,899,399,252

Other

Options Purchased Puts	—	41,048	—	41,048

Total Other	—	41,048	—	41,048

Mutual Funds

Money Market Funds	60,890,759	—	—	60,890,759

Total Mutual Funds	60,890,759	—	—	60,890,759

Investments in Securities	60,890,759	1,899,440,300	—	1,960,331,059
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	7,595,747	—	7,595,747

Futures Contracts	2,342,868	—	—	2,342,868

Swap Contracts	—	1,856,312	—	1,856,312

Liabilities

Forward Foreign Currency Exchange Contracts	—	(24,060,665)	—	(24,060,665)

Futures Contracts	(3,440,733)	—	—	(3,440,733)

Options Contracts Written	(253,757)	—	—	(253,757)

Inflation Indexed Floors		(7,925)	—	(7,925)

Total	59,539,137	1,884,823,769	—	1,944,362,906

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency exchange contracts, swap contracts and inflation indexed floors are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	127

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 89.8%
Issuer	Shares	Value ($)
Consumer Discretionary 13.1%
Auto Components 2.2%

American Axle & Manufacturing Holdings, Inc.(a)	892,950	18,260,827

Dana Holding Corp.	772,288	15,152,291

Motorcar Parts of America, Inc.(a)	258,461	4,988,297

Standard Motor Products, Inc.	104,200	3,834,560

Total		42,235,975

Automobiles 0.3%

Thor Industries, Inc.	115,100	6,356,973

Diversified Consumer Services 0.8%

Ascent Capital Group, Inc., Class A(a)	80,300	6,870,468

Bridgepoint Education, Inc.(a)	70,240	1,243,950

ITT Educational Services, Inc.(a)	58,640	1,969,131

Regis Corp.	297,270	4,313,388

Total		14,396,937

Hotels, Restaurants & Leisure 1.5%

AFC Enterprises, Inc.(a)	61,650	2,373,525

Bob Evans Farms, Inc.	73,260	3,706,223

CEC Entertainment, Inc.	185,306	8,205,350

International Speedway Corp., Class A	168,260	5,971,547

Monarch Casino & Resort, Inc.(a)	139,482	2,800,799

Texas Roadhouse, Inc.	188,400	5,237,520

Total		28,294,964

Household Durables 1.0%

Meritage Homes Corp.(a)	42,870	2,057,331

Whirlpool Corp.	106,300	16,674,218

Total		18,731,549

Leisure Equipment & Products 0.8%

Brunswick Corp.	322,100	14,835,926

Media 0.8%

EW Scripps Co., Class A(a)	66,200	1,437,864

John Wiley & Sons, Inc., Class A	167,200	9,229,440

Meredith Corp.	42,500	2,201,500

Valassis Communications, Inc.	75,680	2,592,040

Total		15,460,844

Multiline Retail 0.5%

Big Lots, Inc.(a)	303,430	9,797,755

Specialty Retail 5.1%

Aaron’s, Inc.	206,612	6,074,393

Abercrombie & Fitch Co., Class A	153,130	5,039,508

Asbury Automotive Group, Inc.(a)	43,240	2,323,717

Ascena Retail Group, Inc.(a)	430,748	9,114,628

Common Stocks (continued)
Issuer	Shares	Value ($)
Brown Shoe Co., Inc.	268,700	7,561,218

Cato Corp. (The), Class A	121,700	3,870,060

Finish Line, Inc., Class A (The)	223,000	6,281,910

Genesco, Inc.(a)	22,760	1,662,846

Group 1 Automotive, Inc.	33,590	2,385,562

Men’s Wearhouse, Inc. (The)	284,650	14,539,922

Murphy USA, Inc.(a)	44,250	1,839,030

Outerwall, Inc.(a)	123,590	8,313,899

PEP Boys-Manny, Moe & Jack (The)(a)	288,510	3,502,511

Pier 1 Imports, Inc.	163,500	3,773,580

RadioShack Corp.(a)	1,366,466	3,552,811

Rent-A-Center, Inc.	167,861	5,596,486

Stage Stores, Inc.	402,149	8,935,751

Zale Corp.(a)	84,823	1,337,659

Total		95,705,491

Textiles, Apparel & Luxury Goods 0.1%

Fifth & Pacific Companies, Inc.(a)	47,950	1,537,757

Total Consumer Discretionary		247,354,171

Consumer Staples 1.5%
Food & Staples Retailing 0.9%

Casey’s General Stores, Inc.	46,300	3,252,575

Ingles Markets, Inc., Class A	237,510	6,436,521

Susser Holdings Corp.(a)	33,520	2,195,225

Village Super Market, Inc., Class A	162,250	5,031,372

Total		16,915,693

Food Products 0.3%

B&G Foods, Inc.	64,440	2,185,160

Industrias Bachoco SAB de CV, ADR	108,946	4,387,256

Total		6,572,416

Personal Products 0.1%

Elizabeth Arden, Inc.(a)	32,750	1,160,987

Tobacco 0.2%

Alliance One International, Inc.(a)	494,773	1,509,058

Universal Corp.	26,460	1,444,716

Total		2,953,774

Total Consumer Staples		27,602,870

Energy 6.4%
Energy Equipment & Services 2.4%

Bristow Group, Inc.	91,390	6,859,733

Gulfmark Offshore, Inc., Class A	96,445	4,545,453

Helix Energy Solutions Group, Inc.(a)	57,090	1,323,346

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Hercules Offshore, Inc.(a)	315,240	2,058,517

Hornbeck Offshore Services, Inc.(a)	32,670	1,608,344

Matrix Service Co.(a)	62,670	1,533,535

Newpark Resources, Inc.(a)	161,810	1,988,645

Ocean Rig UDW, Inc.(a)	267,770	5,154,573

Parker Drilling Co.(a)	682,652	5,549,961

Tetra Technologies, Inc.(a)	551,490	6,816,416

Tidewater, Inc.	122,369	7,252,811

Willbros Group, Inc.(a)	179,750	1,693,245

Total		46,384,579

Oil, Gas & Consumable Fuels 4.0%

Advantage Oil & Gas Ltd.(a)	1,153,025	5,004,128

Ardmore Shipping Corp.	177,200	2,757,232

Cloud Peak Energy, Inc.(a)	202,760	3,649,680

Comstock Resources, Inc.	248,700	4,548,723

Delek U.S. Holdings, Inc.	95,750	3,294,758

Energy XXI Bermuda Ltd.	215,800	5,839,548

Evolution Petroleum Corp.	566,753	6,993,732

Goodrich Petroleum Corp.(a)	113,040	1,923,941

LinnCo LLC	376,152	11,589,243

Miller Energy Resources Inc(a)	720,940	5,075,418

Northern Oil and Gas, Inc.(a)	104,160	1,569,691

Overseas Shipholding Group, Inc.(a)	298,635	2,306,955

Resolute Energy Corp.(a)	255,560	2,307,707

Stone Energy Corp.(a)	63,420	2,193,698

VAALCO Energy, Inc.(a)	249,270	1,717,470

Western Refining, Inc.	210,600	8,931,546

WPX Energy, Inc.(a)	253,000	5,156,140

Total		74,859,610

Total Energy		121,244,189

Financials 21.1%
Capital Markets 1.6%

Capital Southwest Corp.	123,696	4,313,279

FXCM, Inc., Class A	364,100	6,495,544

Greenhill & Co., Inc.	139,300	8,071,042

Janus Capital Group, Inc.	723,000	8,943,510

Stifel Financial Corp.(a)	23,030	1,103,598

SWS Group, Inc.(a)	298,020	1,811,962

Total		30,738,935

Commercial Banks 7.9%

1st Source Corp.	55,295	1,766,122

Associated Banc-Corp.	114,060	1,984,644

Common Stocks (continued)
Issuer	Shares	Value ($)
Banco Latinoamericano de Comercio Exterior SA, Class E	71,890	2,014,358

BancorpSouth, Inc.	98,900	2,514,038

Bank of the Ozarks, Inc.	101,000	5,715,590

BBCN Bancorp, Inc.	155,000	2,571,450

Cathay General Bancorp	90,640	2,422,807

City National Corp.	213,800	16,937,236

Community Bank System, Inc.	90,500	3,591,040

Community Trust Bancorp, Inc.	40,980	1,850,657

CVB Financial Corp.	109,930	1,876,505

First Citizens BancShares Inc., Class A	22,445	4,996,930

First Financial Holdings, Inc.	36,540	2,430,275

FirstMerit Corp.	57,400	1,276,002

FNB Corp.	156,590	1,976,166

Fulton Financial Corp.	312,300	4,084,884

Hancock Holding Co.	197,900	7,258,972

Hanmi Financial Corp.	243,900	5,338,971

Iberiabank Corp.	134,580	8,458,353

Independent Bank Corp.(a)	169,760	2,037,120

MB Financial, Inc.	42,740	1,371,527

National Bank Holdings Corp., Class A	105,490	2,257,486

Old National Bancorp	157,790	2,425,232

PacWest Bancorp	61,120	2,580,486

Pinnacle Financial Partners, Inc.	60,710	1,974,896

PrivateBancorp, Inc.	91,950	2,660,113

Prosperity Bancshares, Inc.	249,180	15,795,520

Susquehanna Bancshares, Inc.	175,520	2,253,677

Texas Capital Bancshares, Inc.(a)	35,870	2,231,114

Tompkins Financial Corp.	36,250	1,862,888

Trustmark Corp.	216,150	5,801,466

Umpqua Holdings Corp.	140,080	2,681,131

United Community Banks, Inc.(a)	113,310	2,011,253

Webster Financial Corp.	207,570	6,472,033

Westamerica Bancorporation	107,500	6,069,450

Western Alliance Bancorp(a)	85,700	2,044,802

Wintrust Financial Corp.	191,196	8,817,960

Total		150,413,154

Consumer Finance 0.5%

Cash America International, Inc.	186,804	7,154,593

Portfolio Recovery Associates, Inc.(a)	36,360	1,921,262

Total		9,075,855

Diversified Financial Services 0.3%

Pico Holdings, Inc.(a)	252,990	5,846,599

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	129

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 7.0%

American Equity Investment Life Holding Co.	244,300	6,444,634

American National Insurance Co.	68,826	7,883,330

AMERISAFE, Inc.	36,020	1,521,485

Aspen Insurance Holdings Ltd.	140,100	5,787,531

Employers Holdings, Inc.	70,710	2,237,971

Endurance Specialty Holdings Ltd.	156,200	9,164,254

First American Financial Corp.	83,860	2,364,852

Hanover Insurance Group, Inc. (The)	32,450	1,937,589

HCI Group, Inc.	39,710	2,124,485

Hilltop Holdings, Inc.(a)	240,210	5,556,057

Horace Mann Educators Corp.	262,292	8,272,690

Infinity Property & Casualty Corp.	9,600	688,800

Maiden Holdings Ltd.	145,610	1,591,517

Montpelier Re Holdings Ltd.	777,840	22,635,144

Navigators Group, Inc. (The)(a)	45,306	2,861,527

Platinum Underwriters Holdings Ltd.	267,909	16,417,464

Primerica, Inc.	192,600	8,264,466

ProAssurance Corp.	81,225	3,937,788

Selective Insurance Group, Inc.	80,830	2,187,260

StanCorp Financial Group, Inc.	100,520	6,659,450

White Mountains Insurance Group Ltd.	21,547	12,994,565

Total		131,532,859

Real Estate Investment Trusts (REITs) 3.4%

Brandywine Realty Trust	342,120	4,820,471

Chesapeake Lodging Trust	130,122	3,290,785

CubeSmart	294,850	4,699,909

CyrusOne, Inc.	65,390	1,460,159

DuPont Fabros Technology, Inc.	204,063	5,042,397

FelCor Lodging Trust, Inc.(a)	226,140	1,845,302

Geo Group, Inc. (The)	223,229	7,192,438

Government Properties Income Trust	155,700	3,869,145

Granite Real Estate Investment Trust	710,800	25,937,092

Highwoods Properties, Inc.	46,170	1,669,969

RLJ Lodging Trust	85,650	2,083,008

Strategic Hotels & Resorts, Inc.(a)	179,430	1,695,614

Total		63,606,289

Thrifts & Mortgage Finance 0.4%

Dime Community Bancshares, Inc.	238,860	4,041,511

EverBank Financial Corp.	119,270	2,187,412

Home Loan Servicing Solutions Ltd.	84,180	1,933,615

Total		8,162,538

Total Financials		399,376,229

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 6.0%
Biotechnology 0.3%

Myriad Genetics, Inc.(a)	241,190	5,060,166

Health Care Equipment & Supplies 1.6%

Analogic Corp.	25,807	2,285,468

Endologix, Inc.(a)	90,950	1,586,168

Haemonetics Corp.(a)	152,200	6,412,186

ICU Medical, Inc.(a)	23,770	1,514,387

Meridian Bioscience, Inc.	79,230	2,101,972

Orthofix International NV(a)	43,130	984,226

STERIS Corp.	90,360	4,341,798

West Pharmaceutical Services, Inc.	246,800	12,108,008

Total		31,334,213

Health Care Providers & Services 2.2%

Air Methods Corp.(a)	32,950	1,921,973

Ensign Group, Inc. (The)	82,319	3,644,262

HealthSouth Corp.	532,310	17,736,569

LifePoint Hospitals, Inc.(a)	42,240	2,231,962

Molina Healthcare, Inc.(a)	51,390	1,785,803

Owens & Minor, Inc.	321,352	11,748,629

WellCare Health Plans, Inc.(a)	31,450	2,214,709

Total		41,283,907

Health Care Technology 0.3%

MedAssets, Inc.(a)	83,760	1,660,961

Quality Systems, Inc.	166,550	3,507,543

Total		5,168,504

Life Sciences Tools & Services 0.9%

Covance, Inc.(a)	115,800	10,197,348

Nordion, Inc.(a)	838,980	7,122,940

Total		17,320,288

Pharmaceuticals 0.7%

Akorn, Inc.(a)	68,690	1,691,835

Lannett Co., Inc.(a)	49,240	1,629,844

Questcor Pharmaceuticals, Inc.	178,100	9,697,545

Total		13,019,224

Total Health Care		113,186,302

Industrials 18.6%
Aerospace & Defense 1.4%

Astronics Corp.(a)	41,010	2,091,510

Cubic Corp.	180,783	9,520,032

Curtiss-Wright Corp.	94,500	5,880,735

DigitalGlobe, Inc.(a)	34,040	1,400,746

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Esterline Technologies Corp.(a)	22,250	2,268,610

Moog, Inc., Class A(a)	41,120	2,793,693

Teledyne Technologies, Inc.(a)	23,530	2,161,466

Total		26,116,792

Air Freight & Logistics 1.0%

Air Transport Services Group, Inc.(a)	494,145	3,997,633

Forward Air Corp.	350,550	15,392,651

Total		19,390,284

Airlines 1.9%

Air France-KLM, ADR(a)	387,650	4,066,448

American Airlines Group, Inc.(a)	12,317	311,012

JetBlue Airways Corp.(a)	3,276,872	28,017,256

Skywest, Inc.	168,380	2,497,075

Total		34,891,791

Building Products 2.0%

American Woodmark Corp.(a)	48,500	1,917,205

Apogee Enterprises, Inc.	54,370	1,952,427

Gibraltar Industries, Inc.(a)	372,563	6,925,946

Simpson Manufacturing Co., Inc.	236,400	8,682,972

Trex Co., Inc.(a)	194,200	15,444,726

Universal Forest Products, Inc.	50,660	2,641,412

Total		37,564,688

Commercial Services & Supplies 2.8%

ABM Industries, Inc.	57,449	1,642,467

Brink’s Co. (The)	211,250	7,212,075

Cenveo, Inc.(a)	674,640	2,320,762

G&K Services, Inc., Class A	55,600	3,459,988

Herman Miller, Inc.	289,700	8,551,944

Mobile Mini, Inc.(a)	385,700	15,883,126

SP Plus Corp.(a)	186,760	4,863,230

Unifirst Corp.	55,684	5,958,188

United Stationers, Inc.	59,300	2,721,277

Total		52,613,057

Construction & Engineering 1.0%

Aegion Corp.(a)	362,200	7,928,558

Comfort Systems U.S.A., Inc.	401,418	7,783,495

EMCOR Group, Inc.	25,970	1,102,167

Tutor Perini Corp.(a)	77,340	2,034,042

Total		18,848,262

Electrical Equipment 1.5%

EnerSys, Inc.	30,829	2,160,805

GrafTech International Ltd.(a)	104,340	1,171,738

Common Stocks (continued)
Issuer	Shares	Value ($)
II-VI, Inc.(a)	800,900	14,095,840

Regal-Beloit Corp.	148,000	10,910,560

Total		28,338,943

Machinery 3.2%

Actuant Corp., Class A	131,800	4,829,152

American Railcar Industries, Inc.	55,270	2,528,602

Barnes Group, Inc.	189,070	7,243,272

CIRCOR International, Inc.	30,500	2,463,790

Federal Signal Corp.(a)	138,480	2,028,732

Hyster-Yale Materials Handling, Inc.	10,790	1,005,196

Meritor, Inc.(a)	235,230	2,453,449

Oshkosh Corp.	258,300	13,013,154

Tecumseh Products Co., Class B(a)	29,977	260,500

Tennant Co.	29,180	1,978,696

Terex Corp.	369,900	15,532,101

Toro Co. (The)	57,880	3,681,168

Watts Water Technologies, Inc., Class A	61,500	3,805,005

Total		60,822,817

Professional Services 0.9%

FTI Consulting, Inc.(a)	40,330	1,659,176

Insperity, Inc.	153,430	5,543,426

Kelly Services, Inc., Class A	85,084	2,121,995

Korn/Ferry International(a)	158,663	4,144,278

Resources Connection, Inc.	117,400	1,682,342

RPX Corp.(a)	146,040	2,468,076

Total		17,619,293

Road & Rail 1.2%

Con-way, Inc.	132,380	5,256,810

Heartland Express, Inc.	299,470	5,875,601

Marten Transport Ltd.	193,904	3,914,922

Quality Distribution, Inc.(a)	116,460	1,494,182

Roadrunner Transportation Systems, Inc.(a)	61,347	1,653,302

Werner Enterprises, Inc.	195,210	4,827,543

Total		23,022,360

Trading Companies & Distributors 1.7%

AerCap Holdings NV(a)	613,800	23,539,230

Aircastle Ltd.	321,350	6,157,066

Rush Enterprises, Inc., Class A(a)	69,770	2,068,680

Total		31,764,976

Total Industrials		350,993,263

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	131

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 13.5%
Communications Equipment 0.5%

Arris Group, Inc.(a)	117,100	2,853,142

Finisar Corp.(a)	47,270	1,130,698

Plantronics, Inc.	118,170	5,488,996

Total		9,472,836

Computers & Peripherals —%

Intevac, Inc.(a)	1,050	7,802

Electronic Equipment, Instruments & Components 4.8%

Celestica, Inc.(a)	420,861	4,376,954

Coherent, Inc.(a)	29,850	2,220,542

Electro Rent Corp.	186,840	3,460,277

FARO Technologies, Inc.(a)	141,600	8,255,280

Littelfuse, Inc.	125,800	11,690,594

Mercury Systems, Inc.(a)	452,600	4,955,970

OSI Systems, Inc.(a)	27,370	1,453,621

Park Electrochemical Corp.	205,300	5,896,216

Plexus Corp.(a)	433,280	18,756,691

Sanmina Corp.(a)	996,223	16,636,924

Tech Data Corp.(a)	30,337	1,565,389

Vishay Intertechnology, Inc.(a)	794,300	10,532,418

Total		89,800,876

Internet Software & Services 0.3%

j2 Global, Inc.	73,619	3,681,686

Stamps.com, Inc.(a)	30,550	1,286,155

Total		4,967,841

IT Services 2.8%

Blackhawk Network Holdings, Inc.(a)	23,300	588,558

CACI International, Inc., Class A(a)	23,180	1,697,240

Computer Services, Inc.	135,680	4,460,480

Convergys Corp.	303,780	6,394,569

CSG Systems International, Inc.	234,740	6,901,356

DST Systems, Inc.	59,070	5,360,012

Euronet Worldwide, Inc.(a)	46,550	2,227,417

Heartland Payment Systems, Inc.	56,440	2,812,969

MAXIMUS, Inc.	174,500	7,676,255

MoneyGram International, Inc.(a)	63,300	1,315,374

NeuStar, Inc., Class A(a)	186,908	9,319,233

Sykes Enterprises, Inc.(a)	158,749	3,462,316

Unisys Corp.(a)	26,780	899,005

Total		53,114,784

Semiconductors & Semiconductor Equipment 3.3%

Axcelis Technologies, Inc.(a)	625,000	1,525,000

Common Stocks (continued)
Issuer	Shares	Value ($)
Brooks Automation, Inc.	767,300	8,048,977

Cypress Semiconductor Corp.	284,144	2,983,512

Diodes, Inc.(a)	421,400	9,928,184

Fairchild Semiconductor International, Inc.(a)	782,400	10,445,040

Intersil Corp., Class A	289,237	3,317,548

Micron Technology, Inc.(a)	560,000	12,185,600

Monolithic Power Systems, Inc.(a)	64,510	2,235,917

OmniVision Technologies, Inc.(a)	111,110	1,911,092

Photronics, Inc.(a)	982,799	8,874,675

SunEdison, Inc.(a)	87,340	1,139,787

Total		62,595,332

Software 1.8%

ACI Worldwide, Inc.(a)	37,764	2,454,660

Aspen Technology, Inc.(a)	25,690	1,073,842

Blackbaud, Inc.	67,220	2,530,833

Bottomline Technologies de, Inc.(a)	59,330	2,145,373

Callidus Software, Inc.(a)	61,950	850,573

EPIQ Systems, Inc.	101,142	1,639,512

Manhattan Associates, Inc.(a)	19,260	2,262,665

Mentor Graphics Corp.	500,880	12,056,181

Netscout Systems, Inc.(a)	76,930	2,276,359

NICE Systems Ltd., ADR	168,600	6,905,856

Total		34,195,854

Total Information Technology		254,155,325

Materials 7.3%
Chemicals 3.7%

American Vanguard Corp.	98,296	2,387,610

Axiall Corp.	34,910	1,656,130

Calgon Carbon Corp.(a)	98,260	2,021,208

H.B. Fuller Co.	38,500	2,003,540

Innophos Holdings, Inc.	246,569	11,983,253

Intrepid Potash, Inc.(a)	123,390	1,954,498

Kraton Performance Polymers, Inc.(a)	196,250	4,523,562

Minerals Technologies, Inc.	37,550	2,255,629

PolyOne Corp.	591,500	20,909,525

Scotts Miracle-Gro Co., Class A	255,600	15,903,432

Sensient Technologies Corp.	112,890	5,477,423

Total		71,075,810

Metals & Mining 1.7%

AuRico Gold, Inc.	3,291,778	12,047,907

Coeur Mining, Inc.(a)	398,988	4,329,020

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Metals Co.	108,620	2,208,245

Compass Minerals International, Inc.	87,971	7,042,078

Pan American Silver Corp.	370,400	4,333,680

RTI International Metals, Inc.(a)	58,160	1,989,654

Total		31,950,584

Paper & Forest Products 1.9%

Clearwater Paper Corp.(a)	37,750	1,981,875

KapStone Paper and Packaging Corp.(a)	45,520	2,542,747

Louisiana-Pacific Corp.(a)	126,100	2,334,111

Resolute Forest Products, Inc.(a)	1,178,261	18,875,742

Schweitzer-Mauduit International, Inc.	194,800	10,026,356

Total		35,760,831

Total Materials		138,787,225

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.2%

Atlantic Tele-Network, Inc.	75,303	4,259,891

Wireless Telecommunication Services 0.3%

Telephone & Data Systems, Inc.	232,450	5,992,561

Total Telecommunication Services		10,252,452

Utilities 1.8%
Electric Utilities 1.5%

Allete, Inc.	33,510	1,671,479

Cleco Corp.	49,560	2,310,487

El Paso Electric Co.	121,700	4,272,887

IDACORP, Inc.	39,300	2,037,312

PNM Resources, Inc.	97,010	2,339,881

Portland General Electric Co.	204,420	6,173,484

UIL Holdings Corp.	43,670	1,692,212

Unitil Corp.	48,581	1,481,235

UNS Energy Corp.	101,000	6,044,850

Total		28,023,827

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.3%

Chesapeake Utilities Corp.	18,510	1,110,970

New Jersey Resources Corp.	35,840	1,657,242

Southwest Gas Corp.	42,200	2,359,402

Total		5,127,614

Total Utilities		33,151,441

Total Common Stocks
(Cost: $1,242,782,814)		1,696,103,467

Rights —%
Industrials —%
Airlines —%

American Airlines Escrow(a)(b)(c)	185,100	—

Total Industrials		—

Total Rights
(Cost: $—)		—

Limited Partnerships 0.1%
Energy 0.1%
Energy Equipment & Services 0.1%

Exterran Partners LP	41,150	1,243,965

Total Energy		1,243,965

Total Limited Partnerships
(Cost: $1,190,950)		1,243,965

Money Market Funds 10.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(d)(e)	191,400,100	191,400,100

Total Money Market Funds
(Cost: $191,400,100)		191,400,100

Total Investments
(Cost: $1,435,373,864)		1,888,747,532

Other Assets & Liabilities, Net		(59,955)

Net Assets		1,888,687,577

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Negligible market value.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities rounds to zero, which represents less than 0.01% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	133

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	150,616,568	547,272,798	(506,489,266)	191,400,100	144,255	191,400,100

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	247,354,171	—	—	247,354,171

Consumer Staples	27,602,870	—	—	27,602,870

Energy	121,244,189	—	—	121,244,189

Financials	399,376,229	—	—	399,376,229

Health Care	113,186,302	—	—	113,186,302

Industrials	350,993,263	—	—	350,993,263

Information Technology	254,155,325	—	—	254,155,325

Materials	138,787,225	—	—	138,787,225

Telecommunication Services	10,252,452	—	—	10,252,452

Utilities	33,151,441	—	—	33,151,441

Total Equity Securities	1,696,103,467	—	—	1,696,103,467

Other

Limited Partnerships	1,243,965	—	—	1,243,965

Total Other	1,243,965	—	—	1,243,965

Mutual Funds

Money Market Funds	191,400,100	—	—	191,400,100

Total Mutual Funds	191,400,100	—	—	191,400,100

Total	1,888,747,532	—	—	1,888,747,532

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	135

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)
Consumer Discretionary 7.9%
Auto Components 0.6%

Autoliv, Inc.	95,900	8,803,620

Hotels, Restaurants & Leisure 0.8%

McDonald’s Corp.	125,300	12,157,859

Media 2.6%

Time Warner, Inc.	309,100	21,550,452

Viacom, Inc., Class B	215,900	18,856,706

Total		40,407,158

Multiline Retail 0.8%

Macy’s, Inc.	217,500	11,614,500

Specialty Retail 2.1%

Home Depot, Inc. (The)	204,450	16,834,413

TJX Companies, Inc.	228,800	14,581,424

Total		31,415,837

Textiles, Apparel & Luxury Goods 1.0%

Nike, Inc., Class B	193,600	15,224,704

Total Consumer Discretionary		119,623,678

Consumer Staples 9.1%
Beverages 3.2%

Diageo PLC, ADR	125,350	16,598,847

PepsiCo, Inc.	380,600	31,566,964

Total		48,165,811

Food & Staples Retailing 2.6%

CVS Caremark Corp.	309,964	22,184,123

Wal-Mart Stores, Inc.	211,575	16,648,837

Total		38,832,960

Household Products 2.3%

Colgate-Palmolive Co.	125,100	8,157,771

Procter & Gamble Co. (The)	326,350	26,568,154

Total		34,725,925

Tobacco 1.0%

Philip Morris International, Inc.	182,648	15,914,120

Total Consumer Staples		137,638,816

Energy 11.6%
Energy Equipment & Services 2.3%

National Oilwell Varco, Inc.	170,350	13,547,936

Oceaneering International, Inc.	125,900	9,930,992

Seadrill Ltd.	278,100	11,424,348

Total		34,903,276

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 9.3%

Chevron Corp.	390,300	48,752,373

Kinder Morgan, Inc.	532,300	19,162,800

Marathon Oil Corp.	538,900	19,023,170

Marathon Petroleum Corp.	152,500	13,988,825

Occidental Petroleum Corp.	261,200	24,840,120

Suncor Energy, Inc.	459,400	16,101,970

Total		141,869,258

Total Energy		176,772,534

Financials 16.9%
Capital Markets 4.7%

Ares Capital Corp.	468,100	8,318,137

Franklin Resources, Inc.	262,400	15,148,352

Goldman Sachs Group, Inc. (The)	97,300	17,247,398

State Street Corp.	181,500	13,320,285

Waddell & Reed Financial, Inc., Class A	277,000	18,038,240

Total		72,072,412

Commercial Banks 2.1%

First Republic Bank	196,300	10,276,305

U.S. Bancorp	521,700	21,076,680

Total		31,352,985

Consumer Finance 1.2%

Discover Financial Services	323,100	18,077,445

Diversified Financial Services 3.2%

JPMorgan Chase & Co.	583,900	34,146,472

Moody’s Corp.	174,900	13,724,403

Total		47,870,875

Insurance 5.1%

ACE Ltd.	149,350	15,462,205

Arthur J Gallagher & Co.	172,550	8,097,772

Marsh & McLennan Companies, Inc.	363,000	17,554,680

MetLife, Inc.	280,200	15,108,384

Validus Holdings Ltd.	233,700	9,415,773

XL Group PLC	386,300	12,299,792

Total		77,938,606

Real Estate Investment Trusts (REITs) 0.6%

Corrections Corp. of America	286,500	9,188,055

Total Financials		256,500,378

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 16.0%
Health Care Equipment & Supplies 5.3%

Abbott Laboratories	371,547	14,241,397

Baxter International, Inc.	171,500	11,927,825

Covidien PLC	421,300	28,690,530

Stryker Corp.	333,400	25,051,676

Total		79,911,428

Health Care Providers & Services 3.2%

Cardinal Health, Inc.	285,600	19,080,936

McKesson Corp.	89,800	14,493,720

UnitedHealth Group, Inc.	200,300	15,082,590

Total		48,657,246

Pharmaceuticals 7.5%

Bristol-Myers Squibb Co.	359,900	19,128,685

Johnson & Johnson	499,050	45,707,989

Merck & Co., Inc.	426,900	21,366,345

Pfizer, Inc.	916,517	28,072,916

Total		114,275,935

Total Health Care		242,844,609

Industrials 14.2%
Aerospace & Defense 3.5%

Honeywell International, Inc.	339,100	30,983,567

United Technologies Corp.	200,700	22,839,660

Total		53,823,227

Air Freight & Logistics 0.7%

United Parcel Service, Inc., Class B	108,300	11,380,164

Commercial Services & Supplies 1.3%

Tyco International Ltd.	472,800	19,403,712

Electrical Equipment 2.2%

Eaton Corp. PLC	258,000	19,638,960

Emerson Electric Co.	197,700	13,874,586

Total		33,513,546

Industrial Conglomerates 0.9%

3M Co.	102,300	14,347,575

Machinery 2.3%

Caterpillar, Inc.	100,700	9,144,567

Cummins, Inc.	43,100	6,075,807

Snap-On, Inc.	174,260	19,084,955

Total		34,305,329

Professional Services 1.3%

Nielsen Holdings NV	270,800	12,427,012

Robert Half International, Inc.	190,350	7,992,797

Total		20,419,809

Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.3%

Union Pacific Corp.	113,300	19,034,400

Trading Companies & Distributors 0.7%

WW Grainger, Inc.	40,150	10,255,113

Total Industrials		216,482,875

Information Technology 13.5%
Communications Equipment 1.4%

QUALCOMM, Inc.	281,000	20,864,250

Computers & Peripherals 1.9%

Apple, Inc.	34,180	19,178,740

EMC Corp.	417,200	10,492,580

Total		29,671,320

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	137,500	7,577,625

IT Services 3.7%

Accenture PLC, Class A	259,300	21,319,646

Automatic Data Processing, Inc.	137,500	11,111,375

International Business Machines Corp.	131,100	24,590,427

Total		57,021,448

Semiconductors & Semiconductor Equipment 3.3%

Applied Materials, Inc.	696,100	12,314,009

Avago Technologies Ltd.	329,061	17,404,036

Intel Corp.	762,970	19,806,701

Total		49,524,746

Software 2.7%

Microsoft Corp.	896,000	33,537,280

Oracle Corp.	197,500	7,556,350

Total		41,093,630

Total Information Technology		205,753,019

Materials 2.2%
Chemicals 0.8%

Syngenta AG, ADR	143,000	11,431,420

Paper & Forest Products 1.4%

International Paper Co.	434,400	21,298,632

Total Materials		32,730,052

Telecommunication Services 3.3%
Diversified Telecommunication Services 2.0%

Verizon Communications, Inc.	627,100	30,815,694

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	137

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 1.3%

Rogers Communications, Inc., Class B	417,125	18,874,906

Total Telecommunication Services		49,690,600

Utilities 2.0%
Electric Utilities 1.1%

NextEra Energy, Inc.	200,800	17,192,496

Multi-Utilities 0.9%

Wisconsin Energy Corp.	311,900	12,893,946

Total Utilities		30,086,442

Total Common Stocks
(Cost: $1,202,733,879)		1,468,123,003

Mutual Funds 1.3%
Issuer	Shares	Value ($)
Kayne Anderson MLP Investment Co.	513,500	20,462,975

Total Mutual Funds
(Cost: $16,682,779)		20,462,975

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(a)(b)	29,103,780	29,103,780

Total Money Market Funds
(Cost: $29,103,780)		29,103,780

Total Investments
(Cost: $1,248,520,438)		1,517,689,758

Other Assets & Liabilities, Net		1,091,930

Net Assets		1,518,781,688

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,452,582	229,956,399	(215,305,201)	29,103,780	26,861	29,103,780

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2013

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	119,623,678	—	—	119,623,678

Consumer Staples	137,638,816	—	—	137,638,816

Energy	176,772,534	—	—	176,772,534

Financials	256,500,378	—	—	256,500,378

Health Care	242,844,609	—	—	242,844,609

Industrials	216,482,875	—	—	216,482,875

Information Technology	205,753,019	—	—	205,753,019

Materials	32,730,052	—	—	32,730,052

Telecommunication Services	49,690,600	—	—	49,690,600

Utilities	30,086,442	—	—	30,086,442

Total Equity Securities	1,468,123,003	—	—	1,468,123,003

Mutual Funds

Equity Funds	20,462,975	—	—	20,462,975

Money Market Funds	29,103,780	—	—	29,103,780

Total Mutual Funds	49,566,755	—	—	49,566,755

Total	1,517,689,758	—	—	1,517,689,758

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	139

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 18.1%
Auto Components 5.4%

Allison Transmission Holdings, Inc.	648,300	17,899,563

Autoliv, Inc.	177,600	16,303,680

Johnson Controls, Inc.	417,100	21,397,230

Total		55,600,473

Automobiles 1.5%

Harley-Davidson, Inc.	227,800	15,772,872

Hotels, Restaurants & Leisure 3.3%

International Game Technology	817,300	14,842,168

Marriott International, Inc., Class A	391,100	19,304,696

Total		34,146,864

Leisure Equipment & Products 1.2%

Hasbro, Inc.	226,000	12,432,260

Media 2.1%

Gannett Co., Inc.	179,900	5,321,442

Omnicom Group, Inc.	220,600	16,406,022

Total		21,727,464

Multiline Retail 1.5%

Nordstrom, Inc.	252,300	15,592,140

Specialty Retail 3.1%

Aaron’s, Inc.	194,100	5,706,540

Chico’s FAS, Inc.	886,000	16,692,240

Penske Automotive Group, Inc.	206,500	9,738,540

Total		32,137,320

Total Consumer Discretionary		187,409,393

Consumer Staples 1.4%
Food & Staples Retailing 0.7%

Casey’s General Stores, Inc.	108,000	7,587,000

Food Products 0.7%

Tyson Foods, Inc., Class A	203,700	6,815,802

Total Consumer Staples		14,402,802

Energy 6.0%
Energy Equipment & Services 1.8%

Helmerich & Payne, Inc.	224,300	18,859,144

Oil, Gas & Consumable Fuels 4.2%

Cimarex Energy Co.	127,800	13,407,498

Devon Energy Corp.	297,900	18,431,073

Energen Corp.	154,684	10,943,893

Total		42,782,464

Total Energy		61,641,608

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 21.7%
Capital Markets 1.3%

Invesco Ltd.	365,100	13,289,640

Commercial Banks 5.4%

City National Corp.	132,500	10,496,650

Cullen/Frost Bankers, Inc.	227,800	16,955,154

Fifth Third Bancorp	785,000	16,508,550

SunTrust Banks, Inc.	339,209	12,486,284

Total		56,446,638

Insurance 11.5%

Alleghany Corp.(a)	16,100	6,439,356

Aon PLC	153,200	12,851,948

Arch Capital Group Ltd.(a)	180,100	10,750,169

Chubb Corp. (The)	125,400	12,117,402

Markel Corp.(a)	32,800	19,035,480

Marsh & McLennan Companies, Inc.	345,300	16,698,708

Reinsurance Group of America, Inc.	138,400	10,713,544

Willis Group Holdings PLC	356,669	15,982,338

WR Berkley Corp.	336,313	14,592,621

Total		119,181,566

Real Estate Investment Trusts (REITs) 1.5%

Alexandria Real Estate Equities, Inc.	241,423	15,359,331

Real Estate Management & Development 2.0%

Jones Lang LaSalle, Inc.	204,500	20,938,755

Total Financials		225,215,930

Health Care 5.6%
Health Care Equipment & Supplies 3.8%

Becton Dickinson and Co.	172,500	19,059,525

CareFusion Corp.(a)	500,400	19,925,928

Total		38,985,453

Health Care Providers & Services 1.8%

Patterson Companies, Inc.	464,572	19,140,366

Total Health Care		58,125,819

Industrials 16.9%
Airlines 1.8%

Southwest Airlines Co.	956,900	18,027,996

Building Products 0.2%

Allegion Plc(a)	55,600	2,456,964

Commercial Services & Supplies 4.0%

Cintas Corp.	296,100	17,644,599

Clean Harbors, Inc.(a)	136,700	8,196,532

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Republic Services, Inc.	457,000	15,172,400

Total		41,013,531

Construction & Engineering 0.3%

MasTec, Inc.(a)	96,700	3,164,024

Electrical Equipment 2.3%

Hubbell, Inc., Class B	78,100	8,505,090

Rockwell Automation, Inc.	132,225	15,623,706

Total		24,128,796

Machinery 6.8%

Dover Corp.	136,251	13,153,672

Ingersoll-Rand PLC	160,400	9,880,640

Kennametal, Inc.	316,900	16,500,983

Parker Hannifin Corp.	129,960	16,718,054

Xylem, Inc.	414,700	14,348,620

Total		70,601,969

Professional Services 1.5%

Robert Half International, Inc.	361,900	15,196,181

Total Industrials		174,589,461

Information Technology 15.6%
Communications Equipment 1.7%

Juniper Networks, Inc.(a)	773,913	17,467,216

Electronic Equipment, Instruments & Components 3.6%

Avnet, Inc.	367,100	16,192,781

TE Connectivity Ltd.	379,200	20,897,712

Total		37,090,493

IT Services 3.5%

Broadridge Financial Solutions, Inc.	459,600	18,163,392

Fidelity National Information Services, Inc.	344,000	18,465,920

Total		36,629,312

Semiconductors & Semiconductor Equipment 5.3%

Analog Devices, Inc.	318,700	16,231,391

KLA-Tencor Corp.	245,200	15,805,592

Lam Research Corp.(a)	135,368	7,370,788

Skyworks Solutions, Inc.(a)	556,600	15,896,496

Total		55,304,267

Software 1.5%

Synopsys, Inc.(a)	376,700	15,282,719

Total Information Technology		161,774,007

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 8.3%
Chemicals 2.6%

International Flavors & Fragrances, Inc.	113,900	9,793,122

RPM International, Inc.	413,100	17,147,781

Total		26,940,903

Containers & Packaging 4.2%

Avery Dennison Corp.	389,900	19,569,081

Bemis Co., Inc.	305,500	12,513,280

Crown Holdings, Inc.(a)	271,700	12,109,669

Total		44,192,030

Metals & Mining 1.5%

Reliance Steel & Aluminum Co.	200,432	15,200,763

Total Materials		86,333,696

Utilities 4.7%
Electric Utilities 1.1%

Xcel Energy, Inc.	398,952	11,146,719

Gas Utilities 1.5%

Atmos Energy Corp.	347,900	15,801,618

Multi-Utilities 2.1%

Alliant Energy Corp.	247,800	12,786,480

Sempra Energy	95,186	8,543,895

Total		21,330,375

Total Utilities		48,278,712

Total Common Stocks
(Cost: $792,674,218)		1,017,771,428

Money Market Funds 1.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	18,901,185	18,901,185

Total Money Market Funds
(Cost: $18,901,185)		18,901,185

Total Investments
(Cost: $811,575,403)		1,036,672,613

Other Assets & Liabilities, Net		(1,052,025)

Net Assets		1,035,620,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	141

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,805,978	340,373,418	(336,278,211)	18,901,185	16,477	18,901,185

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2013

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	187,409,393	—	—	187,409,393

Consumer Staples	14,402,802	—	—	14,402,802

Energy	61,641,608	—	—	61,641,608

Financials	225,215,930	—	—	225,215,930

Health Care	58,125,819	—	—	58,125,819

Industrials	174,589,461	—	—	174,589,461

Information Technology	161,774,007	—	—	161,774,007

Materials	86,333,696	—	—	86,333,696

Utilities	48,278,712	—	—	48,278,712

Total Equity Securities	1,017,771,428	—	—	1,017,771,428

Mutual Funds

Money Market Funds	18,901,185	—	—	18,901,185

Total Mutual Funds	18,901,185	—	—	18,901,185

Total	1,036,672,613	—	—	1,036,672,613

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	143

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2013

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $773,609,885, $2,951,731,672 and $873,474,872)	$906,748,046	$2,923,648,401	$978,423,733

Affiliated issuers (identified cost $64,251,525, $171,499,384 and $35,608,607)	64,251,525	171,499,384	35,608,607

Total investments (identified cost $837,861,410, $3,123,231,056 and $909,083,479)	970,999,571	3,095,147,785	1,014,032,340

Cash	5,272	830,702	—

Premiums paid on outstanding swap contracts	—	5,056,283	—

Receivable for:

Investments sold	15,056,863	1,260,554	4,258,968

Investments sold on a delayed delivery basis	—	41,434,835	—

Capital shares sold	—	1,032,328	229,593

Dividends	745,645	206,811	638,039

Interest	1,974,685	20,314,974	—

Reclaims	3,431	—	—

Variation margin	2,813	626,549	—

Expense reimbursement due from Investment Manager	—	—	18,608

Prepaid expenses	3,927	10,022	4,010

Total assets	988,792,207	3,165,920,843	1,019,181,558

Liabilities

Foreign currency (cost $—, $— and $184,015)	—	—	184,015

Unrealized depreciation on swap contracts	—	10,624,432	—

Premiums received on outstanding swap contracts	—	5,166,159	—

Payable for:

Investments purchased	13,447,630	1,266	7,533,013

Investments purchased on a delayed delivery basis	25,240,928	216,062,474	—

Capital shares purchased	753,000	5,628,921	365,366

Variation margin	—	116,946	—

Investment management fees	524,654	1,082,389	928,283

Distribution and/or service fees	102,629	120,725	37,830

Transfer agent fees	49,260	155,780	52,036

Administration fees	47,347	162,352	67,238

Compensation of board members	52,084	229,458	53,827

Other expenses	112,299	171,261	205,108

Other liabilities	—	—	6,730

Total liabilities	40,329,831	239,522,163	9,433,446

Net assets applicable to outstanding capital stock	$948,462,376	$2,926,398,680	$1,009,748,112

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund
Represented by

Paid-in capital	$—	$2,868,600,817	$904,470,030

Undistributed (excess of distributions over) net investment income	—	88,655,399	(115,994)

Accumulated net realized gain (loss)	—	6,936,627	451,646

Unrealized appreciation (depreciation) on:

Investments	—	(28,083,271)	104,948,861

Foreign currency translations	—	—	(6,431)

Futures contracts	—	1,908,502	—

Swap contracts	—	(11,619,394)	—

Trust capital	$948,462,376	$—	$—

Total — representing net assets applicable to outstanding capital stock	$948,462,376	$2,926,398,680	$1,009,748,112

Class 1

Net assets	$—	$1,868,361,068	$676,275,049

Shares outstanding	—	186,559,916	42,785,399

Net asset value per share	$—	$10.01	$15.81

Class 2

Net assets	$—	$24,526,596	$14,757,701

Shares outstanding	—	2,458,412	936,756

Net asset value per share	$—	$9.98	$15.75

Class 3

Net assets	$948,462,376	$1,033,511,016	$318,715,362

Shares outstanding	48,274,827	103,128,956	20,179,529

Net asset value per share	$19.65	$10.02	$15.79

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	145

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $795,954,994, $1,607,124,145 and $1,889,667,370)	$804,386,723	$1,987,092,788	$1,899,440,300

Affiliated issuers (identified cost $40,515,766, $41,255,004 and $60,890,759)	40,515,766	41,255,004	60,890,759

Total investments (identified cost $836,470,760, $1,648,379,149 and $1,950,558,129)	844,902,489	2,028,347,792	1,960,331,059

Cash	34,966	—	—

Foreign currency (identified cost $12,618,295, $— and $13,400,238)	12,532,040	—	13,655,120

Margin deposits	2,384,907	—	9,338,000

Unrealized appreciation on forward foreign currency exchange contracts	1,973,414	—	7,595,747

Unrealized appreciation on swap contracts	—	—	260,355

Premiums paid on outstanding swap contracts	—	—	47,669

Receivable for:

Investments sold	460,214	14,537,116	—

Capital shares sold	628,612	534,973	771,391

Dividends	3,116	1,659,148	3,167

Interest	9,810,238	—	8,962,371

Reclaims	407,405	—	109,511

Variation margin	192,501	147,200	926,622

Prepaid expenses	4,825	5,487	7,740

Total assets	873,334,727	2,045,231,716	2,002,008,752

Liabilities

Option contracts written, at value (premiums received $—, $— and $571,742)	—	—	253,757

Disbursements in excess of cash	—	—	363,140

Unrealized depreciation on forward foreign currency exchange contracts	5,260,166	—	24,060,665

Unrealized depreciation on swap contracts			7,925

Payable for:

Investments purchased	3,370,253	15,275,977	—

Investments purchased on a delayed delivery basis	453,763	—	—

Capital shares purchased	3,267,779	1,570,556	5,244,519

Variation margin	7,810	853	324,636

Investment management fees	440,718	1,084,416	752,535

Distribution and/or service fees	34,922	152,491	23,723

Transfer agent fees	46,390	103,984	105,680

Administration fees	60,181	93,231	112,256

Compensation of board members	83,616	69,907	125,071

Expense reimbursement due to Investment Manager	2,799	—	—

Other expenses	116,428	144,548	91,968

Total liabilities	13,144,825	18,495,963	31,465,875

Net assets applicable to outstanding capital stock	$860,189,902	$2,026,735,753	$1,970,542,877

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Represented by

Paid-in capital	$869,951,812	$—	$2,106,054,912

Undistributed (excess of distributions over) net investment income	(41,775,209)	—	(110,320,344)

Accumulated net realized gain (loss)	25,244,470	—	(19,949,663)

Unrealized appreciation (depreciation) on:

Investments	8,431,729	—	9,772,930

Foreign currency translations	22,349	—	381,453

Forward foreign currency exchange contracts	(3,286,752)	—	(16,464,918)

Futures contracts	1,601,503	—	(1,097,865)

Options contracts written	—	—	317,985

Swap contracts	—	—	1,848,387

Trust capital	$—	$2,026,735,753	$—

Total — representing net assets applicable to outstanding capital stock	$860,189,902	$2,026,735,753	$1,970,542,877

Class 1

Net assets	$556,739,369	$618,147,185	$1,765,508,042

Shares outstanding	52,515,726	19,880,520	202,021,208

Net asset value per share	$10.60	$31.09	$8.74

Class 2

Net assets	$9,898,843	$3,722,971	$6,693,020

Shares outstanding	936,787	120,805	771,154

Net asset value per share	$10.57	$30.82	$8.68

Class 3

Net assets	$293,551,690	$1,404,865,597	$198,341,815

Shares outstanding	27,706,665	45,410,006	22,707,411

Net asset value per share	$10.59	$30.94	$8.73

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	147

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,243,973,764, $1,219,416,658 and $792,674,218)	$1,697,347,432	$1,488,585,978	$1,017,771,428

Affiliated issuers (identified cost $191,400,100, $29,103,780 and $18,901,185)	191,400,100	29,103,780	18,901,185

Total investments (identified cost $1,435,373,864, $1,248,520,438 and $811,575,403)	1,888,747,532	1,517,689,758	1,036,672,613

Cash	—	—	4,910

Receivable for:

Investments sold	2,966,157	11,004,059	5,954,702

Capital shares sold	1,032,575	767,307	488,451

Dividends	1,508,160	2,094,656	1,181,759

Reclaims	12,158	510,801	—

Expense reimbursement due from Investment Manager	272,302	82,616	5,310

Prepaid expenses	5,614	4,721	4,364

Total assets	1,894,544,498	1,532,153,918	1,044,312,109

Liabilities

Payable for:

Investments purchased	2,405,793	11,435,652	4,415,300

Capital shares purchased	1,622,932	751,080	3,414,158

Investment management fees	1,455,605	909,042	689,801

Distribution and/or service fees	23,625	7,456	3,881

Transfer agent fees	96,606	77,307	53,993

Administration fees	119,285	70,998	51,569

Compensation of board members	71,010	81,950	28,583

Other expenses	62,065	38,745	34,236

Total liabilities	5,856,921	13,372,230	8,691,521

Net assets applicable to outstanding capital stock	$1,888,687,577	$1,518,781,688	$1,035,620,588

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio –Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Represented by

Trust capital	$1,888,687,577	$1,518,781,688	$1,035,620,588

Total — representing net assets applicable to outstanding capital stock	$1,888,687,577	$1,518,781,688	$1,035,620,588

Class 1

Net assets	$1,673,954,153	$1,454,205,619	$1,006,503,719

Shares outstanding	74,623,440	105,671,811	60,295,648

Net asset value per share	$22.43	$13.76	$16.69

Class 2

Net assets	$3,715,040	$4,593,340	$7,188,883

Shares outstanding	167,173	336,351	434,462

Net asset value per share	$22.22	$13.66	$16.55

Class 3

Net assets	$211,018,384	$59,982,729	$21,927,986

Shares outstanding	9,457,408	4,377,699	1,318,796

Net asset value per share	$22.31	$13.70	$16.63

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	149

Columbia Variable Portfolio Funds

Statement of Operations

Year Ended December 31, 2013

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$10,054,505	$5,819,886	$21,406,287
Dividends — affiliated issuers	77,749	69,201	15,107
Interest	7,572,318	110,417,664	1,563
Foreign taxes withheld	(38,267)	—	(2,114,266)

Total income	17,666,305	116,306,751	19,308,691

Expenses:
Investment management fees	5,741,640	14,337,171	10,264,830
Distribution and/or service fees
Class 2	—	71,521	28,786
Class 3	1,121,282	1,577,496	424,936
Transfer agent fees
Class 1	—	1,301,198	364,018
Class 2	—	17,165	6,908
Class 3	538,197	757,172	203,963
Administration fees	518,344	2,102,104	743,599
Compensation of board members	34,750	115,029	39,818
Custodian fees	47,719	105,421	491,083
Printing and postage fees	296,397	372,191	113,196
Professional fees	46,845	69,943	71,858
Other	11,318	24,972	137,951

Total expenses	8,356,492	20,851,383	12,890,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(376,197)	—	(428,726)

Total net expenses	7,980,295	20,851,383	12,462,220

Net investment income	9,686,010	95,455,368	6,846,471

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	111,582,204	18,500,535	34,515,320
Foreign currency translations	(334)	2,194	(2,301,790)
Futures contracts	754,684	22,819,068	—
Swap contracts	—	(24,825,184)	—

Net realized gain (loss)	112,336,554	16,496,613	32,213,530
Net change in unrealized appreciation (depreciation) on:
Investments	51,716,444	(182,823,172)	(53,022,829)
Foreign currency translations	(72)	(7,967)	(8,235)
Futures contracts	33,478	(2,134,951)	—
Swap contracts	—	(7,683,780)	—
Foreign capital gains tax	—	4,562	—

Net change in unrealized appreciation (depreciation)	51,749,850	(192,645,308)	(53,031,064)

Net realized and unrealized gain (loss)	164,086,404	(176,148,695)	(20,817,534)

Net change in net assets resulting from operations	$173,772,414	$(80,693,327)	$(13,971,063)

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$34,783,550	$—
Dividends — affiliated issuers	96,001	26,159	154,033
Interest	43,548,459	—	34,836,299
Foreign taxes withheld	(49,618)	(22,056)	—

Total income	43,594,842	34,787,653	34,990,332

Expenses:
Investment management fees	7,117,801	10,052,221	10,799,396
Distribution and/or service fees
Class 2	25,344	5,785	22,471
Class 3	448,849	1,636,100	320,311
Transfer agent fees
Class 1	541,316	153,347	1,386,923
Class 2	6,082	1,389	5,393
Class 3	215,440	785,301	153,744
Administration fees	964,204	858,373	1,621,041
Compensation of board members	49,551	47,212	80,802
Custodian fees	190,673	15,709	132,010
Printing and postage fees	128,214	442,865	83,939
Professional fees	45,022	43,464	56,049
Other	22,761	10,831	20,665

Total expenses	9,755,257	14,052,597	14,682,744
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(77,332)	(50)	—

Total net expenses	9,677,925	14,052,547	14,682,744

Net investment income	33,916,917	20,735,106	20,307,588

Realized and unrealized gain (loss)—net
Net realized gain (loss) on:
Investments	24,919,564	179,616,511	42,961,141
Foreign currency translations	(2,496,293)	(2,278)	(3,975,321)
Forward foreign currency exchange contracts	(52,842,828)	—	(1,831,249)
Futures contracts	2,683,629	5,782,329	2,122,487
Options contracts written	—	—	3,568,016
Swap contracts	—	—	1,718,040

Net realized gain (loss)	(27,735,928)	185,396,562	44,563,114
Net change in unrealized appreciation (depreciation) on:
Investments	(120,013,968)	242,293,488	(203,586,798)
Foreign currency translations	110,195	2,494	(327,500)
Forward foreign currency exchange contracts	5,499,896	—	(451,155)
Futures contracts	981,712	1,240,032	(2,232,699)
Options contracts written	—	—	76,163
Swap contracts	—	—	1,848,387
Foreign capital gains tax	700,259	—	—

Net change in unrealized appreciation (depreciation)	(112,721,906)	243,536,014	(204,673,602)

Net realized and unrealized gain (loss)	(140,457,834)	428,932,576	(160,110,488)

Net change in net assets resulting from operations	$(106,540,917)	$449,667,682	$(139,802,900)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	151

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$22,210,120	$30,685,588	$17,218,050
Dividends — affiliated issuers	144,255	26,861	16,477
Foreign taxes withheld	(368,920)	(167,601)	—

Total income	21,985,455	30,544,848	17,234,527

Expenses:
Investment management fees	15,444,776	8,633,548	8,129,483
Distribution and/or service fees
Class 2	6,410	8,069	13,431
Class 3	260,272	71,857	24,043
Transfer agent fees
Class 1	895,567	692,281	620,794
Class 2	1,538	1,937	3,220
Class 3	124,926	34,490	11,540
Administration fees	1,267,399	682,193	606,126
Compensation of board members	52,060	43,501	33,978
Custodian fees	42,765	10,489	14,915
Printing and postage fees	56,288	36,388	17,132
Professional fees	44,379	38,800	38,662
Line of credit interest expense	—	—	2,327
Other	15,196	7,694	8,162

Total expenses	18,211,576	10,261,247	9,523,813
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,789,137)	(796,122)	(131,556)

Total net expenses	15,422,439	9,465,125	9,392,257

Net investment income	6,563,016	21,079,723	7,842,270

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	265,203,645	32,031,965	141,177,319
Foreign currency translations	—	5,895	—

Net realized gain (loss)	265,203,645	32,037,860	141,177,319
Net change in unrealized appreciation (depreciation) on:
Investments	241,916,043	243,391,356	173,721,019
Foreign currency translations	—	3,891	—

Net change in unrealized appreciation (depreciation)	241,916,043	243,395,247	173,721,019

Net realized and unrealized gain (loss)	507,119,688	275,433,107	314,898,338

Net change in net assets resulting from operations	$513,682,704	$296,512,830	$322,740,608

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Balanced Fund		Columbia Variable Portfolio – Diversified Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$9,686,010	$13,584,591	$95,455,368	$139,243,880

Net realized gain (loss)	112,336,554	57,919,936	16,496,613	127,403,280

Net change in unrealized appreciation (depreciation)	51,749,850	43,591,752	(192,645,308)	30,597,365

Net increase (decrease) in net assets resulting from operations	173,772,414	115,096,279	(80,693,327)	297,244,525

Distributions to shareholders

Net investment income

Class 1	—	—	(73,610,668)	(93,579,698)

Class 2	—	—	(1,283,517)	(816,165)

Class 3	—	—	(55,852,322)	(58,010,788)

Net realized gains

Class 1	—	—	(71,443,673)	(60,504,098)

Class 2	—	—	(1,322,857)	(545,522)

Class 3	—	—	(55,835,204)	(38,685,469)

Total distributions to shareholders	—	—	(259,348,241)	(252,141,740)

Increase (decrease) in net assets from capital stock activity	(72,888,822)	(114,397,948)	(722,429,695)	(144,448,688)

Total increase (decrease) in net assets	100,883,592	698,331	(1,062,471,263)	(99,345,903)

Net assets at beginning of year	847,578,784	846,880,453	3,988,869,943	4,088,215,846

Net assets at end of year	$948,462,376	$847,578,784	$2,926,398,680	$3,988,869,943

Undistributed (excess of distributions over) net investment income	$—	$—	$88,655,399	$133,552,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	153

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Emerging Markets Fund		Columbia Variable Portfolio – Global Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$6,846,471	$5,960,368	$33,916,917	$45,368,822

Net realized gain (loss)	32,213,530	(18,692,543)	(27,735,928)	44,609,203

Net change in unrealized appreciation (depreciation)	(53,031,064)	190,340,373	(112,721,906)	9,828,000

Net increase (decrease) in net assets resulting from operations	(13,971,063)	177,608,198	(106,540,917)	99,806,025

Distributions to shareholders

Net investment income

Class 1	(4,051,335)	(3,047,395)	(60,609,269)	(34,252,764)

Class 2	(59,998)	(23,466)	(533,945)	(180,699)

Class 3	(1,973,671)	(1,429,262)	(21,042,661)	(11,566,004)

Net realized gains

Class 1	—	(13,171,744)	(6,220,394)	(5,862,172)

Class 2	—	(154,582)	(70,977)	(38,512)

Class 3	—	(8,380,498)	(2,438,340)	(2,288,995)

Total distributions to shareholders	(6,085,004)	(26,206,947)	(90,915,586)	(54,189,146)

Increase (decrease) in net assets from capital stock activity	56,886,564	(52,247,752)	(540,241,752)	(107,006,418)

Total increase (decrease) in net assets	36,830,497	99,153,499	(737,698,255)	(61,389,539)

Net assets at beginning of year	972,917,615	873,764,116	1,597,888,157	1,659,277,696

Net assets at end of year	$1,009,748,112	$972,917,615	$860,189,902	$1,597,888,157

Undistributed (excess of distributions over) net investment income	$(115,994)	$121,325	$(41,775,209)	$34,683,699

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund		Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$20,735,106	$19,582,042	$20,307,588	$61,078,493

Net realized gain (loss)	185,396,562	141,785,700	44,563,114	64,762,365

Net change in unrealized appreciation (depreciation)	243,536,014	4,630,366	(204,673,602)	40,651,345

Net increase (decrease) in net assets resulting from operations	449,667,682	165,998,108	(139,802,900)	166,492,203

Distributions to shareholders

Net investment income

Class 1	—	—	(163,476)	(114,494,228)

Class 2	—	—	—	(299,653)

Class 3	—	—	—	(13,664,471)

Net realized gains

Class 1	—	—	(78,964,266)	(31,289,868)

Class 2	—	—	(320,813)	(84,746)

Class 3	—	—	(8,637,744)	(3,842,490)

Total distributions to shareholders	—	—	(88,086,299)	(163,675,456)

Increase (decrease) in net assets from capital stock activity	364,787,530	(183,087,479)	(746,002,571)	69,872,810

Total increase (decrease) in net assets	814,455,212	(17,089,371)	(973,891,770)	72,689,557

Net assets at beginning of year	1,212,280,541	1,229,369,912	2,944,434,647	2,871,745,090

Net assets at end of year	$2,026,735,753	$1,212,280,541	$1,970,542,877	$2,944,434,647

Undistributed (excess of distributions over) net investment income	$—	$—	$(110,320,344)	$(248,683,484)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	155

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Value Fund		Variable Portfolio – Sit Dividend Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$6,563,016	$17,147,431	$21,079,723	$16,192,500

Net realized gain (loss)	265,203,645	92,898,830	32,037,860	248,888,993

Net change in unrealized appreciation (depreciation)	241,916,043	91,412,465	243,395,247	(140,056,689)

Net increase (decrease) in net assets resulting from operations	513,682,704	201,458,726	296,512,830	125,024,804

Increase (decrease) in net assets from capital stock activity	(256,475,213)	(51,885,633)	272,766,918	(514,775,196)

Total increase (decrease) in net assets	257,207,491	149,573,093	569,279,748	(389,750,392)

Net assets at beginning of year	1,631,480,086	1,481,906,993	949,501,940	1,339,252,332

Net assets at end of year	$1,888,687,577	$1,631,480,086	$1,518,781,688	$949,501,940

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$7,842,270	$11,160,475

Net realized gain (loss)	141,177,319	101,763,529

Net change in unrealized appreciation (depreciation)	173,721,019	34,092,152

Net increase (decrease) in net assets resulting from operations	322,740,608	147,016,156

Increase (decrease) in net assets from capital stock activity	(258,153,290)	(33,428,074)

Total increase (decrease) in net assets	64,587,318	113,588,082

Net assets at beginning of year	971,033,270	857,445,188

Net assets at end of year	$1,035,620,588	$971,033,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	157

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Balanced Fund				Columbia Variable Portfolio – Diversified Bond Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	—	—	69,981,701	725,128,877	17,853,437	201,710,907

Distributions reinvested	—	—	—	—	14,534,503	145,054,341	14,188,195	154,083,796

Redemptions	—	—	—	—	(117,507,895)	(1,280,963,412)	(41,589,350)	(478,515,755)

Net increase (decrease)	—	—	—	—	(32,991,691)	(410,780,194)	(9,547,718)	(122,721,052)

Class 2 shares

Subscriptions	—	—	—	—	694,103	7,453,408	1,541,075	17,325,168

Distributions reinvested	—	—	—	—	261,684	2,606,374	125,733	1,361,687

Redemptions	—	—	—	—	(1,173,093)	(12,162,157)	(208,411)	(2,340,220)

Net increase (decrease)	—	—	—	—	(217,306)	(2,102,375)	1,458,397	16,346,635

Class 3 shares

Subscriptions	482,408	8,826,446	74,015	1,150,750	813,160	8,575,940	1,547,492	17,523,101

Distributions reinvested	—	—	—	—	11,168,753	111,687,526	8,895,700	96,696,257

Redemptions	(4,602,051)	(81,715,268)	(7,496,082)	(115,548,698)	(40,719,348)	(429,810,592)	(13,518,924)	(152,293,629)

Net decrease	(4,119,643)	(72,888,822)	(7,422,067)	(114,397,948)	(28,737,435)	(309,547,126)	(3,075,732)	(38,074,271)

Total net increase (decrease)	(4,119,643)	(72,888,822)	(7,422,067)	(114,397,948)	(61,946,432)	(722,429,695)	(11,165,053)	(144,448,688)

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Emerging Markets Fund				Columbia Variable Portfolio – Global Bond Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,142,935	110,407,614	4,170,217	58,684,960	19,685,228	216,967,242	13,500,612	162,361,762

Distributions reinvested	273,500	4,051,335	1,183,954	16,219,139	5,906,749	66,829,663	3,383,190	40,114,936

Redemptions	(1,265,397)	(19,832,354)	(4,939,247)	(73,777,376)	(68,853,327)	(752,865,170)	(22,209,971)	(263,738,085)

Net increase (decrease)	6,151,038	94,626,595	414,924	1,126,723	(43,261,350)	(469,068,265)	(5,326,169)	(61,261,387)

Class 2 shares

Subscriptions	453,382	7,110,531	247,342	3,675,724	304,454	3,445,809	363,263	4,368,398

Distributions reinvested	4,085	59,998	13,060	178,048	53,642	604,922	18,479	219,211

Redemptions	(66,160)	(999,248)	(51,025)	(764,426)	(224,784)	(2,495,868)	(49,585)	(595,274)

Net increase (decrease)	391,307	6,171,281	209,377	3,089,346	133,312	1,554,863	332,157	3,992,335

Class 3 shares

Subscriptions	444,058	6,766,739	202,538	2,866,420	342,497	3,850,311	253,001	3,040,150

Distributions reinvested	133,962	1,973,671	718,342	9,809,760	2,076,549	23,481,001	1,168,861	13,854,999

Redemptions	(3,352,234)	(52,651,722)	(4,646,046)	(69,140,001)	(9,070,474)	(100,059,662)	(5,554,641)	(66,632,515)

Net decrease	(2,774,214)	(43,911,312)	(3,725,166)	(56,463,821)	(6,651,428)	(72,728,350)	(4,132,779)	(49,737,366)

Total net increase (decrease)	3,768,131	56,886,564	(3,100,865)	(52,247,752)	(49,779,466)	(540,241,752)	(9,126,791)	(107,006,418)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	159

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund				Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	20,270,208	559,039,675	—	—	16,879,148	153,209,072	24,631,064	235,632,657

Distributions reinvested	—	—	—	—	8,942,749	79,127,742	15,675,709	145,784,095

Redemptions	(389,966)	(11,156,189)	—	—	(99,527,980)	(897,858,852)	(30,382,956)	(296,112,218)

Net increase (decrease)	19,880,242	547,883,486	—	—	(73,706,083)	(665,522,038)	9,923,817	85,304,534

Class 2 shares

Subscriptions	88,097	2,346,136	38,150	855,235	365,366	3,423,584	565,944	5,384,310

Distributions reinvested	—	—	—	—	36,461	320,813	41,467	384,399

Redemptions	(14,963)	(386,189)	(3,000)	(67,498)	(623,013)	(5,608,882)	(140,268)	(1,328,312)

Net increase (decrease)	73,134	1,959,947	35,150	787,737	(221,186)	(1,864,485)	467,143	4,440,397

Class 3 shares

Subscriptions	39,857	994,822	42,226	945,235	1,019,667	9,232,448	987,956	9,435,909

Distributions reinvested	—	—	—	—	976,170	8,637,744	1,880,447	17,506,961

Redemptions	(6,938,248)	(186,050,725)	(8,203,744)	(184,820,451)	(10,625,168)	(96,486,240)	(4,893,276)	(46,814,991)

Net decrease	(6,898,391)	(185,055,903)	(8,161,518)	(183,875,216)	(8,629,331)	(78,616,048)	(2,024,873)	(19,872,121)

Total net increase (decrease)	13,054,985	364,787,530	(8,126,368)	(183,087,479)	(82,556,600)	(746,002,571)	8,366,087	69,872,810

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2013

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Value Fund				Variable Portfolio – Sit Dividend Growth Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	9,676,996	195,949,461	5,644,420	86,645,105	26,122,429	329,145,644	3,796,087	39,772,635

Distributions reinvested	—	—	—	—	—	—	—	—

Redemptions	(21,060,290)	(401,740,950)	(5,827,240)	(92,340,760)	(3,930,855)	(50,294,501)	(52,575,798)	(541,263,443)

Net increase (decrease)	(11,383,294)	(205,791,489)	(182,820)	(5,695,655)	22,191,574	278,851,143	(48,779,711)	(501,490,808)

Class 2 shares

Subscriptions	84,728	1,675,241	55,601	873,094	157,590	1,947,070	87,041	908,757

Distributions reinvested	—	—	—	—	—	—	—	—

Redemptions	(22,368)	(434,885)	(6,036)	(93,658)	(20,632)	(250,636)	(25,817)	(264,953)

Net increase (decrease)	62,360	1,240,356	49,565	779,436	136,958	1,696,434	61,224	643,804

Class 3 shares

Subscriptions	6,951	141,092	93,914	1,460,797	241,310	3,014,506	65,024	673,620

Distributions reinvested	—	—	—	—	—	—	—	—

Redemptions	(2,683,290)	(52,065,172)	(3,091,847)	(48,430,211)	(878,366)	(10,795,165)	(1,403,411)	(14,601,812)

Net decrease	(2,676,339)	(51,924,080)	(2,997,933)	(46,969,414)	(637,056)	(7,780,659)	(1,338,387)	(13,928,192)

Total net increase (decrease)	(13,997,273)	(256,475,213)	(3,131,188)	(51,885,633)	21,691,476	272,766,918	(50,056,874)	(514,775,196)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	161

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	12,312,060	183,760,175	3,103,554	34,411,308

Distributions reinvested	—	—	—	—

Redemptions	(29,507,176)	(443,775,211)	(5,787,659)	(67,629,606)

Net increase (decrease)	(17,195,116)	(260,015,036)	(2,684,105)	(33,218,298)

Class 2 shares

Subscriptions	172,855	2,468,219	154,653	1,784,293

Distributions reinvested	—	—	—	—

Redemptions	(40,956)	(569,909)	(50,117)	(583,303)

Net increase (decrease)	131,899	1,898,310	104,536	1,200,990

Class 3 shares

Subscriptions	173,612	2,484,719	142,183	1,632,695

Distributions reinvested	—	—	—	—

Redemptions	(174,319)	(2,521,283)	(262,883)	(3,043,461)

Net decrease	(707)	(36,564)	(120,700)	(1,410,766)

Total net increase (decrease)	(17,063,924)	(258,153,290)	(2,700,269)	(33,428,074)

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Balanced Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 3	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.18		$14.16		$13.83		$12.29		$9.89

Income from investment operations:

Net investment income	0.19		0.24		0.25		0.27		0.29

Net realized and unrealized gain	3.28		1.78		0.08		1.27		2.11

Total from investment operations	3.47		2.02		0.33		1.54		2.40

Net asset value, end of period	$19.65		$16.18		$14.16		$13.83		$12.29

Total return	21.45%		14.26%		2.39%		12.53%		24.23%

Ratios to average net assets(a)

Total gross expenses	0.93%		0.92%		0.90%		0.83%		0.73%

Total net expenses(b)	0.89%		0.80%		0.83%		0.83%		0.73%

Net investment income	1.08%		1.57%		1.81%		2.15%		2.75%

Supplemental data

Net assets, end of period (in thousands)	$948,462		$847,579		$846,880		$960,000		$1,016,394

Portfolio turnover	129	%(c)	127	%(c)	192	%(c)	156	%(c)	208	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 72%, 77%, 168%, 96% and 164% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	163

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 1	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.26		$11.19		$11.00		$11.14

Income from investment operations:

Net investment income	0.30		0.39		0.40		0.28

Net realized and unrealized gain (loss)	(0.56)		0.44		0.32		0.23

Total from investment operations	(0.26)		0.83		0.72		0.51

Less distributions to shareholders:

Net investment income	(0.50)		(0.46)		(0.53)		(0.65)

Net realized gains	(0.49)		(0.30)		—		—

Total distributions to shareholders	(0.99)		(0.76)		(0.53)		(0.65)

Net asset value, end of period	$10.01		$11.26		$11.19		$11.00

Total return	(2.25%)		7.70%		6.75%		4.73%

Ratios to average net assets(b)

Total gross expenses	0.55%		0.54%		0.55%		0.61	%(c)

Total net expenses(d)	0.55%		0.54%		0.55%		0.61	%(c)

Net investment income	2.81%		3.49%		3.66%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,868,361		$2,472,928		$2,563,889		$2,224,176

Portfolio turnover	258	%(e)	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 195%, 181%, 226% and 256% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 2	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.22		$11.16		$10.99		$11.14

Income from investment operations:

Net investment income	0.27		0.35		0.38		0.25

Net realized and unrealized gain (loss)	(0.55)		0.46		0.31		0.24

Total from investment operations	(0.28)		0.81		0.69		0.49

Less distributions to shareholders:

Net investment income	(0.47)		(0.45)		(0.52)		(0.64)

Net realized gains	(0.49)		(0.30)		—		—

Total distributions to shareholders	(0.96)		(0.75)		(0.52)		(0.64)

Net asset value, end of period	$9.98		$11.22		$11.16		$10.99

Total return	(2.44%)		7.49%		6.47%		4.60%

Ratios to average net assets(b)

Total gross expenses	0.81%		0.80%		0.80%		0.85	%(c)

Total net expenses(d)	0.81%		0.80%		0.80%		0.85	%(c)

Net investment income	2.56%		3.15%		3.47%		3.44	%(c)

Supplemental data

Net assets, end of period (in thousands)	$24,527		$30,024		$13,590		$3,422

Portfolio turnover	258	%(e)	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 195%, 181%, 226% and 256% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	165

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 3	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.27		$11.20		$11.00		$10.76		$9.80

Income from investment operations:

Net investment income	0.29		0.38		0.39		0.40		0.43

Net realized and unrealized gain (loss)	(0.56)		0.44		0.32		0.48		0.95

Total from investment operations	(0.27)		0.82		0.71		0.88		1.38

Less distributions to shareholders:

Net investment income	(0.49)		(0.45)		(0.51)		(0.64)		(0.42)

Net realized gains	(0.49)		(0.30)		—		—		—

Total distributions to shareholders	(0.98)		(0.75)		(0.51)		(0.64)		(0.42)

Net asset value, end of period	$10.02		$11.27		$11.20		$11.00		$10.76

Total return	(2.39%)		7.56%		6.68%		8.33%		14.42%

Ratios to average net assets(a)

Total gross expenses	0.68%		0.67%		0.68%		0.71%		0.71%

Total net expenses(b)	0.68%		0.67%		0.68%		0.71%		0.71%

Net investment income	2.68%		3.35%		3.53%		3.62%		4.12%

Supplemental data

Net assets, end of period (in thousands)	$1,033,511		$1,485,918		$1,510,737		$1,712,149		$5,577,210

Portfolio turnover	258	%(c)	198	%(c)	330	%(c)	382	%(c)	434	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 195%, 181%, 226%, 256% and 308% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 1	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.18	$13.82		$17.95	$15.68

Income from investment operations:

Net investment income	0.12	0.10		0.15	0.07

Net realized and unrealized gain (loss)	(0.38)	2.67		(3.83)	2.33

Increase from payments by affiliate	—	0.01		—	—

Total from investment operations	(0.26)	2.78		(3.68)	2.40

Less distributions to shareholders:

Net investment income	(0.11)	(0.08)		(0.20)	(0.13)

Net realized gains	—	(0.34)		(0.25)	—

Total distributions to shareholders	(0.11)	(0.42)		(0.45)	(0.13)

Net asset value, end of period	$15.81	$16.18		$13.82	$17.95

Total return	(1.59%)	20.67	%(b)	(20.90%)	15.48%

Ratios to average net assets(c)

Total gross expenses	1.30%	1.29	%(d)	1.32%	1.37	%(e)

Total net expenses(f)	1.25%	1.27	%(d)	1.32%	1.37	%(e)

Net investment income	0.75%	0.69%		0.96%	0.71	%(e)

Supplemental data

Net assets, end of period (in thousands)	$676,275	$592,820		$500,581	$490,399

Portfolio turnover	83%	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	167

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 2	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.14	$13.79		$17.92	$15.68

Income from investment operations:

Net investment income (loss)	0.07	0.06		0.12	(0.04)

Net realized and unrealized gain (loss)	(0.38)	2.67		(3.83)	2.41

Increase from payments by affiliate	—	0.01		—	—

Total from investment operations	(0.31)	2.74		(3.71)	2.37

Less distributions to shareholders:

Net investment income	(0.08)	(0.05)		(0.17)	(0.13)

Net realized gains	—	(0.34)		(0.25)	—

Total distributions to shareholders	(0.08)	(0.39)		(0.42)	(0.13)

Net asset value, end of period	$15.75	$16.14		$13.79	$17.92

Total return	(1.87%)	20.36	%(b)	(21.10%)	15.24%

Ratios to average net assets(c)

Total gross expenses	1.55%	1.54	%(d)	1.57%	1.56	%(e)

Total net expenses(f)	1.50%	1.52	%(d)	1.57%	1.56	%(e)

Net investment income (loss)	0.48%	0.42%		0.78%	(0.33	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$14,758	$8,806		$4,635	$2,050

Portfolio turnover	83%	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 3	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$16.18	$13.81		$17.94	$15.20	$8.76

Income from investment operations:

Net investment income	0.10	0.08		0.13	0.11	0.06

Net realized and unrealized gain (loss)	(0.40)	2.68		(3.83)	2.85	6.42

Increase from payments by affiliate	—	0.01		—	—	—

Total from investment operations	(0.30)	2.77		(3.70)	2.96	6.48

Less distributions to shareholders:

Net investment income	(0.09)	(0.06)		(0.18)	(0.22)	(0.04)

Net realized gains	—	(0.34)		(0.25)	—	—

Total distributions to shareholders	(0.09)	(0.40)		(0.43)	(0.22)	(0.04)

Proceeds from regulatory settlements	—	—		—	—	0.00	(a)

Net asset value, end of period	$15.79	$16.18		$13.81	$17.94	$15.20

Total return	(1.80%)	20.59	%(b)	(21.02%)	19.76%	74.08%

Ratios to average net assets(c)

Total gross expenses	1.42%	1.42	%(d)	1.44%	1.45%	1.42%

Total net expenses(e)	1.38%	1.40	%(d)	1.44%	1.45%	1.42%

Net investment income	0.66%	0.56%		0.83%	0.73%	0.52%

Supplemental data

Net assets, end of period (in thousands)	$318,715	$371,291		$368,548	$557,231	$911,711

Portfolio turnover	83%	150%		100%	86%	145	%(f)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on February 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	169

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.20	$11.85	$11.70	$11.41

Income from investment operations:

Net investment income	0.30	0.34	0.39	0.25

Net realized and unrealized gain (loss)	(1.19)	0.41	0.18	0.50

Total from investment operations	(0.89)	0.75	0.57	0.75

Less distributions to shareholders:

Net investment income	(0.64)	(0.34)	(0.36)	(0.46)

Net realized gains	(0.07)	(0.06)	(0.06)	—

Total distributions to shareholders	(0.71)	(0.40)	(0.42)	(0.46)

Net asset value, end of period	$10.60	$12.20	$11.85	$11.70

Total return	(7.60%)	6.43%	4.92%	6.72%

Ratios to average net assets(b)

Total gross expenses	0.73%	0.71%	0.75%	0.85	%(c)

Total net expenses(d)	0.72%	0.71%	0.75%	0.85	%(c)

Net investment income	2.69%	2.80%	3.24%	3.35	%(c)

Supplemental data

Net assets, end of period (in thousands)	$556,739	$1,168,704	$1,197,612	$1,086,905

Portfolio turnover	46%	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

170	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.19	$11.83	$11.69	$11.41

Income from investment operations:

Net investment income	0.28	0.31	0.35	0.22

Net realized and unrealized gain (loss)	(1.19)	0.42	0.19	0.51

Total from investment operations	(0.91)	0.73	0.54	0.73

Less distributions to shareholders:

Net investment income	(0.64)	(0.31)	(0.34)	(0.45)

Net realized gains	(0.07)	(0.06)	(0.06)	—

Total distributions to shareholders	(0.71)	(0.37)	(0.40)	(0.45)

Net asset value, end of period	$10.57	$12.19	$11.83	$11.69

Total return	(7.83%)	6.29%	4.62%	6.54%

Ratios to average net assets(b)

Total gross expenses	0.98%	0.96%	0.99%	1.11	%(c)

Total net expenses(d)	0.98%	0.96%	0.99%	1.10	%(c)

Net investment income	2.53%	2.55%	2.95%	2.90	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,899	$9,792	$5,578	$1,827

Portfolio turnover	46%	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	171

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$12.21	$11.85	$11.70	$11.50	$10.50

Income from investment operations:

Net investment income	0.29	0.32	0.37	0.45	0.31

Net realized and unrealized gain (loss)	(1.20)	0.42	0.19	0.29	0.88

Total from investment operations	(0.91)	0.74	0.56	0.74	1.19

Less distributions to shareholders:

Net investment income	(0.64)	(0.32)	(0.35)	(0.54)	(0.19)

Net realized gains	(0.07)	(0.06)	(0.06)	—	—

Total distributions to shareholders	(0.71)	(0.38)	(0.41)	(0.54)	(0.19)

Net asset value, end of period	$10.59	$12.21	$11.85	$11.70	$11.50

Total return	(7.79%)	6.38%	4.78%	6.58%	11.38%

Ratios to average net assets(a)

Total gross expenses	0.86%	0.83%	0.88%	0.95%	0.97%

Total net expenses(b)	0.85%	0.83%	0.88%	0.95%	0.96%

Net investment income	2.61%	2.68%	3.13%	3.87%	2.78%

Supplemental data

Net assets, end of period (in thousands)	$293,552	$419,392	$456,088	$520,055	$1,676,097

Portfolio turnover	46%	42%	50%	66%	77%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

172	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$23.24	$20.38	$19.34	$18.00

Income from investment operations:

Net investment income	0.39	0.38	0.32	0.20

Net realized and unrealized gain	7.46	2.48	0.72	1.14

Total from investment operations	7.85	2.86	1.04	1.34

Net asset value, end of period	$31.09	$23.24	$20.38	$19.34

Total return	33.78%	14.03%	5.38%	7.45%

Ratios to average net assets(b)

Total gross expenses	0.79%	0.80%	0.85%	0.84	%(c)

Total net expenses(d)	0.79%	0.77%	0.78%	0.84	%(c)

Net investment income	1.37%	1.68%	1.60%	1.77	%(c)

Supplemental data

Net assets, end of period (in thousands)	$618,147	$6	$6	$5

Portfolio turnover	69%	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	173

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$23.09	$20.30	$19.32	$18.00

Income from investment operations:

Net investment income	0.33	0.34	0.32	0.17

Net realized and unrealized gain	7.40	2.45	0.66	1.15

Total from investment operations	7.73	2.79	0.98	1.32

Net asset value, end of period	$30.82	$23.09	$20.30	$19.32

Total return	33.48%	13.74%	5.07%	7.33%

Ratios to average net assets(b)

Total gross expenses	1.04%	1.05%	1.08%	1.11	%(c)

Total net expenses(d)	1.04%	1.04%	1.00%	1.11	%(c)

Net investment income	1.21%	1.51%	1.61%	1.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,723	$1,101	$254	$32

Portfolio turnover	69%	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

174	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$23.15	$20.33	$19.32	$16.46	$13.26

Income from investment operations:

Net investment income	0.35	0.35	0.29	0.23	0.26

Net realized and unrealized gain	7.44	2.47	0.72	2.63	2.94

Total from investment operations	7.79	2.82	1.01	2.86	3.20

Net asset value, end of period	$30.94	$23.15	$20.33	$19.32	$16.46

Total return	33.65%	13.87%	5.23%	17.37%	24.13%

Ratios to average net assets(a)

Total gross expenses	0.92%	0.93%	0.96%	0.94%	0.71%

Total net expenses(b)	0.92%	0.90%	0.91%	0.94%	0.71%

Net investment income	1.31%	1.54%	1.45%	1.36%	1.87%

Supplemental data

Net assets, end of period (in thousands)	$1,404,866	$1,211,173	$1,229,110	$1,373,003	$1,393,213

Portfolio turnover	69%	87%	57%	87%	70%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	175

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.56		$9.58	$9.54	$9.61

Income from investment operations:

Net investment income	0.07		0.20	0.36	0.21

Net realized and unrealized gain (loss)	(0.58)		0.35	0.55	(0.02)

Total from investment operations	(0.51)		0.55	0.91	0.19

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.45)	(0.74)	(0.24)

Net realized gains	(0.31)		(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.31)		(0.57)	(0.87)	(0.26)

Net asset value, end of period	$8.74		$9.56	$9.58	$9.54

Total return	(5.37%)		5.86%	10.08%	2.06%

Ratios to average net assets(c)

Total gross expenses	0.56%		0.55%	0.56%	0.58	%(d)

Total net expenses(e)	0.56%		0.55%	0.56%	0.58	%(d)

Net investment income	0.80%		2.09%	3.81%	3.34	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,765,508		$2,635,289	$2,546,875	$2,209,105

Portfolio turnover	97%		61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

176	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.52	$9.55	$9.52	$9.61

Income from investment operations:

Net investment income	0.05	0.17	0.31	0.39

Net realized and unrealized gain (loss)	(0.58)	0.35	0.59	(0.22)

Total from investment operations	(0.53)	0.52	0.90	0.17

Less distributions to shareholders:

Net investment income	—	(0.43)	(0.74)	(0.24)

Net realized gains	(0.31)	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.31)	(0.55)	(0.87)	(0.26)

Net asset value, end of period	$8.68	$9.52	$9.55	$9.52

Total return	(5.61%)	5.61%	9.91%	1.80%

Ratios to average net assets(b)

Total gross expenses	0.81%	0.80%	0.81%	0.81	%(c)

Total net expenses(d)	0.81%	0.80%	0.81%	0.81	%(c)

Net investment income	0.57%	1.79%	3.31%	6.34	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,693	$9,443	$5,016	$1,227

Portfolio turnover	97%	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	177

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.56	$9.59	$9.54	$9.40	$10.06

Income from investment operations:

Net investment income	0.06	0.19	0.35	0.19	0.13

Net realized and unrealized gain (loss)	(0.58)	0.33	0.56	0.20	0.50

Total from investment operations	(0.52)	0.52	0.91	0.39	0.63

Less distributions to shareholders:

Net investment income	—	(0.43)	(0.73)	(0.23)	(1.29)

Net realized gains	(0.31)	(0.12)	(0.13)	(0.02)	(0.00	)(a)

Total distributions to shareholders	(0.31)	(0.55)	(0.86)	(0.25)	(1.29)

Net asset value, end of period	$8.73	$9.56	$9.59	$9.54	$9.40

Total return	(5.48%)	5.61%	10.03%	4.13%	6.84%

Ratios to average net assets(b)

Total gross expenses	0.68%	0.68%	0.68%	0.70%	0.71%

Total net expenses(c)	0.68%	0.68%	0.68%	0.70%	0.71%

Net investment income	0.66%	1.95%	3.70%	1.96%	1.41%

Supplemental data

Net assets, end of period (in thousands)	$198,342	$299,702	$319,854	$330,937	$2,348,120

Portfolio turnover	97%	61%	66%	66%	135%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

178	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.61	$14.62	$15.28	$14.34

Income from investment operations:

Net investment income	0.08	0.18	0.06	0.05

Net realized and unrealized gain (loss)	5.74	1.81	(0.72)	0.89

Total from investment operations	5.82	1.99	(0.66)	0.94

Net asset value, end of period	$22.43	$16.61	$14.62	$15.28

Total return	35.04%	13.61%	(4.32%)	6.56%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.06%	1.04%	1.11	%(c)

Total net expenses(d)	0.89%	0.94%	1.01%	1.09	%(c)

Net investment income	0.40%	1.12%	0.38%	0.56	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,673,954	$1,428,971	$1,260,436	$1,168,661

Portfolio turnover	69%	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	179

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.50	$14.56	$15.25	$14.34

Income from investment operations:

Net investment income	0.03	0.15	0.02	0.03

Net realized and unrealized gain (loss)	5.69	1.79	(0.71)	0.88

Total from investment operations	5.72	1.94	(0.69)	0.91

Net asset value, end of period	$22.22	$16.50	$14.56	$15.25

Total return	34.67%	13.32%	(4.52%)	6.35%

Ratios to average net assets(b)

Total gross expenses	1.31%	1.31%	1.29%	1.31	%(c)

Total net expenses(d)	1.14%	1.19%	1.26%	1.31	%(c)

Net investment income	0.15%	0.99%	0.16%	0.33	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,715	$1,730	$804	$484

Portfolio turnover	69%	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

180	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$16.55	$14.58	$15.26	$12.26	$8.98

Income from investment operations:

Net investment income	0.05	0.15	0.04	0.02	0.04

Net realized and unrealized gain (loss)	5.71	1.82	(0.72)	2.98	3.24

Total from investment operations	5.76	1.97	(0.68)	3.00	3.28

Net asset value, end of period	$22.31	$16.55	$14.58	$15.26	$12.26

Total return	34.80%	13.51%	(4.46%)	24.43%	36.55%

Ratios to average net assets(a)

Total gross expenses	1.18%	1.18%	1.16%	1.22%	1.27%

Total net expenses(b)	1.01%	1.07%	1.13%	1.22%	1.26%

Net investment income	0.28%	0.95%	0.24%	0.14%	0.43%

Supplemental data

Net assets, end of period (in thousands)	$211,018	$200,780	$220,667	$284,055	$1,321,826

Portfolio turnover	69%	60%	58%	57%	58%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)Total	net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	181

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.71	$9.65	$10.00	$9.54

Income from investment operations:

Net investment income	0.22	0.15	0.10	0.06

Net realized and unrealized gain (loss)	2.83	0.91	(0.45)	0.40

Total from investment operations	3.05	1.06	(0.35)	0.46

Net asset value, end of period	$13.76	$10.71	$9.65	$10.00

Total return	28.48%	10.98%	(3.50%)	4.82%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.84%	0.82%	0.82	%(c)

Total net expenses(d)	0.77%	0.78%	0.78%	0.82	%(c)

Net investment income	1.74%	1.41%	1.01%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,454,206	$893,849	$1,276,709	$1,348,356

Portfolio turnover	29%	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

182	Annual Report 2013

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Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.65	$9.63	$9.99	$9.54

Income from investment operations:

Net investment income	0.18	0.13	0.07	0.06

Net realized and unrealized gain (loss)	2.83	0.89	(0.43)	0.39

Total from investment operations	3.01	1.02	(0.36)	0.45

Net asset value, end of period	$13.66	$10.65	$9.63	$9.99

Total return	28.26%	10.59%	(3.60%)	4.72%

Ratios to average net assets(b)

Total gross expenses	1.09%	1.09%	1.08%	0.88	%(c)

Total net expenses(d)	1.02%	1.03%	1.03%	0.88	%(c)

Net investment income	1.49%	1.25%	0.76%	1.04	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,593	$2,124	$1,330	$472

Portfolio turnover	29%	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	183

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.67	$9.64	$9.99	$8.96	$6.82

Income from investment operations:

Net investment income	0.20	0.14	0.09	0.03	0.05

Net realized and unrealized gain (loss)	2.83	0.89	(0.44)	1.00	2.09

Total from investment operations	3.03	1.03	(0.35)	1.03	2.14

Net asset value, end of period	$13.70	$10.67	$9.64	$9.99	$8.96

Total return	28.40%	10.68%	(3.50%)	11.52%	31.33%

Ratios to average net assets(a)

Total gross expenses	0.96%	0.96%	0.94%	1.05%	0.94%

Total net expenses(b)	0.90%	0.90%	0.90%	1.05%	0.94%

Net investment income	1.62%	1.30%	0.89%	0.35%	0.64%

Supplemental data

Net assets, end of period (in thousands)	$59,983	$53,529	$61,213	$79,768	$2,022,696

Portfolio turnover	29%	85%	21%	32%	21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

184	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 1	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.27		$10.48	$11.18	$10.44

Income from investment operations:

Net investment income	0.11		0.14	0.09	0.06

Net realized and unrealized gain (loss)	4.31		1.65	(0.79)	0.68

Total from investment operations	4.42		1.79	(0.70)	0.74

Net asset value, end of period	$16.69		$12.27	$10.48	$11.18

Total return	36.02%		17.08%	(6.26%)	7.09%

Ratios to average net assets(b)

Total gross expenses	0.89	%(c)	0.90%	0.90%	0.92	%(d)

Total net expenses(e)	0.88	%(c)	0.87%	0.90%	0.92	%(d)

Net investment income	0.74%		1.18%	0.77%	0.92	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,006,504		$951,190	$840,305	$886,881

Portfolio turnover	45%		151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	185

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 2	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.20		$10.44	$11.17	$10.44

Income from investment operations:

Net investment income	0.08		0.12	0.07	0.07

Net realized and unrealized gain (loss)	4.27		1.64	(0.80)	0.66

Total from investment operations	4.35		1.76	(0.73)	0.73

Net asset value, end of period	$16.55		$12.20	$10.44	$11.17

Total return	35.66%		16.86%	(6.53%)	6.99%

Ratios to average net assets(b)

Total gross expenses	1.15	%(c)	1.15%	1.16%	1.19	%(d)

Total net expenses(e)	1.13	%(c)	1.12%	1.16%	1.19	%(d)

Net investment income	0.54%		1.00%	0.67%	0.98	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7,189		$3,690	$2,068	$527

Portfolio turnover	45%		151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

186	Annual Report 2013

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 3	2013		2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$12.24		$10.47	$11.18	$9.17	$6.72

Income from investment operations:

Net investment income	0.09		0.12	0.07	0.06	0.10

Net realized and unrealized gain (loss)	4.30		1.65	(0.78)	1.95	2.35

Total from investment operations	4.39		1.77	(0.71)	2.01	2.45

Net asset value, end of period	$16.63		$12.24	$10.47	$11.18	$9.17

Total return	35.87%		16.91%	(6.35%)	21.87%	36.47%

Ratios to average net assets(a)

Total gross expenses	1.02	%(b)	1.02%	1.03%	1.14%	1.56%

Total net expenses(c)	1.01	%(b)	1.00%	1.03%	1.05%	1.17%

Net investment income	0.64%		1.04%	0.64%	0.64%	1.36%

Supplemental data

Net assets, end of period (in thousands)	$21,928		$16,153	$15,072	$16,108	$13,938

Portfolio turnover	45%		151%	76%	85%	99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	187

Columbia Variable Portfolio Funds

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio — Balanced Fund; Columbia Variable Portfolio — Diversified Bond Fund; Columbia Variable Portfolio — Emerging Markets Fund; Columbia Variable Portfolio — Global Bond Fund; Columbia Variable Portfolio — Large Core Quantitative Fund; Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund; Variable Portfolio — Partners Small Cap Value Fund; Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners for Funds treated as a partnership for U.S. federal income tax purposes.

Each Fund, other than Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund, except Columbia Variable Portfolio — Balanced Fund, offers Class 1, Class 2 and Class 3 shares (Columbia Variable Portfolio — Balanced Fund offers only Class 3 shares) to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

188	Annual Report 2013

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for a Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in

Annual Report 2013	189

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between

190	Annual Report 2013

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Notes to Financial Statements (continued)

December 31, 2013

the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.	Columbia Variable Portfolio — Global Bond Fund
To generate positive returns from a systematic long-short strategy	Columbia Variable Portfolio — Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchanged traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To produce incremental earnings	Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

Futures Contracts	Funds
To manage the duration and yield curve exposure of the Fund vs. the benchmark

Columbia Variable Portfolio —
Balanced Fund, Columbia
Variable Portfolio — Diversified
Bond Fund, Columbia Variable
Portfolio — Global Bond Fund
and Variable Portfolio —
BlackRock Global Inflation-
Protected Securities Fund

To manage exposure to movements in interest rates (interest rate futures)	Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions (equity index futures)	Columbia Variable Portfolio — Large Core Quantitative Fund
To generate positive returns from a systematic long-short strategy	Columbia Variable Portfolio — Global Bond Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. Options on futures are used primarily to flexibly and efficiently manage the duration and yield curve exposure of the Fund versus the benchmark, and may be used to isolate perceived mispricings across the nominal curve. These instruments may be used for other

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Notes to Financial Statements (continued)

December 31, 2013

purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount for the Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund was $21,262,500 at December 31, 2013.

Contracts and premiums associated with options contracts written for the year ended December 31, 2013 for Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Notional or Number of Contracts	Premiums ($)	Notional or Number of Contracts	Premiums ($)
Balance at December 31, 2012	630	392,471	366	73,601
Opened	216,708,135	3,166,275	201,058,407	5,356,752
Closed	85,300,123	482,666	99,402,635	2,590,810
Expired	105,423,642	2,793,910	85,906,138	2,549,971
Balance at December 31, 2013	25,985,000	282,170	15,750,000	289,572

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

Columbia Variable Portfolio — Diversified Bond Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. Credit default

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Notes to Financial Statements (continued)

December 31, 2013

swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

Columbia Variable Portfolio — Diversified Bond Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into interest rate swap transactions in the UK market as a substitute for UK inflation-linked bond exposure, given single issuer constraints. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by Columbia Management Investment Advisers, LLC (the Investment Manager). The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Inflation Rate Swaps

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate swaps to express a view on swap rates and spreads as well as to hedge portfolio

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Notes to Financial Statements (continued)

December 31, 2013

risks. Inflation rate swaps in the portfolio have been held in conjunction with futures as a way to express a view on swap spreads. Similar to an interest rate swap, an inflation rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an inflation rate or inflation index calculated on a nominal amount. Inflation rate swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments, if any, received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Inflation rate swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Inflation rate swap contracts are subject to the risk associated with the investment in the reference index, or inflation risk. Inflation rate swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk).

Inflation rate caps and floors

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate swaps transactions, in the UK market, as a substitute to investing in UK inflation-linked bond exposure given single issuer constraints. Inflation rate caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index exceeds a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index falls below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate cap would be the notional amount multiplied by the percentage increase in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate floor would be the notional amount multiplied by the percentage decrease in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the floor was entered into.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the listed Funds’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

Columbia Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2013

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Centrally Cleared Swap Contracts(c)	17	—	17	17	—	—	—
Total	17	—	17	17	—	—	—

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount($)(e)
				Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)

Liability Derivatives:
Over-the-Counter Swap Contracts	10,624,432	—	10,624,432	—	—	9,917,393	707,039
Centrally Cleared Swap Contracts(f)	100,916	—	100,916	17	—	100,899	—
Total	10,725,348	—	10,725,348	17	—	10,018,292	707,039

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

(f)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Columbia Variable Portfolio – Global Bond Fund

December 31, 2013

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	1,973,414	—	1,973,414	1,077,233	—	—	896,181
Total	1,973,414	—	1,973,414	1,077,233	—	—	896,181

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(d)
				Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)

Liability Derivatives:
Forward Foreign Currency Exchange Contracts	5,260,166	—	5,260,166	1,077,233	—	—	4,182,933
Total	5,260,166	—	5,260,166	1,077,233	—	—	4,182,933

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

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Notes to Financial Statements (continued)

December 31, 2013

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2013

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	7,595,747	—	7,595,747	4,388,499	—	—	3,207,248
Over-the-Counter Swap Contracts	260,355	—	260,355	7,925	—	—	252,430
Centrally Cleared Swap Contracts(c)	307,016	—	307,016	—	—	—	307,016
Options Purchased Puts(d)	41,048	—	41,048	—	—	—	41,048
Total	8,204,166	—	8,204,166	4,396,424	—	—	3,807,742

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(f)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	24,060,665	—	24,060,665	4,388,499	—	—	19,672,166
Over-the-Counter Swap Contracts	7,925	—	7,925	7,925	—	—	—
Options Contracts Written	253,757	—	253,757	—	—	—	253,757
Total	24,322,347	—	24,322,347	4,396,424	—	—	19,925,923

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

(e)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the listed Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

196	Annual Report 2013

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Columbia Variable Portfolio – Balanced Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	69,884	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	754,684
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	33,478

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,108

Columbia Variable Portfolio – Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	5,056,202
Interest rate risk	Premiums paid on outstanding swap contracts	81
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,448,997	*
Total		7,505,280

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	11,618,318	*
Credit risk	Premiums received on outstanding swap contracts	5,166,159
Interest rate risk	Net assets — unrealized depreciation on futures contracts	540,495	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,076	*
Total		17,326,048

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(24,825,184)	(24,825,184)
Interest rate risk	22,819,068	—	22,819,068
Total	22,819,068	(24,825,184)	(2,006,116)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(7,682,704)	(7,682,704)
Interest rate risk	(2,134,951)	(1,076)	(2,136,027)
Total	(2,134,951)	(7,683,780)	(9,818,731)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	19,406
Interest rate swap contracts	1
Credit default swap contracts	56

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	985,530,000
Interest rate swap contracts	261,000

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Notes to Financial Statements (continued)

December 31, 2013

Columbia Variable Portfolio – Global Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,973,414
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,425,269	*
Total		4,398,683

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,260,166
Interest rate risk	Net assets — unrealized depreciation on futures contracts	823,766	*
Total		6,083,932

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(52,842,828)	—	(52,842,828)
Interest rate risk	—	2,683,629	2,683,629
Total	(52,842,828)	2,683,629	(50,159,199)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	5,499,896	—	5,499,896
Interest rate risk	—	981,712	981,712
Total	5,499,896	981,712	6,481,608

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	1,779
Futures contracts	27,592

Columbia Variable Portfolio – Large Core Quantitative Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,329,929	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	5,782,329
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,240,032

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,521

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,595,747

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Notes to Financial Statements (continued)

December 31, 2013

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	173,826	*
Foreign exchange risk	Investments at value- unaffiliated issuers (for purchased options)	41,048
Interest rate risk	Premiums paid on outstanding swap contracts	778
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,169,042	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	1,856,312	*
Inflation rate risk	Premiums paid on outstanding swap contracts	46,891
Total		11,883,644

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	24,060,665
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	723,861	*
Foreign exchange risk	Options contracts written, at value	253,757
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,716,872	*
Inflation rate risk	Net assets — unrealized appreciation on swap contracts	7,925
Total		27,763,080

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	(1,831,249)	(132,564)	1,099,511	—	(864,302)
Interest rate risk	—	2,255,051	823,566	1,718,040	4,796,657
Total	(1,831,249)	2,122,487	1,923,077	1,718,040	3,932,355
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	(451,155)	(550,035)	113,580	—	(887,610)
Interest rate risk	—	(1,682,664)	282,935	1,856,312	456,583
Inflation rate risk	—	—	—	(7,925)	(7,925)
Total	(451,155)	(2,232,699)	396,515	1,848,387	(438,952)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	369
Futures contracts	47,005
Options contracts	28,635
Swap contracts	10
Inflation indexed floors	1

Investments in Loans

Certain Funds may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the

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December 31, 2013

Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated

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Notes to Financial Statements (continued)

December 31, 2013

prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if a Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Global Bond Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio — Diversified Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of each Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2013, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Balanced Fund	0.66	0.49	0.64

Columbia Variable Portfolio — Diversified Bond Fund	0.43	0.30	0.41

Columbia Variable Portfolio — Emerging Markets Fund	1.10	0.90	1.07

Columbia Variable Portfolio — Global Bond Fund	0.57	0.47	0.56

Columbia Variable Portfolio — Large Core Quantitative Fund	0.71	0.54	0.64

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.44	0.25	0.42

Variable Portfolio — Partners Small Cap Value Fund	0.97	0.87	0.91

Variable Portfolio — Sit Dividend Growth Fund	0.73	0.60	0.71

Variable Portfolio — Victory Established Value Fund	0.78	0.65	0.77

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc.

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Notes to Financial Statements (continued)

December 31, 2013

Fund	Subadviser
Variable Portfolio — Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Stauss, LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Denver Investment Advisors LLC Turner Investments, L.P.

Variable Portfolio — Sit Dividend Growth Fund	Sit Investment Associates, Inc.

Variable Portfolio — Victory Established Value Fund	Victory Capital Management, Inc.

For Variable Portfolio — Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Global Bond Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2013, was as follows:

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Columbia Variable Portfolio — Balanced Fund	0.06	0.03	0.06

Columbia Variable Portfolio — Diversified Bond Fund	0.07	0.04	0.06

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Columbia Variable Portfolio — Emerging Markets Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Global Bond Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Large Core Quantitative Fund	0.06	0.03	0.05

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.07	0.04	0.06

Variable Portfolio — Partners Small Cap Value Fund	0.08	0.05	0.07

Variable Portfolio — Sit Dividend Growth Fund	0.06	0.03	0.06

Variable Portfolio — Victory Established Value Fund	0.06	0.03	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — Balanced Fund	3,397

Columbia Variable Portfolio — Diversified Bond Fund	9,890

Columbia Variable Portfolio — Emerging Markets Fund	3,567

Columbia Variable Portfolio — Global Bond Fund	4,587

Columbia Variable Portfolio — Large Core Quantitative Fund	4,673

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	7,719

Variable Portfolio — Partners Small Cap Value Fund	5,224

Variable Portfolio — Sit Dividend Growth Fund	3,989

Variable Portfolio — Victory Established Value Fund	3,799

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014			Prior to May 1, 2013
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio — Balanced Fund	N/A	N/A	0.950	N/A	N/A	0.790
Columbia Variable Portfolio — Diversified Bond Fund	0.57	0.82	0.695	0.59	0.84	0.715
Columbia Variable Portfolio — Emerging Markets Fund	1.25	1.50	1.375	1.26	1.51	1.385
Columbia Variable Portfolio — Global Bond Fund	0.73	0.98	0.855	0.75	1.00	0.875
Columbia Variable Portfolio — Large Core Quantitative Fund	0.80	1.05	0.925	0.82	1.07	0.945

	May 1, 2013 through April 30, 2014			Prior to May 1, 2013
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.58	0.83	0.705	0.60	0.85	0.725
Variable Portfolio — Partners Small Cap Value Fund	0.88	1.13	1.005	0.91	1.16	1.035
Variable Portfolio — Sit Dividend Growth Fund	0.77	1.02	0.895	0.78	1.03	0.905
Variable Portfolio — Victory Established Value Fund	0.89	1.14	1.015	0.86	1.11	0.985

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatments for swap income reclassifications, foreign capital gains tax, foreign currency transactions, tax straddles, net operating loss reclassifications, distribution reclassifications, reversal of capital gains (losses) on a redemption-in-kind, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, passive foreign investment company (PFIC) holdings, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do

204	Annual Report 2013

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Variable Portfolio —Diversified Bond Fund	(9,605,824)	11,515,694	(1,909,870)
Columbia Variable Portfolio — Emerging Markets Fund	(998,786)	998,786	—
Columbia Variable Portfolio — Global Bond Fund	(28,189,950)	61,703,390	(33,513,440)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	118,219,028	(51,813,905)	(66,405,123)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2013			Year ended December 31, 2012
Fund	Ordinary Income ($)	Long-term capital gains ($)	Total	Ordinary Income ($)	Long-term capital gains ($)	Total
Columbia Variable Portfolio — Diversified Bond Fund	193,893,285	65,454,956	259,348,241	188,490,739	63,651,001	252,141,740

Columbia Variable Portfolio — Emerging Markets Fund	4,782,000	1,303,004	6,085,004	4,500,157	21,706,790	26,206,947

Columbia Variable Portfolio — Global Bond Fund	86,675,370	4,240,216	90,915,586	49,502,477	4,686,669	54,189,146

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	42,848,704	45,237,595	88,086,299	140,308,533	23,366,923	163,675,456

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Accumulated Long-Term Gain ($)	Unrealized Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Diversified Bond Fund	77,342,232	13,732,253	(34,777,740)

Columbia Variable Portfolio — Emerging Markets Fund	—	3,074,627	102,262,786

Columbia Variable Portfolio — Global Bond Fund	—	30,750,499	(40,789,265)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	—	—	(137,577,052)

At December 31, 2013, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Diversified Bond Fund	3,129,925,525	32,377,541	(67,155,281)	(34,777,740)

Columbia Variable Portfolio — Emerging Markets Fund	911,769,554	141,446,484	(39,183,698)	102,262,786

Columbia Variable Portfolio — Global Bond Fund	885,691,754	(11,542,129)	(29,247,136)	(40,789,265)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	2,097,908,111	(72,824,826)	(64,752,226)	(137,577,052)

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Columbia Variable Portfolio — Emerging Markets Fund	26,148,817	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — Balanced Fund	1,128,397,716	1,221,888,096	609,580,305	606,994,428

Columbia Variable Portfolio — Diversified Bond Fund	8,821,732,601	9,631,931,074	6,330,928,853	6,977,396,571

Columbia Variable Portfolio — Emerging Markets Fund	811,858,523	781,265,548	—	—

Columbia Variable Portfolio — Global Bond Fund	529,356,885	1,045,314,217	44,247,818	127,911,138

Columbia Variable Portfolio — Large Core Quantitative Fund	1,423,542,868	1,062,344,070	—	—

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	2,356,522,180	2,789,449,855	1,691,897,888	1,917,625,859

Variable Portfolio — Partners Small Cap Value Fund	1,089,388,091	1,380,354,338	—	—

Variable Portfolio — Sit Dividend Growth Fund	619,432,768	341,892,671	—	—

Variable Portfolio — Victory Established Value Fund	462,329,181	716,512,935	—	—

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Columbia Variable Portfolio — Diversified Bond Fund include the value of securities delivered through an in-kind redemption of certain Fund shares. During the year ended December 31, 2013, securities and other assets with a value of $1,000,000,000 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $2,455,999, which is not taxable to remaining shareholders in the Fund.

Note 7. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2013, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares for each Fund, except for Columbia Variable Portfolio — Balanced Fund. At December 31, 2013, the Investment Manager and/or affiliates owned 100% of Class 3 shares for Columbia Variable Portfolio — Balanced Fund. Subscription and redemption activity by concentrate accounts may have a significant effect on the operations of the Funds.

Note 9. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statements of Operations.

With the exception of Variable Portfolio — Victory Established Value Fund no Fund had borrowings during the year ended December 31, 2013.

206	Annual Report 2013

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

With respect to Variable Portfolio — Victory Established Value Fund, for the year ended December 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $7,180,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as interest expense in the Statements of Operations.

Note 10. Significant Risks

Non-Diversification Risk

Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund invest in foreign securities. Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Derivatives Risk

Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for a Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase a fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Financial Sector Risk

Variable Portfolio — Partners Small Cap Value and Variable Portfolio — Victory Established Value Funds’ portfolio managers may invest significantly in issuers operating in the financial sector. Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. These Funds may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Inflation Protected Securities Risk

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to

Annual Report 2013	207

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

208	Annual Report 2013

Columbia Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund (the “Funds”, constituting part of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Funds for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 26, 2014

Annual Report 2013	209

Columbia Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designate the following tax attributes for distributions paid in the fiscal year ended December 31, 2013.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Source Income ($)
Columbia Variable Portfolio – Diversified Bond Fund	—	15,708,608	—	—
Columbia Variable Portfolio – Emerging Markets Fund	1.24	4,596,513	2,114,520	21,364,922
Columbia Variable Portfolio – Global Bond Fund	—	32,603,225	62,493	28,989,564
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. Each Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

210	Annual Report 2013

Columbia Variable Portfolio Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

212	Annual Report 2013

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	213

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

214	Annual Report 2013

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	215

Columbia Variable Portfolio Funds

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216	Annual Report 2013

Columbia Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	217

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the fund and the investment product through which the fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6466 AK (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Dividend Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund) Class 3 shares returned 26.72% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.53% for the same 12-month period.

>

The Fund’s results were impacted primarily by shifting investor preferences in anticipation of tighter monetary policy conditions following Federal Reserve comments about tapering its quantitative easing program.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	26.81	15.49	7.81
Class 2*	05/03/10	26.53	15.22	7.62
Class 3	09/15/99	26.72	15.37	7.76
Russell 1000 Value Index		32.53	16.67	7.58

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Top Ten Holdings (%) (at December 31, 2013)
General Electric Co.	4.2
Johnson & Johnson	4.0
Chevron Corp.	3.7
JPMorgan Chase & Co.	3.3
Pfizer, Inc.	2.8
Merck & Co., Inc.	2.6
Cisco Systems, Inc.	2.2
AT&T, Inc.	2.1
Lorillard, Inc.	2.0
Procter & Gamble Co. (The)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	94.5
Consumer Discretionary	6.1
Consumer Staples	9.5
Energy	9.5
Financials	12.5
Health Care	15.7
Industrials	10.4
Information Technology	10.2
Materials	5.1
Telecommunication Services	9.2
Utilities	6.3
Convertible Bonds	0.2
Convertible Preferred Stocks	0.2
Materials	0.2
Equity-Linked Notes	2.8
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2013, approximately 61% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 26.72%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which increased 32.53% for the same 12-month period. The Fund’s results were impacted primarily by the fact that dividend-paying companies, which had led the market over the prior year or so when there was a premium for safety over growth, proved to be vulnerable to shifting preferences given anticipation of tighter policy conditions following Federal Reserve (Fed) comments about tapering its quantitative easing program.

U.S. Equity Market Soared Despite Volatility

The U.S. equity market set new highs as 2013 began and the 2013 gain for the S&P 500 Index broke records. Pronounced volatility, however, persisted during the year. Although U.S. economic growth remained sluggish, most expectations were for improved conditions, as data pointed to a resilient consumer, positive manufacturing activity, continued recovery in the housing sector and solid employment gains. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Fed unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed’s decision to not take any action at its September meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in housing showed staying power. Also, holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter shopping season.

Against this backdrop, the Fed’s announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs. Interestingly, the S&P 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P 500 Index closed the year with a new high was in 1999.

All ten sectors of the Fund’s benchmark posted positive double-digit returns for the year. For the annual period overall, the information technology, consumer discretionary and industrials sectors performed best on a relative basis. The telecommunication services, utilities and materials sectors were the weakest performers in the Russell Index during the annual period, though still produced positive returns.

Selection and Allocation Hampered Fund Performance

The Fund underperformed its benchmark due both to individual stock selection and overall sector allocation. Stock selection in the energy and information technology

4	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

sectors impacted the Fund’s annual results most. Having an approximately 2.0% average position in cash also detracted during an annual period when the U.S. equity market rallied so strongly.

Within energy, stock selection was challenging, more than offsetting the Fund’s prudent underweighting to the weakly performing sector, as higher dividend yield stocks overall lagged the benchmark. In particular, having sizable positions in pipeline and energy transportation company Enbridge and integrated oil company Royal Dutch Shell hampered results. Enbridge struggled amidst lower than anticipated pipeline volumes and as capital expenditures to build North American capacity put pressure on its earnings. Shares of Royal Dutch Shell declined as spending on a number of its projects proved higher than guided and as its production profile was delayed. We sold the Fund’s positions in each of these stocks by the end of the annual period.

Our emphasis on higher yielding stocks impacted results in information technology, too. For example, positions in Cisco Systems, Apple, Maxim Integrated Products and Taiwan Semiconductor, each higher yielding stocks, detracted.

Industrials and Materials Selection Aided Results
On the positive side, stock selection in the industrials and materials sectors proved effective. In industrials, positions in commercial printer R.R. Donnelley & Sons and aerospace and defense company Lockheed Martin benefited the Fund during the annual period. R.R. Donnelley & Sons performed well on signs of an effective transition from traditional to digital printing processes, better profit margins and dissipation of low expectations. Lockheed Martin benefited from resolution to concerns regarding the potential impact of sequestration on its business and regarding design flaws and cost overruns with its F35 jet fighter. The company also benefited from growing exports of its products and services, improved margins and better top-line growth than anticipated.

In materials, a position in Packaging Corp. of America, a containerboard and packaging products manufacturer, performed well. Its shares rose on its acquisition of Boise Cascade toward the end of the annual period, a deal widely anticipated to improve utilization rates, better market share and enable cost-cutting synergies.

Both stock selection and having an underweighted allocation to the weaker performing utilities sector also buoyed the Fund’s results during the annual period.

Bottom-up Stock Selection Drove Portfolio Changes

During the annual period, we increased the Fund’s allocations to the health care, information technology and telecommunication services sectors based on bottom-up stock selection. We decreased the Fund’s positions in the consumer discretionary, energy and financials sectors.

Derivative Positions

During the annual period, we used equity-linked notes to provide individual stock exposures as we sought to increase the income generated by specific holdings. For example, the Fund owned an equity-linked note on Bank of America, whose stock has a small dividend yield. In the equity-linked note, we achieved a 5% annualized yield on our Bank of America position — well above the stock’s sub-1% dividend yield — while benefitting from strong stock appreciation that we would not have been exposed to if we could only rely on the low dividend yield of its stock. During 2013, we held 10 notes in the Fund, eight of which generated positive relative returns.

Annual Report 2013	5

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

From a broad perspective, we presently believe the U.S. economy may remain on a sustainable path of growth going forward, supporting momentum in the equity market. While equity valuations have gotten more expensive with the robust rally of the last year or so and while we believe we may see short-lived corrections and periods of heightened volatility in the months ahead, we maintain a favorable view around the fundamental drivers of equity performance — namely, the economy and corporate earnings. Further, we think the politically partisan gridlock that so significantly impacted the financial markets in recent months will likely fade. In short, we do not expect a 2014 rally in the U.S. equity market to be as robust as in 2013, but we believe the backdrop for gains remains positive.

We believe that a focus on higher dividend paying stocks is still an attractive investment strategy. First, we would note that the underperformance of dividend paying stocks in 2013 was driven in part by the volatility around interest rates and concerns about Fed policy. While interest rates may well continue to rise going forward, we do not currently believe they will do so at the pace that we saw in the middle of 2013, nor with the same volatility. Second, we believe it will be ever more key in a rising rate environment to maintain our emphasis on the ability of companies to both sustain and grow their dividends. Importantly, from a historical perspective, we do not believe it is valid that high yielding dividend paying equities necessarily underperform in a rising interest rate environment. Indeed, rising interest rates and advancing equity markets are not always mutually exclusive, especially when there is improving economic growth and when interest rates are still historically low. While some investors make the assumption that high yielding dividend paying stocks have to underperform and thus sell them, creating an emotion-driven correction, we believe improved broad investor sentiment and increased flows into equities could be catalysts for the equity markets in the months ahead. We believe a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital may have the potential to reward investors maintaining a long-term perspective.

6	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,119.60	1,021.96	3.73	3.55	0.69
Class 2	1,000.00	1,000.00	1,118.20	1,020.69	5.07	4.84	0.94
Class 3	1,000.00	1,000.00	1,119.60	1,021.30	4.43	4.22	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 94.4%
Issuer	Shares	Value ($)
Consumer Discretionary 6.1%
Automobiles 0.9%

Daimler AG, Registered Shares	342,796	29,749,370

Hotels, Restaurants & Leisure 1.4%

McDonald’s Corp.	508,686	49,357,803

Household Durables 0.8%

Leggett & Platt, Inc.	900,438	27,859,552

Media 3.0%

Gannett Co., Inc.	1,068,365	31,602,237

National CineMedia, Inc.	898,259	17,929,249

Reed Elsevier NV	828,437	17,607,402

Regal Entertainment Group, Class A	1,072,298	20,856,196

Time Warner, Inc.	264,851	18,465,412

Total		106,460,496

Total Consumer Discretionary		213,427,221

Consumer Staples 9.6%
Beverages 1.0%

Coca-Cola Co. (The)	850,102	35,117,714

Food & Staples Retailing 0.4%

SYSCO Corp.	398,889	14,399,893

Food Products 2.0%

ConAgra Foods, Inc.	657,951	22,172,948

Kraft Foods Group, Inc.	607,414	32,751,763

Mondelez International, Inc., Class A	427,426	15,088,138

Total		70,012,849

Household Products 2.5%

Procter & Gamble Co. (The)	839,831	68,370,642

Reckitt Benckiser Group PLC	227,145	18,043,463

Total		86,414,105

Tobacco 3.7%

Altria Group, Inc.	741,467	28,464,918

Lorillard, Inc.	1,351,024	68,469,896

Philip Morris International, Inc.	358,326	31,220,945

Total		128,155,759

Total Consumer Staples		334,100,320

Energy 9.5%
Oil, Gas & Consumable Fuels 9.5%

Chevron Corp.	998,514	124,724,384

ConocoPhillips	758,792	53,608,655

Exxon Mobil Corp.	478,236	48,397,483

Occidental Petroleum Corp.	589,218	56,034,632

Phillips 66	305,897	23,593,835

Common Stocks (continued)
Issuer	Shares	Value ($)
Spectra Energy Corp.	700,324	24,945,541

Total		331,304,530

Total Energy		331,304,530

Financials 12.6%
Capital Markets 1.7%

BlackRock, Inc.	143,817	45,513,766

New Mountain Finance Corp.	911,886	13,714,766

Total		59,228,532

Commercial Banks 7.0%

Bank of Montreal	535,960	35,727,094

Fifth Third Bancorp	903,590	19,002,498

M&T Bank Corp.	366,217	42,634,983

National Australia Bank Ltd.	301,711	9,417,018

Toronto-Dominion Bank (The)	204,168	19,240,792

U.S. Bancorp	1,316,028	53,167,531

Wells Fargo & Co.	1,425,641	64,724,101

Total		243,914,017

Diversified Financial Services 3.3%

JPMorgan Chase & Co.	1,952,917	114,206,586

Insurance 0.3%

PartnerRe Ltd.	121,275	12,786,023

Real Estate Investment Trusts (REITs) 0.3%

Omega Healthcare Investors, Inc.	322,633	9,614,463

Total Financials		439,749,621

Health Care 15.6%
Health Care Providers & Services 0.3%

Cardinal Health, Inc.	165,076	11,028,727

Pharmaceuticals 15.3%

AbbVie, Inc.	1,091,382	57,635,884

Bristol-Myers Squibb Co.	411,155	21,852,888

Eli Lilly & Co.	720,061	36,723,111

GlaxoSmithKline PLC, ADR	850,377	45,401,628

Johnson & Johnson	1,497,504	137,156,392

Merck & Co., Inc.	1,749,237	87,549,312

Novartis AG, ADR	246,256	19,794,057

Pfizer, Inc.	3,144,983	96,330,829

Sanofi, ADR	623,683	33,448,119

Total		535,892,220

Total Health Care		546,920,947

Industrials 10.3%
Aerospace & Defense 2.3%

Honeywell International, Inc.	392,685	35,879,628

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Lockheed Martin Corp.	292,118	43,426,262

Total		79,305,890

Commercial Services & Supplies 1.7%

RR Donnelley & Sons Co.	1,382,752	28,042,210

Waste Management, Inc.	423,602	19,007,022

West Corp.	444,910	11,438,636

Total		58,487,868

Electrical Equipment 1.0%

Eaton Corp. PLC	487,010	37,071,201

Industrial Conglomerates 4.6%

General Electric Co.	5,169,500	144,901,085

Siemens AG, ADR	127,178	17,615,425

Total		162,516,510

Machinery 0.7%

Illinois Tool Works, Inc.	285,743	24,025,272

Total Industrials		361,406,741

Information Technology 10.1%
Communications Equipment 2.2%

Cisco Systems, Inc.	3,356,164	75,345,882

Computers & Peripherals 1.7%

Apple, Inc.	107,842	60,511,225

IT Services 0.4%

Paychex, Inc.	333,505	15,184,483

Semiconductors & Semiconductor Equipment 4.0%

Analog Devices, Inc.	469,046	23,888,513

Intel Corp.	2,553,809	66,296,882

Maxim Integrated Products, Inc.	155,464	4,339,000

Microchip Technology, Inc.	1,027,206	45,967,468

Total		140,491,863

Software 1.8%

CA, Inc.	426,661	14,357,142

Microsoft Corp.	1,294,846	48,466,086

Total		62,823,228

Total Information Technology		354,356,681

Materials 5.1%
Chemicals 1.6%

Dow Chemical Co. (The)	677,363	30,074,917

LyondellBasell Industries NV, Class A	337,146	27,066,081

Total		57,140,998

Containers & Packaging 2.2%

MeadWestvaco Corp.	334,766	12,362,908

Common Stocks (continued)
Issuer	Shares	Value ($)
Packaging Corp. of America	984,838	62,320,549

Total		74,683,457

Paper & Forest Products 1.3%

International Paper Co.	916,418	44,931,975

Total Materials		176,756,430

Telecommunication Services 9.2%
Diversified Telecommunication Services 8.1%

AT&T, Inc.	2,084,167	73,279,312

BCE, Inc.	627,475	27,163,393

BT Group PLC	3,950,659	24,912,619

CenturyLink, Inc.	1,324,932	42,199,084

Deutsche Telekom AG, ADR	3,302,264	56,980,565

Telstra Corp., Ltd.	4,825,290	22,648,017

Verizon Communications, Inc.	346,862	17,044,799

Vivendi SA	661,022	17,436,041

Total		281,663,830

Wireless Telecommunication Services 1.1%

Vodafone Group PLC, ADR	970,899	38,166,040

Total Telecommunication Services		319,829,870

Utilities 6.3%
Electric Utilities 2.4%

American Electric Power Co., Inc.	304,899	$14,250,979

Duke Energy Corp.	441,027	30,435,273

PPL Corp.	682,608	20,539,675

Terna Rete Elettrica Nazionale SpA	3,746,306	18,709,353

Total		83,935,280

Multi-Utilities 3.9%

Ameren Corp.	468,294	16,933,511

Dominion Resources, Inc.	328,898	21,276,412

National Grid PLC	1,965,133	25,702,389

PG&E Corp.	420,390	16,933,309

Public Service Enterprise Group, Inc.	348,578	11,168,439

SCANA Corp.	128,536	6,032,194

Sempra Energy	260,607	23,392,084

TECO Energy, Inc.	874,027	15,068,226

Total		136,506,564

Total Utilities		220,441,844

Total Common Stocks
(Cost: $2,684,692,747)		3,298,294,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Convertible Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Materials 0.2%
Metals & Mining 0.2%

ArcelorMittal 6.00%		306,689	7,973,914

Total Materials			7,973,914

Total Convertible Preferred Stocks
(Cost: $7,667,225)			7,973,914

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	5,139,000	6,969,769

Total Convertible Bonds
(Cost: $5,139,000)			6,969,769

Equity-Linked Notes 2.8%
Issuer	Coupon Rate	Shares	Value ($)
Goldman Sachs Group, Inc. (The)(a) Mandatory Exchangeable Notes (linked to common stock of Bank of America Corp.) Senior Unsecured
05/20/14	5.000%	2,826,900	42,674,882

(linked to common stock of Boston Scientific Corp.) Senior Unsecured
03/11/14	6.250%	2,828,100	33,606,312

(linked to common stock of Walgreen Co.) Senior Unsecured
03/03/14	4.000%	378,050	21,636,180

Total Equity-Linked Notes
(Cost: $95,615,548)			97,917,374

Money Market Funds 2.3%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)		79,377,224	79,377,224

Total Money Market Funds
(Cost: $79,377,224)			79,377,224

Total Investments
(Cost: $2,872,491,744)			3,490,532,486

Other Assets & Liabilities, Net			4,367,081

Net Assets			3,494,899,567

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $97,917,374 or 2.80% of net assets.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	35,930,083	1,195,076,539	(1,151,629,398)	79,377,224	74,695	79,377,224

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	166,070,449	47,356,772	—	213,427,221

Consumer Staples	316,056,857	18,043,463	—	334,100,320

Energy	331,304,530	—	—	331,304,530

Financials	430,332,603	9,417,018	—	439,749,621

Health Care	546,920,947	—	—	546,920,947

Industrials	361,406,741	—	—	361,406,741
Information Technology	354,356,681	—	—	354,356,681

Materials	176,756,430	—	—	176,756,430

Telecommunication Services	254,833,193	64,996,677	—	319,829,870

Utilities	176,030,102	44,411,742	—	220,441,844

Convertible Preferred Stocks

Materials	7,973,914	—	—	7,973,914

Total Equity Securities	3,122,042,447	184,225,672	—	3,306,268,119

Bonds

Convertible Bonds	—	6,969,769	—	6,969,769

Total Bonds	—	6,969,769	—	6,969,769

Other

Equity-Linked Notes	—	97,917,374	—	97,917,374

Total Other	—	97,917,374	—	97,917,374

Mutual Funds

Money Market Funds	79,377,224	—	—	79,377,224

Total Mutual Funds	79,377,224	—	—	79,377,224

Investments in Securities	3,201,419,671	289,112,815	—	3,490,532,486

Total	3,201,419,671	289,112,815	—	3,490,532,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,793,114,520)	$3,411,155,262

Affiliated issuers (identified cost $79,377,224)	79,377,224

Total investments (identified cost $2,872,491,744)	3,490,532,486

Receivable for:

Investments sold	61,282,631

Capital shares sold	928,350

Dividends	7,843,546

Interest	56,743

Reclaims	124,830

Prepaid expenses	9,159

Trustees’ deferred compensation plan	33,074

Total assets	3,560,810,819

Liabilities

Payable for:

Investments purchased	59,847,968

Capital shares purchased	3,535,965

Investment management fees	1,682,290

Distribution and/or service fees	143,377

Transfer agent fees	180,120

Administration fees	152,961

Compensation of board members	186,997

Other expenses	148,500

Trustees’ deferred compensation plan	33,074

Total liabilities	65,911,252

Net assets applicable to outstanding capital stock	$3,494,899,567

Represented by

Trust capital	$3,494,899,567

Total — representing net assets applicable to outstanding capital stock	$3,494,899,567

Class 1

Net assets	$2,198,786,781

Shares outstanding	121,072,155

Net asset value per share	$18.16

Class 2

Net assets	$33,740,531

Shares outstanding	1,876,467

Net asset value per share	$17.98

Class 3

Net assets	$1,262,372,255

Shares outstanding	69,869,612

Net asset value per share	$18.07

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$113,407,628

Dividends — affiliated issuers	74,695

Interest	192,940

Foreign taxes withheld	(3,032,622)

Total income	110,642,641

Expenses:

Investment management fees	18,303,119

Distribution and/or service fees

Class 2	66,885

Class 3	1,522,471

Transfer agent fees

Class 1	1,203,514

Class 2	16,052

Class 3	730,761

Administration fees	1,675,236

Compensation of board members	98,603

Custodian fees	37,713

Printing and postage fees	360,152

Professional fees	56,170

Other	207,930

Total expenses	24,278,606

Net investment income	86,364,035

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	338,376,882

Foreign currency translations	(154,696)

Net realized gain	338,222,186

Net change in unrealized appreciation (depreciation) on:

Investments	340,378,259

Foreign currency translations	6,078

Net change in unrealized appreciation (depreciation)	340,384,337

Net realized and unrealized gain	678,606,523

Net increase in net assets resulting from operations	$764,970,558

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$86,364,035	$85,946,670

Net realized gain	338,222,186	378,410,241

Net change in unrealized appreciation (depreciation)	340,384,337	(66,683,834)

Net increase in net assets resulting from operations	764,970,558	397,673,077

Increase (decrease) in net assets from capital stock activity	(227,186,026)	(415,817,977)

Total increase (decrease) in net assets	537,784,532	(18,144,900)

Net assets at beginning of year	2,957,115,035	2,975,259,935

Net assets at end of year	$3,494,899,567	$2,957,115,035

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	12,347,641	205,828,073	3,786,956	52,203,219

Redemptions	(17,272,816)	(283,943,884)	(16,273,548)	(221,363,348)

Net decrease	(4,925,175)	(78,115,811)	(12,486,592)	(169,160,129)

Class 2 shares

Subscriptions	747,495	12,101,791	291,652	4,009,538

Redemptions	(199,168)	(3,245,751)	(217,297)	(2,958,122)

Net increase	548,327	8,856,040	74,355	1,051,416

Class 3 shares

Subscriptions	80,740	1,354,141	18,303	254,141

Redemptions	(9,759,144)	(159,280,396)	(18,134,719)	(247,963,405)

Net decrease	(9,678,404)	(157,926,255)	(18,116,416)	(247,709,264)

Total net decrease	(14,055,252)	(227,186,026)	(30,528,653)	(415,817,977)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.32	$12.55	$13.19	$12.05

Income from investment operations:

Net investment income	0.45	0.40	0.23	0.13

Net realized and unrealized gain (loss)	3.39	1.37	(0.87)	1.01

Total from investment operations	3.84	1.77	(0.64)	1.14

Net asset value, end of period	$18.16	$14.32	$12.55	$13.19

Total return	26.81%	14.10%	(4.85% )	9.46%

Ratios to average net assets(b)

Total gross expenses	0.70%	0.69%	0.74%	0.78%	(c)

Total net expenses(d)	0.70%	0.69%	0.74%	0.78%	(c)

Net investment income	2.71%	2.89%	1.74%	1.68%	(c)

Supplemental data

Net assets, end of period (in thousands)	$2,198,787	$1,803,841	$1,737,503	$1,554,975

Portfolio turnover	71%	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.21	$12.48	$13.15	$12.05

Income from investment operations:

Net investment income	0.40	0.37	0.22	0.11

Net realized and unrealized gain (loss)	3.37	1.36	(0.89)	0.99

Total from investment operations	3.77	1.73	(0.67)	1.10

Net asset value, end of period	$17.98	$14.21	$12.48	$13.15

Total return	26.53%	13.86%	(5.09%)	9.13%

Ratios to average net assets(b)

Total gross expenses	0.95%	0.94%	0.97%	1.03	%(c)

Total net expenses(d)	0.95%	0.94%	0.97%	1.03	%(c)

Net investment income	2.46%	2.69%	1.71%	1.37	%(c)

Supplemental data

Net assets, end of period (in thousands)	$33,741	$18,873	$15,653	$1,191

Portfolio turnover	71%	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$14.26	$12.51	$13.17	$11.27	$8.84

Income from investment operations:

Net investment income	0.42	0.38	0.20	0.17	0.20

Net realized and unrealized gain (loss)	3.39	1.37	(0.86)	1.73	2.23

Total from investment operations	3.81	1.75	(0.66)	1.90	2.43

Net asset value, end of period	$18.07	$14.26	$12.51	$13.17	$11.27

Total return	26.72%	13.99%	(5.01%)	16.83%	27.46%

Ratios to average net assets(a)

Total gross expenses	0.82%	0.82%	0.86%	0.90%	0.76%

Total net expenses(b)	0.82%	0.82%	0.86%	0.90%	0.76%

Net investment income	2.58%	2.74%	1.57%	1.42%	2.14%

Supplemental data

Net assets, end of period (in thousands)	$1,262,372	$1,134,402	$1,222,104	$1,572,800	$3,857,317

Portfolio turnover	71%	64%	41%	26%	49%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

20	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2013	21

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.56% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $8,765.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to

22	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.77%	0.76%
Class 2	1.02	1.01
Class 3	0.895	0.885

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,241,744,962 and $2,426,339,180, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 97.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

Annual Report 2013	23

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Dividend Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	25

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

26	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	27

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	29

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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Annual Report 2013	31

Columbia Variable Portfolio – Dividend Opportunity Fund

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32	Annual Report 2013

Columbia Variable Portfolio – Dividend Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	33

Columbia Variable Portfolio – Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6468 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund) Class 3 shares returned 37.74% for the 12 months ended December 31, 2013.

>	The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 33.46% for the same 12-month period.

>	Favorable security selection and sector allocations — including an underweight in the utilities sector and an overweight in healthcare — drove the Fund ahead of the benchmark during the period.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	37.87	20.96	9.17
Class 2*	05/03/10	37.58	20.73	8.99
Class 3	05/02/05	37.74	20.86	9.11
Russell Midcap Value Index		33.46	21.16	9.37

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 2, 2005 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Value Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

David Hoffman

Diane Sobin, CFA

Effective September 12, 2013, Mr. Hoffman and Ms. Sobin were named Portfolio Managers of the Fund, replacing the previous portfolio management team.

Top Ten Holdings (%) (at December 31, 2013)
Lincoln National Corp.	2.9
Invesco Ltd.	2.5
CIT Group, Inc.	2.3
Eastman Chemical Co.	2.1
Hartford Financial Services Group, Inc.	2.0
XL Group PLC	1.9
Raymond James Financial, Inc.	1.9
Huntington Bancshares, Inc.	1.8
Fifth Third Bancorp	1.8
D.R. Horton, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.6
Consumer Discretionary	10.8
Consumer Staples	1.9
Energy	9.1
Financials	28.6
Health Care	11.7
Industrials	11.1
Information Technology	10.8
Materials	5.9
Telecommunication Services	0.8
Utilities	7.9
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2013, Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (the Fund) Class 3 shares returned 37.74%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 33.46% for the same time period. Security selection in the financials sector was the biggest driver of outperformance, followed to a lesser extent by favorable positioning in utilities and health care.

U.S. Economy Gained Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. U.S. equities ended the year with their most significant gains since the late 1990s. Within the benchmark, all 10 sectors produced double-digit returns with telecommunication services, health care and information technology each up more than 50% for the year.

Security Selection in Financials Stood Out

Security selection was the biggest driver of outperformance. We focused on mid-size companies with low stock valuations where we saw the potential for improved operating revenue that could drive operating income higher over the medium to long term. In financials, where the Fund picked up the most ground, a large underweight in real estate investment trusts (REITs) contributed, as the group underperformed due to a shift in the second half of the year away from dividend-paying stocks. Top individual contributors included insurer Lincoln National, whose stock climbed over 100% as the company expanded its group coverage and shifted its product mix to improve profitability. An underweight and positive security selection in the more-defensive utilities sector also contributed to relative results, as did a meaningful overweight and good stock picks in the health care sector. Individual standouts included integrated specialty pharmaceutical company Actavis. The stock rallied sharply, buoyed by robust revenue growth, solid cash flow from operations and the company’s efforts to become the first producer of a generic version of a popular hormonal contraceptive. Elsewhere, an investment in Pioneer Natural Resources helped performance, as the independent oil and gas exploration and production company ramped up its output and saw rising estimates for recoverable reserves within the Permian Basin in Texas – where the company has a large amount of exposure.

Disappointments in Information Technology

Security selection within the technology sector detracted from relative performance, largely because of weak results in the semiconductor industry. In particular, a sizable underweight in semiconductor company Micron Technology hampered results, as the stock rose sharply after the company closed a long-awaited acquisition aimed at boosting market share. A small cash position and stock picks in telecommunication services also dampened performance. Individual detractors included telecom services provider CenturyLink, an out-of-benchmark holding that hurt as the company’s decision to cut its dividend, weighed on performance. Finally, an overweight in Rayonier, a timberland management company structured as a real estate investment trust, detracted. The stock, which provides exposure to the housing recovery through its lumber and building supplies business, was a

4	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

positive performer early in the period, but later faltered as pressures in the specialty pulp side of the business led to earnings shortfalls.

Looking Ahead

We believe the substantial upward move in mid-cap stocks that we saw this past year was more a reflection of positive sentiment among investors than positive progression in corporate fundamentals, such as revenues and earnings. For that reason, we are cautious going into 2014. At this time, we continue to find opportunities in certain areas, including housing, energy, infrastructure, travel and leisure, basic materials and particular segments within financials. Going forward, we plan to remain disciplined in trimming or eliminating stocks whose valuations, in our opinion, have become stretched. By period end, we had pruned some health care equipment, utilities, electrical equipment and machinery stocks. The Fund finished the year with a small overweight in information technology; a larger allocation to the utilities sector, but still a meaningful underweight; and reduced exposure to consumer staples, another underweight.

Annual Report 2013	5

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,167.90	1,021.05	4.81	4.48	0.87
Class 2	1,000.00	1,000.00	1,166.10	1,019.77	6.18	5.76	1.12
Class 3	1,000.00	1,000.00	1,167.00	1,020.38	5.52	5.15	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%
Issuer	Shares	Value ($)

Consumer Discretionary 10.8%
Auto Components 1.4%

TRW Automotive Holdings Corp.(a)	125,169	9,311,322

Diversified Consumer Services 0.5%

Houghton Mifflin Harcourt Co.(a)	193,357	3,279,335

Hotels, Restaurants & Leisure 2.2%

Royal Caribbean Cruises Ltd.	138,810	6,582,370

Starwood Hotels & Resorts Worldwide, Inc.	101,200	8,040,340

Total		14,622,710

Household Durables 3.1%

D.R. Horton, Inc.	517,375	11,547,810

Newell Rubbermaid, Inc.	285,436	9,250,981

Total		20,798,791

Internet & Catalog Retail 1.2%

Liberty Interactive Corp., Class A(a)	269,753	7,917,250

Media 2.1%

DISH Network Corp., Class A(a)	105,000	6,081,600

Interpublic Group of Companies, Inc. (The)	436,934	7,733,732

Total		13,815,332

Multiline Retail 0.3%

Macy’s, Inc.	42,557	2,272,544

Total Consumer Discretionary		72,017,284

Consumer Staples 1.9%
Food Products 1.5%

Hillshire Brands Co.	55,748	1,864,213

JM Smucker Co. (The)	21,207	2,197,470

Mead Johnson Nutrition Co.	23,846	1,997,341

Post Holdings, Inc.(a)	80,237	3,953,277

Total		10,012,301

Tobacco 0.4%

Lorillard, Inc.	54,752	2,774,831

Total Consumer Staples		12,787,132

Energy 9.1%
Energy Equipment & Services 2.8%

Frank’s International NV	101,025	2,727,675

Superior Energy Services, Inc.(a)	285,900	7,607,799

Weatherford International Ltd.(a)	539,125	8,351,046

Total		18,686,520

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 6.3%

Cimarex Energy Co.	35,600	3,734,796

EQT Corp.	73,371	6,587,248

HollyFrontier Corp.	62,470	3,104,134

Kinder Morgan, Inc.	1	36

Marathon Petroleum Corp.	78,191	7,172,461

Noble Energy, Inc.	43,363	2,953,454

Southwestern Energy Co.(a)	110,606	4,350,134

Spectra Energy Corp.	241,493	8,601,981

Whiting Petroleum Corp.(a)	83,869	5,188,975

Total		41,693,219

Total Energy		60,379,739

Financials 28.8%
Capital Markets 4.3%

Invesco Ltd.	451,942	16,450,689

Raymond James Financial, Inc.	238,800	12,462,972

Total		28,913,661

Commercial Banks 11.1%

CIT Group, Inc.	294,233	15,338,366

City National Corp.	100,300	7,945,766

East West Bancorp, Inc.	206,300	7,214,311

Fifth Third Bancorp	555,735	11,687,107

Huntington Bancshares, Inc.	1,260,049	12,159,473

M&T Bank Corp.	71,891	8,369,550

SunTrust Banks, Inc.	101,158	3,723,626

TCF Financial Corp.	440,876	7,164,235

Total		73,602,434

Insurance 9.6%

Brown & Brown, Inc.	207,800	6,522,842

Hartford Financial Services Group, Inc.	358,377	12,983,999

Lincoln National Corp.	365,002	18,841,403

Principal Financial Group, Inc.	126,152	6,220,555

Validus Holdings Ltd.	161,888	6,522,468

XL Group PLC	397,782	12,665,379

Total		63,756,646

Real Estate Investment Trusts (REITs) 2.7%

Host Hotels & Resorts, Inc.	565,900	11,001,096

Rayonier, Inc.	161,843	6,813,590

Total		17,814,686

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Management & Development 1.1%

CBRE Group, Inc., Class A(a)	277,200	7,290,360

Total Financials		191,377,787

Health Care 11.8%
Health Care Equipment & Supplies 3.2%

Boston Scientific Corp.(a)	578,897	6,958,342

Teleflex, Inc.	66,486	6,240,376

Zimmer Holdings, Inc.	89,287	8,320,656

Total		21,519,374

Health Care Providers & Services 5.5%

Cardinal Health, Inc.	150,854	10,078,556

CIGNA Corp.	88,638	7,754,052

Community Health Systems, Inc.(a)	126,387	4,963,217

Humana, Inc.	63,280	6,531,762

Omnicare, Inc.	37,036	2,235,493

Universal Health Services, Inc., Class B	62,870	5,108,816

Total		36,671,896

Pharmaceuticals 3.1%

Actavis PLC(a)	53,343	8,961,624

Jazz Pharmaceuticals PLC(a)	88,850	11,244,856

Total		20,206,480

Total Health Care		78,397,750

Industrials 11.2%
Aerospace & Defense 0.7%

Embraer SA, ADR	143,825	4,628,288

Airlines 2.3%

Delta Air Lines, Inc.	300,849	8,264,322

United Continental Holdings, Inc.(a)	178,413	6,749,364

Total		15,013,686

Construction & Engineering 1.5%

Jacobs Engineering Group, Inc.(a)	104,274	6,568,219

KBR, Inc.	48,977	1,561,877

URS Corp.	38,116	2,019,767

Total		10,149,863

Electrical Equipment 1.3%

Rockwell Automation, Inc.	71,801	8,484,006

Machinery 1.7%

Navistar International Corp.(a)	190,550	7,277,104

SPX Corp.	37,724	3,757,688

Total		11,034,792

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 2.0%

JB Hunt Transport Services, Inc.	89,085	6,886,271

Kansas City Southern	54,262	6,719,263

Total		13,605,534

Trading Companies & Distributors 1.7%

AerCap Holdings NV(a)	188,300	7,221,305

WESCO International, Inc.(a)	46,325	4,218,818

Total		11,440,123

Total Industrials		74,356,292

Information Technology 10.9%
Communications Equipment 2.1%

Aruba Networks, Inc.(a)	140,450	2,514,055

F5 Networks, Inc.(a)	54,800	4,979,128

Juniper Networks, Inc.(a)	278,475	6,285,181

Total		13,778,364

Electronic Equipment, Instruments & Components 1.2%

Avnet, Inc.	89,449	3,945,595

FLIR Systems, Inc.	137,600	4,141,760

Total		8,087,355

Office Electronics 1.3%

Xerox Corp.	698,842	8,504,907

Semiconductors & Semiconductor Equipment 4.4%

Analog Devices, Inc.	73,793	3,758,278

Avago Technologies Ltd.	79,300	4,194,177

KLA-Tencor Corp.	93,700	6,039,902

Lam Research Corp.(a)	121,100	6,593,895

Micron Technology, Inc.(a)	298,500	6,495,360

Skyworks Solutions, Inc.(a)	78,700	2,247,672

Total		29,329,284

Software 1.9%

Autodesk, Inc.(a)	170,853	8,599,031

Citrix Systems, Inc.(a)	63,400	4,010,050

Total		12,609,081

Total Information Technology		72,308,991

Materials 5.9%
Chemicals 4.0%

Agrium, Inc.	34,395	3,146,455

Eastman Chemical Co.	173,623	14,011,376

PPG Industries, Inc.	50,840	9,642,314

Total		26,800,145

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Containers & Packaging 0.8%

Sealed Air Corp.	149,661	5,095,957

Paper & Forest Products 1.1%

Domtar Corp.	41,015	3,869,355

International Paper Co.	74,025	3,629,446

Total		7,498,801

Total Materials		39,394,903

Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%

CenturyLink, Inc.	161,466	5,142,692

Total Telecommunication Services		5,142,692

Utilities 7.9%
Electric Utilities 1.7%

Portland General Electric Co.	372,600	11,252,520

Gas Utilities 1.0%

Questar Corp.	301,241	6,925,530

Independent Power Producers & Energy Traders 2.6%

AES Corp. (The)	639,000	9,271,890

NRG Energy, Inc.	281,275	8,078,218

Total		17,350,108

Common Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 2.6%

Sempra Energy	109,942	9,868,394

Wisconsin Energy Corp.	180,805	7,474,479

Total		17,342,873

Total Utilities		52,871,031

Total Common Stocks
(Cost: $514,917,912)		659,033,601

Money Market Funds 1.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	9,368,148	9,368,148

Total Money Market Funds
(Cost: $9,368,148)		9,368,148

Total Investments
(Cost: $524,286,060)		668,401,749

Other Assets & Liabilities, Net		(3,356,604)

Net Assets		665,045,145

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,151,994	413,694,788	(422,478,634)	9,368,148	14,957	9,368,148

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks

Consumer Discretionary	72,017,284	—	—	72,017,284

Consumer Staples	12,787,132	—	—	12,787,132

Energy	60,379,739	—	—	60,379,739

Financials	191,377,787	—	—	191,377,787

Health Care	78,397,750	—	—	78,397,750

Industrials	74,356,292	—	—	74,356,292

Information Technology	72,308,991	—	—	72,308,991

Materials	39,394,903	—	—	39,394,903

Telecommunication Services	5,142,692	—	—	5,142,692

Utilities	52,871,031	—	—	52,871,031

Total Equity Securities	659,033,601	—	—	659,033,601

Mutual Funds
Money Market Funds	9,368,148	—	—	9,368,148

Total Mutual Funds	9,368,148	—	—	9,368,148

Total	668,401,749	—	—	668,401,749

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $514,917,912)	$659,033,601

Affiliated issuers (identified cost $9,368,148)	9,368,148

Total investments (identified cost $524,286,060)	668,401,749

Cash	81,804

Receivable for:

Capital shares sold	184,880

Dividends	810,031

Reclaims	13,718

Expense reimbursement due from Investment Manager	11,217

Prepaid expenses	3,705

Trustees’ deferred compensation plan	13,650

Total assets	669,520,754

Liabilities

Payable for:

Capital shares purchased	3,857,681

Investment management fees	441,820

Distribution and/or service fees	14,688

Transfer agent fees	35,420

Administration fees	34,660

Compensation of board members	32,430

Other expenses	45,260

Trustees’ deferred compensation plan	13,650

Total liabilities	4,475,609

Net assets applicable to outstanding capital stock	$665,045,145

Represented by

Trust capital	$665,045,145

Total — representing net assets applicable to outstanding capital stock	$665,045,145

Class 1

Net assets	$535,980,448

Shares outstanding	32,634,628

Net asset value per share	$16.42

Class 2

Net assets	$8,655,713

Shares outstanding	531,335

Net asset value per share	$16.29

Class 3

Net assets	$120,408,984

Shares outstanding	7,366,348

Net asset value per share	$16.35

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$12,621,996

Dividends — affiliated issuers	14,957

Interest	44,693

Foreign taxes withheld	(155,270)

Total income	12,526,376

Expenses:

Investment management fees	5,962,092

Distribution and/or service fees

Class 2	12,069

Class 3	133,277

Transfer agent fees

Class 1	414,558

Class 2	2,897

Class 3	63,971

Administration fees	466,303

Compensation of board members	30,856

Custodian fees	24,516

Printing and postage fees	38,661

Professional fees	36,509

Line of credit interest expense	113

Other	23,995

Total expenses	7,209,817

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(54,744)

Total net expenses	7,155,073

Net investment income	5,371,303

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	229,377,316

Foreign currency translations	(45)

Net realized gain	229,377,271

Net change in unrealized appreciation (depreciation) on:

Investments	28,967,293

Net change in unrealized appreciation (depreciation)	28,967,293

Net realized and unrealized gain	258,344,564

Net increase in net assets resulting from operations	$263,715,867

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$5,371,303	$10,401,896

Net realized gain	229,377,271	59,204,502

Net change in unrealized appreciation (depreciation)	28,967,293	94,449,318

Net increase in net assets resulting from operations	263,715,867	164,055,716

Increase (decrease) in net assets from capital stock activity	(533,591,402)	(186,540,280)

Total decrease in net assets	(269,875,535)	(22,484,564)

Net assets at beginning of year	934,920,680	957,405,244

Net assets at end of year	$665,045,145	$934,920,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	6,521,795	97,151,677	3,906,614	42,945,463

Redemptions	(44,401,936)	(629,626,354)	(18,751,385)	(206,838,279)

Net decrease	(37,880,141)	(532,474,677)	(14,844,771)	(163,892,816)

Class 2 shares

Subscriptions	387,633	5,527,929	66,753	745,187

Redemptions	(17,264)	(251,371)	(13,529)	(146,944)

Net increase	370,369	5,276,558	53,224	598,243

Class 3 shares

Subscriptions	266,458	3,891,242	28,057	304,131

Redemptions	(739,673)	(10,284,525)	(2,126,106)	(23,549,838)

Net decrease	(473,215)	(6,393,283)	(2,098,049)	(23,245,707)

Total net decrease	(37,982,987)	(533,591,402)	(16,889,596)	(186,540,280)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.91		$10.04	$10.96	$9.92

Income from investment operations:

Net investment income	0.10		0.12	0.08	0.06

Net realized and unrealized gain (loss)	4.41		1.75	(1.00)	0.98

Total from investment operations	4.51		1.87	(0.92)	1.04

Net asset value, end of period	$16.42		$11.91	$10.04	$10.96

Total return	37.87%		18.63%	(8.39%)	10.48%

Ratios to average net assets(b)

Total gross expenses	0.88	%(c)	0.88%	0.87%	0.85	%(d)

Total net expenses(e)	0.87	%(c)	0.88%	0.87%	0.85	%(d)

Net investment income	0.68%		1.08%	0.77%	0.94	%(d)

Supplemental data

Net assets, end of period (in thousands)	$535,980		$839,959	$856,802	$720,087

Portfolio turnover	58%		53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.84		$10.01	$10.95	$9.92

Income from investment operations:

Net investment income	0.07		0.10	0.06	0.07

Net realized and unrealized gain (loss)	4.38		1.73	(1.00)	0.96

Total from investment operations	4.45		1.83	(0.94)	1.03

Net asset value, end of period	$16.29		$11.84	$10.01	$10.95

Total return	37.58%		18.28%	(8.58%)	10.38%

Ratios to average net assets(b)

Total gross expenses	1.14	%(c)	1.13%	1.13%	1.12	%(d)

Total net expenses(e)	1.12	%(c)	1.13%	1.13%	1.12	%(d)

Net investment income	0.51%		0.91%	0.62%	1.02	%(d)

Supplemental data

Net assets, end of period (in thousands)	$8,656		$1,906	$1,078	$321

Portfolio turnover	58%		53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013		2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$11.87		$10.02	$10.95	$8.94	$6.34

Income from investment operations:

Net investment income	0.08		0.11	0.06	0.06	0.10

Net realized and unrealized gain (loss)	4.40		1.74	(0.99)	1.95	2.50

Total from investment operations	4.48		1.85	(0.93)	2.01	2.60

Less distributions to shareholders:

Net asset value, end of period	$16.35		$11.87	$10.02	$10.95	$8.94

Total return	37.74%		18.46%	(8.49%)	22.51%	40.93%

Ratios to average net assets(a)

Total gross expenses	1.01	%(b)	1.00%	1.00%	1.00%	0.85%

Total net expenses(c)	1.00	%(b)	1.00%	1.00%	1.00%	0.85%

Net investment income	0.59%		0.97%	0.57%	0.65%	1.48%

Supplemental data

Net assets, end of period (in thousands)	$120,409		$93,055	$99,525	$137,110	$242,390

Portfolio turnover	58%		53%	59%	80%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

18	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation

Annual Report 2013	19

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.74% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $3,273.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

20	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.870%	0.900%
Class 2	1.120	1.150
Class 3	0.995	1.025

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $456,785,005 and $973,045,493, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 96.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $3,500,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 8. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements

Annual Report 2013	21

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio –Mid Cap Value Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	23

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

24	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	25

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	27

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

28	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	29

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6474_D_(2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Large-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned 37.79% for the 12 months ended December 31, 2013.

>	The Fund outperformed the Russell 1000 Value Index, which returned 32.53%, and the broad U.S. equity market, represented by the S&P 500 Index, which returned 32.39% for the same time period.

>	Favorable security selection — particularly in the financials sector — was the biggest driver of the Fund’s outperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	38.09	19.66	7.43
Class 2*	05/03/10	37.72	19.41	7.24
Class 3	02/04/04	37.79	19.53	7.37
Russell 1000 Value Index		32.53	16.67	7.55
S&P 500 Index		32.39	17.94	7.32

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 4, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus*

* Effective January 2, 2014, Neil Eigen retired and Ms. Montanus was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2013)
JPMorgan Chase & Co.	4.2
Tyson Foods, Inc., Class A	4.2
Bank of America Corp.	4.0
Morgan Stanley	4.0
Juniper Networks, Inc.	3.9
Citigroup, Inc.	3.8
Wells Fargo & Co.	3.6
Marathon Petroleum Corp.	3.4
AES Corp. (The)	3.3
Freeport-McMoRan Copper & Gold, Inc.	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.6
Consumer Discretionary	6.7
Consumer Staples	9.9
Energy	17.8
Financials	28.0
Health Care	8.3
Industrials	11.0
Information Technology	7.0
Materials	7.6
Utilities	3.3
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2013, approximately 91% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 37.79%. During the same time period, the Fund outperformed the Russell 1000 Value Index, which returned 32.53%, as well as the broader U.S. equity market, as measured by the S&P 500 Index, which returned 32.39%. For the year, none of the Fund’s holdings experienced a loss. We focused on companies whose stock prices reflected low earnings expectations where there also was evidence of potential catalysts for change.

U.S. Economy Gained Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. U.S. equities ended the year with their most significant gains since the late 1990s. Within the Russell 1000 Value Index, returns were particularly strong in the information technology, consumer discretionary and health care sectors, each of which advanced more than 40% for the year.

Biggest Contribution from Financials

Security selection in the financials sector was the biggest driver of outperformance relative to the benchmark, followed by utilities and energy. In financials, insurance stocks were strong contributors, as companies such as Unum Group, Prudential Financial and MetLife benefited from the combination of a rising equity market and rising interest rates. Investment bank Morgan Stanley was another standout, buoyed by improved capital markets activity and the company’s decision to buy out the rest of a jointly owned, high-margin wealth management business. Avoiding real estate investment trusts (REITs) also helped, as an investor shift away from more defensive, dividend-paying stocks hurt the group.

Added Gains from Utilities and Energy

The Fund was well positioned with an underweight in utilities, which were pressured by rising interest rates. The one stock the Fund did own in the sector rallied nicely. In energy, security selection was strong, largely because of sizable overweights in refining stocks, including Valero Energy, which posted steep gains as an oil glut in the United States gave refiners a cost advantage. Elsewhere, top individual contributors included consumer staples stock Tyson Foods, which soared as a sharp decline in corn prices made raising chickens more profitable, and pharmaceuticals company Bristol-Myers Squibb, whose stock got a huge lift from

4	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

its breakthrough drug for treating melanoma. Each of the top contributors discussed returned more than 60% for the year.

Disappointments in Technology and Consumer Discretionary

Investment decisions in information technology detracted from relative performance, largely because of a lack of exposure to the strong-performing computers and peripherals segment and an overweight in the lagging communications equipment group. In consumer discretionary, the Fund gave up some ground because it had no media exposure, a segment that was up nearly 50% within the benchmark, and because of an overweight in the multiline retail segment, where department store chain Nordstrom, an out-of-benchmark position, fell behind because of weaker-than-expected mall traffic.

Looking Ahead

At this time, we expect to see a favorable backdrop for stocks in 2014, given expectations for improved economic growth, better employment data and slowly rising interest rates. Regardless of what happens, we currently plan to remain fully invested with a focus on large-cap companies that we believe can grow their earnings across a reasonably broad set of economic parameters. At period end, the portfolio remained heavily tilted toward the financials, industrials and energy sectors. Going forward, we may also increase exposure in technology as we find attractively valued opportunities there.

Annual Report 2013	5

Columbia Variable Portfolio – Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,170.90	1,021.66	4.15	3.86	0.75
Class 2	1,000.00	1,000.00	1,168.40	1,020.38	5.52	5.15	1.00
Class 3	1,000.00	1,000.00	1,169.50	1,021.00	4.86	4.53	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 6.7%
Multiline Retail 2.0%

Nordstrom, Inc.	267,000	16,500,600

Specialty Retail 4.7%

Gap, Inc. (The)	377,000	14,733,160

Lowe’s Companies, Inc.	460,000	22,793,000

Total		37,526,160

Total Consumer Discretionary		54,026,760

Consumer Staples 10.0%
Food & Staples Retailing 1.5%

Costco Wholesale Corp.	103,100	12,269,931

Food Products 4.2%

Tyson Foods, Inc., Class A	1,000,000	33,460,000

Tobacco 4.3%

Altria Group, Inc.	450,000	17,275,500

Philip Morris International, Inc.	195,000	16,990,350

Total		34,265,850

Total Consumer Staples		79,995,781

Energy 17.8%
Oil, Gas & Consumable Fuels 17.8%

Anadarko Petroleum Corp.	320,000	25,382,400

Chevron Corp.	103,000	12,865,730

ConocoPhillips	250,000	17,662,500

Marathon Oil Corp.	497,000	17,544,100

Marathon Petroleum Corp.	294,000	26,968,620

Valero Energy Corp.	520,000	26,208,000

Williams Companies, Inc. (The)	432,000	16,662,240

Total		143,293,590

Total Energy		143,293,590

Financials 28.1%
Capital Markets 4.0%

Morgan Stanley	1,020,400	31,999,744

Commercial Banks 3.6%

Wells Fargo & Co.	635,000	28,829,000

Diversified Financial Services 12.0%

Bank of America Corp.	2,055,766	32,008,277

Citigroup, Inc.	590,000	30,744,900

JPMorgan Chase & Co.	580,000	33,918,400

Total		96,671,577

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 8.5%

MetLife, Inc.	425,000	22,916,000

Prudential Financial, Inc.	235,000	21,671,700

Unum Group	675,000	23,679,000

Total		68,266,700

Total Financials		225,767,021

Health Care 8.3%
Health Care Equipment & Supplies 2.0%

Baxter International, Inc.	232,000	16,135,600

Health Care Providers & Services 3.0%

Humana, Inc.	235,000	24,256,700

Pharmaceuticals 3.3%

Bristol-Myers Squibb Co.	490,000	26,043,500

Total Health Care		66,435,800

Industrials 11.0%
Aerospace & Defense 6.7%

General Dynamics Corp.	171,000	16,339,050

Honeywell International, Inc.	225,000	20,558,250

United Technologies Corp.	150,500	17,126,900

Total		54,024,200

Road & Rail 4.3%

CSX Corp.	675,000	19,419,750

Union Pacific Corp.	90,000	15,120,000

Total		34,539,750

Total Industrials		88,563,950

Information Technology 7.0%
Communications Equipment 3.9%

Juniper Networks, Inc.(a)	1,400,000	31,598,000

Semiconductors & Semiconductor Equipment 3.1%

Applied Materials, Inc.	1,400,000	24,766,000

Total Information Technology		56,364,000

Materials 7.6%
Chemicals 4.3%

EI du Pont de Nemours & Co.	370,000	24,038,900

Praxair, Inc.	83,000	10,792,490

Total		34,831,390

Metals & Mining 3.3%

Freeport-McMoRan Copper & Gold, Inc.	700,000	26,418,000

Total Materials		61,249,390

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.3%
Independent Power Producers & Energy Traders 3.3%

AES Corp. (The)	1,825,000	26,480,750

Total Utilities		26,480,750

Total Common Stocks
(Cost: $553,382,537)		802,177,042

Money Market Funds 0.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	3,385,432	3,385,432

Total Money Market Funds
(Cost: $3,385,432)		3,385,432

Total Investments
(Cost: $556,767,969)		805,562,474

Other Assets & Liabilities, Net		(1,266,332)

Net Assets		804,296,142

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,174,964	78,878,992	(76,668,524)	3,385,432	2,098	3,385,432

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	54,026,760	—	—	54,026,760

Consumer Staples	79,995,781	—	—	79,995,781

Energy	143,293,590	—	—	143,293,590

Financials	225,767,021	—	—	225,767,021

Health Care	66,435,800	—	—	66,435,800

Industrials	88,563,950	—	—	88,563,950

Information Technology	56,364,000	—	—	56,364,000

Materials	61,249,390	—	—	61,249,390

Utilities	26,480,750	—	—	26,480,750

Total Equity Securities	802,177,042	—	—	802,177,042

Mutual Funds

Money Market Funds	3,385,432	—	—	3,385,432

Total Mutual Funds	3,385,432	—	—	3,385,432

Total	805,562,474	—	—	805,562,474

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $553,382,537)	$802,177,042

Affiliated issuers (identified cost $3,385,432)	3,385,432

Total investments (identified cost $556,767,969)	805,562,474

Receivable for:

Capital shares sold	275,515

Dividends	824,448

Expense reimbursement due from Investment Manager	49,875

Prepaid expenses	3,302

Total assets	806,715,614

Liabilities

Payable for:

Investments purchased	1,079,610

Capital shares purchased	731,848

Investment management fees	469,945

Distribution and/or service fees	7,540

Transfer agent fees	40,729

Administration fees	39,526

Compensation of board members	15,745

Other expenses	34,529

Total liabilities	2,419,472

Net assets applicable to outstanding capital stock	$804,296,142

Represented by

Trust capital	$804,296,142

Total — representing net assets applicable to outstanding capital stock	$804,296,142

Class 1

Net assets	$738,486,709

Shares outstanding	45,683,703

Net asset value per share	$16.17

Class 2

Net assets	$5,474,672

Shares outstanding	341,517

Net asset value per share	$16.03

Class 3

Net assets	$60,334,761

Shares outstanding	3,751,080

Net asset value per share	$16.08

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$14,261,489

Dividends — affiliated issuers	2,098

Foreign taxes withheld	(165)

Total income	14,263,422

Expenses:

Investment management fees	4,725,013

Distribution and/or service fees

Class 2	8,166

Class 3	55,920

Transfer agent fees

Class 1	378,009

Class 2	1,960

Class 3	26,841

Administration fees	397,907

Compensation of board members	25,170

Custodian fees	13,607

Printing and postage fees	19,115

Professional fees	36,889

Other	9,166

Total expenses	5,697,763

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(443,428)

Total net expenses	5,254,335

Net investment income	9,009,087

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	22,598,758

Foreign currency translations	(33)

Net realized gain	22,598,725

Net change in unrealized appreciation (depreciation) on:

Investments	185,985,419

Foreign currency translations	36

Net change in unrealized appreciation (depreciation)	185,985,455

Net realized and unrealized gain	208,584,180

Net increase in net assets resulting from operations	$217,593,267

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$9,009,087	$6,679,011

Net realized gain	22,598,725	9,376,540

Net change in unrealized appreciation (depreciation)	185,985,455	59,859,963

Net increase in net assets resulting from operations	217,593,267	75,915,514

Increase (decrease) in net assets from capital stock activity	(15,768,357)	493,041,790

Total increase in net assets	201,824,910	568,957,304

Net assets at beginning of year	602,471,232	33,513,928

Net assets at end of year	$804,296,142	$602,471,232

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	10,882,107	158,764,915	53,401,840	552,606,332

Redemptions	(13,851,340)	(192,865,784)	(5,045,790)	(56,182,305)

Net increase (decrease)	(2,969,233)	(34,100,869)	48,356,050	496,424,027

Class 2 shares

Subscriptions	244,732	3,462,745	90,345	959,255

Redemptions	(44,283)	(623,365)	(26,137)	(284,481)

Net increase	200,449	2,839,380	64,208	674,774

Class 3 shares

Subscriptions	1,228,074	17,367,284	312,995	3,362,821

Redemptions	(133,006)	(1,874,152)	(683,775)	(7,419,832)

Net increase (decrease)	1,095,068	15,493,132	(370,780)	(4,057,011)

Total net increase (decrease)	(1,673,716)	(15,768,357)	48,049,478	493,041,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012		2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.71	$9.88		$10.04	$9.55

Income from investment operations:

Net investment income	0.19	0.21		0.12	0.07

Net realized and unrealized gain (loss)	4.27	1.62		(0.28)	0.42

Total from investment operations	4.46	1.83		(0.16)	0.49

Net asset value, end of period	$16.17	$11.71		$9.88	$10.04

Total return	38.09%	18.52%		(1.59%)	5.13%

Ratios to average net assets(b)

Total gross expenses	0.83%	0.84	%(c)	0.98%	0.94	%(d)

Total net expenses(e)	0.77%	0.80	%(c)	0.84%	0.94	%(d)

Net investment income	1.34%	1.91%		1.21%	1.17	%(d)

Supplemental data

Net assets, end of period (in thousands)	$738,487	$569,837		$2,932	$5

Portfolio turnover	15%	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012		2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.64	$9.85		$10.03	$9.55

Income from investment operations:

Net investment income	0.15	0.16		0.11	0.05

Net realized and unrealized gain (loss)	4.24	1.63		(0.29)	0.43

Total from investment operations	4.39	1.79		(0.18)	0.48

Net asset value, end of period	$16.03	$11.64		$9.85	$10.03

Total return	37.72%	18.17%		(1.79%)	5.03%

Ratios to average net assets(b)

Total gross expenses	1.08%	1.15	%(c)	1.27%	1.26	%(d)

Total net expenses(e)	1.01%	1.06	%(c)	1.10%	1.22	%(d)

Net investment income	1.09%	1.45%		1.08%	0.77	%(d)

Supplemental data

Net assets, end of period (in thousands)	$5,475	$1,643		$757	$199

Portfolio turnover	15%	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.67	$9.85		$10.02	$8.31	$6.59

Income from investment operations:

Net investment income	0.17	0.16		0.11	0.08	0.10

Net realized and unrealized gain (loss)	4.24	1.66		(0.28)	1.63	1.62

Total from investment operations	4.41	1.82		(0.17)	1.71	1.72

Net asset value, end of period	$16.08	$11.67		$9.85	$10.02	$8.31

Total return	37.79%	18.48%		(1.70%)	20.52%	26.12%

Ratios to average net assets(a)

Total gross expenses	0.96%	1.04	%(b)	1.10%	1.11%	1.24%

Total net expenses(c)	0.89%	0.93	%(b)	0.99%	1.08%	1.05%

Net investment income	1.21%	1.47%		1.05%	0.89%	1.40%

Supplemental data

Net assets, end of period (in thousands)	$60,335	$30,991		$29,825	$29,721	$14,841

Portfolio turnover	15%	17%		25%	4%	16%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013	17

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines

18	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.70% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,864.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.750%	0.800%
Class 2	1.000	1.050
Class 3	0.875	0.925

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $99,267,844 and $107,258,424, respectively, for the year ended December 31, 2013.

Annual Report 2013	19

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 99.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

20	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	21

Columbia Variable Portfolio – Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large-Cap Value Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

22	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	23

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

24	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	25

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

26	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	27

Columbia Variable Portfolio – Select Large-Cap Value Fund

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28	Annual Report 2013

Columbia Variable Portfolio – Select Large-Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	29

Columbia Variable Portfolio – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6472 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Income Opportunities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Income Opportunities Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Income Opportunities Fund (the Fund) Class 3 shares returned 5.02% for the twelve-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 6.29% over the same period.

>	The Fund’s yield curve positioning hurt its performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	5.09	15.66	8.17
Class 2*	05/03/10	5.01	15.44	7.98
Class 3	06/01/04	5.02	15.57	8.12
BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index		6.29	16.45	8.11

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	93.3
Money Market Funds	1.8
Preferred Stocks	0.0	(a)
Senior Loans	4.9
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2013)
BBB rating	3.4
BB rating	45.7
B rating	45.3
CCC rating	5.2
Not rated	0.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody's, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

At December 31, 2013, approximately 66% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 5.02%. The Fund’s benchmark, the BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index, returned 6.29% over the same period. The Fund underperformed its benchmark primarily because it carried an overweight in intermediate maturities, which proved particularly vulnerable when interest rates rose.

A Favorable Environment for High Yield Bonds

Whereas most segments of the fixed-income markets struggled in 2013 because of the steady rise in longer-term interest rates, the dynamics of the high-yield market were far more favorable. Companies in the high-yield universe were able to improve their balance sheets, either by borrowing at attractive rates or by tapping the equity markets through secondary offerings. Default rates came in well below expectations, and with investors flocking into non-Treasury assets in search of extra yields, it was no surprise that high-yield securities prospered.

The Fund participated in the high-yield rally, but performance trailed the benchmark because of an overweight position in securities with five-to 10-year maturities. This market segment was hit especially hard by the rise in interest rates that began in the second quarter of the year, when Federal Reserve (Fed) chairman Ben Bernanke signaled that the Fed’s longstanding monthly purchases of Treasury securities, known as quantitative easing, would be tapered in the foreseeable future.

In terms of specific investments, the Fund was aided by its overweight allocations to the gaming and software/services industries. Individual contributors included MCE Finance LTD, First Data and Univision Communications. On the negative side, the Fund’s overweight positions in energy and telecommunication services detracted from relative performance. The Fund experienced opportunity costs in the banking and steel industries by underweighting such strong performers as HBOS Capital, RBS Capital and Luxembourg-based steel company Arcelormittal SA.

We made several adjustments to the portfolio during the period. We increased exposure to gaming and software/services and media-cable and slightly reduced exposure to media-broadcast. In terms of credit quality allocations, the portfolio remains underweight in BB rated issues and overweight in B rated issues.

Looking Ahead

At this time, we believe the environment for high-yield securities continues to appear favorable for the year ahead, especially in terms of credit fundamentals. We believe that corporate earnings prospects are currently reasonable, while default rates are expected to remain low. The likelihood that interest rates will continue to rise suggests that high yield should continue to be an attractive alternative to other fixed-income classes. Valuations, however, began 2014 at higher levels than a year ago. We do not feel that this is the time to stretch for extra yields by adding significant

4	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

risk to the portfolio. We believe that credit selection will be a key driver of performance in the coming year, and the Fund’s strategy will be to maintain its disciplined credit selection in order to take advantage of opportunities in the marketplace as they arise.

Annual Report 2013	5

Columbia Variable Portfolio – Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,049.40	1,021.86	3.71	3.66	0.71
Class 2	1,000.00	1,000.00	1,049.50	1,021.56	4.02	3.97	0.77
Class 3	1,000.00	1,000.00	1,049.20	1,021.20	4.39	4.33	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.4%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	7,476,000	6,952,680

Bombardier, Inc. Senior Notes(a)
01/15/23	6.125%	3,366,000	3,349,170

Oshkosh Corp.
03/01/20	8.500%	5,154,000	5,695,170

TransDigm, Inc.
10/15/20	5.500%	369,000	360,698

Total			16,357,718

Automotive 2.9%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	1,691,000	1,737,503
03/15/21	6.250%	2,000,000	2,125,000

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	3,653,000	4,155,287

Collins & Aikman Products Co.(a)(b)(c)(d)
08/15/12	12.875%	620,000	62

General Motors Co. Senior Unsecured(a)
10/02/23	4.875%	4,400,000	4,455,000

Jaguar Land Rover Automotive PLC(a)
12/15/18	4.125%	1,890,000	1,901,812

Lear Corp. Escrow Bond(b)(d)(e)
12/01/16	8.750%	595,000	—

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	2,165,000	2,468,100
02/15/19	8.500%	1,363,000	1,536,783
05/15/21	4.750%	2,032,000	2,026,920

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	4,147,000	4,395,820

Titan International, Inc. Senior Secured(a)
10/01/20	6.875%	1,643,000	1,710,774

Visteon Corp.
04/15/19	6.750%	6,793,000	7,217,562

Total			33,730,623

Banking 2.4%
Ally Financial, Inc.
02/15/17	5.500%	344,000	372,380
03/15/20	8.000%	14,420,000	17,285,975
09/15/20	7.500%	3,588,000	4,180,020

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	5,187,000	5,835,375

Total			27,673,750

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	3,319,000	3,563,776

Building Materials 1.3%
Allegion US Holding Co., Inc.(a)
10/01/21	5.750%	2,125,000	2,210,000

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	4,022,000	4,032,055

Building Materials Corp. of America(a) Senior Notes
05/01/21	6.750%	3,568,000	3,862,360
Senior Secured
02/15/20	7.000%	440,000	473,000

Gibraltar Industries, Inc.
02/01/21	6.250%	892,000	916,530

Interface, Inc.
12/01/18	7.625%	2,006,000	2,156,450

Nortek, Inc.
04/15/21	8.500%	877,000	971,277

USG Corp.(a)
11/01/21	5.875%	863,000	899,678

Total			15,521,350

Chemicals 3.0%
Ashland, Inc.
08/15/22	4.750%	852,000	809,400

Celanese U.S. Holdings LLC
06/15/21	5.875%	1,268,000	1,350,420

Chemtura Corp.
07/15/21	5.750%	651,000	659,951

Huntsman International LLC
11/15/20	4.875%	1,318,000	1,298,230

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	3,775,000	4,331,812

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	3,935,000	4,141,587

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	2,613,000	2,691,390

PQ Corp. Secured(a)
05/01/18	8.750%	10,221,000	11,051,456

Polypore International, Inc.
11/15/17	7.500%	3,545,000	3,748,838

Rockwood Specialties Group, Inc.
10/15/20	4.625%	1,535,000	1,567,619

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPCM SA Senior Unsecured(a)
01/15/22	6.000%	546,000	576,030

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(a)
05/01/21	7.375%	2,915,000	3,108,119

Total			35,334,852

Construction Machinery 3.4%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	2,069,000	2,198,313

CNH Capital LLC
04/15/18	3.625%	410,000	415,638

Case New Holland, Inc.
12/01/17	7.875%	13,141,000	15,506,380

Columbus McKinnon Corp.
02/01/19	7.875%	1,288,000	1,387,820

H&E Equipment Services, Inc.
09/01/22	7.000%	1,923,000	2,096,070

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	5,206,000	5,479,315

United Rentals North America, Inc.
12/15/19	9.250%	7,234,000	8,056,867
05/15/20	7.375%	223,000	247,251
04/15/22	7.625%	2,936,000	3,262,630
Secured
07/15/18	5.750%	1,148,000	1,226,925

Total			39,877,209

Consumer Cyclical Services 1.7%
APX Group, Inc. Senior Secured
12/01/19	6.375%	12,514,000	12,701,710

Corrections Corp. of America
05/01/23	4.625%	1,783,000	1,680,477

Goodman Networks, Inc.(a) Senior Secured
07/01/18	12.125%	1,584,000	1,679,040
07/01/18	13.125%	3,551,000	3,764,060

Total			19,825,287

Consumer Products 1.3%
Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	1,422,000	1,535,760

Revlon Consumer Products Corp.
02/15/21	5.750%	3,712,000	3,660,960

Spectrum Brands Escrow Corp.(a)
11/15/20	6.375%	2,660,000	2,839,550
11/15/22	6.625%	899,000	956,311

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc.
03/15/20	6.750%	1,066,000	1,147,283

Springs Window Fashions LLC Senior Secured(a)
06/01/21	6.250%	3,710,000	3,742,462

Tempur Sealy International, Inc.
12/15/20	6.875%	1,538,000	1,676,420

Total			15,558,746

Diversified Manufacturing 0.9%
Actuant Corp.
06/15/22	5.625%	2,112,000	2,138,400

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	4,569,000	4,797,450

Gardner Denver, Inc. Senior Unsecured(a)
08/15/21	6.875%	3,640,000	3,630,900

Total			10,566,750

Electric 1.1%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	3,074,000	3,465,935

Calpine Corp.(a) Senior Secured
02/15/21	7.500%	3,021,000	3,307,995
01/15/22	6.000%	1,231,000	1,258,698

GenOn Energy, Inc. Senior Unsecured
10/15/20	9.875%	2,700,000	2,997,000

Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	2,015,000	2,211,462

Total			13,241,090

Entertainment 1.2%
AMC Entertainment, Inc.
06/01/19	8.750%	3,682,000	3,935,138

Activision Blizzard, Inc.(a)
09/15/21	5.625%	7,348,000	7,605,180

Speedway Motorsports, Inc.
02/01/19	6.750%	2,076,000	2,205,750

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(d)
07/01/15	9.300%	15,043	15,043

Total			13,761,111

Environmental 0.2%
Clean Harbors, Inc.
08/01/20	5.250%	1,961,000	2,019,830

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.8%
ARAMARK Corp.(a)
03/15/20	5.750%	2,709,000	2,830,905

B&G Foods, Inc.
06/01/21	4.625%	1,705,000	1,636,800

Constellation Brands, Inc. Senior Unsecured
05/01/21	3.750%	1,526,000	1,434,440

Darling Escrow Corp. Senior Unsecured(a)(f)
01/15/22	5.375%	3,431,000	3,456,733

Total			9,358,878

Gaming 3.7%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	2,140,000	2,059,750
02/15/20	9.000%	4,556,000	4,430,710

MGM Resorts International
10/01/20	6.750%	1,044,000	1,117,080
12/15/21	6.625%	5,374,000	5,683,005

PNK Finance Corp.(a)
08/01/21	6.375%	4,476,000	4,576,710

Penn National Gaming, Inc. Senior Unsecured(a)
11/01/21	5.875%	1,497,000	1,482,030

Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	5,645,000	6,181,275
Senior Unsecured
10/01/20	7.804%	1,515,000	1,598,613

Seneca Gaming Corp.(a)
12/01/18	8.250%	2,480,000	2,666,000

Studio City Finance Ltd.(a)
12/01/20	8.500%	5,451,000	6,077,865

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	2,942,000	2,839,030

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	4,284,000	3,850,245

Total			42,562,313

Gas Pipelines 7.1%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	1,964,000	2,091,660
05/15/23	4.875%	4,551,000	4,391,715

Crestwood Midstream Partners LP/Corp.(a)
03/01/22	6.125%	1,298,000	1,330,450

El Paso LLC Senior Secured
09/15/20	6.500%	3,716,000	3,958,570
01/15/32	7.750%	11,568,000	11,742,145

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	10,292,000	11,038,170

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,569,000	1,670,985
02/15/23	5.500%	4,323,000	4,355,423
07/15/23	4.500%	6,141,000	5,757,188

Northwest Pipeline LLC Senior Unsecured
12/01/25	7.125%	150,000	180,505

Regency Energy Partners LP/Finance Corp.
09/01/20	5.750%	2,354,000	2,430,505
07/15/21	6.500%	6,017,000	6,378,020
11/01/23	4.500%	1,614,000	1,468,740

Sabine Pass Liquefaction LLC(a) Senior Secured
02/01/21	5.625%	3,218,000	3,145,595
03/15/22	6.250%	2,960,000	2,937,800
04/15/23	5.625%	2,145,000	2,005,575

Sonat, Inc. Senior Secured
02/01/18	7.000%	2,600,000	2,820,828

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	8,686,000	8,740,287

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	6,490,000	6,522,450

Total			82,966,611

Health Care 5.5%
Amsurg Corp.
11/30/20	5.625%	1,343,000	1,396,720

Biomet, Inc.
08/01/20	6.500%	4,766,000	5,004,300
10/01/20	6.500%	1,750,000	1,802,500

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	2,838,000	2,905,403

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	4,611,000	5,181,611

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	5,000,000	5,062,500

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	289,000	312,120
01/31/22	5.875%	2,530,000	2,669,150

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	73,000	82,490

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	3,269,000	3,420,191

HCA, Inc.
05/01/23	5.875%	1,844,000	1,820,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
02/15/20	6.500%	9,034,000	9,926,107
05/01/23	4.750%	2,346,000	2,205,240

Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(a)
09/01/18	7.375%	370,000	383,875

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,869,000	1,985,813

LifePoint Hospitals, Inc.(a)
12/01/21	5.500%	2,376,000	2,399,760

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	3,157,000	3,535,840

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,362,000	1,457,340

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	3,969,000	3,889,620
04/01/21	4.500%	844,000	799,690
Senior Unsecured
04/01/22	8.125%	5,296,000	5,706,440

Tenet Healthcare Corp.(a) Senior Secured
10/01/20	6.000%	1,604,000	1,680,190

Total			63,627,850

Home Construction 1.2%
Brookfield Residential Properties, Inc./U.S. Corp.(a)
07/01/22	6.125%	1,127,000	1,132,635

Meritage Homes Corp.
03/01/18	4.500%	1,900,000	1,890,500
04/01/22	7.000%	2,046,000	2,163,645

Meritage Homes Corp.(a)
04/15/20	7.150%	739,000	798,120

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	2,403,000	2,661,322

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	2,472,000	2,719,200
04/15/20	7.750%	717,000	788,700

Woodside Homes Co. LLC / Finance, Inc. Senior Unsecured(a)
12/15/21	6.750%	1,285,000	1,288,213

Total			13,442,335

Independent Energy 11.8%
Antero Resources Finance Corp.(a)
11/01/21	5.375%	1,728,000	1,745,280

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	2,085,000	2,257,013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.
08/15/20	6.625%	7,933,000	8,865,127
02/15/21	6.125%	5,677,000	6,088,582
03/15/23	5.750%	3,352,000	3,452,560

Comstock Resources, Inc.
06/15/20	9.500%	4,694,000	5,257,280

Concho Resources, Inc.
01/15/21	7.000%	1,326,000	1,458,600
01/15/22	6.500%	5,057,000	5,474,202
04/01/23	5.500%	4,140,000	4,264,200

Continental Resources, Inc.
04/01/21	7.125%	1,532,000	1,736,905
09/15/22	5.000%	14,015,000	14,558,081
04/15/23	4.500%	2,307,000	2,338,721

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	645,000	722,400
Senior Secured
05/01/19	6.875%	3,680,000	3,960,600

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	2,635,000	3,040,131

Kodiak Oil & Gas Corp.
12/01/19	8.125%	5,895,000	6,543,450
01/15/21	5.500%	4,192,000	4,181,520
02/01/22	5.500%	7,899,000	7,859,505

Laredo Petroleum, Inc.
02/15/19	9.500%	6,990,000	7,811,325
05/01/22	7.375%	3,401,000	3,690,085

MEG Energy Corp.(a)
03/31/24	7.000%	2,376,000	2,405,700

Oasis Petroleum, Inc.
02/01/19	7.250%	2,897,000	3,114,275
11/01/21	6.500%	5,906,000	6,319,420
01/15/23	6.875%	2,617,000	2,787,105

Oasis Petroleum, Inc.(a)
03/15/22	6.875%	2,345,000	2,485,700

Plains Exploration & Production Co.
02/15/23	6.875%	620,000	691,300

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	4,499,000	4,825,178
10/01/22	5.375%	3,539,000	3,415,135
05/01/23	5.250%	6,732,000	6,311,250

SM Energy Co. Senior Unsecured
11/15/21	6.500%	2,022,000	2,143,320
01/01/23	6.500%	1,533,000	1,607,734

SM Energy Co.(a) Senior Unsecured
01/15/24	5.000%	2,447,000	2,330,768

Whiting Petroleum Corp.
10/01/18	6.500%	243,000	258,188
03/15/21	5.750%	3,248,000	3,361,680

Total			137,362,320

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 1.0%
Choice Hotels International, Inc.
07/01/22	5.750%	1,561,000	1,629,294

Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	5,619,000	5,829,712

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	3,540,000	3,758,905

Total			11,217,911

Media Cable 2.8%
CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	5,920,000	6,393,600

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	2,927,000	3,000,175

DISH DBS Corp.
06/01/21	6.750%	8,286,000	8,783,160
07/15/22	5.875%	4,040,000	4,040,000

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	2,688,000	2,600,640

Quebecor Media, Inc.(a)(b)(d)
01/15/49	9.750%	1,855,000	74,571

Time Warner Entertainment Co. LP
03/15/23	8.375%	5,707,000	6,564,077

Videotron Ltd.
07/15/22	5.000%	584,000	570,860

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	89,000	94,340

Total			32,121,423

Media Non-Cable 5.9%
AMC Networks, Inc.
07/15/21	7.750%	7,554,000	8,517,135
12/15/22	4.750%	2,280,000	2,171,700

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	2,017,000	2,044,734
11/15/22	6.500%	9,624,000	9,828,510

DigitalGlobe, Inc.(a)
02/01/21	5.250%	1,385,000	1,350,375

Gannett Co., Inc.(a)
10/15/19	5.125%	1,950,000	2,030,437

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	3,292,000	3,563,590

Intelsat Jackson Holdings SA
10/15/20	7.250%	561,000	613,594
Senior Unsecured
04/01/21	7.500%	925,000	1,019,812

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA(a)
08/01/23	5.500%	2,057,000	1,956,721

Intelsat Luxembourg SA(a)
06/01/21	7.750%	659,000	706,778

Lamar Media Corp.
05/01/23	5.000%	3,788,000	3,598,600

MDC Partners, Inc.(a)
04/01/20	6.750%	4,395,000	4,598,269

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	3,239,000	3,303,780

Nielsen Finance LLC/Co.
10/01/20	4.500%	7,178,000	6,980,605

Starz LLC/Finance Corp.
09/15/19	5.000%	871,000	890,598

Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	6,701,000	7,404,605
09/15/22	6.750%	3,030,000	3,317,850
05/15/23	5.125%	4,544,000	4,538,320

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	13.500%	68,749	1,794

Total			68,437,807

Metals 3.2%
Alpha Natural Resources, Inc.
04/15/18	9.750%	2,035,000	2,157,100
06/01/19	6.000%	187,000	161,755
06/01/21	6.250%	1,283,000	1,096,965

ArcelorMittal Senior Unsecured
03/01/21	6.000%	5,142,000	5,450,520
02/25/22	6.750%	3,509,000	3,820,715

Arch Coal, Inc. Secured(a)
01/15/19	8.000%	3,785,000	3,775,537

CONSOL Energy, Inc.
03/01/21	6.375%	172,000	177,590

Calcipar SA Senior Secured(a)
05/01/18	6.875%	5,882,000	6,234,920

Compass Minerals International, Inc.
06/01/19	8.000%	1,610,000	1,710,625

FQM Akubra, Inc.(a)
06/01/20	8.750%	5,925,000	6,428,625
06/01/21	7.500%	1,861,000	1,944,745

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	3,178,000	3,209,780

Peabody Energy Corp.
11/15/18	6.000%	1,190,000	1,267,350

Total			37,436,227

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.8%
Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	4,045,000	4,024,775

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	1,084,000	1,184,270
10/01/21	7.750%	1,950,000	2,106,000
10/01/23	8.250%	1,352,000	1,466,920

Total			8,781,965

Non-Captive Diversified 3.4%
AerCap Aviation Solutions BV
05/30/17	6.375%	3,746,000	4,055,045

Air Lease Corp.
03/01/20	4.750%	2,786,000	2,893,957

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	4,785,000	5,383,125
Senior Unsecured
02/15/19	5.500%	10,280,000	11,076,700

International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%	509,000	542,085
12/15/20	8.250%	10,831,000	12,672,270
01/15/22	8.625%	2,381,000	2,813,752

Total			39,436,934

Oil Field Services 1.7%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	8,699,000	9,286,182

Oil States International, Inc.
06/01/19	6.500%	2,990,000	3,180,613
01/15/23	5.125%	2,238,000	2,523,345

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	4,301,000	4,322,505

Total			19,312,645

Other Financial Institutions 0.1%
FTI Consulting, Inc.
11/15/22	6.000%	1,058,000	1,071,225

Other Industry 0.6%
Interline Brands, Inc.
11/15/18	7.500%	5,015,000	5,315,900

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	1,834,000	1,898,190

Total			7,214,090

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 1.1%
Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	4,081,000	4,223,835

Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	3,465,000	3,534,300

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	3,830,000	4,232,150

Sealed Air Corp.(a)
09/15/21	8.375%	1,171,000	1,329,085

Total			13,319,370

Paper 0.1%
Graphic Packaging International, Inc.
04/15/21	4.750%	1,515,000	1,496,063

Pharmaceuticals 1.6%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	1,051,000	1,065,567

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,422,000	1,599,750

Valeant Pharmaceuticals International, Inc.(a)
12/01/21	5.625%	2,075,000	2,095,750
Senior Unsecured
07/15/21	7.500%	3,736,000	4,100,260

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	6,228,000	6,562,755
Senior Unsecured
08/15/18	6.750%	2,614,000	2,872,133

Total			18,296,215

Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(c)
12/01/97	8.450%	30,000	15
Subordinated Notes
07/01/26	9.150%	645,000	323

Total			338

REITs 0.3%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	2,876,000	2,976,660

Retailers 0.8%
AutoNation, Inc.
02/01/20	5.500%	292,000	313,900

Claire’s Stores, Inc. Senior Secured(a)
03/15/20	6.125%	2,055,000	1,983,075

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
02/15/22	5.625%	4,148,000	4,241,330

Rite Aid Corp. Senior Secured
08/15/20	8.000%	2,706,000	3,044,250

Total			9,582,555

Technology 5.8%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	2,604,000	2,701,650
04/01/20	6.375%	1,957,000	2,049,957

Anixter, Inc.
05/01/19	5.625%	1,063,000	1,118,808

Audatex North America, Inc.(a)
06/15/21	6.000%	1,256,000	1,315,660
11/01/23	6.125%	1,255,000	1,292,650

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	1,308,000	1,402,830

CDW LLC/Finance Corp.
04/01/19	8.500%	438,000	485,085
Senior Secured
12/15/18	8.000%	5,492,000	5,986,280

Cardtronics, Inc.
09/01/18	8.250%	3,093,000	3,324,975

DuPont Fabros Technology LP
09/15/21	5.875%	1,310,000	1,352,575

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	1,303,000	1,296,485
07/15/21	7.000%	1,770,000	1,933,725
04/01/23	5.375%	4,705,000	4,599,137

First Data Corp.(a) Secured
01/15/21	8.250%	4,443,000	4,726,241
Senior Secured
06/15/19	7.375%	7,632,000	8,166,240
08/15/20	8.875%	370,000	409,313

Freescale Semiconductor, Inc. Senior Secured(a)
01/15/22	6.000%	4,400,000	4,455,000

Interactive Data Corp.
08/01/18	10.250%	4,545,000	4,982,456

NCR Escrow Corp.(a) Senior Unsecured
12/15/21	5.875%	897,000	912,698
12/15/23	6.375%	2,690,000	2,743,800

NXP BV/Funding LLC(a)
06/01/18	3.750%	4,336,000	4,368,520

Nuance Communications, Inc.(a)
08/15/20	5.375%	6,359,000	6,168,230

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.
05/01/23	4.625%	2,191,000	2,092,405

Total			67,884,720

Textile —%
Quiksilver Inc./QS Wholesale Inc. Senior Secured(a)
08/01/18	7.875%	428,000	464,380

Transportation Services 0.9%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	2,405,000	2,819,862

Hertz Corp. (The)
10/15/20	5.875%	1,980,000	2,051,775
01/15/21	7.375%	1,470,000	1,613,325
10/15/22	6.250%	1,278,000	1,319,535

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	3,197,000	3,304,899

Total			11,109,396

Wireless 6.1%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	5,744,000	5,629,120

MetroPCS Wireless, Inc.(a)
04/01/23	6.625%	2,214,000	2,280,420

NII International Telecom SCA(a)
08/15/19	11.375%	8,217,000	6,861,195

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	458,000	471,740

SBA Telecommunications, Inc.
07/15/20	5.750%	6,124,000	6,368,960

Sprint Communications, Inc.(a)
11/15/18	9.000%	10,599,000	12,745,297
03/01/20	7.000%	3,217,000	3,586,955

Sprint Corp.(a)
09/15/21	7.250%	4,800,000	5,154,000
09/15/23	7.875%	6,000,000	6,450,000
06/15/24	7.125%	1,176,000	1,193,640

T-Mobile USA, Inc.
04/28/20	6.542%	1,034,000	1,098,625
04/28/21	6.633%	2,399,000	2,524,947
01/15/22	6.125%	2,077,000	2,113,348
04/28/22	6.731%	2,849,000	2,970,082
04/28/23	6.836%	603,000	625,613
01/15/24	6.500%	2,077,000	2,102,963

Wind Acquisition Finance SA(a) Senior Secured
02/15/18	7.250%	2,268,000	2,375,730
04/30/20	6.500%	5,906,000	6,289,890

Total			70,842,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 5.0%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	2,305,000	2,345,337
06/15/21	6.450%	8,546,000	8,887,840
03/15/22	5.800%	3,895,000	3,846,312
12/01/23	6.750%	2,586,000	2,618,325

EarthLink Holdings Corp. Senior Secured
06/01/20	7.375%	2,362,000	2,356,095

Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	20,000	22,850
03/15/19	7.125%	1,100,000	1,185,250
04/15/20	8.500%	772,000	864,640
07/01/21	9.250%	6,350,000	7,318,375
04/15/22	8.750%	1,509,000	1,674,990

Level 3 Financing, Inc.
04/01/19	9.375%	8,328,000	9,316,950
07/01/19	8.125%	1,658,000	1,815,510
06/01/20	7.000%	2,609,000	2,762,279

Level 3 Financing, Inc.(a)
01/15/21	6.125%	1,731,000	1,748,310

Level 3 Financing, Inc.(a)(g)
01/15/18	3.846%	884,000	889,525

Telecom Italia Capital SA
06/18/19	7.175%	2,066,000	2,319,085

Windstream Corp.
10/15/20	7.750%	5,637,000	5,982,266
06/01/22	7.500%	1,855,000	1,896,738

Total			57,850,677

Total Corporate Bonds & Notes
(Cost: $1,033,374,600)			1,075,205,525

Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	296,351	30

Total Convertible Bonds
(Cost: $—)			30

Senior Loans 4.9%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
BHM Technologies LLC Term Loan(b)(c)(d)(g)(h)
11/26/13	0.000%	386,034	1,042

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.3%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(g)(h)
02/01/20	4.750%	1,496,690	1,506,044

PQ Corp. Term Loan(g)(h)
08/07/17	4.500%	2,378,216	2,392,485

Total			3,898,529

Construction Machinery 0.6%
CPM Acquisition Corp.(g)(h)
1st Lien Term Loan
08/29/17	6.250%	4,307,475	4,323,628
2nd Lien Term Loan
03/01/18	10.250%	2,799,000	2,819,993

Total			7,143,621

Consumer Cyclical Services 0.4%
New Breed, Inc. Term Loan(g)(h)
10/01/19	6.000%	4,054,993	4,060,062

Diversified Manufacturing 0.1%
Gardner Denver, Inc. Term Loan(f)(g)(h)
07/30/20	4.250%	1,671,280	1,671,080

Food and Beverage 0.2%
New HB Acquisition LLC Tranche B Term Loan(g)(h)
04/09/20	6.750%	1,756,000	1,817,460

Health Care 0.5%
U.S. Renal Care, Inc.(f)(g)(h)
1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	1,065,010	1,067,672

U.S. Renal Care, Inc.(g)(h)
2nd Lien Tranche B2 Term Loan
07/03/20	8.500%	1,002,000	1,012,020

United Surgical Partners International, Inc. Tranche B Term Loan(g)(h)
04/03/19	4.750%	3,870,682	3,885,197

Total			5,964,889

Lodging 0.4%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(g)(h)
12/28/20	6.250%	809,000	827,202

Hilton Worldwide Financial LLC Term Loan(g)(h)
10/26/20	3.750%	2,355,000	2,372,663

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Playa Resorts Holding Term Loan(g)(h)
08/09/19	4.750%	1,136,153	1,146,094

Total			4,345,959

Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(g)(h)
06/26/20	7.000%	374,000	384,053

Metals 0.4%
Arch Coal, Inc. Tranche B Term Loan(f)(g)(h)
05/16/18	6.250%	4,176,424	4,114,655

Oil Field Services 0.1%
Offshore Group Investment Ltd. 2nd Lien Term Loan(g)(h)
03/28/19	5.750%	892,258	902,019

Packaging 0.2%
Exopack Holdings S.A. Term Loan(f)(g)(h)
05/08/19	5.250%	2,091,000	2,122,365

Property & Casualty 0.6%
Lonestar Intermediate Super Holdings LLC Term Loan(g)(h)
09/02/19	11.000%	7,224,000	7,431,690

Retailers 0.5%
Neiman Marcus Group, Inc. (The) Term Loan(g)(h)
10/25/20	5.000%	3,385,000	3,424,029

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(g)(h)
08/21/20	5.750%	2,276,000	2,329,350

Total			5,753,379

Technology 0.5%
Digital Insight Corp. 1st Lien Term Loan(g)(h)
10/16/19	4.750%	1,555,000	1,555,000

Freescale Semiconductor, Inc. Tranche B4 Term Loan(g)(h)
02/28/20	5.000%	2,150	2,171

Triple Point Group Holdings, Inc. 1st Lien Term Loan(g)(h)
07/10/20	5.250%	5,371,538	4,780,668

Total			6,337,839

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Wirelines 0.1%
Integra Telecom Holdings, Inc. Tranche B Term Loan(g)(h)
02/22/19	5.250%	1,126,487	1,140,095

Total Senior Loans
(Cost: $57,558,126)			57,088,737

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.	404	32,712

Media —%

Haights Cross Communications, Inc.(b)(d)(e)(i)	27,056	—

Loral Space & Communications, Inc.(i)	6	486

Ziff Davis Holdings, Inc.(b)(d)(i)	553	5

Total		491

Total Consumer Discretionary		33,203

Industrials —%
Airlines —%

Delta Air Lines, Inc.	399	10,961

Building Products —%

BHM Technologies LLC(b)(d)	35,922	359

Road & Rail —%

Quality Distribution, Inc.(i)	195	2,502

Total Industrials		13,822

Materials —%
Metals & Mining —%

Neenah Enterprises, Inc.(b)(d)(i)	45,482	204,669

Total Materials		204,669

Utilities —%
Independent Power Producers & Energy Traders —%

Calpine Corp. Escrow(b)(d)(e)(i)	6,049,000	—

Total Utilities		—

Total Common Stocks
(Cost: $695,300)		251,694

Preferred Stocks —%
Industrials —%
Industrial Conglomerates —%

BHM Technologies LLC(b)(d)(i)	430	4

Total Industrials		4

Total Preferred Stocks
(Cost: $23)		4

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Warrants —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.(i)	45	7,337

Media —%

ION Media Networks, Inc.(b)(d)(i)	123	1

Total Consumer Discretionary		7,338

Total Warrants
(Cost: $316,604)		7,338

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(j)(k)	20,832,003	20,832,003

Total Money Market Funds
(Cost: $20,832,003)		20,832,003

Total Investments
(Cost: $1,112,776,656)		1,153,385,331

Other Assets & Liabilities, Net		10,366,986

Net Assets		1,163,752,317

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $182,900 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 10-year	(124)	USD	(15,257,813)	March 2014	335,546	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $415,081,599 or 35.67% of net assets.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $297,580, representing 0.03% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
At Home Corp.
Subordinated Notes 4.750% 06/12/15	07/26/05	—

BHM Technologies LLC
Common Stock	07/21/06	1,940

BHM Technologies LLC
Preferred Stock	07/21/06	23

BHM Technologies LLC
Term Loan 0.000% 11/26/13	06/21/07 - 03/31/10	951,580

Calpine Corp. Escrow
Common Stock	09/29/11	—

Collins & Aikman Products Co.
Senior Subordinated Notes 12.875% 08/15/12	08/12/04 - 04/12/05	488,810

Haights Cross Communications, Inc.
Common Stock	01/15/04 - 02/03/06	307,972

ION Media Networks, Inc.
Warrant	12/19/05 - 04/14/09	316,604

Lear Corp. Escrow Bond
8.750% 12/01/16	11/20/06 - 07/24/08	—

Neenah Enterprises, Inc.
Common Stock	08/02/10	385,233

Quebecor Media, Inc.
9.750% 01/15/49	01/17/07 - 07/24/08	18,754

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 9.300% 07/01/15	01/27/03 - 04/24/13	14,617

Ziff Davis Holdings, Inc.
Common Stock	07/01/08	6

Ziff Davis Media, Inc.
13.500% 12/15/11	07/01/08 - 04/15/11	53,372

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2013, the value of these securities amounted to $3,266, which represents 0.00% of net assets.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $297,580, which represents 0.03% of net assets.

(e)	Negligible market value.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Variable rate security.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	Non-income producing.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,137,674	327,129,038	(332,434,709)	20,832,003	29,959	20,832,003

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	33,730,561	62	33,730,623

Entertainment	—	13,746,068	15,043	13,761,111

Media Cable	—	32,046,852	74,571	32,121,423

Media Non-Cable	—	68,436,013	1,794	68,437,807

All Other Industries	—	927,154,561	—	927,154,561

Convertible Bonds	—	—	30	30

Total Bonds	—	1,075,114,055	91,500	1,075,205,555

Equity Securities

Common Stocks

Consumer Discretionary	33,198	—	5	33,203

Industrials	13,463	—	359	13,822

Materials	—	—	204,669	204,669

Preferred Stocks

Industrials	—	—	4	4

Warrants

Consumer Discretionary	7,337	—	1	7,338

Total Equity Securities	53,998	—	205,038	259,036

Other

Senior Loans

Automotive	—	—	1,042	1,042

Construction Machinery	—	4,323,628	2,819,993	7,143,621

Food and Beverage	—	—	1,817,460	1,817,460

Lodging	—	3,518,757	827,202	4,345,959

All Other Industries	—	43,780,655	—	43,780,655

Total Other	—	51,623,040	5,465,697	57,088,737

Mutual Funds

Money Market Funds	20,832,003	—	—	20,832,003

Total Mutual Funds	20,832,003	—	—	20,832,003

Investments in Securities	20,886,001	1,126,737,095	5,762,235	1,153,385,331

Derivatives

Assets

Futures Contracts	335,546	—	—	335,546

Total	21,221,547	1,126,737,095	5,762,235	1,153,720,877

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Certain senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,091,944,653)	$1,132,553,328

Affiliated issuers (identified cost $20,832,003)	20,832,003

Total investments (identified cost $1,112,776,656)	1,153,385,331

Cash	615,534

Margin deposits	182,900

Receivable for:

Investments sold	5,440,669

Capital shares sold	1,089,480

Dividends	1,123

Interest	17,971,715

Variation margin	21,312

Expense reimbursement due from Investment Manager	186

Prepaid expenses	4,034

Trustees’ deferred compensation plan	406

Total assets	1,178,712,690

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	12,369,923

Capital shares purchased	1,626,841

Investment management fees	581,999

Distribution and/or service fees	31,144

Transfer agent fees	61,218

Administration fees	67,794

Compensation of board members	146,662

Other expenses	74,386

Trustees’ deferred compensation plan	406

Total liabilities	14,960,373

Net assets applicable to outstanding capital stock	$1,163,752,317

Represented by

Paid-in capital	$1,129,704,521

Excess of distributions over net investment income	(419,384)

Accumulated net realized loss	(6,477,041)

Unrealized appreciation (depreciation) on:

Investments	40,608,675

Futures contracts	335,546

Total — representing net assets applicable to outstanding capital stock	$1,163,752,317

Class 1

Net assets	$808,378,775

Shares outstanding	92,772,473

Net asset value per share	$8.71

Class 2

Net assets	$139,972,504

Shares outstanding	16,106,746

Net asset value per share	$8.69

Class 3

Net assets	$215,401,038

Shares outstanding	24,616,480

Net asset value per share	$8.75

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$254

Dividends — affiliated issuers	29,959

Interest	72,340,112

Total income	72,370,325

Expenses:

Investment management fees	6,555,407

Distribution and/or service fees

Class 2	253,389

Class 3	302,593

Transfer agent fees

Class 1	483,167

Class 2	60,806

Class 3	145,240

Administration fees	764,212

Compensation of board members	50,118

Custodian fees	34,561

Printing and postage fees	120,027

Professional fees	45,580

Other	27,761

Total expenses	8,842,861

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(129,846)

Fees waived by Distributor — Class 2	(185,930)

Total net expenses	8,527,085

Net investment income	63,843,240

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	24,028,983

Futures contracts	359,115

Net realized gain	24,388,098

Net change in unrealized appreciation (depreciation) on:

Investments	(35,696,774)

Futures contracts	462,735

Net change in unrealized appreciation (depreciation)	(35,234,039)

Net realized and unrealized loss	(10,845,941)

Net increase in net assets resulting from operations	$52,997,299

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$63,843,240	$72,084,889

Net realized gain	24,388,098	52,519,160

Net change in unrealized appreciation (depreciation)	(35,234,039)	37,300,002

Net increase in net assets resulting from operations	52,997,299	161,904,051

Distributions to shareholders

Net investment income

Class 1	(109,266,678)	(62,367,943)

Class 2	(10,047,443)	(396,906)

Class 3	(33,424,969)	(16,687,936)

Net realized gains

Class 1	(43,608,294)	(19,040,291)

Class 2	(2,858,798)	(124,341)

Class 3	(14,083,365)	(5,182,451)

Tax return of capital

Class 1	(25,431,057)	—

Class 2	(3,368,775)	—

Class 3	(7,549,328)	—

Total distributions to shareholders	(249,638,707)	(103,799,868)

Increase (decrease) in net assets from capital stock activity	332,179,020	(254,242,870)

Total increase (decrease) in net assets	135,537,612	(196,138,687)

Net assets at beginning of year	1,028,214,705	1,224,353,392

Net assets at end of year	$1,163,752,317	$1,028,214,705

Undistributed (excess of distributions over) net investment income	$(419,384)	$72,018,643

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	19,550,098	170,915,192	7,963,804	81,516,877

Fund merger	4,655,588	44,708,536	—	—

Distributions reinvested	20,068,316	178,306,029	8,401,262	81,408,234

Redemptions	(23,401,279)	(202,041,308)	(42,599,391)	(435,104,895)

Net increase (decrease)	20,872,723	191,888,449	(26,234,325)	(272,179,784)

Class 2 shares

Subscriptions	786,132	7,473,359	483,229	4,941,795

Fund merger	14,369,493	137,245,648	—	—

Distributions reinvested	1,947,832	16,275,016	53,959	521,247

Redemptions	(1,919,987)	(16,746,500)	(85,147)	(879,702)

Net increase	15,183,470	144,247,523	452,041	4,583,340

Class 3 shares

Subscriptions	275,027	2,642,975	1,445,901	14,896,990

Distributions reinvested	6,142,479	55,057,662	2,250,040	21,870,387

Redemptions	(6,762,497)	(61,657,589)	(2,275,445)	(23,413,803)

Net increase (decrease)	(344,991)	(3,956,952)	1,420,496	13,353,574

Total net increase (decrease)	35,711,202	332,179,020	(24,361,788)	(254,242,870)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.51	$10.02	$10.69	$11.25

Income from investment operations:

Net investment income	0.52	0.64	0.70	0.51

Net realized and unrealized gain (loss)	(0.06)	0.78	(0.04)	0.23

Total from investment operations	0.46	1.42	0.66	0.74

Less distributions to shareholders:

Net investment income	(1.38)	(0.71)	(1.03)	(1.30)

Net realized gains	(0.59)	(0.22)	(0.30)	—

Tax return of capital	(0.29)	—	—	—

Total distributions to shareholders	(2.26)	(0.93)	(1.33)	(1.30)

Net asset value, end of period	$8.71	$10.51	$10.02	$10.69

Total return	5.09%	14.97%	6.42%	7.68%

Ratios to average net assets(b)

Total gross expenses	0.72%	0.71%	0.72%	0.78	%(c)

Total net expenses(d)	0.71%	0.71%	0.72%	0.78	%(c)

Net investment income	5.59%	6.16%	6.76%	7.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$808,379	$755,648	$983,282	$842,202

Portfolio turnover	56%	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.46	$9.98	$10.67	$11.25

Income from investment operations:

Net investment income	0.49	0.60	0.66	0.47

Net realized and unrealized gain (loss)	(0.04)	0.79	(0.03)	0.24

Total from investment operations	0.45	1.39	0.63	0.71

Less distributions to shareholders:

Net investment income	(1.34)	(0.69)	(1.02)	(1.29)

Net realized gains	(0.59)	(0.22)	(0.30)	—

Tax return of capital	(0.29)	—	—	—

Total distributions to shareholders	(2.22)	(0.91)	(1.32)	(1.29)

Net asset value, end of period	$8.69	$10.46	$9.98	$10.67

Total return	5.01%	14.72%	6.17%	7.44%

Ratios to average net assets(b)

Total gross expenses	0.97%	0.96%	0.97%	1.01	%(c)

Total net expenses(d)	0.78%	0.96%	0.96%	1.01	%(c)

Net investment income	5.54%	5.86%	6.54%	6.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$139,973	$9,657	$4,704	$929

Portfolio turnover	56%	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.53	$10.04	$10.71	$10.71	$7.99

Income from investment operations:

Net investment income	0.51	0.62	0.69	0.81	0.84

Net realized and unrealized gain (loss)	(0.06)	0.79	(0.05)	0.47	2.46

Total from investment operations	0.45	1.41	0.64	1.28	3.30

Less distributions to shareholders:

Net investment income	(1.35)	(0.70)	(1.01)	(1.28)	(0.58)

Net realized gains	(0.59)	(0.22)	(0.30)	—	—

Tax return of capital	(0.29)	—	—	—	—

Total distributions to shareholders	(2.23)	(0.92)	(1.31)	(1.28)	(0.58)

Net asset value, end of period	$8.75	$10.53	$10.04	$10.71	$10.71

Total return	5.02%	14.80%	6.26%	13.04%	42.41%

Ratios to average net assets(a)

Total gross expenses	0.85%	0.84%	0.85%	0.86%	0.88%

Total net expenses(b)	0.84%	0.83%	0.85%	0.86%	0.88%

Net investment income	5.45%	6.01%	6.63%	7.38%	8.63%

Supplemental data

Net assets, end of period (in thousands)	$215,401	$262,909	$236,367	$251,747	$2,003,909

Portfolio turnover	56%	68%	66%	77%	70%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its

28	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a

Annual Report 2013	29

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	335,546	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	359,115
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	462,735

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,866

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-

30	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts (of Contracts, Qualified Plans and Qualified Investors) are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013	31

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $3,938.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

The Distributor has voluntarily agreed to waive 0.19% of the distribution fee for Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.710%
Class 2	0.960
Class 3	0.835

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

32	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class 2 distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$16,457,823
Accumulated net realized loss	(22,602,887)
Paid-in capital	6,145,064

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	164,925,393	81,002,764
Long-term capital gains	48,364,154	22,797,104
Tax return of capital	36,349,160	—
Total	249,638,707	103,799,868

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$40,716,513

At December 31, 2013, the cost of investments for federal income tax purposes was $1,112,668,818 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$51,080,791
Unrealized depreciation	(10,364,278)
Net unrealized appreciation	$40,716,513

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	6,367,733

For the year ended December 31, 2013, $16,769,718 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $628,737,999 and $649,265,656, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 95.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013	33

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — High Income Fund, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,063,840,327 and the combined net assets immediately after the acquisition were $1,245,794,511.

The merger was accomplished by a tax-free exchange of 17,853,023 shares of the acquired fund valued at $181,954,184 (including $10,151,066 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	4,655,588
Class 2	14,369,493

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2013, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2013 would have been approximately $66.8 million, $26.5 million, $(34.1) million and $59.2 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently

34	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	35

Columbia Variable Portfolio – Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

36	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

Capital Gain Dividend	$8,517,831

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	37

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

38	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	39

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

40	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	41

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

42	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

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Annual Report 2013	43

Columbia Variable Portfolio – Income Opportunities Fund

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44	Annual Report 2013

Columbia Variable Portfolio – Income Opportunities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Variable Portfolio – Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6544 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – S&P 500 Index Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — S&P 500 Index Fund (the Fund) Class 3 shares gained 31.75% for the 12-month period that ended December 31, 2013.

>	During the 12-month period, the Fund closely tracked the 32.39% increase of its benchmark, the unmanaged S&P 500 Index.

>

All ten sectors of the S&P 500 Index posted double-digit positive returns during the 12-month period, as did more than 91% of the securities within the index. In terms of total return, consumer discretionary, health care and industrials were the best relative performers, each generating gains of more than 40%.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	32.02	17.52	7.00
Class 2*	04/25/11	31.65	17.33	6.88
Class 3	05/01/00	31.75	17.45	6.97
S&P 500 Index		32.39	17.94	7.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class- related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — S&P 500 Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Top Ten Holdings (%) (at December 31, 2013)
Apple, Inc.	3.1
Exxon Mobil Corp.	2.7
Google, Inc., Class A	1.9
Microsoft Corp.	1.7
General Electric Co.	1.7
Johnson & Johnson	1.6
Chevron Corp.	1.5
Procter & Gamble Co. (The)	1.3
JPMorgan Chase & Co.	1.3
Wells Fargo & Co.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	97.9
Consumer Discretionary	12.3
Consumer Staples	9.6
Energy	10.1
Financials	15.8
Health Care	12.7
Industrials	10.7
Information Technology	18.2
Materials	3.4
Telecommunication Services	2.2
Utilities	2.9
Money Market Funds	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares gained 31.75%, closely tracking the 32.39% increase of the Fund’s benchmark, the unmanaged S&P 500 Index.

Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund’s Class 3 shares had an expense ratio of 0.44% for the reporting period.

U.S. Equity Market Soared Despite Pronounced Volatility

The U.S. equity market set new highs as 2013 began and the 2013 gain for the S&P 500 Index broke records. Pronounced volatility, however, persisted during the year. Although U.S. economic growth remained sluggish, most expectations were for improved conditions, as data pointed to a resilient consumer, positive manufacturing activity, continued recovery in the housing sector and solid employment gains. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed’s decision to not take any action at its September meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in housing showed staying power. Also, holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter shopping season.

Against this backdrop, the Fed’s announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs. Interestingly, the S&P 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P 500 Index closed the year with a new high was in 1999.

S&P 500 Index Enjoyed Gains

All ten sectors of the S&P 500 Index posted double-digit positive returns during the 12 months ended December 31, 2013, as did more than 91% of the securities within the Index. In terms of total return, consumer discretionary, health care and industrials were the best relative performers, each generating gains of more than 40%. On the basis of impact, which takes weightings and total returns into account, financials, information technology and health care were the biggest contributors to the Index’s return. The top performing industries for the annual period were office electronics, biotechnology, Internet and catalog retail, airlines and auto components.

Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors from both a total return perspective and on the basis of impact, which takes weightings and total returns into account, though, as indicated, each still generated positive double-digit returns. The worst performing industries for the annual period were real estate investment trusts, metals and mining, electric utilities, diversified telecommunication services and wireless telecommunication services.

Top individual contributors within the S&P 500 Index included information technology giants Google and Microsoft, diversified industrials and financials company General Electric, health care company Johnson & Johnson and energy

4	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance (continued)

company Exxon Mobil. The top detractors were gold mining company Newmont Mining, medical device companies Intuitive Surgical and Edwards Lifesciences, telecommunication services company CenturyLink and information technology company Teradata.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund’s portfolio with the rebalancings undertaken by Standard & Poor’s on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

During the annual period, there were 19 additions and 19 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund during the annual period were social networking website Facebook; consumer discretionary companies Mohawk Industries, Michael Kors Holdings and PVH; real estate investment trusts General Growth Properties and Macerich; airline Delta Air Lines; pharmaceuticals companies Vertex Pharmaceuticals, Zoetis, Regeneron Pharmaceuticals and AbbVie; auto manufacturer General Motors; rail company Kansas City Southern; media conglomerate News Corporation; and energy services company Transocean.

Deletions included semiconductor companies Teradyne and Advanced Micro Devices; consumer staples companies H.J. Heinz, Dean Foods and Big Lots; retailers Abercrombie & Fitch and JCPenney; information technology-related companies JDS Uniphase, Dell and BMC Software; financials-related companies NYSE Euronext, First Horizon National and Federated Investors; and telecommunications companies Sprint Nextel and MetroPCS Communications.

Information technology maintained its position as the largest weighting in the Index and in the Fund, having surpassed financials in 2008.

Derivative Positions

The Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. In other words, we used equity index futures to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund’s cash position but was generally minimal in size and impact.

Looking Ahead

We do not currently anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

From a broad perspective, the S&P 500 Index enjoyed its best year in 2013 since 1997, besting the performance of bonds, foreign developed market equities and

Annual Report 2013	5

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance (continued)

emerging market equities. However, we believe that with the Fed now beginning to taper its quantitative easing program, volatility could rise, which does not bode well for U.S. equities. In our view, if interest rates head higher and put pressure on the housing sector, this, too, could hurt U.S. large capitalization companies. Despite these potential headwinds, we believe stock valuations remained reasonable at the end of the year, and thus there is reason to remain cautiously optimistic about the U.S. equity markets in the near term.

6	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,161.70	1,023.95	1.65	1.55	0.30
Class 2	1,000.00	1,000.00	1,160.00	1,022.68	3.03	2.83	0.55
Class 3	1,000.00	1,000.00	1,160.30	1,023.29	2.37	2.22	0.43

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%
Issuer	Shares	Value ($)
Consumer Discretionary 12.3%
Auto Components 0.4%

BorgWarner, Inc.	3,639	203,457

Delphi Automotive PLC	4,469	268,721

Goodyear Tire & Rubber Co. (The)	3,937	93,897

Johnson Controls, Inc.	10,948	561,632

Total		1,127,707

Automobiles 0.7%

Ford Motor Co.	63,002	972,121

General Motors Co.(a)	18,190	743,425

Harley-Davidson, Inc.	3,520	243,725

Total		1,959,271

Distributors 0.1%

Genuine Parts Co.	2,455	204,232

Diversified Consumer Services —%

H&R Block, Inc.	4,360	126,615

Hotels, Restaurants & Leisure 1.7%

Carnival Corp.	7,007	281,471

Chipotle Mexican Grill, Inc.(a)	496	264,259

Darden Restaurants, Inc.	2,083	113,253

International Game Technology	3,974	72,168

Marriott International, Inc., Class A	3,588	177,104

McDonald’s Corp.	15,899	1,542,680

Starbucks Corp.	12,027	942,796

Starwood Hotels & Resorts Worldwide, Inc.	3,047	242,084

Wyndham Worldwide Corp.	2,076	152,980

Wynn Resorts Ltd.	1,293	251,114

Yum! Brands, Inc.	7,117	538,116

Total		4,578,025

Household Durables 0.4%

D.R. Horton, Inc.	4,548	101,511

Garmin Ltd.	1,968	90,961

Harman International Industries, Inc.	1,087	88,971

Leggett & Platt, Inc.	2,250	69,615

Lennar Corp., Class A	2,680	106,021

Mohawk Industries, Inc.(a)	975	145,178

Newell Rubbermaid, Inc.	4,584	148,567

PulteGroup, Inc.	5,517	112,381

Whirlpool Corp.	1,243	194,977

Total		1,058,182

Internet & Catalog Retail 1.5%

Amazon.com, Inc.(a)	5,921	2,361,236

Expedia, Inc.	1,643	114,451

Common Stocks (continued)
Issuer	Shares	Value ($)
Netflix, Inc.(a)	944	347,552

priceline.com, Inc.(a)	825	958,980

TripAdvisor, Inc.(a)	1,761	145,864

Total		3,928,083

Leisure Equipment & Products 0.1%

Hasbro, Inc.	1,850	101,769

Mattel, Inc.	5,412	257,503

Total		359,272

Media 3.7%

Cablevision Systems Corp., Class A	3,423	61,374

CBS Corp., Class B Non Voting	8,901	567,350

Comcast Corp., Class A	41,608	2,162,160

DIRECTV(a)	7,798	538,764

Discovery Communications, Inc., Class A(a)	3,594	324,969

Gannett Co., Inc.	3,640	107,671

Graham Holdings Co., Class B	68	45,106

Interpublic Group of Companies, Inc. (The)	6,657	117,829

News Corp., Class A(a)	7,947	143,205

Omnicom Group, Inc.	4,115	306,033

Scripps Networks Interactive, Inc., Class A	1,749	151,131

Time Warner Cable, Inc.	4,501	609,885

Time Warner, Inc.	14,451	1,007,524

Twenty-First Century Fox, Inc., Class A	31,339	1,102,506

Viacom, Inc., Class B	6,472	565,264

Walt Disney Co. (The)	26,092	1,993,429

Total		9,804,200

Multiline Retail 0.7%

Dollar General Corp.(a)	4,715	284,409

Dollar Tree, Inc.(a)	3,318	187,202

Family Dollar Stores, Inc.	1,547	100,509

Kohl’s Corp.	3,206	181,940

Macy’s, Inc.	5,896	314,846

Nordstrom, Inc.	2,282	141,028

Target Corp.	10,102	639,153

Total		1,849,087

Specialty Retail 2.2%

AutoNation, Inc.(a)	1,030	51,181

AutoZone, Inc.(a)	542	259,043

Bed Bath & Beyond, Inc.(a)	3,436	275,911

Best Buy Co., Inc.	4,369	174,236

CarMax, Inc.(a)	3,579	168,285

GameStop Corp., Class A	1,871	92,165

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Gap, Inc. (The)	4,239	165,660

Home Depot, Inc. (The)	22,499	1,852,568

L Brands, Inc.	3,899	241,153

Lowe’s Companies, Inc.	16,710	827,980

O’Reilly Automotive, Inc.(a)	1,712	220,352

PetSmart, Inc.	1,665	121,129

Ross Stores, Inc.	3,470	260,007

Staples, Inc.	10,544	167,544

Tiffany & Co.	1,759	163,200

TJX Companies, Inc.	11,348	723,208

Urban Outfitters, Inc.(a)	1,742	64,628

Total		5,828,250

Textiles, Apparel & Luxury Goods 0.8%

Coach, Inc.	4,488	251,912

Fossil Group, Inc.(a)	777	93,193

Michael Kors Holdings Ltd.(a)	2,860	232,203

Nike, Inc., Class B	11,943	939,198

PVH Corp.	1,306	177,642

Ralph Lauren Corp.	946	167,035

VF Corp.	5,636	351,348

Total		2,212,531

Total Consumer Discretionary		33,035,455

Consumer Staples 9.6%
Beverages 2.1%

Beam, Inc.	2,593	176,479

Brown-Forman Corp., Class B	2,577	194,744

Coca-Cola Co. (The)	60,642	2,505,121

Coca-Cola Enterprises, Inc.	3,852	169,989

Constellation Brands, Inc., Class A(a)	2,656	186,929

Dr. Pepper Snapple Group, Inc.	3,207	156,245

Molson Coors Brewing Co., Class B	2,525	141,779

Monster Beverage Corp.(a)	2,170	147,061

PepsiCo, Inc.	24,482	2,030,537

Total		5,708,884

Food & Staples Retailing 2.3%

Costco Wholesale Corp.	6,988	831,642

CVS Caremark Corp.	19,007	1,360,331

Kroger Co. (The)	8,320	328,890

Safeway, Inc.	3,938	128,261

SYSCO Corp.	9,290	335,369

Wal-Mart Stores, Inc.	25,828	2,032,405

Walgreen Co.	13,915	799,277

Whole Foods Market, Inc.	5,936	343,279

Total		6,159,454

Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.5%

Archer-Daniels-Midland Co.	10,502	455,787

Campbell Soup Co.	2,858	123,694

ConAgra Foods, Inc.	6,731	226,835

General Mills, Inc.	10,119	505,039

Hershey Co. (The)	2,394	232,769

Hormel Foods Corp.	2,155	97,341

JM Smucker Co. (The)	1,682	174,289

Kellogg Co.	4,116	251,364

Kraft Foods Group, Inc.	9,506	512,564

McCormick & Co., Inc.	2,112	145,559

Mead Johnson Nutrition Co.	3,215	269,288

Mondelez International, Inc., Class A	27,999	988,365

Tyson Foods, Inc., Class A	4,329	144,848

Total		4,127,742

Household Products 2.0%

Clorox Co. (The)	2,064	191,457

Colgate-Palmolive Co.	14,031	914,962

Kimberly-Clark Corp.	6,103	637,519

Procter & Gamble Co. (The)	43,405	3,533,601

Total		5,277,539

Personal Products 0.2%

Avon Products, Inc.	6,939	119,489

Estee Lauder Companies, Inc. (The), Class A	4,090	308,059

Total		427,548

Tobacco 1.5%

Altria Group, Inc.	31,928	1,225,716

Lorillard, Inc.	5,884	298,201

Philip Morris International, Inc.	25,577	2,228,524

Reynolds American, Inc.	4,994	249,650

Total		4,002,091

Total Consumer Staples		25,703,258

Energy 10.1%
Energy Equipment & Services 1.8%

Baker Hughes, Inc.	7,068	390,578

Cameron International Corp.(a)	3,791	225,678

Diamond Offshore Drilling, Inc.	1,112	63,295

Ensco PLC, Class A	3,738	213,739

FMC Technologies, Inc.(a)	3,768	196,727

Halliburton Co.	13,558	688,069

Helmerich & Payne, Inc.	1,706	143,441

Nabors Industries Ltd.	4,154	70,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
National Oilwell Varco, Inc.	6,843	544,224

Noble Corp. PLC	4,055	151,941

Rowan Companies PLC, Class A(a)	1,986	70,225

Schlumberger Ltd.	21,029	1,894,923

Transocean Ltd.	5,420	267,856

Total		4,921,272

Oil, Gas & Consumable Fuels 8.3%

Anadarko Petroleum Corp.	8,046	638,209

Apache Corp.	6,365	547,008

Cabot Oil & Gas Corp.	6,734	261,010

Chesapeake Energy Corp.	8,081	219,318

Chevron Corp.	30,723	3,837,610

ConocoPhillips	19,572	1,382,762

CONSOL Energy, Inc.	3,663	139,340

Denbury Resources, Inc.(a)	5,844	96,017

Devon Energy Corp.	6,106	377,778

EOG Resources, Inc.	4,362	732,118

EQT Corp.	2,411	216,460

Exxon Mobil Corp.	69,769	7,060,623

Hess Corp.	4,542	376,986

Kinder Morgan, Inc.	10,749	386,964

Marathon Oil Corp.	11,135	393,065

Marathon Petroleum Corp.	4,811	441,313

Murphy Oil Corp.	2,814	182,572

Newfield Exploration Co.(a)	2,173	53,521

Noble Energy, Inc.	5,748	391,496

Occidental Petroleum Corp.	12,869	1,223,842

Peabody Energy Corp.	4,318	84,331

Phillips 66	9,579	738,828

Pioneer Natural Resources Co.	2,267	417,287

QEP Resources, Inc.	2,868	87,904

Range Resources Corp.	2,614	220,386

Southwestern Energy Co.(a)	5,602	220,327

Spectra Energy Corp.	10,711	381,526

Tesoro Corp.	2,114	123,669

Valero Energy Corp.	8,627	434,801

Williams Companies, Inc. (The)	10,908	420,722

WPX Energy, Inc.(a)	3,211	65,440

Total		22,153,233

Total Energy		27,074,505

Financials 15.8%
Capital Markets 2.2%

Ameriprise Financial, Inc.(b)	3,115	358,381

Bank of New York Mellon Corp. (The)	18,339	640,765

Common Stocks (continued)
Issuer	Shares	Value ($)
BlackRock, Inc.	2,040	645,599

Charles Schwab Corp. (The)	18,534	481,884

E*TRADE Financial Corp.(a)	4,596	90,265

Franklin Resources, Inc.	6,455	372,647

Goldman Sachs Group, Inc. (The)	6,734	1,193,669

Invesco Ltd.	7,089	258,040

Legg Mason, Inc.	1,688	73,394

Morgan Stanley	22,129	693,965

Northern Trust Corp.	3,589	222,123

State Street Corp.	7,011	514,537

T. Rowe Price Group, Inc.	4,162	348,651

Total		5,893,920

Commercial Banks 2.7%

BB&T Corp.	11,263	420,335

Comerica, Inc.	2,910	138,342

Fifth Third Bancorp	14,096	296,439

Huntington Bancshares, Inc.	13,254	127,901

KeyCorp	14,310	192,040

M&T Bank Corp.	2,079	242,037

PNC Financial Services Group, Inc. (The)	8,506	659,896

Regions Financial Corp.	21,988	217,461

SunTrust Banks, Inc.	8,551	314,762

U.S. Bancorp	29,163	1,178,185

Wells Fargo & Co.	76,558	3,475,733

Zions Bancorporation	2,954	88,502

Total		7,351,633

Consumer Finance 1.0%

American Express Co.	14,700	1,333,731

Capital One Financial Corp.	9,195	704,429

Discover Financial Services	7,643	427,626

SLM Corp.	6,979	183,408

Total		2,649,194

Diversified Financial Services 5.1%

Bank of America Corp.	170,340	2,652,194

Berkshire Hathaway, Inc., Class B(a)	28,756	3,409,311

Citigroup, Inc.	48,444	2,524,417

CME Group, Inc.	5,030	394,654

IntercontinentalExchange Group, Inc.	1,830	411,604

JPMorgan Chase & Co.	60,042	3,511,256

Leucadia National Corp.	5,016	142,153

McGraw Hill Financial, Inc.	4,328	338,450

Moody’s Corp.	3,028	237,607

NASDAQ OMX Group, Inc. (The)	1,849	73,590

Total		13,695,236

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.9%

ACE Ltd.	5,443	563,514

Aflac, Inc.	7,446	497,393

Allstate Corp. (The)	7,268	396,397

American International Group, Inc.	23,504	1,199,879

Aon PLC	4,820	404,350

Assurant, Inc.	1,152	76,458

Chubb Corp. (The)	4,013	387,776

Cincinnati Financial Corp.	2,357	123,436

Genworth Financial, Inc., Class A(a)	7,904	122,749

Hartford Financial Services Group, Inc.	7,134	258,465

Lincoln National Corp.	4,183	215,926

Loews Corp.	4,873	235,074

Marsh & McLennan Companies, Inc.	8,773	424,262

MetLife, Inc.	17,895	964,898

Principal Financial Group, Inc.	4,383	216,126

Progressive Corp. (The)	8,825	240,658

Prudential Financial, Inc.	7,392	681,690

Torchmark Corp.	1,442	112,692

Travelers Companies, Inc. (The)	5,802	525,313

Unum Group	4,171	146,319

XL Group PLC	4,507	143,503

Total		7,936,878

Real Estate Investment Trusts (REITs) 1.8%

American Tower Corp.	6,299	502,786

Apartment Investment & Management Co., Class A	2,334	60,474

AvalonBay Communities, Inc.	1,947	230,194

Boston Properties, Inc.	2,438	244,702

Equity Residential	5,362	278,127

General Growth Properties, Inc.	8,575	172,100

HCP, Inc.	7,284	264,555

Health Care REIT, Inc.	4,616	247,279

Host Hotels & Resorts, Inc.	12,077	234,777

Kimco Realty Corp.	6,530	128,968

Macerich Co. (The)	2,250	132,503

Plum Creek Timber Co., Inc.	2,836	131,902

ProLogis, Inc.	7,957	294,011

Public Storage	2,314	348,303

Simon Property Group, Inc.	4,944	752,279

Ventas, Inc.	4,693	268,815

Vornado Realty Trust	2,785	247,280

Weyerhaeuser Co.	9,298	293,538

Total		4,832,593

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development —%

CBRE Group, Inc., Class A(a)	4,436	116,667

Thrifts & Mortgage Finance 0.1%

Hudson City Bancorp, Inc.	7,585	71,526

People’s United Financial, Inc.	5,063	76,553

Total		148,079

Total Financials		42,624,200

Health Care 12.7%
Biotechnology 2.4%

Alexion Pharmaceuticals, Inc.(a)	3,132	416,744

Amgen, Inc.	12,033	1,373,687

Biogen Idec, Inc.(a)	3,780	1,057,455

Celgene Corp.(a)	6,580	1,111,757

Gilead Sciences, Inc.(a)	24,498	1,841,025

Regeneron Pharmaceuticals, Inc.(a)	1,250	344,050

Vertex Pharmaceuticals, Inc.(a)	3,725	276,767

Total		6,421,485

Health Care Equipment & Supplies 2.0%

Abbott Laboratories	24,697	946,636

Baxter International, Inc.	8,664	602,581

Becton Dickinson and Co.	3,106	343,182

Boston Scientific Corp.(a)	21,315	256,206

CareFusion Corp.(a)	3,379	134,552

Covidien PLC	7,336	499,582

CR Bard, Inc.	1,243	166,487

DENTSPLY International, Inc.	2,276	110,341

Edwards Lifesciences Corp.(a)	1,747	114,883

Intuitive Surgical, Inc.(a)	613	235,441

Medtronic, Inc.	15,938	914,682

St. Jude Medical, Inc.	4,672	289,430

Stryker Corp.	4,719	354,586

Varian Medical Systems, Inc.(a)	1,697	131,840

Zimmer Holdings, Inc.	2,739	255,247

Total		5,355,676

Health Care Providers & Services 2.0%

Aetna, Inc.	5,879	403,241

AmerisourceBergen Corp.	3,671	258,108

Cardinal Health, Inc.	5,458	364,649

CIGNA Corp.	4,402	385,087

DaVita HealthCare Partners, Inc.(a)	2,826	179,084

Express Scripts Holding Co.(a)	12,879	904,621

Humana, Inc.	2,502	258,256

Laboratory Corp. of America Holdings(a)	1,393	127,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
McKesson Corp.	3,660	590,724

Patterson Companies, Inc.	1,330	54,796

Quest Diagnostics, Inc.	2,329	124,695

Tenet Healthcare Corp.(a)	1,574	66,297

UnitedHealth Group, Inc.	16,072	1,210,221

WellPoint, Inc.	4,708	434,972

Total		5,362,029

Health Care Technology 0.1%

Cerner Corp.(a)	4,721	263,149

Life Sciences Tools & Services 0.5%

Agilent Technologies, Inc.	5,292	302,650

Life Technologies Corp.(a)	2,763	209,435

PerkinElmer, Inc.	1,791	73,843

Thermo Fisher Scientific, Inc.	5,769	642,378

Waters Corp.(a)	1,362	136,200

Total		1,364,506

Pharmaceuticals 5.7%

AbbVie, Inc.	25,399	1,341,321

Actavis PLC(a)	2,769	465,192

Allergan, Inc.	4,750	527,630

Bristol-Myers Squibb Co.	26,299	1,397,792

Eli Lilly & Co.	15,842	807,942

Forest Laboratories, Inc.(a)	3,783	227,094

Hospira, Inc.(a)	2,650	109,392

Johnson & Johnson	45,053	4,126,404

Merck & Co., Inc.	46,659	2,335,283

Mylan, Inc.(a)	6,111	265,217

Perrigo Co. PLC	2,126	326,256

Pfizer, Inc.	103,502	3,170,266

Zoetis, Inc.	7,975	260,703

Total		15,360,492

Total Health Care		34,127,337

Industrials 10.7%
Aerospace & Defense 2.7%

Boeing Co. (The)	11,032	1,505,758

General Dynamics Corp.	5,344	510,619

Honeywell International, Inc.	12,534	1,145,232

L-3 Communications Holdings, Inc.	1,411	150,779

Lockheed Martin Corp.	4,288	637,454

Northrop Grumman Corp.	3,533	404,917

Precision Castparts Corp.	2,329	627,200

Raytheon Co.	5,113	463,749

Rockwell Collins, Inc.	2,160	159,667

Common Stocks (continued)
Issuer	Shares	Value ($)
Textron, Inc.	4,489	165,016

United Technologies Corp.	13,485	1,534,593

Total		7,304,984

Air Freight & Logistics 0.8%

CH Robinson Worldwide, Inc.	2,425	141,475

Expeditors International of Washington, Inc.	3,279	145,096

FedEx Corp.	4,756	683,770

United Parcel Service, Inc., Class B	11,415	1,199,488

Total		2,169,829

Airlines 0.2%

Delta Air Lines, Inc.	13,655	375,103

Southwest Airlines Co.	11,130	209,689

Total		584,792

Building Products 0.1%

Allegion PLC(a)	1,419	62,706

Masco Corp.	5,712	130,062

Total		192,768

Commercial Services & Supplies 0.5%

ADT Corp. (The)	3,199	129,464

Cintas Corp.	1,617	96,357

Iron Mountain, Inc.	2,721	82,582

Pitney Bowes, Inc.	3,231	75,282

Republic Services, Inc.	4,320	143,424

Stericycle, Inc.(a)	1,375	159,734

Tyco International Ltd.	7,424	304,681

Waste Management, Inc.	6,975	312,968

Total		1,304,492

Construction & Engineering 0.2%

Fluor Corp.	2,609	209,476

Jacobs Engineering Group, Inc.(a)	2,104	132,531

Quanta Services, Inc.(a)	3,448	108,819

Total		450,826

Electrical Equipment 0.7%

AMETEK, Inc.	3,910	205,940

Eaton Corp. PLC	7,586	577,446

Emerson Electric Co.	11,237	788,613

Rockwell Automation, Inc.	2,217	261,961

Roper Industries, Inc.	1,587	220,085

Total		2,054,045

Industrial Conglomerates 2.5%

3M Co.	10,218	1,433,074

Danaher Corp.	9,576	739,267

General Electric Co.	161,562	4,528,583

Total		6,700,924

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 1.7%

Caterpillar, Inc.	10,155	922,176

Cummins, Inc.	2,785	392,602

Deere & Co.	6,104	557,478

Dover Corp.	2,730	263,554

Flowserve Corp.	2,226	175,476

Illinois Tool Works, Inc.	6,520	548,202

Ingersoll-Rand PLC	4,284	263,894

Joy Global, Inc.	1,700	99,433

PACCAR, Inc.	5,666	335,257

Pall Corp.	1,763	150,472

Parker Hannifin Corp.	2,388	307,192

Pentair Ltd.	3,188	247,612

Snap-On, Inc.	931	101,963

Stanley Black & Decker, Inc.	2,487	200,676

Xylem, Inc.	2,940	101,724

Total		4,667,711

Professional Services 0.2%

Dun & Bradstreet Corp. (The)	620	76,105

Equifax, Inc.	1,940	134,035

Nielsen Holdings NV	4,040	185,395

Robert Half International, Inc.	2,223	93,344

Total		488,879

Road & Rail 0.9%

CSX Corp.	16,180	465,498

Kansas City Southern	1,765	218,560

Norfolk Southern Corp.	4,943	458,859

Ryder System, Inc.	836	61,680

Union Pacific Corp.	7,351	1,234,968

Total		2,439,565

Trading Companies & Distributors 0.2%

Fastenal Co.	4,348	206,573

WW Grainger, Inc.	990	252,866

Total		459,439

Total Industrials		28,818,254

Information Technology 18.3%
Communications Equipment 1.7%

Cisco Systems, Inc.	85,386	1,916,916

F5 Networks, Inc.(a)	1,229	111,667

Harris Corp.	1,712	119,515

Juniper Networks, Inc.(a)	8,064	182,004

Motorola Solutions, Inc.	3,686	248,805

QUALCOMM, Inc.	26,978	2,003,116

Total		4,582,023

Common Stocks (continued)
Issuer	Shares	Value ($)
Computers & Peripherals 4.0%

Apple, Inc.(c)	14,365	8,060,345

EMC Corp.	32,854	826,278

Hewlett-Packard Co.	30,685	858,567

NetApp, Inc.	5,444	223,966

SanDisk Corp.	3,619	255,284

Seagate Technology PLC	5,211	292,650

Western Digital Corp.	3,352	281,233

Total		10,798,323

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	2,523	225,001

Corning, Inc.	23,121	412,016

FLIR Systems, Inc.	2,250	67,725

Jabil Circuit, Inc.	2,950	51,448

TE Connectivity Ltd.	6,545	360,695

Total		1,116,885

Internet Software & Services 3.1%

Akamai Technologies, Inc.(a)	2,852	134,557

eBay, Inc.(a)	18,598	1,020,844

Facebook, Inc., Class A(a)	26,275	1,436,192

Google, Inc., Class A(a)	4,476	5,016,298

VeriSign, Inc.(a)	2,058	123,027

Yahoo!, Inc.(a)	15,061	609,067

Total		8,339,985

IT Services 3.6%

Accenture PLC, Class A	10,147	834,286

Alliance Data Systems Corp.(a)	775	203,771

Automatic Data Processing, Inc.	7,700	622,237

Cognizant Technology Solutions Corp., Class A(a)	4,822	486,926

Computer Sciences Corp.	2,363	132,044

Fidelity National Information Services, Inc.	4,648	249,505

Fiserv, Inc.(a)	4,110	242,695

International Business Machines Corp.	16,303	3,057,954

MasterCard, Inc., Class A	1,660	1,386,864

Paychex, Inc.	5,181	235,891

Teradata Corp.(a)	2,612	118,820

Total System Services, Inc.	2,669	88,824

Visa, Inc., Class A	8,136	1,811,724

Western Union Co. (The)	8,807	151,921

Total		9,623,462

Office Electronics 0.1%

Xerox Corp.	18,468	224,756

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.0%

Altera Corp.	5,137	167,107

Analog Devices, Inc.	4,970	253,122

Applied Materials, Inc.	19,224	340,072

Broadcom Corp., Class A	8,626	255,761

First Solar, Inc.(a)	1,136	62,071

Intel Corp.	79,385	2,060,835

KLA-Tencor Corp.	2,652	170,948

Lam Research Corp.(a)	2,586	140,808

Linear Technology Corp.	3,730	169,901

LSI Corp.	8,705	95,929

Microchip Technology, Inc.	3,159	141,365

Micron Technology, Inc.(a)	16,796	365,481

NVIDIA Corp.	9,233	147,913

Texas Instruments, Inc.	17,476	767,371

Xilinx, Inc.	4,288	196,905

Total		5,335,589

Software 3.4%

Adobe Systems, Inc.(a)	7,428	444,789

Autodesk, Inc.(a)	3,593	180,836

CA, Inc.	5,198	174,913

Citrix Systems, Inc.(a)	2,974	188,105

Electronic Arts, Inc.(a)	4,930	113,094

Intuit, Inc.	4,553	347,485

Microsoft Corp.	121,320	4,541,008

Oracle Corp.	56,042	2,144,167

Red Hat, Inc.(a)	3,029	169,745

Salesforce.com, Inc.(a)	8,850	488,431

Symantec Corp.	11,106	261,879

Total		9,054,452

Total Information Technology		49,075,475

Materials 3.4%
Chemicals 2.5%

Air Products & Chemicals, Inc.	3,382	378,040

Airgas, Inc.	1,058	118,337

CF Industries Holdings, Inc.	917	213,698

Dow Chemical Co. (The)	19,369	859,983

Eastman Chemical Co.	2,470	199,329

Ecolab, Inc.	4,341	452,636

EI du Pont de Nemours & Co.	14,778	960,127

FMC Corp.	2,133	160,956

International Flavors & Fragrances, Inc.	1,307	112,376

LyondellBasell Industries NV, Class A	6,970	559,552

Common Stocks (continued)
Issuer	Shares	Value ($)
Monsanto Co.	8,405	979,603

Mosaic Co. (The)	5,452	257,716

PPG Industries, Inc.	2,261	428,821

Praxair, Inc.	4,692	610,101

Sherwin-Williams Co. (The)	1,371	251,578

Sigma-Aldrich Corp.	1,899	178,525

Total		6,721,378

Construction Materials 0.1%

Vulcan Materials Co.	2,082	123,713

Containers & Packaging 0.2%

Avery Dennison Corp.	1,546	77,594

Ball Corp.	2,298	118,715

Bemis Co., Inc.	1,648	67,502

MeadWestvaco Corp.	2,841	104,918

Owens-Illinois, Inc.(a)	2,629	94,065

Sealed Air Corp.	3,137	106,815

Total		569,609

Metals & Mining 0.5%

Alcoa, Inc.	17,093	181,698

Allegheny Technologies, Inc.	1,730	61,640

Cliffs Natural Resources, Inc.	2,451	64,241

Freeport-McMoRan Copper & Gold, Inc.	16,584	625,880

Newmont Mining Corp.	7,939	182,835

Nucor Corp.	5,094	271,918

United States Steel Corp.	2,314	68,263

Total		1,456,475

Paper & Forest Products 0.1%

International Paper Co.	7,088	347,525

Total Materials		9,218,700

Telecommunication Services 2.2%
Diversified Telecommunication Services 2.1%

AT&T, Inc.	84,123	2,957,766

CenturyLink, Inc.	9,438	300,600

Frontier Communications Corp.	15,951	74,172

Verizon Communications, Inc.	45,700	2,245,698

Windstream Holdings, Inc.	9,513	75,914

Total		5,654,150

Wireless Telecommunication Services 0.1%

Crown Castle International Corp.(a)	5,338	391,969

Total Telecommunication Services		6,046,119

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.9%
Electric Utilities 1.6%

American Electric Power Co., Inc.	7,791	364,151

Duke Energy Corp.	11,271	777,812

Edison International	5,215	241,454

Entergy Corp.	2,855	180,636

Exelon Corp.	13,684	374,805

FirstEnergy Corp.	6,668	219,911

NextEra Energy, Inc.	6,873	588,466

Northeast Utilities	5,035	213,434

Pepco Holdings, Inc.	3,989	76,310

Pinnacle West Capital Corp.	1,762	93,245

PPL Corp.	10,060	302,705

Southern Co. (The)	14,084	578,993

Xcel Energy, Inc.	7,938	221,788

Total		4,233,710

Gas Utilities 0.1%

AGL Resources, Inc.	1,898	89,642

ONEOK, Inc.	3,299	205,132

Total		294,774

Independent Power Producers & Energy Traders 0.1%

AES Corp. (The)	10,478	152,036

NRG Energy, Inc.	5,167	148,396

Total		300,432

Multi-Utilities 1.1%

Ameren Corp.	3,882	140,373

CenterPoint Energy, Inc.	6,834	158,412

Common Stocks (continued)
Issuer	Shares	Value ($)
CMS Energy Corp.	4,256	113,933

Consolidated Edison, Inc.	4,688	259,153

Dominion Resources, Inc.	9,269	599,612

DTE Energy Co.	2,826	187,618

Integrys Energy Group, Inc.	1,276	69,427

NiSource, Inc.	5,004	164,532

PG&E Corp.	7,176	289,049

Public Service Enterprise Group, Inc.	8,073	258,659

SCANA Corp.	2,238	105,029

Sempra Energy	3,633	326,098

TECO Energy, Inc.	3,267	56,323

Wisconsin Energy Corp.	3,617	149,527

Total		2,877,745

Total Utilities		7,706,661

Total Common Stocks
(Cost: $157,221,511)		263,429,964

Money Market Funds 2.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(d)	5,558,274	5,558,274

Total Money Market Funds (Cost: $5,558,274)		5,558,274

Total Investments (Cost: $162,779,785)		268,988,238

Other Assets & Liabilities, Net		(301,639)

Net Assets		268,686,599

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $619,927 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	13	USD	5,983,575	March 2014	222,742	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	106,631	—	(20,089)	10,286	96,828	6,532	358,381

Columbia Short-Term Cash Fund	2,914,212	22,373,262	(19,729,200)	—	5,558,274	5,009	5,558,274

Total	3,020,843	22,373,262	(19,749,289)	10,286	5,655,102	11,541	5,916,655

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

(c)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	33,035,455	—	—	33,035,455

Consumer Staples	25,703,258	—	—	25,703,258

Energy	27,074,505	—	—	27,074,505

Financials	42,624,200	—	—	42,624,200

Health Care	34,127,337	—	—	34,127,337

Industrials	28,818,254	—	—	28,818,254

Information Technology	49,075,475	—	—	49,075,475

Materials	9,218,700	—	—	9,218,700

Telecommunication Services	6,046,119	—	—	6,046,119

Utilities	7,706,661	—	—	7,706,661

Total Equity Securities	263,429,964	—	—	263,429,964

Mutual Funds

Money Market Funds	5,558,274	—	—	5,558,274

Total Mutual Funds	5,558,274	—	—	5,558,274

Investments in Securities	268,988,238	—	—	268,988,238

Derivatives

Assets

Futures Contracts	222,742	—	—	222,742

Total	269,210,980	—	—	269,210,980

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative	instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $157,124,683)	$263,071,583

Affiliated issuers (identified cost $5,655,102)	5,916,655

Total investments (identified cost $162,779,785)	268,988,238

Receivable for:

Dividends	355,337

Reclaims	128

Variation margin	20,800

Prepaid expenses	2,463

Trustees’ deferred compensation plan	14,082

Total assets	269,381,048

Liabilities

Disbursements in excess of cash	122

Payable for:

Capital shares purchased	521,858

Investment management fees	23,084

Distribution and/or service fees	30,648

Transfer agent fees	13,850

Administration fees	23,084

Compensation of board members	18,313

Other expenses	49,408

Trustees’ deferred compensation plan	14,082

Total liabilities	694,449

Net assets applicable to outstanding capital stock	$268,686,599

Represented by

Trust capital	$268,686,599

Total — representing net assets applicable to outstanding capital stock	$268,686,599

Class 1

Net assets	$20,933

Shares outstanding	1,567

Net asset value per share	$13.36

Class 2

Net assets	$16,371,019

Shares outstanding	1,233,399

Net asset value per share	$13.27

Class 3

Net assets	$252,294,647

Shares outstanding	18,940,524

Net asset value per share	$13.32

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$4,997,665

Dividends — affiliated issuers	11,541

Interest	19

Foreign taxes withheld	(1,033)

Total income	5,008,192

Expenses:

Investment management fees	240,079

Distribution and/or service fees

Class 2	39,658

Class 3	280,253

Transfer agent fees

Class 1	11

Class 2	9,518

Class 3	134,517

Administration fees	240,079

Compensation of board members	17,402

Custodian fees	2,586

Printing and postage fees	73,871

Professional fees	30,514

Other	1,874

Total expenses	1,070,362

Net investment income	3,937,830

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	4,288,760

Investments — affiliated issuers	10,286

Futures contracts	1,190,555

Net realized gain	5,489,601

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	56,129,663

Investments — affiliated issuers	158,937

Futures contracts	195,773

Net change in unrealized appreciation (depreciation)	56,484,373

Net realized and unrealized gain	61,973,974

Net increase in net assets resulting from operations	$65,911,804

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$3,937,830	$3,938,630

Net realized gain	5,489,601	7,164,394

Net change in unrealized appreciation (depreciation)	56,484,373	19,384,993

Net increase in net assets resulting from operations	65,911,804	30,488,017

Increase (decrease) in net assets from capital stock activity	(7,183,196)	(24,652,327)

Total increase in net assets	58,728,608	5,835,690

Net assets at beginning of year	209,957,991	204,122,301

Net assets at end of year	$268,686,599	$209,957,991

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Redemptions	—	—	(1,321)	(12,685)

Net decrease	—	—	(1,321)	(12,685)

Class 2 shares

Subscriptions	52,897	606,506	21,664	212,209

Redemptions	(298,317)	(3,503,472)	(353,865)	(3,410,370)

Net decrease	(245,420)	(2,896,966)	(332,201)	(3,198,161)

Class 3 shares

Subscriptions	1,380,054	16,133,267	541,475	5,284,552

Redemptions	(1,739,173)	(20,419,497)	(2,763,687)	(26,726,033)

Net decrease	(359,119)	(4,286,230)	(2,222,212)	(21,441,481)

Total net decrease	(604,539)	(7,183,196)	(2,555,734)	(24,652,327)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
Class 1	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.12	$8.75	$9.17

Income from investment operations:

Net investment income	0.21	0.18	0.11

Net realized and unrealized gain (loss)	3.03	1.19	(0.53)

Total from investment operations	3.24	1.37	(0.42)

Net asset value, end of period	$13.36	$10.12	$8.75

Total return	32.02%	15.66%	(4.58%)

Ratios to average net assets(b)

Total gross expenses	0.31%	0.33%	0.38	%(c)

Total net expenses(d)	0.31%	0.33%	0.38	%(c)

Net investment income	1.77%	1.90%	1.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$21	$16	$25

Portfolio turnover	4%	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.08	$8.74	$9.17

Income from investment operations:

Net investment income	0.18	0.17	0.10

Net realized and unrealized gain (loss)	3.01	1.17	(0.53)

Total from investment operations	3.19	1.34	(0.43)

Net asset value, end of period	$13.27	$10.08	$8.74

Total return	31.65%	15.33%	(4.69%)

Ratios to average net assets(b)

Total gross expenses	0.56%	0.57%	0.62	%(c)

Total net expenses(d)	0.56%	0.57%	0.62	%(c)

Net investment income	1.52%	1.72%	1.62	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,371	$14,910	$15,826

Portfolio turnover	4%	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year ended December 31,
Class 3	2013	2012	2011		2010	2009
Per share data
Net asset value, beginning of period	$10.11	$8.75	$8.61		$7.51	$5.96

Income from investment operations:

Net investment income	0.19	0.18	0.14		0.12	0.12

Net realized and unrealized gain (loss)	3.02	1.18	(0.00	)(a)	0.98	1.43

Total from investment operations	3.21	1.36	0.14		1.10	1.55

Net asset value, end of period	$13.32	$10.11	$8.75		$8.61	$7.51

Total return	31.75%	15.54%	1.63%		14.71%	26.00%

Ratios to average net assets(b)

Total gross expenses	0.44%	0.44%	0.53%		0.54%	0.50%

Total net expenses(c)	0.44%	0.44%	0.53%		0.53%	0.50%

Net investment income	1.65%	1.86%	1.55%		1.58%	1.93%

Supplemental data

Net assets, end of period (in thousands)	$252,295	$195,032	$188,271		$216,264	$220,257

Portfolio turnover	4%	4%	4%		22%	31%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — S&P 500 Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2013	25

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2013

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

26	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2013

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	222,742	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,190,555
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	195,773

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	89

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the

Annual Report 2013	27

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2013

applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,883.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

28	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2013

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.330%	0.410%
Class 2	0.580	0.660
Class 3	0.455	0.535

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $9,013,452 and $12,967,752, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 93.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Annual Report 2013	29

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — S&P 500 Index Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the period ended December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	31

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

32	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	33

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

34	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	35

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

36	Annual Report 2013

Columbia Variable Portfolio – S&P 500 Index Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	37

Columbia Variable Portfolio – S&P 500 Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6461 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – U.S. Government Mortgage Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund) Class 3 shares returned -1.96% for the 12 months ended December 31, 2013.

>	The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned -1.41% for the same 12-month period.

>

Investments in pools of mortgages with call protection declined in price, holding back Fund results, while exposures to non-agency mortgages and higher-coupon, shorter-duration mortgages supported relative results.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.83	1.98	1.87
Class 2*	05/03/10	-1.99	1.76	1.69
Class 3	09/15/99	-1.96	1.88	1.82
Barclays U.S. Mortgage-Backed Securities Index		-1.41	3.69	4.61
Barclays U.S. 1-3 Year Government Index		0.37	1.25	2.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

The Barclays U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly used, non-convertible domestic debt of the U.S. Government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

On May 1, 2013 the Barclays U.S. Mortgage-Backed Securities Index replaced the Barclays U.S. 1-3 Year Government Index as the Fund’s benchmark. The Investment Manager made this recommendation to the Fund’s Board of Trustees because the new index provides a more appropriate basis for comparing the Fund’s performance. Information on both indexes will be included for a one-year transition period. In the future, however, only the Barclays U.S. Mortgage-Backed Securities Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Manager Discussion of Fund Performance

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non Agency	3.3
Commercial Mortgage-Backed Securities — Agency	9.9
Commercial Mortgage-Backed Securities — Non-Agency	3.0
Money Market Funds	1.6
Options Purchased Puts	0.8
Repurchase Agreements	0.8
Residential Mortgage-Backed Securities — Agency	66.2
Residential Mortgage-Backed Securities — Non-Agency	14.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	80.9
AA rating	0.2
A rating	1.5
BBB rating	3.0
Non-investment grade	0.7
Not rated	13.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings from S&P or Moody's. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned -1.96%. The Fund slightly underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned -1.41% for the same time period. Investments in pools of mortgages with call protection declined in price, holding back Fund results, while exposures to non-agency mortgages and higher-coupon, shorter-duration mortgages supported relative results.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed put off its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged. Most sectors in the domestic fixed-income market delivered modestly negative returns for the year as higher interest rates tended to cut into the value of bonds. Shorter duration strategies tended to do relatively well, while corporate bonds and other credit-sensitive sectors outperformed Treasuries and higher quality, more interest-rate sensitive groups.

Contributors and Detractors

Investments in shorter duration, higher coupon mortgages helped support results as market interest rates for longer maturity securities began moving higher in May. The rise in interest rates came in response to suggestions that the Fed might begin withdrawing some monetary stimulus from the market. As a result, shorter duration securities generated superior returns in the mortgage market, while longer duration mortgages, with their greater sensitivity to changes in interest rates, underperformed. Our positioning in shorter duration, but higher coupon, mortgages proved to be an advantage.

The Fund’s exposure to non-government agency mortgages, which are not part of the benchmark, also had a positive impact on relative results as higher yielding, non-agency mortgages outperformed agency securities. As the economy strengthened and the housing industry continued to heal over the 12 months, investors became more confident about non-agency mortgages. In addition, the fact that very few new non-agency mortgages have been issued since the financial crisis of 2008-2009 meant their supply was dwindling, supporting the prices of existing securities as demand remained firm. The major factor holding back results relative to the benchmark was the exposure to some pools of mortgages with call protection. As interest rates rose, the values of mortgages with call protection (protection against the risk that issuers might call back the securities before maturity) diminished, and the prices of mortgage pools with call protection declined somewhat.

4	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

The Fund used options and Treasury futures to seek protection against the risks of rising interest rates and greater volatility in the market. The cost of these securities slightly detracted from results.

Looking Ahead

While the market is not without its uncertainties, we believe current valuations of mortgage-backed securities remain attractively priced, especially as the economy appears to be strengthening and the housing market continues to recover. We think the credit quality in the mortgage market remains tight at this time, as underwriting standards for mortgage issuance continue to be solid and rising interest rates reduce the risks of prepayments of older mortgages issued at low interest rates.

We also currently continue to see investments in non-agency mortgages as an opportunity, especially as the housing market strengthens and credit quality remains high. Our outlook for government agency mortgages is currently positive in the coming year. Even after the Fed’s announcement that it will begin reducing its monthly purchases of agency mortgages in 2014, we currently expect the Fed to remain a significant investor in government agency mortgages throughout the year, supporting prices.

Annual Report 2013	5

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,002.00	1,022.98	2.50	2.53	0.49
Class 2	1,000.00	1,000.00	1,001.00	1,021.71	3.77	3.81	0.74
Class 3	1,000.00	1,000.00	1,002.00	1,022.32	3.16	3.19	0.62

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

6	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 79.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)
11/01/42	3.000%	24,299,772	23,052,957
06/01/21 - 02/01/43	3.500%	93,464,185	92,717,838
03/01/41 - 07/01/42	4.000%	28,873,517	29,683,041
07/01/39 - 08/01/41	4.500%	20,022,371	21,301,936
11/01/17 - 10/01/40	5.000%	32,296,571	35,044,400
08/01/17 - 09/01/19	5.500%	340,024	367,970
03/01/18 - 09/01/37	6.000%	299,106	320,558
04/01/17	6.500%	165,302	174,921
06/01/16	7.000%	1,021	1,057

Federal Home Loan Mortgage Corp.(a)(b)
01/01/37	2.399%	291,145	309,742
09/01/37	2.633%	318,039	336,753
CMO Series 4057 Class FN
12/15/41	0.518%	20,488,447	20,478,142
CMO Series 4119 Class SP
10/15/42	2.476%	4,107,566	2,948,214

Federal Home Loan Mortgage Corp.(a)(b)(c)
CMO IO STRIPS Series 277 Class S6
09/15/42	5.883%	23,275,397	4,909,093
CMO IO STRIPS Series 280 Class S1
09/15/42	5.832%	28,309,969	6,020,059
CMO IO STRIPS Series 281 Class S1
10/15/42	5.833%	16,819,544	3,357,850
CMO IO Series 276 Class S5
09/15/42	5.832%	11,192,083	2,314,577
CMO IO Series 318 Class S1
11/15/43	5.783%	23,568,702	5,239,539
CMO IO Series 3453 Class W
12/15/32	7.232%	1,396,606	254,381
CMO IO Series 3630 Class AI
03/15/17	1.931%	1,590,552	44,516
CMO IO Series 4066 Class SC
12/15/38	6.482%	24,630,136	5,433,211
CMO IO Series 4068 Class GI
09/15/36	2.089%	18,913,935	1,062,063
CMO IO Series 4083 Class CS
12/15/38	6.482%	15,182,071	3,264,444
CMO IO Series 4091 Class SH
08/15/42	6.383%	27,108,943	7,018,527
CMO IO Series 4093 Class SD
01/15/38	6.533%	3,854,324	881,679
CMO IO Series 4094 Class SY
08/15/42	5.912%	14,192,882	3,250,830
CMO IO Series 4102 Class YS
09/15/42	6.432%	11,892,436	2,852,998

Federal Home Loan Mortgage Corp.(a)(c)
CMO IO Series 2639 Class UI
03/15/22	5.000%	97,647	1,862
CMO IO Series 266 Class IO
07/15/42	4.000%	13,246,300	3,874,614
CMO IO Series 267 Class IO
08/15/42	4.000%	11,597,726	3,270,193
CMO IO Series 304 Class C69
12/15/42	4.000%	17,137,919	4,032,650
CMO IO Series 4120 Class AI
11/15/39	3.500%	9,723,508	1,895,927
CMO IO Series 4121 Class IA
01/15/41	3.500%	8,713,705	1,951,301

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4139 Class CI
05/15/42	3.500%	5,499,879	1,116,043
CMO IO Series 4148 Class BI
02/15/41	4.000%	7,316,774	1,770,216

Federal National Mortgage Association(a)
03/01/27 - 03/01/28	2.500%	45,613,648	45,250,927
05/01/27 - 11/01/42	3.000%	89,647,027	89,947,608
10/01/20 - 07/01/43	3.500%	119,839,702	120,399,014
11/01/41 - 11/01/43	4.000%	197,378,358	203,649,337
07/01/39 - 10/01/41	4.500%	93,347,161	99,180,452
03/01/14 - 12/01/37	5.000%	42,101,028	45,932,245
02/01/14 - 11/01/37	5.500%	28,761,035	31,517,510
01/01/17 - 04/01/33	6.000%	835,657	885,644
03/01/15 - 06/01/17	7.000%	40,226	42,645
CMO Series 1988-4 Class Z
03/25/18	9.250%	7,483	8,211

Federal National Mortgage Association(a)(b)
02/01/33	1.758%	130,595	135,094
07/01/33	1.788%	11,796	12,161
12/01/33	2.170%	21,076	22,199
06/01/34	2.457%	297,253	314,330
07/01/36	2.657%	117,540	125,137
CMO Series 2003-W11 Class A1
06/25/33	3.293%	4,066	4,018

Federal National Mortgage Association(a)(b)(c)
CMO IO Series 2003-117 Class KS
08/25/33	6.934%	4,486,938	384,306
CMO IO Series 2006-115 Class EI
12/25/36	6.474%	12,166,312	1,817,272
CMO IO Series 2006-5 Class N1
08/25/34	2.072%	14,122,150	756,549
CMO IO Series 2006-5 Class N2
02/25/35	2.075%	15,648,687	1,077,581
CMO IO Series 2012-108 Class S
10/25/42	5.834%	28,009,185	5,708,714
CMO IO Series 2012-122 Class SB
11/25/42	5.984%	24,749,939	6,027,741
CMO IO Series 2012-51 Class SA
05/25/42	6.334%	13,621,080	3,102,911
CMO IO Series 2012-80 Class AS
02/25/39	5.885%	17,998,807	3,871,097
CMO IO Series 2012-80 Class DS
06/25/39	6.484%	6,695,902	1,611,353
CMO IO Series 2012-87 Class BS
03/25/39	5.884%	26,051,327	5,552,132
CMO IO Series 2012-87 Class NS
02/25/39	5.884%	10,954,012	1,980,816
CMO IO Series 2012-87 Class SQ
08/25/42	6.134%	21,929,129	5,109,483
CMO IO Series 2012-89 Class SD
04/25/39	5.884%	10,222,736	2,171,378
CMO IO Series 2012-97 Class SB
09/25/42	5.834%	10,209,512	2,043,338
CMO IO Series 2012-99 Class QS
09/25/42	6.434%	13,783,516	3,387,624
CMO IO Series 2012-99 Class SL
09/25/42	6.455%	22,443,625	4,891,364
CMO IO Series 2013-11 Class SC
02/25/40	6.034%	23,857,457	4,953,886

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-124 Class SB
12/25/43	5.785%	12,981,517	2,977,635
CMO IO Series 2013-13 Class SA
03/25/43	5.984%	17,369,039	4,118,653

Federal National Mortgage Association(a)(c)
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	30,128,995	6,009,819
CMO IO Series 2012-133 Class EI
07/25/31	3.500%	5,865,418	995,804
CMO IO Series 2012-134 Class AI
07/25/40	3.500%	23,134,390	4,852,758
CMO IO Series 2012-144 Class HI
07/25/42	3.500%	4,937,781	1,010,280
CMO IO Series 2012-40 Class IP
09/25/40	4.000%	26,491,833	4,818,067
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	12,658,910	2,149,733
CMO IO Series 2013-1 Class AI
02/25/43	3.500%	5,070,250	1,294,411
CMO IO Series 2013-1 Class BI
02/25/40	3.500%	16,752,983	3,611,491
CMO IO Series 2013-10 Class AI
11/25/41	3.500%	22,058,546	4,180,339
CMO IO Series 2013-16 Class IO
01/25/40	3.500%	13,688,117	2,944,558

Federal National Mortgage Association(a)(d)
01/16/29 - 01/13/44	3.000%	86,750,000	84,167,384
01/16/29 - 01/13/44	3.500%	119,250,000	121,326,066
01/13/44	4.000%	45,000,000	46,321,875
01/13/44	4.500%	112,000,000	118,671,874
01/13/44	5.000%	25,000,000	27,150,390

Federal National Mortgage Association(a)(e)
05/01/39	4.500%	11,006,892	11,777,523

Government National Mortgage Association(a)
04/20/28	2.500%	18,956,303	18,954,887
07/15/40 - 07/20/41	4.500%	45,740,307	49,032,202
08/20/40	5.000%	17,111,860	18,847,147
09/15/14 - 11/20/41	6.000%	22,088,126	24,870,860
03/15/18	7.000%	213,035	227,080

Government National Mortgage Association(a)(b)(c)
CMO IO Series 2012-148 Class SA
12/20/42	6.483%	12,250,816	3,370,887
CMO IO Series 2012-75 Class SA
06/20/42	5.883%	20,267,589	3,941,742

Government National Mortgage Association(a)(c)
CMO IO Series 2012-121 Class PI
09/16/42	4.500%	8,699,536	1,865,529
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	12,035,699	1,670,536
CMO IO Series 2012-148 Class IP
04/20/41	3.500%	4,892,380	762,645
CMO IO Series 2012-41 Class IP
08/20/41	4.000%	16,047,789	2,969,414
CMO IO Series 2012-94 Class BI
05/20/37	4.000%	10,884,064	1,989,250

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,599,256,390)			1,559,309,018

Residential Mortgage-Backed Securities — Non-Agency 17.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a)(b)(f)
CMO Series 2013-2 Class 1A60
12/28/35	2.488%	4,682,231	4,641,487
CMO Series 2013-2 Class 2A70
11/28/35	2.651%	3,182,542	3,118,797

American Mortgage Trust Series 2093-3 Class 3A(a)(b)(g)(h)
07/27/23	8.188%	1,019	618

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(a)(f)
05/25/47	4.000%	10,941,936	11,188,130

BCAP LLC Trust(a)(b)(f)
07/26/37	2.279%	9,955,876	9,698,198
03/26/37	4.363%	9,031,076	9,060,779
CMO Series 2010-RR12 Class 3A7
08/26/37	5.000%	4,085,000	4,127,447
CMO Series 2010-RR13 Class 1A1
06/27/37	4.429%	8,245,377	7,995,007
CMO Series 2012-RR11 Class 3A2
04/26/36	4.000%	9,200,764	9,111,664
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	7,979,093	7,975,231
CMO Series 2012-RR11 Class 9A2
07/26/37	4.000%	7,316,667	7,260,709
CMO Series 2012-RR12 Class 3A2
06/26/37	4.000%	11,190,630	11,138,335
CMO Series 2013-RR3 Class 6A5
03/26/36	2.494%	9,137,956	8,961,237
CMO Series 2013-RR4 Class 2A1
05/26/47	2.875%	8,557,003	8,651,977
CMO Series 2013-RR5 Class 4A1
09/26/36	3.000%	4,026,356	4,009,841
Series 2012-RR10 Class 2A1
09/26/36	2.617%	5,898,433	5,989,399
Series 2013-RR1 Class 10A1
10/26/36	3.000%	7,160,343	7,032,602

Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1(a)(b)(f)
06/26/37	0.375%	22,880	22,854

Baron Capital Enterprises, Inc.(a)(b)(f)
07/26/36	2.612%	4,114,626	4,171,758

Bayview Opportunity Master Fund Trust IIB LP(a)(b)(f)
CMO Series 2012-6NPL Class A
01/28/33	2.981%	2,172,672	2,163,765
Series 2012-4NPL Class A
07/28/32	3.475%	1,124,289	1,127,422
Series 2012-5NPL Class A
10/28/32	2.981%	3,176,324	3,191,609

CSMC Trust CMO Series 2013-7R Class 3A1(a)(b)(f)
02/26/35	2.898%	7,098,666	6,862,678

Citigroup Mortgage Loan Trust, Inc.(a)(b)(f)
CMO Series 2010-7 Class 3A4
12/25/35	6.335%	300,000	298,126
CMO Series 2012-7 Class 12A1
03/25/36	2.628%	6,525,331	6,646,037
CMO Series 2013-2 Class 1A1
11/25/37	5.987%	5,137,213	5,286,382

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-5 Class 3A1
08/25/37	2.724%	7,531,184	7,643,000
CMO Series 2013-7 Class 1A2
10/25/35	4.000%	4,256,906	4,157,418

Citigroup Mortgage Loan Trust, Inc.(a)(f)
CMO Series 2010-8 Class 5A6
11/25/36	4.000%	5,425,269	5,530,529
CMO Series 2013-6 Class 3A1
12/25/35	3.000%	11,164,253	10,911,608

Comfed Savings Bank CMO Series 1987-1 Class A(a)(b)(g)
01/25/18	3.488%	2,618	2,670

Credit Suisse Mortgage Capital Certificates(a)(b)
CMO Series 2012-6R Class 1A1
11/26/37	5.909%	3,627,361	3,674,109

Credit Suisse Mortgage Capital Certificates(a)(b)(f)
CMO Series 2011-7R Class A1
08/28/47	1.417%	6,718,603	6,705,158
CMO Series 2012-4R Class 3A1
11/27/37	2.746%	7,294,724	7,283,608
CMO Series 2013-8R Class 3A1
03/27/36	0.320%	9,777,921	9,191,911

Credit Suisse Mortgage Capital Certificates(a)(f)
CMO Series 2010-9R Class 10A5
04/27/37	4.000%	6,685,000	6,560,198
CMO Series 2010-9R Class 7A5
05/27/37	4.000%	8,722,000	8,659,472

GCAT Series 2013-RP1 Class A1(a)(b)(f)
06/25/18	3.500%	14,372,807	14,058,043

GS Mortgage Securities Corp. CMO Series 2013-1R Class A(a)(b)(f)(h)
11/26/36	0.326%	5,000,000	4,606,000

Morgan Stanley Re-Remic Trust(a)(b)(f)
CMO Series 2012-R3 Class 1A
11/26/36	2.070%	9,527,050	9,625,274
Series 2013-R8 Class 1B
09/26/36	2.507%	8,157,742	7,167,719

NRPL Trust Series 2013-1A Class A(a)(b)(f)
08/25/57	4.000%	11,017,874	10,962,784

Nomura Resecuritization Trust CMO Series 2012-2R Class 3A1(a)(b)(f)
05/26/36	2.234%	3,925,808	3,850,913

PennyMac Loan Trust Series 2012-NPL1 Class A(a)(b)(f)
05/28/52	3.422%	1,704,158	1,696,032

RBSSP Resecuritization Trust(a)(b)(f)
CMO Series 2010-9 Class 5A1
10/26/35	2.430%	3,128,990	3,186,798
CMO Series 2012-1 Class 5A2
12/27/35	5.297%	4,100,000	3,998,776
CMO Series 2012-6 Class 3A1
04/26/36	0.336%	6,596,290	6,388,375

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(f)
08/26/52	2.734%	2,097,606	2,107,561

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shellpoint Asset Funding Trust CMO Series 2013-1 Class A1(a)(b)(f)
07/25/43	3.750%	22,855,930	22,221,678

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(f)
09/25/57	2.667%	1,138,932	1,163,775

Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(a)(b)(f)
11/25/53	3.960%	5,574,038	5,568,097

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-S Class A1(a)(b)
09/25/34	2.618%	22,813,326	23,046,843

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $338,861,888)			339,700,438

Commercial Mortgage-Backed Securities — Agency 11.8%
Federal Home Loan Mortgage Corp.(a)(b) Multifamily Structured Pass-Through Certificates Series K001 Class A2
04/25/16	5.651%	1,098,441	1,193,757
Series K029 Class A2
02/25/23	3.320%	6,590,000	6,517,833
Series K030 Class A2
04/25/23	3.250%	17,800,000	17,561,640
Series K031 Class A2
04/25/23	3.300%	3,058,000	3,016,906
Series K032 Class A2
05/15/23	3.310%	63,400,000	62,514,955
Series K035 Class A2
08/25/23	3.458%	25,000,000	24,843,250

Federal National Mortgage Association(a)
10/01/19	4.430%	1,355,437	1,479,250
10/01/19	4.420%	552,019	602,133
01/01/20	4.570%	141,967	155,949
01/01/20	4.600%	237,068	260,724
05/01/24	5.030%	439,826	471,120
04/01/23	2.505%	44,525,463	42,035,004
03/01/23	2.420%	23,371,359	21,891,531
07/01/23	2.850%	17,877,458	17,157,255
Series 2010-M4 Class A1
06/25/20	2.520%	1,189,341	1,213,308

Federal National Mortgage Association(a)(b)
Series 2013-M14 Class A2
10/25/23	3.329%	9,000,000	8,793,063

Government National Mortgage Association(a)
Series 2009-71 Class A
04/16/38	3.304%	155,737	156,169
Series 2010-159 Class A
01/16/33	2.159%	1,436,597	1,442,439
Series 2010-18 Class A
12/16/50	3.100%	84,503	84,586
Series 2010-49 Class A
03/16/51	2.870%	322,431	321,927

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-109 Class A
07/16/32	2.450%	4,949,547	4,982,676
Series 2011-53 Class A
12/16/34	2.360%	3,684,916	3,708,393
Series 2011-64 Class A
08/16/34	2.380%	94,235	94,179
Series 2012-1 Class AB
09/16/33	1.999%	3,652,904	3,675,505
Series 2012-2 Class A
06/16/31	1.862%	3,691,375	3,702,150
Series 2012-55 Class A
08/16/33	1.704%	4,832,445	4,828,349

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $232,330,506)			232,704,051

Commercial Mortgage-Backed Securities — Non-Agency 3.6%
Aventura Mall Trust Series 2013-AVM Class E(a)(b)(f)
12/05/32	3.743%	4,600,000	4,167,260

Banc of America Re-Remic Trust Series 2013-DSNY Class F(a)(b)(f)
09/15/26	3.667%	7,015,000	7,009,353

Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(a)(b)
02/13/42	4.933%	170,620	176,745

Citigroup Commercial Mortgage Trust CMO Series 2004-C2 Class A5(a)
10/15/41	4.733%	108,674	110,567

Commercial Mortgage Pass-Through Certificates Series 2013-RIA4 Class A2(a)(b)(f)
06/25/28	6.000%	4,872,706	4,752,438

GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(a)(b)
08/10/38	5.396%	5,930,960	5,987,662

GS Mortgage Securities Trust Series 2007-GG10 Class AM(a)(b)
08/10/45	5.804%	1,700,000	1,727,275

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-C3 Class A4(a)(f)
02/15/46	4.717%	175,000	188,845

Morgan Stanley Re-Remic Trust(a)(b)(f)
Series 2009-GG10 Class A4A
08/12/45	5.804%	1,200,000	1,311,095
Series 2010-GG10 Class A4A
08/15/45	5.804%	8,300,000	9,068,406

Motel 6 Trust Series 2012-MTL6 Class A1(a)(f)
10/05/25	1.500%	3,940,159	3,887,878

ORES NPL LLC Series 2013-LV2 Class A(a)(f)
09/25/25	3.081%	8,736,505	8,737,038

RIAL(a)(f)
06/20/28	2.500%	2,451,520	2,451,520

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rialto Real Estate Fund Series 2013-LT2 Class A(a)(f)
05/22/28	2.833%	9,131,486	9,146,808

SMA 1 LLC Series 2012-LV1 Class A(a)(f)
08/20/25	3.500%	5,849,233	5,866,064

VFC LLC Series 2013-1 Class A(a)(f)
03/20/26	3.130%	5,875,614	5,910,380

Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(a)(b)
10/15/44	5.239%	29,847	31,639

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $71,293,121)			70,530,973

Asset-Backed Securities — Agency —%
Small Business Administration Participation Certificates Series 2001-20H Class 1
08/01/21	6.340%	59,907	65,078

Total Asset-Backed Securities — Agency
(Cost: $59,907)			65,078

Asset-Backed Securities — Non-Agency 3.9%
Access Group, Inc. Series 2007A Class A2(b)
08/25/26	0.368%	1,618,405	1,602,518

American Credit Acceptance Receivables Trust(f)
Series 2012-2 Class A
07/15/16	1.890%	2,044,377	2,049,548
Series 2012-3 Class A
11/15/16	1.640%	3,192,539	3,192,482

Carlyle Global Market Strategies Series 2013-1A Class B(b)(f)
02/14/25	3.365%	3,600,000	3,632,576

Credit Suisse Mortgage Capital Certificates CMO Series 2013-SC1 Class 1A2(f)
04/05/21	5.637%	26,000,000	25,610,000

Encore Credit Receivables Trust Series 2005-4 Class 2A4(b)
01/25/36	0.505%	2,482,074	2,446,193

Exeter Automobile Receivables Trust Series 2012-2A Class B(f)
12/15/17	2.220%	1,850,000	1,856,653

First Investors Auto Owner Trust Series 2011-2A Class A2(f)
08/15/17	2.600%	719,108	720,542

Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(f)
07/06/38	2.668%	6,774,558	6,660,203

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Nomad CLO Ltd. Series 2013-1A Class B(b)(f)
01/15/25	3.230%	6,000,000	5,946,048

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(b)
07/01/21	0.748%	833,857	834,272

RAAC Series Series 2006-RP2 Class A(b)(f)
02/25/37	0.415%	3,085,443	2,972,728

SLM Student Loan Trust Series 2012-A Class A1(b)(f)
08/15/25	1.567%	1,402,952	1,414,625

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	1,400,000	1,414,527

Sierra Receivables Funding Co. LLC Series 2010-2A Class A(f)
11/20/25	3.840%	874,725	883,414

Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(b)
06/25/36	0.615%	1,055,500	1,050,693

SpringCastle America Funding LLC Series 2013-1A Class A(f)
04/03/21	3.750%	14,310,750	14,337,642

Total Asset-Backed Securities — Non-Agency
(Cost: $76,234,968)			76,624,664

Options Purchased Puts 1.0%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 3-Year Interest Rate Swap 1(i)
	1	2.25	11/02/15	5,863,830

Put - OTC 5-Year Interest Rate Swap 1(i)
	1	4.00	08/17/17	3,950,800

Put - OTC 5-Year Interest Rate Swap 2(i)
	1	1.85	06/02/14	1,213,978

Options Purchased Puts (continued)
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 5-Year Interest Rate Swap 3(i)
	1	2.00	03/13/14	2,759,663

Put - OTC 5-Year Interest Rate Swap 4(i)
	1	2.00	03/17/14	2,863,002

Put - OTC 5-Year Interest Rate Swap 5(i)
	1	2.00	03/17/14	2,868,582

Total Options Purchased Puts
(Cost: $14,167,163)				19,519,855

Repurchase Agreements 1.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

TD Securities dated 12/31/2013, matures 01/02/2014 repurchase price $20,000,000 (collateralized by U.S. Treasury Bill Total Market Value $20,400,052)
01/02/14	0.000%	20,000,000	20,000,000

Total Repurchase Agreements
(Cost: $20,000,000)			20,000,000

Money Market Funds 2.0%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(j)(k)		38,506,258	38,506,258

Total Money Market Funds
(Cost: $38,506,258)			38,506,258

Total Investments
(Cost: $2,390,710,201)			2,356,960,335

Other Assets & Liabilities, Net			(392,561,384)

Net Assets			1,964,398,951

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $2,153,685 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(1,325)	USD	(291,251,562)	April 2014	557,666	—
US 5YR NOTE	101	USD	12,050,562	March 2014	1,426	—
US 10YR NOTE	1,873	USD	230,466,806	March 2014	—	(2,155,753)

Total					559,092	(2,155,753)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)	Variable rate security.

(c)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $444,749,744 or 22.64% of net assets.

(g)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $3,288, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 8.188% 07/27/23	04/27/95	986

Comfed Savings Bank CMO Series 1987-1 Class A 3.488% 01/25/18	05/07/07	2,562

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $4,606,618, which represents 0.23% of net assets.

(i)	Purchased swaption contracts outstanding at December 31, 2013:

At December 31, 2013, cash totaling $17,125,000 was received from broker as collateral to cover open purchased swaption contracts.

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	2.000	March 2019	513,000,000	2,244,375	2,863,002

Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.000	March 2019	511,750,000	2,277,288	2,759,663

Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	1.850	June 2019	256,000,000	2,745,600	1,213,978

Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	August 2022	100,000,000	2,202,500	3,950,800

Put — OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	November 2018	300,000,000	2,847,000	5,863,830

Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.000	March 2019	514,000,000	1,850,400	2,868,582

Total							14,167,163	19,519,855

(j)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	69,911,812	1,576,144,135	(1,607,549,689)	38,506,258	92,983	38,506,258

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,556,331,383	2,977,635	1,559,309,018

Residential Mortgage-Backed Securities — Non-Agency	—	293,986,150	45,714,288	339,700,438

Commercial Mortgage-Backed Securities — Agency	—	232,704,051	—	232,704,051

Commercial Mortgage-Backed Securities — Non-Agency	—	68,079,453	2,451,520	70,530,973

Asset-Backed Securities — Agency	—	65,078	—	65,078

Asset-Backed Securities — Non-Agency	—	44,354,461	32,270,203	76,624,664

Total Bonds	—	2,195,520,576	83,413,646	2,278,934,222

Short-Term Securities

Repurchase Agreements	—	20,000,000	—	20,000,000

Total Short-Term Securities	—	20,000,000	—	20,000,000

Other

Options Purchased Puts	—	19,519,855	—	19,519,855

Total Other	—	19,519,855	—	19,519,855

Mutual Funds

Money Market Funds	38,506,258	—	—	38,506,258

Total Mutual Funds	38,506,258	—	—	38,506,258

Investments in Securities	38,506,258	2,235,040,431	83,413,646	2,356,960,335

Derivatives

Assets

Futures Contracts	559,092	—	—	559,092

Liabilities

Futures Contracts	(2,155,753)	—	—	(2,155,753)

Total	36,909,597	2,235,040,431	83,413,646	2,355,363,674

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2012	—	79,150,526	—	—	79,150,526

Accrued discounts/premiums	(62,909)	(41,866)	—	9,465	(95,310)

Realized gain (loss)	—	107,557	—	34,715	142,272

Change in unrealized appreciation (depreciation)(a)	(71,331)	207,068	—	52,111	187,848

Sales	—	(38,193,764)	(1,765,480)	(1,651,296)	(41,610,540)

Purchases	3,111,875	40,288,490	4,217,000	33,825,208	81,442,573

Transfers into Level 3	—	—	—	—	—

Transfers out of Level 3	—	(35,803,723)	—	—	(35,803,723)

Balance as of December 31, 2013	2,977,635	45,714,288	2,451,520	32,270,203	83,413,646

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $246,911, Residential Mortgage-Backed Securities — Agency of ($71,331), Residential Mortgage-Backed Securities — Non-Agency of $266,131 and Asset-Backed Securities — Non-Agency of $52,111.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential backed mortgage securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,332,203,943)	$2,298,454,077

Repurchase agreements (identified cost $20,000,000)	20,000,000

Affiliated issuers (identified cost $38,506,258)	38,506,258

Total investments (identified cost $2,390,710,201)	2,356,960,335

Cash	1,408,010

Receivable for:

Investments sold	531,912

Investments sold on a delayed delivery basis	125,111,958

Capital shares sold	1,002,084

Dividends	2,955

Interest	7,327,300

Variation margin	30,877

Prepaid expenses	6,078

Trustees’ deferred compensation plan	21,171

Total assets	2,492,402,680

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	523,372,930

Capital shares purchased	3,297,332

Variation margin	321,913

Investment management fees	623,088

Distribution and/or service fees	28,722

Transfer agent fees	104,570

Administration fees	111,146

Compensation of board members	50,674

Other expenses	72,183

Trustees’ deferred compensation plan	21,171

Total liabilities	528,003,729

Net assets applicable to outstanding capital stock	$1,964,398,951

Represented by

Paid-in capital	$1,997,530,682

Undistributed net investment income	33,910,857

Accumulated net realized loss	(31,696,061)

Unrealized appreciation (depreciation) on:

Investments	(33,749,866)

Futures contracts	(1,596,661)

Total — representing net assets applicable to outstanding capital stock	$1,964,398,951

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1

Net assets	$1,731,407,466

Shares outstanding	169,427,600

Net asset value per share	$10.22

Class 2

Net assets	$26,088,679

Shares outstanding	2,558,873

Net asset value per share	$10.20

Class 3

Net assets	$206,902,806

Shares outstanding	20,247,836

Net asset value per share	$10.22

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — affiliated issuers	$92,983

Interest	44,844,996

Total income	44,937,979

Expenses:

Investment management fees	6,637,700

Distribution and/or service fees

Class 2	73,674

Class 3	318,710

Transfer agent fees

Class 1	942,755

Class 2	17,682

Class 3	152,975

Administration fees	1,188,420

Compensation of board members	51,400

Custodian fees	51,197

Printing and postage fees	80,928

Professional fees	51,202

Other	15,140

Total expenses	9,581,783

Net investment income	35,356,196

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(26,533,621)

Futures contracts	4,712,867

Options contracts written	1,017,500

Net realized loss	(20,803,254)

Net change in unrealized appreciation (depreciation) on:

Investments	(45,105,230)

Futures contracts	(1,976,905)

Net change in unrealized appreciation (depreciation)	(47,082,135)

Net realized and unrealized loss	(67,885,389)

Net decrease in net assets from operations	$(32,529,193)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$35,356,196	$11,537,365

Net realized gain (loss)	(20,803,254)	10,386,148

Net change in unrealized appreciation (depreciation)	(47,082,135)	(799,460)

Net increase (decrease) in net assets resulting from operations	(32,529,193)	21,124,053

Distributions to shareholders

Net investment income

Class 1	(11,701,971)	(8,451,671)

Class 2	(147,448)	(251,133)

Class 3	(1,591,852)	(2,914,514)

Total distributions to shareholders	(13,441,271)	(11,617,318)

Increase (decrease) in net assets from capital stock activity	430,178,956	337,880,249

Total increase in net assets	384,208,492	347,386,984

Net assets at beginning of year	1,580,190,459	1,232,803,475

Net assets at end of year	$1,964,398,951	$1,580,190,459

Undistributed net investment income	$33,910,857	$11,536,286

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	60,510,461	625,414,186	52,822,495	552,322,207

Distributions reinvested	1,147,252	11,701,972	814,227	8,451,671

Redemptions	(10,785,885)	(111,120,673)	(17,082,761)	(179,127,241)

Net increase	50,871,828	525,995,485	36,553,961	381,646,637

Class 2 shares

Subscriptions	482,404	4,978,232	744,725	7,769,564

Distributions reinvested	14,470	147,448	24,217	251,133

Redemptions	(1,033,683)	(10,641,261)	(931,660)	(9,715,414)

Net decrease	(536,809)	(5,515,581)	(162,718)	(1,694,717)

Class 3 shares

Subscriptions	252,040	2,614,593	2,011,387	21,026,156

Distributions reinvested	155,911	1,591,851	280,511	2,914,514

Redemptions	(9,155,052)	(94,507,392)	(6,314,352)	(66,012,341)

Net decrease	(8,747,101)	(90,300,948)	(4,022,454)	(42,071,671)

Total net increase	41,587,918	430,178,956	32,368,789	337,880,249

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.49		$10.43		$10.38		$10.30

Income from investment operations:

Net investment income	0.20		0.10		0.10		0.07

Net realized and unrealized gain (loss)	(0.39)		0.08		0.06		0.12

Total from investment operations	(0.19)		0.18		0.16		0.19

Less distributions to shareholders:

Net investment income	(0.08)		(0.12)		(0.11)		(0.11)

Total distributions to shareholders	(0.08)		(0.12)		(0.11)		(0.11)

Net asset value, end of period	$10.22		$10.49		$10.43		$10.38

Total return	(1.83%)		1.69%		1.51%		1.83%

Ratios to average net assets(b)

Total gross expenses	0.49%		0.50%		0.55%		0.63	%(c)

Total net expenses(d)	0.49%		0.50%		0.55%		0.63	%(c)

Net investment income	1.94%		0.92%		1.01%		1.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,731,407		$1,243,687		$854,906		$733,781

Portfolio turnover	433	%(e)	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 176%, 109%, 66% and 203% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.46		$10.39		$10.36		$10.30

Income from investment operations:

Net investment income	0.16		0.07		0.08		0.05

Net realized and unrealized gain (loss)	(0.37)		0.08		0.04		0.11

Total from investment operations	(0.21)		0.15		0.12		0.16

Less distributions to shareholders:

Net investment income	(0.05)		(0.08)		(0.09)		(0.10)

Total distributions to shareholders	(0.05)		(0.08)		(0.09)		(0.10)

Net asset value, end of period	$10.20		$10.46		$10.39		$10.36

Total return	(1.99%)		1.47%		1.21%		1.59%

Ratios to average net assets(b)

Total gross expenses	0.74%		0.75%		0.76%		0.89	%(c)

Total net expenses(d)	0.74%		0.75%		0.76%		0.89	%(c)

Net investment income	1.59%		0.65%		0.81%		0.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$26,089		$32,395		$33,867		$1,985

Portfolio turnover	433	%(e)	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 176%, 109%, 66% and 203% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.49		$10.42		$10.37		$10.17		$9.95

Income from investment operations:

Net investment income	0.18		0.08		0.09		0.12		0.21

Net realized and unrealized gain (loss)	(0.39)		0.09		0.05		0.18		0.33

Total from investment operations	(0.21)		0.17		0.14		0.30		0.54

Less distributions to shareholders:

Net investment income	(0.06)		(0.10)		(0.09)		(0.10)		(0.32)

Total distributions to shareholders	(0.06)		(0.10)		(0.09)		(0.10)		(0.32)

Net asset value, end of period	$10.22		$10.49		$10.42		$10.37		$10.17

Total return	(1.96%)		1.62%		1.38%		3.00%		5.53%

Ratios to average net assets(a)

Total gross expenses	0.62%		0.63%		0.68%		0.76%		0.76%

Total net expenses(b)	0.62%		0.63%		0.68%		0.76%		0.76%

Net investment income	1.69%		0.78%		0.87%		1.15%		2.12%

Supplemental data

Net assets, end of period (in thousands)	$206,903		$304,109		$344,031		$417,768		$519,208

Portfolio turnover	433	%(c)	238	%(c)	92	%(c)	323	%(c)	428	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 176%, 109%, 66%, 203% and 350% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund), formerly Columbia Variable Portfolio — Short Duration U.S. Government Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

24	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S.

bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which

Annual Report 2013	25

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains and to manage exposure to duration and volatility. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

26	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

Contracts and premiums associated with options contracts written for the year ended December 31, 2013 are as follows:

Puts
	Contracts	Premiums ($)
Balance at December 31, 2012	—	—
Opened	200,000,000	2,037,500
Closed	(200,000,000)	(2,037,500)
Expired	—	—
Exercised	—	—
Balance at December 31, 2013	—	—

Swaption Contracts

Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates or to hedge the fair value of other Fund investments or as part of an investment strategy to manage exposure to duration and volatility. These instruments may be used for other purposes in future periods. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Options Purchased Puts(c)	19,519,855	—	19,519,855	—	17,125,000	—	2,394,855

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	559,092	*
Interest rate risk	Investments at value — unaffiliated issuers (for purchased options)	19,519,855
Total		20,078,947

Annual Report 2013	27

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,155,753	*
Total		2,155,753
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate risk	4,712,867	(513,077)	4,199,790

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate risk	(1,976,905)	6,363,752	4,386,847

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	41,452
Options contracts	22

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Repurchase Agreements	20,000,000	—	20,000,000	—	—	20,000,000	—
(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due to counterparties in the event of default.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The

Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

28	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts (variable subaccounts or variable accounts) are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

Annual Report 2013	29

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $5,524.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

(excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.600%	0.590%
Class 2	0.850	0.840
Class 3	0.725	0.715

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$459,646
Accumulated net realized loss	(459,645)
Paid-in capital	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

30	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	13,441,271	11,617,318

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,035,176
Unrealized depreciation	$(44,933,800)

At December 31, 2013, the cost of investments for federal income tax purposes was $2,401,894,135 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,057,162
Unrealized depreciation	(64,990,962)
Net unrealized depreciation	($44,933,800)

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	6,657,278
Unlimited short-term	15,164,997
Unlimited long-term	1,900,810
Total	23,723,085

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $10,136,649,404 and $9,651,184,037, respectively, for the year ended December 31, 2013, of which $9,298,764,991 and $9,106,196,526, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 98.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Annual Report 2013	31

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — U.S. Government Mortgage Fund (formerly Columbia Variable Portfolio — Short Duration U.S. Government Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Government Mortgage Fund (formerly Columbia Variable Portfolio — Short Duration U.S. Government Fund) (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	33

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

34	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	35

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

36	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	37

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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Columbia Variable Portfolio – U.S. Government Mortgage Fund

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Annual Report 2013	39

Columbia Variable Portfolio – U.S. Government Mortgage Fund

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40	Annual Report 2013

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Variable Portfolio – U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6489 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Cash Management Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Cash Management Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Cash Management Fund (the Fund) Class 3 shares returned 0.01% for the 12-month period that ended December 31, 2013.

>

The Fund’s annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended December 31, 2013. Generally, seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown.

>	The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.01	0.02	1.48
Class 2*	05/03/10	0.01	0.02	1.49
Class 3	10/13/81	0.01	0.02	1.49

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 36% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 0.01%. The Fund’s annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended December 31, 2013. Generally, seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown. The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Government Gridlock and Pending Reform Kept Investors Cautious

Several factors impacted the money markets during the annual period. First, while yields at the very short-term end of the U.S. Treasury yield curve were stable at extremely low levels, lack of leadership in Washington D.C. over the federal budget and debt limit kept investors cautious. Second, the Federal Reserve (the Fed) continued to apply unprecedented amounts of unconventional monetary policy in an effort to prime economic activity. However, just as the U.S. economy began to perform better, the discord in Congress over the budget became so great that the U.S. government had to partially shut down for several weeks, and fear the U.S. government might default on debt payments caused dislocations in the yield and credit curves. A last minute temporary bargain assured that debt payments would be made by the U.S. for the near future, but a lasting agreement would have to wait. Third, the Securities & Exchange Commission (SEC) made overtures toward a second round of money market reform. Several measures were proposed to increase transparency, including a proposal for money market fund net asset values to float. Most expect a final rule to be adopted some time in 2014.

As regulators honed in on final rules to increase liquidity and reduce risk in money markets, money market yields moved marginally lower. As a result, most banks, long reliant on wholesale funding in the commercial paper markets, and active players in collateral repurchase agreements began to reduce activity in these areas, causing a reduction in issuance of high quality paper to the money markets. Indeed, according to the Fed, issuance of high quality commercial paper saw a reduction of $55 billion in 2013. Meanwhile, money market fund demand for short-term high quality paper remained high during the annual period as concerns over solvency in Cypriot bank deposits sent shockwaves through Europe, and concerns domestically over the U.S. government shutdown and talk of a U.S. default kept investors’ risk tolerance low.

Overall, the money market yield curve was unchanged, remaining relatively flat on a historic basis, meaning the differential between longer-term and shorter-term money market securities was quite narrow. The money market yield curve did invert for a brief period, meaning longer-term money market security yields

Portfolio Management

Leonard Aplet, CFA

John McColley

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Commercial Paper	18.6
Asset-Backed Securities — Non Agency	3.9
Certificates of Deposit	16.0
Commercial Paper	35.3
Repurchase Agreements	6.0
Treasury Bills	8.8
U.S. Government & Agency Obligations	11.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013	3

Columbia Variable Portfolio – Cash Management Fund

Manager Discussion of Fund Performance (continued)

became lower than yields on shorter-term money market securities. This occurred during the U.S. debt ceiling crisis in late September/early October, as shorter-term maturities saw their yields rise dramatically with investor fears that those issues might suffer a technical default while politicians in Washington D.C. debated increasing the debt limit.

Fund Strategy Navigated Political Risk

Given the low yields and flatness of the money market yield curve, there was little advantage to be gained from interest rate positioning. However, the Fund was positioned well for the political risks experienced during 2013. Most significantly, perhaps, we correctly assumed inaction in Washington D.C. would lead to a brush with technical default, and we began to position the Fund accordingly in July and August for the late September/early October event. While some other money market funds in the industry made headlines for having to quickly sell U.S. Treasuries deemed at risk, we deftly avoided owning those issues altogether.

Given the conditions in the money markets, our weighted average maturity strategy for the Fund was heavily influenced by an effort to stay relatively short and to increase the Fund’s liquidity through both overnight and seven-day maturity securities. (Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio.) Therefore, the Fund’s weighted average maturity was usually within a range of 35 to 40 days. The Fund’s weighted average maturity did extend to near 50 days on a couple of occasions, specifically when asset-backed security issuance was heavier in February 2013 and again in late October 2013 following the Congressional agreement to extend the U.S. debt ceiling. The Fund’s weighted average maturity stood at 38 days on December 31, 2013, due primarily to year-end supply/demand factors, and to the rolling down the curve of longer maturities, such as the asset-backed securities added to the Fund in late October and early November. (Rolling down the curve means holding a security over a period of time during which its maturity naturally shortens.)

Similarly, our emphasis on increasing liquidity in the Fund, especially during the second half of the annual period, led us to focus holdings in one-month to three-month securities, including commercial paper, certificates of deposit and agency discount notes — in addition to allocations in overnight repurchase agreements, time deposits and commercial paper. Additionally, we sought to maintain exposure to money market tranches (or groups of related securities) of asset-backed securities, as these collateralized securities offered attractive yield, in our view. However, because of their longer weighted average maturity, the Fund’s exposure to asset-backed securities was limited to approximately 5% of the Fund’s net asset value. Overall, our investment strategy enabled the Fund to weather the potential technical default by the U.S. and maintain ample liquidity.

Emphasis on Liquidity Drove Portfolio Changes

As mentioned above, given the poor risk/reward balance offered in the money markets during the annual period, we tended to maintain the Fund’s weighted average maturity in the middle of the allowable money market range, making strategic adjustments as market conditions and seasonal phenomena shifted, and chose to emphasize investment in high quality shorter maturities in an effort to maintain high levels of liquidity.

4	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

As we look toward 2014, we currently believe the same challenges that faced us during the annual period may well persist. Once again, Congress will need to raise the U.S. debt limit early in the new year to avoid another potential brush with technical default. Also, during the first half of 2014, we believe we are likely to see new SEC rules for money market funds. Although the adoption of such rules is likely to stretch out over a period of nearly two years, compliance with any new regulation is likely to increase competition for investors. Thus, we enter the new year with a cautious tone. Within the Fund, we currently intend to maintain weighted average maturity in the middle of the allowable money market range and continue to favor higher levels of liquidity until a meaningful debt extension agreement can be put in place. As for the Fed, with the beginning of the tapering of its asset purchases in January 2014, we intend to monitor the central bank’s actions and statements closely for indications when other policy changes might occur. We also currently expect to look more closely at floating rate issuance in 2014 should the market begin to anticipate an increase in the targeted federal funds rate and as the U.S. Treasury introduces its new floating rate Treasury notes. Capital preservation continues to remain our number one focus.

Annual Report 2013	5

Columbia Variable Portfolio – Cash Management Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,025.02	0.46	0.46	0.09
Class 2	1,000.00	1,000.00	1,000.10	1,025.02	0.46	0.46	0.09
Class 3	1,000.00	1,000.00	1,000.10	1,025.02	0.46	0.46	0.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2013, the annualized expense ratios would have been 0.45% for Class 1, 0.70% for Class 2 and 0.58% for Class 3. The actual expenses paid would have been $2.29 for Class 1, $3.57 for Class 2 and $2.96 for Class 3; the hypothetical expenses paid would have been $2.32 for Class 1, $3.61 for Class 2 and $2.99 for Class 3.

6	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 18.6%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a)
02/27/14	0.180%	11,000,000	10,996,865

FCAR Owner Trust Series I
02/03/14	0.190%	9,000,000	8,998,432

Fairway Finance Co. LLC(a)
01/16/14	0.180%	12,000,000	11,999,050

Liberty Street Funding LLC(a)
01/02/14	0.010%	21,000,000	20,999,994

MetLife Short Term Funding LLC(a)
01/22/14	0.110%	20,000,000	19,998,717

Old Line Funding LLC(a)
01/14/14	0.160%	6,000,000	5,999,632
01/17/14	0.130%	6,000,000	5,999,627
02/25/14	0.180%	5,000,000	4,998,625

Regency Markets No. 1 LLC(a)
01/15/14	0.130%	9,000,000	8,999,510
01/17/14	0.130%	10,500,000	10,499,347

Thunder Bay Funding LLC(a)
01/15/14	0.160%	6,000,000	5,999,603
03/17/14	0.170%	5,286,000	5,284,128
03/25/14	0.170%	10,000,000	9,996,080

Total Asset-Backed Commercial Paper
(Cost: $130,769,610)			130,769,610

Commercial Paper 35.3%
Banking 10.0%
HSBC USA, Inc.
04/04/14	0.180%	20,000,000	19,990,700

Royal Bank of Canada
01/13/14	0.060%	20,000,000	19,999,600

State Street Corp.
01/08/14	0.130%	10,000,000	9,999,709
03/05/14	0.160%	10,000,000	9,997,200

Wells Fargo & Co.
02/13/14	0.130%	10,000,000	9,998,447

Total			69,985,656

Consumer Products 3.0%
Procter & Gamble Co. (The)(a)
02/11/14	0.100%	7,000,000	6,999,203
03/03/14	0.080%	14,000,000	13,998,102

Total			20,997,305

Integrated Energy 5.4%
Chevron Corp.(a)
01/03/14	0.050%	6,000,000	5,999,977
02/20/14	0.070%	15,000,000	14,998,542

Exxon Mobil Corp.
01/07/14	0.050%	12,000,000	11,999,880
01/31/14	0.070%	5,000,000	4,999,708

Total			37,998,107

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Life Insurance 3.1%
New York Life Capital Corp.(a)
02/11/14	0.100%	12,000,000	11,998,633
02/19/14	0.100%	10,000,000	9,998,639

Total			21,997,272

Non-Captive Diversified 2.9%
General Electric Capital Corp.
01/02/14	0.030%	20,000,000	19,999,972

Pharmaceuticals 5.4%
Merck & Co., Inc.(a)
02/24/14	0.070%	12,000,000	11,998,740

Pfizer, Inc.(a)
03/06/14	0.080%	9,000,000	8,998,720

Roche Holdings, Inc.(a)
01/27/14	0.040%	4,000,000	3,999,885
02/12/14	0.050%	6,000,000	5,999,650
02/21/14	0.050%	7,000,000	6,999,504

Total			37,996,499

Property & Casualty 0.8%
Travelers Co., Inc.(a)
01/08/14	0.030%	5,500,000	5,499,968

Technology 2.0%
International Business Machines Co.(a)
01/16/14	0.050%	1,000,000	999,979
01/17/14	0.050%	13,000,000	12,999,711

Total			13,999,690

Transportation Services 2.8%
NetJets, Inc.(a)
01/13/14	0.040%	20,000,000	19,999,733

Total Commercial Paper
(Cost: $248,474,202)			248,474,202

Certificates of Deposit 16.1%
Australia & New Zealand Banking Group
01/07/14	0.050%	21,000,000	21,000,000

Bank of Montreal
01/06/14	0.020%	21,000,000	21,000,000

Branch Banking and Trust Co.
01/29/14	0.100%	20,000,000	20,000,000

Canadian Imperial Bank of Commerce
01/03/14	0.030%	21,000,000	21,000,000

Toronto Dominion Bank
01/23/14	0.110%	20,000,000	20,000,000

Wells Fargo Bank
02/10/14	0.140%	10,000,000	10,000,000

Total Certificates of Deposit
(Cost: $113,000,000)			113,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2013

U.S. Government & Agency Obligations 11.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
01/02/14	0.010%	23,390,000	23,389,989
01/03/14	0.020%	11,000,000	10,999,979
01/10/14	0.030%	10,000,000	9,999,912
02/28/14	0.060%	4,000,000	3,999,581
03/12/14	0.090%	3,000,000	2,999,475

Federal Home Loan Banks
01/30/14	0.090%	4,000,000	3,999,929
03/28/14	0.120%	8,000,000	7,998,920
07/29/14	0.200%	4,000,000	4,000,000
09/19/14	0.210%	4,000,000	4,000,000
10/07/14	0.235%	4,000,000	4,000,000

Federal National Mortgage Association
01/02/14	0.010%	4,815,000	4,814,997

Total U.S. Government & Agency Obligations
(Cost: $80,202,782)			80,202,782

Repurchase Agreements 6.0%
Barclays Bank PLC dated 12/31/13, matures 01/02/14, repurchase price $11,900,000 (collateralized by U.S. Treasury Note Total Market Value $11,900,026)
	0.000%	11,900,000	11,900,000
RBC Capital Markets LLC dated 12/31/13, matures 01/02/14, repurchase price $15,000,000 (collateralized by U.S. Treasury Bond Total Market Value $15,300,023)
	0.000%	15,000,000	15,000,000
TD Securities dated 12/31/13, matures 01/02/14, repurchase price $15,000,000 (collateralized by U.S. Treasury Bond Total Market Value $15,300,046)
	0.000%	15,000,000	15,000,000

Total Repurchase Agreements
(Cost: $41,900,000)			41,900,000

Treasury Bills 8.8%
U.S. Treasury Bills
01/02/14	0.010%	29,600,000	29,599,988
01/09/14	0.020%	25,000,000	24,999,903
01/16/14	0.010%	7,300,000	7,299,970

Total Treasury Bills
(Cost: $61,899,861)			61,899,861

Asset-Backed Securities – Non-Agency 3.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
ABS Other 1.3%
CIT Equipment Collateral Series 2013-VT1 Class A1(b)
11/20/14	0.300%	880,554	880,554

CNH Equipment Trust Series 2013-C Class A1
09/15/14	0.250%	2,836,654	2,836,654

GE Equipment Small Ticket LLC Series 2013-1A Class A1(b)
08/25/14	0.230%	2,257,633	2,257,633

GE Equipment Transportation LLC Series 2013-2 Class A1
10/24/14	0.260%	2,029,697	2,029,697

MMAF Equipment Finance LLC Series 2013-AA Class A1(b)
09/05/14	0.280%	1,540,934	1,540,934

Total			9,545,472

Car Loan 2.6%
ARI Fleet Lease Trust Series 2013-A Class A1(b)
04/15/14	0.260%	472,373	472,373

AmeriCredit Automobile Receivables Trust Series 2013-5 Class A1
12/05/14	0.250%	880,884	880,884

CarMax Auto Owner Trust Series 2013-4 Class A1
11/17/14	0.240%	2,876,984	2,876,984

Enterprise Fleet Financing LLC(b) Series 2013-1 Class A1
03/20/14	0.260%	200,011	200,011
Series 2013-2 Class A1
08/20/14	0.290%	2,147,147	2,147,147

Honda Auto Receivables Owner Trust Series 2013-4 Class A1
11/18/14	0.240%	3,239,518	3,239,518

Hyundai Auto Lease Securitization Trust Series 2013-B Class A1(b)
08/15/14	0.250%	901,821	901,821

M&T Bank Auto Receivables Trust Series 2013-1A Class A1(b)
09/15/14	0.250%	3,312,043	3,312,043

Mercedes-Benz Auto Lease Trust Series 2013-A Class A1
05/15/14	0.270%	650,426	650,426

Nissan Auto Lease Trust Series 2013-B Class A1
11/17/14	0.240%	1,881,564	1,881,564

SMART Trust Series 2013-2US Class A1
05/14/14	0.260%	528,767	528,767

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2013

Asset-Backed Securities – Non-Agency (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
World Omni Automobile Lease Securitization Trust Series 2013-A Class A1
10/10/14	0.250%	1,120,574	1,120,574

Total			18,212,112

Total Asset-Backed Securities – Non-Agency
(Cost: $27,757,584)			27,757,584

Total Investments
(Cost: $704,004,039)			704,004,039

Other Assets & Liabilities, Net			(999,552)

Net Assets			703,004,487

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $263,260,164 or 37.45% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $11,712,516 or 1.67% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	130,769,610	—	130,769,610

Commercial Paper	—	248,474,202	—	248,474,202

Certificates of Deposit	—	113,000,000	—	113,000,000

U.S. Government & Agency Obligations	—	80,202,782	—	80,202,782

Repurchase Agreements	—	41,900,000	—	41,900,000

Treasury Bills	—	61,899,861	—	61,899,861

Total Short-Term Securities	—	676,246,455	—	676,246,455

Bonds

Asset-Backed Securities — Non-Agency	—	27,757,584	—	27,757,584

Total Bonds	—	27,757,584	—	27,757,584

Total	—	704,004,039	—	704,004,039

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

(identified cost $662,104,039)	$662,104,039

Repurchase agreements (identified cost $41,900,000)	41,900,000

Total investments (identified cost $704,004,039)	704,004,039

Cash	542,636

Receivable for:

Investments sold	24,999,319

Capital shares sold	153,441

Interest	21,108

Expense reimbursement due from Investment Manager	297,244

Prepaid expenses	3,593

Trustees’ deferred compensation plan	41,661

Total assets	730,063,041

Liabilities

Payable for:

Investments purchased	24,999,903

Capital shares purchased	1,561,755

Dividend distributions to shareholders	193

Investment management fees	207,058

Distribution and/or service fees	46,400

Transfer agent fees	37,646

Administration fees	36,701

Compensation of board members	49,100

Other expenses	78,137

Trustees’ deferred compensation plan	41,661

Total liabilities	27,058,554

Net assets applicable to outstanding capital stock	$703,004,487

Represented by

Paid-in capital	$705,617,192

Excess of distributions over net investment income	(78,491)

Accumulated net realized loss	(2,534,214)

Total — representing net assets applicable to outstanding capital stock	$703,004,487

Class 1

Net assets	$303,071,407

Shares outstanding	303,047,048

Net asset value per share	$1.00

Class 2

Net assets	$20,956,839

Shares outstanding	20,957,482

Net asset value per share	$1.00

Class 3

Net assets	$378,976,241

Shares outstanding	378,944,859

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Cash Management Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Interest	$849,922

Total income	849,922

Expenses:

Investment management fees	2,456,629

Distribution and/or service fees

Class 2	39,236

Class 3	514,174

Transfer agent fees

Class 1	190,438

Class 2	9,417

Class 3	246,795

Administration fees	434,427

Compensation of board members	31,402

Custodian fees	22,941

Printing and postage fees	156,129

Professional fees	37,185

Other	14,995

Total expenses	4,153,768

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,365,897)

Total net expenses	787,871

Net investment income	62,051

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	373

Net realized gain	373

Net realized and unrealized gain	373

Net increase in net assets resulting from operations	$62,424

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$62,051	$78,825

Net realized gain	373	73,251

Net increase in net assets resulting from operations	62,424	152,076

Distributions to shareholders

Net investment income

Class 1	(31,631)	(30,465)

Class 2	(1,569)	(820)

Class 3	(41,000)	(49,767)

Total distributions to shareholders	(74,200)	(81,052)

Increase (decrease) in net assets from capital stock activity	(79,282,779)	(90,627,209)

Total decrease in net assets	(79,294,555)	(90,556,185)

Net assets at beginning of year	782,299,042	872,855,227

Net assets at end of year	$703,004,487	$782,299,042

Excess of distributions over net investment income	$(78,491)	$(29,068)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Cash Management Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	6,624,850	6,624,850	50,905,616	50,905,616

Fund merger	62,585,727	62,585,732	—	—

Distributions reinvested	31,814	31,814	30,355	30,355

Redemptions	(90,364,516)	(90,364,517)	(9,943,526)	(9,943,526)

Net increase (decrease)	(21,122,125)	(21,122,121)	40,992,445	40,992,445

Class 2 shares

Subscriptions	36,797,961	36,797,960	9,407,991	9,407,991

Distributions reinvested	1,570	1,570	819	819

Redemptions	(24,066,343)	(24,066,343)	(10,959,055)	(10,959,055)

Net increase (decrease)	12,733,188	12,733,187	(1,550,245)	(1,550,245)

Class 3 shares

Subscriptions	51,969,701	51,969,701	34,068,883	34,068,883

Distributions reinvested	41,264	41,264	49,717	49,717

Redemptions	(122,904,810)	(122,904,810)	(164,188,009)	(164,188,009)

Net decrease	(70,893,845)	(70,893,845)	(130,069,409)	(130,069,409)

Total net decrease	(79,282,782)	(79,282,779)	(90,627,209)	(90,627,209)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
Class 1	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01	%(c)

Ratios to average net assets

Total gross expenses	0.48%		0.47%		0.47%		0.51	%(d)

Total net expenses(e)	0.10%		0.14%		0.15%		0.23	%(d)

Net investment income	0.01%		0.01%		0.01%		0.01	%(d)

Supplemental data

Net assets, end of period (in thousands)	$303,071		$324,195		$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.02%

Ratios to average net assets

Total gross expenses	0.73%		0.72%		0.71%		0.76	%(c)

Total net expenses(d)	0.10%		0.14%		0.15%		0.23	%(c)

Net investment income	0.01%		0.01%		0.01%		0.00	%(b)(c)

Supplemental data

Net assets, end of period (in thousands)	$20,957		$8,224		$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to zero.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights (continued)

	Year ended December 31,
Class 3	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Increase from payments by affiliate	—		—		—		0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Proceeds from regulatory settlements	—		—		—		—		(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01	%(b)	0.16	%(c)

Ratios to average net assets

Total gross expenses	0.61%		0.60%		0.59%		0.62%		0.64%

Total net expenses(d)	0.11%		0.14%		0.16%		0.22%		0.47	%(e)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.07%

Supplemental data

Net assets, end of period (in thousands)	$378,976		$449,880		$579,896		$621,642		$959,022

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio – Cash Management Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

18	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2013

Offsetting of Financial Assets

The following table presents the Fund’s gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of December 31, 2013:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Repurchase Agreements	41,900,000	—	41,900,000	—	—	41,900,000	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts (of Contracts, Qualified Plans and Qualified Investors) are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013	19

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.33% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $3,071.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	April 27, 2013 through April 30, 2014	Prior to April 27, 2013
Class 1	0.450%	0.460%
Class 2	0.700	0.710
Class 3	0.575	0.585

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program,

20	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2013

dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 7) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(37,274)
Accumulated net realized loss	(2,777)
Paid-in capital	40,051

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	74,200	81,052

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,922

At December 31, 2013, the cost of investments for federal income tax purposes was $704,004,039.

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2014	2,520
2016	210,492
2017	2,314,650
2018	6,554
Total	2,534,216

For the year ended December 31, 2013, $371 of capital loss carryforward was utilized and $1,459 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 92.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility

Annual Report 2013	21

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2013

matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 7. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio—Money Market Fund, a series of Columbia Funds Variable Insurance Trust (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $703,069,052 and the combined net assets immediately after the acquisition were $765,654,784.

The merger was accomplished by a tax-free exchange of 62,585,727 shares of the acquired fund valued at $62,585,732.

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	62,585,727

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2013, the Fund’s pro-forma net investment loss and net decrease in net assets from operations for the year ended December 31, 2013 would have been approximately $0.0.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

22	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2013

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	23

Columbia Variable Portfolio – Cash Management Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Cash Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Cash Management Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

24	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	25

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003- 2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

26	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006- 2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	27

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

28	Annual Report 2013

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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Columbia Variable Portfolio – Cash Management Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	33

Columbia Variable Portfolio – Cash Management Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the Investment objectives, risks, charges and expenses of the Fund and the Investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6637 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – High Yield Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – High Yield Bond Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — High Yield Bond Fund (the Fund) Class 3 shares returned 6.07% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash-Pay Constrained Index, which returned 7.37% over the same period.

>	The Fund had a less aggressive risk profile than the benchmark during the period. Because risk was in favor, this detracted from performance.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.19	17.97	8.38
Class 2*	05/03/10	5.98	17.69	8.16
Class 3	05/01/96	6.07	17.84	8.32
BofAML U.S. High Yield Cash-Pay Constrained Index		7.37	18.50	8.37

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The BofAML U.S. High Yield Cash-Pay Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – High Yield Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Corporate Bonds & Notes	90.9
Limited Partnerships	0.0	(a)
Money Market Funds	2.4
Senior Loans	6.7
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2013)
BBB rating	1.8
BB rating	36.5
B rating	42.7
CCC rating	18.2
Not rated	0.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody's, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 6.07%. The Fund’s benchmark, the BofAML U.S. High Yield Cash-Pay Constrained Index, returned 7.37% over the same period. Throughout the fixed-income universe, lower quality securities tended to outperform higher quality issues, and the Fund lagged the benchmark in large part because it didn’t own certain credits at the lowest levels of the quality spectrum.

A Favorable Environment for High Yield Bonds

Whereas most segments of the fixed-income markets struggled in 2013 because of the steady rise in longer-term interest rates, the dynamics of the high-yield market were far more favorable. Borrowing costs remained low by historical standards, investors in search of extra yields flocked into risk assets and companies in the high-yield universe were able to improve their balance sheets by tapping the equity markets through initial public offerings and secondary equity offerings. Default rates came in well below expectations, so it was not a surprise that high-yield securities prospered.

The Fund successfully rode the high-yield wave, with two exceptions. First, the Fund’s selections among CCC rated securities were less aggressive than those in the benchmark, and this approach created an opportunity cost given the degree to which these lower-quality credits outperformed. Second, the Fund’s maturity profile overweighted the 7-10 year segment of the market, and these intermediate maturities were hit especially hard beginning in May, after Federal Reserve Chairman Bernanke signaled that some tapering of its monthly bond purchases, known as quantitative easing, was on the horizon. In terms of specific investments, the Fund was hurt somewhat by its overweight allocations to the energy and telecom sectors.

Adjustments to the Portfolio

Beginning in the first quarter of the year, the Fund implemented a hedging program that reduced but did not eliminate the overweight to the 7-10 year part of the curve, the idea being to create a more market-neutral maturity profile. As the year went on, the Fund also adjusted its credit profile, slightly reducing its allocation to B rated securities in favor of CCC rated issues. Each of these efforts aided relative performance.

At the industry level, the Fund was aided by increasing its allocation to the software/services sector. The hotel and gaming industries were also increased during the course of the year, while the Fund decreased its commitment to the healthcare and media sectors.

Looking Ahead

At this time, we believe the environment for high-yield securities continues to appear favorable for the year ahead, especially in terms of credit fundamentals. Corporate earnings prospects are currently reasonable, while default rates are expected to remain low. The likelihood that interest rates will continue to rise suggests that high yield bonds should continue to be an attractive alternative to other fixed-income classes. Valuations, however, begin 2014 at higher levels than a year ago. We do not feel that this is the time to stretch for extra yields by adding significant risk to the portfolio. We believe that credit selection will be a key driver of performance in the coming year, and the Fund’s strategy will be to maintain its disciplined credit selection in order to take advantage of opportunities in the marketplace as they arise.

4	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.70	1,021.81	3.76	3.71	0.72
Class 2	1,000.00	1,000.00	1,051.00	1,020.54	5.07	4.99	0.97
Class 3	1,000.00	1,000.00	1,050.50	1,021.15	4.44	4.38	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	5

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 90.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	3,745,000	3,482,850

Bombardier, Inc. Senior Notes(a)
01/15/23	6.125%	634,000	630,830

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	1,932,000	2,086,560

Oshkosh Corp.
03/01/20	8.500%	1,710,000	1,889,550

TransDigm, Inc.
10/15/20	5.500%	126,000	123,165
07/15/21	7.500%	1,184,000	1,272,800

Total			9,485,755

Automotive 2.9%
Allison Transmission, Inc.(a)
05/15/19	7.125%	1,574,000	1,699,920

American Axle & Manufacturing, Inc.
02/15/19	5.125%	865,000	888,788
03/15/21	6.250%	1,047,000	1,112,437

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	266,000	293,930
06/15/21	8.250%	896,000	1,019,200

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	1,890,000	2,031,750

General Motors Co. Senior Unsecured(a)
10/02/23	4.875%	1,920,000	1,944,000

Jaguar Land Rover Automotive PLC(a)
12/15/18	4.125%	968,000	974,050
02/01/23	5.625%	567,000	567,000

Lear Corp.
03/15/20	8.125%	202,000	223,210

Schaeffler Finance BV(a) Senior Secured
02/15/19	8.500%	1,097,000	1,236,867
05/15/21	4.750%	1,052,000	1,049,370

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	855,000	906,300

Titan International, Inc. Senior Secured(a)
10/01/20	6.875%	832,000	866,320

Visteon Corp.
04/15/19	6.750%	2,128,000	2,261,000

Total			17,074,142

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.9%
Ally Financial, Inc.
03/15/20	8.000%	6,223,000	7,459,821
09/15/20	7.500%	1,047,000	1,219,755

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	2,456,000	2,763,000

Total			11,442,576

Brokerage 0.8%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	1,559,000	1,673,976

Nuveen Investments, Inc.(a) Senior Unsecured
10/15/17	9.125%	389,000	389,000
10/15/20	9.500%	2,392,000	2,397,980

Total			4,460,956

Building Materials 1.7%
Allegion US Holding Co., Inc.(a)
10/01/21	5.750%	1,070,000	1,112,800

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	1,821,000	1,825,552

Gibraltar Industries, Inc.
02/01/21	6.250%	470,000	482,925

HD Supply, Inc.
07/15/20	7.500%	2,145,000	2,311,237
07/15/20	11.500%	860,000	1,026,625

Interface, Inc.
12/01/18	7.625%	504,000	541,800

Nortek, Inc.
12/01/18	10.000%	339,000	374,171
04/15/21	8.500%	1,545,000	1,711,088

USG Corp.(a)
11/01/21	5.875%	437,000	455,573

Total			9,841,771

Chemicals 2.2%
Celanese U.S. Holdings LLC
06/15/21	5.875%	553,000	588,945

Huntsman International LLC
11/15/20	4.875%	703,000	692,455
03/15/21	8.625%	175,000	197,750

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	1,650,000	1,893,375

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	1,905,000	2,005,012
10/15/20	10.000%	302,000	316,345

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp. Secured(a)
05/01/18	8.750%	5,209,000	5,632,231

SPCM SA Senior Unsecured(a)
01/15/22	6.000%	276,000	291,180

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(a)
05/01/21	7.375%	1,535,000	1,636,694

Total			13,253,987

Construction Machinery 2.5%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	708,000	752,250

CNH Capital LLC
04/15/18	3.625%	1,200,000	1,216,500

Case New Holland, Inc.
12/01/17	7.875%	4,976,000	5,871,680

Columbus McKinnon Corp.
02/01/19	7.875%	674,000	726,235

H&E Equipment Services, Inc.
09/01/22	7.000%	227,000	247,430

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	2,536,000	2,669,140

United Rentals North America, Inc.
05/15/20	7.375%	851,000	943,546
04/15/22	7.625%	916,000	1,017,905
Senior Unsecured
02/01/21	8.250%	1,025,000	1,155,688

Total			14,600,374

Consumer Cyclical Services 2.0%
APX Group, Inc.
12/01/20	8.750%	2,659,000	2,712,180
Senior Secured
12/01/19	6.375%	2,973,000	3,017,595

APX Group, Inc.(a)
12/01/20	8.750%	533,000	542,328

Corrections Corp. of America
05/01/23	4.625%	1,290,000	1,215,825

Goodman Networks, Inc.(a) Senior Secured
07/01/18	12.125%	815,000	863,900
07/01/18	13.125%	1,232,000	1,305,920

Monitronics International, Inc.
04/01/20	9.125%	1,395,000	1,482,187

Service Corp., International Senior Unsecured(a)
01/15/22	5.375%	695,000	703,688

Total			11,843,623

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 1.6%
Alphabet Holding Co., Inc. Senior Unsecured(a)
11/01/17	7.750%	853,000	879,656

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	598,000	645,840

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	1,981,000	2,149,385

Spectrum Brands Escrow Corp.(a)
11/15/20	6.375%	1,397,000	1,491,298
11/15/22	6.625%	722,000	768,028

Spectrum Brands, Inc.
03/15/20	6.750%	1,532,000	1,648,815

Springs Window Fashions LLC Senior Secured(a)
06/01/21	6.250%	1,514,000	1,527,247

Tempur Sealy International, Inc.
12/15/20	6.875%	458,000	499,220

Total			9,609,489

Diversified Manufacturing 1.0%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	2,451,000	2,573,550

Gardner Denver, Inc. Senior Unsecured(a)
08/15/21	6.875%	1,773,000	1,768,568

Hamilton Sundstrand Corp. Senior Unsecured(a)
12/15/20	7.750%	1,628,000	1,725,680

Total			6,067,798

Electric 0.6%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	1,290,000	1,509,300
07/01/21	7.375%	206,000	232,265

Calpine Corp.(a) Senior Secured
02/15/21	7.500%	1,549,000	1,696,155
01/15/22	6.000%	353,000	360,943

Total			3,798,663

Entertainment 1.5%
AMC Entertainment, Inc.
06/01/19	8.750%	1,582,000	1,690,762
12/01/20	9.750%	1,388,000	1,587,525

Activision Blizzard, Inc.(a)
09/15/21	5.625%	3,684,000	3,812,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	1,170,000	1,155,375

United Artists Theatre Circuit, Inc.(b)(c) 1995-A Pass-Through Certificates
07/01/15	9.300%	574,992	574,992
07/01/15	9.300%	187,890	187,890

Total			9,009,484

Environmental 0.3%
Clean Harbors, Inc.
08/01/20	5.250%	1,186,000	1,221,580
06/01/21	5.125%	535,000	540,350

Total			1,761,930

Food and Beverage 0.9%
ARAMARK Corp.(a)
03/15/20	5.750%	1,201,000	1,255,045

B&G Foods, Inc.
06/01/21	4.625%	2,242,000	2,152,320

Darling Escrow Corp. Senior Unsecured(a)(d)
01/15/22	5.375%	996,000	1,003,470

Pinnacle Foods Finance LLC/Corp.(a)
05/01/21	4.875%	986,000	931,770

Total			5,342,605

Gaming 4.3%
Boyd Gaming Corp.
07/01/20	9.000%	265,000	290,175

Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	1,143,000	1,100,138
02/15/20	9.000%	2,230,000	2,168,675

MGM Resorts International
03/01/18	11.375%	2,059,000	2,614,930
10/01/20	6.750%	185,000	197,950
12/15/21	6.625%	1,853,000	1,959,548

PNK Finance Corp.(a)
08/01/21	6.375%	2,143,000	2,191,217

Penn National Gaming, Inc. Senior Unsecured(a)
11/01/21	5.875%	765,000	757,350

Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	3,265,000	3,575,175
Senior Unsecured
10/01/20	7.804%	705,000	743,909

Seneca Gaming Corp.(a)
12/01/18	8.250%	1,745,000	1,875,875

Studio City Finance Ltd.(a)
12/01/20	8.500%	1,971,000	2,197,665

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	1,185,000	1,143,525

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,259,000	4,726,526

Total			25,542,658

Gas Pipelines 4.8%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	957,000	1,019,205
05/15/23	4.875%	2,415,000	2,330,475

El Paso LLC Senior Secured
09/15/20	6.500%	4,416,000	4,704,264

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	5,314,000	5,699,265

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,547,000	1,647,555
02/15/23	5.500%	2,451,000	2,469,382
07/15/23	4.500%	935,000	876,563

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	2,083,000	2,239,225
07/15/21	6.500%	2,902,000	3,076,120
04/15/23	5.500%	724,000	705,900

Sabine Pass Liquefaction LLC(a) Senior Secured
02/01/21	5.625%	1,690,000	1,651,975
03/15/22	6.250%	1,199,000	1,190,008
04/15/23	5.625%	711,000	664,785

Total			28,274,722

Health Care 6.1%
Amsurg Corp.
11/30/20	5.625%	719,000	747,760

Biomet, Inc.
08/01/20	6.500%	2,144,000	2,251,200
10/01/20	6.500%	890,000	916,700

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	1,424,000	1,457,820

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,147,000	3,536,441

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	3,031,000	3,068,887

Emdeon, Inc.
12/31/19	11.000%	1,775,000	2,050,125

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	554,000	598,320
01/31/22	5.875%	697,000	735,335

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	246,000	277,980

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	687,000	718,774

HCA, Inc.
02/15/22	7.500%	3,233,000	3,548,217
05/01/23	5.875%	552,000	545,100
Senior Secured
02/15/20	6.500%	4,390,000	4,823,512
05/01/23	4.750%	350,000	329,000

Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(a)
09/01/18	7.375%	185,000	191,938

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,002,000	1,064,625

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	858,000	986,700

LifePoint Hospitals, Inc.(a)
12/01/21	5.500%	1,212,000	1,224,120

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	1,356,000	1,518,720

Tenet Healthcare Corp. Senior Secured
04/01/21	4.500%	2,075,000	1,966,063
Senior Unsecured
04/01/22	8.125%	2,730,000	2,941,575

Tenet Healthcare Corp.(a) Senior Secured
10/01/20	6.000%	886,000	928,085

Total			36,426,997

Home Construction 1.1%
Meritage Homes Corp.
03/01/18	4.500%	994,000	989,030
04/01/22	7.000%	928,000	981,360

Meritage Homes Corp.(a)
04/15/20	7.150%	410,000	442,800

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	1,140,000	1,262,550

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	326,000	358,600
04/15/20	7.750%	1,043,000	1,147,300
04/15/21	5.250%	699,000	679,777

Woodside Homes Co. LLC/Finance, Inc. Senior Unsecured(a)
12/15/21	6.750%	603,000	604,508

Total			6,465,925

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 11.1%
Antero Resources Finance Corp.(a)
11/01/21	5.375%	873,000	881,730

Athlon Holdings LP/Finance Corp.(a)
04/15/21	7.375%	2,360,000	2,478,000

Aurora U.S.A. Oil & Gas, Inc.(a)
04/01/20	7.500%	2,363,000	2,433,890

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,557,000	1,685,453

Chesapeake Energy Corp.
08/15/20	6.625%	4,129,000	4,614,157
02/15/21	6.125%	3,500,000	3,753,750
03/15/23	5.750%	1,158,000	1,192,740

Comstock Resources, Inc.
06/15/20	9.500%	2,707,000	3,031,840

Concho Resources, Inc.
01/15/21	7.000%	1,582,000	1,740,200
01/15/22	6.500%	1,515,000	1,639,988
04/01/23	5.500%	1,278,000	1,316,340

Continental Resources, Inc.
09/15/22	5.000%	5,262,000	5,465,902
04/15/23	4.500%	2,182,000	2,212,002

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	523,000	585,760

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	1,564,000	1,804,465

Halcon Resources Corp.(a)
07/15/20	9.750%	566,000	590,055

Kodiak Oil & Gas Corp.
12/01/19	8.125%	2,296,000	2,548,560
01/15/21	5.500%	1,933,000	1,928,168
02/01/22	5.500%	3,322,000	3,305,390

Laredo Petroleum, Inc.
02/15/19	9.500%	4,163,000	4,652,152
05/01/22	7.375%	1,117,000	1,211,945

Oasis Petroleum, Inc.
02/01/19	7.250%	2,317,000	2,490,775
11/01/21	6.500%	2,238,000	2,394,660
01/15/23	6.875%	1,476,000	1,571,940

Oasis Petroleum, Inc.(a)
03/15/22	6.875%	1,140,000	1,208,400

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	1,522,000	1,632,345
05/01/23	5.250%	1,823,000	1,709,063

Range Resources Corp.
03/15/23	5.000%	3,207,000	3,134,842

SM Energy Co. Senior Unsecured
11/15/21	6.500%	889,000	942,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Whiting Petroleum Corp.
10/01/18	6.500%	106,000	112,625
03/15/21	5.750%	1,636,000	1,693,260

Total			65,962,737

Lodging 0.8%
Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	2,886,000	2,994,225

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	1,528,000	1,622,488

Total			4,616,713

Media Cable 3.2%
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	300,000	309,000
09/30/22	5.250%	815,000	761,006

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	888,000	1,041,180

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	2,204,000	2,380,320

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	494,000	473,005

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	2,156,000	2,209,900

Cogeco Cable, Inc.(a)
05/01/20	4.875%	428,000	413,020

DISH DBS Corp.
09/01/19	7.875%	1,007,000	1,153,015
06/01/21	6.750%	3,183,000	3,373,980
07/15/22	5.875%	133,000	133,000

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	1,984,000	1,919,520

Time Warner Entertainment Co. LP
03/15/23	8.375%	2,617,000	3,010,021

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/23	5.500%	920,000	890,100

Videotron Ltd.
07/15/22	5.000%	1,002,000	979,455

Total			19,046,522

Media Non-Cable 7.2%
AMC Networks, Inc.
07/15/21	7.750%	4,128,000	4,654,320
12/15/22	4.750%	1,105,000	1,052,513

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	3,477,000	3,511,770

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	2,997,000	3,150,596
11/15/22	6.500%	1,218,000	1,234,748
11/15/22	6.500%	1,948,000	1,989,395

Hughes Satellite Systems Corp.
06/15/21	7.625%	2,480,000	2,765,200
Senior Secured
06/15/19	6.500%	571,000	618,108

Intelsat Jackson Holdings SA
10/15/20	7.250%	3,600,000	3,937,500
Senior Unsecured
04/01/21	7.500%	1,225,000	1,350,563

Intelsat Luxembourg SA(a)
06/01/21	7.750%	746,000	800,085
06/01/23	8.125%	2,110,000	2,257,700

MDC Partners, Inc.(a)
04/01/20	6.750%	2,274,000	2,379,172

National CineMedia LLC Senior Secured
04/15/22	6.000%	1,555,000	1,605,537

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	1,806,000	1,842,120

Nielsen Finance LLC/Co.
10/01/20	4.500%	3,026,000	2,942,785

Univision Communications, Inc.(a)
05/15/21	8.500%	1,376,000	1,520,480
Senior Secured
11/01/20	7.875%	2,400,000	2,652,000
05/15/23	5.125%	2,438,000	2,434,952

Total			42,699,544

Metals 3.1%
Alpha Natural Resources, Inc.
04/15/18	9.750%	875,000	927,500
06/01/19	6.000%	130,000	112,450
06/01/21	6.250%	803,000	686,565

ArcelorMittal Senior Unsecured
03/01/21	6.000%	1,727,000	1,830,620
02/25/22	6.750%	1,377,000	1,499,323

Arch Coal, Inc.
06/15/19	9.875%	1,957,000	1,741,730
06/15/21	7.250%	94,000	71,910

Arch Coal, Inc.(a) Secured
01/15/19	8.000%	1,947,000	1,942,132

Calcipar SA Senior Secured(a)
05/01/18	6.875%	369,000	391,140

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	1,789,000	2,010,389

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FQM Akubra, Inc.(a)
06/01/20	8.750%	3,394,000	3,682,490
06/01/21	7.500%	194,000	202,730

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	1,451,000	1,465,510

Peabody Energy Corp.
11/15/18	6.000%	1,756,000	1,870,140

Total			18,434,629

Non-Captive Consumer 0.9%
Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	2,020,000	2,009,900

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	1,119,000	1,222,508
10/01/21	7.750%	1,016,000	1,097,280
10/01/23	8.250%	715,000	775,775

Total			5,105,463

Non-Captive Diversified 2.5%
CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	954,000	1,023,165
05/15/20	5.375%	1,332,000	1,415,250

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	2,400,000	2,700,000
Senior Unsecured
02/15/19	5.500%	2,796,000	3,012,690

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	2,420,000	2,885,850
05/15/19	6.250%	607,000	657,077
12/15/20	8.250%	1,968,000	2,302,560
04/15/21	4.625%	1,153,000	1,101,115

Total			15,097,707

Oil Field Services 1.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	4,182,000	4,464,285

Oil States International, Inc.
01/15/23	5.125%	1,132,000	1,276,330

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	2,222,000	2,233,110

Total			7,973,725

Other Financial Institutions 0.1%
Patriot Merger Corp. Senior Unsecured(a)
07/15/21	9.000%	632,000	660,440

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.6%
Interline Brands, Inc.
11/15/18	7.500%	2,402,000	2,546,120

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	963,000	996,705

Total			3,542,825

Packaging 1.4%
BOE Merger Corp. Senior Unsecured PIK(a)
11/01/17	9.500%	470,000	499,375

Beverage Packaging Holdings (Luxembourg) II SA(a)
12/15/16	5.625%	465,000	474,300
06/15/17	6.000%	277,000	280,463

Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	2,848,000	2,947,680

Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	870,000	887,400

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	1,080,000	1,158,300
08/15/19	9.875%	484,000	538,450
02/15/21	8.250%	1,346,000	1,436,855

Total			8,222,823

Paper 0.3%
Graphic Packaging International, Inc.
04/15/21	4.750%	1,584,000	1,564,200

Pharmaceuticals 1.5%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	529,000	536,332

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	622,000	699,750

Valeant Pharmaceuticals International, Inc.(a)
12/01/21	5.625%	1,042,000	1,052,420
Senior Unsecured
07/15/21	7.500%	1,855,000	2,035,862

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	3,223,000	3,396,236
Senior Unsecured
08/15/18	6.750%	1,298,000	1,426,178

Total			9,146,778

Property & Casualty 0.6%
Alliant Holdings, Inc. Senior Unsecured(a)
12/15/20	7.875%	523,000	549,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd. Senior Unsecured(a)
10/01/21	7.875%	3,034,000	3,117,435

Total			3,666,585

REITs 0.4%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	2,347,000	2,429,145

Retailers 1.7%
AutoNation, Inc.
02/01/20	5.500%	125,000	134,375

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	1,633,000	1,839,166

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a)
02/15/18	9.000%	662,000	678,550

Claire’s Stores, Inc. Senior Secured(a)
03/15/20	6.125%	1,074,000	1,036,410

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	1,184,000	1,238,760

L Brands, Inc.
02/15/22	5.625%	572,000	584,870

Michaels Stores, Inc.(a)
12/15/20	5.875%	513,000	515,565

Neiman Marcus Group Ltd., Inc. PIK(a)
10/15/21	8.750%	472,000	494,420

Neiman Marcus Group Ltd., Inc.(a)
10/15/21	8.000%	567,000	592,515

Rite Aid Corp.
03/15/20	9.250%	1,471,000	1,687,973
06/15/21	6.750%	485,000	508,644
Senior Unsecured
02/15/27	7.700%	602,000	621,565

Total			9,932,813

Technology 5.4%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	1,509,000	1,565,588
04/01/20	6.375%	896,000	938,560

Ancestry.com, Inc. Senior Unsecured PIK(a)
10/15/18	9.625%	972,000	1,006,020

Audatex North America, Inc.(a)
06/15/21	6.000%	636,000	666,210
11/01/23	6.125%	636,000	655,080

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	1,219,000	1,307,378

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cardtronics, Inc.
09/01/18	8.250%	2,190,000	2,354,250

DuPont Fabros Technology LP
09/15/21	5.875%	666,000	687,645

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	683,000	679,585

First Data Corp.
01/15/21	12.625%	3,105,000	3,644,494

First Data Corp.(a)
06/15/21	10.625%	235,000	254,681
08/15/21	11.750%	1,455,000	1,535,025
Secured
01/15/21	8.250%	2,190,000	2,329,612
Senior Secured
06/15/19	7.375%	1,733,000	1,854,310
08/15/20	8.875%	2,605,000	2,881,781

First Data Corp.(a)(d)
08/15/21	11.750%	936,000	987,480

Freescale Semiconductor, Inc. Senior Secured(a)
01/15/22	6.000%	2,218,000	2,245,725

NCR Escrow Corp.(a) Senior Unsecured
12/15/21	5.875%	458,000	466,015
12/15/23	6.375%	1,374,000	1,401,480

NXP BV/Funding LLC(a)
02/15/21	5.750%	1,143,000	1,194,435

Nuance Communications, Inc.(a)
08/15/20	5.375%	2,196,000	2,130,120

VeriSign, Inc.
05/01/23	4.625%	1,140,000	1,088,700

Total			31,874,174

Textile 0.1%
Quiksilver Inc./QS Wholesale Inc.
08/01/20	10.000%	296,000	334,480

Quiksilver Inc./QS Wholesale Inc.(a) Senior Secured
08/01/18	7.875%	298,000	323,330

Total			657,810

Transportation Services 0.7%
Hertz Corp. (The)
01/15/21	7.375%	824,000	904,340
10/15/22	6.250%	1,115,000	1,151,237

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	1,749,000	1,808,029

Total			3,863,606

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 5.8%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	1,825,000	1,788,500

MetroPCS Wireless, Inc.(a)
04/01/23	6.625%	1,167,000	1,202,010

NII International Telecom SCA(a)
08/15/19	11.375%	3,410,000	2,847,350

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	247,000	254,410

SBA Telecommunications, Inc.
07/15/20	5.750%	3,057,000	3,179,280

Sprint Communications, Inc. Senior Unsecured
08/15/17	8.375%	565,000	653,988
08/15/20	7.000%	729,000	789,142
11/15/21	11.500%	1,496,000	1,959,760
11/15/22	6.000%	525,000	511,875

Sprint Communications, Inc.(a)
11/15/18	9.000%	5,812,000	6,988,930
03/01/20	7.000%	1,463,000	1,631,245

Sprint Corp.(a)
09/15/21	7.250%	1,627,000	1,746,991
09/15/23	7.875%	1,627,000	1,749,025
06/15/24	7.125%	602,000	611,030

T-Mobile USA, Inc.
04/28/20	6.542%	519,000	551,438
04/28/21	6.633%	1,543,000	1,624,007
01/15/22	6.125%	695,000	707,162
04/28/22	6.731%	1,553,000	1,619,002
04/28/23	6.836%	303,000	314,363
01/15/24	6.500%	695,000	703,688

Wind Acquisition Finance SA Senior Secured(a)
04/30/20	6.500%	3,102,000	3,303,630

Total			34,736,826

Wirelines 4.0%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	665,000	676,638
06/15/21	6.450%	2,666,000	2,772,640
12/01/23	6.750%	1,794,000	1,816,425

Frontier Communications Corp. Senior Unsecured
03/15/19	7.125%	2,824,000	3,042,860
07/01/21	9.250%	231,000	266,228
04/15/22	8.750%	931,000	1,033,410
01/15/23	7.125%	212,000	209,350
04/15/24	7.625%	1,081,000	1,078,297

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	1,908,000	2,194,200

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.
04/01/19	9.375%	552,000	617,550
07/01/19	8.125%	1,035,000	1,133,325
06/01/20	7.000%	1,610,000	1,704,587

Level 3 Financing, Inc.(a)
01/15/21	6.125%	875,000	883,750

Level 3 Financing, Inc.(a)(e)
01/15/18	3.846%	442,000	444,763

Telecom Italia Capital SA
06/18/19	7.175%	1,238,000	1,389,655

Windstream Corp.
09/01/18	8.125%	355,000	381,625
10/15/20	7.750%	758,000	804,427
10/01/21	7.750%	755,000	800,300

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	1,419,000	1,635,397
Senior Secured
01/01/20	8.125%	818,000	895,710

Total			23,781,137

Total Corporate Bonds & Notes
(Cost: $512,102,005)			537,319,657

Senior Loans 6.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive 0.1%
Affinia Group, Inc. Tranche B2 Term Loan(e)(f)
04/25/20	4.750%	610,930	618,567

Brokerage 0.3%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(e)(f)
02/28/19	5.515%	1,698,627	1,678,243

Chemicals 0.5%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(e)(f)
02/01/20	4.750%	788,045	792,970

PQ Corp. Term Loan(e)(f)
08/07/17	4.500%	2,276,010	2,289,666

Total			3,082,636

Construction Machinery 0.5%
CPM Acquisition Corp.(e)(f) 1st Lien Term Loan
08/29/17	6.250%	1,920,688	1,927,890
2nd Lien Term Loan
03/01/18	9.254%	1,248,000	1,257,360

Total			3,185,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.4%
Brickman Group Holdings, Inc. 2nd Lien Term Loan(d)(e)(f)
12/17/21	7.500%	343,000	350,182

New Breed, Inc. Term Loan(e)(f)
10/01/19	6.000%	2,152,519	2,155,210

Total			2,505,392

Diversified Manufacturing 0.1%
Gardner Denver, Inc. Term Loan(d)(e)(f)
07/30/20	3.508%	846,640	846,538

Food and Beverage 0.2%
New HB Acquisition LLC Tranche B Term Loan(e)(f)
04/09/20	5.773%	901,000	932,535

Health Care 1.4%
American Renal Holdings, Inc. 2nd Lien Term Loan(e)(f)
03/20/20	8.500%	2,269,000	2,269,000

U.S. Renal Care, Inc.(d)(e)(f) 1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	1,938,460	1,943,306

U.S. Renal Care, Inc.(e)(f) 1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	134,154	134,489
2nd Lien Term Loan
01/03/20	10.250%	1,554,000	1,583,138
2nd Lien Tranche B2 Term Loan
07/03/20	7.746%	504,000	509,040

United Surgical Partners International, Inc. Tranche B Term Loan(e)(f)
04/03/19	4.750%	1,558,344	1,564,188

Total			8,003,161

Lodging 0.4%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(e)(f)
12/28/20	6.250%	414,000	423,315

Hilton Worldwide Financial LLC Term Loan(e)(f)
10/26/20	4.000%	1,190,526	1,199,456

Playa Resorts Holding Term Loan(e)(f)
08/09/19	4.750%	569,573	574,556

Total			2,197,327

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(e)(f)
06/26/20	7.000%	192,000	197,161

Metals 0.4%
Arch Coal, Inc. Tranche B Term Loan(d)(e)(f)
05/16/18	6.250%	2,142,574	2,110,886

Packaging 0.2%
Exopack Holdings S.A. Term Loan(d)(e)(f)
05/08/19	5.250%	1,056,000	1,071,840

Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(e)(f)
09/02/19	11.000%	3,053,000	3,140,774

Retailers 0.6%
Neiman Marcus Group, Inc. (The) Term Loan(e)(f)
10/25/20	5.000%	2,060,000	2,083,752

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(e)(f)
08/21/20	5.750%	1,194,000	1,221,987

Total			3,305,739

Technology 0.9%
Blue Coat Systems, Inc. 2nd Lien Term Loan(e)(f)
06/26/20	9.500%	1,661,000	1,685,915

Digital Insight Corp.(e)(f) 1st Lien Term Loan
10/16/19	4.750%	334,000	334,000
2nd Lien Term Loan
08/01/20	8.750%	395,000	402,900

ION Trading Technologies SARL 2nd Lien Term Loan(e)(f)
05/22/21	7.265%	2,322,092	2,364,191

Triple Point Group Holdings, Inc. 2nd Lien Term Loan(e)(f)
07/10/21	9.250%	983,000	825,720

Total			5,612,726

Wirelines 0.1%
Integra Telecom Holdings, Inc.(e)(f) 2nd Lien Term Loan
02/21/20	8.773%	206,000	211,511

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B Term Loan
02/22/19	5.250%	590,537	597,671

Total			809,182

Total Senior Loanss
(Cost: $38,782,748)			39,297,957

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(a)(b)(c)(g)		2,669	27

Total Warrants
(Cost: $108,000)			27

Limited Partnerships —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(b)(c)	5,000,000	14,050

Total Financials		14,050

Total Limited Partnerships
(Cost: $—)		14,050

Money Market Funds 2.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(h)(i)	14,278,029	14,278,029

Total Money Market Funds
(Cost: $14,278,029)		14,278,029

Total Investments
(Cost: $565,270,782)		590,909,720

Other Assets & Liabilities, Net		3,188,204

Net Assets		594,097,924

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $91,450 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 10-year	(62)	USD	(7,628,907)	March 2014	167,773	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $217,095,683 or 36.54% of net assets.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $776,959, representing 0.13% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates
07/01/15 9.300%	04/08/02 - 04/09/02	567,867

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates
07/01/15 9.300%	12/11/01 - 08/28/02	177,648

Varde Fund V LP	04/27/00 - 06/19/00	—	*

Green Field Energy Services, Inc.	11/09/11 - 12/14/11	108,000

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $776,959, which represents 0.13% of net assets.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	Variable rate security.

(f)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g)	Non-income producing.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	17,987,597	212,188,538	(215,898,106)	14,278,029	17,269	14,278,029

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	8,246,602	762,882	9,009,484

All Other Industries	—	528,310,173	—	528,310,173

Total Bonds	—	536,556,775	762,882	537,319,657

Equity Securities

Warrants

Energy	—	27	—	27

Total Equity Securities	—	27	—	27

Other

Senior Loans

Automotive	—	—	618,567	618,567

Construction Machinery	—	1,927,890	1,257,360	3,185,250

Food and Beverage	—	—	932,535	932,535

Health Care	—	5,734,161	2,269,000	8,003,161

Lodging	—	1,774,012	423,315	2,197,327

All Other Industries	—	24,361,117	—	24,361,117

Limited Partnerships	—	—	14,050	14,050

Total Other	—	33,797,180	5,514,827	39,312,007

Mutual Funds

Money Market Funds	14,278,029	—	—	14,278,029

Total Mutual Funds	14,278,029	—	—	14,278,029

Investments in Securities	14,278,029	570,353,982	6,277,709	590,909,720

Derivatives

Assets

Futures Contracts	167,773	—	—	167,773

Total	14,445,802	570,353,982	6,277,709	591,077,493

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Senior Loans ($)	Limited Partnership ($)	Total ($)
Balance as of December 31, 2012	1,095,358	1,565,558	35,654	2,696,570

Accrued discounts/premiums	16,663	3,379	—	20,042

Realized gain (loss)	12,681	25,132	13,876	51,689

Change in unrealized appreciation (depreciation)(a)	(29,344)	37,508	(21,605)	(13,441)

Sales	(332,476)	(1,551,223)	(13,875)	(1,897,574)

Purchases	—	4,163,063	—	4,163,063

Transfers into Level 3	—	1,257,360	—	1,257,360

Transfers out of Level 3	—	—	—	—

Balance as of December 31, 2013	762,882	5,500,777	14,050	6,277,709

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $29,080, which is comprised of Corporate Bonds & Notes of $(29,344), Senior Loans of $80,029 and Limited Partnership of $(21,605).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $550,992,753)	$576,631,691

Affiliated issuers (identified cost $14,278,029)	14,278,029

Total investments (identified cost $565,270,782)	590,909,720

Cash	351,977

Margin deposits	91,450

Receivable for:

Investments sold	2,987,854

Capital shares sold	17,260

Dividends	708

Interest	9,405,216

Variation margin	10,656

Expense reimbursement due from Investment Manager	21,347

Prepaid expenses	3,323

Total assets	603,799,511

Liabilities

Payable for:

Investments purchased	139,000

Investments purchased on a delayed delivery basis	8,329,424

Capital shares purchased	654,071

Investment management fees	303,141

Distribution and/or service fees	67,995

Transfer agent fees	31,332

Administration fees	36,135

Compensation of board members	39,554

Other expenses	100,935

Total liabilities	9,701,587

Net assets applicable to outstanding capital stock	$594,097,924

Represented by

Paid-in capital	$620,543,841

Undistributed net investment income	32,551,228

Accumulated net realized loss	(84,803,856)

Unrealized appreciation (depreciation) on:

Investments	25,638,938

Futures contracts	167,773

Total — representing net assets applicable to outstanding capital stock	$594,097,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1

Net assets	$7,032

Shares outstanding	983

Net asset value per share	$7.15

Class 2

Net assets	$24,968,196

Shares outstanding	3,513,510

Net asset value per share	$7.11

Class 3

Net assets	$569,122,696

Shares outstanding	79,683,416

Net asset value per share	$7.14

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — affiliated issuers	$17,269

Interest	41,243,677

Total income	41,260,946

Expenses:

Investment management fees	3,593,524

Distribution and/or service fees

Class 2	53,242

Class 3	747,728

Transfer agent fees

Class 1	4

Class 2	12,778

Class 3	358,897

Administration fees	427,658

Compensation of board members	28,139

Custodian fees	25,309

Printing and postage fees	223,044

Professional fees	39,915

Other	4,975

Total expenses	5,515,213

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(253,214)

Total net expenses	5,261,999

Net investment income	35,998,947

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	15,485,530

Futures contracts	157,350

Net realized gain	15,642,880

Net change in unrealized appreciation (depreciation) on:

Investments	(15,071,259)

Futures contracts	167,773

Net change in unrealized appreciation (depreciation)	(14,903,486)

Net realized and unrealized gain	739,394

Net increase in net assets resulting from operations	$36,738,341

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$35,998,947	$40,261,923

Net realized gain	15,642,880	20,245,533

Net change in unrealized appreciation (depreciation)	(14,903,486)	30,324,399

Net increase in net assets resulting from operations	36,738,341	90,831,855

Distributions to shareholders

Net investment income

Class 1	(461)	(461)

Class 2	(1,420,253)	(841,185)

Class 3	(38,993,928)	(44,893,819)

Total distributions to shareholders	(40,414,642)	(45,735,465)

Increase (decrease) in net assets from capital stock activity	(41,814,327)	(8,758,587)

Total increase (decrease) in net assets	(45,490,628)	36,337,803

Net assets at beginning of year	639,588,552	603,250,749

Net assets at end of year	$594,097,924	$639,588,552

Undistributed net investment income	$32,551,228	$36,966,923

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Distributions reinvested	66	461	69	461

Net increase	66	461	69	461

Class 2 shares

Subscriptions	1,446,674	10,467,423	1,284,108	8,994,501

Distributions reinvested	205,239	1,420,253	127,067	841,185

Redemptions	(433,781)	(3,112,403)	(143,328)	(993,424)

Net increase	1,218,132	8,775,273	1,267,847	8,842,262

Class 3 shares

Subscriptions	1,099,613	7,853,981	877,282	6,108,711

Distributions reinvested	5,610,637	38,993,928	6,750,950	44,893,819

Redemptions	(13,467,596)	(97,437,970)	(9,781,736)	(68,603,840)

Net decrease	(6,757,346)	(50,590,061)	(2,153,504)	(17,601,310)

Total net decrease	(5,539,148)	(41,814,327)	(885,588)	(8,758,587)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.22	$6.74	$6.94	$7.09

Income from investment operations:

Net investment income	0.43	0.46	0.49	0.34

Net realized and unrealized gain (loss)	—	0.56	(0.10)	0.16

Total from investment operations	0.43	1.02	0.39	0.50

Less distributions to shareholders:

Net investment income	(0.50)	(0.54)	(0.59)	(0.65)

Total distributions to shareholders	(0.50)	(0.54)	(0.59)	(0.65)

Net asset value, end of period	$7.15	$7.22	$6.74	$6.94

Total return	6.19%	15.87%	5.82%	7.98%

Ratios to average net assets(b)

Total gross expenses	0.76%	0.75%	0.73%	0.75	%(c)

Total net expenses(d)	0.72%	0.74%	0.73%	0.75	%(c)

Net investment income	5.94%	6.55%	7.23%	7.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7	$7	$6	$5

Portfolio turnover	63%	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.18	$6.71	$6.93	$7.09

Income from investment operations:

Net investment income	0.41	0.44	0.47	0.30

Net realized and unrealized gain (loss)	0.01	0.56	(0.10)	0.18

Total from investment operations	0.42	1.00	0.37	0.48

Less distributions to shareholders:

Net investment income	(0.49)	(0.53)	(0.59)	(0.64)

Total distributions to shareholders	(0.49)	(0.53)	(0.59)	(0.64)

Net asset value, end of period	$7.11	$7.18	$6.71	$6.93

Total return	5.98%	15.62%	5.46%	7.79%

Ratios to average net assets(b)

Total gross expenses	1.01%	1.00%	1.01%	1.05	%(c)

Total net expenses(d)	0.97%	0.98%	1.01%	1.05	%(c)

Net investment income	5.70%	6.29%	6.98%	6.83	%(c)

Supplemental data

Net assets, end of period (in thousands)	$24,968	$16,469	$6,894	$2,132

Portfolio turnover	63%	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.21	$6.73	$6.93	$6.71	$4.84

Income from investment operations:

Net investment income	0.42	0.45	0.49	0.52	0.55

Net realized and unrealized gain (loss)	—	0.56	(0.11)	0.34	1.94

Total from investment operations	0.42	1.01	0.38	0.86	2.49

Less distributions to shareholders:

Net investment income	(0.49)	(0.53)	(0.58)	(0.64)	(0.62)

Total distributions to shareholders	(0.49)	(0.53)	(0.58)	(0.64)	(0.62)

Net asset value, end of period	$7.14	$7.21	$6.73	$6.93	$6.71

Total return	6.07%	15.74%	5.68%	13.96%	53.86%

Ratios to average net assets(a)

Total gross expenses	0.89%	0.87%	0.88%	0.88%	0.86%

Total net expenses(b)	0.85%	0.86%	0.88%	0.88%	0.86%

Net investment income	5.81%	6.43%	7.08%	7.65%	9.43%

Supplemental data

Net assets, end of period (in thousands)	$569,123	$623,113	$596,351	$677,780	$727,045

Portfolio turnover	63%	75%	76%	88%	102%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable

Annual Report 2013	27

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the

28	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	167,773	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	157,350
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	167,773

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	738

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Annual Report 2013	29

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund’s average daily net assets.

30	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,801.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.72%
Class 2	0.97
Class 3	0.845

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

Annual Report 2013	31

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	40,414,642	45,735,465
Total	40,414,642	45,735,465

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	35,934,744
Unrealized appreciation	25,095,188

At December 31, 2013, the cost of investments for federal income tax purposes was $565,646,759 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,500,377
Unrealized depreciation	(12,237,416)
Net unrealized appreciation	25,262,961

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	15,274,092
2017	72,257,550
Total	87,531,642

For the year ended December 31, 2013, $15,672,816 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $382,742,725 and $423,280,976, respectively, for the year ended December 31, 2013.
Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

32	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	33

Columbia Variable Portfolio – High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — High Yield Bond Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

34	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	35

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	37

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

38	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	39

Columbia Variable Portfolio – High Yield Bond Fund

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40	Annual Report 2013

Columbia Variable Portfolio – High Yield Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Variable Portfolio – High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6670 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – International Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – International Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — International Opportunity Fund (the Fund) Class 3 shares returned 22.16% for the 12-month period that ended December 31, 2013.

>	The Fund slightly underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.78% for the same 12-month period.

>

Good security selection and favorable sector positioning helped the Fund’s performance, while country allocations in Asia and emerging markets and an underweight in telecommunications companies detracted.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	22.35	12.94	7.43
Class 2*	05/03/10	22.09	12.65	7.14
Class 3	01/13/92	22.16	12.83	7.37
MSCI EAFE Index (Net)		22.78	12.44	6.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — International Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

William Davies

Simon Haines, CFA

Mr. Davies was named a Portfolio Manager of the Fund in June 2013. Mr. Haines was named a Portfolio Manager of the Fund in December 2013.

Top Ten Holdings (%) (at December 31, 2013)
HSBC Holdings PLC	2.8
Vodafone Group PLC	2.8
Bayer AG, Registered Shares	2.6
UBS AG, Registered Shares	2.3
Ping An Insurance Group Co. of China Ltd., Class H	2.2
Continental AG	2.1
Diageo PLC	2.1
BNP Paribas SA	2.1
Mitsubishi UFJ Financial Group, Inc.	2.1
Mazda Motor Corp.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2013)
Australia	4.4
Belgium	3.3
Canada	3.9
China	4.3
France	4.6
Germany	10.5
Hong Kong	2.1
Japan	25.6
Netherlands	5.9
Panama	1.6
Singapore	1.7
Spain	2.2
Sweden	1.3
Switzerland	9.2
United Kingdom	18.5
United States(a)	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

During the 12 months ended December 31, 2013, the Fund’s Class 3 returned 22.16%. The Fund slightly underperformed its benchmark, the MSCI EAFE Index (Net), which gained 22.78% over the same period. Good sector positioning and security selection helped support the Fund’s relative performance. However, country selection detracted somewhat from results, as holdings in Asia and emerging markets produced disappointing results, while our lack of emphasis on Japan early in year also detracted from performance. An underweight in telecommunication services companies also detracted.

International Markets Delivered Solid Returns

Most stock markets of developed countries produced strong performance during 2013 amid growing evidence of improving conditions in the global economy. Japan’s equity market showed strength throughout the year, as equities rallied in reaction to the package of economic reforms advanced by the government of Prime Minister Shinzo Abe. The United Kingdom performed well, as did the European markets of Germany, France and the Netherlands, while signs of deflation remained a concern in some peripheral countries.

Despite good overall performance, foreign markets became more volatile during the summer amid concerns about the possibility that the U.S. Federal Reserve might begin withdrawing some monetary stimulus and potentially disrupt the flow of capital among nations. These concerns hit emerging markets hardest, which significantly underperformed developed economies.

On the domestic front, stocks in the United States delivered handsome returns during 2013 as economic growth improved, aided by steady job growth, a solid rebound in the housing market and increased manufacturing activity.

Contributors and Detractors

The Fund’s overweight position in the consumer discretionary sector helped drive results, most notably by our emphasis on home builders in the United Kingdom, where the government’s “help to buy” program encouraging home ownership helped stimulate construction. Individual holdings that did well included the British engineering firm GKN, whose return was helped by its rising stock dividend, and Continental, the German based tire and automotive components company, which gained as the economic outlooks in its primary markets improved.

The Fund’s underweight in Japan early in the period held back relative results, but performance received support later when we raised exposure to Japan to an overweight. Individual Japanese holdings that helped included: Daikin, a manufacturer of air conditioners; automobile company Mazda; and Japan Exchange Group, an operator of a major securities exchange. Overall stock selection in the industrials and utilities sectors helped support the Fund’s relative performance.

The Fund’s country positioning, especially exposure to Asia and emerging markets tended to detract from performance relative to the benchmark. Among sectors, an underweight in telecommunication services companies held back results, as the group rallied on the expectation that merger-and-acquisition activities would increase following announcement of a deal between Vodafone of the U.K. and Verizon of the United States. In that deal, Vodafone agreed to sell Verizon its stake in the Verizon Wireless franchise. The Fund’s exposure to the health care group also held back results. Fresenius Medical Care of Germany, operator of a global network of dialysis treatment centers, was a notable disappointment as it was affected by concerns about pricing and industry regulations in the United States.

4	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance (continued)

Elsewhere, WACOM, a Japanese company manufacturing styluses and smart pens for use with electronic devices, underperformed amid worries about how the next generation of tablets and electronic devices could affect its products. Also holding back returns was exposure to several mining companies, such as Newcrest Mining, a gold, copper and silver producer based in Australia.

Looking Ahead

We plan to continue to emphasize higher quality companies with strong market positions, good management teams and healthy balance sheets. At this time, we expect to continue to emphasize Japan, but we think there are good opportunities in other Asian countries. As we enter 2014, we continue to be cautious about Europe, where we believe the banking sector has not yet resolved all its problems. We expect to look for evidence of widespread improvements in corporate earnings before we take a more positive view of opportunities in Europe. The outlook for emerging markets also is currently unclear, as historically they have not performed well when monetary policy in the United States becomes more restrictive.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	1.7
Airlines	1.6
Auto Components	3.0
Automobiles	3.1
Beverages	4.1
Biotechnology	1.5
Building Products	1.4
Capital Markets	4.3
Chemicals	3.0
Commercial Banks	13.4
Computers & Peripherals	0.8
Diversified Financial Services	1.6
Diversified Telecommunication Services	3.0
Electronic Equipment, Instruments & Components	0.7
Food & Staples Retailing	1.1
Food Products	3.0
Gas Utilities	1.1
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	1.5
Hotels, Restaurants & Leisure	1.3
Household Durables	1.8
Household Products	1.0
Insurance	10.0
IT Services	4.1
Machinery	0.9
Media	3.6

Annual Report 2013	5

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at December 31, 2013) (continued)
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	2.2
Personal Products	0.7
Pharmaceuticals	6.7
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	1.4
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	1.5
Software	0.9
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	2.2
Trading Companies & Distributors	3.4
Wireless Telecommunication Services	2.7
Money Market Funds	0.9
Total	100.0

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

6	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,166.20	1,020.38	5.52	5.15	1.00
Class 2	1,000.00	1,000.00	1,165.00	1,019.11	6.90	6.43	1.25
Class 3	1,000.00	1,000.00	1,165.10	1,019.72	6.23	5.82	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 4.4%
Ansell Ltd.	213,097	3,932,971

Australia and New Zealand Banking Group Ltd.	192,847	5,567,151

CSL Ltd.	101,988	6,287,242

Goodman Group	700,360	2,967,262

Total		18,754,626

Belgium 3.3%
Anheuser-Busch InBev NV	80,537	8,564,001

Umicore SA	122,694	5,732,848

Total		14,296,849

Canada 3.9%
Canadian National Railway Co.	79,600	4,538,081

CGI Group, Inc., Class A(a)	199,800	6,684,765

Suncor Energy, Inc.	162,300	5,689,858

Total		16,912,704

China 4.3%
China Construction Bank Corp., Class H	5,272,000	3,991,493

ENN Energy Holdings Ltd.	656,000	4,861,867

Ping An Insurance Group Co. of China Ltd., Class H	1,048,500	9,419,863

Total		18,273,223

France 4.5%
Airbus Group NV	97,360	7,474,347

BNP Paribas SA	115,782	9,031,838

L’Oreal SA	17,381	3,052,328

Total		19,558,513

Germany 9.7%
Allianz SE, Registered Shares	42,215	7,595,562

Bayer AG, Registered Shares	78,980	11,089,629

Brenntag AG	40,159	7,453,344

Continental AG	41,513	9,119,965

Fresenius Medical Care AG & Co. KGaA	89,407	6,377,023

Total		41,635,523

Hong Kong 2.1%
AIA Group Ltd.	1,761,800	8,867,999

Japan 25.7%
Aeon Co., Ltd.	362,400	4,912,940

Daikin Industries Ltd.	99,700	6,221,553

Dentsu, Inc.	160,800	6,576,500

Common Stocks (continued)
Issuer	Shares	Value ($)
Fuji Media Holdings, Inc.	203,000	4,157,225

Japan Exchange Group, Inc.	249,600	7,094,602

Konami Corp.	168,600	3,898,669

Mazda Motor Corp.(a)	1,734,000	8,985,701

Mitsubishi Estate Co., Ltd.	107,000	3,202,087

Mitsubishi UFJ Financial Group, Inc.	1,355,000	8,996,382

Nomura Holdings, Inc.	879,100	6,793,520

Ono Pharmaceutical Co., Ltd.	80,100	7,021,204

OSG Corp.	241,200	4,095,876

Ryohin Keikaku Co., Ltd.	43,600	4,715,885

Santen Pharmaceutical Co., Ltd.	39,300	1,831,076

SCSK Corp.	221,800	5,821,714

Sekisui Chemical Co., Ltd.	638,000	7,829,226

Shimadzu Corp.	337,000	2,933,945

Sumitomo Mitsui Trust Holdings, Inc.	1,450,000	7,672,262

Toyota Motor Corp.	69,400	4,231,671

Wacom Co., Ltd.	481,000	3,382,142

Total		110,374,180

Netherlands 5.9%
Aegon NV	803,316	7,612,645

ASML Holding NV	68,364	6,403,086

Reed Elsevier NV	222,551	4,730,046

Ziggo NV	139,918	6,398,178

Total		25,143,955

Panama 1.6%
Copa Holdings SA, Class A	43,431	6,953,737

Singapore 1.7%
Global Logistic Properties Ltd.	1,257,000	2,883,479

Oversea-Chinese Banking Corp., Ltd.	563,085	4,563,938

Total		7,447,417

Spain 2.2%
Amadeus IT Holding SA, Class A	123,890	5,306,864

Inditex SA	25,652	4,235,430

Total		9,542,294

Sweden 1.3%
Nordea Bank AB	411,123	5,543,089

Switzerland 9.2%
Cie Financiere Richemont SA, Class A, Registered Shares	48,737	4,868,703

Nestlé SA, Registered Shares	61,243	4,488,503

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Novartis AG, Registered Shares	110,162	8,829,416

Swatch Group AG (The), Registered Shares	39,558	4,459,094

Syngenta AG, Registered Shares	18,285	7,290,177

UBS AG, Registered Shares	500,668	9,586,467

Total		39,522,360

United Kingdom 18.5%
BG Group PLC	166,293	3,578,353

BT Group PLC	1,021,105	6,439,027

Diageo PLC	274,924	9,110,590

GKN PLC	613,361	3,800,829

HSBC Holdings PLC	1,091,446	11,977,696

Legal & General Group PLC	1,549,645	5,728,200

Schroders PLC	46,954	2,025,092

St. James’s Place PLC	303,859	3,672,707

Unilever PLC	207,269	8,528,250

Vodafone Group PLC	2,988,635	11,766,833

Whitbread PLC	89,087	5,544,274

Wolseley PLC	125,806	7,152,473

Total		79,324,324

Total Common Stocks
(Cost: $336,324,243)		422,150,793

Preferred Stocks 0.8%
Issuer	Shares	Value ($)
Germany 0.8%
Henkel AG & Co. KGaA	28,749	3,341,627

Total Preferred Stocks
(Cost: $1,990,340)		3,341,627

Money Market Funds 0.9%

Columbia Short-Term Cash Fund, 0.096%(b)(c)	3,791,785	3,791,785

Total Money Market Funds
(Cost: $3,791,785)		3,791,785

Total Investments
(Cost: $342,106,368)		429,284,205

Other Assets & Liabilities, Net		(55,607)

Net Assets		429,228,598

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,943,324	136,719,590	(135,871,129)	3,791,785	3,616	3,791,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	73,254,550	—	73,254,550

Consumer Staples	—	38,656,612	—	38,656,612

Energy	5,689,858	3,578,353	—	9,268,211

Financials	—	134,793,335	—	134,793,335

Health Care	—	45,368,561	—	45,368,561

Industrials	11,491,818	32,397,591	—	43,889,409

Information Technology	6,684,765	27,746,420	—	34,431,185

Materials	—	13,023,025	—	13,023,025

Telecommunication Services	—	24,604,038	—	24,604,038

Utilities	—	4,861,867	—	4,861,867

Preferred Stocks

Consumer Staples	—	3,341,627	—	3,341,627

Total Equity Securities	23,866,441	401,625,979	—	425,492,420

Mutual Funds

Money Market Funds	3,791,785	—	—	3,791,785

Total Mutual Funds	3,791,785	—	—	3,791,785

Total	27,658,226	401,625,979	—	429,284,205

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $338,314,583)	$425,492,420

Affiliated issuers (identified cost $3,791,785)	3,791,785

Total investments (identified cost $342,106,368)	429,284,205

Foreign currency (identified cost $108,384)	108,338

Receivable for:

Capital shares sold	200

Dividends	305,415

Reclaims	500,231

Expense reimbursement due from Investment Manager	3,087

Prepaid expenses	2,864

Trustees’ deferred compensation plan	12,269

Total assets	430,216,609

Liabilities

Payable for:

Capital shares purchased	465,973

Investment management fees	290,139

Distribution and/or service fees	44,895

Transfer agent fees	22,038

Administration fees	29,385

Compensation of board members	31,108

Other expenses	92,204

Trustees’ deferred compensation plan	12,269

Total liabilities	988,011

Net assets applicable to outstanding capital stock	$429,228,598

Represented by

Paid-in capital	$457,971,920

Undistributed net investment income	138,291

Accumulated net realized loss	(116,086,707)

Unrealized appreciation (depreciation) on:

Investments	87,177,837

Foreign currency translations	27,257

Total — representing net assets applicable to outstanding capital stock	$429,228,598

Class 1

Net assets	$16,809,467

Shares outstanding	1,156,912

Net asset value per share	$14.53

Class 2

Net assets	$7,623,642

Shares outstanding	525,943

Net asset value per share	$14.50

Class 3

Net assets	$404,795,489

Shares outstanding	27,873,738

Net asset value per share	$14.52

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$10,026,189

Dividends — affiliated issuers	3,616

Foreign taxes withheld	(947,135)

Total income	9,082,670

Expenses:

Investment management fees	3,222,200

Distribution and/or service fees

Class 2	13,071

Class 3	482,371

Transfer agent fees

Class 1	9,949

Class 2	3,137

Class 3	231,530

Administration fees	326,165

Compensation of board members	22,618

Custodian fees	74,320

Printing and postage fees	143,649

Professional fees	47,652

Other	5,527

Total expenses	4,582,189

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(9,466)

Total net expenses	4,572,723

Net investment income	4,509,947

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	50,339,907

Foreign currency translations	(14,211)

Net realized gain	50,325,696

Net change in unrealized appreciation (depreciation) on:

Investments	27,294,985

Foreign currency translations	(18,391)

Net change in unrealized appreciation (depreciation)	27,276,594

Net realized and unrealized gain	77,602,290

Net increase in net assets resulting from operations	$82,112,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$4,509,947	$7,055,160

Net realized gain	50,325,696	11,484,886

Net change in unrealized appreciation (depreciation)	27,276,594	46,285,262

Net increase in net assets resulting from operations	82,112,237	64,825,308

Distributions to shareholders

Net investment income

Class 1	(290,347)	(276,441)

Class 2	(80,141)	(48,095)

Class 3	(6,358,636)	(5,876,095)

Total distributions to shareholders	(6,729,124)	(6,200,631)

Increase (decrease) in net assets from capital stock activity	(42,039,785)	(66,697,783)

Total increase (decrease) in net assets	33,343,328	(8,073,106)

Net assets at beginning of year	395,885,270	403,958,376

Net assets at end of year	$429,228,598	$395,885,270

Undistributed net investment income	$138,291	$909,236

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	21,917	280,601	62,503	720,595

Distributions reinvested	22,876	290,347	25,207	276,441

Redemptions	(246,466)	(3,246,514)	(257,080)	(2,913,333)

Net decrease	(201,673)	(2,675,566)	(169,370)	(1,916,297)

Class 2 shares

Subscriptions	263,655	3,488,833	90,445	1,023,604

Distributions reinvested	6,324	80,141	4,407	48,095

Redemptions	(44,042)	(566,778)	(37,337)	(420,636)

Net increase	225,937	3,002,196	57,515	651,063

Class 3 shares

Subscriptions	32,235	435,771	20,136	220,398

Distributions reinvested	501,394	6,358,636	537,571	5,876,095

Redemptions	(3,759,423)	(49,160,822)	(6,375,308)	(71,529,042)

Net decrease	(3,225,794)	(42,366,415)	(5,817,601)	(65,432,549)

Total net decrease	(3,201,530)	(42,039,785)	(5,929,456)	(66,697,783)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.09	$10.44	$12.09	$10.67

Income from investment operations:

Net investment income	0.16	0.21	0.18	0.03

Net realized and unrealized gain (loss)	2.51	1.63	(1.66)	1.49

Total from investment operations	2.67	1.84	(1.48)	1.52

Less distributions to shareholders:

Net investment income	(0.23)	(0.19)	(0.17)	(0.10)

Total distributions to shareholders	(0.23)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$14.53	$12.09	$10.44	$12.09

Total return	22.35%	17.85%	(12.37%)	14.47%

Ratios to average net assets(b)

Total gross expenses	1.00%	0.99%	1.01%	1.11	%(c)

Total net expenses(d)	1.00%	0.99%	1.01%	1.11	%(c)

Net investment income	1.24%	1.89%	1.56%	0.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,809	$16,421	$15,957	$6

Portfolio turnover	88%	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.07	$10.43	$12.07	$10.67

Income from investment operations:

Net investment income (loss)	0.11	0.19	0.15	(0.09)

Net realized and unrealized gain (loss)	2.52	1.62	(1.64)	1.59

Total from investment operations	2.63	1.81	(1.49)	1.50

Less distributions to shareholders:

Net investment income	(0.20)	(0.17)	(0.15)	(0.10)

Total distributions to shareholders	(0.20)	(0.17)	(0.15)	(0.10)

Net asset value, end of period	$14.50	$12.07	$10.43	$12.07

Total return	22.09%	17.49%	(12.51%)	14.24%

Ratios to average net assets(b)

Total gross expenses	1.26%	1.24%	1.27%	1.41	%(c)

Total net expenses(d)	1.25%	1.24%	1.27%	1.41	%(c)

Net investment income (loss)	0.84%	1.66%	1.29%	(1.15	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$7,624	$3,620	$2,529	$534

Portfolio turnover	88%	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data

Net asset value, beginning of period	$12.09	$10.44	$12.08	$10.77	$8.58

Income from investment operations:

Net investment income	0.15	0.20	0.16	0.08	0.14

Net realized and unrealized gain (loss)	2.50	1.63	(1.64)	1.38	2.19

Total from investment operations	2.65	1.83	(1.48)	1.46	2.33

Less distributions to shareholders:

Net investment income	(0.22)	(0.18)	(0.16)	(0.15)	(0.14)

Total distributions to shareholders	(0.22)	(0.18)	(0.16)	(0.15)	(0.14)

Proceeds from regulatory settlements	—	—	—	—	0.00	(a)

Net asset value, end of period	$14.52	$12.09	$10.44	$12.08	$10.77

Total return	22.16%	17.70%	(12.42%)	13.89%	27.54	%(b)

Ratios to average net assets(c)

Total gross expenses	1.13%	1.12%	1.17%	1.13%	1.16%

Total net expenses(d)	1.13%	1.12%	1.17%	1.13%	1.16%

Net investment income	1.10%	1.76%	1.33%	0.78%	1.57%

Supplemental data

Net assets, end of period (in thousands)	$404,795	$375,844	$385,473	$527,737	$561,691

Portfolio turnover	88%	66%	64%	76%	90%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — International Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

Annual Report 2013	19

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

20	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,280.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the

1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	1.000%
Class 2	1.250
Class 3	1.125

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement

Annual Report 2013	21

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,448,232
Accumulated net realized loss	(1,448,233)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013 ($)	Year Ended December 31, 2012 ($)
Ordinary income	6,729,124	6,200,631

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,551,656
Unrealized appreciation	$83,994,544

At December 31, 2013, the cost of investments for federal income tax purposes was $345,289,661 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$85,991,584
Unrealized depreciation	(1,997,040)
Net unrealized appreciation	83,994,544

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	967,669
2017	113,307,027
Total	114,274,696

For the year ended December 31, 2013, $47,662,053 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $354,262,828 and $398,252,650, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

22	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 95.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2013	23

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — International Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — International Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	25

Columbia Variable Portfolio – International Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

Foreign Taxes Paid	$751,716

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

26	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	27

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003- May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003- 2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

28	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	29

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

30	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	31

Columbia Variable Portfolio – International Opportunity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

32	Annual Report 2013

Columbia Variable Portfolio – International Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	33

Columbia Variable Portfolio – International Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6493 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Large Cap Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 30.26% for the 12-month period that ended December 31, 2013.

>	In an environment of generally rising stock prices, the Fund underperformed its benchmark, the Russell 1000 Growth Index,
>	which returned 33.48% for the same 12-month period.

>	Stock selection in the technology and energy sectors generally accounted for the Fund’s performance shortfall relative to its benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	30.44	19.53	6.24
Class 2*	05/03/10	30.00	19.25	6.03
Class 3	09/15/99	30.26	19.44	6.20
Russell 1000 Growth Index		33.48	20.39	7.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Top Ten Holdings (%) (at December 31, 2013)
Apple, Inc.	4.7
Google, Inc., Class A	4.4
MasterCard, Inc., Class A	3.3
Gilead Sciences, Inc.	3.1
Amazon.com, Inc.	2.4
QUALCOMM, Inc.	2.1
Microsoft Corp.	1.9
Monsanto Co.	1.9
priceline.com, Inc.	1.9
Starwood Hotels & Resorts Worldwide, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.4
Consumer Discretionary	20.8
Consumer Staples	8.0
Energy	4.0
Financials	5.6
Health Care	15.1
Industrials	12.3
Information Technology	28.9
Materials	4.0
Telecommunication Services	0.7
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2013, approximately 79% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 30.26%. The Fund’s benchmark, the Russell 1000 Growth Index, returned 33.48% over the same 12-month period. Stock selection in the technology and energy sectors detracted from Fund performance relative to the benchmark, while stock selection in consumer discretionary and health care aided relative results.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modest positive returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Technology and Energy Stocks Led Disappointments

In an environment of muted business spending, stock selection was a challenge in the information technology sector. We made two decisions that bolstered the Fund’s gains in the technology sector: the Fund had no exposure to IBM, which lost ground during the period, and it was overweight in MasterCard, which delivered outsized returns. However, the positive results from these two decisions were not enough to offset the impact of earnings shortfalls on Fund holdings Citrix, F5, EMC and Cisco. All were sold except EMC, which we retained because we have conviction about the company’s rebound potential in a better environment. An underweight in Microsoft also weighed on performance for the period. Stock selection among energy stocks also detracted from relative returns, especially in the equipment and services industry. Positions in Cameron International and Ensco were detractors. An overweight in Andarko, an American oil and gas exploration and production company, also weighed on performance as earnings and earnings prospects declined. Cameron International and Ensco were sold.

4	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Consumer Discretionary and Health Care Aided Relative Results

Within the consumer discretionary sector, casino operator Las Vegas Sands was a notable contributor to performance, as the company continued to benefit from the growth in its China-based Macau properties. Overall, the media industry was an area of strength for the market and an overweight position in DISH Network was a standout performer relative to the benchmark.

In the health care sector, Gilead Sciences and Vertex Pharmaceuticals made significant contributions to the Fund’s gains, and overweights in both securities aided relative performance. Gilead shares were driven higher on improved confidence in the biotech company’s new product aimed at treating hepatitis C. Biotechnology company Vertex Pharmaceuticals, with treatments for both hepatitis C and cystic fibrosis, advanced strongly on reports of positive results from a new cystic fibrosis treatment. Also in the health care sector, St. Jude Medical and Thermo Fisher, a leading manufacturer of instruments and tools that serve biotechnology and other related fields, paid off nicely. Good revenues, solid earnings and improved long-term growth prospects benefited both companies during the period.

Looking Ahead

Given the strong equity returns of 2013, we presently expect more modest results in the year ahead. However, we continue to believe that the market currently offers opportunities and we continue to look for reasonably valued, high quality growth companies with competitive strengths across multiple geographic regions, with leading market share, strong management teams and solid balance sheets. We believe our investment process is well suited to identifying companies with solid investment potential.

Annual Report 2013	5

Columbia Variable Portfolio – Large Cap Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,189.20	1,021.45	4.41	4.07	0.79
Class 2	1,000.00	1,000.00	1,187.30	1,020.18	5.80	5.35	1.04
Class 3	1,000.00	1,000.00	1,187.40	1,020.79	5.13	4.74	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%

Issuer	Shares	Value ($)
Consumer Discretionary 20.8%
Auto Components 0.8%

Delphi Automotive PLC	198,290	11,923,178

Automobiles 1.1%

General Motors Co.(a)	375,321	15,339,369

Hotels, Restaurants & Leisure 2.8%

Las Vegas Sands Corp.	192,244	15,162,284

Starwood Hotels & Resorts Worldwide, Inc.	310,180	24,643,801

Total		39,806,085

Household Durables 1.1%

Mohawk Industries, Inc.(a)	100,527	14,968,470

Internet & Catalog Retail 5.0%

Amazon.com, Inc.(a)	84,917	33,864,050

Netflix, Inc.(a)	26,827	9,876,897

priceline.com, Inc.(a)	22,290	25,909,896

Total		69,650,843

Media 4.2%

DISH Network Corp., Class A(a)	352,857	20,437,478

Time Warner Cable, Inc.	152,040	20,601,420

Twenty-First Century Fox, Inc., Class A	519,280	18,268,270

Total		59,307,168

Specialty Retail 3.4%

Best Buy Co., Inc.	174,030	6,940,316

Lowe’s Companies, Inc.	337,523	16,724,265

O’Reilly Automotive, Inc.(a)	96,593	12,432,485

Williams-Sonoma, Inc.	195,800	11,411,224

Total		47,508,290

Textiles, Apparel & Luxury Goods 2.4%

Nike, Inc., Class B	132,087	10,387,322

VF Corp.	383,712	23,920,606

Total		34,307,928

Total Consumer Discretionary		292,811,331

Consumer Staples 8.0%
Beverages 4.3%

Anheuser-Busch InBev NV, ADR	174,830	18,612,402

Coca-Cola Enterprises, Inc.	409,310	18,062,850

PepsiCo, Inc.	291,530	24,179,498

Total		60,854,750

Food & Staples Retailing 1.7%

Walgreen Co.	422,770	24,283,909

Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.6%

Procter & Gamble Co. (The)	100,429	8,175,925

Personal Products 1.4%

Estee Lauder Companies, Inc. (The), Class A	258,500	19,470,220

Total Consumer Staples		112,784,804

Energy 4.0%
Energy Equipment & Services 2.7%

Halliburton Co.	303,342	15,394,606

Schlumberger Ltd.	250,679	22,588,685

Total		37,983,291

Oil, Gas & Consumable Fuels 1.3%

EOG Resources, Inc.	106,910	17,943,775

Kinder Morgan Management LLC(a)(b)(c)	—	1

Total		17,943,776

Total Energy		55,927,067

Financials 5.6%
Capital Markets 1.9%

BlackRock, Inc.	51,616	16,334,916

Invesco Ltd.	298,000	10,847,200

Total		27,182,116

Commercial Banks 1.5%

Fifth Third Bancorp	527,975	11,103,314

Wells Fargo & Co.	208,350	9,459,090

Total		20,562,404

Diversified Financial Services 1.2%

Citigroup, Inc.	339,611	17,697,129

Real Estate Investment Trusts (REITs) 1.0%

Simon Property Group, Inc.	88,920	13,530,067

Total Financials		78,971,716

Health Care 15.1%
Biotechnology 6.6%

Celgene Corp.(a)	140,317	23,707,960

Celldex Therapeutics, Inc.(a)	62,625	1,516,151

Cubist Pharmaceuticals, Inc.(a)	78,631	5,415,317

Gilead Sciences, Inc.(a)	574,490	43,172,924

Pharmacyclics, Inc.(a)	65,550	6,933,879

Vertex Pharmaceuticals, Inc.(a)	154,013	11,443,166

Total		92,189,397

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.0%

St. Jude Medical, Inc.	352,770	21,854,102

Zimmer Holdings, Inc.	220,848	20,580,825

Total		42,434,927

Health Care Providers & Services 1.4%

Cardinal Health, Inc.	302,580	20,215,370

Life Sciences Tools & Services 0.7%

Thermo Fisher Scientific, Inc.	86,605	9,643,467

Pharmaceuticals 3.4%

AbbVie, Inc.	404,396	21,356,152

Bristol-Myers Squibb Co.	219,480	11,665,362

Johnson & Johnson	160,015	14,655,774

Total		47,677,288

Total Health Care		212,160,449

Industrials 12.3%
Aerospace & Defense 3.7%

Boeing Co. (The)	143,100	19,531,719

Honeywell International, Inc.	233,777	21,360,204

Raytheon Co.	125,127	11,349,019

Total		52,240,942

Commercial Services & Supplies 1.7%

Tyco International Ltd.	581,566	23,867,469

Electrical Equipment 3.1%

Eaton Corp. PLC	280,638	21,362,165

Rockwell Automation, Inc.	185,914	21,967,598

Total		43,329,763

Machinery 0.9%

Pall Corp.	140,459	11,988,176

Professional Services 0.8%

Nielsen Holdings NV	254,470	11,677,628

Road & Rail 2.1%

JB Hunt Transport Services, Inc.	165,433	12,787,971

Union Pacific Corp.	103,910	17,456,880

Total		30,244,851

Total Industrials		173,348,829

Information Technology 29.0%
Communications Equipment 2.1%

QUALCOMM, Inc.	392,114	29,114,464

Computers & Peripherals 6.1%

Apple, Inc.	116,824	65,551,115

EMC Corp.	683,017	17,177,877

Stratasys Ltd.(a)	20,768	2,797,450

Total		85,526,442

Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 8.0%

eBay, Inc.(a)	271,574	14,906,697

Facebook, Inc., Class A(a)	403,428	22,051,374

Google, Inc., Class A(a)	55,290	61,964,056

LinkedIn Corp., Class A(a)	63,800	13,833,754

Total		112,755,881

IT Services 4.6%

Accenture PLC, Class A	226,222	18,599,973

MasterCard, Inc., Class A	54,532	45,559,305

Total		64,159,278

Semiconductors & Semiconductor Equipment 2.8%

Avago Technologies Ltd.	154,950	8,195,306

KLA-Tencor Corp.	275,840	17,780,646

NXP Semiconductor NV(a)	292,036	13,413,213

Total		39,389,165

Software 5.4%

CommVault Systems, Inc.(a)	86,390	6,468,883

Microsoft Corp.	710,814	26,605,768

QLIK Technologies, Inc.(a)	294,280	7,836,676

Red Hat, Inc.(a)	217,560	12,192,063

Salesforce.com, Inc.(a)	414,430	22,872,392

Total		75,975,782

Total Information Technology		406,921,012

Materials 4.0%
Chemicals 4.0%

Celanese Corp., Class A	238,240	13,177,054

LyondellBasell Industries NV, Class A	207,183	16,632,651

Monsanto Co.	223,490	26,047,760

Total		55,857,465

Total Materials		55,857,465

Telecommunication Services 0.7%
Diversified Telecommunication Services 0.7%

Verizon Communications, Inc.	199,652	9,810,899

Total Telecommunication Services		9,810,899

Total Common Stocks
(Cost: $1,154,394,683)		1,398,593,572

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Money Market Funds 0.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(d)(e)	8,842,394	8,842,394

Total Money Market Funds
(Cost: $8,842,394)		8,842,394

Total Investments
(Cost: $1,163,237,077)		1,407,435,966

Other Assets & Liabilities, Net		(2,009,045)

Net Assets		1,405,426,921

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $1, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/19/03 – 01/18/05	—

(c)	Represents fractional shares.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,578,886	1,212,320,881	(1,211,057,373)	8,842,394	41,486	8,842,394

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

Annual Report 2013	9

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	292,811,331	—	—	292,811,331

Consumer Staples	112,784,804	—	—	112,784,804

Energy	55,927,066	1	—	55,927,067

Financials	78,971,716	—	—	78,971,716

Health Care	212,160,449	—	—	212,160,449

Industrials	173,348,829	—	—	173,348,829

Information Technology	406,921,012	—	—	406,921,012

Materials	55,857,465	—	—	55,857,465

Telecommunication Services	9,810,899	—	—	9,810,899

Total Equity Securities	1,398,593,571	1	—	1,398,593,572

Mutual Funds

Money Market Funds	8,842,394	—	—	8,842,394

Total Mutual Funds	8,842,394	—	—	8,842,394

Total	1,407,435,965	1	—	1,407,435,966

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,154,394,683)	$1,398,593,572

Affiliated issuers (identified cost $8,842,394)	8,842,394

Total investments (identified cost $1,163,237,077)	1,407,435,966

Receivable for:

Capital shares sold	422,747

Dividends	872,686

Reclaims	11,596

Expense reimbursement due from Investment Manager	15,493

Prepaid expenses	4,572

Trustees’ deferred compensation plan	23,181

Total assets	1,408,786,241

Liabilities

Payable for:

Capital shares purchased	2,283,425

Investment management fees	809,620

Distribution and/or service fees	27,247

Transfer agent fees	72,622

Administration fees	67,094

Compensation of board members	24,280

Other expenses	51,851

Trustees’ deferred compensation plan	23,181

Total liabilities	3,359,320

Net assets applicable to outstanding capital stock	$1,405,426,921

Represented by

Trust capital	$1,405,426,921

Total — representing net assets applicable to outstanding capital stock	$1,405,426,921

Class 1

Net assets	$1,166,312,328

Shares outstanding	112,457,603

Net asset value per share	$10.37

Class 2

Net assets	$14,195,519

Shares outstanding	1,381,819

Net asset value per share	$10.27

Class 3

Net assets	$224,919,074

Shares outstanding	21,766,566

Net asset value per share	$10.33

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$14,752,212

Dividends — affiliated issuers	41,486

Interest	7

Foreign taxes withheld	(228,461)

Total income	14,565,244

Expenses:

Investment management fees	7,398,534

Distribution and/or service fees

Class 2	28,759

Class 3	262,671

Transfer agent fees

Class 1	522,619

Class 2	6,902

Class 3	126,078

Administration fees	615,650

Compensation of board members	30,288

Custodian fees	19,380

Printing and postage fees	79,899

Professional fees	45,783

Other	11,203

Total expenses	9,147,766

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(224,078)

Total net expenses	8,923,688

Net investment income	5,641,556

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	58,544,774

Foreign currency translations	1,662

Options contracts written	48,499

Net realized gain	58,594,935

Net change in unrealized appreciation (depreciation) on:

Investments	209,965,663

Foreign currency translations	(1,508)

Net change in unrealized appreciation (depreciation)	209,964,155

Net realized and unrealized gain	268,559,090

Net increase in net assets resulting from operations	$274,200,646

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income	$5,641,556	$1,385,210

Net realized gain	58,594,935	28,506,441

Net change in unrealized appreciation (depreciation)	209,964,155	16,866,671

Net increase in net assets resulting from operations	274,200,646	46,758,322

Increase (decrease) in net assets from capital stock activity	880,103,735	(36,486,623)

Total increase in net assets	1,154,304,381	10,271,699

Net assets at beginning of year	251,122,540	240,850,841

Net assets at end of year	$1,405,426,921	$251,122,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	113,701,326	973,275,531	156,040	1,179,982

Redemptions	(7,094,766)	(69,093,971)	(977,650)	(7,482,082)

Net increase (decrease)	106,606,560	904,181,560	(821,610)	(6,302,100)

Class 2 shares

Subscriptions	448,005	4,063,295	337,437	2,535,468

Redemptions	(299,904)	(2,642,119)	(305,378)	(2,293,895)

Net increase	148,101	1,421,176	32,059	241,573

Class 3 shares

Subscriptions	261,183	2,327,911	291,816	2,239,547

Redemptions	(3,062,470)	(27,826,912)	(4,330,703)	(32,665,643)

Net decrease	(2,801,287)	(25,499,001)	(4,038,887)	(30,426,096)

Total net increase (decrease)	103,953,374	880,103,735	(4,828,438)	(36,486,623)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.95	$6.61	$6.82	$6.34

Income from investment operations:

Net investment income	0.05	0.05	0.03	0.02

Net realized and unrealized gain (loss)	2.37	1.29	(0.24)	0.46

Total from investment operations	2.42	1.34	(0.21)	0.48

Net asset value, end of period	$10.37	$7.95	$6.61	$6.82

Total return	30.44%	20.27%	(3.08%)	7.57%

Ratios to average net assets(b)
Total gross expenses	0.81%	0.88%	0.89%	0.83	%(c)

Total net expenses(d)	0.79%	0.78%	0.77%	0.83	%(c)

Net investment income	0.55%	0.64%	0.51%	0.60	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,166,312	$46,512	$44,092	$5

Portfolio turnover	93%	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.90	$6.58	$6.81	$6.34

Income from investment operations:

Net investment income	0.03	0.03	0.02	0.02

Net realized and unrealized gain (loss)	2.34	1.29	(0.25)	0.45

Total from investment operations	2.37	1.32	(0.23)	0.47

Net asset value, end of period	$10.27	$7.90	$6.58	$6.81

Total return	30.00%	20.06%	(3.38%)	7.41%

Ratios to average net assets(b)

Total gross expenses	1.06%	1.13%	1.15%	1.09	%(c)

Total net expenses(d)	1.04%	1.03%	1.02%	1.09	%(c)

Net investment income	0.28%	0.43%	0.26%	0.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,196	$9,741	$7,907	$320

Portfolio turnover	93%	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.93	$6.60	$6.82	$5.82	$4.25

Income from investment operations:

Net investment income	0.04	0.04	0.01	0.02	0.03

Net realized and unrealized gain (loss)	2.36	1.29	(0.23)	0.98	1.54

Total from investment operations	2.40	1.33	(0.22)	1.00	1.57

Net asset value, end of period	$10.33	$7.93	$6.60	$6.82	$5.82

Total return	30.26%	20.15%	(3.23%)	17.16%	37.00%

Ratios to average net assets(a)

Total gross expenses	0.94%	1.00%	0.99%	0.93%	0.80%

Total net expenses(b)	0.92%	0.91%	0.92%	0.93%	0.80%

Net investment income	0.40%	0.52%	0.21%	0.34%	0.71%

Supplemental data

Net assets, end of period (in thousands)	$224,919	$194,870	$188,852	$233,165	$240,404

Portfolio turnover	93%	102%	104%	152%	152%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on

18	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the

Annual Report 2013	19

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended December 31, 2013 are as follows:

Calls
	Contracts	Premiums ($)
Balance at December 31, 2012	—	—
Opened	690	48,499
Closed	—	—
Expired	(690)	(48,499)
Exercised	—	—
Balance at December 31, 2013	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2013, the fund had no outstanding derivatives.

20	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	48,499

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Options contracts	690

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified

Annual Report 2013	21

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.68% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $3,591.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.790%
Class 2	1.040
Class 3	0.915

22	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,853,985,906 and $966,841,406, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 90.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

Annual Report 2013	23

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

(Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	25

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

26	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	27

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006- 2008	129

Director,

Renaissance

Reinsurance Ltd.

since May 2008;

Trustee, Penn Mutual

Life Insurance

Company since

March 2008; Director,

Citigroup Inc. since

2009; Director,

Citibank, N.A. since

2009; former Trustee,

BofA Funds Series

Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel – Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President – Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President – Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	29

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

30	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

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Annual Report 2013	31

Columbia Variable Portfolio – Large Cap Growth Fund

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32	Annual Report 2013

Columbia Variable Portfolio – Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	33

Columbia Variable Portfolio – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6464 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Columbia Mid Cap Growth Opportunity Fund (the Fund) Class 3 shares returned 31.03% for the 12-month period that ended December 31, 2013.

>	The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.74% for the same time period.

>	In a year that was very good for stocks overall, and particularly good for growth stocks, stock selection drove results.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	31.13	20.75	6.81
Class 2*	05/03/10	30.90	20.51	6.66
Class 3	05/01/01	31.03	20.64	6.76
Russell Midcap Growth Index		35.74	23.37	9.77

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 to December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

George Myers, CFA

Brian Neigut

James King*

William Chamberlain, CFA*

*Effective September 12, 2013, James King and William Chamberlain were named Portfolio Managers of the Fund. Wayne Collette and Lawrence Lin no longer serve as Portfolio Managers of the Fund.

Top Ten Holdings (%) (at December 31, 2013)
Affiliated Managers Group, Inc.	2.2
Sherwin-Williams Co. (The)	2.1
Alliance Data Systems Corp.	1.9
SBA Communications Corp., Class A	1.8
Constellation Brands, Inc., Class A	1.7
Delta Air Lines, Inc.	1.7
Perrigo Co. Plc	1.5
Cameron International Corp.	1.5
Michael Kors Holdings Ltd.	1.5
Intuit, Inc.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.4
Consumer Discretionary	21.5
Consumer Staples	6.1
Energy	6.6
Financials	11.3
Health Care	13.9
Industrials	15.5
Information Technology	16.4
Materials	5.8
Telecommunication Services	1.8
Utilities	0.5
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2013, approximately 38% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 31.03%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.74% for the same time period. In a year that was very good for stocks overall, and particularly good for growth stocks, stock selection drove results. Health care and materials sectors detracted from returns while strong showings in the financials and industrials sectors aided results.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s (the Fed’s) next move on monetary policy weighed on investors — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s.

Disappointments in Health Care and Materials

Holdings in the health care and materials sectors detracted most from relative performance during the period. The top detractor among health care names was ARIAD Pharmaceuticals. The company’s share price dropped after it stopped enrolling patients in ongoing clinical trials for its leukemia drug because data showed increased heart and blood clot problems among trial participants. We sold the position. In the materials sector, Royal Gold shares were hurt as the price of gold fell during the period.

Solid Gains from Financials and Industrials

Stocks in the financials and industrials sectors were the biggest contributors to the Fund’s returns relative to the benchmark during the 12-month period. Among financials, Affiliated Managers Group led the way. Shares of the global asset management firm, which owns interests in a diverse group of smaller investment managers, rose steadily throughout the year, as its managers attracted a stream of asset inflows. In the industrials sector, Delta Air Lines and Fortune Brands

4	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance (continued)

Home & Security were top contributors. Against a positive backdrop for the airline industry, Delta’s stock was also powered by its own strong revenue and earnings growth. As the spin-off of the parent’s home and security business, Fortune Brands Home & Security benefited from a focus on its kitchen cabinet and faucet business in an improving housing market. Another top performing holding was marketing and customer loyalty solutions provider Alliance Data Systems in the technology sector. The company’s stock rallied on news of strategic acquisitions, a national loyalty program rollout in Brazil, and several long-term business deals.

Looking Ahead

While 2013 was a very good year for mid-sized companies, we believe the coming year may prove a different story. With the Fed beginning to scale back its bond-buying program, the market environment may become more volatile, a development which would not be helpful to small and mid-sized companies. Rising interest rates would also be a negative development for housing, which could hurt mid-cap stocks more than their larger counterparts. Despite these potential headwinds, we believe we have positioned the Fund to benefit from our bottom-up research process, which focuses on the business fundamentals of individual companies. This process seeks to identify well-managed companies with strong corporate balance sheets that offer the potential for long-term value creation.

Annual Report 2013	5

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,184.10	1,021.05	4.84	4.48	0.87
Class 2	1,000.00	1,000.00	1,182.80	1,019.77	6.23	5.76	1.12
Class 3	1,000.00	1,000.00	1,183.50	1,020.38	5.56	5.15	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 21.4%
Auto Components 2.4%

BorgWarner, Inc.	124,207	6,944,413

Delphi Automotive PLC	99,519	5,984,078

Total		12,928,491

Automobiles 0.4%

Tesla Motors, Inc.(a)	13,223	1,988,475

Distributors 0.8%

LKQ Corp.(a)	124,532	4,097,103

Hotels, Restaurants & Leisure 4.0%

Dunkin’ Brands Group, Inc.	87,930	4,238,226

Norwegian Cruise Line Holdings Ltd.(a)	92,137	3,268,100

SeaWorld Entertainment, Inc.	51,070	1,469,284

Starwood Hotels & Resorts Worldwide, Inc.	87,083	6,918,744

Wynn Resorts Ltd.	28,954	5,623,156

Total		21,517,510

Household Durables 1.0%

Lennar Corp., Class A	137,769	5,450,142

Internet & Catalog Retail 1.2%

Netflix, Inc.(a)	11,011	4,053,920

TripAdvisor, Inc.(a)	32,311	2,676,320

Total		6,730,240

Leisure Equipment & Products 1.0%

Polaris Industries, Inc.	38,458	5,601,023

Media 3.6%

Charter Communications Operating LLC, Class A(a)	43,488	5,947,419

Discovery Communications, Inc., Class A(a)	69,019	6,240,698

DISH Network Corp., Class A(a)	76,765	4,446,228

Interpublic Group of Companies, Inc. (The)	172,404	3,051,551

Total		19,685,896

Multiline Retail 1.8%

Dollar Tree, Inc.(a)	114,605	6,466,014

Macy’s, Inc.	63,629	3,397,789

Total		9,863,803

Specialty Retail 2.0%

Foot Locker, Inc.	85,880	3,558,867

TJX Companies, Inc.	63,299	4,034,045

Urban Outfitters, Inc.(a)	86,559	3,211,339

Total		10,804,251

Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 3.2%

lululemon athletica, Inc.(a)	59,842	3,532,473

Michael Kors Holdings Ltd.(a)	97,938	7,951,586

VF Corp.	99,125	6,179,453

Total		17,663,512

Total Consumer Discretionary		116,330,446

Consumer Staples 6.1%
Beverages 1.7%

Constellation Brands, Inc., Class A(a)	129,457	9,111,184

Food & Staples Retailing 1.0%

Kroger Co. (The)	94,208	3,724,042

Whole Foods Market, Inc.	28,127	1,626,584

Total		5,350,626

Food Products 2.1%

Hershey Co. (The)	64,228	6,244,888

Mead Johnson Nutrition Co.	62,723	5,253,679

Total		11,498,567

Personal Products 0.8%

Herbalife Ltd.	57,207	4,502,191

Tobacco 0.5%

Lorillard, Inc.	52,885	2,680,212

Total Consumer Staples		33,142,780

Energy 6.6%
Energy Equipment & Services 2.1%

Cameron International Corp.(a)	134,628	8,014,405

Oceaneering International, Inc.	44,504	3,510,475

Total		11,524,880

Oil, Gas & Consumable Fuels 4.5%

Cabot Oil & Gas Corp.	155,316	6,020,048

Concho Resources, Inc.(a)	55,691	6,014,628

Gulfport Energy Corp.(a)	50,790	3,207,389

Pioneer Natural Resources Co.	23,529	4,330,983

SM Energy Co.	55,564	4,617,924

Total		24,190,972

Total Energy		35,715,852

Financials 11.2%
Capital Markets 2.2%

Affiliated Managers Group, Inc.(a)	54,387	11,795,452

Commercial Banks 2.2%

BankUnited, Inc.	92,456	3,043,652

First Republic Bank	44,095	2,308,373

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Signature Bank(a)	59,286	6,368,502

Total		11,720,527

Diversified Financial Services 2.9%

IntercontinentalExchange Group, Inc.	21,833	4,910,679

McGraw Hill Financial, Inc.	68,561	5,361,470

Moody’s Corp.	73,883	5,797,599

Total		16,069,748

Insurance 0.9%

Aon PLC	57,464	4,820,655

Real Estate Investment Trusts (REITs) 1.2%

Plum Creek Timber Co., Inc.	142,258	6,616,420

Real Estate Management & Development 1.8%

CBRE Group, Inc., Class A(a)	123,208	3,240,370

Realogy Holdings Corp.(a)	134,768	6,666,973

Total		9,907,343

Total Financials		60,930,145

Health Care 13.8%
Biotechnology 2.9%

Alexion Pharmaceuticals, Inc.(a)	37,747	5,022,616

Pharmacyclics, Inc.(a)	41,362	4,375,272

Vertex Pharmaceuticals, Inc.(a)	84,142	6,251,751

Total		15,649,639

Health Care Equipment & Supplies 1.6%

Sirona Dental Systems, Inc.(a)	54,658	3,836,992

St. Jude Medical, Inc.	78,211	4,845,171

Total		8,682,163

Health Care Providers & Services 4.6%

Brookdale Senior Living, Inc.(a)	183,645	4,991,471

Cardinal Health, Inc.	85,899	5,738,912

Catamaran Corp.(a)	109,647	5,206,040

CIGNA Corp.	44,295	3,874,927

Community Health Systems, Inc.(a)	79,256	3,112,383

DaVita HealthCare Partners, Inc.(a)	35,528	2,251,409

Total		25,175,142

Health Care Technology 1.0%

Cerner Corp.(a)	100,541	5,604,156

Life Sciences Tools & Services 0.5%

Illumina, Inc.(a)	22,415	2,479,547

Pharmaceuticals 3.2%

Actavis PLC(a)	23,813	4,000,584

Perrigo Co. PLC	53,156	8,157,320

Common Stocks (continued)
Issuer	Shares	Value ($)
Zoetis, Inc.	164,502	5,377,570

Total		17,535,474

Total Health Care		75,126,121

Industrials 15.4%
Aerospace & Defense 0.7%

TransDigm Group, Inc.	23,865	3,842,742

Airlines 1.7%

Delta Air Lines, Inc.	324,322	8,909,125

Building Products 2.1%

Fortune Brands Home & Security, Inc.	131,665	6,017,091

Masco Corp.	230,529	5,249,145

Total		11,266,236

Commercial Services & Supplies 0.9%

Stericycle, Inc.(a)	42,767	4,968,243

Electrical Equipment 3.1%

AMETEK, Inc.	125,886	6,630,416

Rockwell Automation, Inc.	49,303	5,825,642

Roper Industries, Inc.	32,656	4,528,734

Total		16,984,792

Machinery 1.6%

Ingersoll-Rand PLC	81,432	5,016,211

Pall Corp.	41,917	3,577,616

Total		8,593,827

Marine 0.8%

Kirby Corp.(a)	45,661	4,531,854

Professional Services 1.4%

Verisk Analytics, Inc., Class A(a)	117,293	7,708,496

Road & Rail 1.5%

JB Hunt Transport Services, Inc.	44,953	3,474,867

Kansas City Southern	38,252	4,736,745

Total		8,211,612

Trading Companies & Distributors 1.6%

United Rentals, Inc.(a)	51,129	3,985,506

WW Grainger, Inc.	18,179	4,643,280

Total		8,628,786

Total Industrials		83,645,713

Information Technology 16.3%
Communications Equipment 0.6%

F5 Networks, Inc.(a)	33,572	3,050,352

Internet Software & Services 3.5%

Cornerstone OnDemand, Inc.(a)	69,564	3,710,544

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
CoStar Group, Inc.(a)	25,472	4,701,622

Equinix, Inc.(a)	15,276	2,710,726

LinkedIn Corp., Class A(a)	19,276	4,179,615

Pandora Media, Inc.(a)	131,952	3,509,923

Total		18,812,430

IT Services 3.4%

Alliance Data Systems Corp.(a)	39,788	10,461,459

FleetCor Technologies, Inc.(a)	35,402	4,148,052

Gartner, Inc.(a)	57,368	4,075,997

Total		18,685,508

Semiconductors & Semiconductor Equipment 2.4%

Applied Materials, Inc.	162,254	2,870,273

Broadcom Corp., Class A	130,582	3,871,756

Cree, Inc.(a)	49,306	3,085,077

Xilinx, Inc.	71,471	3,281,948

Total		13,109,054

Software 6.4%

Autodesk, Inc.(a)	35,432	1,783,292

Citrix Systems, Inc.(a)	70,267	4,444,388

CommVault Systems, Inc.(a)	57,368	4,295,716

Concur Technologies, Inc.(a)	34,160	3,524,629

Guidewire Software, Inc.(a)	76,466	3,752,187

Intuit, Inc.	103,969	7,934,914

Red Hat, Inc.(a)	44,953	2,519,166

ServiceNow, Inc.(a)	74,554	4,175,769

Splunk, Inc.(a)	38,622	2,652,173

Total		35,082,234

Total Information Technology		88,739,578

Materials 5.7%
Chemicals 3.9%

CF Industries Holdings, Inc.	17,092	3,983,120

Common Stocks (continued)
Issuer	Shares	Value ($)
Eastman Chemical Co.	68,860	5,557,002

Sherwin-Williams Co. (The)	62,933	11,548,205

Total		21,088,327

Construction Materials 0.2%

Eagle Materials, Inc.	17,733	1,373,066

Containers & Packaging 0.8%

Rock-Tenn Co., Class A	41,258	4,332,503

Paper & Forest Products 0.8%

International Paper Co.	90,216	4,423,290

Total Materials		31,217,186

Telecommunication Services 1.8%
Wireless Telecommunication Services 1.8%

SBA Communications Corp., Class A(a)	109,313	9,820,680

Total Telecommunication Services		9,820,680

Utilities 0.5%
Electric Utilities 0.5%

ITC Holdings Corp.	31,160	2,985,751

Total Utilities		2,985,751

Total Common Stocks
(Cost: $433,083,693)		537,654,252

Money Market Funds 0.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	3,020,628	3,020,628

Total Money Market Funds
(Cost: $3,020,628)		3,020,628

Total Investments
(Cost: $436,104,321)		540,674,880

Other Assets & Liabilities, Net		3,194,327

Net Assets		543,869,207

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	17,494,195	199,290,357	(213,763,924)	3,020,628	12,688	3,020,628

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	116,330,446	—	—	116,330,446

Consumer Staples	33,142,780	—	—	33,142,780

Energy	35,715,852	—	—	35,715,852

Financials	60,930,145	—	—	60,930,145

Health Care	75,126,121	—	—	75,126,121

Industrials	83,645,713	—	—	83,645,713

Information Technology	88,739,578	—	—	88,739,578

Materials	31,217,186	—	—	31,217,186

Telecommunication Services	9,820,680	—	—	9,820,680

Utilities	2,985,751	—	—	2,985,751

Total Equity Securities	537,654,252	—	—	537,654,252

Mutual Funds

Money Market Funds	3,020,628	—	—	3,020,628

Total Mutual Funds	3,020,628	—	—	3,020,628

Total	540,674,880	—	—	540,674,880

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $433,083,693)	$537,654,252

Affiliated issuers (identified cost $3,020,628)	3,020,628

Total investments (identified cost $436,104,321)	540,674,880

Receivable for:

Investments sold	8,987,447

Capital shares sold	30,537

Dividends	141,417

Prepaid expenses	2,630

Total assets	549,836,911

Liabilities

Payable for:

Investments purchased	3,434,948

Capital shares purchased	1,942,245

Investment management fees	361,877

Distribution and/or service fees	35,080

Transfer agent fees	28,711

Administration fees	28,510

Compensation of board members	80,619

Expense reimbursement due to Investment Manager	316

Other expenses	55,398

Total liabilities	5,967,704

Net assets applicable to outstanding capital stock	$543,869,207

Represented by

Trust capital	$543,869,207

Total — representing net assets applicable to outstanding capital stock	$543,869,207

Class 1

Net assets	$226,579,336

Shares outstanding	12,538,779

Net asset value per share	$18.07

Class 2

Net assets	$9,455,039

Shares outstanding	527,708

Net asset value per share	$17.92

Class 3

Net assets	$307,834,832

Shares outstanding	17,114,402

Net asset value per share	$17.99

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$3,560,167

Dividends — affiliated issuers	12,688

Foreign taxes withheld	(5,107)

Total income	3,567,748

Expenses:

Investment management fees	4,062,237

Distribution and/or service fees

Class 2	15,129

Class 3	360,255

Transfer agent fees

Class 1	145,459

Class 2	3,631

Class 3	172,917

Administration fees	320,162

Compensation of board members	26,048

Custodian fees	15,740

Printing and postage fees	39,678

Professional fees	35,359

Other	18,874

Total expenses	5,215,489

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(152,568)

Total net expenses	5,062,921

Net investment loss	(1,495,173)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	80,338,721

Net realized gain	80,338,721

Net change in unrealized appreciation (depreciation) on:

Investments	65,980,573

Net change in unrealized appreciation (depreciation)	65,980,573

Net realized and unrealized gain	146,319,294

Net increase in net assets resulting from operations	$144,824,121

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment income (loss)	$(1,495,173)	$626,720

Net realized gain	80,338,721	11,800,154

Net change in unrealized appreciation (depreciation)	65,980,573	30,066,620

Net increase in net assets resulting from operations	144,824,121	42,493,494

Increase (decrease) in net assets from capital stock activity	(89,165,502)	153,024,720

Total increase in net assets	55,658,619	195,518,214

Net assets at beginning of year	488,210,588	292,692,374

Net assets at end of year	$543,869,207	$488,210,588

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,740,337	28,214,363	16,126,921	211,852,850

Fund merger	1,501,118	22,415,463	—	—

Redemptions	(6,449,026)	(106,438,477)	(380,947)	(5,186,840)

Net increase (decrease)	(3,207,571)	(55,808,651)	15,745,974	206,666,010

Class 2 shares

Subscriptions	116,457	1,860,858	28,538	389,482

Fund merger	406,347	6,030,521	—	—

Redemptions	(62,341)	(1,014,978)	(7,675)	(102,391)

Net increase	460,463	6,876,401	20,863	287,091

Class 3 shares

Subscriptions	21,465	346,487	26,232	354,668

Redemptions	(2,596,182)	(40,579,739)	(4,010,089)	(54,283,049)

Net decrease	(2,574,717)	(40,233,252)	(3,983,857)	(53,928,381)

Total net increase (decrease)	(5,321,825)	(89,165,502)	11,782,980	153,024,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.78	$12.37	$14.55	$13.30

Income from investment operations:

Net investment income (loss)	(0.03)	0.06	(0.01)	(0.01)

Net realized and unrealized gain (loss)	4.32	1.35	(2.17)	1.26

Total from investment operations	4.29	1.41	(2.18)	1.25

Net asset value, end of period	$18.07	$13.78	$12.37	$14.55

Total return	31.13%	11.40%	(14.98%)	9.40%

Ratios to average net assets(b)

Total gross expenses	0.90%	0.93%	0.92%	0.81	%(c)

Total net expenses(d)	0.87%	0.88%	0.92%	0.81	%(c)

Net investment income (loss)	(0.21%)	0.44%	(0.08%)	(0.09	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$226,579	$216,944	$5	$5

Portfolio turnover	115%	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.69	$12.32	$14.53	$13.30

Income from investment operations:

Net investment loss	(0.06)	(0.01)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	4.29	1.38	(2.18)	1.26

Total from investment operations	4.23	1.37	(2.21)	1.23

Net asset value, end of period	$17.92	$13.69	$12.32	$14.53

Total return	30.90%	11.12%	(15.21%)	9.25%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.18%	1.18%	1.09	%(c)

Total net expenses(d)	1.12%	1.15%	1.18%	1.09	%(c)

Net investment loss	(0.40%)	(0.04%)	(0.25%)	(0.31	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$9,455	$921	$572	$134

Portfolio turnover	115%	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$13.73	$12.34	$14.53	$11.51	$7.04

Income from investment operations:

Net investment income (loss)	(0.05)	0.00 (a)	(0.03)	(0.02)	(0.01)

Net realized and unrealized gain (loss)	4.31	1.39	(2.16)	3.04	4.48

Total from investment operations	4.26	1.39	(2.19)	3.02	4.47

Net asset value, end of period	$17.99	$13.73	$12.34	$14.53	$11.51

Total return	31.03%	11.26%	(15.07%)	26.28%	63.39%

Ratios to average net assets(b)

Total gross expenses	1.03%	1.05%	1.03%	0.99%	1.07%

Total net expenses(c)	1.00%	1.03%	1.03%	0.99%	1.07%

Net investment income (loss)	(0.34%)	0.02%	(0.20%)	(0.19%)	(0.15%)

Supplemental data

Net assets, end of period (in thousands)	$307,835	$270,346	$292,116	$407,945	$380,078

Portfolio turnover	115%	134%	165%	100%	126%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013	19

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.76% of the Fund’s average daily net assets.

20	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,559.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to

0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.870%	0.880%
Class 2	1.120	1.130
Class 3	0.995	1.005

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $599,633,984 and $716,088,696, respectively, for the year ended December 31, 2013.

Transactions to realign the Fund’s portfolio following the merger as described in Note 8 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to proceeds from sales of $47,635.

Annual Report 2013	21

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 94.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — Mid Cap Growth Fund, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $505,587,635 and the combined net assets immediately after the acquisition were $534,033,619.

The merger was accomplished by a tax-free exchange of 4,834,745 shares of the acquired fund valued at $28,445,984 (including $6,087,353 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,501,118
Class 2	406,347

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2013 the Fund’s pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2013 would have been approximately $(1.2) million, $81.2 million, $67.1 million and $147.1 million, respectively.

Note 9. Significant Risks

Consumer Discretionary Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

22	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	23

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

24	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	25

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways,

Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

26	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013	27

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

28	Annual Report 2013

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013	29

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Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	33

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6651 D (2/14)

Annual Report December 31, 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned 48.39% for the 12-month period ended December 31, 2013.

>	The Fund outperformed its benchmark, the Russell 2000 Index, which gained 38.82% during the same period.

>	Favorable security selection — particularly in the financials sector — was the biggest driver of the Fund’s outperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	48.55	23.28	8.80
Class 2*	05/03/10	48.22	23.02	8.61
Class 3	09/15/99	48.39	23.17	8.75
Russell 2000 Index		38.82	20.08	9.07

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 — December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013	3

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus*

*	Effective January 2, 2014, Neil Eigen retired and Ms. Montanus was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2013)
Lincoln National Corp.	4.4
Salix Pharmaceuticals Ltd.	4.1
United Continental Holdings, Inc.	3.7
Belden, Inc.	3.4
Mueller Industries, Inc.	3.4
Texas Roadhouse, Inc.	3.4
EnerSys, Inc.	3.3
Hanesbrands, Inc.	3.2
Herbalife Ltd.	3.2
Waste Connections, Inc.	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.0
Consumer Discretionary	16.1
Consumer Staples	6.3
Energy	8.1
Financials	14.8
Health Care	13.3
Industrials	20.1
Information Technology	14.1
Materials	4.5
Telecommunication Services	1.7
Limited Partnerships	0.7
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2013, the Fund’s Class 3 shares returned 48.39%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 38.82% for the same time period. Security selection drove the Fund’s performance advantage against the benchmark, as we remained focused on companies with a combination of both stock prices reflecting low earnings expectations and potential catalysts for change.

U.S. Economy Gained Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve’s next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. U.S. equities ended the year with their most significant gains since the late 1990s, as greater risk tolerance among investors and rising interest rates spurred a rotation into stocks that overshadowed declining earnings estimates. Small-cap returns led the market’s broad-based advance. Within the benchmark, health care, consumer staples, consumer discretionary and information technology each gained more than 40% for the year.

Positive Security Selection

Security selection in the financials sector was an outsized driver of relative performance, but stock selection in consumer staples, energy, materials, industrials and consumer discretionary also were strong. In financials, some of the biggest gains came from an overweight in the insurance segment, where stocks benefited from the rising equity market, higher interest rates and good pricing within the industry. Top contributors here included life insurer Lincoln National, which is not in the benchmark. A sizable underweight in real estate investment trusts (REITs) also helped, as an investor shift away from more defensive, dividend-paying stocks kept a lid on returns in the group.

In the consumer staples sector, investments in direct sales global nutrition and weight management company Herbalife and underwear manufacturer Hanesbrands helped the most. Shares of Herbalife, which is outside the benchmark, rose as growing interest worldwide in health supplements led to better-than-expected earnings results. Hanesbrands benefited from strong execution and declining cotton prices. Top contributors from other sectors included specialty pharmaceuticals company Salix Pharmaceuticals, whose stock was aided when a drug it sells to treat liver disease and irritable bowel syndrome exceeded investor expectations. In industrials, lead acid battery manufacturer EnerSys and trucking company Swift Transportation stood out. Their steep gains were the result of renewed investor interest in the sector as economic growth improved and the outlook for earnings growth remained favorable.

Disappointments in Technology

The Fund’s information technology stocks posted strong returns but lagged the sector’s advance within the benchmark. Individual disappointments here included Cypress Semiconductor, NETGEAR and an out-of-benchmark holding, ON Semiconductor. All three stocks lagged the market rally due to execution issues.

4	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At this time, we expect to see a favorable backdrop for stocks in 2014, given expectations for improved economic growth, better employment data and slowly rising interest rates. Regardless of what happens, we intend to remain fully invested with a focus on smaller-cap companies that can grow their earnings across a reasonably broad set of economic parameters. At period end, the Fund had a sizable overweight in industrials and a large underweight in financials, each of which was driven by bottom-up security selection.

Annual Report 2013	5

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,232.80	1,020.74	5.29	4.79	0.93
Class 2	1,000.00	1,000.00	1,232.00	1,019.47	6.71	6.07	1.18
Class 3	1,000.00	1,000.00	1,232.40	1,020.13	5.97	5.40	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%
Issuer	Shares	Value ($)
Consumer Discretionary 16.2%
Auto Components 2.6%

American Axle & Manufacturing Holdings, Inc.(a)	250,000	5,112,500

Diversified Consumer Services 2.7%

Sotheby’s	100,000	5,320,000

Hotels, Restaurants & Leisure 3.8%

Penn National Gaming, Inc.(a)	60,000	859,800

Texas Roadhouse, Inc.	235,000	6,533,000

Total		7,392,800

Household Durables 2.7%

Lennar Corp., Class A	130,000	5,142,800

Specialty Retail 1.1%

Chico’s FAS, Inc.	110,000	2,072,400

Textiles, Apparel & Luxury Goods 3.3%

Hanesbrands, Inc.	90,000	6,324,300

Total Consumer Discretionary		31,364,800

Consumer Staples 6.3%
Food Products 3.1%

Dean Foods Co.(a)	125,000	2,148,750

WhiteWave Foods Co., Class A(a)	166,523	3,820,038

Total		5,968,788

Personal Products 3.2%

Herbalife Ltd.	80,000	6,296,000

Total Consumer Staples		12,264,788

Energy 8.1%
Energy Equipment & Services 5.9%

Exterran Holdings, Inc.(a)	130,400	4,459,680

Superior Energy Services, Inc.(a)	118,700	3,158,607

Tetra Technologies, Inc.(a)	310,000	3,831,600

Total		11,449,887

Oil, Gas & Consumable Fuels 2.2%

Oasis Petroleum, Inc.(a)	92,000	4,321,240

Total Energy		15,771,127

Financials 14.9%
Insurance 13.3%

Aspen Insurance Holdings Ltd.	120,000	4,957,200

Endurance Specialty Holdings Ltd.	80,000	4,693,600

Hanover Insurance Group, Inc. (The)	90,000	5,373,900

Lincoln National Corp.	165,000	8,517,300

Meadowbrook Insurance Group, Inc.	340,000	2,366,400

Total		25,908,400

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 1.6%

Gaming and Leisure Properties, Inc.(a)	60,000	3,048,600

Total Financials		28,957,000

Health Care 13.4%
Health Care Equipment & Supplies 3.1%

Analogic Corp.	35,000	3,099,600

Sirona Dental Systems, Inc.(a)	40,000	2,808,000

Total		5,907,600

Health Care Providers & Services 2.9%

WellCare Health Plans, Inc.(a)	81,000	5,704,020

Life Sciences Tools & Services 1.0%

Bruker Corp.(a)	100,070	1,978,384

Pharmaceuticals 6.4%

Impax Laboratories, Inc.(a)	180,164	4,529,323

Salix Pharmaceuticals Ltd.(a)	88,000	7,914,720

Total		12,444,043

Total Health Care		26,034,047

Industrials 20.2%
Aerospace & Defense 2.5%

Cubic Corp.	90,000	4,739,400

Airlines 3.7%

United Continental Holdings, Inc.(a)	190,000	7,187,700

Commercial Services & Supplies 3.0%

Waste Connections, Inc.	135,000	5,890,050

Electrical Equipment 3.3%

EnerSys, Inc.	92,000	6,448,280

Machinery 4.9%

Mueller Industries, Inc.	105,000	6,616,050

Wabash National Corp.(a)	240,000	2,964,000

Total		9,580,050

Road & Rail 2.8%

Swift Transportation Co.(a)	240,000	5,330,400

Total Industrials		39,175,880

Information Technology 14.2%
Communications Equipment 2.9%

Calix, Inc.(a)	281,240	2,711,153

NETGEAR, Inc.(a)	85,000	2,799,900

Total		5,511,053

Electronic Equipment, Instruments & Components 3.5%

Belden, Inc.	95,000	6,692,750

IT Services 1.5%

CACI International, Inc., Class A(a)	40,000	2,928,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.8%

Cypress Semiconductor Corp.	240,000	2,520,000

ON Semiconductor Corp.(a)	590,000	4,861,600

Total		7,381,600

Software 2.5%

BroadSoft, Inc.(a)	180,000	4,921,200

Total Information Technology		27,435,403

Materials 4.5%
Chemicals 2.9%

Minerals Technologies, Inc.	92,500	5,556,475

Containers & Packaging 1.6%

Owens-Illinois, Inc.(a)	90,000	3,220,200

Total Materials		8,776,675

Telecommunication Services 1.8%
Wireless Telecommunication Services 1.8%

Telephone & Data Systems, Inc.	130,808	3,372,230

Total Telecommunication Services		3,372,230

Total Common Stocks (Cost: $97,866,413)		193,151,950

Limited Partnerships 0.8%
Issuer	Shares	Value ($)
Energy 0.8%
Oil, Gas & Consumable Fuels 0.8%

Valero Energy Partners LP(a)	42,060	1,448,967

Total Energy		1,448,967

Total Limited Partnerships (Cost: $967,380)		1,448,967

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.096%(b)(c)	612,985	612,985

Total Money Market Funds (Cost: $612,985)		612,985

Total Investments (Cost: $99,446,778)		195,213,902

Other Assets & Liabilities, Net		(1,283,355)

Net Assets		193,930,547

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	76,910	28,301,725	(27,765,650)	612,985	2,394	612,985

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	31,364,800	—	—	31,364,800

Consumer Staples	12,264,788	—	—	12,264,788

Energy	15,771,127	—	—	15,771,127

Financials	28,957,000	—	—	28,957,000

Health Care	26,034,047	—	—	26,034,047

Industrials	39,175,880	—	—	39,175,880

Information Technology	27,435,403	—	—	27,435,403

Materials	8,776,675	—	—	8,776,675

Telecommunication Services	3,372,230	—	—	3,372,230

Total Equity Securities	193,151,950	—	—	193,151,950

Other

Limited Partnerships	1,448,967	—	—	1,448,967

Total Other	1,448,967	—	—	1,448,967

Mutual Funds

Money Market Funds	612,985	—	—	612,985

Total Mutual Funds	612,985	—	—	612,985

Total	195,213,902	—	—	195,213,902

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $98,833,793)	$194,600,917

Affiliated issuers (identified cost $612,985)	612,985

Total investments (identified cost $99,446,778)	195,213,902

Receivable for:

Capital shares sold	55,945

Dividends	31,433

Expense reimbursement due from Investment Manager	11,842

Prepaid expenses	2,305

Total assets	195,315,427

Liabilities

Payable for:

Investments purchased	778,836

Capital shares purchased	380,056

Investment management fees	132,026

Distribution and/or service fees	14,377

Transfer agent fees	10,027

Administration fees	13,370

Compensation of board members	14,111

Other expenses	42,077

Total liabilities	1,384,880

Net assets applicable to outstanding capital stock	$193,930,547

Represented by

Trust capital	$193,930,547

Total — representing net assets applicable to outstanding capital stock	$193,930,547

Class 1

Net assets	$80,983,027

Shares outstanding	4,382,070

Net asset value per share	$18.48

Class 2

Net assets	$21,186,017

Shares outstanding	1,156,717

Net asset value per share	$18.32

Class 3

Net assets	$91,761,503

Shares outstanding	4,985,797

Net asset value per share	$18.40

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$900,220

Dividends — affiliated issuers	2,394

Total income	902,614

Expenses:

Investment management fees	1,334,597

Distribution and/or service fees

Class 2	43,887

Class 3	97,707

Transfer agent fees

Class 1	43,929

Class 2	10,533

Class 3	46,898

Administration fees	135,151

Compensation of board members	15,377

Custodian fees	7,267

Printing and postage fees	44,284

Professional fees	30,538

Other	2,279

Total expenses	1,812,447

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(99,478)

Total net expenses	1,712,969

Net investment loss	(810,355)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	19,189,971

Net realized gain	19,189,971

Net change in unrealized appreciation (depreciation) on:

Investments	47,599,298

Net change in unrealized appreciation (depreciation)	47,599,298

Net realized and unrealized gain	66,789,269

Net increase in net assets resulting from operations	$65,978,914

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations

Net investment loss	$(810,355)	$(437,828)

Net realized gain	19,189,971	10,384,087

Net change in unrealized appreciation (depreciation)	47,599,298	14,043,732

Net increase in net assets resulting from operations	65,978,914	23,989,991

Increase (decrease) in net assets from capital stock activity	(15,711,393)	(23,365,531)

Total increase in net assets	50,267,521	624,460

Net assets at beginning of year	143,663,026	143,038,566

Net assets at end of year	$193,930,547	$143,663,026

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	346,935	5,480,564	262,184	3,069,778

Redemptions	(1,068,623)	(16,630,399)	(1,002,408)	(11,657,397)

Net decrease	(721,688)	(11,149,835)	(740,224)	(8,587,619)

Class 2 shares

Subscriptions	255,533	4,007,003	120,236	1,404,712

Redemptions	(250,653)	(3,869,910)	(192,477)	(2,241,667)

Net increase (decrease)	4,880	137,093	(72,241)	(836,955)

Class 3 shares

Subscriptions	235,293	3,787,394	42,997	493,457

Redemptions	(565,194)	(8,486,045)	(1,237,923)	(14,434,414)

Net decrease	(329,901)	(4,698,651)	(1,194,926)	(13,940,957)

Total net decrease	(1,046,709)	(15,711,393)	(2,007,391)	(23,365,531)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.44	$10.55	$11.52	$10.40

Income from investment operations:

Net investment loss	(0.06)	(0.02)	(0.03)	(0.04)

Net realized and unrealized gain (loss)	6.10	1.91	(0.94)	1.16

Total from investment operations	6.04	1.89	(0.97)	1.12

Net asset value, end of period	$18.48	$12.44	$10.55	$11.52

Total return	48.55%	17.92%	(8.42%)	10.77%

Ratios to average net assets(b)

Total gross expenses	0.99%	1.01%	0.98%	1.09	%(c)

Total net expenses(d)	0.93%	0.94%	0.96%	1.09	%(c)

Net investment loss	(0.40%)	(0.21%)	(0.27%)	(0.58	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$80,983	$63,490	$61,631	$6

Portfolio turnover	16%	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.36	$10.50	$11.50	$10.40

Income from investment operations:

Net investment loss	(0.10)	(0.05)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	6.06	1.91	(0.94)	1.15

Total from investment operations	5.96	1.86	(1.00)	1.10

Net asset value, end of period	$18.32	$12.36	$10.50	$11.50

Total return	48.22%	17.71%	(8.70%)	10.58%

Ratios to average net assets(b)

Total gross expenses	1.24%	1.26%	1.24%	1.36	%(c)

Total net expenses(d)	1.18%	1.19%	1.21%	1.33	%(c)

Net investment loss	(0.64%)	(0.46%)	(0.52%)	(0.66	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$21,186	$14,236	$12,858	$190

Portfolio turnover	16%	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$12.40	$10.53	$11.51	$9.08	$6.49

Income from investment operations:

Net investment loss	(0.08)	(0.04)	(0.05)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	6.08	1.91	(0.93)	2.50	2.63

Total from investment operations	6.00	1.87	(0.98)	2.43	2.59

Net asset value, end of period	$18.40	$12.40	$10.53	$11.51	$9.08

Total return	48.39%	17.76%	(8.51%)	26.79%	39.81%

Ratios to average net assets(a)

Total gross expenses	1.11%	1.13%	1.13%	1.21%	1.09%

Total net expenses(b)	1.05%	1.06%	1.10%	1.20%	1.09%

Net investment loss	(0.52%)	(0.34%)	(0.45%)	(0.76%)	(0.56%)

Supplemental data

Net assets, end of period (in thousands)	$91,762	$65,937	$68,550	$88,168	$78,895

Portfolio turnover	16%	6%	13%	5%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,717.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.930%
Class 2	1.180
Class 3	1.055

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $25,880,254 and $41,859,067, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, one unaffiliated shareholder account owned 32.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 49.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility

Annual Report 2013	19

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Significant Risks

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2014

Annual Report 2013	21

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	23

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

24	Annual Report 2013

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013	25

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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28	Annual Report 2013

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Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6484 D (2/14)

Annual Report

December 31, 2013

Variable Portfolio Funds

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio — Limited Duration Credit Fund

Variable Portfolio — American Century Diversified Bond Fund

Variable Portfolio — American Century Growth Fund
(renamed Variable Portfolio — Loomis Sayles Growth Fund, effective March 21, 2014)

Variable Portfolio — Columbia Wanger International Equities Fund

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Variable Portfolio — DFA International Value Fund

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Variable Portfolio — Holland Large Cap Growth Fund

Variable Portfolio — Invesco International Growth Fund

Variable Portfolio — J.P. Morgan Core Bond Fund

Variable Portfolio — Jennison Mid Cap Growth Fund

Variable Portfolio — MFS Value Fund

Variable Portfolio — Mondrian International Small Cap Fund

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Variable Portfolio — NFJ Dividend Value Fund

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Variable Portfolio — Partners Small Cap Growth Fund

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund
(renamed Variable Portfolio — TCW Core Plus Bond Fund, effective March 21, 2014)

Variable Portfolio — Pyramis® International Equity Fund

Variable Portfolio — Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies, (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plan). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your variable annuity Contract prospectus or Qualified Plan disclosure document information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used under license.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio Funds

Columbia Variable Portfolio — Limited Duration Credit Fund

Performance Overview	2
Manager Discussion of Fund Performance	4

Variable Portfolio — American Century Diversified Bond Fund

Performance Overview	6
Manager Discussion of Fund Performance	8

Variable Portfolio — American Century Growth Fund

Performance Overview	11
Manager Discussion of Fund Performance	13

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Overview	16
Manager Discussion of Fund Performance	18

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance Overview	22
Manager Discussion of Fund Performance	24

Variable Portfolio — DFA International Value Fund

Performance Overview	26
Manager Discussion of Fund Performance	28

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Overview	32
Manager Discussion of Fund Performance	34

Variable Portfolio — Holland Large Cap Growth Fund

Performance Overview	37
Manager Discussion of Fund Performance	39

Variable Portfolio — Invesco International Growth Fund

Performance Overview	42
Manager Discussion of Fund Performance	44

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Overview	47
Manager Discussion of Fund Performance	49

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Overview	52
Manager Discussion of Fund Performance	54

Variable Portfolio — MFS Value Fund

Performance Overview	58
Manager Discussion of Fund Performance	60

Variable Portfolio — Mondrian International Small Cap Fund

Performance Overview	63
Manager Discussion of Fund Performance	65

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Overview	68
Manager Discussion of Fund Performance	70

Variable Portfolio — NFJ Dividend Value Fund

Performance Overview	73
Manager Discussion of Fund Performance	75

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Overview	79
Manager Discussion of Fund Performance	81

Variable Portfolio — Partners Small Cap Growth Fund

Performance Overview	84
Manager Discussion of Fund Performance	86

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

Performance Overview	91
Manager Discussion of Fund Performance	93

Variable Portfolio — Pyramis® International Equity Fund

Performance Overview	96
Manager Discussion of Fund Performance	98

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Overview	102
Manager Discussion of Fund Performance	104
Understanding Your Fund's Expenses	107
Portfolio of Investments	115
Statement of Assets and Liabilities	291
Statement of Operations	305
Statement of Changes in Net Assets	312
Financial Highlights	332
Notes to Financial Statements	372
Report of Independent Registered Public Accounting Firm	392
Federal Income Tax Information	393
Trustees and Officers	394
Important Information About This Report	401

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio — Limited Duration Credit Fund

Performance Summary

>  Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund) Class 2 Shares returned 1.19% for the 12-month period ended December 31, 2013.

>  The Fund slightly underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 1.52% during the same period.

>  An underweight in the debt of financial companies, which were strong performers, detracted modestly from results. The Fund was longer than the benchmark in spread duration, a measure of price sensitivity to the change in yields vs. similar-duration Treasuries, which aided performance.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	1.44	3.48
Class 2	05/07/10	1.19	3.22
Barclays U.S. 1-5 Year Corporate Index		1.52	3.79

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio — Limited Duration Credit Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended December 31, 2103, the Fund's Class 2 shares returned 1.19%. Its benchmark, the Barclays U.S. 1-5 Year Corporate Index, returned 1.52% over the same period. An underweight in the debt of financial companies, which were strong performers, detracted modestly from results. The Fund was longer than the benchmark in spread duration, a measure of price sensitivity to the change in yields vs. similar-duration Treasuries, which aided performance.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales, and foreclosure activity trend downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve's next move on monetary policy — returns on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in May and June after the Fed began to talk about removing some of its support. However, when the Fed chose to delay its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. Most sectors in the domestic fixed-income market produced modestly negative returns for the year, as higher interest rates tended to cut into the value of bonds. Shorter duration strategies tended to do relatively well, while corporate bonds and other credit-sensitive sectors outperformed Treasuries and other high quality alternatives.

Sector Allocations Detracted from Results

An underweight in financial issuers detracted from performance during a period in which bonds issued by financials companies outperformed other sectors. The underweight was consistent with our long-term approach: We typically maintain an underweight position relative to the benchmark in financials because we believe the business models of many institutions in the sector are complex, difficult to analyze and too dependent on unpredictable factors, such as trading profits and losses. They also are subject to the risk of changes in regulatory rules. In particular, we avoided significant exposure to banks, brokers and real estate trusts. Relative performance was held back by the Fund's overweight in the debt of telecommunication services and media companies. These underperformed as investors worried that potential increases in merger-and-acquisition activities in the groups could penalize bond holders.

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Corporate Bonds & Notes	87.6
Money Market Funds	12.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2013)
AA rating	0.9
A rating	11.0
BBB rating	85.1
Non-investment grade	3.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

Credit-Sensitive Bonds Outperformed

In a period in which credit-sensitive securities, such as corporate bonds, outperformed the overall fixed-income market, the Fund's long spread duration had a positive impact on relative performance. (Spread duration measures price sensitivity to changes in yield premium.) The Fund had more exposure to credit spreads than to interest rates relative to the benchmark which contributed positively to performance as credit spreads narrowed. We also sought to manage the Fund's interest-rate risk by maintaining a shorter duration than the benchmark, a strategy that aided relative performance.

Looking Ahead

We think that different factors will drive investment results in 2014. In the coming months, we currently believe that better performance is more likely to come from individual security selection, based on fundamental analysis of individual companies. We believe this should play to the strength of our investment process, which relies greatly on fundamental research of individual companies.

At this time, we anticipate modest economic growth for the U.S. economy, which should generally provide a good environment for corporate earnings. Against this backdrop, we believe that research will help us uncover opportunities in the corporate bond universe.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — American Century Diversified Bond Fund

Performance Summary

>  Variable Portfolio — American Century Diversified Bond Fund (the Fund) Class 2 shares returned -2.71% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% over the same period.

>  The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	-2.45	3.55
Class 2	05/07/10	-2.71	3.30
Barclays U.S. Aggregate Bond Index		-2.02	3.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — American Century Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — American Century Diversified Bond Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned -2.71%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% over the same period. The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

A Challenged Market and Tapering Speculation

All eyes were on the Federal Reserve (the Fed) for much of the annual period — a challenging year for fixed income investors — as yields on U.S. Treasury securities increased sharply. In general, investors expected modestly improving economic data to trigger a change in the Fed's long-standing economic stimulus program even as it remained unclear whether the economy was strong enough to withstand waning Fed support.

All taxable investment grade bond sectors posted negative returns for the annual period, with U.S. Treasury security returns among the weakest. Several factors contributed to this underperformance. Early in 2013, gains in the U.S. housing and labor markets generally sparked economic optimism and a demand for riskier asset classes. Against this backdrop, perceived safe-haven investments, such as U.S. Treasuries, underperformed higher yielding, higher risk securities. At the same time, the improving economic data led to speculation that the Fed would potentially exit its quantitative easing program sooner than originally expected. Such speculation, in turn, pushed U.S. Treasury yields higher.

The Fed validated the speculation in May 2013, when Fed Chair Bernanke hinted the central bank may begin tapering its $85 billion monthly bond purchases later in the year if the economy and labor markets continued to improve. As quantitative easing had helped drive yields to historically low levels, these comments rattled the fixed income market, driving yields higher and triggering a widespread sell-off, particularly among less liquid and longer duration securities. The financial markets generally assumed the Fed's tapering would begin in September 2013.

The negative fixed income market tone took a turn late in the third quarter, following the Fed's September policy meeting. In a move that surprised the global financial markets, the Fed announced it was not yet tapering and would maintain its prevailing bond buying program, citing uneven economic data and uncertainty surrounding fiscal policy as the reasons for the taper delay. Bonds generally rallied on the news.

The rally was short-lived, however, as modestly improving economic data once again took center stage and ignited taper talk. In December 2013, the Fed announced it would reduce its monthly bond buying from $85 billion to $75 billion beginning in January 2014, with additional reductions remaining data

Portfolio Management

American Century Investment
Management, Inc.

Robert Gahagan

Alejandro Aguilar, CFA

Jeffrey Houston, CFA

Brian Howell

G. David MacEwen

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non-Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	4.3
Corporate Bonds & Notes	22.6
Foreign Government Obligations	6.4
Money Market Funds	4.0
Municipal Bonds	1.2
Residential Mortgage-Backed Securities — Agency	25.4
Residential Mortgage-Backed Securities — Non-Agency	3.3
U.S. Government & Agency Obligations	1.3
U.S. Treasury Obligations	31.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Diversified Bond Fund

dependent. The Fed also announced it would maintain its near-zero interest rate policy until at least 2015, even if unemployment slips below the Fed's previously stated rate hike threshold of 6.5%.

As longer-term interest rates moved higher in response to better economic data and prospects of Fed tapering and shorter-term interest rates remained anchored by the Fed's near-zero targeted federal funds rate, the U.S. Treasury yield curve steepened overall during the annual period.

Spread Sector Allocations and Duration Positioning Aided Results

We underweighted U.S. Treasuries and government agency securities within the Fund in favor of spread (non-U.S. Treasury) sectors, including corporate credit and securitized sectors. As the former performed poorly and the latter were among the better fixed income performers during the annual period, such positioning helped. Further, within the corporate allocation, security selection, including a small, out-of-benchmark position in high yield securities, aided relative performance, as high yield corporate securities were the fixed income market's top-performing sector during the annual period.

An overweighted allocation to and security selection within the securitized sector also contributed positively to the Fund's relative performance. In particular, our preference for higher-coupon non-agency mortgage-backed securities, commercial mortgage-backed securities and hybrid adjustable-rate mortgages (ARMs) helped the Fund's results, as these sectors each outperformed the benchmark during the annual period.

Additionally, a small out-of-benchmark allocation to non-U.S. dollar-denominated securities added value. The Fund held U.K., Belgium, Norway, Sweden and Portugal government bonds.

Finally, the Fund's duration positioning overall supported results. The Fund maintained a relatively neutral duration to that of the benchmark, which is typical for this Fund, until the third quarter of 2013. We began to shorten the Fund's duration stance relative to the benchmark in the third quarter in anticipation of Fed tapering and further normalization of interest rates. This strategy was not rewarded at first when the Fed decided not to taper in September and when the U.S. government was temporarily shut down in October, causing the bond market to rally. After the fiscal crisis was resolved, the economy improved and interest rates resumed rising, we shortened the Fund's relative duration further. The Fund's overall short duration stance compared to that of the benchmark was then rewarded in the fourth quarter of 2013 as interest rates rose. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Exposure to TIPS Hampered Performance

An exposure to Treasury inflation-protected securities (TIPS) during the first half of the annual period detracted from Fund performance, as TIPS sharply underperformed the benchmark. The Fed's comments in May and June about a potential timetable for quantitative easing tapering drove nominal U.S. Treasury and TIPS yields higher and triggered a widespread sell-off in the fixed income market, particularly among less liquid and longer duration securities, including TIPS. In addition, muted inflation readings and declining long-term inflation expectations weighed on inflation-indexed bonds. We maintained an

Quality Breakdown (%) (at December 31, 2013)
AAA rating	65.0
AA rating	2.4
A rating	7.2
BBB rating	12.2
Non-investment grade	3.0
Not rated	10.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Diversified Bond Fund

overweighted position in TIPS in the Fund through much of the second quarter of 2013 but sold the position by quarter end.

Yield curve positioning had a relatively neutral impact on the Fund's relative results during the annual period, as the Fund's yield curve positioning was neutral relative to the benchmark for much of the year. However, during the summer, the Fund had a modest overweight to some longer-duration securities, which detracted from performance. Later, when the Fund was positioned more for yield curve steepening, the yield curve flattened on the Fed's non-tapering and the government shutdown, and such positioning also detracted. However, during the fourth quarter, the Fund's positioning proved effective as the yield curve then did steepen.

Shifting Market Conditions Drove Fund Changes

Beginning early in 2013, we reduced the Fund's overweight to investment grade corporate bonds, given that spreads (yield differentials to U.S. Treasuries) remained at relatively tight levels. There also appeared to be better investment opportunities in the high yield corporate sector and among non-agency mortgage-backed securities. Probably the biggest, most significant change for the Fund, however, was moving from a long-standing neutral duration stance to a shorter-than-benchmark duration starting in the third quarter in anticipation of Fed tapering and a continued normalization of interest rates.

At the end of the annual period, the Fund had underweighted positions relative to the benchmark in U.S. Treasuries and overweighted positions in corporate bonds and mortgage-backed securities. The Fund ended the year with a duration position that was modestly short of that of the benchmark.

Looking Ahead

At the end of the annual period, we continued to believe interest rates would likely trend higher, as the economy improves, the Fed's taper strategy unfolds and interest rates normalize to levels consistent with economic conditions. Given this view, we currently expect to maintain the Fund's relative short duration stance and its overweight position in spread sectors relative to U.S. Treasuries. We also believe active management and security selection will become increasingly important as interest rates normalize.

Overall, we remain committed to seeking diversified sources of return, maintaining balanced sector allocation and focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — American Century Growth Fund

Performance Summary

>  Variable Portfolio — American Century Growth Fund (the Fund) Class 2 shares returned 29.39% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 33.48% over the same period.

>  While the Fund generated positive double-digit absolute returns, its underperformance relative to the benchmark can be attributed primarily to overall stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	29.65	15.00
Class 2	05/07/10	29.39	14.72
Russell 1000 Growth Index		33.48	18.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — American Century Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — American Century Growth Fund

Effective March 21, 2014, the Fund's name will change to Variable Portfolio — Loomis Sayles Growth Fund.

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares gained 29.39%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 33.48% over the same period. While the Fund generated positive double-digit absolute returns, its underperformance relative to the benchmark can be attributed primarily to stock selection overall.

U.S. Equity Indices Advanced Despite Volatility

U.S. equity indices delivered robust returns for the annual period, although they experienced volatility along the way. U.S. equity markets enjoyed solid performance during the first four months of 2013, with the broad equity market indices touching record highs. Stocks benefited from improving economic growth and easing monetary policy from the Federal Reserve (the Fed). Worries about a slowdown in the Fed's bond purchase program and slow economic growth in China erased some of those early gains beginning in mid-May 2013. The U.S. equity markets subsequently rebounded and ultimately finished the year at record highs, aided by signs of better economic growth in the U.S. and continued stimulative monetary policy from the Fed. While the rate of corporate earnings growth slowed, the absolute level of earnings as reported in October 2013 reached a record high. The Fed's September 2013 delay in tapering its bond purchase program propelled stocks higher in the last months of the year.

Stock Choices in Consumer and IT Sectors Hampered Fund Results

The Fund derived positive absolute returns from all sectors in which it was invested during the annual period. However, stock selection in the consumer discretionary, information technology and consumer staples sectors detracted from the Fund's performance most relative to the benchmark. In consumer discretionary, positioning in the internet and catalog retail; textile, apparel and luxury goods; and specialty retail industries detracted most. In information technology, positioning in the semiconductor, communications equipment and software industries were key sources of underperformance. In consumer staples, positioning in the beverages industry hurt.

Amongst individual positions held in the Fund, an overweight position in online travel provider Expedia detracted. We believed the company would realize greater efficiencies and profits as a result of its business model. Unfortunately, that did not materialize, and we eliminated the position. An overweight position in communication equipment company Riverbed Technology also detracted from the Fund's results. The company announced a large acquisition in late 2012, but

Portfolio Management

American Century Investment
Management, Inc.

Gregory Woodhams, CFA

E.A. Prescott LeGard, CFA

Effective March 21, 2014, Loomis, Sayles & Company L.P. will replace American Century Investment Management, Inc. as the Fund's subadvisor.

Top Ten Holdings (%) (at December 31, 2013)
Google, Inc., Class A	4.6
Apple, Inc.	4.5
PepsiCo, Inc.	3.6
Comcast Corp., Class A	2.5
Home Depot, Inc. (The)	2.5
Visa, Inc., Class A	2.5
Schlumberger Ltd.	2.4
QUALCOMM, Inc.	2.3
Oracle Corp.	2.0
Honeywell International, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.5
Consumer Discretionary	19.6
Consumer Staples	10.8
Energy	5.3
Financials	4.8
Health Care	12.8
Industrials	13.7
Information Technology	27.7
Materials	3.8
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Growth Fund

issued conservative earnings guidance while struggling to integrate the acquisition. We sold the position by the end of the annual period. An underweight position in biotechnology company Celgene detracted from relative performance, as the stock outperformed the benchmark during the annual period.

Stock Selection in Energy and Health Care Aided Fund Performance

Partially offsetting the detractors was the positive contribution made by effective stock selection in the energy and health care sectors. In energy, positioning in the energy equipment and services industry helped most. In health care, stock selection in the health care providers industry added particular value.

Telecommunication services also contributed, due largely to the Fund completely avoiding the diversified telecommunications services industry. We saw increasing competition in the wireless industry and slowing growth in the tower industry, so we eliminated these positions after a period of solid performance, while valuations were still relatively high.

Among the top individual positive contributors to the Fund's relative results was IBM by virtue of the Fund's underweighted position in its shares. IBM performed poorly during the annual period, as it posted disappointing revenues and saw its chief financial officer depart. We sold the Fund's position in IBM by the end of the annual period. An overweight position in MasterCard boosted the Fund's relative results, as the electronic payment processor benefited from the rising trend of electronic rather than cash transactions. An overweight position in biotechnology company Gilead Sciences also added value, with investors responding positively to developments in the company's hepatitis C treatment portfolio.

Bottom-Up Trade Decisions Drove Portfolio Changes

During the annual period, we made several purchases and sales that impacted the Fund's sector allocations. We increased the Fund's exposure to Google, which was enjoying better than expected margins and search results. We initiated a Fund position in software provider VMware. The company appears to be growing its business, moving corporate computing infrastructure to offsite cloud data centers, and upselling existing customers to a suite of information technology management products.

Conversely, in addition to the sales already mentioned, we significantly trimmed the Fund's position in The Coca-Cola Companies because of the poor outlook for carbonated beverage sales. At the same time, we increased Fund exposure to PepsiCo, which, in our view, has a more diversified product line and whose revenues are less dependent on carbonated beverage sales.

We eliminated the Fund's position in communications equipment maker Cisco Systems, which reported revenues and margins below expectations. We also exited the Fund's position in software maker CommVault Systems after the company made changes to its sales strategy that were not consistent with our investment thesis.

At the end of the annual period, the Fund's greatest sector overweight relative to the benchmark was in information technology, primarily reflecting an increase in exposure to Google and VMware, described above. The Fund was also overweight relative to the benchmark in the energy and industrials sectors as of

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Growth Fund

December 31, 2013. On the same date, the Fund was most underweighted relative to the benchmark in telecommunication services, having eliminated the exposure entirely based on our views of prospects ahead for the sector's industries, as already discussed.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Summary

>  Variable Portfolio — Columbia Wanger International Equities Fund (the Fund) Class 2 shares returned 22.02% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which gained 16.77% over the same period.

>  The Fund's outperformance of the benchmark can be attributed primarily to effective security selection.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	22.32	13.60
Class 2	05/07/10	22.02	13.35
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index		16.77	11.40

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Columbia Wanger International Equities Fund

At December 31, 2013, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 22.02%. The Fund outperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which gained 16.77% over the same period. The Fund's outperformance of the benchmark can be attributed primarily to effective security selection.

A Banner Year for Developed Market Equities

Year 2013 was a banner year for many equity markets in the developed world, as optimism about economic recovery in Japan, Europe and the U.S. sent most major market indices up significantly. This optimistic outlook was underpinned by the U.S. Federal Reserve, which in the second calendar quarter indicated that its highly impactful bond purchase program might be wound down sooner rather than later owing to rising expectations for economic growth. The resultant jump in long-term government bond rates had a particularly pronounced effect on the developing world, already struggling with deteriorated economic outlooks. Many emerging markets posted weak local equity market returns, exacerbated in U.S. dollar terms by weakening currencies.

Security Selection Overall Aided Fund Performance

The Fund outperformed the benchmark primarily due to effective security selection. From a sector perspective, security selection was strongest in consumer discretionary, financials and materials. Having a modestly overweighted allocation to consumer discretionary, which was the strongest sector in the benchmark during the annual period, and having underweighted exposures to the financials and materials sectors, which each lagged the benchmark during the annual period, also helped.

Regionally, the Fund focuses on major geographic buckets as opposed to individual countries. Individual country weightings are a by-product of where our analysts are finding the best ideas and how they allocate their portion of the Fund among the countries in their coverage area. That said, stock selection proved most effective in Hong Kong, South Africa, Canada and Japan during the annual period.

The top individual contributors to the Fund's performance during the annual period were Melco Crown Entertainment, Coronation Fund Managers and Start Today. Shares of Melco Crown Entertainment, an owner and developer of casino gaming in Macau, posted triple-digit gains during the annual period, as gaming revenue exceeded both management and analyst expectations on ongoing strong visits by mainland Chinese to its Macau casino. Coronation Fund Managers, a South African asset manager, performed well. The company saw strong growth in assets, as retail investors shifted assets to its mutual funds from more traditional bank and insurance company investments. Shares of Start Today, a Japanese

Portfolio Management

Columbia Wanger Asset Management LLC

Christopher Olson, CFA

Louis Mendes, CFA

Top Ten Holdings (%) (at December 31, 2013)
Melco Crown Entertainment Ltd., ADR (Hong Kong)	1.4
Coronation Fund Managers Ltd. (South Africa)	1.3
Charles Taylor PLC (United Kingdom)	1.1
WuXi PharmaTech (Cayman), Inc. ADR (China)	1.1
Neopost SA (France)	1.1
Aalberts Industries NV (Netherlands)	1.0
CCL Industries, Inc., Class B (Canada)	1.0
Eurofins Scientific SE (France)	1.0
Hexagon AB, Class B (Sweden)	1.0
Naspers Ltd., Class N (South Africa)	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

online retailer, rose into the triple digits based on strong growth in customers and purchases.

Telecommunication Services and Industrials Selection Hampered Relative Results

Telecommunication services and industrials were the only two sectors that detracted from Fund performance during the annual period. While having modestly overweighted allocations to each of these sectors contributed positively, as each outpaced the benchmark during the annual period, security selection in each hurt. From a country perspective, security selection in Italy, India and Mongolia detracted most.

The individual holdings that detracted most from the Fund's relative results during the annual period were Royal Imtech, Mongolian Mining and Multiplus. Shares of Royal Imtech, a Dutch engineering and consulting company, declined significantly, as fraud uncovered in its German subsidiary worked through the company's balance sheet and share price. Mongolian Mining, a Mongolia-based coal producer, performed poorly, as it struggled to make deliveries to the Chinese market on economics consistent with its original projections. Brazilian loyalty program operator Multiplus saw its shares fall, as management changes weighed on sentiment that was already soured by downward pressure on the value of its loyalty points from some of its business partners. We sold the Fund's positions in each of these three stocks by the end of the annual period.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Distribuidora Internacional de Alimentacion, a Spanish discount retailer, on the thesis that the company would present a winning concept for domestic customers under economic duress throughout Spain. We established a Fund position in Telecity, a U.K.-based data center provider for Europe on the belief the company had strong growth potential and healthy margins and was well positioned geographically with centers in major cities across seven European countries.

In addition to those sales already mentioned, we eliminated the Fund's position in Unit4, a Dutch software company, after it received a buyout offer from a private equity firm. We exited the Fund's position in DuFry, a Swiss-based operator of duty-free shops primarily in emerging markets, on concerns that fundamentals were weakening, as airports take a higher cut of profits, and because the company has significant exposure to Latin America where economic growth is slowing.

From a sector perspective, we made minimal changes in allocation during the year, with any shifts that were made driven by security selection. The Fund's weightings in industrials and consumer discretionary decreased during the annual period, and its allocations to consumer staples and information technology increased. There were no significant shifts in allocation from a regional perspective during the annual period.

At the end of 2013, the Fund was most overweight relative to the benchmark in information technology with more modestly overweighted allocations to consumer discretionary, consumer staples, health care and industrials. The Fund was most underweighted compared to the benchmark in financials with more

Country Breakdown (%) (at December 31, 2013)
Australia	3.5
Belgium	0.4
Brazil	1.3
Cambodia	0.7
Canada	3.8
Chile	0.5
China	2.4
Denmark	1.9
Finland	1.4
France	2.9
Germany	2.9
Guatemala	0.3
Hong Kong	4.4
India	1.5
Indonesia	1.5
Israel	0.5
Italy	0.6
Japan	20.3
Kazakhstan	0.6
Malaysia	0.3
Mexico	1.6
Netherlands	3.4
New Zealand	0.6
Norway	1.1
Philippines	1.1
Russian Federation	1.1
Singapore	2.4
South Africa	4.0
South Korea	2.8
Spain	1.7
Sweden	2.1
Switzerland	2.8
Taiwan	4.7
Thailand	1.0
Turkey	0.2
United Kingdom	11.4
United States(a)	6.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

modestly underweighted allocations to energy and materials. The Fund had no exposure to utilities at the end of the annual period.

Looking Ahead

At the end of 2013, we believe many developed market companies were trading at valuations higher than mid-term medians, owing to two years of strong returns. However, operating fundamentals in many cases had continued to show signs of a recovery, which is cause for optimism. In contrast, many emerging market companies struggled with the twin overhang of rising interest rates and weaker domestic economic growth. Of course, these headwinds are in many cases also reflected in lower valuations, which could create opportunity. As always, we intend to continue to work hard to seek to identify situations where good or improving company fundamentals can be bought at a reasonable price.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	0.5
Air Freight & Logistics	0.9
Auto Components	1.7
Beverages	0.3
Biotechnology	1.0
Building Products	1.8
Capital Markets	3.0
Chemicals	5.0
Commercial Banks	2.4
Commercial Services & Supplies	3.2
Communications Equipment	0.8
Computers & Peripherals	1.1
Construction & Engineering	1.4
Construction Materials	0.5
Containers & Packaging	2.0
Distributors	0.8
Diversified Consumer Services	0.5
Diversified Financial Services	1.7
Diversified Telecommunication Services	0.4
Electrical Equipment	2.1
Electronic Equipment, Instruments & Components	3.9
Energy Equipment & Services	2.9
Food & Staples Retailing	2.4
Food Products	4.1
Health Care Equipment & Supplies	2.2
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	6.1
Household Durables	0.9
Industrial Conglomerates	0.3
Insurance	3.9
Internet & Catalog Retail	0.5
Internet Software & Services	1.9
IT Services	2.1
Leisure Equipment & Products	0.5

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2013)
Life Sciences Tools & Services	2.0
Machinery	6.1
Media	1.6
Metals & Mining	1.5
Multiline Retail	1.2
Office Electronics	1.0
Oil, Gas & Consumable Fuels	1.0
Personal Products	0.6
Pharmaceuticals	0.9
Professional Services	0.5
Real Estate Investment Trusts (REITs)	4.1
Real Estate Management & Development	0.6
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	0.5
Software	2.6
Specialty Retail	3.4
Trading Companies & Distributors	1.1
Transportation Infrastructure	1.7
Wireless Telecommunication Services	1.4
Money Market Funds	4.1
Total	99.9

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance Summary

>  Variable Portfolio — Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares returned 34.72% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Index, which gained 38.82% over the same time period.

>  The Fund's underperformance of the Russell benchmark can be attributed primarily to its "growth at a reasonable price" investment style, which was out of favor in 2013.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	35.18	17.98
Class 2	05/07/10	34.72	17.68
Russell 2000 Index		38.82	18.75

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Columbia Wanger U.S. Equities Fund

At December 31, 2013, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 34.72%. The Fund underperformed its benchmark, the Russell 2000 Index, which gained 38.82% over the same period. The Fund's underperformance of the benchmark can be attributed primarily to its "growth at a reasonable price" investment style, which was out of favor in 2013.

Out of Favor Style Hampered Relative Results

We believe the primary reason for the Fund's underperformance of the benchmark was that its "growth at a reasonable price" investment style was out of favor in 2013. With the market favoring momentum and lower quality stocks, the Fund's stock selection, based on different criteria, was weak relative to that of its benchmark. More specifically, security selection in the information technology, health care and telecommunication services sectors detracted from the Fund's relative results. Underweighted allocations to information technology and health care, which each outpaced the benchmark during the annual period, and an overweighted exposure to telecommunication services, which lagged the benchmark during the annual period, also hurt.

The biggest individual detractors from the Fund's performance during the annual period were Ariad Pharmaceuticals, Liquidity Services and Education Realty Trust. Ariad Pharmaceuticals saw its shares decline significantly after it announced bad news for its leukemia drug. We sold the Fund's position in the biotechnology company by the end of the annual period. Liquidity Services runs electronic auctions for surplus and salvage goods. Its stock declined substantially after a poor earnings report and lower guidance for 2014. Shares of Education Realty Trust, a real estate company, declined due to poor performance in the student housing sector. The largest company in the student housing sector produced disappointing leasing results in 2013. Also, headlines related to declining national enrollment and rising student loan debt weighed on the group. We added to the Fund's position in EdR on weakness.

Materials, Utilities and Consumer Discretionary Aided Performance

The Fund was underweight relative to the benchmark in materials and owned no utilities in 2013, which boosted Fund performance, as these were the two weakest performing sectors in the benchmark during the annual period. The Fund was modestly overweight consumer discretionary, which also contributed positively, as the sector outpaced the benchmark during the annual period. Further aiding results was especially strong stock selection in the materials sector.

Portfolio Management

Columbia Wanger Asset Management LLC

Robert Mohn, CFA

David Frank, CFA

Top Ten Holdings (%) (at December 31, 2013)
Mettler-Toledo International, Inc.	2.4
Donaldson Co., Inc.	2.4
Cepheid, Inc.	2.1
SEI Investments Co.	2.0
Avis Budget Group, Inc.	2.0
GNC Holdings, Inc., Class A	1.8
Casey's General Store, Inc.	1.8
Moog, Inc., Class A	1.7
Nordson Corp.	1.7
Informatica Corp.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.9
Consumer Discretionary	15.8
Consumer Staples	2.2
Energy	5.4
Financials	16.0
Health Care	12.8
Industrials	30.9
Information Technology	11.9
Materials	2.2
Telecommunication Services	1.7
Money Market Funds	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

From an individual security perspective, the top contributors to the Fund's performance during the annual period were Avis Budget Group, Caesarstone Sdot-Yam and Moog. Shares of Avis Budget Group had a bumpy ride but ended the annual period with triple-digit gains, benefiting from an improving economy, consolidation in the car rental industry and better than expected rental car pricing. Caesarstone Sdot-Yam's shares also saw triple-digit gains, as its quartz countertops, which are more durable and flexible than granite, were in high demand. Moog, a provider of motion control products for the aerospace, defense and industrial markets, performed well in 2013. The company is the leader in its industry and has a strong product pipeline that led to increased growth in sales. We trimmed the Fund's positions Avis Budget Group and Moog during the year, taking profits.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Casey's General Stores, which are rural convenience stores facing little competition and enjoying same-store sales growth from new product offerings. We established a Fund position in Allscripts-Misys Healthcare Solutions, a health care information technology turnaround story. We purchased shares of KAR Auction Services, a member of an auto auction duopoly, whose volumes, we believe, are in the early stage of recovery.

In addition to those sales already mentioned, we eliminated the Fund's position in AMETEK, as its market capitalization rose to more than $10 billion, and we believed its share price had become fully valued. We sold the Fund's position in Ryman Hospitality Properties, as we believed it became threatened by new convention hotel competition in Nashville. We exited the Fund's position in Atwood Oceanics on signs of softening for deep-water oil rigs.

From a sector perspective, we made minimal changes in sector allocation during the year, with the exception of information technology. We reduced the Fund's position in information technology from an overweight to an underweight relative to the benchmark, as we believed valuations were high in some segments of the sector. We thus took profits in some of the Fund's information technology holdings. At the end of 2013, the Fund was most overweight relative to the benchmark in industrials and consumer discretionary and was most underweight compared to the benchmark in financials, information technology, materials and utilities.

Looking Ahead

The Fund's absolute returns were robust in 2013, but its relative returns were disappointing. We do not know when our "growth at a reasonable price" investment style will be back in favor. However, in our view, those stocks seem to be relatively attractive, and we believe that our investment style has served shareholders well over the long term. We intend to continue to look for opportunities in individual stocks.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — DFA International Value Fund

Performance Summary

>  Variable Portfolio — DFA International Value Fund (the Fund) Class 2 shares returned 19.80% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned 21.47% over the same period.

>  While the Fund generated strong double-digit absolute gains, its relative underperformance can be attributed primarily to its focus on the deepest value securities in Canada, which lagged during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	20.04	7.13
Class 2	05/07/10	19.80	6.85
MSCI World ex-USA Value Index (Net)		21.47	11.44

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex-USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The MSCI World ex-USA Value Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex-USA Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — DFA International Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — DFA International Value Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 19.80%. The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned 21.47% over the same period. While the Fund generated strong double-digit absolute gains, its relative underperformance can be attributed primarily to its focus on the deepest value securities in Canada, which lagged during the annual period.

International Equities Saw Substantial Performance Dispersion in 2013

In U.S. dollar terms, developed non-U.S. equity markets generated robust returns in 2013, but they still trailed the broad U.S. equity market rather significantly. Dispersion at the individual country level also remained substantial. For instance, the difference between the best-performing developed market, Ireland, and the worst-performing one, Singapore, was more than 47% for the annual period. The U.S. dollar appreciated against the Japanese yen, the Australian dollar and the Canadian dollar and depreciated against the euro, the British pound and the Swiss franc. As a result, currency fluctuations had a negative impact on the U.S. dollar-denominated returns of developed non-U.S. equities. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. Across most regions, telecommunication services and consumer discretionary tended to be among the stronger sectors, while materials and real estate investment trusts (REITs) were among the weaker.

Using the MSCI World ex-USA benchmarks as reference, we observe that small-cap stocks outperformed their larger-cap counterparts. At the regional level, Australia/New Zealand and Canada were exceptions to overall market trends, with small caps underperforming large caps. We further observe that value stocks edged growth stocks across all market capitalizations. However, the positive value premium was stronger among small-cap stocks. From a regional perspective, performance was more mixed, with large-cap growth stocks showing strong relative performance in Australia/New Zealand, Canada and Singapore/Hong Kong.

Deep Value Focus Delivered Mixed Results

In our management strategy, the Fund's sector allocations and selection of securities within those sectors are a consequence of our portfolio construction process and value definition rather than any tactical bets on the economic prospects of either the overall sectors or individual companies within those sectors. The Fund targets the expected return premium associated with a diversified portfolio of deep value stocks, defined as stocks having low price-to-book (P/B) ratios. During 2013, the half of the market with the lowest P/B ratios marginally outperformed the growth half. Consequently, the Fund benefited slightly from its greater emphasis

Portfolio Management

Dimensional Fund Advisors, L.P.

Karen Umland, CFA

Jed Fogdall

Joseph Chi, CFA

Henry Gray

Top Ten Holdings (%) (at December 31, 2013)
HSBC Holdings PLC, ADR (United Kingdom)	3.3
BP PLC (United Kingdom)	3.1
Vodafone Group PLC (United Kingdom)	2.6
Daimler AG, Registered Shares (Germany)	2.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.4
BNP Paribas SA (France)	1.9
Royal Dutch Shell PLC, Class A (United Kingdom)	1.8
Suncor Energy, Inc. (Canada)	1.7
ING Groep NV-CVA (Netherlands)	1.6
Novartis AG, Registered Shares (Switzerland)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — DFA International Value Fund

on low P/B stocks. However, performance of low P/B stocks varied across sectors. Thus, selection of deep value financials companies contributed strongly to relative performance. The Fund also excludes real estate investment trusts (REITs) because research shows they tend to behave differently than common equities, and over long periods, do not deliver the same premiums as deep value stocks. This exclusion also contributed positively, as REITs in the benchmark returned only modestly positive gains. An overweight allocation to and stock selection in the strongly performing consumer discretionary sector also added value. Conversely, an overweighting of the poorly performing materials sector and selection of deeper value companies within the sector detracted. Security selection within the industrials and energy sectors also hurt.

From a country perspective, return differences were predominantly driven by the same valuation and sector trends discussed above. Strong performing deep value financials in Western Europe contributed positively, while Canada, which had a sizable number of poorly performing deep value materials companies, detracted from relative performance.

The individual holdings that detracted most from the Fund's relative performance versus the benchmark during the annual period were overweight positions in Canadian materials companies Goldcorp and Barrick Gold and in Australian materials company Newcrest Mining, which each performed poorly. Conversely, overweight positions in German consumer discretionary company Daimler and the Netherlands' financials company ING Groep, which each performed well, boosted the Fund's results relative to the benchmark. Having an underweighted position in Australian materials company BHP Billiton also contributed positively to the Fund's performance during the annual period.

From a country perspective, we seek to provide broad diversification across all developed markets (excluding the U.S.) in the Fund. That said, during the annual period, differences in country allocation to Canada, Spain and Finland detracted from the Fund's relative performance. Whereas allocation differences in France, the U.K. and the Netherlands contributed positively.

Rebalancing Drove Portfolio Changes

In managing the Fund, we rebalance the Fund's portfolio toward a dynamic universe of deep value stocks, generally defined as stocks with the lowest P/B ratios, within each country in which the Fund invests. During the annual period, we trimmed the Fund's positions in UBS, Societe Generale and Glencore Xstrata when the stocks exited the deep value universe. We increased Fund positions in Novartis, Sumitomo Mitsui Financial and Allianz during times when these stocks were in the deep value universe.

Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. During the annual period, the Fund's allocations to financials, industrials and utilities increased, and its exposures to materials, consumer staples and telecommunication services decreased. The Fund's positions in Switzerland, Japan and France increased, and its allocations to the U.K., Germany and Canada decreased.

At the end of December 2013, the Fund had overweight allocations relative to the benchmark in consumer discretionary, industrials, materials, financials and information technology. On December 31, 2013, the Fund had underweighted

Country Breakdown (%) (at December 31, 2013)
Australia	5.7
Austria	0.2
Belgium	1.9
Canada	9.7
Denmark	1.8
Finland	0.7
France	11.3
Germany	8.7
Hong Kong	2.0
Ireland	0.1
Israel	0.5
Italy	1.4
Japan	20.7
Mongolia	0.0	(a)
Netherlands	3.4
New Zealand	0.0	(a)
Norway	0.8
Portugal	0.1
Singapore	0.9
Spain	1.3
Sweden	3.0
Switzerland	8.3
United Kingdom	17.3
United States(b)	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — DFA International Value Fund

allocations relative to the benchmark in health care, REITs and utilities and was rather neutrally weighted compared to the benchmark in energy, consumer staples and telecommunication services. From a country perspective, the Fund was overweight at the end of December in Switzerland, the Netherlands, Japan, Denmark and Belgium and was underweight relative to the benchmark in the U.K., Spain, Italy and Australia.

The Fund used currency forward contracts for currency transactions related to the purchase or sales of equities and to repatriate foreign currencies to meet redemptions.

Looking Ahead

Our investment philosophy remains consistent regardless of various short-term market conditions. We continue to seek to maintain consistent, long-term exposure to the value premium and other sources of higher expected return.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	0.3
Air Freight & Logistics	0.3
Airlines	0.6
Auto Components	1.0
Automobiles	4.3
Beverages	0.6
Building Products	1.0
Capital Markets	4.3
Chemicals	2.9
Commercial Banks	19.7
Commercial Services & Supplies	0.4
Communications Equipment	0.8
Computers & Peripherals	0.2
Construction & Engineering	0.6
Construction Materials	1.6
Containers & Packaging	0.1
Distributors	0.0	(a)
Diversified Financial Services	1.6
Diversified Telecommunication Services	2.9
Electric Utilities	1.0
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	1.3
Energy Equipment & Services	0.3
Food & Staples Retailing	2.9
Food Products	0.9
Health Care Providers & Services	0.3
Hotels, Restaurants & Leisure	0.5
Household Durables	1.0
Household Products	0.4
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	0.8
Insurance	8.7
IT Services	0.3
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.1
Machinery	0.5
Marine	1.3
Media	0.7
Metals & Mining	6.1
Multiline Retail	0.8

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — DFA International Value Fund

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2013)
Multi-Utilities	2.5
Office Electronics	0.4
Oil, Gas & Consumable Fuels	12.3
Paper & Forest Products	0.7
Personal Products	0.0	(a)
Pharmaceuticals	2.1
Professional Services	0.3
Real Estate Management & Development	1.6
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	0.3
Specialty Retail	0.6
Textiles, Apparel & Luxury Goods	0.0	(a)
Thrifts & Mortgage Finance	0.0	(a)
Trading Companies & Distributors	3.1
Transportation Infrastructure	0.1
Wireless Telecommunication Services	3.2
Money Market Funds	0.2
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Summary

>  Variable Portfolio — Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares returned 3.92% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 5.29% over the same period.

>  While the Fund generated solid absolute gains, its underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on higher quality loans.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	4.13	4.65
Class 2	05/07/10	3.92	4.16
S&P/LSTA Leveraged Loan Index		5.29	5.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

At December 31, 2013, approximately 96% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares gained 3.92%. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which rose 5.29% over the same period. While the Fund generated solid absolute gains, its underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on higher quality loans.

Leveraged Loan Market Posted Solid Gains

Following a strong 2012 calendar year, the benchmark generated a solid 5.29% gain in 2013, advancing in ten of the 12 calendar months. With loan prices approaching par at the start of 2013, returns were comprised primarily of investment income during the annual period. The average loan price ended 2013 at $98.29, up modestly from $97.51 at the beginning of the calendar year. Average loan prices for the higher quality BB- and B-rated segments of the loan market ended the year 2013 at $100.1 and $100.0, respectively. (According to Standard & Poor's Leveraged Commentary and Data (S&P/LCD).)

The floating-rate loan market enjoyed favorable technical (supply and demand) conditions in 2013, with robust demand outweighing strong new loan issuance. Given investors' concerns over the Federal Reserve (the Fed) beginning to ease its accommodative monetary policy and the prospects for a rising interest environment, investors gravitated to the floating-rate profile of loans. The attractive yield offered by loans relative to various fixed income alternatives also helped to drive sizable investor inflows to the floating-rate loan sector in 2013. Such inflows were seen across the major investor segments, including retail loan funds, institutional accounts and collateralized loan obligations (CLOs).

With respect to fundamentals, issuers remained broadly healthy on average, and the market default rate generally reflected this condition, ending December 2013 at 2.1% by principal amount on a trailing 12 month basis, according to S&P/LCD.

From a quality perspective, loan prices for the higher quality BB- and B-rated segments of the loan market ended the year close to where they began — near par, with little room to appreciate. Prices of the more distressed segments of the market, on the other hand, advanced, as strong investor inflows in the bank loan market helped to drive CCC-rated loans higher over the course of the calendar year. In this environment, CCC-rated loans outperformed higher quality BB- and B-rated loans by a wide margin — 10.38% vs. 3.80% and 5.89%, respectively.

Higher Quality Focus Hampered Fund Results

Amidst these conditions, the Fund underperformed the benchmark during the annual period due primarily to its greater focus on higher quality loans. As

Portfolio Management

Eaton Vance Management

Scott Page, CFA

Craig Russ

Andrew Sveen, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Corporate Bonds & Notes	0.0	(a)
Money Market Funds	3.6
Senior Loans	96.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at December 31, 2013)
BBB rating	0.6
BB rating	25.8
B rating	69.9
CCC rating	2.0
D rating	0.1
Not rated	1.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody's rating, when available. If Moody's doesn't rate a bond, then the S&P rating is used. If neither Moody's nor S&P rates a bond, then it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

mentioned, higher quality loans underperformed lower quality loans during 2013. In particular, the Fund's consistent overweight to higher quality BB-rated loans and its underweighted exposure to the more speculative CCC-rated loans negatively impacted the Fund's performance vs. its benchmark.

It is worth noting that while greater risk can be rewarded over short spans, such as the market environment in 2012 and 2013, it is our experience that a higher quality stance has generally produced better results over time. We believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans. Based on this strategy, the Fund has retained its high quality loan posture relative to the benchmark through the full market cycle, and we did not significantly shift the Fund's quality exposure in response to macroeconomic factors dominating the annual period.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Calendar year 2013 saw positive absolute performance across each of the loan industry groups. However, underweighted exposures to some of the strongest performing industries — radio and television, oil and gas, and lodging and casinos — were a drag on the Fund's relative performance. Contributing positively to relative results were overweight exposures to the business equipment and services, electronics/electrical, and food and drug retailers industries, which each outpaced the benchmark during the annual period.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund's portfolio, which reset on average every 55 days, as of December 31, 2013, the Fund's effective duration stood near zero at the end of the annual period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the benchmark at the end of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Bottom-Up Credit Research Drove Portfolio Changes

Changes in industry exposure within the Fund are a residual of bottom-up credit research. That said, a few of the largest industry exposure changes over the annual period included decreases to the leisure goods, conglomerates and food products industries, all of which detracted from the Fund's relative results. Increased weightings in publishing and financial intermediaries also benefited the Fund. Increases to retailers, particularly food and drug, however, detracted from the Fund's relative performance.

At the end of the annual period, the Fund was most overweight relative to the benchmark in the business equipment and services, food service, electronics/electrical, leisure goods, food and drug retailers and health care industries. On December 31, 2013, the Fund was most underweighted relative to the benchmark in the utilities, lodging and casino, telecommunications, building and development and radio and television industries. The Fund was broadly diversified with more than 370 positions in its portfolio at the end of the annual period.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Looking Ahead

Looking ahead, we currently believe further price gains appear left only to the corner of the market rated CCC or those loans in default, given that the vast majority of loans ended 2013 at par on average. As a result, we believe performance ahead may be characterized predominantly by the income component of returns, with baseline return expectations most appropriately set around this level.

From a fundamentals perspective, we believe issues remained broadly healthy on average at the end of 2013. In S&P/LCD's latest poll, consensus expectations for defaults in 2014 and 2015 are 2.0% and 2.5%, respectively, generally aligning with our current view. Likely buoying the market from a major upswing in defaults, we believe, are limited near-term maturities, ongoing cash-flow growth and relatively strong credit profiles. Still, while the credit outlook may be bright for now, the cycle is likely to eventually turn — albeit not for a couple of years in our opinion — underscoring the importance of credit selection. For the near term, we currently believe coupon plus flows-driven price activity may be the primary driver of return outcomes.

As always, regardless of market conditions, we currently intend to continue to position the portfolio toward higher quality loans relative to the benchmark. We believe our diversified approach to portfolio construction and our bias toward the higher quality loans in the market had the portfolio well positioned at the end of the annual period to generate attractive levels of income with reduced interest rate risk, while seeking lower volatility than the overall leveraged loan market.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Holland Large Cap Growth Fund

Performance Summary

>  Variable Portfolio — Holland Large Cap Growth Fund (the Fund) Class 2 shares returned 30.95% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 33.48% and underperformed the S&P 500 Index, which returned 32.39% over the same period.

>  While the Fund generated strong double-digit absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	31.29	16.25
Class 2	05/07/10	30.95	15.97
Russell 1000 Growth Index		33.48	18.53
S&P 500 Index		32.39	17.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

On March 25, 2013, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's primary benchmark. This benchmark change was made based on a recommendation by the Fund's investment manager to the Fund's Board that the new benchmark provides a more appropriate basis for comparing the Fund's performance. Information on the new and the old benchmarks shown will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Holland Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Holland Large Cap Growth Fund

Effective March 25, 2013, the Fund was re-named the Variable Portfolio — Holland Large Cap Growth Fund, and Holland Capital Management LLC replaced Marsico Capital Management, LLC as the Fund's subadviser.

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 30.95%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 33.48% and underperformed the S&P 500 Index, which returned 32.39% over the same period. While the Fund generated strong double-digit absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection.

U.S. Equity Market Rose to New Highs

During the annual period, the broad U.S. equity market, as represented by the S&P 500 Index, posted its strongest return since 1997 and among the top ten strongest returns over the last 77 calendar years. The U.S. equity market continued to make higher highs through the annual period, as investors focused on an improving economic recovery. However, one issue that was of obvious concern was the tapering of quantitative easing asset purchases by the Federal Reserve (the Fed). The market's climb was temporarily interrupted in late May 2013 into early June, when investors reacted negatively to the Fed's initial comments about tapering its monthly bond-buying program. Although the Fed assured that interest rates would remain low for an extended period, stocks took pause again in August when investors shifted focus to the timing of any such taper. The October 2013 federal government shutdown, the debt ceiling debate and general government dysfunction further threatened the market's rise. Yet, investor anxiety was squelched, as lawmakers were able to come to a temporary resolution on these issues. Despite these macro and geopolitical concerns, investors pushed equities higher as the year progressed, as they become more confident of an improving economy, better housing and employment, tame inflation, an extended period of relatively low interest rates and reasonably good corporate earnings. In addition, given the rise in bond yields during the year, stocks looked relatively attractive compared to bonds.

While virtually all U.S. equity indices achieved strong returns during the annual period, small-cap stocks performed better than mid-cap stocks, which, in turn, outpaced large-cap stocks. Growth stocks outperformed value stocks across the capitalization spectrum.

Stock Selection Hampered Performance

During this robust period for stocks in general, as would be expected, our high quality conservative strategy captured a significant portion of the positive upside return of the benchmark but lagged on a relative basis. Our equity investment

Portfolio Management

Holland Capital Management LLC

Monica Walker

Carl Bhathena

Top Ten Holdings (%) (at December 31, 2013)
QUALCOMM, Inc.	4.6
Visa, Inc., Class A	4.5
Amazon.com, Inc.	4.3
Range Resources Corp.	4.1
Google, Inc., Class A	3.6
Citrix Systems, Inc.	3.5
Apple, Inc.	3.1
priceline.com, Inc.	3.1
Adobe Systems, Inc.	3.1
Cisco Systems, Inc.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	97.9
Consumer Discretionary	18.7
Consumer Staples	8.1
Energy	9.4
Financials	3.6
Health Care	14.3
Industrials	8.6
Information Technology	32.4
Materials	2.8
Money Market Funds	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Holland Large Cap Growth Fund

style is a high quality conservative growth one, and our strategy entails investing in what we believe to be high quality large-cap growth stocks using thorough bottom-up research to identify those stocks that we believe meet our long-term fundamental investment criteria. We also make theme or sector decisions within the portfolio construction process. We expect, over a complete market cycle, for our stock selection decisions to be the primary driver of Fund performance, with sector allocation decisions a secondary driver.

During the period since we assumed management of the Fund in March 2013 through the end of the reporting period, weak stock selection in information technology, health care, energy and industrials more than offset effective stock selection in the consumer discretionary, consumer staples and financials sectors. Sector allocation overall was favorable. However, a modest position in cash acted as a slight drag on performance during such a strong market rally. Repositioning of the portfolio at the inception of our management also had a modest negative impact.

From an individual security perspective, detracting most from the Fund's results relative to the benchmark were positions in Microsoft, Citrix Systems and Potash Corporation. We sold the Fund's position in Potash Corporation by the end of the annual period. The Fund benefited most relative to the benchmark from positions in priceline.com, Amazon.com and Visa.

Portfolio Management Transition

Beginning on March 25, 2013, the Fund's portfolio was repositioned from the prior manager's preferred holdings and position weights to our preferred holdings and position weights. Select purchases occurring subsequent to the initial portfolio repositioning included a new position in Bristol-Myers Squibb. We sold the position in Laboratory Corporation of America to fund the purchase. We initiated a position in Intuit, having sold the position in semiconductor bellwether Intel to fund the purchase. We also established a position in Cameron International, funding the purchase on the sale of the position in Southwestern Energy. In late 2013, we initiated a position in Twenty-First Century Fox.

Given our high quality conservative growth style and our long-term investment horizon, we do not anticipate nor do we generally implement dramatic shifts in the Fund's positioning over shorter periods of time. That said, sector and industry weights are driven by our bottom-up and top-down research, with portfolio positioning implemented with an eye toward structuring a portfolio that we believe may meaningfully participate in rising markets and consistently protects in declining markets. Most of the portfolio repositioning occurred in the first two days that we assumed management of the Fund. The most notable sector weight shifts were increases in exposure to information technology and consumer staples and decreases in allocation to consumer discretionary and financials.

Subsequent to the initial repositioning, there were no material shifts in sector weights of the Fund's portfolio. However, there was an increase in consumer discretionary and a decrease in materials. As of December 31, 2013, the Fund had overweighted positions relative to the benchmark in the information technology, energy and health care sectors. On the same date, the Fund had underweighted positions compared to the benchmark in the consumer staples, industrials, financials, materials and consumer discretionary sectors. The Fund had no exposure to the telecommunication services and utilities sectors at the end of 2013.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Looking Ahead

We cannot nor do we attempt to predict the direction or level of the stock market, economic growth or interest rates, nor the outcome of geopolitical events. However, with many of the geopolitical concerns of 2013 seemingly allayed as we move into 2014, and with the backdrop of an improving economic recovery, low interest rates, tame inflation and reasonably good corporate earnings, we currently believe the U.S. equity market is likely to continue its trend higher. We believe investors have come to accept a future that will include Fed tapering, but will remain alert to the rhetoric and rationale the Fed provides with respect to its decisions. In addition, developing and emerging markets and economics may also remain reactive to Fed actions given that they have likely benefited from the impact of U.S. monetary and quantitative actions over the past several years. This may cause volatility as the tapering process continues and as domestic economic data becomes available. We do, however, expect investors to focus more on stock fundamentals versus geopolitical news and events, which should be positive for the Fund given that our strategy is fundamentally based. Further, we believe the U.S. stock market remains relatively attractive versus other markets and other asset classes, including bonds. Stocks were strong in 2013, and the S&P 500 Index was up more than 170% since its March 2009 low at the end of 2013. Of course, this may put stocks at risk near term, should any unexpected or significant event or news occur.

We intend to remain focused on our discipline of applying thorough, high quality, bottom-up research to identify companies that best meet our long-term fundamental investment criteria. Thus, our stock selection decisions are expected to remain the key driver of our overall portfolio positioning. At the end of the annual period, we favored companies with exposure to faster-growing products, industries or markets. We also sought companies gaining market share, those with special situations and those with pricing power and/or with niche products or services. We focus on high quality companies with what we consider to be good managements and solid balance sheets and free cash flow. Finally, we remain committed to maintaining a portfolio positioned to participate in sustained rising market environments and to help protect in extended market downtrends.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Invesco International Growth Fund

Performance Summary

>  Variable Portfolio — Invesco International Growth Fund (the Fund) Class 2 shares returned 18.89% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 22.55% over the same period.

>  While the Fund posted robust double-digit absolute gains, its relative underperformance can be attributed to a combination of sector allocation and stock selection decisions and to a higher than average cash position during a year when the international equity markets rallied.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	19.13	11.80
Class 2	05/07/10	18.89	11.52
MSCI EAFE Growth Index (Net)		22.55	12.86

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Growth Index (Net), an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Invesco International Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Invesco International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Invesco International Growth Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 18.89%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 22.55% over the same period. While the Fund posted robust double-digit absolute gains, its relative underperformance can be attributed to a combination of sector allocation and stock selection decisions and to a higher than average cash position during a year when the international equity markets rallied.

Equities Rose Amidst Modest Economic Growth

Equity markets enjoyed generally strong returns during the annual period, as the U.S. and global economies improved, albeit slowly. Despite a contentious battle over extending the U.S.' debt ceiling and a two-week partial federal government shutdown, the U.S. economy grew, with economic data improving notably in the latter part of the year. Improving macroeconomic data and reduced political uncertainty buoyed European equity markets as well. U.K. equities ended the annual period strongly, spurred by improving housing and employment data. Continental European equity markets posted strong gains, as the eurozone officially exited its recession in late summer 2013. Japanese equities rose sharply, based on investors' hopes that its new government, led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation there. However, the Japanese equity market consolidated in May amid a tug of war between optimism about Abe's leadership and the potential of "Abenomics" versus concerns about political developments in China and economic prospects in the U.S. and emerging markets.

Emerging economies had a more difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the U.S. Federal Reserve indicated mid-May that it might reduce its bond-buying program later in 2013. The economies most seriously affected — including Brazil, India, Indonesia, Turkey and South Africa — had allowed money and credit growth to expand significantly in the preceding three years.

Elevated Cash Position Hampered Fund Results

The Fund underperformed the benchmark in large part because of its higher than average cash position during a period when the international equity markets rallied overall. Stock selection and underweight exposures to the telecommunication services and financials sectors, which each outpaced the benchmark during the annual period, also detracted from performance. In telecommunication services, not owning several strongly performing names in the sector dampened returns. In financials, holdings in the commercial bank and real estate management industries disappointed most. An overweight exposure to the weaker energy sector was a detractor as well.

Portfolio Management

Invesco Advisers, Inc.

Clas Olsson

Brent Bates, CFA

Shuxin Cao, CFA

Matthew Dennis, CFA

Jason Holzer, CFA

Mark Jason, CFA

Richard Nield, CFA

Top Ten Holdings (%) (at December 31, 2013)
Reed Elsevier PLC (United Kingdom)	3.0
Compass Group PLC (United Kingdom)	2.5
SAP AG (Germany)	2.3
Roche Holding AG, Genusschein Shares (Switzerland)	2.1
WPP PLC (United Kingdom)	2.1
British American Tobacco PLC (United Kingdom)	2.1
Suncor Energy, Inc. (Canada)	2.1
Baidu, Inc., ADR (China)	2.0
Publicis Groupe SA (France)	2.0
Amadeus IT Holding SA, Class A (Spain)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Invesco International Growth Fund

Geographically, overweight exposure to the Latin American and Africa/Mideast regions was the largest overall detractor from relative performance during the annual period. The Fund's continued underweight exposure to Japan was the largest country-level detractor from performance. Although the Japanese equity market delivered strong returns during the annual period, identifying Japanese companies that meet our EQV (earnings, quality, valuation) criteria was challenging because quality companies, in our view, remained hard to find. Fund exposure to Brazil and Canada, which are not components of the benchmark, also hurt relative results, as each was hurt by the weakened commodity markets during the annual period.

From an individual security perspective, the biggest detractors from the Fund's relative results during the annual period were Brazilian stock exchange BM&F Bovespa, Turkish commercial bank Akbank and Brazilian commercial bank Banco Bradesco. Each of these three stocks were negatively affected by the challenging environment emerging markets in general faced during the annual period.

Stock Selection Aided Fund Performance

Throughout the annual period, we managed the Fund with a long-term view and a bottom-up approach. Strong stock selection in information technology contributed to the Fund's relative results most, with holdings in the internet software and services industry leading performance in the sector. The Fund's significant underweighted allocation to materials, the worst performing sector in the benchmark during the annual period, also boosted relative results. A significantly overweight allocation to and stock selection in the strongly performing consumer discretionary sector helped the Fund's relative performance as well. Holdings in the media, multiline retail and hotels, restaurants and leisure industries were particularly strong performers for the Fund.

From a geographical perspective, effective stock selection in the European region contributed most positively to the Fund's relative results. Top country levels contributors were the U.K., Sweden and Hong Kong, in each case driven primarily by effective stock selection.

Individual securities that helped the Fund's results most during the annual period included U.K.-based professional information solutions publisher Reed Elsevier, Macau-based hotel and casino developer and operator Galaxy Entertainment and Chinese web services company Baidu. Another notable positive contributor during the annual period was Compass Group, a U.K.-based global leader in food service management and support services. The company reported solid results throughout the year, led by North American sales and good margin growth in Europe and Japan.

Bottom-Up Stock Selection Determined Trading Opportunities

Among the most significant additions to the portfolio during the annual period were Carlsberg, Amcor and Aberdeen Asset Management. Carlsberg is a Danish consumer staples company and one of the largest brewers in the world. Amcor, an Australian-based multi-national packaging company in the materials sector, enjoyed a leading position in most markets where it competes. Aberdeen Asset Management, a U.K. financials company, is, in our view, an attractively valued,

Country Breakdown (%) (at December 31, 2013)
Australia	3.0
Belgium	1.6
Brazil	2.9
Canada	7.2
China	5.7
Denmark	2.5
France	4.5
Germany	9.7
Hong Kong	3.2
Israel	1.5
Japan	5.0
Mexico	1.7
Netherlands	1.2
Singapore	4.1
South Korea	3.2
Spain	1.8
Sweden	3.9
Switzerland	8.9
Taiwan	1.2
Turkey	0.8
United Kingdom	21.1
United States(a)	5.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Invesco International Growth Fund

good quality global asset manager with deep roots in emerging markets, global and Asian equities.

Companies sold from the Fund's portfolio during the annual period included WorleyParsons, Potash Corporation and BG Group. WorleyParsons is an Australian company that provides professional services to the energy and resources industries. A primary detractor from Fund performance within the energy sector during the annual period, we exited the position during the fourth quarter on deteriorating fundamentals. We liquidated the Fund's position in Canadian materials company Potash Corporation as we viewed its potential risk/reward profile to no longer be attractive. We sold the Fund's position in U.K. energy company BG Group, as our operating thesis was no longer valid because of its continual production misses.

Sector and country exposure in the Fund are a residual of stock selection, driven by underlying fundamentals, and not due to any top-down macroeconomic views or asset allocation decisions. That said, during the annual period, the Fund's relative exposures to financials, consumer discretionary and information technology increased. Its allocations to materials, consumer staples and energy relative to the benchmark decreased during the annual period. Regionally, exposures to Germany, Denmark and the U.K. increased relative to the benchmark and its relative allocations to Australia, Mexico and Canada decreased during the annual period.

At the end of the annual period, the Fund was overweight compared to the benchmark in the consumer discretionary, information technology and energy sectors. On December 31, 2013, the Fund was underweight relative to the benchmark in the consumer staples, materials and industrials sectors. In geographic terms, the Fund was most overweight in China, Canada and the U.K., noting that the benchmark has no exposure to Canada or China. The Fund was most underweight compared to the benchmark in Japan, Switzerland and France.

Looking Ahead

We currently believe equity market volatility is likely to continue for some time. As such, we intend to maintain our focus on seeking a portfolio comprised of high quality, reasonably valued companies that we believe are capable of sustained earnings growth. We believe that this balanced EQV focused approach may help deliver attractive returns over the long term.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Industry	Percentage of Net Assets (%)
Air Freight & Logistics	1.0
Auto Components	2.4
Automobiles	2.7
Beverages	3.6
Biotechnology	0.7
Capital Markets	2.9
Chemicals	1.9
Commercial Banks	5.1
Commercial Services & Supplies	1.1
Communications Equipment	0.7
Containers & Packaging	1.3
Diversified Financial Services	5.0
Diversified Telecommunication Services	1.2
Electrical Equipment	2.6
Electronic Equipment, Instruments & Components	1.0
Food Products	2.5
Health Care Equipment & Supplies	1.2
Hotels, Restaurants & Leisure	4.0
Industrial Conglomerates	2.9
Insurance	2.4
Internet Software & Services	1.9
IT Services	3.1
Machinery	1.7
Media	10.6
Multiline Retail	0.8
Multi-Utilities	0.9
Oil, Gas & Consumable Fuels	7.9
Pharmaceuticals	6.8
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	4.6
Software	2.1
Specialty Retail	1.6
Textiles, Apparel & Luxury Goods	1.4
Tobacco	3.3
Wireless Telecommunication Services	0.7
Money Market Funds	5.3
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Summary

>  Variable Portfolio — J.P. Morgan Core Bond Fund (the Fund) Class 2 shares returned -2.49% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% over the same period.

>  Yield curve positioning and an underweight in corporate bonds detracted, offset somewhat by duration positioning and an underweight to U.S. Treasuries, which contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	-2.23	3.61
Class 2	05/07/10	-2.49	3.35
Barclays U.S. Aggregate Bond Index		-2.02	3.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — J.P. Morgan Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — J.P. Morgan Core Bond Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned -2.49%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02% over the same period. Yield curve positioning and an underweight in corporate bonds detracted, offset somewhat by duration positioning and an underweight to U.S. Treasuries, which contributed positively.

Non-U.S. Treasury Fixed Income Sectors Generated Robust Results

For the annual period overall, performance of spread, or non-U.S. Treasury, sectors was robust, thanks to accommodative central bank policy and improving economic conditions. The corporate bond sector was the best performing sector in the Barclays benchmark for the year 2013. Corporate bonds outpaced comparable-duration U.S. Treasuries by 286 basis points for the year. Financials finished the year as the best performing corporate sub-sector, outperforming duration-neutral U.S. Treasuries by 393 basis points. (A basis point is 1/100th of a percentage point.)

U.S. Treasuries were the worst performing sector in the benchmark, as the Federal Reserve (the Fed) policy influenced investors in their choices of spread sectors. The shorter-term bellwether U.S. Treasuries fared better than their counterparts on the longer-term end of the yield curve during the year. The U.S. Treasury yield curve steepened significantly during the period, with the differential in yields between two-year and 10-year U.S. Treasuries widening by 114 basis points. The steepening was a result of improving economic conditions and the Fed announcing it would begin tapering its quantitative easing program, while reinforcing its message on forward rate guidance of holding rates low well past the time the unemployment rate drops below the Fed's previously stated threshold of 6.5%.

From a quality perspective, lower quality names outperformed higher quality credits during the annual periods, with bonds rated AA, A and BBB outpacing comparable duration U.S. Treasuries by 100 basis points, 251 basis points and 268 basis points, respectively.

Sector Allocation and Security Selection Offset Yield Curve Positioning

During the annual period, the Fund's underweight to U.S. Treasuries contributed positively, for, as mentioned, U.S. Treasuries were the worst performing sector in the benchmark during the annual period. Also contributing positively were overweight allocations to asset-backed securities, commercial mortgage-backed securities (CMBS) and agency and non-agency mortgage-backed securities, each of which

Portfolio Management

J.P. Morgan Investment Management Inc.

Douglas Swanson

Christopher Nauseda

Peter Simons

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non-Agency	5.0
Commercial Mortgage-Backed Securities — Agency	11.6
Commercial Mortgage-Backed Securities — Non-Agency	3.2
Corporate Bonds & Notes	15.0
Foreign Government Obligations	1.6
Inflation-Indexed Bonds	0.5
Money Market Funds	1.7
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	25.6
Residential Mortgage-Backed Securities — Non-Agency	6.1
U.S. Government & Agency Obligations	7.8
U.S. Treasury Obligations	21.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

outpaced the benchmark during the annual period. Security selection overall proved effective as well, especially among agency mortgage-backed securities.

The Fund's duration positioning also added value during the annual period. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of the Fund is typically +/- 10% of the duration of the benchmark. The Fund had a shorter duration than that of the benchmark through much of the annual period, which helped as interest rates rose across the yield curve. At the end of the annual period, the Fund had an effective duration of 4.80 years versus the benchmark's effective duration of 5.41 years. Duration is a measure of a fund's sensitivity to changes in interest rates.

In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. The Fund's yield curve positioning detracted from its performance during the annual period, as the Fund had an overweight in the belly of the curve, i.e. securities with five-year to ten-year maturities, which rose the most in absolute terms.

Also detracting from the Fund's relative results was its underweight allocation to investment grade corporate bonds, as the sector was the best performer within the benchmark during the annual period. From a ratings perspective, the Fund's underweight to bonds rated BBB detracted from performance, although the below investment-grade issues the Fund held added value.

Individual Security Selection Drove Portfolio Changes

Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that presents buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there were no extraordinary market conditions that prompted substantial turnover, though the Fund did enjoy significant inflows, which were invested in sectors we believed to be undervalued. That said, there were modest decreases in the Fund's allocations to mortgage-backed securities and agency debt and corresponding increases in its allocations to U.S. Treasuries, CMBS, asset-backed securities and corporate credit during the annual period.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	73.5
AA rating	3.7
A rating	10.1
BBB rating	7.4
Non-investment grade	1.5
Not rated	3.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

At the end of the annual period, the Fund was overweight relative to the benchmark in agency debt, mortgage-backed securities, asset-backed securities and CMBS and was underweight relative to the benchmark in U.S. Treasuries and investment grade corporate bonds. The Fund maintained a short-duration posture relative to the benchmark and a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities.

Looking Ahead

We intend to continue to manage the Fund using our investment process built upon consistency of style, targeting a neutral-duration position relative to that of the benchmark and using our bottom-up investment approach.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Summary

>  Variable Portfolio — Jennison Mid Cap Growth Fund (the Fund) Class 2 shares returned 27.69% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.74% over the same period.

>  While producing robust double-digit absolute returns, the Fund lagged the benchmark primarily because of our more conservative investment strategy during a period when companies that we considered to be more speculative outperformed.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	28.00	16.16
Class 2	05/07/10	27.69	15.84
Russell Midcap Growth Index		35.74	19.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Jennison Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Jennison Mid Cap Growth Fund

At December 31, 2013, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares gained 27.69%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.74% over the same period. While producing robust double-digit absolute returns, the Fund lagged the benchmark primarily because of our more conservative investment strategy during a period when companies that we considered to be more speculative outperformed.

U.S. Equity Markets Advanced on Improved Economy

U.S. equity markets advanced strongly in 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved; consumer confidence rose; and strength in corporate profits persisted. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed but to levels sufficiently expansionary to give investors conviction that global Gross Domestic Product (GDP), although moderating, remained solid. Concerns that the U.S. Federal Reserve (the Fed) would begin scaling back its quantitative easing program took a toll on U.S. equity market performance in early summer. However, the markets soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

The benchmark's robust return in 2013 was one of its largest absolute gains in a calendar year since Russell Investments began publishing index data in 1995.

Fund Strategy Muted Relative Results

The Fund typically has a lower beta than the benchmark, and it tends to capture more upside in less robust or in negative markets. (Beta is a measure of systematic risk of a security or portfolio.) Our strategy is to evaluate business models and focus on companies with stable growth characteristics, recurring revenues, high margins and good returns on capital. We seek to project earnings estimates and pay a fair price relative to the long-term value of the company. During the annual period, we saw a number of companies in the benchmark that we consider speculative and not consistent with our investment philosophy enjoy extraordinary gains. All that said, both security selection and sector allocation overall detracted from the Fund's annual relative results.

Stock selection in and a significantly underweight allocation to consumer discretionary, which outpaced the benchmark during the annual period, detracted most. Stock selection in and overweight positions in information technology and telecommunication services, which each lagged the benchmark during the annual period, also hurt. Having an average cash position of 2.3% hampered relative results during an annual period when the benchmark rallied.

Portfolio Management

Jennison Associates LLC

John Mullman, CFA

Top Ten Holdings (%) (at December 31, 2013)
SBA Communications Corp., Class A	2.5
VeriSign, Inc.	2.1
Adobe Systems, Inc.	2.1
Henry Schein, Inc.	2.0
Dollar Tree, Inc.	2.0
Ross Stores, Inc.	2.0
AMETEK, Inc.	2.0
PVH Corp.	1.9
Universal Health Services, Inc., Class B	1.8
Vantiv, Inc., Class A	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.9
Consumer Discretionary	18.4
Consumer Staples	6.3
Energy	6.7
Financials	5.5
Health Care	16.7
Industrials	14.7
Information Technology	21.2
Materials	6.1
Telecommunication Services	4.3
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Among the top individual detractors from the Fund's relative results was Rackspace Hosting. After being a strong performer in 2012, shares of Rackspace Hosting fell sharply in 2013. The company reported quarterly earnings that missed expectations and also forecast higher capital spending, which seemed to disappoint investors. Rackspace Hosting provides Web- and cloud-hosting services to more than 180,000 enterprise customers. It has been attempting to differentiate itself from other cloud providers by becoming a leader in hybrid cloud, which essentially allows an organization to optimize its infrastructure based on varying workloads with a single management platform.

Not owning Netflix and Tesla Motors also detracted meaningfully from the Fund's relative results, as each company's share price soared with triple-digit gains during the annual period. We considered both of these companies to be relatively new and operating in uncertain and/or rapidly changing businesses. We thus chose not to invest in these companies, since we could not gain confidence in their abilities to generate stable earnings over the foreseeable future.

Stock Selection in Health Care and Consumer Staples Aided Results

Stock selection in health care added most to the Fund's annual relative results. An overweight stance also contributed modestly, as health care was one of the best performing sectors in the benchmark in 2013. Stock selection proved effective in consumer staples, though the positive contribution was partially offset by having an underweight position in what was another strong sector in the benchmark. An underweighted allocation to financials was also beneficial. Although the sector posted positive returns, it lagged the benchmark during the annual period.

The top individual contributors to the Fund's relative results during the annual period included Universal Health Services, Valeant Pharmaceuticals and Adobe Systems. Shares of Universal Health Services rose in tandem with many other hospitals, as the stock began to reflect the potential benefit of health care reform. Valeant Pharmaceuticals performed well on reports of solid top-line growth and better margins, offsetting higher operating and interest expenses. Its acquisition of Medicis Pharmaceutical in the fourth quarter of 2012 was on track, with cost synergies better than originally expected. We believe its more recent acquisition of Bausch and Lomb should also be beneficial for its earnings and help the company achieve its goal of becoming a Top 15 pharmaceutical company. Adobe Systems posted solid earnings, with Creative Cloud subscriptions accelerating and its other main product, Marketing Cloud, enjoying organic growth well ahead of management's target. We believe that more existing customers will shift to this version, as features, updates and upgrades are expected to be more readily available and that Adobe Systems will be able to charge more for it.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated Fund positions in Vantiv, Electronic Arts and Flowserve. Vantiv provides electronic integrated payment processing services in the U.S. It operates in two segments — merchant services and financial institution services. We liked Vantiv's scale and efficiency, which we believe has the potential to support superior profitability. We liked the growth prospects of Electronic Arts, as it continues to produce a broad line-up of games, both console and mobile, and we believe the revenue shift toward digital may

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

well continue to happen faster than many expect. New console sales were also tracking ahead of expectations, which signals a healthy industry cycle, in our view. We also believe its new management is more focused on cost effectiveness. As for Flowserve, a flow management equipment manufacturer, we believe the company is entering a period of robust growth, driven by its participation in global infrastructure projects. In oil and gas, its largest end market, refinery activity remains strong in several key geographies, while North America is active in pipelines and gas-to-liquid plants. We believe the company should execute well, and we like its exposure to late-cycle recovery markets.

The Fund's portfolio is built from the bottom up, based on the fundamentals of individual companies. Any changes in sector or industry weightings are the result of additions, trims, new positions or fully exited positions. On that basis, during the annual period, the Fund's weightings relative to the benchmark decreased in materials and telecommunication services and increased compared to the benchmark in industrials.

At the end of the annual period, the Fund was overweight relative to the benchmark in information technology and health care and was underweight relative to the benchmark in consumer discretionary.

Looking Ahead

Given the exceptionally strong gains of the U.S. equity market during the annual period, we enter 2014 optimistic but vigilant in our analysis of individual companies. At present, we see greater overall strength in the U.S. economy than over the last two years. However, multiple expansion for equities in general far outpaced earnings growth in 2013, which we suspect may be unsustainable. This, along with a decrease in Fed stimulus and normalization of fiscal policy, leads us to expect company-specific fundamentals that are at the core of our investment process to drive positive share price performance. We also currently expect investors to have more appreciation for the valuation of risk, which may also reward our strategy.

Companies have generally been able to reduce costs, enabling them to expand margins and grow earnings at or above double-digit rates, despite the lackluster economy. We think this level of earnings growth will be an increasing challenge for most companies, and we expect more disappointing earnings results and/or conservative guidance for future growth prospects. In this environment, finding those companies with above-average growth and/or better visibility in its business model will be more difficult and crucial, we believe, to investment outperformance.

Dividends have historically been a key driver of total returns. As cash levels on corporate balance sheets remain at high levels, we expect this to be incrementally important. We believe companies should continue to return cash to shareholders through increased dividends and share repurchase and for merger and acquisition activity to continue in 2014.

Given this view, we currently expect to maintain a significant underweight in consumer discretionary and overweights in information technology and health care. We have moved away from traditional consumer stocks at this time in favor of industrial-oriented companies, particularly those that should benefit from a rebound in non-residential construction. Certain cyclical companies that can benefit from key secular trends, gain market share, support industrial demand

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

growth and exploit economic efficiencies are increasingly attractive. In health care, we seek opportunities in companies delivering on unmet medical needs in both the biotechnology and specialty pharmaceutical industries. As always, the Fund consists principally of what we believe to be high quality companies that are well positioned within their industry.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — MFS Value Fund

Performance Summary

>  Variable Portfolio — MFS Value Fund (the Fund) Class 2 shares returned 35.48% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Value Index, which gained 32.53% over the same period.

>  The Fund's outperformance of the benchmark can be attributed to both effective stock selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	35.81	15.62
Class 2	05/07/10	35.48	15.34
Russell 1000 Value Index		32.53	16.90

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — MFS Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — MFS Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — MFS Value Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 35.48%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which gained 32.53% over the same period. The Fund's outperformance of the benchmark can be attributed to both effective stock selection and sector allocation overall.

Equities Rose Strongly Even Amidst Volatility

At the beginning of the annual period, year-end 2012 fiscal cliff negotiations in the U.S. were a particular source of market attention, as uncertainty continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario, and markets then gravitated toward risk assets. However, the implementation of the U.S. budget sequester, combined with concerns surrounding the election results in Italy, was a source of uncertainty that lingered through the first half of 2013.

Perhaps the more dominant factor impacting the first several months of 2013, however, was a marked improvement in market sentiment, as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated, and fears of fiscal austerity in the U.S. waned. In the middle of the year, concerns that the U.S. Federal Reserve (the Fed) would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen and equity valuations to fall. Equities subsequently outperformed fixed income by a wide margin in response to improved economic fundamentals.

In September 2013, the Fed's decision to postpone quantitative easing tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy, which resulted in a 16-day partial shutdown of the U.S. federal government and a short-term extension in the U.S.' debt ceiling. The volatility was short-lived, though, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate, as inflation pressures waned in the region. Further, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014. As anticipated, in December, the Fed announced it would indeed begin tapering its asset purchases in January 2014.

Financials, Industrials and Utilities Boosted Fund Performance

Stock selection within the financials sector proved beneficial to the Fund's relative results, as the Fund owned many names that performed well and avoided

Portfolio Management

Massachusetts Financial Services Company

Nevin Chitkara

Steven Gorham

Top Ten Holdings (%) (at December 31, 2013)
JPMorgan Chase & Co.	4.1
Philip Morris International, Inc.	3.7
Johnson & Johnson	3.3
Pfizer, Inc.	3.1
Lockheed Martin Corp.	3.0
Wells Fargo & Co.	3.0
Exxon Mobil Corp.	2.4
Goldman Sachs Group, Inc. (The)	2.1
Accenture PLC, Class A	2.1
3M Co.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.1
Consumer Discretionary	10.6
Consumer Staples	14.2
Energy	6.1
Financials	23.0
Health Care	13.9
Industrials	17.0
Information Technology	7.3
Materials	1.9
Telecommunication Services	3.4
Utilities	0.7
Convertible Preferred Stocks	0.1
Industrials	0.1
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — MFS Value Fund

real estate investment trusts, which performed poorly overall. Stock selection and an overweight position in industrials further boosted Fund performance, as the sector outperformed the benchmark during the annual period. Having an underweighted allocation to utilities helped as well, as the sector lagged the benchmark during the annual period. Within utilities, we also prudently avoided most of the names in the electric utilities industry that performed poorly.

From an individual security perspective, the top contributors to the Fund's results included Lockheed Martin, Exxon Mobil and MetLife. Lockheed Martin performed well, as the aerospace and defense company reported better earnings than anticipated due to a smaller impact from sequestration than expected. Having an underweight position in integrated oil company Exxon Mobil contributed positively as well, as the company struggled with weaker results, primarily due to its refining business. A position in insurance company MetLife performed well, driven by higher interest rates boosting its life insurance business.

Information Technology and Consumer Staples Selection Hampered Results

Stock selection within the information technology and consumer staples sectors detracted from the Fund's relative results during the annual period.

Among the Fund's biggest individual detractors were Philip Morris International, IBM and Apple. Shares of tobacco company Philip Morris International lagged the benchmark, driven by currency exchange challenges and weaker than expected volumes. Shares of IBM declined, as the company missed its revenue forecasts due to its software and mainframe businesses and due to slower growth in emerging markets. We avoided a position in information technology giant Apple, which hurt as its stock rebounded during the second half of the annual period, after it was added to the benchmark, driven by upgrades to its iPhone and iPad.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Verizon based on its purchase of the 45% of telecommunications company Verizon Wireless from Vodafone that it did not already own. Our assessment of Verizon was that its risk/reward turned more positive and its shares represented an attractive opportunity. We established a Fund position in pharmacy benefits management company Express Scripts on a pull-back in its stock. We liked the company's high quality fundamentals and cost-cutting initiatives. We added diversified banking company U.S. Bancorp to the Fund based on what we believed to be its strong franchise, reasonable valuation, good dividend yield and better than average loan growth.

We sold several stocks when their performance had far outpaced the rate of near-term and future expected earnings growth. Some of the positions sold during the annual period included pharmaceuticals company AbbVie, medical technology company Becton Dickinson and payment solutions company MasterCard.

From a sector perspective, the Fund's exposures to financials and health care increased during the annual period, and its exposures to the information technology and energy sectors decreased. At year-end 2013, the Fund was overweight relative to the benchmark in the consumer staples, industrials and

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — MFS Value Fund

consumer discretionary sectors and was underweight relative to the benchmark in the energy, financials and utilities sectors.

Looking Ahead

At present, we believe investors will likely keep a close eye on revenue and earnings growth, should the global economy continue to improve, to support the more fully-valued valuations seen at the end of the annual period. Going forward, we intend to maintain our focus on seeking to identify high quality companies trading at what we consider to be attractive valuations, while being mindful of downside protection.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Mondrian International Small Cap Fund

Performance Summary

>  Variable Portfolio — Mondrian International Small Cap Fund (the Fund) Class 2 shares returned 15.42% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), which returned 25.55% over the same period.

>  The Fund posted solid double-digit absolute gains, but its relative underperformance is attributable primarily to asset allocation decisions and weak stock selection, which more than offset the positive contribution of currency effects.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	15.80	14.93
Class 2	05/07/10	15.42	14.62
MSCI World ex U.S. Small Cap Index (Net)		25.55	13.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex U.S. Small Cap Index (Net) is composed of stocks which are categorized as small capitalization stocks. The MSCI World ex U.S. Index (Net) is a market capitalization-weighted index designed to measure equity performance in 22 global developed markets, excluding the U.S.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex U.S. Small Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Mondrian International Small Cap Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Mondrian International Small Cap Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Mondrian International Small Cap Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 15.42%. The Fund underperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), which returned 25.55% over the same period. The Fund posted double-digit absolute gains, but its relative underperformance is attributable primarily to asset allocation decisions and weak stock selection, which more than offset the positive contribution of currency effects.

Equities Rose Amidst Economic Recovery

Debt overhang in developed economies continues to prolong global economic recovery, while the ramifications of central banks' ongoing monetary policy experimentation has created investor uncertainty. Despite these macro conditions, signs of an economic recovery in the U.S., of stabilizing economic data in the eurozone and perceived signs of inflation turning positive in Japan drove developed equity markets to robust performance in 2013. Smaller capitalized companies performed broadly in line with their larger counterparts during the annual period.

Stock Selection and Asset Allocation Dampened Results

The Fund underperformed the benchmark due primarily to asset allocation decisions and weak stock selection. Currency effects contributed positively.

In Europe, stock selection in the U.K., Denmark and Spain detracted from the Fund's results during the annual period. Such detractors were partially offset by the positive contributions of an underweighted allocation to Norway and an overweight exposure and positive currency effect in France. Within the Asia Pacific region, the negative impact of the Fund's overweight allocation to Singapore was tempered by positive stock selection. Stock selection in Japan and Australia hurt. Elsewhere, an underweight allocation to and stock selection in Canada contributed positively.

Sector and industry allocations are a residual of stock selection decisions and are not a meaningful component of our active management strategy. Our stock selection decisions are based on an assessment of underlying top-down macro, industry and currency factors as well as bottom-up company related factors. Thus focusing on individual holdings, the Fund's top positive contributors during the annual period were German machinery company Norma Group, French pharmaceuticals company Boiron and French office electronics company Neopost. We trimmed the Fund's position in Neopost by the end of the annual period, taking profits.

Portfolio Management

Mondrian Investment Partners Limited

Dr. Ormala Krishnan

Frances Cuthbert

Aidan Nicholson

Top Ten Holdings (%) (at December 31, 2013)
Koninklijke Boskalis Westminster NV (Netherlands)	3.8
Rotork PLC (United Kingdom)	3.4
Croda International PLC (United Kingdom)	3.2
Symrise AG (Germany)	3.0
Commonwealth Property Office Fund (Australia)	3.0
Christian Hansen Holding A/S (Denmark)	2.8
AZ Electronic Materials SA (United Kingdom)	2.3
Victrex PLC (United Kingdom)	2.3
SIA Engineering Co., Ltd. (Singapore)	2.3
CapitaMall Trust (Singapore)	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mondrian International Small Cap Fund

Conversely, positions in Australian construction and engineering firm Monadelphous, Singapore real estate investment trust (REIT) CapitaMall Trust REIT and Australian commercial services and supplies company Transfield Services detracted from the Fund's results relative to the benchmark during the annual period. We added to the Fund's positions in Monadelphous and CapitaMall Trust REIT on weakness and maintained the Fund's position in Transfield Services.

Stock-Specific Purchases and Sales Drove Portfolio Changes

During the annual period, we initiated a Fund position in Haitian International, a global leader in the field of plastic injection molding machines, based in Hong Kong/China. Supported by its multi-brand strategy, the company has developed a diverse customer base, spread across multiple sectors. In our view, its competitive advantages include scale, making it a cost leader, and strong customer relationships fostered by aftermarket service provision. We believe its solid track record, high cash flow generation and strong balance sheet should support growth in both its earnings and its dividends.

We established a Fund position in Musashi Seimitsu, a Japanese Honda-affiliated supplier of precision castparts for both motorcycles and automobiles. We believe the company stands to benefit from its high emerging market exposure, which accounts for more than 50% of its revenue, where it commands strong market position as well as from Honda's growth in overseas markets. We believe the company may also benefit from penetration of non-Honda customers who are increasingly outsourcing parts to component suppliers, with Musashi Seimitsu's localized production strategy providing a competitive advantage.

Another new purchase for the Fund was Canada-based Ritchie Bros, the world's leading auctioneer of industrial equipment and the only auctioneer with international operations, facilitated through its extensive network of 110 locations throughout North and South America, Europe, Asia, Australia, Africa and the Middle East. In our view, this network helps to draw the largest market of international buyers in the industry, maximizing selling prices and thus volume of equipment committed by sellers. We believe the company may benefit from increased penetration of second-hand sales in existing markets as well as from geographic expansion and new equipment markets.

During the annual period, we initiated several other Fund positions, including Burckhardt Compression, a Swiss-based leading manufacturer of reciprocating compressors used in the transportation and storage of liquefied natural gas and other gases; CAE, a Canada-based global leader in full flight simulators and flight training services; Invocare, an Australia-based leading provider of funeral services in Australia, New Zealand and Singapore; and Charter Hall Retail REIT, which owns a portfolio of Australia-based shopping centers focused on convenience retailing.

Among the sales we made during the annual period, we exited the Fund's positions in Australia's David Jones and Japan's Ushio, both due to a change in fundamentals. We sold the Fund's positions in Japan's Miura, Japan's Taiyo Holdings and France's Mersen due to what we considered to be more attractive alternatives elsewhere. We eliminated the Fund's position in the U.K.'s Rexam due to its market capitalization surpassing the Fund's capitalization limit.

Country Breakdown (%) (at December 31, 2013)
Australia	9.1
Canada	3.7
China	0.4
Denmark	2.7
France	7.8
Germany	13.7
Hong Kong	3.5
Ireland	1.3
Japan	6.9
Netherlands	3.7
New Zealand	2.0
Norway	0.4
Singapore	11.1
Spain	0.9
Sweden	1.3
Switzerland	1.2
United Kingdom	28.6
United States(a)	1.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mondrian International Small Cap Fund

At the end of the annual period, the Fund was most overweight relative to the benchmark in Singapore, Germany, the U.K., France, Australia, the Netherlands, Hong Kong/China and New Zealand and was most underweight relative to the benchmark in Japan, Canada, Italy, Switzerland, Sweden, Norway, Finland, Belgium, Spain and Israel. The Fund was rather neutrally weighted to the other markets comprising the benchmark at the end of the annual period.

During the annual period, we used forward currency contracts to defensively hedge portions of the Fund's Australia and New Zealand dollar exposure back into the U.S. dollar. These forward currency contracts contributed positively to the Fund's performance during the annual period.

Looking Ahead

At the end of the annual period and moving into 2014, our portfolio strategy includes maintaining an overweight allocation to the U.K. Within the Fund, the U.K. portfolio was primarily focused at the end of the annual period on the industrial/services sectors and, in particular, high-end engineering companies that manufacture customized finished products or provide services critical within supply chains. In our view, these companies have defensive revenue streams dependent on non-discretionary spending and are thus less exposed to the cyclicality of the capital expenditure cycle. Their businesses are driven by preventive maintenance and replacement related demand, generating sustainable cash flow to support their long-term progressive dividend payouts.

Despite the backdrop of sluggish economic growth in the eurozone, we believe we have identified some attractive stocks in the region from a bottom-up perspective. At the end of the annual period and moving into 2014, we intend to maintain the Fund's overweight positions in France and Germany. As in the U.K., the German segment of the Fund's portfolio is currently focused on high-end engineering companies that are dominant in their respective niches and that have a globally diversified revenue base. The French segment of the Fund's portfolio is currently focused predominantly on export-oriented companies in industries with long-term cash flow generation visibility.

We currently intend to maintain the Fund's overweighted allocation to Asia ex-Japan, particularly in Hong Kong and Singapore. We currently believe these two economies have been the beneficiaries of intra-Asian trade and cyclical and structural growth in their respective domestic economies. In this region, the Fund's portfolio was primarily invested in the industrial and services sectors at the end of the annual period.

At the end of the annual period and moving into 2014, we expect to maintain the Fund's underweight to Japan. The Fund's Japanese portfolio is focused on companies with what we believed to be progressive dividend policies, geographical diversification and cost efficient production models that may be globally diversified, utilizing outsourced production to low cost countries or that are procuring components for low cost countries for domestic assembly to help insulate operating profits from movements in the yen.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	4.5
Auto Components	4.5
Chemicals	13.4
Commercial Services & Supplies	6.2
Communications Equipment	1.1
Construction & Engineering	6.5
Containers & Packaging	1.2
Diversified Consumer Services	0.9
Electrical Equipment	0.7
Electronic Equipment, Instruments & Components	8.9
Energy Equipment & Services	2.7
Food Products	1.9
Gas Utilities	1.5
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	1.8
Insurance	0.6
Life Sciences Tools & Services	0.8
Machinery	12.0
Marine	0.8
Media	0.9
Office Electronics	1.5
Pharmaceuticals	1.1
Professional Services	1.3
Real Estate Investment Trusts (REITs)	10.2
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	0.4
Specialty Retail	1.9
Transportation Infrastructure	5.2
Water Utilities	0.6
Wireless Telecommunication Services	1.5
Money Market Funds	1.7
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Summary

>  Variable Portfolio — Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares returned 3.05% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 4.39% over the same period.

>  The Fund's underperformance can be attributed primarily to its underweighted allocation to Europe, which was the top performing region during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	3.28	10.36
Class 2	05/07/10	3.05	10.08
FTSE EPRA/NAREIT Global Developed Real Estate Index		4.39	12.59

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Morgan Stanley Global Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Morgan Stanley Global Real Estate Fund

At December 31, 2013, approximately 97% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 3.05%. The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 4.39% over the same period. The Fund's underperformance can be attributed primarily to its underweighted allocation to Europe, which was the top performing region during the annual period.

Global Real Estate Securities Gained Amidst Strong Investor Demand

Within the global real estate securities market, Europe was the top performing region during the annual period. Asia performed in line with the benchmark, and North America underperformed the benchmark.

During the annual period, real estate share prices appeared to have been influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. At the same time, however, share prices fluctuated alongside expectations for central bank quantitative easing policies. Particularly driving share price volatility was anticipation of U.S. Federal Reserve tapering, which was finally announced in December, ending approximately seven months of speculation.

Allocation Decisions Dampened Performance

The impact of fees, which the benchmark does not pay, accounted for a portion of the Fund's underperformance during the period. Top-down global allocation also had a negative impact of the Fund's relative performance during the period. An underweight to the U.S. contributed positively to the Fund's relative performance, and an overweight to the Asian region had a neutral effect on the Fund's relative performance. However, an underweight to Europe detracted, as the region was the top performer within the benchmark during the annual period. Individual stock selection within the U.S. and European regional portfolios contributed positively to performance, while security selection within the Asian regional portfolio was neutral.

More specifically, the Fund was underweight the U.S., which traded at a modest premium to net asset values (NAVs), assuming asset values for high quality assets have fully recovered and were, at the end of the annual period, on average, modestly in excess of their all-time peak levels achieved in mid-2007. In our view, such a scenario actually reflected a bifurcation in the market between the core property sectors, including apartments and malls, trading at meaningful discounts to NAVs, and finance-company/dividend-oriented stocks, such as health care and net lease, trading at significant premiums to NAVs. Within the

Portfolio Management

Morgan Stanley Investment Management Inc.

Theodore Bigman

Michiel te Paske

Sven van Kemenade

Angeline Ho

Top Ten Holdings (%) (at December 31, 2013)
Simon Property Group, Inc. (United States)	6.3
Mitsubishi Estate Co., Ltd. (Japan)	4.3
Equity Residential (United States)	4.3
Mitsui Fudosan Co., Ltd. (Japan)	3.9
Sun Hung Kai Properties Ltd. (Hong Kong)	3.8
Sumitomo Realty & Development Co., Ltd. (Japan)	3.2
Host Hotels & Resorts, Inc. (United States)	3.2
Vornado Realty Trust (United States)	2.9
AvalonBay Communities, Inc. (United States)	2.9
Public Storage (United States)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

U.S. regional portfolio, our company-specific research led us to an overweighting in a group of companies focused on the ownership of high quality malls, apartments, central business district office assets, upscale hotels and a number of out-of-favor companies. Our research led to an underweighting in companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets. For the annual period, the Fund benefited from an overweight to the hotel sector, an underweight to the health care and specialty office sectors, and stock selection in the mall and diversified sectors. Such positive contributors were partially offset by stock selection within and an overweight to the apartment sector, which detracted from relative performance. An underweight to the net lease sector and stock selection in the suburban office, health care and shopping center sectors also hurt.

In Asia, the Fund benefited from stock selection in Japan and an underweight to Singapore. This was offset by an overweight to and stock selection within Hong Kong and an underweight to Japan, which detracted.

In Europe, the Fund benefited from an overweight to and stock selection in the U.K. and an underweight to and stock selection in Germany. This was partially offset by the negative impact of stock selection in Sweden.

From an individual security perspective, the three strongest contributors to the Fund's relative results during the annual period were overweight positions in Sumitomo Realty & Development, Starwood Hotels & Resorts Worldwide and Mitsui Fudosan. Overweight positions in Sun Hung Kai Properties, Equity Residential and Unibail-Rodamco detracted most from the Fund's relative performance during the annual period.

Strict Value-Oriented Discipline Drove Fund Portfolio Changes

The purchases and sales we carried out during the annual period were based on a strict value-oriented discipline. Typically, we sell a security if stock valuations shift to the point where the position no longer represents what we believe is an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe. Similarly, a purchase may be executed when the specific holding represents an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe.

During the annual period, the Fund's allocations to the retail and residential sub-sectors increased and its exposure to the diversified sub-sector decreased. From a country perspective, the most significant changes to the Fund's weightings during the annual period were increases in allocations to Canada and Singapore and a decrease in exposure to Hong Kong.

At the end of the annual period, the Fund was most overweight relative to the benchmark in the retail, residential and lodging/resorts sub-sectors. The Fund was most underweight relative to the benchmark in the office, industrial and health care sub-sectors and was rather neutrally weighted to the mixed industrial/office, self-storage and diversified sub-sectors. From a country perspective, the Fund was most overweight relative to the benchmark in Hong Kong and was most underweight relative to the benchmark in the U.S. and Canada.

At the end of the annual period, the Fund's portfolio was comprised of three regional portfolios with a global allocation that weighted each of the major

Country Breakdown (%) (at December 31, 2013)
Australia	7.3
Belgium	0.0	(a)
Brazil	0.8
Canada	2.7
China	0.4
Finland	0.2
France	3.6
Germany	1.2
Hong Kong	12.3
Italy	0.2
Japan	14.8
Netherlands	0.7
Norway	0.2
Singapore	3.3
Sweden	0.8
Switzerland	1.0
United Kingdom	6.6
United States(b)	43.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Health Care Providers & Services	0.1
Hotels, Restaurants & Leisure	1.3
Real Estate Investment Trusts (REITs)	65.4
Real Estate Management & Development	32.2
Money Market Funds	0.3
Total	99.3

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

regions — the U.S., Europe and Asia — based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Our company-specific research led us to specific preferences for sub-segments within each of the real estate sub-sectors and countries. For the annual period ended December 31, 2013, the Fund was overweight the Asian-listed property sector and underweight the European-listed and U.S.-listed property sectors. As always, key considerations that affect the positioning of the Fund's portfolio include prospects for underlying property fundamentals, including new supply, tenant demand and vacancy levels. Other considerations include cash flows, prospects for the underlying value of the companies' assets, balance sheet positioning, access to capital and the attractiveness of each company's share price valuation relative to these considerations and relative to other securities in the investment universe.

Looking Ahead

We remain committed to our core investment philosophy as a real estate value investor. This typically results in the ownership of stocks whose share prices may provide real estate exposure at what we consider to be the best valuation relative to their underlying asset values, while maintaining portfolio diversification.

We maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks offering exposure to the direct property markets at what we believe to be the best relative valuations. Regardless of any short-term trends, we remain committed to our value-oriented, bottom-up driven investment strategy as we position the Fund for the long term.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — NFJ Dividend Value Fund

Performance Summary

>  Variable Portfolio — NFJ Dividend Value Fund (the Fund) Class 2 shares returned 27.71% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.53% over the same period.

>  While generating strong double-digit absolute returns, the Fund underperformed on a relative basis primarily due to stock selection. Sector allocation decisions overall had a positive impact on the Fund's performance during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	28.14	15.69
Class 2	05/07/10	27.71	15.40
Russell 1000 Value Index		32.53	16.90

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — NFJ Dividend Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — NFJ Dividend Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — NFJ Dividend Value Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares gained 27.71%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which rose 32.53% over the same period. While generating strong double-digit absolute returns, the Fund underperformed on a relative basis primarily due to stock selection. Sector allocation decisions overall had a positive impact on the Fund's performance during the annual period.

U.S. Equities Enjoyed Best Year Since 1997

U.S. equities ended 2013 on a particularly high note. The S&P 500 Index, representing the U.S. equity market, climbed 32.39% during the annual period, marking its best annual performance since 1997 and its 11th best year since 1926. All nine of the Russell style indices also ascended 30% or more for the annual period — a remarkable feat and the first occurrence since this data began in 1985. Smaller capitalization stocks outpaced larger capitalization companies, and growth stocks outperformed value stocks in 2013 across the capitalization spectrum. (All as measured by Russell Investments indices.) Within the benchmark, dividend-paying securities fell behind non-dividend payers by more than 11 percentage points for the annual period, with the highest yielding stocks hardest hit. These results mark a reversal in return trends, as dividend stocks had outperformed non-dividend payers since late 2009. Low quality stocks, as measured by the Goldman Sachs Weak Balance Sheet Index, soundly outperformed higher quality names, returning 52.6% for the year versus the Goldman Sachs Strong Balance Sheet Index, which gained 29.4%. Within the benchmark, the strongest performing sectors during the annual period were consumer discretionary, health care, industrials and information technology. The weakest sectors in the Russell benchmark were telecommunication services, utilities, materials and energy, as many bond proxy securities sold off in anticipation of the U.S. Federal Reserve (the Fed) reducing its bond buying program. U.S. stocks trounced fixed income, which generated its greatest loss in 19 years, as measured by the Barclays U.S. Aggregate Bond Index. 2013 witnessed only the fourth time since 1926 that U.S. stocks outperformed U.S. bonds by at least 45 percentage points.

During the fourth quarter, the Fed announced a modest tapering to its quantitative easing, reducing the amount of its monthly bond purchases from $85 billion to $75 billion on the back of a stronger job market and economic growth. Many interpreted the move as an endorsement of the U.S. economy. This sentiment, coupled with the central bank's continued commitment to low interest rates, may have helped bolster U.S. equities to record highs. Optimism was also fueled by the Commerce Department's report that the U.S. economy grew by 4.1% in the third calendar quarter — the fastest rate since the fourth quarter of 2011.

Portfolio Management

NFJ Investment Group LLC

Benno Fischer, CFA

Paul Magnuson

R. Burns McKinney, CFA

Thomas Oliver, CFA, CPA

L. Baxter Hines, CFA

Jeff Reed, CFA

Morley Campbell, CFA

Top Ten Holdings (%) (at December 31, 2013)
MetLife, Inc.	4.3
Total SA, ADR	4.2
Wells Fargo & Co.	4.2
Intel Corp.	4.1
JPMorgan Chase & Co.	4.0
ConocoPhillips	3.8
Ford Motor Co.	3.3
Cisco Systems, Inc.	2.6
PNC Financial Services Group, Inc. (The)	2.6
Citigroup, Inc.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — NFJ Dividend Value Fund

Stock Selection Overall Hampered Fund Results

The Fund posted robust positive absolute returns during the annual period. In the wake of extreme monetary easing, higher quality value stocks lagging and dividend paying stocks underperforming, we were pleased with the Fund's absolute return. On a relative basis, however, the Fund underperformed the benchmark, with results attributable primarily to stock selection. More specifically, stock selection in the materials, energy and health care sectors detracted from the Fund's relative results. Overweight allocations to the materials and energy sectors, which each lagged the benchmark, and an underweighted allocation to the industrials sector, which outpaced the benchmark, also dampened results.

From an individual security perspective, the holdings that detracted most from the Fund's relative results during the annual period were gold miner Barrick Gold, metals miner Freeport-McMoRan Copper & Gold and financials company Annaly Capital Management. Barrick Gold, the world's largest gold producer, was hurt by weak gold prices during the annual period. The precious metal's price was down approximately 27.3% in 2013. In the latter half of the year, the company suspended operations at its Pascua Lama project in light of gold's protracted price decline, improving its free cash flow outlook. Shares of Freeport-McMoRan Copper & Gold were penalized by its move into energy in December 2012 as well as by copper price declines. Annaly Capital Management was markedly susceptible to talk of Fed tapering and rising interest rates, making 2013 a difficult environment for the company. We sold the Fund's positions in Freeport-McMoRan Copper & Gold and Annaly Capital Management by the end of the annual period due to poor price momentum.

Stock Selection in Industrials and Financials Helped Relative Results

Conversely, the strongest contributing sectors to the Fund's relative results during the annual period were industrials and financials, as driven by effective stock selection. The Fund's overweighted allocation to information technology and underweighted allocations to utilities and telecommunication services also contributed positively to relative results, as information technology was the best performing sector within the benchmark during the annual period, while utilities and telecommunication services were the two weakest.

The Fund's greatest contributors to relative results were document technology solutions provider Xerox, aerospace and defense parts manufacturer Northrop Grumman and integrated oil company Exxon Mobil. Shares of Xerox climbed significantly, as investors appreciated the company's shareholder friendly actions and progress made in emphasizing its services business. Xerox announced that it expects to deploy $300 million of capital on dividends and an additional $500 million on share buybacks — bringing its repurchase program to about $1.5 billion in 2013. Northrop Grumman performed well, as the company divested several of its lower-margin businesses, implemented workforce cuts and repurchased 6.1 million shares in the second calendar quarter alone. The company also announced earnings that beat consensus estimates for the third calendar quarter and raised its 2013 profit forecast, partly due to a greater focus on performance and capital deployment in the face of uncertain U.S. defense

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	97.4
Consumer Discretionary	6.9
Consumer Staples	5.6
Energy	15.5
Financials	25.5
Health Care	11.1
Industrials	7.9
Information Technology	14.7
Materials	6.5
Telecommunication Services	1.8
Utilities	1.9
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — NFJ Dividend Value Fund

budgets. Not owning Exxon Mobil also added to the Fund's results, as the stock underperformed the benchmark during the annual period.

Bottom-Up Stock Selection Drove Portfolio Changes

We initiated eight buys and completed eight sells in 2013. To name just a few, we initiated a Fund position in Ford Motor, which traded at a significant discount to global auto peers at our time of purchase in the first quarter of 2013. Ford Motor had doubled its dividend payout in January 2013. When we sold the Fund's position in Freeport-McMoRan Copper & Gold in the third quarter on poor price momentum, we added to the Fund's position in Ford Motor. In the second quarter of 2013, we purchased shares of SLM, also known as Sallie Mae, based on the stock's attractive absolute valuation and improved underlying credit fundamentals. We purchased shares of Citigroup in the fourth quarter of 2013. In our view, cost cutting efforts had significantly shored up the company's balance sheet, particularly in comparison to its peers.

In addition to those sales already mentioned, we sold the Fund's position in integrated oil company Phillips 66 after we identified what we believed to be a more compelling investment opportunity. Phillips 66's shares price had slumped somewhat toward the beginning of the year on expectations of a less favorable crude differential environment.

As a result of these bottom-up stock selection decisions, the Fund's allocations to financials and industrials increased and its allocations to energy and consumer staples decreased during the annual period. At the end of the annual period, the Fund was most overweighted relative to the benchmark in the information technology and materials sectors. On December 31, 2013, the Fund was most underweight relative to the benchmark in the utilities, financials, industrials and health care sectors and was rather neutrally weighted to the benchmark in the consumer discretionary, consumer staples, energy and telecommunication services sectors.

Looking Ahead

Equities rose significantly in 2013, benefiting in part from continued accommodative monetary policy. Assets on the Fed's balance sheet rose by more than $1 trillion in 2013 alone. The Fed announced in December 2013 that it would begin to taper, or reduce, its bond purchasing program in January 2014. The move was largely anticipated and interpreted by many as an endorsement of the U.S. economy, further propelling positive investor sentiment. Amongst such optimism, Ned Davis Research indicated that correlations between U.S. equities fell to their lowest levels since 2007, potentially signaling dissimilar return patterns and beneficial circumstances for stock picking. This type of environment could bode well for our investment process, which relies on quantitative tools to make qualitative, bottom-up stock selection decisions.

Dividend paying equities in 2013 were notable for bucking their historical relationship of typically outperforming non-dividend payers over time. In 2013, dividend payers in the S&P 500 Index underperformed non-dividend payers by more than 16.5 percentage points — a headwind for our strategy, which invests exclusively in dividend yielding equities. This trend was mirrored in several international markets as well, with dividend payers in the MSCI All Country World ex U.S. Index underperforming non-dividend payers by eight percentage points. As earnings multiples have expanded to higher levels, we believe

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — NFJ Dividend Value Fund

investors should be more cautious about the price they pay for the future earnings of a company. In our view, this is the time to hold positions that typically offer some downside protection if the market reverses. Our strategies have tended to do that in the past. Furthermore, government bonds continue to face headwinds of low real yields, increases in nominal yields and future reduction in quantitative easing. In an environment of financial repression, we believe income-generating "risky" assets — such as dividend paying value equities — may help investors face the challenges ahead.

We also believe dividend payers can offer investors compelling growth opportunities going forward. S&P 500 Index industrial equities closed 2013 with $1.25 trillion on their balance sheets — setting a record high for the fifth consecutive quarter. With that cash, companies have heralded an array of shareholder friendly actions, including regular cash dividends that reached a record $312 billion in 2013 for S&P 500 Index constituents. Despite these record highs, the 2013 dividend payout ratio of the S&P 500 Index was estimated to be just 36%, compared to a historical average of 52%. We believe this low payout ratio could leave room for companies to grow their dividends and potentially make dividend yielding equities an attractive area for investors seeking both income and growth.

In the face of buoyant monetary policy and generally rising valuations, we intend to continue to stand by our disciplined investment process of seeking out dividend paying securities with visible earnings that exhibit low absolute and relative valuations.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Summary

>  Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares returned 36.21% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 33.48% over the same period.

>  The Fund's outperformance was driven primarily by favorable stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	36.57	16.92
Class 2	05/07/10	36.21	16.61
Russell 1000 Growth Index		33.48	18.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Nuveen Winslow Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 36.21%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 33.48% over the same period. The Fund's outperformance was driven primarily by favorable stock selection.

2013 Was A Year Of Records

Calendar year 2013 was one of many records. The S&P 500 Index, representing the U.S. equity market, surpassed its previous highest level in 2007 and outperformed the Barclays U.S. Aggregate Index, representing the U.S. fixed income market, by approximately 34%; the MSCI EAFE Index, representing the international equities market, by nearly 10%; and the MSCI Emerging Markets Index, representing emerging market equities, by approximately 35%. The year's outsized returns for the U.S. equity market were largely driven by a decline in risk premiums, which had been elevated following the 2008 financial crisis. However, at the end of the annual period, consensus views were that equity valuations were not yet extended, particularly as the U.S. economy had begun to accelerate.

Favorable Stock Selection Boosted Fund Performance

The Fund's strong absolute and relative performance during the annual period was driven primarily by favorable stock selection. Sector allocation overall was also positive.

Overweight allocations to and strong stock selection within the consumer discretionary and health care sectors, which each outpaced the benchmark during the annual period, contributed most positively to the Fund's relative performance. An underweighted allocation to and effective stock selection within the consumer staples sector also added value. Stock selection also proved effective in the energy sector. Such positive contributors more than offset the detracting effects of weaker stock selection in the industrials sector; having a modest overweight to the financials sector, which lagged the benchmark during the annual period; and having a modest underweight in the energy sector, which outpaced the benchmark during the annual period.

Among the Fund's individual holdings, priceline.com, Celgene and Apple were top contributors to the Fund's relative results. Shares of online travel company priceline.com rose on strong earnings growth driven by increasing mobile usage, economic recovery in Europe and improving economies of scale, particularly in customer acquisition costs. Biopharmaceutical company Celgene benefited from increased usage of its blood cancer drug, Revlimid, as well as from an expanding drug pipeline in the U.S. and Europe. Personal and mobile computing manufacturer Apple added to Fund performance, as the Fund was underweight in its stock relative to the benchmark and the stock was a poor performer.

Portfolio Management

Winslow Capital Management LLC

Clark Winslow

Justin Kelly, CFA

Patrick Burton, CFA

Top Ten Holdings (%) (at December 31, 2013)
Google, Inc., Class A	4.3
Visa, Inc., Class A	3.8
Union Pacific Corp.	3.8
Amazon.com, Inc.	3.7
priceline.com, Inc.	3.5
Celgene Corp.	3.2
Monsanto Co.	3.1
Danaher Corp.	2.7
Apple, Inc.	2.6
Salesforce.com, Inc.	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.6
Consumer Discretionary	26.1
Consumer Staples	3.1
Energy	3.9
Financials	7.5
Health Care	15.2
Industrials	10.7
Information Technology	26.9
Materials	4.1
Telecommunication Services	1.1
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

We correctly believed Apple would struggle to grow revenues and earnings, despite new iPhone and iPad product launches during the annual period.

The biggest detractors from the Fund's annual results were Intuitive Surgical, Baidu and Ulta Salon, each of which generated negative returns. Intuitive Surgical, a robotic health care technology company, saw slowing sales in its da Vinci robotics, as hospitals sought to limit spending in the evolving health care spending environment. We sold the Fund's position during the summer. Our untimely sale of Chinese Internet search firm Baidu detracted from relative results, as the stock outperformed the benchmark following our sale date. We re-purchased the stock for the Fund later in the year, as we believe the company may benefit from increased usage of smart phones and tablets in China. Cosmetics and fragrance company Ulta Salon performed poorly on disappointing third quarter results and guidance. We trimmed but maintained the position in Ulta Salon given expected robust square footage growth ahead for this retailer.

Purchases and Sales Drove Portfolio Changes

During the annual period, we initiated a Fund position in airline Delta Air Lines based on the structural improvement in the industry's competitive intensity. We established a Fund position in retailer Best Buy based on its new management team, who we believe are poised to accelerate the company's growth.

In addition to those sales already mentioned, we sold the Fund's position in data services company Equinix. We sold the position due to an overall challenging spending environment for legacy technology companies and due to increased competition in the industry.

From a sector perspective, the Fund's exposures to consumer discretionary, financials and information technology sectors increased and its allocation to materials decreased during the annual period.

At the end of the annual period, the Fund remained overweight consumer discretionary. In health care, we favored those companies we believed had exceptional drug pipelines and those poised to do well with the introduction of the Affordable Care Act. We remained selective in the information technology sector, with a wary eye toward slower growth legacy technology companies. In financials, we favored banks and brokers that may benefit from a rising rate environment. In industrials, energy and materials, we continued to seek companies with idiosyncratic growth opportunities. We held companies within the aerospace and auto end-markets and sought to avoid those companies over-levered to emerging markets. Similarly, we believed emerging market exposure combined with more challenging secular headwinds limited growth opportunities in the consumer staples sector. Valuations in consumer staples remained, in our view, at elevated levels versus their historical averages.

Looking Ahead

Our research concludes that the key to stock valuations in 2014 will be the careful balance between improving U.S. economic growth and rising interest rates. Inflation expectations are likely to be at the center of this balance, potentially driven by the expansion of the Federal Reserve's (the Fed's) balance sheet from quantitative easing. We expect economic growth drivers to include a declining fiscal drag, improving employment and rising consumer and business spending. We believe the biggest component of the fiscal drag in 2013 was the

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

increase in payroll and income taxes of about $200 billion. In 2014, these taxes will be lapsed, eliminating the year-over-year detriment to growth. Long-term U.S. interest rates are likely to rise, but are expected to remain low, with commodity and wage inflation benign. We believe the Fed will be cautious in tapering its asset purchases so as to not jeopardize the improving U.S. economy, particularly with inflation remaining below its targeted 2% level. West Texas Intermediate (WTI) crude oil prices may surprise on the downside given ongoing production increases in the U.S. The WTI crude oil price declined from its peak of $111 per barrel in September 2013 to $98 per barrel by the end of the annual period. We believe this should provide a tailwind to the economy, aided by increased energy production and rising exports.

We believe the outlook for a more functional federal government has also improved with the recently signed bipartisan budget deal. Greater certainty from Washington D.C. may facilitate greater investment by flush corporations.

Overall, we currently believe this backdrop could lead to Gross Domestic Product (GDP) growth in the U.S. in 2014, accelerating economic growth in Europe and somewhat challenged economic growth in the emerging markets. Even within the emerging markets, though, we believe those countries that are commodity importers, such as several in Asia, may fare better than those that are commodity exporters.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Partners Small Cap Growth Fund

Performance Summary

>  Variable Portfolio — Partners Small Cap Growth Fund (the Fund) Class 2 shares returned 39.89% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 43.30% over the same period.

>  While the Fund generated strong double-digit absolute gains, its underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	40.23	18.00
Class 2	05/07/10	39.89	17.69
Russell 2000 Growth Index		43.30	21.01

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Partners Small Cap Growth Fund

The Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of December 31, 2013, The London Company, Wells Capital Management Incorporated (Wells Capital Management) and Palisade Capital Management, L.L.C. (Palisade) managed approximately 33%, 37% and 30% of the portfolio, respectively.

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 39.89%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 43.30% over the same period. While the Fund generated strong double-digit absolute gains, its underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Equity Markets Enjoyed Robust Rally in 2013

The London Company: Our portion of the Fund underperformed the benchmark during the annual period. Overall, 2013 was a very good year for equity markets. In this type of environment, it is often difficult for our portion of the Fund to keep up with the market, reflecting our focus on downside protection. This strategy historically works well over full market cycles and in most market environments, but tends to lag during rapidly rising markets. For the annual period as a whole, the benchmark was led higher by the health care and consumer discretionary sectors, while energy and materials lagged the market.

Within our small-cap strategy, both sector allocation and stock selection detracted from relative performance. More specifically, an overweighted allocation to materials, which lagged the benchmark during the annual period, and an underweighted exposure to health care, which was the strongest sector in the benchmark during the annual period, hurt. Stock selection in energy and industrials hampered results as well. Such detractors were partially offset by the positive contribution made by having overweighted allocations to and effective stock selection within the consumer staples and consumer discretionary sectors, which each outpaced the benchmark during the annual period.

Positions in specialty chemicals company Albemarle, specialty apparel retailer American Eagle Outfitters and aviation and marine fuel services marketer World Fuel Services detracted most. Conversely, the top performing individual positions in our portion of the Fund during the annual period were personal care products direct seller Nu Skin Enterprises, applications software company Advent Software and footwear and accessories designer Deckers Outdoor.

Wells Capital Management: Our portion of the Fund outperformed the benchmark during the annual period due to strong trends of growth over value coupled with effective stock selection. Early in 2013, value and high dividend/defensive-oriented investments outperformed more growth-oriented

Portfolio Management

Palisade Capital Management, L.L.C.

Sammy Oh

The London Company

Stephen Goddard, CFA

Jonathan Moody, CFA

J. Brian Campbell, CFA

Mark DeVaul, CFA, CPA

Wells Capital Management Incorporated

Joseph Eberhardy, CFA, CPA

Thomas Ognar, CFA

Bruce Olson, CFA

Top Ten Holdings (%) (at December 31, 2013)
Acadia Healthcare Co., Inc.	1.9
Old Dominion Freight Line, Inc.	1.9
NewMarket Corp.	1.8
Pricesmart, Inc.	1.7
Cabela's, Inc.	1.7
Eaton Vance Corp.	1.6
Financial Engines, Inc.	1.6
Albemarle Corp.	1.5
Service Corp. International	1.5
Deckers Outdoor Corp.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

investments. However, our adherence to our investment process allowed those underappreciated holdings to deliver strong earnings, which, in turn, aided performance. For the annual period overall, small-cap growth stocks achieved strong gains with the support of continued improvement in corporate earnings, signs of incremental improvement in the U.S. economy and accommodative Federal Reserve (Fed) policy. Against a backdrop of rising equity prices, our focus on rapidly growing companies was rewarded, particularly during a period when investors focused on corporate fundamentals, rather than macroeconomic data or central bank policy.

From a sector perspective, effective stock selection within financials, industrials and health care aided relative results most. A modestly overweighted allocation to health care, which outpaced the benchmark during the annual period, also helped. Such positive contributors were only partially offset by stock selection in the consumer staples, information technology and consumer discretionary sectors, which detracted.

The strongest relative contributors to our portion of the Fund's results were Financial Engines, Envestnet and DXP Enterprises. Conversely, the greatest individual detractors from our portion of the Fund's performance during the annual period were BroadSoft, SolarWinds and Ixia. We exited all three positions by the end of the annual period.

Palisade: Our portion of the Fund underperformed the benchmark during the annual period due primarily to our emphasis on higher quality stocks, as lower quality stocks generally performed better in 2013. More specifically, our portion of the Fund was hurt by stock specific disappointments in the industrials and information technology sectors. Also, within the industrials sector, our portion of the Fund's lack of exposure to the strong airline industry eroded relative returns. Our portion of the Fund was further hampered by its modest cash exposure during this strong equity market. Partially offsetting these detractors were the positive contributions made by effective stock selection within the financials, energy and consumer staples sectors. Within financials, avoiding the relatively weak real estate investment trust (REIT) industry proved especially beneficial.

The biggest detractors from our portion of the Fund's relative performance were Acacia Research, Ariad Pharmaceuticals and Titan Machinery. We sold the Fund's positions in Ariad Pharmaceuticals and Titan Machinery by the end of the annual period. The top individual contributors to our portion of the Fund's results were ACADIA Pharmaceuticals, Wageworks and DexCom.

Purchases and Sales Drove Portfolio Changes

The London Company: Among the names purchased in our portion of the Fund during the annual period were Alliant Techsystems, Tempur Sealy and Deckers Outdoor. Alliant Techsystems is an aerospace, defense and outdoor sporting company. Concerns around defense spending led the company to trade at what we considered attractive valuation levels. The company generated healthy returns on capital, and its new management team has shown to be shareholder-friendly when allocating enterprise capital. Tempur Sealy is the luxury product offering in the bedding industry with what we believe to be significant competitive advantages in the strength of its brand, integrated supply chain, consumer-focused innovation and high customer satisfaction. These advantages have led to high returns on the company's tangible capital base. Deckers Outdoor designs,

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	97.4
Consumer Discretionary	18.8
Consumer Staples	3.1
Energy	5.4
Financials	12.0
Health Care	15.4
Industrials	15.4
Information Technology	20.5
Materials	6.8
Money Market Funds	2.6
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

produces and markets footwear and accessories. The company's competitive advantages include dominant share of the sheepskin boot category via its Ugg brand, higher product quality versus the lower priced options and first-to-market advantages. The company also is considered a potential takeout candidate in an industry that has historically been prone to consolidation, especially as its shares are trading below comparable transaction multiples.

We reduced our portion of the Fund's positions in Nu Skin Enterprises, mentioned earlier as a strong performer, after noticing some insider selling from executives. We also trimmed our portion of the Fund's position in insurance company Alleghany, as the market capitalization of the company exceeded $6 billion, and we felt it was getting too large for our small-cap portfolio. In the last months of the annual period, we sold our portion of the Fund's position in Kraton Performance Polymers, which manufacturers polymers used in many end markets. Unfortunately, the company experienced significant volatility in its results and had some questionable accounting issues arise. We decided to sell the position due to the lack of consistency and transparency. We trimmed our portion of the Fund's positions in several other companies toward the end of the annual period, including those in ValueClick, Energizer Holdings, Micrel, Kaman, World Fuel Services, Matson and Ritchie Bros. Auctioneers.

There were no major shifts in sector allocation within our portion of the Fund during the annual period. Given our longer time horizon and low turnover, our portfolio positioning does not change that often. We remained focused on bottom-up analysis and understanding the downside risk to our portion of the Fund's positions. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the consumer discretionary, materials and consumer staples sectors and was underweight compared to the benchmark in the information technology and health care sectors.

Wells Capital Management: In accordance with our investment discipline, we buy companies that we believe have strong revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company's growth versus the market's estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. For example, during the annual period, we added several positions based on adherence to our process. These included Acadia Healthcare, a company that develops and operates a multitude of psychiatric, treatment and behavioral facilities; Medidata Solutions, a cloud-based software solutions provider for pharmaceutical and biotechnology companies; and AO Smith, a water technology company that manufactures heaters and boilers.

In addition to the sales already mentioned, we sold the Fund's positions in InnerWorkings, a print management and promotional services company, and SodaStream International, a developer and distributor of home carbonation systems.

Any sector weighting changes were strictly a reflection of our bottom-up process. At year-end 2013, our portion of the Fund was most overweight relative to the benchmark in the information technology, consumer discretionary and health

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

care sectors and was most underweight relative to the benchmark in the consumer staples, industrials and materials sectors.

Palisade: During the annual period, we initiated positions in ACADIA Pharmaceuticals, previously mentioned as a top contributor to our portion of the Fund's results, The Hain Celestial Group and Papa John's International. ACADIA Pharmaceuticals is a central nervous system-focused company with a lead drug, Pimavanserin, in Phase III clinical development for Parkinson's disease psychosis (PDP). Currently, none of the approved antipsychotics are FDA-approved for the indication of PDP. We believe PDP represents a lucrative market for which Pimavanserin has the potential to be the first-in-class and the best-in-class drug for a growing need. The Hain Celestial Group is the leading manufacturer and marketer of natural organic foods and personal care products. During the annual period, the company posted double-digit sales and earnings growth due to secular trends in natural/organic foods, coupled with increased distribution and geographic expansion. We believe the company can continue this growth trajectory over the next several years with incremental growth and synergies from recent acquisitions and ongoing organic growth. Papa John's International is the fastest growing of the three U.S. public pizza chains. In our view, the company has good management and strong franchisee relationships. The company expects to grow units domestically and internationally at 6% to 7% per year, and its financial model should enable rising margins, high return on investment and sustainable cash flow, in our view.

We sold the Fund's positions in Sourcefire, as it was acquired by Cisco Systems, and similarly sold ExactTarget, as it was acquired by salesforce.com. We exited the Fund's position in Oasis Petroleum for market capitalization reasons.

We did not make any significant changes in sector allocation during the annual period. At the end of 2013, our portion of the Fund was overweight relative to the benchmark in information technology, industrials, energy and consumer discretionary. On December 31, 2013, our portion of the Fund was most underweight relative to the benchmark in consumer staples, health care, telecommunication services and financials and was rather neutrally weighted compared to the benchmark in utilities and materials.

Looking Ahead

The London Company: Looking forward, we think our portion of the Fund is positioned well. Activism will likely continue, and merger and acquisition activity should eventually recover, although our patience in this regard has been sorely tested. The reasons for not speculating are plenty, but being wrong quite often must be one of them. We do not know what the market will do in the year ahead, but we believe that there is less uncertainty today than there was a year ago. The visible tail risks have been mitigated, and tolerance for risk has increased. We believe profit margins will remain high until capacity is added or labor costs increase. We further believe monetary policy may be accommodative regardless of the tapering, and interest rates favorable even if they increase. Even if the market suffers a pullback in the near term, the long-term dynamics remain favorable, in our view. Corporations are producing significant cash flow, and we believe multiples being paid are reasonable.

Wells Capital Management: Using our time-tested investment process, we still see what we believe to be good growth opportunities, as we look across the

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

investment landscape. In our view, results will not necessarily be event-driven going forward, but should be supported by the general economic improvement we see in its initial stages. Information technology, the largest sector in the benchmark, has historically been a strong source of returns; however, the sector lagged overall benchmark returns during the annual period. Nevertheless, at this time, we still see strong earnings growth in the diverse information technology sector and expect an improvement in relative returns from this sector in 2014. Regardless of the market environment, we intend to continue to seek to capitalize on opportunities where other investors have underappreciated the longer-term growth potential of select companies, as we strive to add value for shareholders.

Palisade: We do not take a top-down or macroeconomic view. Rather, our portion of the Fund's portfolio is built completely from the bottom up, based on opportunities we may uncover. Last year, lower market capitalization and lower quality stocks outperformed, which proved to be a difficult backdrop for the portfolio, in particular during the fourth quarter of 2013. As the economy strengthens, however, we believe higher quality stocks may likely outperform, which should bode well for our relative performance. Moreover, merger and acquisition activity, in our opinion, has the potential increase in 2014, which should also be a positive for our portfolio.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

Performance Summary

>  Variable Portfolio — PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 shares returned -2.36% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned -1.41% over the same period.

>  The Fund's underperformance can be attributed primarily to yield curve positioning and to an underweighted allocation to conventional mortgage-backed securities.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	-2.19	2.52
Class 2	05/07/10	-2.36	2.28
Barclays U.S. Mortgage-Backed Securities Index		-1.41	2.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — PIMCO Mortgage-Backed Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

Effective March 21, 2014, the Fund's name will change to Variable Portfolio — TCW Core Plus Bond Fund.

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned -2.36%. The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned -1.41% over the same period. The Fund's underperformance can be attributed primarily to yield curve positioning and to an underweighted allocation to conventional mortgage-backed securities.

Mortgage-Backed Securities Struggled

Agency mortgage-backed securities (MBS) underperformed comparable-duration U.S. Treasuries during the first quarter of 2013, as positive economic data in the U.S. and comments from the Federal Reserve (the Fed) stoked fears that the Fed may curtail its purchases of agency MBS sooner than anticipated. While the sector as a whole underperformed, there was volatility in relative valuations between coupons, with higher coupons benefiting from positive supply technicals and demand for lower duration assets. Non-agency MBS outperformed like-duration U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply and growing optimism regarding the U.S. housing market. Commercial mortgage-backed securities (CMBS) performed in line with U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

During the second quarter, agency MBS again underperformed like-duration U.S. Treasuries, as investors reacted to mid-May signals by the Fed that it would begin to slow the pace of its asset purchases later in the year. While the agency MBS sector as a whole underperformed, there continued to be significant distinction in performance between coupons. Higher coupons were notable outperformers relative to comparable-duration U.S. Treasuries, and lower coupons were weakest. The shift in the Fed's tone and consequent increase in volatility fueled a broad-based sell-off of fixed income assets, undermining market liquidity, sending yields higher across the risk spectrum, and curbing appetite for higher-yielding assets. In turn, CMBS underperformed U.S. Treasuries, with longer-term bonds faring worse due to their duration, while prices for non-agency MBS declined amid the decrease in liquidity.

Agency MBS outperformed comparable-duration U.S. Treasuries during the third quarter, as rates generally stabilized and the Fed surprised the markets in September by deciding to not yet taper its asset purchases. Still, the Fed's active participation in the sector continued to drive differentiation in performance between coupons. Lower coupons were notable outperformers relative to like-duration U.S. Treasuries, as these Fed-supported, origination coupons benefited the most from the Fed's decision to delay its tapering. Prices for

Portfolio Management

Pacific Investment Management Company LLC

Michael Cudzil

Daniel Hyman

Effective March 21, 2014, TCW Investment Management Company will replace Pacific Investment Management Company LLC as the Fund's subadvisor.

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non-Agency	1.0
Commercial Mortgage-Backed Securities — Agency	1.6
Commercial Mortgage-Backed Securities — Non-Agency	1.4
Residential Mortgage-Backed Securities — Agency	79.3
Residential Mortgage-Backed Securities — Non-Agency	1.4
Repurchase Agreements	3.2
Treasury Bills	1.0
U.S. Government & Agency Obligations	6.2
U.S. Treasury Obligations	4.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	98.4
AA rating	0.0	(a)
A rating	0.3
BBB rating	0.5
Non-investment grade	0.8
Total	100.0

(a) Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available,

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

non-agency MBS rose, particularly those with lower quality collateral, and CMBS outperformed amid an increase in risk appetite on the back of continued accommodative monetary policies.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program. In January 2014, the Fed would taper its quantitative easing program from $85 billion to $75 billion a month. While the markets had months to prepare for the announcement, equities and other risk assets rose in reaction to the news, while bond markets saw yields drift higher. Despite the Fed's announcement, agency MBS outperformed comparable-duration U.S. Treasuries during the fourth quarter and for the year, though the sector still posted negative quarterly and annual returns. The announcement also did little to change the persistent differentiation in performance among coupons. Lower coupons underperformed during the fourth quarter, as these bonds had been the largest beneficiaries of Fed purchases. Prices for non-agency MBS rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. CMBS also outperformed like-duration U.S. Treasuries during the fourth quarter amid strong investor demand and a continued rebound in property valuations.

Yield Curve Positioning Detracted

The Fund underperformed the benchmark during the annual period due primarily to its yield curve positioning. The Fund had an overweighted allocation to the intermediate segment of the yield curve, i.e. securities with maturities in the five-year to 10-year range, which detracted as rates increased significantly in that part of the maturity spectrum. The yield on the five-year U.S. Treasury rose 103 basis points to end the year at 1.75%. The yield on the 10-year U.S. Treasury increased 126 basis points in 2013, ending the year at 3.04%. (A basis point is 1/100th of a percentage point. Here, yield curve refers to the spectrum of maturities within the mortgage-backed securities sector.)

Also detracting from the Fund's results was an underweighted allocation to conventional MBS, as conventional MBS outperformed the benchmark for the year.

Non-Agency MBS Exposure and Duration Positioning Aided Results

On the positive side, exposure to non-agency MBS helped the Fund's relative results, as these securities performed better, benefiting during the annual period from limited supply and an ongoing housing recovery. Having an overweighted exposure to higher-coupon 15-year MBS also helped, as these bonds outperformed the benchmark during the annual period due to increased investor demand for lower duration assets.

Duration positioning also contributed positively. During the annual period, the Fund mostly maintained a slightly shorter duration than that of the benchmark, which helped as interest rates rose. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Shifting Market Conditions Drove Portfolio Changes

As market conditions shifted during the annual period, we decreased the Fund's exposure to agency MBS overall on a market value basis. Within that allocation,

the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

we increased the Fund's exposure to GNMA (Ginnie Mae) MBS and reduced its exposure to FNMA (Fannie Mae) MBS and to FHLMC (Freddie Mac) MBS.

At the end of the annual period, the Fund was underweight relative to the benchmark in Ginnie Mae MBS and Freddie Mac MBS and was overweight relative to the benchmark in Fannie Mae MBS on a market value basis. The Fund also maintained exposure to non-agency MBS and CMBS at the end of the annual period. The Fund ended the year with a shorter duration than that of the benchmark, with a majority of the underweight positioning attributable to the three-year to five-year portion of the yield curve.

Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Pyramis® International Equity Fund

Performance Summary

>  Variable Portfolio — Pyramis® International Equity Fund (the Fund) Class 2 shares returned 21.27% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.78% over the same period.

>  While the Fund generated robust double-digit absolute gains, it underperformed the benchmark due primarily to stock selection in the financials and health care sectors.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	21.51	11.57
Class 2	05/07/10	21.27	11.27
MSCI EAFE Index (Net)		22.78	12.35

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Pyramis® International Equity Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Pyramis® International Equity Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 21.27%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.78% over the same period. While the Fund generated robust double-digit absolute gains, it underperformed the benchmark due primarily to stock selection in the financials and health care sectors.

International Equity Markets Enjoyed Strong Performance in 2013

Stock market volatility remained historically low in 2013. Non-U.S. developed equity markets posted strong broad-based returns, though the depreciation of the yen caused Japan's equity market returns to be lower in U.S. dollar terms. Overall, equities in non-U.S. developed markets modestly lagged the U.S. equity market but significantly outperformed the emerging equity markets. Emerging market equities were weaker, as depreciating currencies drove U.S. dollar returns into negative territory in some cases.

Global economic data indicated a steady upward, albeit slowly paced, growth trend. Most of the world's developed economies — including Europe, the U.S. and Japan — remained in favorable early-cycle or mid-cycle phases. For example, leading economic indicators continued to improve in most developed European markets, suggesting the region's economy as a whole was emerging from recession and beginning to expand. Still, deleveraging pressures persisted, which may have limited the upside of Europe's expansion. Japan's economy maintained cyclical momentum, though momentum highly dependent on policy stimulus. Japan's economy recorded four consecutive quarters of positive growth and, perhaps more importantly, showed signs of inflation, which was viewed as one of the key objectives of Prime Minister Abe's economic policies. In the developing world, China's near-term outlook stabilized as domestic economic activity improved, led by a re-acceleration in government-driven infrastructure construction. Many other emerging market economies, however, faced structural reform headwinds.

Stock Selection Overall Dampened Results

The Fund underperformed the benchmark due primarily to stock selection in the financials and health care sectors, which more than offset effective stock selection in the consumer discretionary and telecommunication services sectors. From a country perspective, security selection in Switzerland, Italy and Australia detracted most from relative performance during the annual period. Security selection in Japan, the U.K. and Hong Kong contributed most positively. Both sector allocation and country allocation are strictly the residual of stock selection.

Portfolio Management

Pyramis Global Advisors, LLC

Cesar Hernandez, CFA

Top Ten Holdings (%) (at December 31, 2013)
Roche Holding AG, Genusschein Shares (Switzerland)	1.9
Total SA (France)	1.8
Vodafone Group PLC (United Kingdom)	1.7
Toyota Motor Corp. (Japan)	1.6
Nestlé SA, Registered Shares (Switzerland)	1.6
Bayer AG, Registered Shares (Germany)	1.6
BG Group PLC (United Kingdom)	1.5
Anheuser-Busch InBev NV (Belgium)	1.5
Sanofi (France)	1.4
UBS AG, Registered Shares (Switzerland)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Pyramis® International Equity Fund

Among the individual positions detracting most from the Fund's relative results was an overweighted position in the financial sector's residential and commercial real estate developer Sun Hung Kai Properties. Shares of Sun Hung Kai Properties declined amid negative investor sentiment due to weakness in the Hong Kong housing market. In health care, having an underweighted position in drug maker Roche hurt. Shares of Roche rose, as the company reported solid quarterly earnings during the annual period, driven largely by strong sales in its pharmaceuticals division. An overweighted position in mining company BHP Billiton also dampened the Fund's results. Shares of BHP Billiton declined, as the company reported disappointing earnings for the first half of 2013, driven by weaker than expected results in its petroleum division.

Conversely, overweighted positions in gaming company Sands China and auto and machinery manufacturer Fuji Heavy Industries, each in the consumer discretionary sector, were among the biggest positive contributors to the Fund's results during the annual period. Shares of Sands China rose, as the company reported solid quarterly earnings in 2013, driven by growth in its mass market segment and healthy results from its Sands Cotai Central property. Shares of Fuji Heavy Industries rose sharply on the company's announcement that it was raising its earnings forecast for its fiscal year due to yen depreciation and better than expected cost controls. In telecommunication services, an overweight position in wireless telecommunications provider SoftBank was an outstanding performer. SoftBank's shares rose, as the company announced solid quarterly results, driven by strong subscription and mobile service revenue growth. SoftBank also announced it planned to acquire a 70% stake in Sprint Nextel.

Stock Selection Drove Portfolio Positioning

During the annual period, we established a Fund position in Westpac Banking, a high quality company that has one of the strongest retail franchises in Australia. In our view, its stock was attractively valued at the time of purchase. We initiated a Fund position in mining company Rio Tinto, as we believe the company should benefit from declining capital expenditures and improving free cash flow from alternative investment opportunities. While Rio Tinto is dependent on the price of iron ore stabilizing, we viewed the stock as attractively valued at the time of purchase.

We eliminated the Fund's position in insurer and asset management company Allianz, as we believe the company's earnings momentum was beginning to slow, and the stock offered limited upside. We exited the Fund's position in Banco Bilbao Vizcaya Argentaria based on our belief that the company is still exposed to sovereign risk in Spain and is likely to struggle to overcome some of its large, value destroying acquisitions.

Consistent with our investment approach, there were no meaningful shifts in sector or country weightings during the annual period, as we seek to have similar characteristics to the benchmark within the Fund's portfolio. Indeed, as of December 31, 2013, the Fund maintained similar country and sector weightings as the benchmark. That said, active stock selection resulted in modest overweights relative to the benchmark in consumer discretionary and telecommunication services at the end of 2013 and modest underweights relative to the benchmark in utilities, financials and energy.

Country Breakdown (%) (at December 31, 2013)
Australia	6.9
Austria	0.5
Belgium	2.8
Denmark	1.6
Finland	0.6
France	10.8
Germany	7.5
Hong Kong	3.0
Ireland	0.7
Israel	0.2
Italy	0.5
Japan	19.7
Mexico	0.1
Netherlands	3.3
Norway	1.0
Singapore	1.1
Spain	2.6
Supra-National	0.0	(a)
Sweden	3.2
Switzerland	7.4
United Kingdom	20.4
United States(b)	6.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Pyramis® International Equity Fund

During the annual period, the Fund used exchange-traded equity index futures to equitize cash, which had a modestly positive impact on performance. At year-end 2013, the Fund had approximately 4.5% of its total assets invested in these instruments.

Looking Ahead

Going forward, we expect the Fund's portfolio to continue to be based on our research, combining active stock selection with quantitative risk controls. We continue to seek to add value by choosing what we consider to be attractive individual stocks while mitigating relative volatility and risk. We currently expect the Fund to continue to have similar characteristics as the benchmark on a country and sector level.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	2.0
Airlines	0.4
Auto Components	0.9
Automobiles	3.7
Beverages	2.1
Biotechnology	1.1
Building Products	0.8
Capital Markets	2.8
Chemicals	2.9
Commercial Banks	12.5
Commercial Services & Supplies	0.2
Communications Equipment	0.2
Construction & Engineering	0.5
Construction Materials	1.1
Containers & Packaging	0.1
Diversified Financial Services	1.1
Diversified Telecommunication Services	3.2
Electric Utilities	0.8
Electrical Equipment	2.2
Electronic Equipment, Instruments & Components	1.7
Energy Equipment & Services	1.0
Food & Staples Retailing	1.6
Food Products	2.7
Health Care Equipment & Supplies	0.3
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	1.7
Household Durables	0.4
Household Products	1.6
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	1.5
Insurance	4.9
Internet & Catalog Retail	0.4
Internet Software & Services	0.1
IT Services	0.9
Leisure Equipment & Products	0.3
Machinery	1.6
Marine	0.3
Media	2.4
Metals & Mining	2.7
Multiline Retail	0.3

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Pyramis® International Equity Fund

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2013)
Multi-Utilities	0.4
Office Electronics	0.1
Oil, Gas & Consumable Fuels	5.2
Paper & Forest Products	0.1
Personal Products	0.3
Pharmaceuticals	7.8
Professional Services	0.8
Real Estate Investment Trusts (REITs)	1.0
Real Estate Management & Development	1.9
Road & Rail	0.6
Software	0.7
Specialty Retail	1.4
Textiles, Apparel & Luxury Goods	1.5
Tobacco	2.0
Trading Companies & Distributors	0.8
Transportation Infrastructure	0.1
Wireless Telecommunication Services	3.2
Money Market Funds	6.1
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.
Annual Report 2013

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Summary

>  Variable Portfolio — Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares returned -0.49% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. 1-3 Year Government Bond Index, which returned 0.37% over the same period.

>  The Fund's underperformance can be attributed primarily to yield curve positioning, which more than offset effective security selection overall.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	05/07/10	-0.14	1.63
Class 2	05/07/10	-0.49	1.35
Barclays U.S. 1-3 Year Government Bond Index		0.37	0.99

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Wells Fargo Short Duration Government Fund

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned -0.49%. The Fund underperformed its benchmark, the Barclays U.S. 1-3 Year Government Bond Index, which returned 0.37% over the same period. The Fund's underperformance can be attributed primarily to yield curve positioning, which more than offset effective security selection overall.

A Year of Transition for Fixed Income

Fixed income markets began the year with a strong rally, driven by a midnight-hour U.S. government compromise on the fiscal cliff. European authorities continued to dampen fears of a eurozone breakup, and yields in that region narrowed markedly. As the year progressed, there was renewed turmoil in the eurozone following a deadlocked election in Italy and a financial panic and debt restructuring in Cyprus, though fears of a eurozone breakup did not ultimately re-ignite. In the spring, Japan dominated market headlines, as Prime Minister Abe and Bank of Japan Governor Kuroda's launch of "Abenomics" re-rated economic growth expectations for that nation.

In May 2013, as U.S. economic data began to slowly improve, Fed Chair Bernanke opened the door to quantitative easing tapering, prompting a broad-based sell-off in fixed income markets along with increased interest rates and a steepened yield curve. Notable volatility and underperformance in mortgage-backed securities and capital outflows from emerging markets ensued. Markets remained focused on Bernanke's every word and gesture and parsed economic data through the prism of their potential impact on the timing of Fed tapering. In September 2013, markets rallied on the Fed's surprise decision not to taper as well as on Janet Yellen's re-emergence as Bernanke's dovish successor and a last minute chemical weapons deal with Syria. The rally in risk assets paused briefly in October in the wake of the U.S. government shutdown and debt ceiling drama. However, risk assets' strong performance then continued into year end, driven by continued improvement in economic data — notably U.S. unemployment dropping below 7% and third quarter U.S. Gross Domestic Product (GDP) growth above 4%. Markets appeared able to smoothly digest the announcement by the Fed in December that the long awaited tapering of quantitative easing would finally begin in January 2014.

In all, interest rates rose during 2013 with a pronounced steepening of the yield curve, meaning rates rose more on longer maturity securities than on shorter-term maturities.

Yield Curve Positioning Offset Security Selection

Our team focuses on bottom-up security selection with an emphasis on finding relative value trading opportunities and implementing comprehensive risk management. Our investment process marries fundamental research with relative

Portfolio Management

Wells Capital Management Incorporated

Thomas O'Connor, CFA

Troy Ludgood

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non-Agency	9.9
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	6.0
Money Market Funds	3.3
Residential Mortgage-Backed Securities — Agency	35.0
U.S. Government & Agency Obligations	8.1
U.S. Treasury Obligations	37.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	92.0
A rating	0.2
Non-investment grade	0.3
Not rated	7.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings from S&P or Moody's. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

value trading expertise, tempered by the team's proprietary risk management system. Every bond in the Fund's portfolio must go through the bottom-up research process and must be trading at a level to compensate shareholders adequately for its risks. We believe our team is nimble and decisive, continually monitoring and re-evaluating both the fundamentals and the spread levels of portfolio securities and not hesitating to adjust when targets are reached or conditions change. (Spread refers to the differential in yield between securities or between a particular sector and comparable-duration U.S. Treasuries.)

During the annual period, security selection in the mortgage-backed securities, commercial mortgage-backed securities (CMBS) and asset-backed securities sectors contributed positively to the Fund's results. Yield curve positioning, however, detracted significantly from the Fund's relative results. Longer partial durations on mortgage-backed securities holdings underperformed, as the yield curve steepened into the fixed income market sell-off.

Duration positioning had a rather neutral impact on performance during the annual period, as we kept the Fund's duration neutral to that of the benchmark throughout 2013. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Shifting Market Conditions Drove Portfolio Changes

During the annual period, we reduced the Fund's positioning in agency mortgage-backed securities, primarily in high coupon, 30-year pools and in agency adjustable rate mortgages (ARMs). Speeds on high coupon pools came in faster than expected through the summer, causing us to reduce the Fund's positions, as we re-evaluated the risk profiles on those bonds. Agency ARMs had a volatile year, which afforded several relative value opportunities. Toward the end of the year, we reduced the Fund's position in ARMs, as we added positions in agency collateralized mortgage obligations and call-protected 15-year pools.

In the consumer asset-backed securities sector, we reduced exposure to auto dealer issues in favor of mid-prime retail loans and post-crisis Sallie Mae private student loans. In credit cards, we took advantage of what we considered to be an attractive new issue versus secondary pricing differential. In the CMBS sector, we reduced the Fund's overweight to seasoned legacy 2005 CMBS bonds, adding new issue three-year tranches, which widened on steady supply and offered what we believed to be better prepayment protection. We sold the Fund's positions in covered bonds, which outperformed other securitized products, such as short duration CMBS and asset-backed securities during the annual period.

At the end of the annual period, the Fund had approximately 18% of its total net assets in agency CMOs, 16% in high quality asset-backed securities and CMBS, 12% in mortgage pass-through securities, 7% in agency hybrid ARMs and the remaining position in U.S. Treasuries. Relative to the benchmark, the Fund was overweighted mortgage-backed securities, asset-backed securities and CMBS and was underweight agency securities and U.S. Treasuries at the end of the annual period. Throughout, the Fund maintained its yield curve positioning with an overweight to the five-year segment of the yield curve and an underweight to the two-year segment of the yield curve compared to the benchmark. The Fund maintained its neutral duration stance at the end of the annual period.

Annual Report 2013

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Looking Ahead

While we have seen plenty of "false dawns" over the past few years, it appears to us that economic growth projections for the U.S. and Europe are now finally on the rise. We currently believe near-term fiscal adjustments are now largely complete, suggesting meaningfully lower fiscal headwinds going forward, with attention hopefully turning at long last to longer-term issues, such as entitlement reform. We believe additional tailwinds to economic growth may be provided by the lagged effects of highly accommodative monetary policy, increased policy clarity and pent-up demand in several sectors. In our view, one key area of potential risk remains emerging markets — while there are signs the near-term impact of recent market volatility has been less than feared, there remain question marks as to whether rising imbalances are being effectively addressed.

Now that the Fed's framework for tapering and ultimately exiting its asset purchases has been announced, market participants may well focus on the uncertain impact of U.S. interest rates and supply/demand dynamics on the global financial markets. We believe muted inflation trends provide the Fed additional confidence in its projections within its "balanced approach" to monetary policy that short-term rates can remain near zero well into 2015.

In our view, a steeper and higher yield curve, combined with a stampeding equity market, may prompt selective re-balancing into fixed income, especially given dramatic improvements in asset/liability positions and more favorable pricing of fixed income's insurance value against disinflation risks.

We intend to remain nimble in our investment approach and intend to continue to execute our strategy focused on security selection combined with relative value trading and strong risk controls.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio — Limited Duration Credit Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,015.60	1,022.57	2.93	2.94	0.57
Class 2	1,000.00	1,000.00	1,014.60	1,021.30	4.21	4.22	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — American Century Diversified Bond Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,003.80	1,022.57	2.91	2.94	0.57
Class 2	1,000.00	1,000.00	1,001.90	1,021.30	4.18	4.22	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — American Century Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,181.60	1,021.56	4.28	3.97	0.77
Class 2	1,000.00	1,000.00	1,180.10	1,020.28	5.67	5.25	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — Columbia Wanger International Equities Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,156.30	1,020.38	5.49	5.15	1.00
Class 2	1,000.00	1,000.00	1,153.80	1,019.11	6.86	6.43	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,193.90	1,020.59	5.37	4.94	0.96
Class 2	1,000.00	1,000.00	1,191.30	1,019.31	6.76	6.23	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — DFA International Value Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,199.20	1,021.05	4.87	4.48	0.87
Class 2	1,000.00	1,000.00	1,198.20	1,019.77	6.27	5.76	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,024.70	1,021.81	3.71	3.71	0.72
Class 2	1,000.00	1,000.00	1,022.90	1,020.54	5.00	4.99	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Holland Large Cap Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,171.70	1,021.66	4.15	3.86	0.75
Class 2	1,000.00	1,000.00	1,171.10	1,020.38	5.53	5.15	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — Invesco International Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,171.90	1,020.49	5.42	5.05	0.98
Class 2	1,000.00	1,000.00	1,170.90	1,019.16	6.86	6.38	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — J.P. Morgan Core Bond Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.10	1,022.57	2.90	2.94	0.57
Class 2	1,000.00	1,000.00	998.10	1,021.30	4.17	4.22	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Jennison Mid Cap Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,171.50	1,021.25	4.59	4.27	0.83
Class 2	1,000.00	1,000.00	1,170.30	1,019.98	5.97	5.56	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — MFS Value Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,164.50	1,021.71	4.08	3.81	0.74
Class 2	1,000.00	1,000.00	1,162.20	1,020.43	5.45	5.10	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — Mondrian International Small Cap Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,155.10	1,020.38	5.49	5.15	1.00
Class 2	1,000.00	1,000.00	1,153.70	1,019.11	6.86	6.43	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,022.70	1,020.94	4.59	4.58	0.89
Class 2	1,000.00	1,000.00	1,021.00	1,019.67	5.87	5.87	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — NFJ Dividend Value Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,132.30	1,021.71	4.02	3.81	0.74
Class 2	1,000.00	1,000.00	1,129.90	1,020.38	5.43	5.15	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,229.20	1,021.61	4.32	3.91	0.76
Class 2	1,000.00	1,000.00	1,227.60	1,020.28	5.79	5.25	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Partners Small Cap Growth Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,187.50	1,020.59	5.35	4.94	0.96
Class 2	1,000.00	1,000.00	1,186.50	1,019.31	6.74	6.23	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.00	1,022.37	3.11	3.14	0.61
Class 2	1,000.00	1,000.00	1,000.00	1,021.10	4.38	4.43	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio — Pyramis® International Equity Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,178.80	1,020.38	5.55	5.15	1.00
Class 2	1,000.00	1,000.00	1,176.50	1,019.11	6.93	6.43	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Wells Fargo Short Duration Government Fund

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.00	1,022.52	2.96	2.99	0.58
Class 2	1,000.00	1,000.00	1,002.00	1,021.25	4.23	4.27	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 86.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.5%
L-3 Communications Corp. 07/15/20	4.750%	33,047,000	34,294,094
02/15/21	4.950%	5,525,000	5,778,852
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	33,660,000	33,455,852
Total			73,528,798
Banking 0.2%
Key Bank Na 11/25/16	1.100%	1,410,000	1,404,636
Toronto-Dominion Bank (The) Senior Unsecured 09/10/18	2.625%	5,165,000	5,267,675
Total			6,672,311
Chemicals 1.9%
Dow Chemical Co. (The) Senior Unsecured 11/15/20	4.250%	14,891,000	15,861,014
Dow Chemical Company (the) 11/15/21	4.125%	15,250,000	15,752,747
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	22,853,000	25,381,022
Total			56,994,783
Construction Machinery 0.5%
CNH Capital LLC 11/01/15	3.875%	3,654,000	3,772,755
CNH Capital LLC(a) 02/01/17	3.250%	9,845,000	10,017,287
Total			13,790,042
Consumer Products 1.8%
Clorox Co. (The) Senior Unsecured 10/15/17	5.950%	26,810,000	30,611,256
Reckitt Benckiser Treasury Services PLC(a) 09/21/18	2.125%	22,185,000	22,074,918
Total			52,686,174
Electric 16.4%
American Electric Power Co., Inc. Senior Unsecured 12/15/17	1.650%	14,433,000	14,141,641

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co. Senior Unsecured 05/24/15	3.400%	36,510,000	37,671,232
03/30/21	4.600%	2,898,000	3,108,702
Arizona Public Service Co. Senior Unsecured 08/01/16	6.250%	9,915,000	11,124,293
CMS Energy Corp. Senior Unsecured 09/30/15	4.250%	1,375,000	1,446,614
12/15/15	6.875%	18,359,000	20,385,944
02/01/20	6.250%	26,539,000	30,535,327
03/15/22	5.050%	3,700,000	3,994,409
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	19,344,000	21,633,304
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%	12,050,000	13,791,526
03/15/21	4.450%	16,856,000	17,871,287
Duke Energy Corp. Senior Unsecured 09/15/19	5.050%	23,389,000	25,965,602
09/15/21	3.550%	23,360,000	23,365,747
08/15/22	3.050%	10,371,000	9,850,874
Indiana Michigan Power Co. Senior Unsecured 12/01/15	5.650%	4,543,000	4,862,605
Metropolitan Edison Co. Senior Unsecured 04/01/14	4.875%	2,800,000	2,827,859
NextEra Energy Capital Holdings 06/01/15	1.200%	10,645,000	10,699,545
Northeast Utilities Senior Unsecured 05/01/18	1.450%	6,900,000	6,682,933
Ohio Power Co. Senior Unsecured 06/01/16	6.000%	7,990,000	8,845,306
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%	39,070,000	42,924,021
PPL Capital Funding, Inc. 06/01/18	1.900%	18,223,000	17,794,158
PSEG Power LLC 11/15/18	2.450%	5,505,000	5,433,567
Pacific Gas & Electric Co. Senior Unsecured 10/01/20	3.500%	12,341,000	12,559,238

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas And Electric Co. 08/15/22	2.450%	6,127,000	5,500,484
Potomac Edison Co. (The) 1st Mortgage 11/15/14	5.350%	1,760,000	1,827,943
Progress Energy, Inc. Senior Unsecured 01/15/16	5.625%	5,520,000	6,008,652
04/01/22	3.150%	21,097,000	20,313,479
Sierra Pacific Power Co. 05/15/16	6.000%	7,485,000	8,355,348
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%	14,005,000	14,712,275
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	50,370,000	52,187,454
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%	8,915,000	8,839,820
05/15/20	4.700%	15,955,000	17,510,230
Total			482,771,419
Entertainment 0.4%
Time Warner, Inc. 03/15/20	4.875%	10,935,000	11,985,657
Environmental 0.8%
Waste Management, Inc. 06/30/20	4.750%	21,195,000	23,047,655
Food and Beverage 10.2%
Beam, Inc. Senior Unsecured 06/15/18	1.750%	43,435,000	42,328,754
ConAgra Foods, Inc. Senior Unsecured 06/15/17	5.819%	15,033,000	16,942,101
03/15/18	2.100%	37,460,000	37,048,315
Constellation Brands, Inc. 12/15/14	8.375%	3,782,000	4,027,830
Diageo Capital PLC 07/15/20	4.828%	11,668,000	12,920,595
Diageo Finance BV 10/28/15	5.300%	4,390,000	4,752,421
General Mills, Inc. 10/15/14	6.190%	57,000,000	59,400,925
Heineken NV Senior Unsecured(a) 04/01/22	3.400%	26,383,000	25,758,356

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc. Senior Unsecured 01/07/19	2.250%	19,025,000	19,081,618
SABMiller Holdings, Inc.(a) 08/01/18	2.200%	14,060,000	14,001,481
01/15/22	3.750%	33,230,000	33,353,948
Wm. Wrigley Jr., Co. Senior Unsecured(a) 10/21/18	2.400%	30,570,000	30,382,514
Total			299,998,858
Gas Pipelines 15.2%
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	24,415,000	28,023,854
Colorado Interstate Gas Co. LLC Senior Unsecured 11/15/15	6.800%	28,518,000	31,577,982
Enterprise Products Operating LLC 01/31/20	5.250%	22,842,000	25,467,140
09/01/20	5.200%	23,873,000	26,555,752
Gulfstream Natural Gas System LLC Senior Unsecured(a) 11/01/15	5.560%	6,460,000	6,963,434
Kinder Morgan Energy Partners LP Senior Unsecured 02/01/19	2.650%	7,000,000	6,922,370
09/15/20	5.300%	23,323,000	25,728,068
09/01/22	3.950%	17,249,000	16,808,461
Midcontinent Express Pipeline LLC Senior Unsecured(a) 09/15/14	5.450%	39,550,000	40,385,375
NiSource Finance Corp. 09/15/17	5.250%	29,009,000	32,110,997
09/15/20	5.450%	20,182,000	22,442,202
Northwest Pipeline LLC Senior Unsecured 06/15/16	7.000%	11,954,000	13,602,779
04/15/17	5.950%	17,855,000	19,943,026
Panhandle Eastern Pipeline Co. LP Senior Unsecured 11/01/17	6.200%	23,265,000	26,546,528
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 09/15/15	3.950%	7,969,000	8,380,296
01/15/20	5.750%	11,960,000	13,652,292
02/01/21	5.000%	4,480,000	4,931,642
06/01/22	3.650%	16,955,000	16,658,152
Rockies Express Pipeline LLC Senior Unsecured(a) 04/15/15	3.900%	26,995,000	26,995,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC Senior Unsecured(a) 04/01/17	5.900%	21,134,000	23,684,451
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 04/15/16	6.400%	26,607,000	29,678,539
Total			447,058,340
Health Care 1.3%
AmerisourceBergen Corp. 09/15/15	5.875%	1,877,000	2,035,366
Cardinal Health, Inc. Senior Unsecured 12/15/20	4.625%	18,226,000	19,672,598
Express Scripts Holding Co. 05/15/16	3.125%	6,195,000	6,465,802
McKesson Corp. Senior Unsecured 12/04/15	0.950%	1,665,000	1,663,929
Medco Health Solutions, Inc. 09/15/15	2.750%	6,960,000	7,166,502
Total			37,004,197
Healthcare Insurance 1.1%
Aetna, Inc. Senior Unsecured 11/15/17	1.500%	130,000	128,088
CIGNA Corp. 03/15/21	4.500%	4,214,000	4,478,370
Senior Unsecured 02/15/22	4.000%	7,814,000	7,953,628
UnitedHealth Group, Inc. Senior Unsecured 10/15/15	0.850%	10,665,000	10,707,692
WellPoint, Inc. Senior Unsecured 01/15/16	5.250%	8,120,000	8,779,539
Total			32,047,317
Independent Energy 3.9%
Berry Petroleum Co. Senior Unsecured 06/01/14	10.250%	3,320,000	3,432,050
Canadian Oil Sands Ltd. Senior Unsecured(a) 04/01/22	4.500%	3,296,000	3,319,346
Concho Resources, Inc. 04/01/23	5.500%	10,784,000	11,107,520

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Resources, Inc. 10/01/19	8.250%	9,971,000	10,893,317
Devon Energy Corp. Senior Unsecured 05/15/17	1.875%	16,060,000	16,176,981
Marathon Oil Corp. Senior Unsecured 11/01/15	0.900%	21,680,000	21,698,081
Pioneer Natural Resources Co. 07/15/16	5.875%	7,645,000	8,480,499
Woodside Finance Ltd.(a) 11/10/14	4.500%	33,190,000	34,181,134
05/10/21	4.600%	6,500,000	6,806,872
Total			116,095,800
Life Insurance 4.5%
Hartford Financial Services Group, Inc. Senior Unsecured 10/15/17	4.000%	33,789,000	35,938,690
MetLife, Inc. Senior Unsecured 02/08/21	4.750%	25,260,000	27,301,286
Prudential Covered Trust Secured(a) 09/30/15	2.997%	26,807,300	27,637,763
Prudential Financial, Inc. Senior Unsecured 06/21/20	5.375%	37,120,000	41,949,795
Total			132,827,534
Media Cable 2.4%
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/17	2.400%	36,504,000	37,163,226
DISH DBS Corp. 02/01/16	7.125%	1,541,000	1,706,657
Time Warner Cable, Inc. 02/01/20	5.000%	32,196,000	32,724,007
Total			71,593,890
Media Non-Cable 6.4%
21st Century Fox America, Inc. 02/15/21	4.500%	34,603,000	37,089,987
BSKYB Finance UK PLC(a) 10/15/15	5.625%	30,965,000	33,441,395
NBCUniversal Media LLC 04/01/21	4.375%	55,377,000	58,612,235
Scripps Networks Interactive, Inc. Senior Unsecured 12/15/16	2.700%	7,877,000	8,189,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCM Sub LLC(a) 01/15/15	3.550%	43,720,000	44,955,135
Thomson Reuters Corp. 02/23/17	1.300%	4,765,000	4,743,982
Total			187,032,151
Metals 0.2%
CONSOL Energy, Inc. 04/01/17	8.000%	5,225,000	5,505,844
Non-Captive Diversified 0.6%
General Electric Capital Corp. Senior Unsecured 05/04/20	5.550%	15,144,000	17,426,610
Oil Field Services 1.1%
Noble Holding International Ltd. 03/01/16	3.050%	5,055,000	5,205,174
03/15/17	2.500%	16,232,000	16,283,358
Weatherford International Ltd. 02/15/16	5.500%	8,985,000	9,737,835
Total			31,226,367
Pharmaceuticals 0.3%
Hospira, Inc. Senior Unsecured 03/30/17	6.050%	8,662,000	9,557,564
Property & Casualty 5.4%
Berkshire Hathaway Finance Corp. 10/15/20	2.900%	17,930,000	17,780,966
CNA Financial Corp. Senior Unsecured 08/15/16	6.500%	21,806,000	24,524,314
08/15/20	5.875%	25,625,000	29,213,295
08/15/21	5.750%	5,737,000	6,427,993
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	29,555,000	30,996,929
05/01/22	4.950%	13,110,000	13,555,897
Senior Unsecured 08/15/16	6.700%	30,925,000	34,937,921
Total			157,437,315
Railroads 0.4%
Burlington Northern Santa Fe LLC Senior Unsecured 09/15/21	3.450%	10,565,000	10,433,825

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.9%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%	15,550,000	16,237,636
03/01/21	5.125%	3,625,000	3,926,843
Valero Energy Corp. 02/01/15	4.500%	5,495,000	5,713,097
Total			25,877,576
Restaurants 2.1%
Yum! Brands, Inc. Senior Unsecured 09/15/15	4.250%	2,475,000	2,613,077
11/01/20	3.875%	51,957,000	52,511,734
11/01/21	3.750%	8,190,000	8,104,341
Total			63,229,152
Technology 0.1%
Corning, Inc. Senior Unsecured 08/15/20	4.250%	3,980,000	4,240,567
Transportation Services 1.5%
ERAC U.S.A. Finance LLC(a) 10/15/17	6.375%	9,613,000	11,143,530
10/01/20	5.250%	4,345,000	4,774,088
ERAC USA Finance LLC(a) 11/01/18	2.800%	24,500,000	24,835,462
Senior Notes 08/16/21	4.500%	3,245,000	3,381,764
Total			44,134,844
Wireless 0.6%
CC Holdings GS V LLC /Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%	19,038,000	18,856,796
Wirelines 3.8%
AT&T, Inc. Senior Unsecured 08/15/21	3.875%	27,973,000	28,339,446
12/01/22	2.625%	18,586,000	16,769,442
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%	66,372,000	65,894,586
Total			111,003,474
Total Corporate Bonds & Notes (Cost: $2,539,781,337)			2,544,064,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Money Market Funds 12.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	360,607,872	360,607,872
Total Money Market Funds (Cost: $360,607,872)		360,607,872
Total Investments (Cost: $2,900,389,209)		2,904,672,732
Other Assets & Liabilities, Net		33,962,265
Net Assets		2,938,634,997

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $9,145,375 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US LONG BOND	(201)	USD	(25,790,813)	March 2014	570,896	—
US 2YR NOTE	(485)	USD	(106,609,063)	April 2014	204,127	—
US 5YR NOTE	(430)	USD	(51,304,375)	March 2014	718,252	—
US 10YR NOTE	(5,515)	USD	(678,603,543)	March 2014	14,923,700	—
Total					16,416,975	—

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $507,584,000 or 17.27% of net assets.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	104,424,305	1,391,245,317	(1,135,061,750)	360,607,872	182,508	360,607,872

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Food & Beverage	—	240,597,933	59,400,925	299,998,858
All Other Industries	—	2,244,066,002	—	2,244,066,002
Total Bonds	—	2,484,663,935	59,400,925	2,544,064,860
Mutual Funds
Money Market Funds	360,607,872	—	—	360,607,872
Total Mutual Funds	360,607,872	—	—	360,607,872
Investments in Securities	360,607,872	2,484,663,935	59,400,925	2,904,672,732
Derivatives
Assets
Futures Contracts	16,416,975	—	—	16,416,975
Total	377,024,847	2,484,663,935	59,400,925	2,921,089,707

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2012	62,818,589
Accrued discounts/premiums	(3,044,421)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(545,793)
Sales	—
Purchases	172,550
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2013	59,400,925

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $(545,793).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 25.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Bombardier, Inc. Senior Unsecured(a) 03/15/22	5.750%	800,000	794,000
L-3 Communications Corp. 07/15/20	4.750%	1,430,000	1,483,964
Lockheed Martin Corp. Senior Unsecured 11/15/19	4.250%	2,450,000	2,634,561
Raytheon Co. Senior Unsecured 12/15/22	2.500%	1,290,000	1,175,196
Total			6,087,721
Automotive 0.6%
American Honda Finance Corp.(a) Senior Unsecured 09/21/15	2.500%	2,500,000	2,576,475
09/11/17	1.500%	1,220,000	1,201,992
Daimler Finance North America LLC(a) 07/31/15	1.300%	2,290,000	2,303,435
09/15/16	2.625%	2,480,000	2,564,570
Ford Motor Co. Senior Unsecured 01/15/43	4.750%	800,000	721,499
Ford Motor Credit Co. LLC Senior Unsecured 09/15/15	5.625%	1,340,000	1,442,202
05/15/18	5.000%	3,250,000	3,620,204
01/15/20	8.125%	1,600,000	2,000,720
08/02/21	5.875%	3,070,000	3,480,487
Total			19,911,584
Banking 6.0%
American Express Centurion Bank 09/13/17	6.000%	3,000,000	3,441,810
American Express Credit Corp. Senior Unsecured 09/15/15	2.750%	2,730,000	2,825,160
07/29/16	1.300%	1,730,000	1,743,387
03/24/17	2.375%	1,500,000	1,541,817
BB&T Corp. Senior Unsecured 04/30/14	5.700%	722,000	734,447
03/15/16	3.200%	780,000	815,651
06/19/18	2.050%	1,010,000	999,936
BNP Paribas SA Senior Unsecured 08/20/18	2.700%	1,000,000	1,018,751

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp. Senior Unsecured 04/01/15	4.500%	2,330,000	2,437,590
07/12/16	3.750%	1,807,000	1,921,052
08/01/16	6.500%	3,450,000	3,895,354
07/01/20	5.625%	2,670,000	3,037,182
01/24/22	5.700%	6,910,000	7,821,118
Bank of America NA Subordinated Notes 03/15/17	5.300%	4,145,000	4,568,710
10/15/36	6.000%	1,320,000	1,514,909
Bank of Montreal Senior Unsecured 04/09/18	1.450%	1,470,000	1,431,414
Bank of Nova Scotia Senior Unsecured 01/12/17	2.550%	1,180,000	1,223,792
Barclays Bank PLC Subordinated Notes 10/14/20	5.140%	1,030,000	1,096,818
Capital One Bank USA NA Subordinated Notes 02/15/23	3.375%	2,770,000	2,575,214
Capital One Financial Corp. Senior Unsecured 03/23/15	2.150%	1,370,000	1,392,716
11/06/15	1.000%	990,000	989,568
Citigroup, Inc. Senior Unsecured 05/19/15	4.750%	944,000	993,326
01/10/17	4.450%	5,140,000	5,570,727
11/21/17	6.125%	3,150,000	3,631,033
05/01/18	1.750%	3,850,000	3,785,682
09/26/18	2.500%	2,200,000	2,215,972
01/14/22	4.500%	4,200,000	4,429,635
10/25/23	3.875%	1,840,000	1,808,827
Subordinated Notes 02/15/17	5.500%	1,840,000	2,027,376
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Bank Guaranteed 02/08/22	3.875%	2,190,000	2,201,938
Credit Suisse Senior Unsecured 03/23/15	3.500%	3,000,000	3,105,999
Deutsche Bank AG Subordinated Notes(b) 05/24/28	4.296%	1,470,000	1,330,842
Discover Bank Senior Unsecured 02/21/18	2.000%	1,950,000	1,915,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fifth Third Bancorp Subordinated Notes 01/16/24	4.300%	1,210,000	1,185,124
Goldman Sachs Group, Inc. (The) Senior Unsecured 01/15/15	5.125%	3,950,000	4,126,123
08/01/15	3.700%	1,570,000	1,634,827
02/07/16	3.625%	5,400,000	5,667,192
01/22/18	2.375%	3,540,000	3,553,456
07/19/18	2.900%	1,400,000	1,424,087
03/15/20	5.375%	4,300,000	4,782,155
01/24/22	5.750%	3,100,000	3,489,633
Subordinated Notes 10/01/37	6.750%	1,510,000	1,679,943
HBOS PLC Subordinated Notes(a) 05/21/18	6.750%	800,000	904,902
HSBC Bank PLC Senior Notes(a) 06/28/15	3.500%	1,660,000	1,730,376
HSBC Bank USA NA Subordinated Notes 11/01/34	5.875%	820,000	901,457
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	740,000	760,608
ING Bank NV(a) 09/25/15	2.000%	840,000	853,916
Intesa Sanpaolo SpA Senior Unsecured 01/16/18	3.875%	630,000	641,020
JPMorgan Chase & Co. Senior Unsecured 03/01/16	3.450%	1,090,000	1,143,241
07/05/16	3.150%	5,000,000	5,241,910
10/02/17	6.400%	900,000	1,044,505
01/15/18	6.000%	1,085,000	1,249,353
05/10/21	4.625%	5,350,000	5,767,305
09/23/22	3.250%	3,280,000	3,143,293
JPMorgan Chase Bank NA Subordinated Notes 06/13/16	5.875%	4,270,000	4,735,810
KeyCorp Senior Unsecured 12/13/18	2.300%	2,390,000	2,372,661
Morgan Stanley 04/01/18	6.625%	4,570,000	5,347,330
Senior Unsecured 04/28/15	6.000%	2,800,000	2,982,095
03/22/17	4.750%	3,240,000	3,535,870
09/23/19	5.625%	2,150,000	2,437,423
01/25/21	5.750%	870,000	984,200

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Notes 11/24/25	5.000%	6,060,000	6,078,119
Northern Trust Co. (The) Subordinated Notes 08/15/18	6.500%	1,090,000	1,284,887
PNC Bank NA Subordinated Notes 07/25/23	3.800%	1,750,000	1,695,918
PNC Bank National Association Subordinated Notes 12/07/17	6.000%	2,700,000	3,076,774
PNC Funding Corp. Bank Guaranteed 02/08/15	3.625%	660,000	682,720
Rabobank 11/09/22	3.950%	1,000,000	968,990
Regions Bank Subordinated Notes 05/15/18	7.500%	780,000	922,963
Royal Bank of Scotland Group PLC Subordinated Notes 12/15/22	6.125%	1,470,000	1,502,341
Royal Bank of Scotland PLC (The) Bank Guaranteed 03/16/16	4.375%	1,800,000	1,920,942
Standard Chartered PLC Subordinated Notes(a) 01/26/24	5.200%	1,300,000	1,297,393
SunTrust Banks, Inc. Senior Unsecured 04/15/16	3.600%	300,000	315,995
Toronto-Dominion Bank (The) Senior Unsecured 07/14/16	2.500%	1,000,000	1,037,274
10/19/16	2.375%	1,800,000	1,868,810
U.S. Bancorp 02/01/16	3.442%	1,190,000	1,241,274
Senior Unsecured 03/15/22	3.000%	960,000	928,292
Subordinated Notes 07/15/22	2.950%	630,000	585,349
UBS AG Senior Unsecured 12/20/17	5.875%	2,406,000	2,760,948
Wachovia Bank NA Subordinated Notes 03/15/16	5.600%	800,000	876,103
Wells Fargo & Co. Senior Unsecured 05/08/17	2.100%	3,460,000	3,524,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/11/17	5.625%	560,000	641,869
04/01/21	4.600%	1,350,000	1,479,906
Wells Fargo & Co.(a) Subordinated Notes 01/15/44	5.606%	1,441,000	1,496,748
Wells Fargo & Co.(b) Senior Unsecured 06/15/16	3.676%	1,430,000	1,522,584
Total			191,073,513
Brokerage —%
Jefferies Group LLC Senior Unsecured 04/13/18	5.125%	1,300,000	1,405,625
Building Materials 0.1%
Mohawk Industries, Inc. Senior Unsecured 02/01/23	3.850%	1,000,000	950,000
Owens Corning 12/15/22	4.200%	1,700,000	1,623,383
Total			2,573,383
Chemicals 0.4%
Ashland, Inc. 08/15/22	4.750%	1,000,000	950,000
Dow Chemical Co. (The) Senior Unsecured 02/15/16	2.500%	1,150,000	1,185,189
11/15/20	4.250%	1,350,000	1,437,940
Eastman Chemical Co. Senior Unsecured 06/01/17	2.400%	1,790,000	1,809,182
08/15/22	3.600%	1,450,000	1,392,086
Ecolab, Inc. Senior Unsecured 12/08/16	3.000%	1,120,000	1,173,430
12/08/21	4.350%	2,290,000	2,374,574
LYB International Finance BV 07/15/23	4.000%	550,000	542,880
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	2,350,000	2,609,959
Total			13,475,240
Construction Machinery 0.2%
Caterpillar Financial Services Corp. Senior Unsecured 06/01/22	2.850%	2,000,000	1,902,330

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deere & Co. Senior Unsecured 10/16/29	5.375%	850,000	954,411
John Deere Capital Corp. Senior Unsecured 10/15/21	3.150%	2,000,000	1,971,952
United Rentals North America, Inc. Secured 07/15/18	5.750%	2,180,000	2,329,875
Total			7,158,568
Consumer Products 0.1%
Procter & Gamble Co. (The) Senior Unsecured 08/15/16	1.450%	2,000,000	2,029,186
Diversified Manufacturing 0.4%
General Electric Co. Senior Unsecured 12/06/17	5.250%	2,300,000	2,603,466
10/09/22	2.700%	2,240,000	2,096,638
10/09/42	4.125%	1,000,000	923,858
United Technologies Corp. Senior Unsecured 02/01/19	6.125%	1,250,000	1,475,505
06/01/22	3.100%	1,000,000	977,782
04/15/40	5.700%	1,420,000	1,613,092
06/01/42	4.500%	1,670,000	1,621,715
Total			11,312,056
Electric 1.2%
AES Corp. (The) Senior Unsecured 10/15/17	8.000%	124,000	145,700
CMS Energy Corp. Senior Unsecured 06/15/19	8.750%	2,300,000	2,905,736
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	760,000	623,851
Consolidated Edison Co. of New York, Inc. Senior Unsecured 03/01/43	3.950%	1,590,000	1,402,840
Constellation Energy Group, Inc. 12/01/20	5.150%	1,400,000	1,489,740
Consumers Energy Co. 1st Mortgage 05/15/22	2.850%	490,000	466,862
08/15/23	3.375%	700,000	681,391
DPL, Inc. Senior Unsecured 10/15/16	6.500%	1,000,000	1,082,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Gas Holdings LLC Senior Unsecured(a) 11/01/23	3.550%	580,000	557,770
Dominion Resources, Inc. Senior Unsecured 06/15/18	6.400%	1,880,000	2,192,445
09/15/22	2.750%	1,240,000	1,147,258
08/01/41	4.900%	1,770,000	1,711,514
Duke Energy Carolinas LLC 11/15/18	7.000%	540,000	657,979
Duke Energy Corp. Senior Unsecured 09/15/14	3.950%	3,000,000	3,071,211
09/15/21	3.550%	1,990,000	1,990,490
Duke Energy Florida, Inc. 11/15/42	3.850%	1,240,000	1,085,908
1st Mortgage 09/15/37	6.350%	1,170,000	1,435,434
Edison International Senior Unsecured 09/15/17	3.750%	1,200,000	1,257,600
Exelon Generation Co. LLC Senior Unsecured 10/01/19	5.200%	1,370,000	1,476,412
06/15/22	4.250%	900,000	862,558
06/15/42	5.600%	760,000	709,445
FirstEnergy Corp. Senior Unsecured 03/15/18	2.750%	930,000	913,790
03/15/23	4.250%	1,680,000	1,566,017
Georgia Power Co. Senior Unsecured 03/15/42	4.300%	700,000	629,727
Ipalco Enterprises, Inc. Senior Secured 05/01/18	5.000%	1,841,000	1,928,447
Northern States Power Co. 1st Mortgage 08/15/42	3.400%	760,000	611,024
PacifiCorp 1st Mortgage 01/15/39	6.000%	1,000,000	1,158,464
Pacific Gas & Electric Co. Senior Unsecured 04/15/42	4.450%	530,000	497,147
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%	900,000	866,575
Public Service Co. of Colorado 1st Mortgage 08/15/41	4.750%	480,000	484,792

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Gas & Electric Co. 1st Mortgage 08/15/21	3.000%	2,050,000	2,020,285
Southern Power Co. Senior Unsecured 09/15/41	5.150%	500,000	489,496
Xcel Energy, Inc. Senior Unsecured 09/15/41	4.800%	820,000	798,506
Total			38,918,914
Entertainment 0.4%
Time Warner, Inc. 07/15/15	3.150%	1,530,000	1,586,360
03/15/20	4.875%	2,000,000	2,192,164
05/01/32	7.700%	1,500,000	1,925,956
10/15/41	5.375%	1,000,000	1,011,503
12/15/43	5.350%	1,000,000	1,012,730
Viacom, Inc. Senior Unsecured 09/15/14	4.375%	1,560,000	1,600,686
03/01/21	4.500%	1,330,000	1,391,587
06/15/22	3.125%	2,020,000	1,866,058
Walt Disney Co. (The) Senior Unsecured 12/01/22	2.350%	1,500,000	1,362,878
Total			13,949,922
Environmental 0.2%
Republic Services, Inc. 06/01/22	3.550%	1,200,000	1,162,105
Waste Management, Inc. 09/01/16	2.600%	2,580,000	2,663,001
06/30/20	4.750%	2,000,000	2,174,820
Total			5,999,926
Food and Beverage 0.9%
Anheuser-Busch InBev Worldwide, Inc. 11/15/14	5.375%	400,000	416,612
01/15/19	7.750%	3,900,000	4,869,770
01/15/20	5.375%	1,900,000	2,180,548
07/15/22	2.500%	3,240,000	2,996,896
Coca-Cola Co. (The) Senior Unsecured 09/01/16	1.800%	1,970,000	2,017,321
Dr. Pepper Snapple Group, Inc. 01/15/16	2.900%	800,000	830,279
Kellogg Co. Senior Unsecured 05/30/16	4.450%	1,000,000	1,078,787
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Foods Group, Inc. Senior Unsecured 08/23/18	6.125%	844,000	983,786
06/04/42	5.000%	1,260,000	1,242,098
Mondelez International, Inc. Senior Unsecured 02/09/40	6.500%	1,500,000	1,792,464
PepsiCo, Inc. Senior Unsecured 08/25/21	3.000%	1,680,000	1,656,687
Pernod Ricard SA Senior Unsecured(a) 01/15/17	2.950%	1,850,000	1,910,521
SABMiller Holdings, Inc.(a) 01/15/17	2.450%	3,300,000	3,379,154
01/15/22	3.750%	1,480,000	1,485,520
Tyson Foods, Inc. 04/01/16	6.600%	1,250,000	1,395,321
06/15/22	4.500%	1,030,000	1,048,711
Total			29,284,475
Gaming 0.1%
GLP Capital LP/Financing II Inc.(a) 11/01/20	4.875%	2,100,000	2,100,000
Gas Distributors 0.1%
Sempra Energy Senior Unsecured 06/01/16	6.500%	1,500,000	1,687,804
02/15/19	9.800%	1,000,000	1,321,037
10/01/22	2.875%	1,830,000	1,684,927
Total			4,693,768
Gas Pipelines 1.3%
El Paso LLC Senior Secured 06/01/18	7.250%	2,200,000	2,473,992
El Paso Pipeline Partners Operating Co. LLC 04/01/20	6.500%	1,870,000	2,147,543
Enbridge Energy Partners LP Senior Unsecured 03/15/20	5.200%	1,620,000	1,738,981
Energy Transfer Partners LP Senior Unsecured 10/01/20	4.150%	2,140,000	2,171,203
02/01/22	5.200%	753,000	792,754
02/01/23	3.600%	1,270,000	1,176,068
02/01/42	6.500%	900,000	967,279
Enterprise Products Operating LLC 06/01/15	3.700%	1,000,000	1,041,127

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/20	5.200%	2,550,000	2,836,559
03/15/44	4.850%	1,000,000	940,401
Enterprise Products Operating LLC(b) 01/15/68	7.034%	2,520,000	2,784,600
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/20	6.850%	1,735,000	2,062,367
09/15/20	5.300%	900,000	992,808
09/01/22	3.950%	2,870,000	2,796,700
09/01/39	6.500%	1,650,000	1,808,943
Magellan Midstream Partners LP Senior Unsecured 07/15/19	6.550%	1,480,000	1,751,351
10/15/43	5.150%	1,000,000	985,688
MarkWest Energy Partners LP/Finance Corp. 07/15/23	4.500%	1,530,000	1,434,375
NiSource Finance Corp. 12/01/21	4.450%	849,000	860,247
02/01/45	5.650%	1,150,000	1,177,996
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 09/15/15	3.950%	880,000	925,418
06/01/22	3.650%	2,330,000	2,289,206
Sunoco Logistics Partners Operations LP 01/15/23	3.450%	2,165,000	1,989,304
TransCanada PipeLines Ltd Senior Unsecured 08/01/22	2.500%	1,800,000	1,641,733
Williams Companies, Inc. (The) Senior Unsecured 01/15/23	3.700%	1,250,000	1,091,010
Williams Partners LP Senior Unsecured 02/15/15	3.800%	250,000	258,280
11/15/20	4.125%	1,920,000	1,968,338
Total			43,104,271
Health Care 0.5%
Baxter International, Inc. Senior Unsecured 06/15/23	3.200%	800,000	764,279
Express Scripts Holding Co. 02/15/17	2.650%	3,320,000	3,421,841
06/15/19	7.250%	2,303,000	2,804,380
HCA, Inc. Senior Secured 02/15/20	7.875%	2,370,000	2,544,788
Medtronic, Inc. Senior Unsecured 04/01/23	2.750%	1,300,000	1,202,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thermo Fisher Scientific, Inc. Senior Unsecured 08/15/21	3.600%	2,490,000	2,467,697
Universal Health Services, Inc. Senior Secured 06/30/16	7.125%	1,860,000	2,094,825
Total			15,300,297
Healthcare Insurance 0.2%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	1,400,000	1,289,611
UnitedHealth Group, Inc. Senior Unsecured 03/15/23	2.875%	1,310,000	1,218,963
03/15/43	4.250%	1,290,000	1,157,685
WellPoint, Inc. Senior Unsecured 05/15/22	3.125%	1,600,000	1,500,606
01/15/23	3.300%	500,000	466,607
Total			5,633,472
Home Construction 0.1%
D.R. Horton, Inc. 02/15/18	3.625%	1,770,000	1,796,550
08/15/23	5.750%	1,100,000	1,119,250
Lennar Corp. 12/15/17	4.750%	1,060,000	1,110,350
Toll Brothers Finance Corp. 11/01/19	6.750%	675,000	771,188
Total			4,797,338
Independent Energy 0.8%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	2,170,000	2,417,521
09/15/36	6.450%	640,000	718,678
Apache Corp. Senior Unsecured 04/15/43	4.750%	700,000	678,962
ConocoPhillips Holding Co. Senior Unsecured 04/15/29	6.950%	1,780,000	2,252,371
ConocoPhillips 02/01/19	5.750%	2,000,000	2,309,548
Continental Resources, Inc. 09/15/22	5.000%	1,890,000	1,963,237
Denbury Resources, Inc. 07/15/23	4.625%	1,300,000	1,173,250

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Devon Energy Corp. Senior Unsecured 05/15/17	1.875%	700,000	705,099
07/15/41	5.600%	1,360,000	1,417,256
EOG Resources, Inc. Senior Unsecured 06/01/19	5.625%	1,740,000	1,996,840
02/01/21	4.100%	1,270,000	1,326,636
Hess Corp. Senior Unsecured 01/15/40	6.000%	510,000	551,383
Newfield Exploration Co. Senior Subordinated Notes 02/01/20	6.875%	1,400,000	1,499,750
Noble Energy, Inc. Senior Unsecured 12/15/21	4.150%	2,640,000	2,714,577
Pioneer Natural Resources Co. Senior Unsecured 07/15/22	3.950%	2,570,000	2,579,846
Talisman Energy, Inc. Senior Unsecured 06/01/19	7.750%	1,085,000	1,299,468
Total			25,604,422
Integrated Energy 0.5%
BP Capital Markets PLC 03/11/16	3.200%	1,230,000	1,291,597
05/05/17	1.846%	900,000	909,036
10/01/20	4.500%	1,000,000	1,080,415
05/10/23	2.750%	1,000,000	913,096
Chevron Corp. Senior Unsecured 06/24/20	2.427%	1,660,000	1,615,279
Petro-Canada Senior Unsecured 05/15/38	6.800%	1,480,000	1,771,356
Shell International Finance BV 09/22/15	3.250%	1,225,000	1,282,084
08/21/22	2.375%	1,440,000	1,318,563
08/21/42	3.625%	1,650,000	1,380,019
08/12/43	4.550%	1,670,000	1,628,823
Total Capital Canada Ltd. 07/15/23	2.750%	1,750,000	1,616,683
Total			14,806,951
Life Insurance 1.0%
American International Group, Inc. Senior Unsecured 01/16/18	5.850%	2,290,000	2,626,744

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/20	6.400%	3,790,000	4,479,253
06/01/22	4.875%	2,420,000	2,601,072
American International Group, Inc.(b) 05/15/68	8.175%	880,000	1,064,800
Hartford Financial Services Group, Inc. Senior Unsecured 10/15/16	5.500%	990,000	1,099,984
04/15/22	5.125%	600,000	653,527
10/15/36	5.950%	550,000	608,965
ING U.S., Inc. Senior Unsecured 07/15/43	5.700%	1,000,000	1,044,796
ING US, Inc. 07/15/22	5.500%	2,710,000	2,947,103
Lincoln National Corp. Senior Unsecured 02/15/20	6.250%	2,040,000	2,351,769
MetLife, Inc. Senior Unsecured 06/01/16	6.750%	1,750,000	1,989,804
12/15/17	1.756%	1,040,000	1,028,969
08/13/42	4.125%	1,020,000	887,017
11/13/43	4.875%	540,000	529,978
Metropolitan Life Global Funding I Secured(a) 01/10/23	3.000%	2,420,000	2,254,697
Principal Financial Group, Inc. 09/15/22	3.300%	750,000	714,065
Prudential Financial, Inc. Senior Unsecured 06/15/19	7.375%	1,460,000	1,792,423
06/21/20	5.375%	1,270,000	1,435,244
12/14/36	5.700%	510,000	547,858
05/12/41	5.625%	730,000	786,726
Total			31,444,794
Lodging 0.1%
Host Hotels & Resorts LP Senior Unsecured 10/01/21	6.000%	660,000	718,621
10/15/23	3.750%	1,130,000	1,047,715
Royal Caribbean Cruises Ltd. Senior Unsecured 11/15/22	5.250%	1,820,000	1,820,000
Wyndham Worldwide Corp. Senior Unsecured 03/01/17	2.950%	1,150,000	1,166,386
Total			4,752,722

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Cable 0.7%
Comcast Corp. 03/15/16	5.900%	2,400,000	2,650,534
11/15/35	6.500%	178,000	207,620
05/15/38	6.400%	2,710,000	3,108,874
DIRECTV Holdings LLC/Financing Co., Inc. 10/01/14	4.750%	1,500,000	1,544,627
03/01/21	5.000%	2,600,000	2,731,323
DISH DBS Corp. 02/01/16	7.125%	2,510,000	2,779,825
07/15/17	4.625%	1,090,000	1,141,775
Time Warner Cable, Inc. 07/01/18	6.750%	3,270,000	3,667,102
09/15/42	4.500%	910,000	689,384
Virgin Media Secured Finance PLC Senior Secured 01/15/18	6.500%	2,240,000	2,321,200
Total			20,842,264
Media Non-Cable 0.5%
21st Century Fox America, Inc. 09/15/22	3.000%	2,300,000	2,162,122
08/15/39	6.900%	1,590,000	1,895,041
CBS Corp. 03/01/22	3.375%	1,220,000	1,164,374
07/01/42	4.850%	700,000	630,736
Discovery Communications LLC 08/15/19	5.625%	1,350,000	1,515,838
04/01/23	3.250%	1,330,000	1,235,345
NBCUniversal Media LLC 04/30/20	5.150%	4,020,000	4,493,339
04/01/21	4.375%	2,080,000	2,201,518
01/15/23	2.875%	1,510,000	1,397,922
Omnicom Group, Inc. 05/01/22	3.625%	480,000	464,831
Total			17,161,066
Metals 0.5%
AngloGold Ashanti Holdings PLC 04/15/20	5.375%	550,000	514,250
ArcelorMittal Senior Unsecured 08/05/20	5.750%	1,345,000	1,429,062
Barrick Gold Corp. Senior Unsecured 05/01/23	4.100%	1,000,000	903,891
Barrick North America Finance LLC 05/30/21	4.400%	1,450,000	1,396,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan Copper & Gold, Inc. 03/15/23	3.875%	590,000	557,931
Newmont Mining Corp. 03/15/22	3.500%	1,200,000	1,021,422
10/01/39	6.250%	1,060,000	937,591
Peabody Energy Corp. 11/01/16	7.375%	630,000	708,750
Southern Copper Corp. Senior Unsecured 11/08/42	5.250%	650,000	527,135
Teck Resources Ltd. 01/15/17	3.150%	1,000,000	1,035,364
Vale Overseas Ltd. 09/15/19	5.625%	3,240,000	3,515,031
09/15/20	4.625%	1,650,000	1,690,857
Xstrata Finance Canada Ltd.(a) 11/15/21	4.950%	1,270,000	1,286,425
Total			15,523,836
Non-Captive Consumer —%
SLM Corp. Senior Unsecured 01/25/16	6.250%	610,000	658,800
Non-Captive Diversified 0.7%
General Electric Capital Corp. Senior Unsecured 11/09/15	2.250%	2,000,000	2,061,222
01/08/16	5.000%	2,000,000	2,161,422
04/27/17	2.300%	620,000	637,281
09/15/17	5.625%	2,565,000	2,917,936
08/07/19	6.000%	6,300,000	7,391,866
10/17/21	4.650%	4,930,000	5,370,979
Subordinated Notes 02/11/21	5.300%	1,310,000	1,465,392
Total			22,006,098
Oil Field Services 0.4%
Ensco PLC Senior Unsecured 03/15/16	3.250%	1,630,000	1,701,793
03/15/21	4.700%	3,060,000	3,236,687
Schlumberger Investment SA 12/01/23	3.650%	1,000,000	991,293
Transocean, Inc. 12/15/16	5.050%	560,000	618,616
10/15/17	2.500%	2,030,000	2,051,506
11/15/20	6.500%	900,000	1,027,746
12/15/21	6.375%	530,000	595,569

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd. 03/01/19	9.625%	1,110,000	1,426,199
Total			11,649,409
Other Industry 0.1%
Catholic Health Initiatives Secured 11/01/17	1.600%	495,000	480,336
11/01/22	2.950%	1,425,000	1,292,256
Johns Hopkins University Senior Unsecured 07/01/53	4.083%	500,000	429,348
NYU Hospitals Center Secured 07/01/42	4.428%	1,000,000	834,724
Total			3,036,664
Packaging 0.1%
Ball Corp. 09/15/20	6.750%	1,760,000	1,914,000
11/15/23	4.000%	1,360,000	1,217,200
Total			3,131,200
Paper 0.2%
Domtar Corp. 04/01/22	4.400%	1,430,000	1,369,175
Georgia-Pacific LLC(a) 11/01/20	5.400%	3,000,000	3,351,903
International Paper Co. Senior Unsecured 11/15/41	6.000%	1,470,000	1,596,355
Total			6,317,433
Pharmaceuticals 1.0%
AbbVie, Inc. Senior Unsecured 11/06/17	1.750%	3,000,000	2,994,861
11/06/22	2.900%	1,050,000	981,389
Actavis, Inc. Senior Unsecured 10/01/17	1.875%	2,258,000	2,234,451
10/01/22	3.250%	1,590,000	1,483,023
10/01/42	4.625%	850,000	773,330
Amgen, Inc. Senior Unsecured 05/15/17	2.125%	1,640,000	1,660,754
06/01/17	5.850%	950,000	1,077,868
06/15/21	4.100%	2,040,000	2,125,823
05/15/43	5.375%	2,100,000	2,156,104

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol-Myers Squibb Co. Senior Unsecured 08/01/42	3.250%	1,000,000	776,553
Celgene Corp. Senior Unsecured 08/15/22	3.250%	1,250,000	1,183,446
Gilead Sciences, Inc. Senior Unsecured 12/01/21	4.400%	2,920,000	3,118,411
GlaxoSmithKline Capital PLC 05/08/22	2.850%	1,240,000	1,169,501
Merck & Co., Inc. Senior Unsecured 09/15/22	2.400%	2,020,000	1,845,135
09/15/42	3.600%	300,000	248,492
Mylan, Inc.(a) 01/15/23	3.125%	1,000,000	907,484
Perrigo Co. PLC(a) 11/15/23	4.000%	1,350,000	1,324,478
Roche Holdings, Inc.(a) 03/01/19	6.000%	3,622,000	4,238,591
03/01/39	7.000%	850,000	1,114,652
Sanofi Senior Unsecured 03/29/21	4.000%	872,000	913,519
Total			32,327,865
Property & Casualty 0.4%
Allstate Corp. (The) Senior Unsecured 06/15/43	4.500%	500,000	473,087
Allstate Corp. (The)(b) Subordinated Notes 08/15/53	5.750%	1,010,000	1,017,575
Berkshire Hathaway Finance Corp. 01/15/21	4.250%	1,195,000	1,269,911
05/15/22	3.000%	1,000,000	958,656
Berkshire Hathaway, Inc. Senior Unsecured 02/11/43	4.500%	1,740,000	1,608,536
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	1,430,000	1,478,637
05/01/42	6.500%	740,000	812,114
Markel Corp. Senior Unsecured 07/01/22	4.900%	2,110,000	2,198,411
03/30/23	3.625%	860,000	809,433
Travelers Companies, Inc. (The) Senior Unsecured 08/01/43	4.600%	1,000,000	977,058

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Berkley Corp. Senior Unsecured 03/15/22	4.625%	1,290,000	1,304,781
Total			12,908,199
Railroads 0.4%
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/20	3.600%	1,881,000	1,908,158
03/01/41	5.050%	700,000	694,340
09/15/41	4.950%	1,650,000	1,626,652
03/15/43	4.450%	1,180,000	1,069,919
CSX Corp. Senior Unsecured 06/01/21	4.250%	1,110,000	1,160,473
11/01/23	3.700%	2,020,000	1,954,154
Norfolk Southern Corp. Senior Unsecured 04/01/18	5.750%	1,280,000	1,458,326
12/01/21	3.250%	1,200,000	1,162,768
Union Pacific Corp. Senior Unsecured 02/01/21	4.000%	1,040,000	1,085,211
09/15/41	4.750%	1,500,000	1,453,858
Total			13,573,859
Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%	1,500,000	1,566,331
Phillips 66
04/01/22	4.300%	3,100,000	3,150,270
Tesoro Corp. 10/01/22	5.375%	800,000	810,000
Total			5,526,601
REITs 0.8%
BRE Properties, Inc. Senior Unsecured 01/15/23	3.375%	637,000	584,913
Boston Properties LP Senior Unsecured 06/01/15	5.000%	755,000	798,809
DDR Corp. Senior Unsecured 04/15/18	4.750%	2,860,000	3,085,191
Digital Realty Trust LP 07/15/15	4.500%	1,000,000	1,040,168
Essex Portfolio LP 08/15/22	3.625%	1,590,000	1,495,270
05/01/23	3.250%	510,000	461,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCP, Inc. Senior Unsecured 02/01/16	3.750%	2,150,000	2,259,231
Health Care REIT, Inc. Senior Unsecured 03/15/18	2.250%	730,000	721,716
03/15/23	3.750%	1,440,000	1,353,516
01/15/24	4.500%	1,000,000	987,348
Kilroy Realty LP 01/15/23	3.800%	2,510,000	2,340,713
ProLogis LP 08/15/23	4.250%	1,500,000	1,481,783
Reckson Operating Partnership LP Senior Unsecured 03/31/16	6.000%	1,020,000	1,105,257
SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured 03/15/20	7.750%	1,615,000	1,897,428
Simon Property Group LP Senior Unsecured 12/01/15	5.750%	750,000	812,369
Ventas Realty LP/Capital Corp. 11/30/15	3.125%	1,995,000	2,074,778
04/30/19	4.000%	1,000,000	1,050,786
06/01/21	4.750%	700,000	734,385
WEA Finance LLC(a) 05/10/21	4.625%	1,040,000	1,097,567
Total			25,382,870
Retailers 0.6%
CVS Caremark Corp. Senior Unsecured 12/01/22	2.750%	1,730,000	1,596,743
Home Depot, Inc. (The) Senior Unsecured 04/01/41	5.950%	2,590,000	3,007,192
L Brands, Inc. Senior Unsecured 07/15/17	6.900%	920,000	1,058,000
Macy's Retail Holdings, Inc. 12/01/16	5.900%	438,000	491,295
01/15/22	3.875%	1,800,000	1,774,220
09/01/23	4.375%	1,000,000	1,003,766
Staples, Inc. Senior Unsecured 01/12/23	4.375%	1,400,000	1,356,242
Target Corp. Senior Unsecured 07/01/42	4.000%	1,920,000	1,665,425

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wal-Mart Stores, Inc. Senior Unsecured 04/01/40	5.625%	3,500,000	3,953,600
07/08/40	4.875%	600,000	611,704
04/15/41	5.625%	990,000	1,124,119
Walgreen Co. Senior Unsecured 09/15/22	3.100%	2,300,000	2,156,223
Total			19,798,529
Supermarkets 0.2%
Delhaize Group SA 04/10/19	4.125%	1,430,000	1,470,099
Kroger Co. (The) 08/15/17	6.400%	1,600,000	1,833,181
Senior Unsecured 08/01/43	5.150%	600,000	585,302
Safeway, Inc. Senior Unsecured 12/01/21	4.750%	1,060,000	1,064,416
Total			4,952,998
Technology 1.0%
Apple, Inc. Senior Unsecured 05/03/23	2.400%	1,900,000	1,708,501
Cisco Systems, Inc. Senior Unsecured 02/15/39	5.900%	830,000	922,775
Dell, Inc. Senior Unsecured 09/10/15	2.300%	940,000	943,525
04/01/16	3.100%	390,000	393,412
Equifax, Inc. Senior Unsecured 12/15/22	3.300%	1,600,000	1,476,998
Fidelity National Information Services, Inc. 03/15/22	5.000%	1,160,000	1,184,650
04/15/23	3.500%	1,000,000	911,513
Hewlett-Packard Co. Senior Unsecured 06/01/21	4.300%	2,650,000	2,685,905
Intel Corp. Senior Unsecured 12/15/17	1.350%	2,000,000	1,976,678
International Business Machines Corp. Senior Unsecured 07/22/16	1.950%	4,350,000	4,468,959
08/01/23	3.375%	1,700,000	1,656,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intuit, Inc. Senior Unsecured 03/15/17	5.750%	2,170,000	2,426,247
Jabil Circuit, Inc. Senior Unsecured 07/15/16	7.750%	1,910,000	2,172,625
12/15/20	5.625%	440,000	456,500
Oracle Corp. Senior Unsecured 10/15/22	2.500%	2,630,000	2,408,912
07/15/23	3.625%	2,690,000	2,668,391
Seagate Technology HDD Holdings(a) 06/01/23	4.750%	2,570,000	2,402,950
Xerox Corp. Senior Unsecured 03/15/17	2.950%	840,000	862,335
Total			31,727,193
Textile 0.1%
Hanesbrands, Inc. 12/15/20	6.375%	590,000	644,575
PVH Corp. Senior Unsecured 12/15/22	4.500%	1,350,000	1,279,125
Total			1,923,700
Tobacco 0.2%
Altria Group, Inc. 08/06/19	9.250%	692,000	911,578
08/09/22	2.850%	3,230,000	2,973,929
Philip Morris International, Inc. Senior Unsecured 05/17/21	4.125%	1,870,000	1,944,594
Total			5,830,101
Transportation Services 0.1%
Penske Truck Leasing Co. LP/Finance Corp. Senior Unsecured(a) 07/17/18	2.875%	1,830,000	1,840,766
Wireless 0.5%
America Movil SAB de CV 03/30/20	5.000%	1,030,000	1,115,555
Senior Unsecured 07/16/22	3.125%	2,420,000	2,234,018
American Tower Corp. Senior Unsecured 09/01/20	5.050%	1,350,000	1,427,590
03/15/22	4.700%	1,060,000	1,059,519

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CC Holdings GS V LLC /Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%	1,810,000	1,792,773
04/15/23	3.849%	1,100,000	1,029,713
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured 11/15/18	8.500%	1,235,000	1,563,674
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	810,000	793,800
SBA Telecommunications, Inc. 08/15/19	8.250%	1,298,000	1,392,105
Vodafone Group PLC Senior Unsecured 02/27/17	5.625%	2,170,000	2,427,544
Total			14,836,291
Wirelines 1.4%
AT&T, Inc. Senior Unsecured 08/15/21	3.875%	3,080,000	3,120,348
12/01/22	2.625%	1,500,000	1,353,393
02/15/39	6.550%	2,450,000	2,781,483
12/15/42	4.300%	2,020,000	1,713,443
British Telecommunications PLC Senior Unsecured 01/15/18	5.950%	3,115,000	3,561,903
CenturyLink, Inc. Senior Unsecured 09/15/19	6.150%	1,505,000	1,587,775
Deutsche Telekom International Finance BV 08/20/18	6.750%	2,370,000	2,809,339
Deutsche Telekom International Finance BV(a) 03/06/17	2.250%	940,000	953,390
Orange SA Senior Unsecured 07/08/14	4.375%	1,300,000	1,324,565
09/14/21	4.125%	1,940,000	1,964,083
Telecom Italia Capital SA 06/04/18	6.999%	1,120,000	1,240,400
Telefonica Emisiones SAU 07/15/19	5.877%	1,200,000	1,338,121
02/16/21	5.462%	1,790,000	1,893,068
Verizon Communications, Inc. Senior Unsecured 09/14/18	3.650%	4,860,000	5,144,621
09/15/20	4.500%	1,430,000	1,530,909
09/15/23	5.150%	3,870,000	4,155,188
09/15/33	6.400%	2,850,000	3,277,845
04/01/39	7.350%	1,570,000	1,949,929
11/01/41	4.750%	2,090,000	1,953,826
09/15/43	6.550%	1,500,000	1,754,938

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Windstream Corp. 11/01/17	7.875%	490,000	559,825
Total			45,968,392
Total Corporate Bonds & Notes (Cost: $806,013,462)			812,342,282

Residential Mortgage-Backed Securities — Agency 28.7%

Federal Home Loan Mortgage Corp.(b)(c) 06/01/43	1.761%	2,868,157	2,887,983
05/01/43	1.844%	5,173,633	5,230,814
02/01/43	1.974%	3,400,670	3,465,146
12/01/42	2.068%	8,053,543	8,068,971
10/01/36	2.260%	3,988,031	4,230,196
02/01/43	2.360%	6,958,908	6,835,330
03/01/43	2.366%	8,712,988	8,536,943
12/01/35	2.407%	5,406,698	5,751,335
05/01/41	2.567%	1,161,740	1,218,269
07/01/36	2.609%	5,632,733	6,001,446
04/01/42	2.891%	870,017	878,259
07/01/40	3.232%	1,364,168	1,447,080
07/01/41	3.288%	4,808,380	4,988,344
07/01/40	3.589%	1,431,359	1,521,907
02/01/41	3.760%	1,714,076	1,787,550
07/01/41	3.811%	2,849,708	2,981,887
09/01/40	4.046%	1,916,355	2,024,555
07/01/41	4.387%	3,848,320	3,984,505
04/01/37	4.680%	5,410,376	5,798,051
07/01/38	5.116%	1,663,941	1,725,965
05/01/35	5.231%	701,097	743,901
04/01/38	5.364%	2,491,426	2,603,075
02/01/38	5.760%	4,903,893	5,060,935
06/01/38	5.964%	5,130,973	5,398,153
08/01/36	6.123%	1,832,547	1,932,226
CMO Series 2684 Class FP 01/15/33	0.667%	2,784,546	2,786,067
Federal Home Loan Mortgage Corp.(c) 04/01/41	4.000%	17,326,511	17,888,187
11/01/22 - 06/01/33	5.000%	3,601,142	3,891,502
03/01/34 - 08/01/38	5.500%	7,834,979	8,590,793
02/01/38	6.000%	2,893,116	3,192,140
Federal National Mortgage Association(b)(c) 06/01/37	1.895%	3,703,424	3,910,773
06/01/35	1.940%	6,809,965	7,225,791
03/01/38	2.327%	5,652,298	6,004,420
03/01/39	2.382%	4,829,218	5,118,092
04/01/42	2.702%	4,911,578	4,952,631
08/01/41	3.083%	3,360,198	3,478,593
09/01/41	3.321%	1,532,637	1,577,199

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/40	3.785%	1,691,058	1,775,498
10/01/40	3.920%	3,081,978	3,236,360
03/01/40	3.938%	1,830,825	1,944,371
06/01/38	5.376%	2,741,757	2,945,010
11/01/37	6.047%	469,986	512,169
CMO Series 2005-106 Class UF 11/25/35	0.465%	3,849,593	3,851,226
CMO Series 2006-43 Class FM 06/25/36	0.465%	1,421,356	1,419,366
CMO Series 2007-36 Class FB 04/25/37	0.565%	5,422,490	5,433,150
Federal National Mortgage Association(c) 10/01/41 - 05/01/42	3.500%	14,374,651	14,295,376
10/01/40 - 08/01/41	4.000%	17,647,452	18,170,499
07/01/33 - 11/01/40	4.500%	39,117,714	41,660,682
07/01/31 - 08/01/39	5.000%	46,191,852	50,607,810
04/01/33 - 01/01/39	5.500%	31,631,370	34,827,987
12/01/33 - 09/01/37	6.000%	15,509,071	17,293,438
08/01/18 - 05/01/39	6.500%	2,738,970	3,025,780
Federal National Mortgage Association(c)(d) 01/13/44	3.000%	32,000,000	30,377,501
01/13/44	3.500%	87,500,000	86,918,947
01/13/44	4.000%	61,750,000	63,563,906
01/13/44	4.500%	59,000,000	62,514,648
01/13/44	5.000%	70,000,000	76,021,092
01/13/44	5.500%	45,000,000	49,498,240
Government National Mortgage Association(c) 06/20/42 - 07/20/42	3.500%	17,010,466	17,187,115
07/15/40 - 11/20/40	4.000%	28,438,158	29,612,240
02/15/40 - 06/15/41	4.500%	49,882,983	53,886,108
07/20/39 - 10/20/40	5.000%	27,290,049	29,774,018
Government National Mortgage Association(c)(d) 01/21/44	4.000%	48,000,000	49,876,877
Total Residential Mortgage-Backed Securities — Agency (Cost: $913,794,999)			913,948,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency 3.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Mortgage Securities, Inc. CMO Series 2004-7 Class 7A1(c) 08/25/19	5.000%	376,597	384,797
Banc of America Mortgage Trust CMO Series 2005-1 Class 1A15(c) 02/25/35	5.500%	2,907,194	2,970,908
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(b)(c) 02/25/36	2.380%	1,621,554	1,603,835
Chase Mortgage Financial Corp. CMO Series 2006-S4 Class A3(c) 12/25/36	6.000%	800,158	738,868
Citicorp Mortgage Securities, Inc. CMO Series 2007-8 Class 1A3(c) 09/25/37	6.000%	1,029,107	1,053,301
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2004-UST1 Class A4 08/25/34	2.298%	1,497,192	1,506,545
CMO Series 2005-4 Class A 08/25/35	5.255%	2,406,713	2,394,174
Countrywide Home Loan Mortgage Pass-Through Trust(c) CMO Series 2003-35 Class 1A3 09/25/18	5.000%	782,779	804,545
CMO Series 2004-4 Class A19 05/25/34	5.250%	1,764,291	1,814,035
CMO Series 2004-5 Class 2A4 05/25/34	5.500%	474,480	490,993
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-AR28 Class 2A1(b)(c) 12/25/33	2.510%	857,646	846,153
First Horizon Asset Securities, Inc. CMO Series 2005-AR3 Class 4A1(b)(c) 08/25/35	5.223%	2,073,171	2,031,867
GSR Mortgage Loan Trust CMO Series 2005-AR6 Class 2A1(b)(c) 09/25/35	2.648%	5,130,865	5,096,206
JP Morgan Mortgage Trust CMO Series 2005-A4 Class 1A1(b)(c) 07/25/35	5.243%	3,974,188	4,054,605
JPMorgan Mortgage Trust(a)(b)(c) CMO Series 2013-1 Class 2A2 03/25/43	2.500%	3,343,133	3,171,631
JPMorgan Mortgage Trust(b)(c) CMO Series 2005-A4 Class 2A1 07/25/35	2.762%	2,439,589	2,435,215
CMO Series 2005-S2 Class 3A1 02/25/32	6.890%	1,595,416	1,617,505
CMO Series 2006-A3 Class 7A1 04/25/35	2.789%	3,968,377	3,937,126

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(c) CMO Series 2004-S2 Class 1A3 11/25/19	4.750%	771,720	777,628
MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(b)(c) 11/21/34	2.623%	1,439,927	1,472,323
PHH Mortgage Capital LLC CMO Series 2007-6 Class A1(b)(c) 12/18/37	5.650%	1,029,465	1,063,497
Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(b)(c) 05/25/35	2.661%	2,212,788	2,217,353
Sequoia Mortgage Trust(a)(b)(c) CMO Series 2013-12 Class A1 12/25/43	4.000%	5,940,346	5,975,453
Sequoia Mortgage Trust(b)(c) CMO Series 2012-1 Class 1A1 01/25/42	2.865%	1,278,705	1,263,744
WaMu Mortgage Pass-Through Certificates CMO Series 2003-S11 Class 3A5(c) 11/25/33	5.950%	865,791	915,076
Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-AR16 Class 3A2(b)(c) 03/25/35	2.654%	6,653,368	6,754,739
Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2004-A Class A1 02/25/34	3.305%	955,720	960,720
CMO Series 2004-K Class 2A6 07/25/34	4.735%	1,814,405	1,818,555
CMO Series 2004-Z Class 2A2 12/25/34	2.615%	7,287,218	7,351,105
CMO Series 2005-AR10 Class 2A17 06/25/35	2.627%	12,228,312	12,347,110
CMO Series 2005-AR14 Class A1 08/25/35	5.330%	1,377,442	1,402,096
CMO Series 2005-AR2 Class 3A1 03/25/35	2.658%	2,565,185	2,592,048
CMO Series 2005-AR8 Class 2A1 06/25/35	2.659%	730,027	739,892
CMO Series 2007-AR10 Class 1A1 01/25/38	6.047%	1,189,190	1,172,098
Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2004-4 Class A9 05/25/34	5.500%	1,788,296	1,860,834
CMO Series 2005-14 Class 2A1 12/25/35	5.500%	1,874,547	1,909,397
CMO Series 2005-17 Class 1A1 01/25/36	5.500%	412,851	413,997
CMO Series 2005-5 Class 1A1 05/25/20	5.000%	286,154	292,536
CMO Series 2005-9 Class 1A11 10/25/35	5.500%	2,318,632	2,372,716

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-9 Class 2A9 10/25/35	5.250%	2,995,273	3,064,329
CMO Series 2006-10 Class A4 08/25/36	6.000%	1,920,578	1,977,515
CMO Series 2006-13 Class A5 10/25/36	6.000%	5,589,445	5,668,480
CMO Series 2006-3 Class A9 03/25/36	5.500%	82,997	82,819
CMO Series 2007-13 Class A1 09/25/37	6.000%	1,422,780	1,418,006
CMO Series 2007-14 Class 2A2 10/25/22	5.500%	3,564,331	3,692,961
CMO Series 2007-16 Class 1A1 12/28/37	6.000%	1,739,502	1,809,907
CMO Series 2007-3 Class 3A1 04/25/22	5.500%	547,812	563,701
CMO Series 2007-9 Class 1A8 07/25/37	5.500%	957,633	975,312
CMO Series 2008-1 Class 4A1 02/25/38	5.750%	4,886,680	5,015,762
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $116,766,113)			116,894,018

Commercial Mortgage-Backed Securities — Non-Agency 4.8%

BAMLL Commercial Mortgage Securities Trust Series 2012-PARK Class A(a)(c) 12/10/30	2.959%	13,200,000	12,363,001
BB-UBS Trust Series 2012-SHOW Class A(a)(c) 11/05/36	3.430%	4,000,000	3,731,406
Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(c) Series 2005-5 Class A4 10/10/45	5.115%	5,650,000	5,978,711
Series 2005-5 Class AM 10/10/45	5.176%	2,850,000	3,040,907
Banc of America Merrill Lynch Commercial Mortgage, Inc.(c) Series 2004-6 Class A3 12/10/42	4.512%	286,150	286,621
Bear Stearns Commercial Mortgage Securities Series 2004-PWR3 Class A4(c) 02/11/41	4.715%	155,921	155,846
Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c) Series 2005-CD1 Class A3 07/15/44	5.218%	1,329,324	1,340,148
Series 2005-CD1 Class AM 07/15/44	5.218%	2,450,000	2,621,943

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Pass-Through Certificates Series 2004-LB2A Class A4(c) 03/10/39	4.715%	743,997	744,003
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A2(b)(c) 05/15/36	5.416%	1,275,419	1,277,474
GS Mortgage Securities Corp. II(b)(c) Series 2004-GG2 Class A6 08/10/38	5.396%	5,469,965	5,522,259
GS Mortgage Securities Corp. II(c) Series 2005-GG4 Class A4 07/10/39	4.761%	7,514,043	7,786,284
Series 2005-GG4 Class A4A 07/10/39	4.751%	10,857,815	11,248,077
GS Mortgage Securities Trust Series 2012-ALOH Class C(a)(b)(c) 04/10/34	4.129%	4,600,000	4,489,591
Greenwich Capital Commercial Funding Corp.(b)(c) Series 2004-GG1 Class A7 06/10/36	5.317%	1,253,452	1,260,026
Series 2005-GG3 Class A4 08/10/42	4.799%	3,500,000	3,590,927
Series 2005-GG3 Class AJ 08/10/42	4.859%	1,900,000	1,964,049
Irvine Core Office Trust Series 2013-IRV Class A2(a)(b)(c) 05/15/48	3.173%	10,450,000	9,795,778
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16 Class AS(c) 12/15/46	4.517%	4,800,000	4,939,128
LB-UBS Commercial Mortgage Trust(b)(c) Series 2004-C4 Class A4 06/15/29	5.494%	1,429,781	1,439,304
Series 2004-C8 Class AJ 12/15/39	4.858%	1,250,000	1,288,674
Series 2005-C5 Class AM 09/15/40	5.017%	7,000,000	7,416,822
Series 2005-C7 Class AM 11/15/40	5.263%	5,130,000	5,498,514
LB-UBS Commercial Mortgage Trust(c) Series 2004-C1 Class A4 01/15/31	4.568%	1,361,605	1,382,933
Series 2004-C2 Class A4 03/15/36	4.367%	1,021,807	1,023,524
Series 2005-C2 Class A4 04/15/30	4.998%	1,900,716	1,919,438
Series 2005-C3 Class A5 07/15/30	4.739%	4,746,596	4,932,658
Morgan Stanley Capital I Trust Series 2005-T19 Class A4A(c) 06/12/47	4.890%	14,250,000	14,946,797

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I, Inc.(c) Series 2005-T17 Class A5 12/13/41	4.780%	8,491,739	8,697,399
Series 2005-HQ6 Class A2A 08/13/42	4.882%	410,864	410,809
VNO Mortgage Trust Series 2013-PENN Class D(a)(b)(c) 12/13/29	3.947%	4,500,000	4,259,370
Wachovia Bank Commercial Mortgage Trust(b)(c) Series 2004-C12 Class A4 07/15/41	5.288%	5,026,785	5,071,363
Wachovia Bank Commercial Mortgage Trust(c) Series 2004-C15 Class A3 10/15/41	4.502%	207,977	209,620
Series 2004-C15 Class A4 10/15/41	4.803%	13,475,500	13,780,612
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $158,079,742)			154,414,016

Asset-Backed Securities — Non-Agency 0.3%

Hertz Fleet Lease Funding LP Series 2013-3 Class A(a)(b) 12/10/27	0.716%	7,200,000	7,200,173
US Airways Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A 05/15/27	3.950%	1,690,000	1,643,525
Total Asset-Backed Securities — Non-Agency (Cost: $8,905,591)			8,843,698

U.S. Treasury Obligations 35.4%

U.S. Treasury 01/31/14	0.250%	30,000,000	30,004,162
02/15/14	1.250%	40,600,000	40,657,406
03/15/14	1.250%	42,000,000	42,098,438
04/15/14	1.250%	20,000,000	20,065,625
10/15/14	0.500%	34,000,000	34,095,608
01/31/15	2.250%	20,000,000	20,445,320
03/15/15	0.375%	20,000,000	20,041,400
05/31/15	0.250%	60,000,000	60,028,125
06/30/15	1.875%	45,000,000	46,089,855
07/31/15	0.250%	30,400,000	30,400,000
07/31/15	1.750%	25,000,000	25,583,000
06/15/16	0.500%	25,000,000	24,973,308
06/30/16	1.500%	2,000,000	2,046,094
07/31/16	1.500%	33,200,000	33,957,358
11/30/16	0.875%	16,800,000	16,853,810

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/31/17	0.875%	43,100,000	43,140,428
02/28/17	0.875%	38,000,000	37,997,036
06/30/17	0.750%	6,000,000	5,936,718
07/31/17	0.500%	22,000,000	21,537,648
07/31/17	2.375%	14,100,000	14,733,400
10/31/17	0.750%	50,800,000	49,879,250
10/31/17	1.875%	3,500,000	3,587,500
01/31/18	0.875%	61,000,000	59,837,218
05/31/18	1.000%	50,210,000	49,111,656
06/30/18	1.375%	11,040,000	10,956,339
07/31/18	1.375%	52,000,000	51,532,832
09/30/18	1.375%	27,400,000	27,066,049
10/31/18	1.250%	56,500,000	55,392,091
11/30/18	1.250%	34,000,000	33,272,196
11/30/18	1.375%	11,800,000	11,623,000
08/15/26	6.750%	2,900,000	3,944,905
02/15/31	5.375%	56,950,000	69,790,460
02/15/40	4.625%	800,000	903,500
05/15/41	4.375%	1,200,000	1,302,000
11/15/42	2.750%	42,800,000	33,838,750
02/15/43	3.125%	36,800,000	31,510,000
05/15/43	2.875%	3,150,000	2,552,977
U.S. Treasury(e) 11/15/15	0.375%	60,000,000	60,035,160
Total U.S. Treasury Obligations (Cost: $1,150,034,571)			1,126,820,622

U.S. Government & Agency Obligations 1.5%

Federal Home Loan Mortgage Corp. 01/13/22	2.375%	13,400,000	12,809,931
Federal National Mortgage Association 11/15/30	6.625%	27,260,000	35,459,208
Total U.S. Government & Agency Obligations (Cost: $49,779,009)			48,269,139

Foreign Government Obligations(f)(g) 7.2%

Belgium 1.2%
Belgium Government Bond Senior Unsecured 09/28/22	4.250%	EUR	25,050,000	39,508,811
Brazil 0.3%
Brazilian Government International Bond Senior Unsecured 01/15/19	5.875%		2,670,000	2,990,400
01/22/21	4.875%		1,870,000	1,960,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petrobras International Finance Co. 01/20/20	5.750%	2,140,000	2,201,929
01/27/21	5.375%	3,470,000	3,445,032
Total			10,598,022
Canada 0.1%
Province of Ontario Senior Unsecured 04/27/16	5.450%	1,550,000	1,715,075
09/21/16	1.600%	1,700,000	1,732,591
Total			3,447,666
Chile 0.1%
Chile Government International Bond Senior Unsecured 09/14/21	3.250%	1,600,000	1,564,000
10/30/42	3.625%	800,000	628,400
Total			2,192,400
Colombia 0.1%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%	3,450,000	3,553,500
01/18/41	6.125%	680,000	725,242
Total			4,278,742
Germany 0.2%
KFW Government Guaranteed 06/01/16	2.000%	3,110,000	3,207,965
10/04/22	2.000%	2,000,000	1,831,664
Total			5,039,629
Italy 0.1%
Republic of Italy Senior Unsecured 09/27/23	6.875%	1,900,000	2,252,230
Mexico 0.6%
Mexico Government International Bond Senior Unsecured 01/15/17	5.625%	925,000	1,033,687
03/19/19	5.950%	4,720,000	5,451,600
01/15/20	5.125%	2,900,000	3,213,200
01/11/40	6.050%	1,210,000	1,315,875
03/08/44	4.750%	1,720,000	1,550,150
Pemex Project Funding Master Trust 03/05/20	6.000%	1,635,000	1,816,485
06/15/35	6.625%	470,000	494,675
Petroleos Mexicanos 01/24/22	4.875%	960,000	986,400
Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
01/30/23	3.500%		670,000	613,888
06/02/41	6.500%		850,000	888,250
06/27/44	5.500%		700,000	638,750
Total				18,002,960
Norway 1.3%
Norway Government Bond 05/25/21	3.750%	NOK	219,000,000	38,453,992
Statoil ASA 01/17/23	2.450%		2,750,000	2,506,661
05/15/43	3.950%		540,000	472,336
11/08/43	4.800%		590,000	596,072
Total				42,029,061
Peru 0.1%
Peruvian Government International Bond Senior Unsecured 03/14/37	6.550%		780,000	897,000
11/18/50	5.625%		1,200,000	1,200,000
Total				2,097,000
Philippines 0.1%
Philippine Government International Bond Senior Unsecured 01/15/21	4.000%		2,640,000	2,739,000
10/23/34	6.375%		800,000	952,000
Total				3,691,000
Poland 0.1%
Poland Government International Bond Senior Unsecured 07/16/15	3.875%		530,000	553,373
04/21/21	5.125%		1,095,000	1,189,444
03/17/23	3.000%		1,600,000	1,456,671
Total				3,199,488
Portugal 1.0%
Republic of Portugal Senior Unsecured(a) 10/25/23	4.950%	EUR	26,176,000	33,184,074
South Korea 0.1%
Korea Development Bank (The) Senior Unsecured 03/09/16	3.250%		1,450,000	1,507,703
09/09/16	4.000%		1,550,000	1,647,980
Total				3,155,683
Sweden 1.2%
Sweden Government Bond 06/01/22	3.500%	SEK	222,000,000	37,591,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey —%
Turkey Government International Bond Senior Unsecured 03/23/23	3.250%		1,190,000	979,965
United Kingdom 0.6%
United Kingdom Gilt 12/07/42	4.500%	GBP	9,475,000	18,146,885
Uruguay —%
Uruguay Government International Bond Senior Unsecured 11/20/45	4.125%		760,000	585,200
Total Foreign Government Obligations (Cost: $231,870,687)				229,980,381

Municipal Bonds 1.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.4%
Bay Area Toll Authority Revenue Bonds Build America Bonds Series 2010-S1 04/01/40	6.918%	725,000	885,298
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/49	6.750%	1,550,000	1,957,557
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010 05/15/36	6.156%	900,000	970,182
San Francisco City & County Public Utilities Commission Revenue Bonds Build America Bonds Series 2010 11/01/40	6.000%	1,050,000	1,180,977
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010 04/01/32	5.876%	2,220,000	2,425,816
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	1,300,000	1,634,867

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010 11/01/40	7.600%	1,245,000	1,643,661
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,000,000	1,295,990
University of California Revenue Bonds Taxable General Series 2013-AJ 05/15/31	4.601%	1,000,000	994,450
Total			12,988,798
Illinois 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Pension Bonds Series 2003 06/01/33	5.100%	3,720,000	3,466,296
Kentucky 0.1%
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B 07/01/30	5.722%	2,050,000	2,235,176
Maryland —%
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 07/01/41	5.754%	850,000	918,485
Missouri 0.1%
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009 05/01/33	5.445%	1,700,000	1,844,075
New Jersey 0.1%
New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009 01/01/40	7.414%	1,275,000	1,698,874
Series 2010A 01/01/41	7.102%	1,520,000	1,946,299
Rutgers, The State University of New Jersey Revenue Bonds Build America Bonds Series 2010-H 05/01/40	5.665%	400,000	439,832
Total			4,085,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York 0.2%
City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1 12/01/37	6.271%	950,000	1,108,498
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 11/15/40	6.687%	1,000,000	1,179,690
11/15/40	6.814%	1,100,000	1,315,127
New York City Water & Sewer System Revenue Bonds Build America Bonds Series 2010 06/15/42	5.724%	2,000,000	2,244,800
Port Authority of New York & New Jersey Revenue Bonds Consolidated #168 Series 2011 10/01/51	4.926%	1,500,000	1,409,250
Consolidated 174th Series 2012 10/01/62	4.458%	1,990,000	1,687,202
Total			8,944,567
Ohio 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	500,000	606,335
Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2 12/01/34	4.879%	1,160,000	1,176,576
Total			1,782,911

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 0.1%
University of Texas System (The) Revenue Bonds Build America Bonds Series 2010D 08/15/42	5.134%	2,000,000	2,129,160
Washington 0.1%
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/40	5.140%	3,000,000	3,091,620
Total Municipal Bonds (Cost: $39,097,920)			41,486,093

Money Market Funds 4.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(h)(i)	143,029,403	143,029,403
Total Money Market Funds (Cost: $143,029,403)		143,029,403
Total Investments (Cost: $3,617,371,497)		3,596,028,080
Other Assets & Liabilities, Net		(409,536,036)
Net Assets		3,186,492,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	January 23, 2014	18,128,729 EUR	24,531,496 USD	—	(407,956)
Deutshe Bank	January 23, 2014	35,547,515 EUR	47,870,284 USD	—	(1,031,962)
HSBC Securities (USA), Inc.	January 23, 2014	10,640,000 GBP	17,095,075 USD	—	(521,820)
Deutshe Bank	January 23, 2014	232,607,223 NOK	37,673,152 USD	—	(647,697)
Deutshe Bank	January 23, 2014	250,032,803 SEK	37,548,777 USD	—	(1,311,575)
Total				—	(3,921,010)

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $3,300,061 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(1,336)	USD	(164,390,632)	March 2014	2,864,363	—
US 5YR NOTE	(183)	USD	(21,834,188)	March 2014	285,342	—
US LONG BOND	(143)	USD	(18,348,688)	March 2014	175,473	—
US ULTRA T-BOND	(208)	USD	(28,340,000)	March 2014	473,605	—
Total					3,798,783	—

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $132,390,903 or 4.15% of net assets.

(b)  Variable rate security.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(g)  Principal and interest may not be guaranteed by the government.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	117,304,672	1,530,763,685	(1,505,038,954)	143,029,403	193,248	143,029,403

(i)  The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Currency Legend

EUR  Euro

GBP  British Pound

NOK  Norwegian Krone

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	812,342,282	—	812,342,282
Residential Mortgage-Backed Securities — Agency	—	913,948,428	—	913,948,428
Residential Mortgage-Backed Securities — Non-Agency	—	116,894,018	—	116,894,018
Commercial Mortgage-Backed Securities — Non-Agency	—	154,414,016	—	154,414,016
Asset-Backed Securities — Non-Agency	—	7,200,173	1,643,525	8,843,698
U.S. Treasury Obligations	1,126,820,622	—	—	1,126,820,622
U.S. Government & Agency Obligations	—	48,269,139	—	48,269,139
Foreign Government Obligations	—	229,980,381	—	229,980,381
Municipal Bonds	—	41,486,093	—	41,486,093
Total Bonds	1,126,820,622	2,324,534,530	1,643,525	3,452,998,677
Mutual Funds
Money Market Funds	143,029,403	—	—	143,029,403
Total Mutual Funds	143,029,403	—	—	143,029,403
Investments in Securities	1,269,850,025	2,324,534,530	1,643,525	3,596,028,080
Derivatives
Assets
Futures Contracts	3,798,783	—	—	3,798,783
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,921,010)	—	(3,921,010)
Total	1,273,648,808	2,320,613,520	1,643,525	3,595,905,853

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — American Century Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 19.7%
Auto Components 0.9%
BorgWarner, Inc.	175,545	9,814,721
Automobiles 1.4%
Harley-Davidson, Inc.	151,299	10,475,943
Tesla Motors, Inc.(a)	29,656	4,459,669
Total		14,935,612
Hotels, Restaurants & Leisure 3.7%
Chipotle Mexican Grill, Inc.(a)	15,886	8,463,743
Las Vegas Sands Corp.	166,481	13,130,357
Marriott International, Inc., Class A	161,439	7,968,629
Starbucks Corp.	153,464	12,030,043
Total		41,592,772
Household Durables 0.8%
Mohawk Industries, Inc.(a)	58,259	8,674,765
Internet & Catalog Retail 0.6%
Amazon.com, Inc.(a)	17,509	6,982,414
Media 6.1%
CBS Corp., Class B Non Voting	178,047	11,348,716
Comcast Corp., Class A	533,708	27,734,136
Discovery Communications, Inc.(a)	62,515	5,242,508
Scripps Networks Interactive, Inc., Class A	98,998	8,554,417
Time Warner Cable, Inc.	20,433	2,768,672
Viacom, Inc., Class B	143,416	12,525,953
Total		68,174,402
Multiline Retail 0.8%
Target Corp.	143,690	9,091,266
Specialty Retail 4.8%
Best Buy Co., Inc.	268,430	10,704,988
GNC Holdings, Inc., Class A	123,315	7,207,762
Home Depot, Inc. (The)	332,772	27,400,446
Urban Outfitters, Inc.(a)	215,908	8,010,187
Total		53,323,383
Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	92,910	6,528,786
Total Consumer Discretionary		219,118,121

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 10.8%
Beverages 4.2%
Beam, Inc.	57,049	3,882,755
Brown-Forman Corp., Class B	43,608	3,295,456
PepsiCo, Inc.	479,307	39,753,723
Total		46,931,934
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	96,881	11,529,808
Whole Foods Market, Inc.	103,441	5,981,993
Total		17,511,801
Food Products 3.0%
General Mills, Inc.	254,895	12,721,810
Hershey Co. (The)	72,632	7,062,009
Mead Johnson Nutrition Co.	154,250	12,919,980
Total		32,703,799
Household Products 0.4%
Church & Dwight Co., Inc.	72,692	4,818,026
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A	103,299	7,780,481
Tobacco 0.9%
Philip Morris International, Inc.	117,473	10,235,422
Total Consumer Staples		119,981,463
Energy 5.3%
Energy Equipment & Services 3.5%
Core Laboratories NV	21,728	4,148,962
Oceaneering International, Inc.	101,820	8,031,561
Schlumberger Ltd.	294,272	26,516,850
Total		38,697,373
Oil, Gas & Consumable Fuels 1.8%
EOG Resources, Inc.	64,948	10,900,872
Noble Energy, Inc.	134,725	9,176,120
Total		20,076,992
Total Energy		58,774,365
Financials 4.8%
Capital Markets 1.9%
Franklin Resources, Inc.	214,441	12,379,679
State Street Corp.	115,943	8,509,057
Total		20,888,736

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Banks 0.7%
SunTrust Banks, Inc.	229,936	8,463,944
Consumer Finance 1.4%
American Express Co.	177,262	16,082,981
Insurance 0.8%
MetLife, Inc.	157,202	8,476,332
Total Financials		53,911,993
Health Care 12.9%
Biotechnology 4.4%
Alexion Pharmaceuticals, Inc.(a)	68,120	9,064,047
Amgen, Inc.	79,577	9,084,510
Gilead Sciences, Inc.(a)	253,681	19,064,127
Regeneron Pharmaceuticals, Inc.(a)	39,707	10,928,955
Total		48,141,639
Health Care Equipment & Supplies 1.2%
DENTSPLY International, Inc.	99,377	4,817,797
IDEXX Laboratories, Inc.(a)	46,099	4,903,551
Intuitive Surgical, Inc.(a)	9,448	3,628,788
Total		13,350,136
Health Care Providers & Services 1.6%
Cardinal Health, Inc.	84,923	5,673,706
Express Scripts Holding Co.(a)	175,260	12,310,262
Total		17,983,968
Health Care Technology 0.2%
Veeva Systems Inc., Class A(a)	70,807	2,272,905
Life Sciences Tools & Services 0.7%
Waters Corp.(a)	75,699	7,569,900
Pharmaceuticals 4.8%
AbbVie, Inc.	283,527	14,973,061
Allergan, Inc.	62,075	6,895,291
Bristol-Myers Squibb Co.	371,387	19,739,219
Zoetis, Inc.	368,315	12,040,217
Total		53,647,788
Total Health Care		142,966,336

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 13.8%
Aerospace & Defense 6.1%
Boeing Co. (The)	144,611	19,737,955
Honeywell International, Inc.	217,067	19,833,412
Precision Castparts Corp.	50,091	13,489,506
United Technologies Corp.	129,258	14,709,561
Total		67,770,434
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	167,795	17,631,899
Airlines 0.3%
Alaska Air Group, Inc.	43,374	3,182,350
Commercial Services & Supplies 0.7%
Tyco International Ltd.	199,420	8,184,197
Electrical Equipment 1.2%
Rockwell Automation, Inc.	110,096	13,008,943
Industrial Conglomerates 1.1%
Danaher Corp.	157,381	12,149,813
Machinery 1.4%
Lincoln Electric Holdings, Inc.	13,708	977,929
Parker Hannifin Corp.	69,993	9,003,900
WABCO Holdings, Inc.(a)	66,089	6,173,373
Total		16,155,202
Road & Rail 1.4%
Union Pacific Corp.	89,909	15,104,712
Total Industrials		153,187,550
Information Technology 27.7%
Communications Equipment 2.8%
Ciena Corp.(a)	251,467	6,017,605
QUALCOMM, Inc.	335,650	24,922,013
Total		30,939,618
Computers & Peripherals 6.0%
Apple, Inc.	87,416	49,049,992
SanDisk Corp.	134,363	9,477,966
Seagate Technology PLC	138,735	7,791,357
Total		66,319,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.5%
Trimble Navigation Ltd.(a)	143,348	4,974,176
Internet Software & Services 6.8%
Facebook, Inc., Class A(a)	342,281	18,709,080
Google, Inc., Class A(a)	44,831	50,242,550
LinkedIn Corp., Class A(a)	32,499	7,046,758
Total		75,998,388
IT Services 4.1%
MasterCard, Inc., Class A	22,652	18,924,840
Visa, Inc., Class A	121,360	27,024,445
Total		45,949,285
Semiconductors & Semiconductor Equipment 1.6%
Altera Corp.	163,133	5,306,717
Freescale Semiconductor Holdings I Ltd.(a)	32,307	518,527
Linear Technology Corp.	270,877	12,338,447
Total		18,163,691
Software 5.9%
Check Point Software Technologies Ltd.(a)	65,378	4,218,189
Electronic Arts, Inc.(a)	410,012	9,405,675
Microsoft Corp.	426,898	15,978,792
Oracle Corp.	563,825	21,571,945
Splunk, Inc.(a)	55,790	3,831,099
VMware, Inc., Class A(a)	123,799	11,106,008
Total		66,111,708
Total Information Technology		308,456,181

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.8%
Chemicals 3.8%
Dow Chemical Co. (The)	205,879	9,141,028
LyondellBasell Industries NV, Class A	180,069	14,455,939
Monsanto Co.	163,057	19,004,293
Total		42,601,260
Total Materials		42,601,260
Total Common Stocks (Cost: $878,708,038)		1,098,997,269

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	16,498,234	16,498,234
Total Money Market Funds (Cost: $16,498,234)		16,498,234
Total Investments (Cost: $895,206,272)		1,115,495,503
Other Assets & Liabilities, Net		(3,612,673)
Net Assets		1,111,882,830

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,993,017	281,771,404	(269,266,187)	16,498,234	15,649	16,498,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Growth Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	219,118,121	—	—	219,118,121
Consumer Staples	119,981,463	—	—	119,981,463
Energy	58,774,365	—	—	58,774,365
Financials	53,911,993	—	—	53,911,993
Health Care	142,966,336	—	—	142,966,336
Industrials	153,187,550	—	—	153,187,550
Information Technology	308,456,181	—	—	308,456,181
Materials	42,601,260	—	—	42,601,260
Total Equity Securities	1,098,997,269	—	—	1,098,997,269
Mutual Funds
Money Market Funds	16,498,234	—	—	16,498,234
Total Mutual Funds	16,498,234	—	—	16,498,234
Total	1,115,495,503	—	—	1,115,495,503

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%

Issuer	Shares	Value ($)
Australia 3.5%
Amcor Ltd.	334,000	3,154,895
Austbrokers Holdings Ltd.	130,000	1,394,184
Beadell Resources Ltd(a)	4,538,868	3,232,438
Challenger Ltd.	869,145	4,827,046
Domino's Pizza Enterprises Ltd.	285,555	4,125,524
Insurance Australia Group Ltd.	900,000	4,685,976
Orora Ltd.(a)	334,000	345,945
SAI Global Ltd.	870,000	3,020,763
Total		24,786,771
Belgium 0.3%
EVS Broadcast Equipment SA	37,025	2,397,940
Brazil 1.3%
Linx SA	130,000	2,639,949
Localiza Rent a Car SA	326,400	4,604,256
Odontoprev SA	489,600	2,039,957
Total		9,284,162
Cambodia 0.7%
NagaCorp Ltd.	4,895,670	5,171,394
Canada 3.8%
AG Growth International, Inc.	52,176	2,193,136
Athabasca Oil Corp.(a)	42,000	256,211
Baytex Energy Corp.	24,713	968,745
Black Diamond Group Ltd.	62,994	1,779,073
CAE, Inc.	269,810	3,431,521
CCL Industries, Inc., Class B	96,020	7,160,936
DeeThree Exploration Ltd.(a)	176,912	1,593,832
Horizon North Logistics, Inc.	160,931	1,507,426
Onex Corp.	55,282	2,984,629
Pan Orient Energy Corp.(a)	73,553	137,100
ShawCor Ltd.	88,489	3,538,727
Trilogy Energy Corp.	67,000	1,740,833
Total		27,292,169
Chile 0.5%
Empresas Hites SA	1,989,920	1,401,901
Sociedad Quimica y Minera de Chile SA, ADR	70,000	1,811,600
Total		3,213,501

Common Stocks (continued)

Issuer	Shares	Value ($)
China 2.3%
58.Com, Inc., ADR(a)	20,276	777,382
AMVIG Holdings Ltd.	3,034,000	1,443,775
Biostime International Holdings Ltd.	400,000	3,572,387
Sihuan Pharmaceutical Holdings Group Ltd.	418,000	382,531
Soufun Holdings Ltd., ADR	20,577	1,695,751
Want Want China Holdings Ltd.	956,000	1,383,662
WuXi PharmaTech (Cayman), Inc. ADR(a)	192,301	7,380,512
Total		16,636,000
Denmark 1.9%
Jyske Bank A/S(a)	61,735	3,337,978
Novozymes A/S, Class B	112,402	4,747,887
SimCorp AS	138,866	5,456,747
Total		13,542,612
Finland 1.4%
Konecranes OYJ	66,000	2,341,630
Tikkurila Oyj	145,000	3,969,580
Vacon PLC	47,525	3,824,737
Total		10,135,947
France 2.9%
Eurofins Scientific SE	25,619	6,934,054
Hi-Media SA(a)	150,963	388,391
Neopost SA	95,600	7,377,213
Norbert Dentressangle SA	26,101	3,357,317
Saft Groupe SA	72,000	2,475,919
Total		20,532,894
Germany 2.9%
Aurelius AG	67,897	2,758,794
Deutsche Beteiligungs AG	20,363	580,850
ElringKlinger AG	52,500	2,138,786
Norma Group SE	69,480	3,454,021
Rational AG	12,099	4,013,621
TAG Immobilien AG	203,270	2,458,688
Wirecard AG	135,679	5,370,486
Total		20,775,246

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Guatemala 0.3%
Tahoe Resources, Inc.(a)	137,664	2,289,972
Hong Kong 4.4%
AAC Technologies Holdings, Inc.	406,500	1,977,943
ASM Pacific Technology Ltd.	47,500	397,554
Kingboard Chemical Holdings Ltd.	963,000	2,520,478
Lifestyle International Holdings Ltd.	1,097,000	2,031,508
Melco Crown Entertainment Ltd., ADR(a)	244,761	9,599,526
Melco International Development Ltd.	1,631,890	6,019,662
MGM China Holdings Ltd.	846,400	3,622,482
Sa Sa International Holdings Ltd.	2,538,000	2,981,110
Vitasoy International Holdings Ltd.	1,632,000	2,516,384
Total		31,666,647
India 1.5%
Adani Ports and Special Economic Zone Ltd.	615,361	1,549,512
Asian Paints Ltd.	289,795	2,298,866
Bosch Ltd.	7,560	1,231,526
Colgate-Palmolive Co.	77,862	1,704,751
Redington India Ltd.	1,097,000	1,329,748
SKIL Ports & Logistics Ltd.(a)	135,000	159,746
TTK Prestige Ltd.	8,300	467,267
United Breweries Ltd.	141,687	1,774,671
Total		10,516,087
Indonesia 1.5%
Archipelago Resources PLC(b)(c)(d)	2,837,329	2,443,207
PT Ace Hardware Indonesia Tbk	35,000,000	1,699,171
PT Arwana Citramulia Tbk	8,472,500	570,867
PT Matahari Department Store Tbk(a)	1,228,000	1,111,313
PT Mayora Indah Tbk	473,667	1,014,418
PT Mitra Adiperkasa Tbk	164,000	74,117
PT MNC Sky Vision Tbk	4,190,000	689,607
PT Surya Citra Media Tbk	4,950,000	1,068,070
PT Tower Bersama Infrastructure Tbk(a)	4,137,000	1,974,352
Total		10,645,122
Israel 0.5%
Caesarstone Sdot-Yam Ltd.	69,314	3,442,826

Common Stocks (continued)

Issuer	Shares	Value ($)
Italy 0.6%
Pirelli & C SpA	256,000	4,428,832
Japan 20.3%
Aica Kogyo Co., Ltd.	145,000	2,867,691
Ain Pharmaciez, Inc.	49,797	2,445,599
Aozora Bank Ltd.	953,000	2,700,696
Ariake Japan Co., Ltd.	127,000	3,127,718
Asahi Diamond Industrial Co., Ltd.	181,000	1,861,696
Benesse Holdings, Inc.	81,400	3,270,184
Daiseki Co., Ltd.	139,000	2,721,801
Disco Corp.	34,400	2,283,234
Doshisha Co., Ltd.	137,000	1,930,962
Familymart Co., Ltd.	45,000	2,055,894
FP Corp.	27,100	1,932,261
Global One Reit	330	2,240,836
Glory Ltd.	123,000	3,192,095
Hamamatsu Photonics KK	60,000	2,400,911
Hikari Tsushin, Inc.	22,700	1,712,390
Hirose Electric Co., Ltd.	17,800	2,537,413
Hoshizaki Electric Co., Ltd.	82,000	2,915,978
Icom, Inc.	71,000	1,713,233
Industrial & Infrastructure Fund Investment Corp.	230	1,916,454
ITOCHU Techno-Solutions Corp.	50,000	2,026,668
Japan Airport Terminal Co., Ltd.	127,000	2,874,226
Jin Co. Ltd.	81,000	3,426,827
Kansai Paint Co., Ltd.	390,811	5,779,286
Kenedix Realty Investment Corp.	664	3,151,454
Kintetsu World Express, Inc.	70,400	2,832,762
Kuraray Co., Ltd.	206,400	2,463,756
LifeNet Insurance Co.(a)	138,000	715,015
Makita Corp.	43,000	2,261,485
Milbon Co., Ltd.	50,160	1,963,270
Miraca Holdings, Inc.	47,355	2,234,034
MISUMI Group, Inc.	69,100	2,172,541
MonotaRO Co., Ltd	68,000	1,384,434
Mori Hills REIT Investment Corp.	185	1,225,943
Nabtesco Corp.	124,500	2,873,309
Nakanishi, Inc.	19,000	2,714,705

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
NGK Insulators Ltd.	112,000	2,131,459
NGK Spark Plug Co., Ltd.	137,000	3,246,986
Nihon Parkerizing Co., Ltd.	96,390	2,012,881
Nippon Kayaku Co., Ltd.	202,000	2,872,614
Nippon Paint Co., Ltd	114,000	1,896,743
Nippon Prologis REIT, Inc.	278	2,662,952
NOF Corp.	285,000	2,028,884
Obic Co., Ltd.	67,000	1,979,691
Omron Corp.	94,000	4,154,169
ORIX JREIT, Inc.	2,850	3,565,499
OSG Corp.	138,000	2,343,411
Park24 Co., Ltd.	200,000	3,771,781
Rinnai Corp.	44,000	3,427,961
Sanrio Co., Ltd.	49,000	2,063,256
Santen Pharmaceutical Co., Ltd.	49,700	2,315,635
Seven Bank Ltd.	659,000	2,577,391
Shimano, Inc.	25,000	2,146,230
Sintokogio Ltd.	23,100	173,487
Start Today Co., Ltd.	110,000	2,735,207
Suruga Bank Ltd.	133,000	2,388,312
Tamron Co., Ltd.	48,500	1,176,475
Toyo Suisan Kaisha Ltd.	90,400	2,715,686
Ushio, Inc.	198,900	2,643,755
Wacom Co., Ltd.	297,000	2,088,350
Total		145,045,576
Kazakhstan 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR	435,268	4,469,165
Malaysia 0.2%
Aeon Co., Bhd	400,000	1,709,663
Mexico 1.6%
Genomma Lab Internacional SA de CV, Class B(a)	1,350,617	3,788,120
Gruma SAB de CV(a)	302,000	2,284,805
Grupo Aeroportuario del Sureste SAB de CV, ADR	18,000	2,243,340
Qualitas Controladora SAB de CV	1,256,000	3,041,759
Total		11,358,024

Common Stocks (continued)

Issuer	Shares	Value ($)
Netherlands 3.4%
Aalberts Industries NV	224,427	7,163,591
Arcadis NV	90,429	3,189,057
Core Laboratories NV	12,136	2,317,369
Fugro NV-CVA	18,604	1,109,758
Gemalto NV	43,380	4,774,206
Koninklijke Vopak NV	35,523	2,079,597
TKH Group NV	99,722	3,485,690
Total		24,119,268
New Zealand 0.7%
Auckland International Airport Ltd.	979,043	2,843,338
SKYCITY Entertainment Group Ltd.	571,109	1,752,818
Total		4,596,156
Norway 1.1%
Atea ASA	307,157	3,029,198
Orkla ASA	365,000	2,852,978
Subsea 7 SA	116,000	2,223,823
Total		8,105,999
Philippines 1.1%
International Container Terminal Services, Inc.	291,650	671,399
Melco Crown Philippines Resorts Corp.(a)	5,200,000	1,606,480
Puregold Price Club, Inc.	1,639,000	1,402,784
Robinsons Retail Holdings, Inc.(a)	1,039,230	1,292,525
Security Bank Corp.	591,600	1,544,907
SM Prime Holdings, Inc.	4,300,000	1,427,626
Total		7,945,721
Russian Federation 1.1%
QIWI PLC, ADR	40,708	2,279,648
Yandex NV, Class A(a)	134,637	5,809,587
Total		8,089,235
Singapore 2.5%
Ascendas Real Estate Investment Trust	1,141,000	1,996,912
CDL Hospitality Trusts	1,631,900	2,121,787
Mapletree Commercial Trust	3,385,000	3,200,435
Mapletree Greater China Commercial Trust	2,300,000	1,533,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Mapletree Industrial Trust	1,300,000	1,377,456
Mapletree Logistics Trust	1,659,000	1,388,571
Petra Foods Ltd.	536,000	1,367,661
Singapore Exchange Ltd.	330,000	1,902,974
Super Group Ltd.	849,000	2,563,295
Total		17,452,760
South Africa 4.0%
Coronation Fund Managers Ltd.	1,175,371	8,970,657
Massmart Holdings Ltd.	188,774	2,340,950
Mr. Price Group Ltd.	223,777	3,497,578
Naspers Ltd., Class N	63,409	6,637,304
Northam Platinum Ltd.(a)	734,610	2,951,938
RMI Holdings	1,558,171	4,080,346
Total		28,478,773
South Korea 2.8%
AMOREPACIFIC Group	1,519	670,148
CJ Corp.	21,400	2,366,975
Coway Co., Ltd.	44,933	2,830,668
KCC Corp.	6,297	2,800,061
KEPCO Plant Service & Engineering Co., Ltd.	40,740	2,116,603
Lotte Chilsung Beverage Co., Ltd	178	257,213
LS Industrial Systems Co., Ltd.	44,396	2,768,016
Nexen Tire Corp.	63,000	870,648
Paradise Co., Ltd	122,874	3,082,252
Samsung Securities Co., Ltd.	47,000	1,965,194
Total		19,727,778
Spain 1.7%
Bolsas y Mercados Españoles SA	60,496	2,303,295
Distribuidora Internacional de Alimentacion SA	494,743	4,429,887
Prosegur Cia de Seguridad SA, Registered Shares	271,653	1,864,362
Viscofan SA	61,000	3,469,995
Total		12,067,539
Sweden 2.1%
Hexagon AB, Class B	216,656	6,853,316
Sweco AB, Class B	280,229	4,618,310
Unibet Group PLC, SDR	71,255	3,439,862
Total		14,911,488

Common Stocks (continued)

Issuer	Shares	Value ($)
Switzerland 2.8%
Geberit AG	15,590	4,729,711
Inficon Holding AG	6,310	2,437,244
Partners Group Holding AG	24,664	6,577,620
Sika AG	1,330	4,739,384
Zehnder Group AG	33,835	1,555,109
Total		20,039,068
Taiwan 4.7%
Advantech Co., Ltd.	393,000	2,726,623
Chroma ATE, Inc.	641,000	1,346,928
CTCI Corp.	1,330,000	2,158,836
Delta Electronics, Inc.	597,000	3,418,714
Far EasTone Telecommunications Co., Ltd.	2,580,000	5,667,928
FLEXium Interconnect, Inc.	281,641	909,870
Ginko International Co., Ltd.	180,000	3,400,009
Lite-On Technology Corp.	1,770,085	2,844,637
PChome Online, Inc.	175,000	1,406,225
President Chain Store Corp.	255,000	1,770,473
Radiant Opto-Electronics Corp.	179,000	656,614
St. Shine Optical Co., Ltd.	190,000	5,436,595
Taiwan Mobile Co., Ltd.	642,000	2,075,080
Total		33,818,532
Thailand 0.9%
Airports of Thailand PCL	380,800	1,843,249
Home Product Center PCL, Foreign Registered Shares	9,518,500	2,721,577
Robinson Department Store PCL, Foreign Registered Shares	1,400,000	2,057,390
Total		6,622,216
Turkey 0.3%
Bizim Toptan Satis Magazalari AS	155,687	1,713,354
United Kingdom 11.4%
Abcam PLC	314,110	2,553,939
Aggreko PLC	88,854	2,519,956
Babcock International Group PLC	205,191	4,610,650
Cable & Wireless Communications PLC	2,941,169	2,744,374
Charles Taylor PLC	1,790,000	7,500,732
Croda International PLC	83,200	3,391,479

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Domino's Pizza Group PLC	304,851	2,593,470
Elementis PLC	625,753	2,793,795
Fidessa Group PLC	84,574	3,162,918
Foxtons Group PLC(a)	132,000	731,898
Halfords Group PLC	280,000	2,075,526
Intertek Group PLC	14,000	730,679
Jardine Lloyd Thompson Group PLC	372,118	6,281,269
Ocado Group PLC(a)	164,628	1,207,450
PureCircle Ltd.(a)	272,284	2,592,610
Rightmove PLC	55,000	2,497,802
Rowan Companies PLC, Class A(a)	89,110	3,150,930
RPS Group PLC	323,038	1,796,743
Shaftesbury PLC	301,717	3,142,022
Smith & Nephew PLC	285,000	4,070,566
Smiths News PLC	934,000	3,650,111
Spirax-Sarco Engineering PLC	127,827	6,344,159
Telecity Group PLC	341,789	4,111,645
Tullow Oil PLC	28,286	401,452
WH Smith PLC	233,755	3,881,489
Whitbread PLC	40,000	2,489,375
Total		81,027,039
United States 2.2%
Atwood Oceanics, Inc.(a)	66,678	3,559,938
Aveva Group PLC	77,400	2,778,209
FMC Technologies, Inc.(a)	51,258	2,676,180
Hornbeck Offshore Services, Inc.(a)	49,196	2,421,919
Textainer Group Holdings Ltd.	103,803	4,174,957
Total		15,611,203
Total Common Stocks (Cost: $523,169,342)		683,666,679

Mutual Funds 0.1%

	Shares	Value ($)
Thailand 0.1%
Samui Airport Property Fund Leasehold	900,000	438,710
Total Mutual Funds (Cost: $509,538)		438,710

Money Market Funds 4.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(e)(f)	29,476,428	29,476,428
Total Money Market Funds (Cost: $29,476,428)		29,476,428
Total Investments (Cost: $553,155,308)		713,581,817
Other Assets & Liabilities, Net		554,294
Net Assets		714,136,111

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid and restricted as to their marketability. The aggregate value of such securities at December 31, 2013 was $2,443,207, representing 0.34% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value ($)
Archipelago Resources PLC	5/18/2010 - 7/16/2012	2,837,329	2,069,240	2,443,207

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(c)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the purchased options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value ($)
Option*	2,837,329	GBP	0.58	August 13, 2014	234,923

GBP — British Pound

*Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $2,443,207, which represents 0.34% of net assets.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,706,915	138,356,256	(129,586,743)	29,476,428	25,606	29,476,428

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

SDR  Swedish Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	11,001,427	110,986,699	—	121,988,126
Consumer Staples	2,284,805	50,998,315	—	53,283,120
Energy	22,361,785	5,814,629	—	28,176,414
Financials	6,026,388	105,704,605	—	111,730,993
Health Care	13,208,590	34,789,954	—	47,998,544
Industrials	19,933,709	123,966,535	—	143,900,244
Information Technology	13,202,316	86,468,125	—	99,670,441
Materials	14,705,335	47,308,520	2,443,207	64,457,062
Telecommunication Services	—	12,461,735	—	12,461,735
Total Equity Securities	102,724,355	578,499,117	2,443,207	683,666,679
Mutual Funds
Equity Funds	—	438,710	—	438,710
Money Market Funds	29,476,428	—	—	29,476,428
Total Mutual Funds	29,476,428	438,710	—	29,915,138
Total Investments in Securities	132,200,783	578,937,827	2,443,207	713,581,817
Derivatives
Assets
Options	—	—	234,923	234,923
Total	132,200,783	578,937,827	2,678,130	713,816,740

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Financial Assets were transferred from Level 1 to Level 3 due to unavailable market inputs. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 15.8%
Auto Components 2.6%
Dorman Products, Inc.(a)	116,000	6,504,120
Drew Industries, Inc.	193,000	9,881,600
Total		16,385,720
Distributors 1.1%
Pool Corp.	124,000	7,209,360
Hotels, Restaurants & Leisure 5.8%
Bally Technologies, Inc.(a)	68,000	5,334,600
Choice Hotels International, Inc.	102,000	5,009,220
Domino's Pizza, Inc.	96,000	6,686,400
Fiesta Restaurant Group, Inc.(a)	139,000	7,261,360
Life Time Fitness, Inc.(a)	137,000	6,439,000
Vail Resorts, Inc.	88,000	6,620,240
Total		37,350,820
Household Durables 1.1%
Cavco Industries, Inc.(a)	101,000	6,938,700
Internet & Catalog Retail 1.1%
HomeAway, Inc.(a)	63,000	2,575,440
Shutterfly, Inc.(a)	92,000	4,685,560
Total		7,261,000
Specialty Retail 4.1%
DSW, Inc., Class A	51,000	2,179,230
GNC Holdings, Inc., Class A	199,000	11,631,550
Pier 1 Imports, Inc.	418,000	9,647,440
Select Comfort Corp.(a)	139,000	2,931,510
Total		26,389,730
Total Consumer Discretionary		101,535,330
Consumer Staples 2.2%
Food & Staples Retailing 1.8%
Casey's General Stores, Inc.	163,000	11,450,750
Food Products 0.4%
B&G Foods, Inc.	77,000	2,611,070
Total Consumer Staples		14,061,820

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 5.4%
Energy Equipment & Services 1.6%
Core Laboratories NV	21,000	4,009,950
Hornbeck Offshore Services, Inc.(a)	72,000	3,544,560
ShawCor Ltd.	68,000	2,719,360
Total		10,273,870
Oil, Gas & Consumable Fuels 3.8%
Carrizo Oil & Gas, Inc.(a)	95,000	4,253,150
Laredo Petroleum, Inc.(a)	160,000	4,430,400
PDC Energy, Inc.(a)	85,000	4,523,700
Rosetta Resources, Inc.(a)	83,000	3,987,320
SM Energy Co.	67,000	5,568,370
WPX Energy, Inc.(a)	98,000	1,997,240
Total		24,760,180
Total Energy		35,034,050
Financials 16.0%
Capital Markets 2.8%
Eaton Vance Corp.	120,000	5,134,800
SEI Investments Co.	371,000	12,884,830
Total		18,019,630
Commercial Banks 7.7%
Associated Banc-Corp.	368,000	6,403,200
City National Corp.	90,577	7,175,510
First Busey Corp.	657,000	3,810,600
Hancock Holding Co.	117,000	4,291,560
Lakeland Financial Corp.	162,000	6,318,000
MB Financial, Inc.	243,000	7,797,870
SVB Financial Group(a)	68,000	7,130,480
TCF Financial Corp.	257,000	4,176,250
Valley National Bancorp	243,000	2,459,160
Total		49,562,630
Insurance 1.2%
Allied World Assurance Co. Holdings AG	24,000	2,707,440
Enstar Group Ltd.(a)	38,000	5,278,580
Total		7,986,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.9%
Coresite Realty Corp.	84,000	2,703,960
Education Realty Trust, Inc.	798,000	7,038,360
Kite Realty Group Trust	770,000	5,058,900
Summit Hotel Properties, Inc.	405,000	3,645,000
Total		18,446,220
Real Estate Management & Development 0.7%
St. Joe Co. (The)(a)	219,000	4,202,610
Thrifts & Mortgage Finance 0.7%
TrustCo Bank Corp.	633,000	4,544,940
Total Financials		102,762,050
Health Care 12.8%
Biotechnology 5.4%
Alnylam Pharmaceuticals, Inc.(a)	76,000	4,889,080
Celldex Therapeutics, Inc.(a)	52,400	1,268,604
Cepheid, Inc.(a)	291,000	13,595,520
Seattle Genetics, Inc.(a)	168,000	6,701,520
Synageva Biopharma Corp.(a)	128,000	8,284,160
Total		34,738,884
Health Care Equipment & Supplies 1.4%
Sirona Dental Systems, Inc.(a)	127,000	8,915,400
Health Care Providers & Services 0.8%
Envision Healthcare Holdings, Inc.(a)	53,000	1,882,560
HealthSouth Corp.	95,000	3,165,400
Total		5,047,960
Health Care Technology 1.0%
Allscripts-Misys Healthcare Solutions, Inc.(a)	431,000	6,663,260
Life Sciences Tools & Services 2.4%
Mettler-Toledo International, Inc.(a)	64,000	15,525,760
Pharmaceuticals 1.8%
Akorn, Inc.(a)	333,473	8,213,440
Prestige Brands Holdings, Inc.(a)	93,000	3,329,400
Total		11,542,840
Total Health Care		82,434,104
Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 30.8%
Aerospace & Defense 3.0%
HEICO Corp., Class A	199,000	8,381,880
Moog, Inc., Class A(a)	163,000	11,074,220
Total		19,456,100
Air Freight & Logistics 0.9%
Forward Air Corp.	126,000	5,532,660
Commercial Services & Supplies 4.0%
KAR Auction Services, Inc.	200,000	5,910,000
Knoll, Inc.	293,000	5,364,830
McGrath Rentcorp	256,000	10,188,800
Mobile Mini, Inc.(a)	103,000	4,241,540
Total		25,705,170
Electrical Equipment 3.7%
Acuity Brands, Inc.	83,000	9,073,560
Generac Holdings, Inc.	78,000	4,417,920
II-VI, Inc.(a)	313,000	5,508,800
Thermon Group Holdings, Inc.(a)	175,000	4,782,750
Total		23,783,030
Machinery 8.5%
Donaldson Co., Inc.	350,000	15,211,000
ESCO Technologies, Inc.	139,970	4,795,372
Kennametal, Inc.	199,000	10,361,930
Middleby Corp. (The)(a)	30,000	7,199,100
Nordson Corp.	147,000	10,922,100
Toro Co. (The)	101,000	6,423,600
Total		54,913,102
Marine 0.9%
Kirby Corp.(a)	59,000	5,855,750
Professional Services 0.5%
Insperity, Inc.	97,000	3,504,610
Road & Rail 2.8%
Avis Budget Group, Inc.(a)	318,000	12,853,560
Hertz Global Holdings, Inc.(a)	179,000	5,122,980
Total		17,976,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 6.5%
CAI International, Inc.(a)	321,100	7,568,327
H&E Equipment Services, Inc.(a)	183,000	5,422,290
MRC Global, Inc.(a)	136,000	4,387,360
Rush Enterprises, Inc., Class A(a)	240,100	7,118,965
Rush Enterprises, Inc., Class B(a)	100,000	2,550,000
Textainer Group Holdings Ltd.	173,000	6,958,060
WESCO International, Inc.(a)	86,000	7,832,020
Total		41,837,022
Total Industrials		198,563,984
Information Technology 11.9%
Communications Equipment 0.6%
Ixia(a)	284,000	3,780,040
Electronic Equipment, Instruments & Components 2.3%
IPG Photonics Corp.(a)	133,000	10,322,130
Littelfuse, Inc.	25,000	2,323,250
Rogers Corp.(a)	35,000	2,152,500
Total		14,797,880
Internet Software & Services 1.6%
Liquidity Services, Inc.(a)	118,000	2,673,880
SPS Commerce, Inc.(a)	117,000	7,640,100
Total		10,313,980
IT Services 1.6%
Blackhawk Network Holdings, Inc.(a)	166,000	4,193,160
WEX, Inc.(a)	66,000	6,535,980
Total		10,729,140
Semiconductors & Semiconductor Equipment 0.5%
Ultratech, Inc.(a)	104,000	3,016,000
Software 5.3%
ANSYS, Inc.(a)	98,000	8,545,600
Exa Corp.(a)	111,852	1,483,158
Informatica Corp.(a)	250,000	10,375,000
MICROS Systems, Inc.(a)	81,000	4,646,970
Solera Holdings, Inc.	126,000	8,915,760
Total		33,966,488
Total Information Technology		76,603,528

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.2%
Chemicals 1.5%
PolyOne Corp.	268,000	9,473,800
Construction Materials 0.7%
Caesarstone Sdot-Yam Ltd.	91,000	4,519,970
Total Materials		13,993,770
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.4%
inContact, Inc.(a)	97,308	759,975
tw telecom, Inc.(a)	261,000	7,952,670
Total		8,712,645
Wireless Telecommunication Services 0.3%
Boingo Wireless, Inc.(a)	330,000	2,115,300
Total Telecommunication Services		10,827,945
Total Common Stocks (Cost: $407,678,873)		635,816,581
Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	6,810,059	6,810,059
Total Money Market Funds (Cost: $6,810,059)		6,810,059
Total Investments (Cost: $414,488,932)		642,626,640
Other Assets & Liabilities, Net		605,781
Net Assets		643,232,421

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,771,263	180,237,259	(182,198,463)	6,810,059	7,556	6,810,059

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	101,535,330	—	—	101,535,330
Consumer Staples	14,061,820	—	—	14,061,820
Energy	35,034,050	—	—	35,034,050
Financials	102,762,050	—	—	102,762,050
Health Care	82,434,104	—	—	82,434,104
Industrials	198,563,984	—	—	198,563,984
Information Technology	76,603,528	—	—	76,603,528
Materials	13,993,770	—	—	13,993,770
Telecommunication Services	10,827,945	—	—	10,827,945
Total Equity Securities	635,816,581	—	—	635,816,581
Mutual Funds
Money Market Funds	6,810,059	—	—	6,810,059
Total Mutual Funds	6,810,059	—	—	6,810,059
Total	642,626,640	—	—	642,626,640

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — DFA International Value Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%

Issuer	Shares	Value ($)
Australia 5.7%
Alumina Ltd.(a)	858,644	852,475
Asciano Ltd.	459,351	2,368,164
Bank of Queensland Ltd.	152,180	1,656,796
Beach Energy Ltd	5,042	6,456
Bendigo and Adelaide Bank Ltd.	224,280	2,357,664
BlueScope Steel Ltd.(a)	70,466	367,652
Boral Ltd.	393,776	1,684,048
Echo Entertainment Group Ltd.	361,800	796,970
Fairfax Media Ltd.	661,928	379,433
GrainCorp Ltd., Class A	52,752	400,554
Harvey Norman Holdings Ltd.	287,196	812,738
Incitec Pivot Ltd.	713,769	1,712,285
Lend Lease Group	240,250	2,397,627
Macquarie Group Ltd.	168,439	8,267,445
New Hope Corp., Ltd.	9,524	28,381
Newcrest Mining Ltd.	226,929	1,593,562
Origin Energy Ltd.	592,375	7,465,473
OZ Minerals Ltd.	71,052	200,811
Primary Health Care Ltd	111,810	495,359
Qantas Airways Ltd.(a)	491,365	481,988
QBE Insurance Group Ltd.	31,594	325,915
Santos Ltd.	529,144	6,934,902
Seven Group Holdings Ltd.	57,060	410,541
Sims Metal Management Ltd.(a)	85,319	831,208
Suncorp Group Ltd.	617,912	7,252,964
Sydney Airport	178,469	606,552
Tabcorp Holdings Ltd	57,551	186,858
Tatts Group Ltd.	671,746	1,862,378
Toll Holdings Ltd.	354,237	1,801,703
Treasury Wine Estates Ltd.	336,660	1,452,017
Wesfarmers Ltd.	423,111	16,659,130
Woodside Petroleum Ltd.	39,844	1,387,708
Total		74,037,757
Austria 0.2%
Erste Group Bank AG	47,320	1,649,595
Raiffeisen Bank International AG	25,222	890,602
Total		2,540,197

Common Stocks (continued)

Issuer	Shares	Value ($)
Belgium 1.8%
Ageas	92,290	3,935,573
Belgacom SA	19,109	565,479
D'ieteren SA/NV	61	3,039
Delhaize Group SA	87,793	5,222,982
KBC Groep NV	96,304	5,475,412
Solvay SA	30,685	4,856,491
UCB SA	51,848	3,862,764
Total		23,921,740
Canada 9.6%
Agnico Eagle Mines Ltd.	7,010	184,924
Agrium, Inc.	22,637	2,070,833
Barrick Gold Corp.	323,695	5,706,743
Blackberry Ltd.(a)	169,400	1,259,835
Bonavista Energy Corp.	57,777	757,125
Cameco Corp.	86,882	1,802,664
Canadian Natural Resources Ltd.	177,334	5,999,891
Canadian Natural Resources Ltd.	241,512	8,172,766
Canadian Tire Corp., Ltd., Class A	39,572	3,706,301
Crescent Point Energy Corp.	474	18,407
Eldorado Gold Corp.	159,436	905,059
Empire Co., Ltd., Class A	15,249	1,041,913
Enerplus Corp.	110,371	2,005,329
Ensign Energy Services, Inc.	52,725	830,397
Fairfax Financial Holdings Ltd.	2,631	1,050,443
First Quantum Minerals Ltd.	34,124	614,858
Genworth MI Canada, Inc.	8,600	296,557
George Weston Ltd.	968	70,624
Goldcorp, Inc.	248,312	5,385,840
Goldcorp, Inc.	76,355	1,654,613
Husky Energy, Inc.	123,463	3,916,878
IAMGOLD Corp.	83,073	276,063
Industrial Alliance Insurance & Financial Services, Inc.	10,598	468,417
Kinross Gold Corp.	502,300	2,198,819
Lundin Mining Corp.(a)	256,111	1,109,071
Magna International, Inc.	128,093	10,503,083
Manulife Financial Corp.	548,594	10,824,693
Pacific Rubiales Energy Corp.	17,849	308,167

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Pan American Silver Corp.	29,214	341,300
Pan American Silver Corp.	6,100	71,370
Pengrowth Energy Corp.	178,853	1,106,203
Penn West Petroleum Ltd.	217,479	1,815,993
Precision Drilling Corp.	106,100	992,830
Sun Life Financial, Inc.	194,126	6,856,773
Suncor Energy, Inc.	613,285	21,500,337
Talisman Energy, Inc.	408,100	4,744,679
Teck Resources Ltd.	200	5,496
Teck Resources Ltd., Class B	218,255	5,681,102
Thomson Reuters Corp.	134,755	5,095,889
TransAlta Corp.	42,642	541,129
Yamana Gold, Inc.	334,663	2,885,868
Total		124,779,282
Denmark 1.8%
AP Moller — Maersk A/S, Class A	299	3,080,012
AP Moller — Maersk A/S, Class B	652	7,055,914
Carlsberg A/S, Class B	52,345	5,792,171
Danske Bank AS(a)	187,675	4,311,210
FLSmidth & Co. A/S	4,694	256,698
H Lundbeck A/S	33,898	856,397
Rockwool International A/S, Class B	957	169,472
TDC A/S	246,735	2,393,299
Total		23,915,173
Finland 0.7%
Fortum OYJ	12,332	282,130
Kesko OYJ, Class A	513	18,914
Kesko OYJ, Class B	21,904	808,043
Neste Oil OYJ	53,005	1,048,252
Stora Enso OYJ, Class R	240,830	2,420,043
UPM-Kymmene OYJ	269,838	4,576,478
Total		9,153,860
France 11.3%
Alcatel-Lucent(a)	873,448	3,876,121
ArcelorMittal	471,632	8,424,364
AXA SA	518,610	14,442,051
BNP Paribas SA	319,395	24,915,133
Bollore SA	2,811	1,650,722
Bollore SA	15	8,809

Common Stocks (continued)

Issuer	Shares	Value ($)
Bouygues SA	85,312	3,226,143
Casino Guichard Perrachon SA	20,263	2,338,066
CGG SA(a)	60,098	1,042,991
Cie de St. Gobain	178,773	9,848,080
Cie Generale des Etablissements Michelin	690	73,417
Credit Agricole SA(a)	302,250	3,874,521
Electricite de France	75,493	2,670,726
Eramet	1,530	147,919
GDF Suez	595,276	14,000,546
Lafarge SA	81,301	6,102,445
Lagardere SCA	42,592	1,583,298
Natixis	447,955	2,635,424
Orange SA	696,826	8,651,183
Peugeot SA(a)	50,579	658,193
Renault SA	101,895	8,200,141
Rexel SA	44,035	1,155,637
Societe Generale SA	172,001	10,001,941
STMicroelectronics NV	241,899	1,941,888
Thales SA	25,675	1,654,588
Vallourec SA	11,244	613,430
Vivendi SA	463,132	12,216,217
Total		145,953,994
Germany 8.6%
Allianz SE, Registered Shares	62,013	11,157,731
Bayerische Motoren Werke AG	60,272	7,077,901
Celesio AG	18,214	577,510
Commerzbank AG(a)	338,399	5,462,907
Daimler AG, Registered Shares	361,252	31,351,065
Deutsche Bank AG, Registered Shares	292,580	14,055,955
Deutsche Lufthansa AG, Registered Shares(a)	57,310	1,214,775
Deutsche Telekom AG, Registered Shares	421,158	7,256,632
E.ON SE	737,248	13,630,168
HeidelbergCement AG	68,852	5,228,291
Muenchener Rueckversicherungs AG, Registered Shares	29,363	6,476,595
RWE AG	135,046	4,947,952
Salzgitter AG	4,828	205,891
Volkswagen AG	12,160	3,301,656
Total		111,945,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 2.0%
Cathay Pacific Airways Ltd.	402,000	851,783
Cheung Kong Holdings Ltd.	129,000	2,040,880
FIH Mobile Ltd.(a)	398,000	214,541
Hang Lung Group Ltd.	29,000	146,703
Henderson Land Development Co., Ltd.	511,188	2,922,434
Hongkong & Shanghai Hotels (The)	122,750	166,674
Hopewell Holdings Ltd.	227,000	769,713
Hutchison Whampoa Ltd.	641,000	8,734,115
Kerry Logistics Network Ltd.(a)	59,000	83,848
Kerry Properties Ltd.	118,000	410,866
MTR Corp.	6,000	22,741
New World Development Co., Ltd.	2,080,249	2,634,124
Orient Overseas International Ltd.	92,000	463,025
Shangri-La Asia Ltd.	32,000	62,481
Sino Land Co., Ltd.	172,000	235,879
Sun Hung Kai Properties Ltd.	139,000	1,766,602
Swire Pacific Ltd., Class A	86,000	1,010,471
Wharf Holdings Ltd.	235,000	1,800,135
Wheelock & Co., Ltd.	441,000	2,031,633
Total		26,368,648
Ireland 0.1%
Bank of Ireland(a)	1,274,797	444,301
Bank of Ireland, ADR(a)	27,096	390,453
Total		834,754
Israel 0.5%
Bank Hapoalim BM	561,883	3,147,645
Bank Leumi Le-Israel BM(a)	397,036	1,621,535
Israel Discount Bank Ltd., Class A(a)	661,359	1,262,335
Mizrahi Tefahot Bank Ltd.	12,436	162,757
Total		6,194,272
Italy 1.4%
Banca Monte dei Paschi di Siena SpA(a)	2,312,349	556,536
Fiat SpA(a)	687	5,623
Intesa Sanpaolo SpA	715,602	1,760,167
Mediaset SpA(a)	140,209	664,931
Telecom Italia SpA	4,606,798	4,593,698
UniCredit SpA	1,123,446	8,287,265

Common Stocks (continued)

Issuer	Shares	Value ($)
Unione di Banche Italiane SCPA	309,893	2,100,853
Total		17,969,073
Japan 20.7%
77 Bank Ltd. (The)	154,000	745,857
Aeon Co., Ltd.	279,300	3,786,380
Aisin Seiki Co., Ltd.	17,000	691,153
Alfresa Holdings Corp.	18,500	918,242
Amada Co., Ltd.	162,000	1,430,675
Aoyama Trading Co., Ltd.	2,700	73,020
Asahi Glass Co., Ltd.	445,000	2,770,921
Asahi Kasei Corp.	208,000	1,631,514
Autobacs Seven Co., Ltd.	31,500	490,652
Azbil Corp.	4,900	114,209
Bank of Kyoto Ltd. (The)	115,000	961,371
Bank of Yokohama Ltd. (The)	434,000	2,421,386
Canon Marketing Japan, Inc.	21,000	293,081
Chiba Bank Ltd. (The)	267,000	1,801,891
Chugoku Bank Ltd. (The)	51,000	648,220
Citizen Holdings Co., Ltd.	109,300	922,169
Coca-Cola West Co., Ltd.	25,500	540,086
COMSYS Holdings Corp.	42,700	671,359
Cosmo Oil Company Ltd.(a)	256,000	489,208
Dai Nippon Printing Co., Ltd.	273,000	2,899,851
Daicel Corp.	50,000	407,491
Daido Steel Co., Ltd.	54,000	268,736
Denki Kagaku Kogyo KK	160,000	661,325
Fuji Media Holdings, Inc.	11,100	227,316
FUJIFILM Holdings Corp.	179,100	5,083,760
Fujitsu Ltd.(a)	677,000	3,508,673
Fukuoka Financial Group, Inc.	326,000	1,430,961
Fukuyama Transporting Co., Ltd.	56,000	307,623
Furukawa Electric Co., Ltd.	342,000	859,758
Glory Ltd.	2,500	64,880
Gunma Bank Ltd. (The)	114,000	636,959
H2O Retailing Corp.	27,000	216,035
Hachijuni Bank Ltd. (The)	126,000	735,551
Hakuhodo DY Holdings, Inc.	11,800	91,482
Hankyu Hanshin Holdings, Inc.	161,000	869,958
Hiroshima Bank Ltd. (The)	105,000	435,092

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Hitachi Chemical Co., Ltd.	28,300	451,338
Hitachi Transport System Ltd	7,000	104,642
Hokuhoku Financial Group, Inc.	284,000	567,813
House Foods Group, Inc.	28,700	433,494
Ibiden Co., Ltd.	45,200	846,363
Idemitsu Kosan Co., Ltd.	39,600	901,521
Inpex Corp.	329,200	4,222,375
Isetan Mitsukoshi Holdings Ltd.	156,200	2,223,611
ITOCHU Corp.	408,100	5,045,192
Iyo Bank Ltd. (The)	77,600	761,335
J Front Retailing Co., Ltd.	229,000	1,737,257
JFE Holdings, Inc.	192,200	4,580,136
Joyo Bank Ltd. (The)	77,000	393,715
JTEKT Corp.	46,600	795,132
JX Holdings, Inc.	882,000	4,541,813
K's Holdings Corp.	8,300	239,855
Kajima Corp.	43,000	161,723
Kamigumi Co., Ltd.	103,000	945,072
Kaneka Corp.	116,000	761,673
Kawasaki Kisen Kaisha Ltd.	277,000	701,589
Kewpie Corp.	16,000	222,218
Kinden Corp.	59,000	617,710
Kobe Steel Ltd.(a)	1,067,000	1,829,249
Konica Minolta, Inc.	206,500	2,063,615
Kuraray Co., Ltd.	50,300	600,421
Kyocera Corp.	121,200	6,058,978
Kyowa Hakko Kirin Co., Ltd.	92,000	1,015,224
Lintec Corp.	1,100	20,394
Marubeni Corp.	265,000	1,907,755
Marui Group Co., Ltd.	93,200	947,967
Medipal Holdings Corp.	68,500	904,300
MEIJI Holdings Co., Ltd.	27,700	1,780,479
Mitsubishi Chemical Holdings Corp.	596,500	2,760,445
Mitsubishi Corp.	607,000	11,653,138
Mitsubishi Gas Chemical Co., Inc.	156,000	1,149,992
Mitsubishi Logistics Corp.	4,000	63,322
Mitsubishi Materials Corp.	296,000	1,094,148
Mitsubishi Tanabe Pharma Corp.	98,700	1,376,569
Mitsubishi UFJ Financial Group, Inc.	4,581,500	30,418,396

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsui & Co., Ltd.	761,100	10,610,602
Mitsui Chemicals, Inc.	381,000	921,263
Mitsui OSK Lines Ltd.	477,000	2,152,794
Mizuho Financial Group, Inc.	3,307,200	7,180,036
MS&AD Insurance Group Holdings, Inc.	86,500	2,325,031
Nagase & Co., Ltd.	46,400	562,633
NEC Corp.	1,078,000	2,433,267
Nippon Electric Glass Co., Ltd.	156,000	819,492
Nippon Express Co., Ltd.	500,000	2,420,308
Nippon Meat Packers, Inc.	78,000	1,340,632
Nippon Paper Industries Co., Ltd.	41,100	763,345
Nippon Shokubai Co., Ltd.	42,000	464,024
Nippon Steel & Sumitomo Metal Corp.	1,927,000	6,462,785
Nippon Television Holdings, Inc.	19,300	348,466
Nippon Yusen KK	792,000	2,532,363
Nishi-Nippon City Bank Ltd. (The)	175,000	471,440
Nissan Motor Co., Ltd.	494,300	4,142,238
Nissan Shatai Co., Ltd.	10,000	145,381
Nisshin Seifun Group, Inc.	91,850	949,936
Nisshin Steel Holdings Co., Ltd	14,400	172,528
Nisshinbo Holdings, Inc.	61,000	587,386
NKSJ Holdings, Inc.	14,200	395,237
NOK Corp.	27,400	448,785
NTN Corp.(a)	201,000	914,182
NTT DoCoMo, Inc.	4,034	66,601
NTT DoCoMo, Inc.	412,200	6,787,403
Obayashi Corp.	278,000	1,585,650
Oji Holdings Corp.	325,000	1,667,060
Otsuka Holdings Co., Ltd.	9,800	282,965
Pola Orbis Holdings, Inc.	6,800	242,830
Resona Holdings, Inc.	176,800	902,116
Ricoh Co., Ltd.	332,000	3,530,760
Rohm Co., Ltd.	41,400	2,019,370
Sankyo Co., Ltd.	15,700	724,101
SBI Holdings, Inc.	15,700	238,395
Seiko Epson Corp.	22,700	611,187
Seino Holdings Corp.	62,000	652,468
Sekisui House Ltd.	277,000	3,876,118
Shiga Bank Ltd. (The)	35,000	183,865

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Shimizu Corp.	261,000	1,318,850
Shizuoka Bank Ltd. (The)	22,000	234,990
Showa Denko KK	502,000	711,993
Showa Shell Sekiyu KK	29,100	295,798
SKY Perfect JSAT Holdings, Inc.	70,400	381,038
Sojitz Corp.	524,100	933,118
Sony Corp.	487,800	8,408,850
Sumitomo Chemical Co., Ltd.	649,000	2,547,218
Sumitomo Corp.	435,400	5,472,164
Sumitomo Electric Industries Ltd.	312,200	5,218,750
Sumitomo Forestry Co., Ltd.	59,700	695,140
Sumitomo Heavy Industries Ltd.	229,000	1,055,200
Sumitomo Metal Mining Co., Ltd.	125,000	1,637,911
Sumitomo Mitsui Financial Group, Inc.	153,600	7,987,720
Sumitomo Mitsui Trust Holdings, Inc.	56,000	296,308
Suzuken Co., Ltd.	28,400	919,960
Suzuki Motor Corp.	58,600	1,579,073
T&D Holdings, Inc.	60,700	849,593
Taisei Corp.	9,000	40,958
Takashimaya Co., Ltd.	110,000	1,097,545
TDK Corp.	53,100	2,547,418
Teijin Ltd.	427,000	951,116
The Dai-ichi Life Insurance Co., Ltd.	66,300	1,109,399
Toho Holdings Co., Ltd.	6,700	107,550
Tokai Rika Co., Ltd.	18,900	376,313
Tokio Marine Holdings, Inc.	11,000	368,167
Tokyo Broadcasting System Holdings, Inc.	15,300	190,196
Toppan Printing Co Ltd	238,000	1,905,096
Tosoh Corp.	223,000	1,038,998
Toyo Seikan Group Holdings Ltd.	65,700	1,414,403
Toyota Tsusho Corp.	31,000	768,766
Ube Industries Ltd.	179,000	383,387
UNY Group Holdings Co., Ltd.	89,400	548,425
Ushio, Inc.	25,000	332,297
Wacoal Holdings Corp.	45,000	458,177
Yamada Denki Co., Ltd.	391,900	1,281,896
Yamaguchi Financial Group, Inc.	82,000	760,402
Yamaha Corp.	65,600	1,042,939
Yamato Kogyo Co., Ltd.	12,900	412,559

Common Stocks (continued)

Issuer	Shares	Value ($)
Yamazaki Baking Co., Ltd	31,000	318,004
Total		267,939,542
Mongolia —%
Turquoise Hill Resources Ltd.(a)	23,648	78,140
Netherlands 3.4%
Aegon NV	902,999	8,557,293
Akzo Nobel NV	73,198	5,676,209
ING Groep NV-CVA(a)	1,477,682	20,641,047
Koninklijke Ahold NV	174,801	3,141,372
Koninklijke DSM NV	72,450	5,701,699
Koninklijke KPN NV(a)	51,192	165,406
Total		43,883,026
New Zealand —%
Auckland International Airport Ltd.	44,231	128,456
Contact Energy Ltd.	60,787	256,655
Fletcher Building Ltd.	7,152	50,118
Total		435,229
Norway 0.8%
DNB ASA	376,574	6,758,810
Norsk Hydro ASA	419,043	1,874,600
Orkla ASA	14,398	112,540
Stolt-Nielsen Ltd.	3,206	88,273
Storebrand ASA(a)	52,518	329,214
Subsea 7 SA	80,532	1,543,870
Wilh Wilhelmsen ASA	6,100	57,096
Total		10,764,403
Portugal 0.1%
Banco Espirito Santo SA, Registered Shares(a)	280,446	400,512
EDP Renovaveis SA(a)	60,895	323,457
Total		723,969
Singapore 0.9%
CapitaLand Ltd.	1,107,000	2,668,326
DBS Group Holdings Ltd.	877	11,918
Golden Agri-Resources Ltd.	3,841,000	1,662,768
Hutchison Port Holdings Trust	280,000	189,230
Keppel Land Ltd.	358,000	950,277
Neptune Orient Lines Ltd.(a)	398,000	355,665

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Noble Group Ltd.	1,750,000	1,490,367
Olam International Ltd.	423,000	515,990
OUE Ltd.	150,000	297,683
Singapore Airlines Ltd.	278,000	2,296,201
United Industrial Corp., Ltd.	20,000	47,156
Venture Corp., Ltd.	38,000	231,349
Wilmar International Ltd.	571,000	1,550,998
Total		12,267,928
Spain 1.3%
Acciona SA	10,232	589,415
Banco de Sabadell SA	732,193	1,911,913
Banco Popular Espanol SA(a)	106,808	645,137
Banco Santander SA	213,066	1,915,995
CaixaBank SA	312,282	1,626,612
Iberdrola SA	1,445,713	9,226,194
Repsol SA	29,718	749,878
Total		16,665,144
Sweden 3.0%
Boliden AB	140,490	2,153,931
Meda AB, Class A	77,757	987,483
Nordea Bank AB	915,382	12,341,911
Saab AB, Class B	82,657	2,217,326
Skandinaviska Enskilda Banken AB	9,980	124,328
Skandinaviska Enskilda Banken AB, Class A	567,563	7,498,229
SSAB AB, Class A	52,196	400,973
SSAB AB, Class B	24,533	158,588
Svenska Cellulosa AB SCA, Class A	21,080	648,933
Svenska Cellulosa AB, Class B	131,288	4,044,703
Swedbank AB, Class A	49,796	1,402,719
Tele2 AB, Class B	827	9,393
Telefonaktiebolaget LM Ericsson	1,702	19,714
Telefonaktiebolaget LM Ericsson, Class B	411,020	5,018,347
TeliaSonera AB	151,110	1,260,319
Total		38,286,897
Switzerland 8.3%
Adecco SA, Registered Shares	56,622	4,495,036
Alpiq Holding AG, Registered Shares	673	92,481

Common Stocks (continued)

Issuer	Shares	Value ($)
Aryzta AG	36,462	2,801,700
Baloise Holding AG, Registered Shares	13,271	1,692,240
Clariant AG, Registered Shares	85,476	1,564,473
Credit Suisse Group AG, Registered Shares	507,267	15,655,974
Givaudan SA	42	60,084
Glencore Xstrata PLC	1,964,477	10,220,304
Holcim Ltd., Registered Shares	104,322	7,799,598
Lonza Group AG, Registered Shares	8,095	769,294
Novartis AG, Registered Shares	242,537	19,439,190
Sulzer AG, Registered Shares	8,251	1,333,207
Swiss Life Holding AG, Registered Shares	6,968	1,448,646
Swiss Re AG	163,221	15,047,092
UBS AG, Registered Shares	836,365	16,014,177
Zurich Insurance Group AG	31,678	9,188,651
Total		107,622,147
United Kingdom 17.3%
Anglo American PLC	365,775	8,005,101
Aviva PLC	341,599	2,555,657
Barclays PLC	3,591,226	16,239,102
Barclays PLC ADR	32,674	592,380
BP PLC	5,015,218	40,643,901
BP PLC, ADR	99,208	4,822,501
Carnival PLC, ADR	76,164	3,156,998
HSBC Holdings PLC, ADR	781,183	43,066,619
Inchcape PLC	3,119	31,851
International Consolidated Airlines Group SA(a)	383,148	2,552,847
Investec PLC	174,092	1,264,391
J Sainsbury PLC	362,233	2,192,316
Kazakhmys PLC	87,338	316,874
Kingfisher PLC	796,454	5,084,595
Lloyds Banking Group PLC(a)	10,715,415	14,060,638
Old Mutual PLC	765,456	2,401,701
Resolution Ltd.	530,892	3,116,215
Royal Bank of Scotland Group PLC, ADR(a)	363,625	4,119,871
Royal Dutch Shell PLC, ADR	10,905	777,199
Royal Dutch Shell PLC, ADR	126,367	9,491,425
Royal Dutch Shell PLC, Class A	658,272	23,502,129

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Vedanta Resources PLC	13,780	213,912
Vodafone Group PLC	8,643,468	34,031,003
Vodafone Group PLC, ADR	31,468	1,237,007
Wm Morrison Supermarkets PLC	131,877	570,871
Total		224,047,104
Total Common Stocks (Cost: $1,060,414,905)		1,290,327,308

Rights —%

Canada —%
Turquoise Hill Resources Ltd.(a)	23,648	22,262
Spain —%
Repsol SA(a)	29,718	20,278
Total Rights (Cost: $55,725)		42,540

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	3,042,621	3,042,621
Total Money Market Funds (Cost: $3,042,621)		3,042,621
Total Investments (Cost: $1,063,513,251)		1,293,412,469
Other Assets & Liabilities, Net		3,591,422
Net Assets		1,297,003,891

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,819,862	235,907,853	(237,685,094)	3,042,621	5,959	3,042,621

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	22,462,272	95,028,613	—	117,490,885
Consumer Staples	1,112,537	60,096,552	—	61,209,089
Energy	69,062,791	94,804,656	—	163,867,447
Financials	67,666,207	397,663,305	—	465,329,512
Health Care	—	32,512,807	—	32,512,807
Industrials	—	132,666,039	—	132,666,039
Information Technology	1,259,835	41,861,221	—	43,121,056
Materials	29,170,098	119,165,880	—	148,335,978
Telecommunication Services	1,303,608	77,930,032	—	79,233,640
Utilities	541,129	46,019,726	—	46,560,855
Rights
Energy	—	20,278	—	20,278
Materials	22,262	—	—	22,262
Total Equity Securities	192,600,739	1,097,769,109	—	1,290,369,848
Mutual Funds
Money Market Funds	3,042,621	—	—	3,042,621
Total Mutual Funds	3,042,621	—	—	3,042,621
Total	195,643,360	1,097,769,109	—	1,293,412,469

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Senior Loans 97.5%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 1.4%
Armor Holding II LLC 1st Lien Term Loan(a)(b) 06/26/20	5.750%	646,750	649,175
DAE Aviation Holdings, Inc. Tranche B1 Term Loan(a)(b) 11/02/18	6.250%	611,525	615,347
Ducommun, Inc. Tranche B-1 Term Loan(a)(b) 06/28/17	4.750%	418,816	419,863
Hawker Beechcraft Acquisition Co. LLC Term Loan(a)(b) 02/14/20	5.750%	750,000	755,625
IAP Worldwide Services, Inc. 1st Lien Term Loan(a)(b) 12/31/15	10.000%	3,576,952	1,236,688
Sequa Corp. Term Loan(a)(b) 06/19/17	5.250%	957,769	933,308
Standard Aero Ltd. Tranche B2 Term Loan(a)(b) 11/02/18	6.250%	277,225	278,958
TransDigm, Inc. Tranche C Term Loan(a)(b) 02/28/20	3.750%	5,475,844	5,485,810
Total			10,374,774
Automotive 3.6%
ASP HHI Acquisition Co., Inc. Term Loan(a)(b) 10/05/18	5.000%	1,743,295	1,758,009
Affinia Group, Inc. Tranche B2 Term Loan(a)(b) 04/25/20	4.750%	547,250	554,091
Atlantic Aviation FBO, Inc. Term Loan(a)(b) 06/01/20	3.250%	422,875	422,347
Chrysler Group LLC Tranche B Term Loan(a)(b)(c) 05/24/17	3.500%	4,700,000	4,728,059
Federal-Mogul Corp.(a)(b) Tranche B Term Loan 12/29/14	2.108%	3,871,468	3,823,074
Tranche C Term Loan 12/28/15	2.108%	2,278,332	2,249,853
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	4.750%	8,375,000	8,456,656

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung Tranche C Term Loan(a)(b) 01/27/17	4.250%	750,000	755,310
Metaldyne LLC Term Loan(a)(b) 12/18/18	5.000%	324,181	327,627
Tower Automotive Holdings U.S.A. LLC 1st Lien Term Loan(a)(b) 04/23/20	4.750%	771,130	774,662
Veyance Technologies, Inc. Term Loan(a)(b) 09/08/17	5.250%	3,250,438	3,258,563
Total			27,108,251
Banking 0.6%
American Beacon Advisors, Inc. Term Loan(a)(b) 11/22/19	4.750%	375,000	375,938
Clipper Acquisitions Corp. Term Loan(a)(b) 02/06/20	4.000%	1,982,481	1,997,350
Hamilton Lane Advisors LLC Term Loan(a)(b) 02/28/18	5.250%	733,471	735,305
Home Loan Servicing Solutions Ltd. Term Loan(a)(b) 06/26/20	4.500%	1,019,875	1,024,974
NXT Capital LLC Term Loan(a)(b) 09/04/18	6.234%	673,312	666,579
Total			4,800,146
Brokerage 1.4%
Cetera Financial Group, Inc. Term Loan(a)(b) 08/07/19	6.500%	670,781	678,327
LPL Holdings, Inc. Tranche B Term Loan(a)(b) 03/29/19	3.250%	719,562	718,066
Nuveen Investments, Inc. Tranche B 1st Lien Term Loan(a)(b) 05/13/17	4.167%	7,825,000	7,787,518
Walter Investment Management Corp.(a)(b) Tranche B Term Loan 12/18/20	4.750%	1,130,919	1,131,767
Walter Investment Management Corp.(a)(b)(c) Tranche B Term Loan 12/18/20	4.750%	200,000	200,150
Total			10,515,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc. Tranche B Term Loan(a)(b) 04/16/20	3.500%	1,221,937	1,223,294
CPG International, Inc. Term Loan(a)(b) 09/30/20	4.750%	523,688	524,997
Total			1,748,291
Chemicals 4.0%
AZ Chem U.S., Inc. Term Loan(a)(b) 12/22/17	5.250%	1,050,854	1,055,583
Allnex & Cy SCA Tranche B1 Term Loan(a)(b) 10/04/19	4.500%	278,417	280,681
Allnex U.S.A, Inc. Tranche B2 Term Loan(a)(b) 10/04/19	4.500%	144,457	145,632
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(a)(b) 02/01/20	4.750%	4,714,375	4,743,840
Chemtura Corp. Term Loan(a)(b) 08/29/16	5.000%	454,009	455,825
Emerald Performance Materials LLC 1st Lien Term Loan(a)(b) 05/18/18	6.750%	763,377	767,194
General Chemical Corp. Tranche B Term Loan(a)(b) 10/06/15	5.007%	374,140	374,140
Huntsman International LLC Tranche B Term Loan(a)(b)(c) 10/15/20	3.750%	1,725,000	1,725,000
Ineos U.S. Finance LLC Term Loan(a)(b) 05/04/18	4.000%	8,032,659	8,052,740
MacDermid, Inc. 1st Lien Tranche B Term Loan(a)(b) 06/07/20	4.000%	721,375	726,107
Omnova Solutions, Inc. Tranche B1 Term Loan(a)(b) 05/31/18	4.250%	2,400,750	2,408,264
Oxea Finance & Cy SCA 1st Lien Tranche B2 Term Loan(a)(b) 01/15/20	4.250%	675,000	678,375
PQ Corp. Term Loan(a)(b) 08/07/17	4.500%	1,064,250	1,070,635

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Taminco Global Chemical Corp. Tranche B2 Term Loan(a)(b) 02/15/19	4.250%	442,159	443,503
Tata Chemicals North America Term Loan(a)(b) 08/07/20	3.750%	1,069,625	1,069,625
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	2,910,375	2,946,027
Univar, Inc. Tranche B Term Loan(a)(b) 06/30/17	5.000%	2,852,782	2,826,622
Total			29,769,793
Construction Machinery 0.5%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b) 03/16/17	6.002%	2,071,417	2,076,596
CPM Acquisition Corp. 1st Lien Term Loan(a)(b) 08/29/17	6.250%	518,438	520,381
IES Global BV Term Loan(a)(b) 08/16/19	6.750%	675,000	669,094
Terex Corp. Term Loan(a)(b) 04/28/17	3.500%	595,285	599,256
Total			3,865,327
Consumer Cyclical Services 4.9%
Acosta, Inc. Tranche B Term Loan(a)(b) 03/03/18	4.250%	5,131,292	5,158,231
Brickman Group Holdings, Inc. Term Loan(a)(b) 12/18/20	4.000%	675,000	677,531
Bright Horizons Family Solutions LLC Tranche B Term Loan(a)(b) 01/30/20	4.000%	2,524,500	2,537,754
Garda World Security Corp.(a)(b) Tranche B Term Loan 11/06/20	4.000%	358,333	358,670
Garda World Security Corp.(a)(b)(c)(d) Tranche B Delayed Draw Term Loan 11/06/20	0.500%	91,667	91,753
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(a)(b) 10/31/19	5.250%	1,041,931	1,052,351

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
KAR Auction Services, Inc. Term Loan(a)(b) 05/19/17	3.750%	3,013,147	3,024,447
Live Nation Entertainment, Inc. Term B-1 Loan(a)(b) 08/17/20	3.500%	5,203,048	5,218,240
Monitronics International, Inc. Tranche B Term Loan(a)(b) 03/23/18	4.250%	323,367	325,792
RGIS Services LLC(a)(b) Term Loan 10/18/16	4.497%	1,851,696	1,814,662
Tranche C Term Loan 10/18/17	5.500%	990,870	976,007
Sedgwick Claims Management Services, Inc. 1st Lien Tranche B Term Loan(a)(b) 06/12/18	4.250%	597,000	599,973
ServiceMaster Co. (The)(a)(b) Tranche B Term Loan 01/31/17	4.420%	992,443	985,625
Tranche C Term Loan 01/31/17	4.250%	2,153,250	2,131,179
U.S. Security Associates Holdings, Inc.(a)(b) Delayed Draw Term Loan 07/28/17	6.000%	132,122	132,287
Tranche B Term Loan 07/28/17	6.000%	674,992	675,836
Wash MultiFamily Laundry Systems LLC Term Loan(a)(b) 02/21/19	4.500%	272,938	272,938
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	3.750%	6,128,687	5,449,935
West Corp. Tranche B8 Term Loan(a)(b) 06/30/18	3.750%	5,427,282	5,447,580
Total			36,930,791
Consumer Products 2.4%
Bombardier Recreational Products, Inc. Term B Loan(a)(b) 01/30/19	4.000%	3,073,714	3,081,398
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	425,125	431,238
NBTY, Inc. Tranche B2 Term Loan(a)(b) 10/01/17	3.500%	3,654,186	3,673,772

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Party City Holdings, Inc. Term Loan(a)(b) 07/27/19	4.250%	1,262,250	1,266,592
Polarpak, Inc. Term Loan(a)(b) 06/07/20	4.500%	241,801	243,614
Prestige Brands, Inc. Tranche B1 Term Loan(a)(b) 01/31/19	3.792%	259,186	259,694
Revlon Consumer Products Corp. Term Loan(a)(b) 08/19/19	4.000%	1,075,000	1,078,021
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,666,398	2,679,730
Spectrum Brands, Inc. Tranche C Term Loan(a)(b) 09/04/19	3.500%	972,562	973,282
Sun Products Corp. (The) Tranche B Term Loan(a)(b) 03/23/20	5.500%	2,084,250	1,972,743
Visant Corp. Tranche B Term Loan(a)(b) 12/22/16	5.250%	2,197,360	2,162,576
WNA Holdings, Inc. Term Loan(a)(b) 06/07/20	4.500%	131,349	132,334
Total			17,954,994
Diversified Manufacturing 2.7%
Accudyne Industries LLC Term Loan(a)(b) 12/13/19	4.000%	2,778,963	2,781,853
Allflex Holdings IiII, Inc. 1st Lien Term Loan(a)(b) 07/17/20	4.250%	623,438	625,464
Ameriforge Group, Inc. 1st Lien Term Loan(a)(b) 12/19/19	5.000%	794,260	797,898
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	694,750	697,182
BakerCorp International, Inc. Term Loan(a)(b) 02/07/20	4.250%	2,282,750	2,267,524
Ceramtec(a)(b) Tranche B-2 Term Loan 08/28/20	4.250%	29,835	29,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B-3 Term Loan 08/28/20	4.250%	92,163	92,354
Faenza Germany GmbH Holdings Tranche B1 Term Loan(a)(b) 08/28/20	4.250%	303,002	303,632
Filtration Group Corp. 1st Lien Term Loan(a)(b) 11/20/20	4.500%	225,000	227,110
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	1,695,750	1,695,546
Grede LLC (Grede II LLC) Tranche B Term Loan(a)(b) 05/02/18	4.500%	1,997,586	2,000,083
Milacron LLC Term Loan(a)(b) 03/28/20	4.250%	397,000	397,000
Pelican Products, Inc. 1st Lien Term Loan(a)(b) 07/17/18	6.250%	985,000	986,231
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	4,189,500	4,198,214
Spin Holdco, Inc. 1st Lien Term Loan(a)(b) 11/14/19	4.250%	1,496,250	1,502,804
Tomkins LLC/Inc. Tranche B2 Term Loan(a)(b) 09/29/16	3.750%	1,225,704	1,228,156
Total			19,830,949
Electric 2.0%
AES Corp. (The) Term Loan(a)(b) 06/01/18	3.750%	2,164,564	2,176,751
Calpine Construction Finance Co. LP(a)(b) Tranche B-1 Term Loan 05/03/20	3.000%	995,000	984,891
Tranche B-2 Term Loan 01/31/22	3.250%	373,125	368,849
Calpine Corp.(a)(b) Term Loan 04/01/18	4.000%	2,065,947	2,077,867
04/01/18	4.000%	1,072,500	1,078,688
Dynegy, Inc. Tranche B-2 Term Loan(a)(b) 04/23/20	4.000%	933,769	937,271
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
EFS Cogen Holdings I LLC Tranche B Term Loan(a)(b) 12/17/20	5.000%	500,000	503,125
Equipower Resources Holdings LLC 1st Lien Tranche C Term Loan(a)(b) 12/31/19	4.250%	547,251	548,619
Generac Power Systems, Inc. Tranche B Term Loan(a)(b) 05/29/20	3.500%	2,443,875	2,442,848
LSP Madison Funding LLC Term Loan(a)(b) 06/28/19	5.500%	1,319,733	1,330,463
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	583,832	589,489
Raven Power Finance LLC Term Loan(a)(b) 12/19/20	5.250%	1,250,000	1,246,875
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b) 10/10/17	4.730%	1,040,974	718,928
Total			15,004,664
Entertainment 2.6%
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,282,750	2,285,284
Alpha Topco Ltd. Tranche B Term Loan(a)(b) 04/30/19	4.500%	3,374,562	3,407,835
Aufinco Propriety Ltd. Tranche B Term Loan(a)(b) 05/29/20	4.000%	447,750	449,429
Cedar Fair LP Term Loan(a)(b) 03/06/20	3.250%	1,080,532	1,083,622
ClubCorp Club Operations, Inc. Term Loan(a)(b) 07/24/20	4.000%	2,897,015	2,915,122
SRAM LLC 1st Lien Term Loan(a)(b) 04/10/20	4.026%	1,854,024	1,851,706
Seaworld Parks & Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 05/14/20	3.000%	4,720,250	4,661,247
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b) 12/20/18	3.501%	636,683	637,931

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Town Sports International LLC Term Loan(a)(b) 11/15/20	4.500%	1,050,000	1,056,563
WMG Acquisitions Corp. Tranche B Term Loan(a)(b) 07/01/20	3.750%	947,625	946,914
Total			19,295,653
Environmental 1.0%
ADS Waste Holdings, Inc. Tranche B Term Loan(a)(b) 10/09/19	4.250%	4,853,481	4,875,031
Tervita Corp. Term Loan(a)(b) 05/15/18	6.250%	2,508,550	2,516,402
WTG Holdings III 1st Lien Term Loan(a)(b)(c) 12/11/20	4.750%	325,000	326,082
Total			7,717,515
Food and Beverage 4.6%
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	1,188,000	1,171,665
Aramark Corp.(a)(b) 2nd Letter of Credit 07/26/16	0.000%	52,186	52,238
3rd Letter of Credit 07/26/16	0.000%	286,407	286,693
Tranche B Term Loan 07/26/16	3.747%	435,509	435,944
Tranche C Term Loan 07/26/16	3.747%	1,555,280	1,556,835
Tranche D Term Loan 09/09/19	4.000%	2,375,000	2,388,846
Arysta LifeScience SPC LLC 1st Lien Term Loan(a)(b) 05/29/20	4.500%	2,238,750	2,249,250
CSM Bakery Supplies LLC Term Loan(a)(b) 07/03/20	4.750%	997,500	998,747
Centerplate, Inc.(a)(b) Tranche A Term Loan 11/26/19	4.750%	321,750	322,957
Centerplate, Inc.(a)(b)(c) Tranche A Term Loan 11/26/19	4.750%	75,000	75,281
Clearwater Seafoods LP Tranche B Term Loan(a)(b) 06/26/19	4.750%	447,750	449,429

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Darling International, Inc. Tranche B Term Loan(a)(b)(c) 01/01/21	3.250%	575,000	579,675
Del Monte Foods Co. Term Loan(a)(b) 03/08/18	4.000%	6,213,233	6,227,586
Del Monte Foods, Inc. 2nd Lien Term Loan(a)(b)(c) 01/26/21	8.250%	600,000	605,250
Dole Food Co., Inc. Tranche B Term Loan(a)(b) 11/01/18	4.500%	1,375,000	1,379,579
High Liner Foods, Inc. Term Loan(a)(b) 12/19/17	4.750%	698,159	699,904
JBS U.S.A. LLC(a)(b) Term Loan 09/18/20	3.750%	1,371,562	1,366,995
Term Loan 05/25/18	3.750%	6,466,307	6,466,307
Paciific Industrial Services Finco Pty Ltd. Tranche B Term Loan(a)(b) 10/02/18	5.000%	1,072,312	1,086,167
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	6,343,125	6,397,295
Total			34,796,643
Gaming 1.7%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	0.000%	503,297	504,556
Bally Technologies, Inc. Tranche B Term Loan(a)(b) 11/25/20	4.250%	1,197,000	1,204,852
Boyd Gaming Corp. Term B Loan(a)(b) 08/14/20	4.000%	448,875	449,575
Caesars Entertainment Operating Co., Inc. Tranche B6 Term Loan(a)(b) 01/28/18	5.488%	2,944,674	2,807,864
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	5.000%	750,000	760,305
Golden Nugget, Inc.(a)(b) Term Loan 11/21/19	5.500%	262,500	266,109
Golden Nugget, Inc.(a)(b)(c)(d) Delayed Draw Term Loan 11/21/19	0.000%	112,500	114,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Las Vegas Sands LLC Tranche B Term Loan(a)(b) 12/19/20	3.250%	1,550,000	1,547,908
Pinnacle Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 08/13/20	3.750%	895,500	898,634
Scientific Games International, Inc. Term Loan(a)(b) 10/18/20	4.250%	3,475,000	3,475,869
Tropicana Entertainment Inc. Term Loan(a)(b) 11/27/20	4.000%	299,250	298,819
Total			12,328,538
Gas Distributors 0.5%
Obsidian Holdings LLC Tranche A Term Loan(a)(b) 11/02/15	6.750%	502,063	507,083
Obsidian Natural Gas Trust Term Loan(a)(b) 11/02/15	7.000%	2,547,166	2,572,638
Power Buyer LLC(a)(b) 1st Lien Delayed Draw Term Loan 05/06/20	3.685%	14,500	14,283
1st Lien Term Loan 05/06/20	4.250%	265,333	261,353
Power Buyer LLC(a)(b)(c)(d) 1st Lien Delayed Draw Term Loan 05/06/20	3.685%	18,833	18,550
Total			3,373,907
Gas Pipelines 0.2%
Ruby Western Pipeline Holdings LLC Term Loan(a)(b) 03/27/20	3.500%	425,418	425,286
Tallgrass Operations LLC Term Loan(a)(b) 11/13/18	4.250%	1,357,330	1,364,538
Total			1,789,824
Health Care 8.7%
ATI Holdings, Inc. Term Loan(a)(b) 12/20/19	5.000%	420,750	421,541
Alere, Inc.(a)(b) Tranche B Term Loan 06/30/17	4.250%	4,609,023	4,634,972
Tranche B1 Term Loan 06/30/17	4.250%	661,500	665,224
Tranche B2 Term Loan 06/30/17	4.250%	564,938	568,118

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	1,169,126	1,155,143
BSN Medical Luxembourg Holding Sarl Tranche B-1 Term Loan(a)(b) 08/28/19	4.000%	600,000	603,186
CHS/Community Health Systems, Inc. Term Loan(a)(b) 01/25/17	3.737%	4,555,161	4,588,596
CRC Health Corp.(a)(b) Tranche B2 Term Loan 11/16/15	4.667%	2,416,842	2,418,848
CRC Health Corp.(a)(b)(c) Tranche B-4 Term Loan 11/16/15	4.743%	225,000	223,875
ConvaTec, Inc. Term Loan(a)(b) 12/22/16	4.000%	1,985,740	1,994,834
DJO Finance LLC Tranche B Term Loan(a)(b) 09/15/17	4.750%	2,958,771	2,986,524
DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b) 10/20/16	4.500%	2,546,250	2,560,254
Emdeon, Inc. Tranche B-2 Term Loan(a)(b) 11/02/18	3.750%	1,612,813	1,614,829
Envision Healthcare Corp. Term Loan(a)(b) 05/25/18	4.000%	4,434,643	4,443,868
Gentiva Health Services, Inc. Tranche B Term Loan(a)(b) 10/18/19	6.500%	1,200,000	1,185,756
Health Management Associates, Inc. Tranche B Term Loan(a)(b) 11/16/18	3.500%	4,320,514	4,317,447
Hologic, Inc. Tranche B Term Loan(a)(b) 08/01/19	3.750%	1,564,678	1,572,502
IMS Health, Inc. Tranche B-1 Term Loan(a)(b) 09/01/17	3.750%	1,913,771	1,918,861
Ikaria Acquisition, Inc. Tranche B Term Loan(a)(b) 07/03/18	7.250%	609,375	612,044
Kindred Healthcare, Inc. Tranche B-1 Term Loan(a)(b) 06/01/18	4.250%	1,362,126	1,361,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Kinetic Concepts, Inc. Tranche D-1 Term Loan(a)(b) 05/04/18	4.500%	523,682	526,300
LHP Operations Co. LLC(a)(b) Term Loan 07/03/18	9.000%	565,299	546,927
LHP Operations Co. LLC(a)(b)(c) Term Loan 07/03/18	9.000%	425,000	411,187
MedAssets, Inc. Tranche B Term Loan(a)(b) 12/13/19	4.000%	368,000	369,075
Medpace Intermediateco, Inc. Tranche B Term Loan(a)(b) 06/19/17	5.250%	584,851	581,927
MultiPlan, Inc. Tranche B1 Term Loan(a)(b) 08/26/17	4.000%	2,196,573	2,209,116
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	2,730,000	2,762,078
Opal Acquisition, Inc.(a)(b) Tranche B Term Loan 11/27/20	5.000%	900,000	899,442
Opal Acquisition, Inc.(a)(b)(c) Tranche B Term Loan 11/27/20	5.000%	425,000	424,736
Quintiles Transnational Corp. Term B-3 Term Loan(a)(b) 06/08/18	3.750%	6,979,443	6,970,719
Radnet Management, Inc. Tranche B Term Loan(a)(b) 10/10/18	4.253%	1,580,999	1,575,070
Sage Products Holdings III LLC 1st Lien Term Loan(a)(b) 12/13/19	4.250%	459,033	460,754
Select Medical Corp.(a)(b) Tranche B Term Loan 02/20/16	3.500%	717,750	716,853
06/01/18	4.003%	1,747,460	1,750,745
Sheridan Holdings, Inc. 1st Lien Term Loan(a)(b) 06/29/18	4.500%	665,281	666,738
Steward Health Care System LLC Term Loan(a)(b) 04/10/20	6.750%	323,375	322,971
U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(a)(b) 07/03/19	4.250%	200,000	200,500

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
VWR Funding, Inc. Term Loan(a)(b) 04/03/17	4.419%	974,237	977,286
inVentiv Health, Inc.(a)(b) Term Loan 08/04/16	7.500%	2,007,403	1,982,310
Tranche B3 Term Loan 05/15/18	7.750%	773,206	763,781
Total			64,966,641
Independent Energy 1.6%
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	9,628,971	9,675,768
Sheridan Investment Partners I LLC Tranche B2 Term Loan(a)(b) 10/01/19	5.000%	1,932,772	1,936,000
Sheridan Production Partners I-A LP Tranche B2 Term Loan(a)(b) 10/01/19	5.000%	256,108	256,536
Sheridan Production Partners I-M LP Tranche B2 Term Loan(a)(b) 10/01/19	5.000%	156,433	156,693
Total			12,024,997
Life Insurance 0.1%
CNO Financial Group, Inc. Tranche B-2 Term Loan(a)(b) 09/28/18	3.750%	904,019	904,398
Lodging 0.9%
Four Seasons Holdings, Inc. Term Loan(a)(b) 06/27/20	3.500%	673,313	674,996
Hilton Worldwide Financial LLC Term Loan(a)(b) 10/26/20	3.750%	5,348,684	5,388,799
Playa Resorts Holding Term Loan(a)(b) 08/09/19	4.750%	448,875	452,803
Total			6,516,598
Media Cable 3.9%
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	3,993,838	3,997,153
Charter Communications Operating LLC(a)(b) Tranche E Term Loan 07/01/20	3.000%	1,343,250	1,332,759
Tranche F Term Loan 12/31/20	3.000%	1,625,054	1,610,835

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Digital Generation, Inc. Term Loan(a)(b) 07/26/18	7.250%	1,437,337	1,442,727
MCC Iowa LLC (Mediacom Broadband Group) Tranche H Term Loan(a)(b) 01/29/21	3.250%	945,250	936,270
Mediacom Illinois LLC Tranche E Term Loan(a)(b) 10/23/17	4.500%	4,827,418	4,833,839
Nine Entertainment Group Ltd. Tranche B Term Loan(a)(b) 02/05/20	3.250%	1,687,250	1,677,548
TWCC Holding Corp.(a)(b) 2nd Lien Term Loan 06/26/20	7.000%	700,000	718,816
Term Loan 02/13/17	3.500%	1,998,730	2,003,707
UPC Financing Partnership(a)(b) Term Loan 01/31/21	4.000%	775,000	777,581
Tranche AH Term Loan 06/30/21	3.250%	4,078,393	4,070,236
Virgin Media Investment Holdings Ltd. Tranche B Term Loan(a)(b) 06/08/20	3.500%	5,825,000	5,833,737
WaveDivision Holdings LLC Term Loan(a)(b) 10/12/19	4.000%	321,750	322,957
Total			29,558,165
Media Non-Cable 5.2%
Advanstar Communications, Inc. 1st Lien Term Loan(a)(b) 04/29/19	5.500%	744,375	738,092
Clear Channel Communications, Inc.(a)(b) Tranche D Term Loan 01/30/19	6.919%	1,470,419	1,402,412
Tranche E Term Loan 07/30/19	7.669%	498,520	490,733
Crown Castle Operating Co. Tranche B Term Loan(a)(b) 01/31/19	3.250%	3,462,742	3,465,997
Crown Media Holdings, Inc. Tranche B Term Loan(a)(b) 07/14/18	4.000%	881,422	880,320
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	3,575,000	3,592,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Emerald Expositions Holding, Inc. Term Loan(a)(b) 06/17/20	5.500%	721,375	723,178
Entravision Communications Corp. Tranche B Term Loan(a)(b) 05/31/20	3.500%	655,312	644,257
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	6,435,000	5,995,489
Gray Television, Inc. Term Loan(a)(b) 10/11/19	4.750%	136,081	136,649
Intelsat Jackson Holdings Tranche B-2 Term Loan(a)(b) 06/30/19	3.750%	6,125,000	6,166,160
Ion Media Networks, Inc. Term Loan(a)(b)(c) 12/17/20	5.000%	1,250,000	1,255,213
LIN Television Corp. Tranche B Term Loan(a)(b) 12/21/18	4.000%	661,513	662,889
Lodgenet Interactive Corp. Term Loan(a)(b) 03/28/18	6.750%	1,141,298	342,390
McGraw-Hill Global Education Holdings LLC Tranche B Term Loan(a)(b) 03/22/19	9.000%	714,000	726,195
Merrill Communications LLC Term Loan(a)(b) 03/08/18	7.250%	655,595	668,431
Micro Holding LP Term Loan(a)(b) 03/18/19	6.250%	893,250	894,367
Nelson Education Ltd. 1st Lien Term Loan(a)(b) 07/04/14	2.747%	1,357,246	1,006,059
Penton Media, Inc. 1st Lien Tranche B Term Loan(a)(b) 10/03/19	5.500%	498,750	496,880
Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b) 05/31/17	4.250%	950,625	948,248
RentPath, Inc. Tranche B Term Loan(a)(b) 05/29/20	6.250%	995,000	965,150
Sinclair Television Group, Inc. Tranche B Term Loan(a)(b) 04/09/20	3.000%	595,503	590,739

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univision Communications, Inc. 1st Lien Term Loan(a)(b) 03/01/20	4.500%	6,521,093	6,549,655
Total			39,342,378
Metals 3.9%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,754,187	2,704,612
Constellium Holdco BV Term Loan(a)(b) 03/25/20	6.000%	496,250	508,036
Essar Steel Algoma, Inc. Term Loan(a)(b) 09/19/14	9.250%	962,813	967,627
FMG Resources (August 2006) Pty Ltd. Term Loan(a)(b) 06/28/19	4.250%	5,480,764	5,547,574
Fairmount Minerals Ltd.(a)(b) Tranche B-2 Term Loan 09/05/19	5.000%	1,820,437	1,848,199
Tranche B1Term Loan 03/15/17	4.247%	374,063	379,206
JFB Firth Rixson, Inc. Term Loan(a)(b) 06/30/17	4.250%	297,000	297,594
JMC Steel Group, Inc. Term Loan(a)(b) 04/01/17	4.750%	2,188,193	2,191,847
Murray Energy Corp. Term Loan(a)(b) 12/05/19	5.250%	1,125,000	1,135,553
Neenah Foundry Co. Term Loan(a)(b) 04/26/17	6.750%	438,495	435,206
Novelis, Inc. Term Loan(a)(b) 03/10/17	3.750%	5,479,604	5,495,605
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	438,750	440,395
Patriot Coal Corp. Term Loan(a)(b) 12/18/18	9.000%	400,000	401,000
SunCoke Energy, Inc. Tranche B Term Loan(a)(b) 07/26/18	4.000%	403,644	402,635
Walter Energy, Inc. Tranche B Term Loan(a)(b) 04/02/18	6.750%	5,059,691	4,956,372

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Waupaca Foundry, Inc. Term Loan(a)(b) 06/29/17	4.500%	1,430,713	1,430,713
Total			29,142,174
Non-Captive Diversified 0.3%
American Capital, Ltd. Term Loan(a)(b) 08/22/16	4.000%	656,250	658,166
Ocwen Loan Servicing Term Loan(a)(b) 02/15/18	5.000%	1,166,188	1,178,724
Total			1,836,890
Oil Field Services 0.6%
Bronco Midstream Funding LLC Term Loan(a)(b) 08/17/20	5.000%	1,625,000	1,645,313
Fieldwood Energy Term Loan(a)(b) 09/28/18	3.875%	673,312	677,427
Preferred Proppants LLC Tranche B Term Loan(a)(b) 12/15/16	0.000%	1,600,625	1,138,044
Sheridan Investment Partners II LP Term Loan(a)(b) 12/16/20	4.250%	566,757	568,882
Sheridan Production Partners II-A LP Term Loan(a)(b) 12/16/20	4.250%	78,840	79,136
Sheridan Production Partners II-M LP Term Loan(a)(b) 12/16/20	4.250%	29,403	29,513
Total			4,138,315
Other Financial Institutions 1.3%
Altisource Solutions Sarl Tranche B Term Loan(a)(b) 12/09/20	4.500%	421,812	424,449
Citco III Ltd. Term Loan(a)(b) 06/29/18	4.250%	3,155,283	3,157,901
Grosvenor Capital Management Holdings LLLP Tranche C Term Loan(a)(b) 12/05/16	4.260%	1,014,381	1,007,407
Guggenheim Partners Investment Management Holdings LLC Term Loan(a)(b) 07/22/20	4.250%	798,000	804,783

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HarbourVest Partners LP Term Loan(a)(b) 11/21/17	4.750%	1,901,386	1,901,386
MIP Delaware LLC Tranche B1 Term Loan(a)(b) 03/09/20	4.000%	754,149	756,035
Mercury Payment Systems LLC Term Loan(a)(b) 07/01/17	5.500%	1,052,193	1,056,801
Unifrax Holding Co. Term Loan(a)(b) 11/28/18	4.250%	378,355	378,594
Walker & Dunlop, Inc. Tranche B Term Loan(a)(b)(c) 12/20/20	0.000%	525,000	519,750
Total			10,007,106
Other Industry 4.0%
Advantage Sales & Marketing, Inc.(a)(b) 1st Lien Term Loan 12/18/17	4.250%	5,477,561	5,492,625
Advantage Sales & Marketing, Inc.(a)(b)(c) 1st Lien Term Loan 12/18/17	4.250%	600,000	601,650
Allied Security Holdings LLC 1st Lien Term Loan(a)(b) 02/03/17	5.250%	1,531,745	1,538,760
Altegrity, Inc.(a)(b) Term Loan 02/21/15	4.750%	241,118	235,290
Tranche D Term Loan 02/21/15	7.750%	559,817	558,071
Ascend Learning LLC 1st Lien Term Loan(a)(b) 05/23/17	7.000%	1,979,744	1,973,963
BarBri, Inc. (Gemini Holdings, Inc.) Term Loan(a)(b) 07/17/19	5.250%	718,781	717,883
Berry Plastics Group, Inc. Tranche E Term Loan(a)(b)(c) 12/18/20	3.750%	550,000	548,856
CHG Healthcare Services, Inc. 1st Lien Term Loan(a)(b) 11/19/19	4.250%	1,411,082	1,416,373
Cooper, Gay, Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.) 1st Lien Term Loan(a)(b) 04/16/20	5.000%	472,625	460,417

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Education Management LLC Tranche C3 Term Loan(a)(b) 03/30/18	8.250%	1,471,573	1,473,412
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.)(a)(b) Term Loan 07/02/18	4.250%	3,256,088	3,276,438
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.)(a)(b)(c) Term Loan 07/02/18	4.250%	300,000	301,875
Jason, Inc. Term Loan(a)(b) 02/28/19	0.000%	487,639	487,639
Laureate Education, Inc. Term Loan(a)(b) 06/15/18	5.000%	7,867,969	7,902,431
MCS AMS Sub-Holdings LLC Term Loan(a)(b) 10/15/19	7.000%	500,000	482,500
RE/MAX LLC Term Loan(a)(b) 07/31/20	4.000%	1,194,000	1,188,030
United Central Industrial Supply Co. LLC 1st Lien Term Loan(a)(b) 10/09/18	7.500%	1,039,500	987,525
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	641,875	645,887
Total			30,289,625
Packaging 1.9%
BWAY Holding Co. Term Loan(a)(b) 08/06/17	4.500%	2,450,250	2,462,501
Berry Plastics Corp. Tranche D Term Loan(a)(b) 02/08/20	3.500%	2,009,812	2,001,432
Expera Specialty Solutions LLC Term Loan(a)(b) 12/26/18	0.000%	498,750	503,738
John Henry Holdings, Inc. Term Loan(a)(b) 08/17/20	4.250%	325,000	325,406
Reynolds Group Holdings Inc. Term Loan(a)(b) 12/01/18	4.000%	5,172,750	5,216,718
Tank Holding Corp. Term Loan(a)(b) 07/09/19	4.250%	917,014	913,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tricorbraun, Inc. Term Loan(a)(b) 05/03/18	4.003%	2,667,696	2,667,696
Total			14,091,066
Pharmaceuticals 3.9%
Akorn, Inc. Tranche B Term Loan(a)(b)(c) 11/13/20	4.500%	550,000	552,750
Alkermes, Inc. Term Loan(a)(b) 09/25/19	3.500%	346,491	346,664
Amneal Pharmaceuticals LLC Tranche B Term Loan(a)(b) 11/01/19	5.753%	473,813	476,182
Aptalis Pharma, Inc. Tranche B Term Loan(a)(b) 10/02/20	6.000%	2,244,375	2,281,789
Auxilium Pharmaceuticals, Inc. Term Loan(a)(b) 04/26/17	6.250%	553,617	559,153
Catalent Pharma Solutions, Inc.(a)(b) Tranche 1 Term Loan 09/15/16	3.669%	1,933,385	1,938,702
Tranche 2 Term Loan 09/15/17	4.250%	1,324,695	1,329,941
Endo Health Solutions, Inc. Tranche B Term Loan(a)(b)(c) 12/30/99	3.500%	325,000	325,611
Grifols, Inc. Tranche B Term Loan(a)(b) 06/01/17	4.250%	6,069,093	6,101,624
PRA Holdings, Inc. Term Loan(a)(b) 09/23/20	5.000%	1,122,188	1,123,579
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.000%	6,141,722	6,174,948
Salix Pharmaceuticals Ltd. Tranche B Term Loan(a)(b)(c) 12/17/19	4.250%	575,000	580,572
Valeant Pharmaceutical International, Inc.(a)(b) Tranche C-2 Term Loan 12/11/19	3.750%	1,656,537	1,666,891
Tranche D-2 Term Loan 02/13/19	3.750%	837,277	841,932

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc. Tranche E Term Loan(a)(b) 08/05/20	4.500%	4,615,125	4,643,000
Total			28,943,338
Property & Casualty 1.1%
Alliant Holdings I LLC Term Loan(a)(b) 12/20/19	4.250%	1,831,500	1,836,079
AmWINS Group LLC 1st Lien Term Loan(a)(b) 09/06/19	5.000%	570,283	573,134
Asurion LLC Tranche B-2 Term Loan(a)(b) 07/08/20	3.500%	895,500	877,966
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan(a)(b) 12/10/19	5.000%	223,308	223,029
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.750%	2,468,813	2,496,587
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	1,985,000	1,991,828
Total			7,998,623
Refining 0.3%
CITGO Petroleum Corp.(a)(b) Tranche B Term Loan 06/24/15	8.000%	253,572	254,839
Tranche C Term Loan 06/24/17	9.000%	1,940,214	1,954,766
Total			2,209,605
REITs —%
Starwood Property Trust, Inc. 1st Lien Term Loan(a)(b) 04/17/20	3.500%	272,938	272,427
Restaurants 2.4%
Burger King Corp. Tranche B Term Loan(a)(b) 09/28/19	3.750%	3,209,375	3,220,062
Dave & Buster's, Inc. Term Loan(a)(b) 06/01/16	4.500%	1,930,000	1,930,000
DineEquity, Inc. Tranche B2 Term Loan(a)(b) 10/19/17	3.750%	3,135,835	3,145,211

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Dunkin' Brands, Inc. Tranche B3 Term Loan(a)(b) 02/14/20	3.750%	2,518,420	2,524,968
Landry's, Inc. Tranche B Term Loan(a)(b) 04/24/18	4.000%	3,879,781	3,905,232
NPC International, Inc. Tranche B Term Loan(a)(b) 12/28/18	0.000%	785,333	790,242
PF Chang's China Bistro, Inc. Term Loan(a)(b) 06/22/19	4.250%	1,409,663	1,410,551
Sagittarius Restaurants LLC (Del Taco) Term Loan(a)(b) 10/01/18	6.278%	561,857	561,857
Seminole Hard Rock Entertainment, Inc. Tranche B Term Loan(a)(b) 05/14/20	3.500%	248,750	248,544
Total			17,736,667
Retailers 6.5%
99¢ Only Stores Tranche B-2 Term Loan(a)(b) 01/11/19	4.500%	3,433,227	3,452,968
Bass Pro Group LLC Term Loan(a)(b) 11/20/19	3.750%	1,945,026	1,953,934
Blue Buffalo Company Ltd. Tranche B-3 Term Loan(a)(b) 08/08/19	4.000%	1,357,873	1,373,719
Evergreen Acqco 1 LP Term Loan(a)(b) 07/09/19	5.000%	664,896	666,558
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	8,929,659	8,892,422
Harbor Freight Tools U.S.A., Inc. Term Loan(a)(b) 07/26/19	4.750%	1,022,437	1,033,674
Hudson'say Co. 1st Lien Term Loan(a)(b) 11/04/20	4.750%	3,375,000	3,426,908
J. Crew Group, Inc. Tranche B1 Term Loan(a)(b) 03/07/18	4.000%	5,857,368	5,889,525
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	4,786,469	4,792,452

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	2,412,875	2,420,403
National Vision, Inc. Term Loan(a)(b) 08/02/18	7.000%	803,000	805,008
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 10/25/20	5.000%	3,725,000	3,767,949
Pantry, Inc. (The) Term Loan(a)(b) 08/03/19	4.750%	444,375	448,997
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	5,466,048	5,487,420
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	425,000	434,962
Tranche 6 Term Loan 02/21/20	4.000%	3,548,187	3,560,003
Spin Holdco, Inc. Tranche B Term Loan(a)(b)(c) 11/14/19	4.250%	475,000	477,969
Total			48,884,871
Supermarkets 0.5%
Albertson's LLC(a)(b) Tranche B-1 Term Loan 03/21/16	4.250%	406,441	407,864
Tranche B-2 Term Loan 03/21/19	4.750%	265,184	266,398
Albertson's LLC(a)(b)(c) Tranche B-2 Term Loan 03/21/19	4.750%	324,186	325,670
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	422,864	418,987
Supervalu, Inc. Term Loan(a)(b) 03/21/19	5.000%	2,596,804	2,619,110
Total			4,038,029
Technology 14.7%
Aeroflex, Inc. Tranche B-1 Term Loan(a)(b) 11/09/19	4.500%	3,139,845	3,163,394
Answers Corp. 1st Lien Term Loan(a)(b)(c) 12/20/18	6.500%	675,000	668,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Applied Systems, Inc. 1st Lien Term Loan(a)(b) 12/08/16	4.250%	2,110,839	2,112,591
Audio Visual Services Group, Inc. 1st Lien Term Loan(a)(b) 11/09/18	6.750%	1,012,187	1,014,718
CCC Information Services, Inc. Term Loan(a)(b) 12/20/19	4.000%	421,060	421,237
CDW LLC Term Loan(a)(b) 04/29/20	3.250%	3,226,376	3,213,116
Ceridian Corp. Term Loan(a)(b) 05/09/17	4.415%	1,125,000	1,128,161
Cinedigm Funding I LLC Term Loan(a)(b) 02/28/18	3.750%	1,435,724	1,432,134
CompuCom Systems, Inc. Term Loan(a)(b) 05/09/20	4.250%	1,218,875	1,215,828
Dell International LLC Tranche C Term Loan(a)(b) 10/29/18	3.750%	1,375,000	1,378,011
Dell International LLC Tranche B Term Loan(a)(b) 04/29/20	4.500%	7,650,000	7,663,694
Digital Cinema Corp. Term Loan(a)(b) 05/17/21	3.250%	925,000	919,219
EIG Investors Corp. Term Loan(a)(b) 11/09/19	5.000%	1,856,286	1,864,416
Edwards (Cayman Islands II) Ltd. 1st Lien Term Loan(a)(b) 03/26/20	5.500%	1,027,929	1,028,247
Epicor Software Corp. Tranche B1 Term Loan(a)(b) 05/16/18	4.500%	3,384,448	3,397,140
Excelitas Technologies Corp. Tranche B Term Loan(a)(b) 11/02/20	6.000%	690,844	693,725
Expert Global Solutions, Inc. Tranche B 1st Lien Term Loan(a)(b) 04/03/18	8.500%	2,320,760	2,323,661
First Data Corp.(a)(b) Term Loan 03/24/17	4.164%	500,000	500,375
03/23/18	4.164%	3,141,285	3,143,452
Tranche B Term Loan 09/24/18	4.164%	1,975,000	1,976,106

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Freescale Semiconductor, Inc. Tranche B4 Term Loan(a)(b) 02/28/20	5.000%	1,734,388	1,750,795
Genpact Ltd. Term Loan(a)(b) 08/30/19	3.500%	1,707,793	1,709,928
Go Daddy Operating Co. LLC Tranche B-3 Term Loan(a)(b) 12/17/18	4.000%	2,624,134	2,624,685
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/10/20	4.000%	667,326	662,321
Hyland Software, Inc. Term Loan(a)(b) 10/25/19	5.500%	321,750	322,654
ION Trading Technologies SARL 1st Lien Term Loan(a)(b) 05/22/20	4.500%	621,875	625,762
Infor (U.S.), Inc.(a)(b) Tranche B-3 Term Loan 06/03/20	3.750%	443,800	442,690
Tranche B2 Term Loan 04/05/18	5.250%	4,440,457	4,450,626
Infor US, Inc. Tranche B-5 Term Loan(a)(b)(c) 06/03/20	3.750%	700,000	698,397
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	1,047,375	1,051,743
Interactive Data Corp. Term Loan(a)(b) 02/11/18	3.750%	1,907,070	1,906,670
Kronos, Inc. 1st Lien Term Loan(a)(b) 10/30/19	4.500%	1,783,848	1,798,350
Magic Newco LLC 1st Lien Term Loan(a)(b) 12/12/18	5.000%	1,979,955	1,992,330
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.750%	1,498,467	1,502,213
Novell, Inc. 1st Lien Term Loan(a)(b) 11/22/17	7.250%	2,997,697	3,051,415
Open Text Tranche B Term Loan(a)(b)(c) 12/18/20	3.250%	775,000	775,000
RP Crown Parent LLC 1st Lien Term Loan(a)(b) 12/21/18	6.000%	4,942,662	4,956,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Renaissance Learning, Inc. Term Loan(a)(b) 11/16/20	5.000%	723,188	725,899
Rocket Software, Inc. 1st Lien Term Loan(a)(b) 02/08/18	5.750%	490,006	489,394
Rovi Solutions Corp./Guides, Inc. Tranche B-3 Term Loan(a)(b) 03/29/19	3.500%	922,381	907,393
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	7.000%	465,529	471,348
SSI Investments II Ltd. Term Loan(a)(b) 05/26/17	5.000%	716,190	720,666
Sensata Technologies BV/Technology Finance Co. LLC Term Loan(a)(b) 05/10/19	3.250%	1,658,882	1,670,727
Serena Software, Inc.(a)(b) Term Loan 03/10/16	4.165%	2,200,000	2,172,500
Tranche B Term Loan 03/10/16	5.000%	425,000	421,018
Shield Finance Co. SARL Tranche B Term Loan(a)(b) 05/10/19	6.500%	1,675,734	1,675,734
Sitel LLC Tranche A Term Loan(a)(b) 01/30/17	6.996%	2,377,759	2,386,676
Smart Technologies ULC Term B Loan(a)(b) 01/31/18	10.500%	564,219	541,650
Sophia LP Tranche B Term Loan(a)(b) 07/19/18	4.500%	960,249	964,753
Spansion LLC(a)(b) Term Loan 12/18/19	3.750%	715,083	715,977
Spansion LLC(a)(b)(c) Term Loan 12/18/19	3.750%	275,000	275,344
Springer Science + Business Media Tranche B-2 Term Loan(a)(b) 08/14/20	5.000%	1,022,437	1,025,842
Stoneriver Group LP 1st Lien Term Loan(a)(b) 11/30/19	4.500%	173,841	173,262

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
SunGard Data Systems, Inc.(a)(b) Tranche C Term Loan 02/28/17	3.919%	540,911	542,491
Tranche D Term Loan 01/31/20	4.500%	618,750	621,330
Tranche E Term Loan 03/08/20	4.000%	5,210,625	5,243,191
SurveyMonkey.com LLC Term Loan(a)(b) 02/07/19	5.500%	521,063	524,970
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	4.000%	2,231,596	2,233,694
Tranche B Term Loan 04/23/19	4.000%	1,114,950	1,118,663
TNS, Inc. 1st Lien Term Loan(a)(b) 02/14/20	5.000%	802,778	806,543
TransFirst Holdings, Inc. 1st Lien Tranche B-1 Term Loan(a)(b) 12/27/17	4.750%	990,019	990,266
TransUnion LLC Term Loan(a)(b) 02/08/19	4.250%	6,893,214	6,925,956
TriZetto Group, Inc. Term Loan(a)(b) 05/02/18	4.750%	1,540,303	1,522,020
Vertafore, Inc. Term Loan(a)(b) 10/03/19	4.250%	1,753,113	1,762,615
Wall Street Systems Delaware, Inc. 1st Lien Term Loan(a)(b) 10/25/19	5.750%	1,089,000	1,093,770
Web.com Group, Inc. 1st Lien Term Loan(a)(b) 10/27/17	4.500%	1,508,060	1,519,370
Websense, Inc. 1st Lien Term Loan(a)(b) 06/25/20	4.500%	796,000	795,506
Total			110,618,025
Transportation Services 0.2%
Hertz Corp. (The) Tranche B1 Term Loan(a)(b) 03/11/18	3.750%	1,683,000	1,685,104
Wireless 1.1%
Cellular South, Inc. Tranche B Term Loan(a)(b) 05/23/20	3.250%	372,187	370,326

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cricket Communications, Inc.(a)(b) Term Loan 10/10/19	4.750%	445,500	446,614
Tranche C Term Loan 03/08/20	4.750%	1,965,125	1,971,669
Crown Castle Operating Co. Tranche B Term Loan(a)(b)(c) 01/29/21	0.000%	450,000	450,846
SBA Senior Finance II LLC Term Loan(a)(b) 06/30/18	3.750%	388,137	389,352
SBA Senior Finance II LLC Tranche B Term Loan(a)(b) 09/28/19	3.750%	146,628	147,423
Telesat Canada Tranche B2 Term Loan(a)(b) 03/28/19	3.500%	4,580,512	4,590,039
Total			8,366,269
Wirelines 0.1%
Windstream Corp. Tranche B-5 Term Loan(a)(b) 08/26/19	3.500%	994,962	995,271
Total Senior Loans (Cost: $733,214,465)			731,772,470

Corporate Bonds & Notes —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Erickson Air-Crane, Inc.(e)(f) 11/02/20	6.000%	87,121	66,804

Total Corporate Bonds & Notes (Cost: $68,245)	66,804

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(g)(h)	26,956,412	26,956,412
Total Money Market Funds (Cost: $26,956,412)		26,956,412
Total Investments (Cost: $760,239,122)		758,795,686
Other Assets & Liabilities, Net		(8,230,377)
Net Assets		750,565,309

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  At December 31, 2013, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Garda World Security Corp. Tranche B Delayed Draw Term Loan	91,208
Golden Nugget, Inc. Delayed Draw Term Loan	112,500
Power Buyer LLC 1st Lien Delayed Draw Term Loan	18,833

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $66,804, which represents 0.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(f)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $66,804, representing 0.01% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Erickson Air-Crane, Inc. 6.000% 11/02/20	05/09/13	68,245

(g)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	53,055,866	277,832,689	(303,932,143)	26,956,412	37,527	26,956,412

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans
Aerospace & Defense	—	9,199,286	1,175,488	10,374,774
Automotive	—	26,554,161	554,090	27,108,251
Banking	—	3,039,867	1,760,279	4,800,146
Chemicals	—	29,002,599	767,194	29,769,793
Consumer Products	—	17,579,046	375,948	17,954,994
Food and Beverage	—	28,330,336	6,466,307	34,796,643
Gas Distributors	—	294,186	3,079,721	3,373,907
Health Care	—	63,547,773	1,418,868	64,966,641
Media Non-Cable	—	37,382,444	1,959,934	39,342,378
Metals	—	28,739,539	402,635	29,142,174
Other Financial Institutions	—	8,105,720	1,901,386	10,007,106
Other Industry	—	28,814,461	1,475,164	30,289,625
Packaging	—	13,587,328	503,738	14,091,066
Pharmaceuticals	—	28,384,185	559,153	28,943,338
Refining	—	254,839	1,954,766	2,209,605
Retailers	—	47,601,894	1,282,977	48,884,871
Technology	—	104,796,208	5,821,817	110,618,025
Wireless	—	7,995,942	370,327	8,366,269
All Other Industries	—	216,732,864	—	216,732,864
Total Senior Loans	—	699,942,678	31,829,792	731,772,470

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	—	66,804	66,804
Total Bonds	—	—	66,804	66,804
Mutual Funds
Money Market Funds	26,956,412	—	—	26,956,412
Total Mutual Funds	26,956,412	—	—	26,956,412
Total	26,956,412	699,942,678	31,896,596	758,795,686

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans ($)	Corporate Bonds & Notes ($)	Total ($)
Balance as of December 31, 2012	42,581,198	—	42,581,198
Accrued discounts/premiums	39,421	1,458	40,879
Realized gain (loss)	216,374	—	216,374
Change in unrealized appreciation (depreciation)(a)	(618,674)	(1,441)	(620,115)
Sales	(30,864,479)	—	(30,864,479)
Purchases	19,603,525	66,787	19,670,312
Transfers into Level 3	9,160,648	—	9,160,648
Transfers out of Level 3	(8,288,221)	—	(8,288,221)
Balance as of December 31, 2013	31,829,792	66,804	31,896,596

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $(489,943), which is comprised of Senior Loans of $(488,502) and Corporate Bonds & Note of $(1,441).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
Consumer Discretionary 18.7%
Hotels, Restaurants & Leisure 2.5%
Yum! Brands, Inc.	530,150	40,084,641
Internet & Catalog Retail 7.2%
Amazon.com, Inc.(a)	169,700	67,674,663
priceline.com, Inc.(a)	42,319	49,191,606
Total		116,866,269
Media 2.1%
Twenty-First Century Fox, Inc., Class A	948,650	33,373,507
Specialty Retail 3.8%
Advance Auto Parts, Inc.	284,250	31,460,790
GNC Holdings, Inc., Class A	500,594	29,259,719
Total		60,720,509
Textiles, Apparel & Luxury Goods 3.1%
Nike, Inc., Class B	340,362	26,766,068
Under Armour, Inc., Class A(a)	269,950	23,566,635
Total		50,332,703
Total Consumer Discretionary		301,377,629
Consumer Staples 8.1%
Beverages 3.4%
Monster Beverage Corp.(a)	350,450	23,749,996
PepsiCo, Inc.	377,550	31,313,997
Total		55,063,993
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	271,850	32,352,869
Food Products 2.0%
Mead Johnson Nutrition Co.	376,050	31,497,948
Household Products 0.7%
Procter & Gamble Co. (The)	146,150	11,898,072
Total Consumer Staples		130,812,882
Energy 9.4%
Energy Equipment & Services 3.8%
Cameron International Corp.(a)	468,700	27,901,711
Halliburton Co.	658,450	33,416,338
Total		61,318,049

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.6%
Occidental Petroleum Corp.	268,100	25,496,310
Range Resources Corp.	766,250	64,602,537
Total		90,098,847
Total Energy		151,416,896
Financials 3.6%
Capital Markets 3.6%
BlackRock, Inc.	75,800	23,988,426
Greenhill & Co., Inc.	302,950	17,552,923
TD Ameritrade Holding Corp.	514,450	15,762,748
Total		57,304,097
Total Financials		57,304,097
Health Care 14.3%
Biotechnology 6.5%
BioMarin Pharmaceutical, Inc.(a)	525,750	36,944,453
Gilead Sciences, Inc.(a)	485,514	36,486,377
Vertex Pharmaceuticals, Inc.(a)	416,000	30,908,800
Total		104,339,630
Health Care Equipment & Supplies 2.0%
Covidien PLC	472,850	32,201,085
Health Care Providers & Services 2.2%
DaVita HealthCare Partners, Inc.(a)	550,300	34,872,511
Health Care Technology 1.6%
Cerner Corp.(a)	472,200	26,320,428
Pharmaceuticals 2.0%
Bristol-Myers Squibb Co.	592,050	31,467,457
Total Health Care		229,201,111
Industrials 8.7%
Aerospace & Defense 3.6%
Honeywell International, Inc.	421,050	38,471,338
United Technologies Corp.	177,250	20,171,050
Total		58,642,388
Electrical Equipment 1.7%
Roper Industries, Inc.	191,200	26,515,616
Machinery 1.4%
WABCO Holdings, Inc.(a)	236,350	22,077,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 2.0%
IHS, Inc., Class A(a)	267,300	31,995,810
Total Industrials		139,231,268
Information Technology 32.4%
Communications Equipment 7.2%
Cisco Systems, Inc.	1,978,050	44,407,223
QUALCOMM, Inc.	971,721	72,150,284
Total		116,557,507
Computers & Peripherals 3.1%
Apple, Inc.	88,035	49,397,319
Internet Software & Services 3.5%
Google, Inc., Class A(a)	50,375	56,455,766
IT Services 8.7%
Automatic Data Processing, Inc.	175,650	14,194,277
International Business Machines Corp.	180,000	33,762,600
NeuStar, Inc., Class A(a)	419,950	20,938,707
Visa, Inc., Class A	317,509	70,702,904
Total		139,598,488
Software 9.9%
Adobe Systems, Inc.(a)	810,550	48,535,734
Citrix Systems, Inc.(a)	882,600	55,824,450
Intuit, Inc.	257,800	19,675,296
MICROS Systems, Inc.(a)	367,000	21,054,790
Microsoft Corp.	389,350	14,573,370
Total		159,663,640
Total Information Technology		521,672,720

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.8%
Chemicals 2.8%
Ecolab, Inc.	157,050	16,375,604
Praxair, Inc.	223,550	29,068,206
Total		45,443,810
Total Materials		45,443,810
Total Common Stocks (Cost: $1,275,208,950)		1,576,460,413

Money Market Funds 2.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	33,822,531	33,822,531
Total Money Market Funds (Cost: $33,822,531)		33,822,531
Total Investments (Cost: $1,309,031,481)		1,610,282,944
Other Assets & Liabilities, Net		(931,849)
Net Assets		1,609,351,095

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	139,803,148	567,293,954	(673,274,571)	33,822,531	38,357	33,822,531

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	301,377,629	—	—	301,377,629
Consumer Staples	130,812,882	—	—	130,812,882
Energy	151,416,896	—	—	151,416,896
Financials	57,304,097	—	—	57,304,097
Health Care	229,201,111	—	—	229,201,111
Industrials	139,231,268	—	—	139,231,268
Information Technology	521,672,720	—	—	521,672,720
Materials	45,443,810	—	—	45,443,810
Total Equity Securities	1,576,460,413	—	—	1,576,460,413
Mutual Funds
Money Market Funds	33,822,531	—	—	33,822,531
Total Mutual Funds	33,822,531	—	—	33,822,531
Total	1,610,282,944	—	—	1,610,282,944

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Invesco International Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 93.2%

Issuer	Shares	Value ($)
Australia 3.0%
Amcor Ltd.	2,520,168	23,804,985
Brambles Ltd.	2,583,240	21,164,357
CSL Ltd.	217,925	13,434,397
Orora Ltd.(a)	173,092	179,283
Total		58,583,022
Belgium 1.6%
Anheuser-Busch InBev NV	281,821	29,967,780
Brazil 2.9%
Banco Bradesco SA, ADR	1,944,892	24,369,497
BM&FBovespa SA	6,942,300	32,545,020
Total		56,914,517
Canada 7.2%
Agrium, Inc.	141,407	12,935,296
Canadian National Railway Co.	287,230	16,375,287
Cenovus Energy, Inc.	567,568	16,242,944
CGI Group, Inc., Class A(a)	753,182	25,199,424
EnCana Corp.	761,251	13,745,158
Fairfax Financial Holdings Ltd.	42,644	17,025,885
Suncor Energy, Inc.	1,067,761	37,433,203
Total		138,957,197
China 5.7%
Baidu, Inc., ADR(a)	203,195	36,144,327
Belle International Holdings Ltd.	11,492,000	13,350,973
China Mobile Ltd.	1,208,000	12,582,922
CNOOC Ltd.	14,462,000	26,896,106
Industrial & Commercial Bank of China Ltd., Class H	29,727,000	20,158,194
Total		109,132,522
Denmark 2.5%
Carlsberg A/S, Class B	271,888	30,085,431
Novo Nordisk A/S, Class B	100,889	18,493,138
Total		48,578,569
France 4.5%
Publicis Groupe SA	392,867	35,996,541
Schneider Electric SA	250,913	21,890,029
Total SA	479,948	29,458,940
Total		87,345,510
Common Stocks (continued)

Issuer	Shares	Value ($)
Germany 8.4%
Adidas AG	215,972	27,540,289
Allianz SE, Registered Shares	156,319	28,125,801
Deutsche Boerse AG	271,824	22,527,132
Deutsche Post AG	546,100	19,946,297
Deutsche Telekom AG, Registered Shares	1,349,893	23,258,912
SAP AG	476,056	41,284,347
Total		162,682,778
Hong Kong 3.2%
Galaxy Entertainment Group Ltd.(a)	3,582,000	32,249,683
Hutchison Whampoa Ltd.	2,173,000	29,608,785
Total		61,858,468
Israel 1.5%
Teva Pharmaceutical Industries Ltd., ADR	718,337	28,790,947
Japan 5.0%
Denso Corp.	302,300	15,970,115
FANUC CORP.	122,400	22,428,657
Keyence Corp.	43,860	18,780,210
Komatsu Ltd.	537,700	11,039,674
Toyota Motor Corp.	450,100	27,444,887
Total		95,663,543
Mexico 1.7%
Fomento Economico Mexicano SAB de CV, ADR	93,348	9,135,969
Grupo Televisa SAB, ADR	810,689	24,531,449
Total		33,667,418
Netherlands 1.2%
Unilever NV-CVA	552,641	22,219,090
Singapore 4.1%
Avago Technologies Ltd.	618,663	32,721,086
Keppel Corp., Ltd.	2,951,700	26,218,934
United Overseas Bank Ltd.	1,239,000	20,923,057
Total		79,863,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
South Korea 3.2%
Hyundai Mobis	105,901	29,483,256
Samsung Electronics Co., Ltd.	24,971	32,538,394
Total		62,021,650
Spain 1.8%
Amadeus IT Holding SA, Class A	809,909	34,692,686
Sweden 3.8%
Investment AB Kinnevik, Class B	402,027	18,638,426
Investor AB, Class B	692,418	23,863,190
Swedbank AB, Class A	640,886	18,053,319
Telefonaktiebolaget LM Ericsson, Class B	1,127,106	13,761,397
Total		74,316,332
Switzerland 8.9%
ABB Ltd.	1,094,521	28,939,151
Julius Baer Group Ltd.	444,197	21,346,342
Nestlé SA, Registered Shares	351,462	25,758,672
Novartis AG, Registered Shares	259,991	20,838,117
Roche Holding AG, Genusschein Shares	139,682	39,128,599
Syngenta AG, Registered Shares	59,158	23,586,125
UBS AG, Registered Shares	621,852	11,906,820
Total		171,503,826
Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,585,000	23,251,371
Turkey 0.8%
Akbank TAS	4,740,988	14,781,117
United Kingdom 21.0%
Aberdeen Asset Management PLC	2,839,660	23,613,667
British American Tobacco PLC	706,036	37,895,857

Common Stocks (continued)

Issuer	Shares	Value ($)
British Sky Broadcasting Group PLC	2,426,433	33,912,355
Centrica PLC	3,183,540	18,358,282
Compass Group PLC	2,838,423	45,570,535
Imperial Tobacco Group PLC	667,779	25,888,531
Informa PLC	1,836,293	17,476,787
Kingfisher PLC	2,854,118	18,220,807
Next PLC	169,256	15,299,317
Reed Elsevier PLC	3,612,936	53,881,957
Royal Dutch Shell PLC, Class B	780,867	29,454,448
Shire PLC	519,648	24,489,558
Smith & Nephew PLC	1,664,112	23,767,994
WPP PLC	1,668,147	38,207,153
Total		406,037,248
Total Common Stocks (Cost: $1,341,643,447)		1,800,828,668

Preferred Stocks 1.2%

Germany 1.2%
Volkswagen AG	83,631	23,535,327
Total Preferred Stocks (Cost: $12,629,655)		23,535,327

Money Market Funds 5.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	102,061,369	102,061,369
Total Money Market Funds (Cost: $102,061,369)		102,061,369
Total Investments (Cost: $1,456,334,471)		1,926,425,364
Other Assets & Liabilities, Net		6,680,066
Net Assets		1,933,105,430

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2013

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	174,563,639	609,420,724	(681,922,994)	102,061,369	164,211	102,061,369

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

Notes to Portfolio of Investments (continued)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	24,531,449	404,604,654	—	429,136,103
Consumer Staples	9,135,969	171,815,361	—	180,951,330
Energy	67,421,305	85,809,495	—	153,230,800
Financials	73,940,402	223,937,066	—	297,877,468
Health Care	28,790,947	140,151,803	—	168,942,750
Industrials	16,375,287	181,235,885	—	197,611,172
Information Technology	94,064,836	164,308,405	—	258,373,241
Materials	12,935,296	47,570,393	—	60,505,689
Telecommunication Services	—	35,841,833	—	35,841,833
Utilities	—	18,358,282	—	18,358,282
Preferred Stocks
Consumer Discretionary	—	23,535,327	—	23,535,327
Total Equity Securities	327,195,491	1,497,168,504	—	1,824,363,995
Mutual Funds
Money Market Funds	102,061,369	—	—	102,061,369
Total Mutual Funds	102,061,369	—	—	102,061,369
Total	429,256,860	1,497,168,504	—	1,926,425,364

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 14.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
BAE Systems Holdings, Inc.(a) 08/15/15	5.200%	780,000	828,190
06/01/19	6.375%	555,000	642,310
EADS Finance BV(a) 04/17/23	2.700%	589,000	536,726
Lockheed Martin Corp. Senior Unsecured 11/15/19	4.250%	300,000	322,599
12/15/42	4.070%	257,000	224,725
Northrop Grumman Systems Corp. 02/15/31	7.750%	400,000	510,141
Total			3,064,691
Agencies 0.1%
Financing Corp. FICO(b) 11/30/17	0.000%	3,250,000	3,041,717
Airlines 0.1%
Air Canada Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A(a) 11/15/26	4.125%	997,000	964,597
American Airlines Pass-Through Trust Series 2011-1 Class A 07/31/22	5.250%	196,103	207,869
American Airlines Pass-Through Trust(a) Series 2013-2 Class A 07/15/24	4.950%	838,000	878,853
Continental Airlines Pass-Through Trust Pass-Through Certificates Series 2007-1 Class A 10/19/23	5.983%	730,970	798,585
Series 2012-2 Class A 04/29/26	4.000%	181,000	180,548
Delta Air Lines Pass-Through Trust Series 2011-1 Class A 10/15/20	5.300%	99,160	108,580
United Airlines Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A 02/15/27	4.300%	303,000	308,681
Total			3,447,713
Automotive 0.4%
American Honda Finance Corp.(a) Senior Unsecured 02/28/17	2.125%	652,000	659,343
02/16/18	1.600%	1,118,000	1,096,184

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Daimler Finance North America LLC 01/18/31	8.500%	1,275,000	1,851,215
Daimler Finance North America LLC(a) 04/10/15	1.650%	925,000	932,165
07/31/15	1.300%	591,000	594,467
07/31/19	2.250%	459,000	449,863
Ford Motor Credit Co. LLC Senior Unsecured 02/03/17	4.250%	1,000,000	1,075,768
10/01/18	2.875%	869,000	889,504
Ford Motor Credit Co. LLC(c) Senior Unsecured 05/09/16	1.489%	506,000	513,424
Johnson Controls, Inc. Senior Unsecured 12/01/21	3.750%	525,000	521,232
12/01/41	5.250%	865,000	840,908
PACCAR Financial Corp. Senior Unsecured 09/29/14	1.550%	700,000	706,501
Toyota Motor Credit Corp. Senior Unsecured 05/22/17	1.750%	1,000,000	1,004,717
Total			11,135,291
Banking 3.8%
ABN AMRO Bank NV Senior Unsecured(a) 10/30/18	2.500%	720,000	716,542
American Express Co. Senior Unsecured 05/20/14	7.250%	425,000	436,175
03/19/18	7.000%	500,000	597,421
American Express Credit Corp. Senior Unsecured 08/25/14	5.125%	830,000	855,273
06/12/15	1.750%	1,325,000	1,346,382
07/29/16	1.300%	265,000	267,051
09/19/16	2.800%	2,039,000	2,130,510
03/24/17	2.375%	541,000	556,082
Associates Corp. of North America Senior Unsecured 11/01/18	6.950%	193,000	229,633
BB&T Corp. Senior Unsecured 08/15/17	1.600%	306,000	303,269
04/30/19	6.850%	400,000	481,006
Subordinated Notes 12/23/15	5.200%	400,000	432,204
11/01/19	5.250%	800,000	896,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp. Senior Unsecured 05/15/14	7.375%	250,000	256,222
10/14/16	5.625%	500,000	557,192
09/01/17	6.000%	350,000	399,627
06/01/19	7.625%	50,000	61,998
07/01/20	5.625%	2,750,000	3,128,184
Bank of Montreal Senior Unsecured 01/25/19	2.375%	1,196,000	1,192,538
Bank of New York Mellon Corp. (The) Senior Unsecured 06/18/15	2.950%	1,520,000	1,573,804
01/17/17	2.400%	1,024,000	1,047,995
01/15/20	4.600%	230,000	247,855
09/23/21	3.550%	270,000	276,248
11/18/25	3.950%	575,000	569,293
Bank of Nova Scotia Senior Unsecured 01/13/21	4.375%	500,000	538,152
Barclays Bank PLC Senior Unsecured 02/23/15	2.750%	500,000	511,295
01/08/20	5.125%	400,000	443,532
Canadian Imperial Bank of Commerce Senior Unsecured 01/23/18	1.550%	655,000	640,659
Capital One Bank USA NA Subordinated Notes 02/15/23	3.375%	2,100,000	1,952,328
Capital One Financial Corp. Senior Unsecured 07/15/21	4.750%	381,000	405,136
06/15/23	3.500%	660,000	619,547
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%	2,014,000	2,120,829
05/19/15	4.750%	347,000	365,131
08/07/15	2.250%	525,000	535,908
12/15/15	4.587%	583,000	623,002
01/10/17	4.450%	1,800,000	1,950,838
08/15/17	6.000%	540,000	615,470
11/21/17	6.125%	900,000	1,037,438
05/22/19	8.500%	700,000	897,112
08/09/20	5.375%	856,000	973,822
03/01/23	3.375%	240,000	228,124
10/25/23	3.875%	3,400,000	3,342,397
12/01/25	7.000%	765,000	889,391
01/15/28	6.625%	215,000	249,555
Subordinated Notes 09/13/25	5.500%	998,000	1,051,133

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comerica Bank Subordinated Notes 08/22/17	5.200%	500,000	550,543
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Bank Guaranteed 01/11/21	4.500%	1,800,000	1,910,531
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a) Senior Unsecured 09/30/10	5.800%	500,000	500,389
Countrywide Financial Corp. Subordinated Notes 05/15/16	6.250%	1,520,000	1,677,317
Deutsche Bank AG Senior Unsecured 01/11/16	3.250%	900,000	941,278
09/01/17	6.000%	150,000	171,326
Discover Bank Senior Unsecured 08/08/23	4.200%	1,054,000	1,039,571
Goldman Sachs Group, Inc. (The) Senior Unsecured 05/03/15	3.300%	1,001,000	1,031,357
08/01/15	3.700%	1,987,000	2,069,045
02/07/16	3.625%	805,000	844,831
01/18/18	5.950%	1,000,000	1,136,938
04/01/18	6.150%	1,500,000	1,720,015
02/15/19	7.500%	3,565,000	4,335,181
06/15/20	6.000%	1,281,000	1,468,765
07/27/21	5.250%	1,123,000	1,229,508
HSBC Bank PLC(a) Senior Notes 06/28/15	3.500%	2,621,000	2,732,117
Senior Unsecured 05/15/18	1.500%	1,432,000	1,398,305
08/12/20	4.125%	622,000	659,554
01/19/21	4.750%	565,000	613,267
HSBC Holdings PLC Senior Unsecured 04/05/21	5.100%	586,000	651,309
01/14/22	4.875%	410,000	442,439
HSBC USA, Inc. Senior Unsecured 02/13/15	2.375%	245,000	249,990
01/16/18	1.625%	1,660,000	1,636,855
ING Bank NV(a) 09/25/15	2.000%	540,000	548,946
KeyBank NA Subordinated Notes 11/01/17	5.700%	817,000	918,001
KeyCorp Senior Unsecured 12/13/18	2.300%	253,000	251,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Group Ltd.(a) Senior Unsecured 08/01/14	7.300%	923,000	956,799
01/14/20	6.000%	1,700,000	1,877,718
01/14/21	6.250%	926,000	1,013,553
Merrill Lynch & Co., Inc. Senior Unsecured 09/30/15	5.300%	1,200,000	1,284,876
08/28/17	6.400%	4,249,000	4,898,698
07/15/18	6.500%	1,300,000	1,524,825
Morgan Stanley 07/24/15	4.000%	567,000	592,029
Senior Unsecured 02/25/16	1.750%	420,000	425,639
01/09/17	5.450%	3,300,000	3,659,703
12/28/17	5.950%	1,200,000	1,371,024
09/23/19	5.625%	130,000	147,379
01/26/20	5.500%	600,000	672,753
07/24/20	5.500%	696,000	778,407
07/28/21	5.500%	2,815,000	3,145,644
Subordinated Notes 11/24/25	5.000%	1,113,000	1,116,328
National Australia Bank Ltd. Senior Unsecured(a) 07/27/16	3.000%	3,250,000	3,395,657
Northern Trust Co. (The) Subordinated Notes 08/15/18	6.500%	500,000	589,398
Oversea-Chinese Banking Corp., Ltd. Senior Unsecured(a) 03/13/15	1.625%	598,000	604,897
PNC Bank National Association Subordinated Notes 04/01/18	6.875%	1,000,000	1,182,346
PNC Funding Corp. Bank Guaranteed 05/19/14	3.000%	2,015,000	2,035,440
Royal Bank of Canada Senior Unsecured 07/20/16	2.300%	1,215,000	1,256,040
SouthTrust Bank Subordinated Notes 05/15/25	7.690%	500,000	591,321
SunTrust Banks, Inc. Senior Unsecured 01/20/17	3.500%	600,000	630,910
11/01/18	2.350%	419,000	416,780
U.S. Bancorp Senior Unsecured 07/27/15	2.450%	960,000	987,098
05/15/17	1.650%	500,000	501,051

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/24/21	4.125%	309,000	327,534
03/15/22	3.000%	358,000	346,176
UBS AG Senior Unsecured 01/15/15	3.875%	582,000	601,704
12/20/17	5.875%	350,000	401,634
04/25/18	5.750%	244,000	280,124
08/04/20	4.875%	305,000	338,790
Wachovia Bank NA Subordinated Notes 08/15/15	5.000%	1,000,000	1,066,419
11/15/17	6.000%	5,300,000	6,115,670
Wachovia Corp. Senior Unsecured 02/01/18	5.750%	1,400,000	1,614,309
Wells Fargo & Co. Senior Unsecured 04/01/21	4.600%	200,000	219,245
Westpac Banking Corp. Senior Unsecured 11/19/19	4.875%	750,000	832,230
Total			117,078,630
Brokerage 0.2%
BlackRock, Inc. Senior Unsecured 09/15/17	6.250%	900,000	1,044,247
Blackstone Holdings Finance Co. LLC Senior Unsecured(a) 03/15/21	5.875%	850,000	945,662
Charles Schwab Corp. (The) Senior Unsecured 09/01/22	3.225%	325,000	312,802
Jefferies Group LLC Senior Unsecured 11/09/15	3.875%	375,000	391,242
07/15/19	8.500%	1,865,000	2,275,300
Nomura Holdings, Inc. Senior Unsecured 03/04/15	5.000%	600,000	626,814
01/19/16	4.125%	650,000	684,224
03/04/20	6.700%	190,000	217,869
Total			6,498,160
Building Materials —%
CRH America, Inc. 09/30/16	6.000%	229,000	255,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.4%
Dow Chemical Co. (The) Senior Unsecured 05/15/18	5.700%	79,000	90,322
05/15/19	8.550%	709,000	915,456
11/15/20	4.250%	350,000	372,799
09/15/21	8.850%	400,000	511,959
EI du Pont de Nemours & Co. Senior Unsecured 03/15/19	5.750%	250,000	284,589
01/15/28	6.500%	355,000	430,524
12/15/36	5.600%	525,000	565,087
Ecolab, Inc. Senior Unsecured 12/08/41	5.500%	970,000	1,038,745
Mosaic Co. (The) Senior Unsecured 11/15/21	3.750%	905,000	885,891
11/15/23	4.250%	814,000	803,903
11/15/33	5.450%	836,000	851,757
PPG Industries, Inc. Senior Unsecured 03/15/18	6.650%	1,225,000	1,416,580
08/15/19	7.400%	278,000	326,085
Potash Corp. of Saskatchewan, Inc. Senior Unsecured 12/01/17	3.250%	300,000	313,045
05/15/19	6.500%	450,000	533,988
Praxair, Inc. Senior Unsecured 03/31/14	4.375%	450,000	454,332
03/15/17	5.200%	740,000	820,654
Union Carbide Corp. Senior Unsecured 06/01/25	7.500%	515,000	596,382
10/01/96	7.750%	920,000	1,004,530
Total			12,216,628
Construction Machinery 0.1%
Caterpillar Financial Services Corp. Senior Unsecured 02/15/19	7.150%	320,000	393,353
Caterpillar, Inc. Senior Unsecured 12/15/18	7.900%	1,000,000	1,253,321
08/15/42	3.803%	1,011,000	850,174
John Deere Capital Corp. Senior Unsecured 06/29/15	0.950%	755,000	760,552
10/10/17	1.200%	570,000	555,831
Total			3,813,231

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	1,200,000	1,044,542
eBay, Inc. Senior Unsecured 10/15/20	3.250%	420,000	427,292
Total			1,471,834
Consumer Products 0.1%
Kimberly-Clark Corp. Senior Secured 03/01/22	2.400%	268,000	250,404
Senior Unsecured 06/01/23	2.400%	600,000	542,687
Koninklijke Philips NV Senior Unsecured 03/11/18	5.750%	148,000	169,317
03/15/22	3.750%	600,000	600,324
06/01/26	7.200%	175,000	208,375
Newell Rubbermaid, Inc. Senior Unsecured 08/15/20	4.700%	405,000	424,785
Total			2,195,892
Diversified Manufacturing 0.1%
Eaton Corp. Senior Unsecured 04/01/24	7.625%	500,000	605,702
General Electric Co. Senior Unsecured 12/06/17	5.250%	1,000,000	1,131,942
Siemens Financieringsmaatschappij NV(a) 08/17/26	6.125%	1,085,000	1,252,014
United Technologies Corp. Senior Unsecured 02/01/19	6.125%	965,000	1,139,090
Total			4,128,748
Electric 1.2%
Alabama Power Co. Senior Unsecured 05/15/38	6.125%	70,000	83,064
American Electric Power Co., Inc. Senior Unsecured 12/15/17	1.650%	357,000	349,793
12/15/22	2.950%	375,000	346,800
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	93,000	89,052

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. Senior Unsecured 06/15/19	8.750%	580,000	732,751
CenterPoint Energy, Inc. Senior Unsecured 05/01/18	6.500%	1,065,000	1,242,659
Cleveland Electric Illuminating Co. (The) 1st Mortgage 11/15/18	8.875%	600,000	758,906
Consumers Energy Co. 1st Mortgage 05/15/22	2.850%	282,000	268,684
DTE Electric Co. General Refunding Mortgage 06/01/21	3.900%	285,000	296,997
General Refunding Mortgage 06/15/42	3.950%	364,000	321,665
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%	500,000	572,263
08/01/33	5.250%	1,315,000	1,386,965
08/01/41	4.900%	102,000	98,630
Duke Energy Carolinas LLC 01/15/18	5.250%	630,000	712,192
1st Mortgage 06/15/20	4.300%	1,356,000	1,459,710
12/15/41	4.250%	313,000	291,441
1st Refunding Mortgage 01/15/38	6.000%	226,000	266,408
Duke Energy Corp. Senior Unsecured 11/15/16	2.150%	757,000	775,808
Duke Energy Indiana, Inc. 1st Mortgage 07/15/20	3.750%	772,000	800,272
Duke Energy Progress, Inc. 1st Mortgage 05/15/22	2.800%	607,000	578,278
04/01/35	5.700%	300,000	330,814
Exelon Generation Co. LLC Senior Unsecured 10/01/17	6.200%	800,000	904,037
10/01/20	4.000%	750,000	749,710
Florida Power & Light Co. 1st Mortgage 02/01/33	5.850%	176,000	199,037
10/01/33	5.950%	615,000	724,128
Indiana Michigan Power Co. Senior Unsecured 03/15/19	7.000%	420,000	498,713

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Sevier Combined Cycle Generation LLC Secured 01/15/42	4.626%	358,875	349,877
Kansas City Power & Light Co. Senior Unsecured 03/15/23	3.150%	230,000	213,289
10/01/41	5.300%	750,000	750,491
MidAmerican Energy Holdings Co. Senior Unsecured(a) 11/15/23	3.750%	976,000	950,352
National Rural Utilities Cooperative Finance Corp. 11/01/18	10.375%	550,000	743,811
Nevada Power Co. 08/01/18	6.500%	1,275,000	1,519,029
03/15/19	7.125%	530,000	644,874
09/15/40	5.375%	67,000	71,759
NextEra Energy Capital Holdings, Inc. 09/01/15	1.339%	95,000	95,633
NextEra Energy Capital Holdings 06/01/15	1.200%	294,000	295,506
Oncor Electric Delivery Co. LLC Senior Secured 09/01/18	6.800%	813,000	955,456
09/01/22	7.000%	155,000	184,913
PPL Capital Funding, Inc. 06/15/22	4.200%	313,000	312,426
PPL Electric Utilities Corp. 1st Mortgage 09/01/22	2.500%	368,000	339,247
PPL Energy Supply LLC Senior Unsecured 12/15/21	4.600%	775,000	744,733
PSEG Power LLC 12/01/15	5.500%	212,000	229,696
09/15/16	5.320%	800,000	880,205
09/15/21	4.150%	233,000	236,432
11/15/23	4.300%	449,000	446,983
PacifiCorp 1st Mortgage 07/15/18	5.650%	1,500,000	1,723,077
06/15/21	3.850%	335,000	346,948
10/15/37	6.250%	200,000	241,324
Pacific Gas & Electric Co. Senior Unsecured 11/15/23	3.850%	825,000	820,561
04/15/42	4.450%	257,000	241,069
08/15/42	3.750%	531,000	442,914
Peco Energy Co. 1st Mortgage 09/15/22	2.375%	2,000,000	1,817,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Potomac Electric Power Co. 1st Mortgage 12/15/38	7.900%	160,000	226,157
Progress Energy, Inc. Senior Unsecured 01/15/21	4.400%	187,000	198,168
Public Service Co. of Colorado 1st Mortgage 11/15/20	3.200%	240,000	241,669
Public Service Co. of New Hampshire 1st Mortgage 11/01/23	3.500%	303,000	296,674
Public Service Co. of Oklahoma Senior Unsecured 12/01/19	5.150%	377,000	417,664
02/01/21	4.400%	231,000	244,437
Public Service Electric & Gas Co. 1st Mortgage 05/01/15	2.700%	400,000	411,609
San Diego Gas & Electric Co. 1st Mortgage 06/01/26	6.000%	525,000	626,583
05/15/40	5.350%	21,000	23,305
Southern California Edison Co. 02/01/38	5.950%	210,000	244,415
1st Refunding Mortgage 06/01/21	3.875%	225,000	236,363
Southern Power Co. Senior Unsecured 09/15/41	5.150%	466,000	456,210
Southwestern Public Service Co. Senior Unsecured 12/01/18	8.750%	804,000	1,024,754
Virginia Electric and Power Co. Senior Unsecured 03/15/23	2.750%	900,000	836,770
11/15/38	8.875%	205,000	316,327
Wisconsin Electric Power Co. Senior Unsecured 09/15/21	2.950%	86,000	84,507
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	98,000	107,553
09/15/41	4.800%	90,000	87,641
Total			36,517,718
Entertainment 0.2%
Historic TW, Inc. 05/15/29	6.625%	565,000	648,468

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner, Inc. 01/15/21	4.700%	400,000	424,675
03/29/21	4.750%	300,000	319,912
04/15/31	7.625%	450,000	569,505
05/01/32	7.700%	690,000	885,940
Viacom, Inc. Senior Unsecured 02/27/15	1.250%	209,000	210,041
10/05/17	6.125%	375,000	424,342
12/15/21	3.875%	568,000	564,504
03/15/23	3.250%	167,000	154,678
03/15/43	4.375%	269,000	227,136
Walt Disney Co. (The) Senior Unsecured 12/15/17	5.875%	500,000	581,162
Total			5,010,363
Environmental —%
Republic Services, Inc. 06/01/22	3.550%	839,000	812,505
Waste Management, Inc. 06/30/20	4.750%	450,000	489,334
Total			1,301,839
Food and Beverage 0.4%
Anheuser-Busch Companies, Inc. 01/15/31	6.800%	640,000	773,941
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	525,000	655,546
11/15/19	6.875%	250,000	306,480
01/15/39	8.200%	410,000	599,650
Bunge Ltd. Finance Corp. 06/15/19	8.500%	790,000	970,501
Cargill, Inc.(a) Senior Unsecured 11/27/17	6.000%	170,000	194,108
03/06/19	7.350%	250,000	302,606
11/01/36	7.250%	300,000	374,824
09/15/37	6.625%	545,000	650,484
Coca-Cola Co. (The) Senior Unsecured 04/01/18	1.150%	1,011,000	982,179
ConAgra Foods, Inc. Senior Unsecured 10/01/26	7.125%	400,000	478,280
Diageo Investment Corp. 05/11/22	2.875%	900,000	857,907
09/15/22	8.000%	865,000	1,127,003
General Mills, Inc. Senior Unsecured 02/15/19	5.650%	140,000	162,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Heineken NV Senior Unsecured(a) 10/01/17	1.400%	655,000	642,603
Kellogg Co. Senior Unsecured 05/17/22	3.125%	667,000	632,387
Kraft Foods Group, Inc. Senior Unsecured 08/23/18	6.125%	400,000	466,249
01/26/39	6.875%	605,000	736,793
PepsiCo, Inc. Senior Unsecured 08/13/17	1.250%	1,025,000	1,014,019
11/01/18	7.900%	133,000	166,247
08/25/21	3.000%	838,000	826,371
SABMiller PLC Senior Unsecured(a) 01/15/14	5.700%	960,000	961,856
Total			13,882,649
Gas Distributors 0.2%
AGL Capital Corp. 07/15/16	6.375%	800,000	892,039
10/01/34	6.000%	1,000,000	1,128,824
Atmos Energy Corp. Senior Unsecured 03/15/19	8.500%	1,146,000	1,468,552
Boston Gas Co. Senior Unsecured(a) 02/15/42	4.487%	359,000	339,367
Sempra Energy Senior Unsecured 06/15/18	6.150%	370,000	424,751
02/15/19	9.800%	1,672,000	2,208,774
Total			6,462,307
Gas Pipelines 0.4%
ANR Pipeline Co. Senior Unsecured 11/01/21	9.625%	200,000	270,039
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	395,000	453,386
Magellan Midstream Partners LP Senior Unsecured 07/15/19	6.550%	1,065,000	1,260,262
02/01/21	4.250%	510,000	528,093
10/15/43	5.150%	438,000	431,731
NiSource Finance Corp. 01/15/19	6.800%	377,000	438,750
09/15/20	5.450%	225,000	250,198

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/23	3.850%	237,000	228,051
02/01/42	5.800%	381,000	396,284
02/15/44	4.800%	572,000	516,096
Spectra Energy Capital LLC 10/01/19	8.000%	1,345,000	1,602,114
03/01/20	5.650%	1,465,000	1,595,277
09/15/38	7.500%	490,000	563,444
Texas Eastern Transmission LP Senior Unsecured(a) 10/15/22	2.800%	660,000	592,480
TransCanada PipeLines Ltd. Senior Unsecured 01/15/19	7.125%	677,000	818,297
10/15/37	6.200%	500,000	569,614
08/15/38	7.250%	585,000	741,289
Total			11,255,405
Health Care 0.1%
Medco Health Solutions, Inc. 03/15/18	7.125%	500,000	594,134
09/15/20	4.125%	760,000	786,934
Quest Diagnostics, Inc. 01/30/20	4.750%	600,000	624,179
Total			2,005,247
Healthcare Insurance —%
Aetna, Inc. Senior Unsecured 12/15/37	6.750%	590,000	719,520
UnitedHealth Group, Inc. Senior Unsecured 03/15/36	5.800%	185,000	203,513
11/15/37	6.625%	285,000	344,809
Total			1,267,842
Independent Energy 0.5%
Alberta Energy Co., Ltd. Senior Unsecured 11/01/31	7.375%	695,000	815,982
Anadarko Finance Co. 05/01/31	7.500%	1,240,000	1,507,603
Apache Corp. Senior Unsecured 09/15/18	6.900%	750,000	901,488
04/15/22	3.250%	64,000	63,056
04/15/43	4.750%	268,000	259,946
Burlington Resources Finance Co. 12/01/31	7.400%	530,000	687,136
Burlington Resources, Inc. 03/15/25	8.200%	300,000	393,495

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd. Senior Unsecured 06/30/33	6.450%	699,000	791,829
ConocoPhillips Senior Unsecured 07/15/18	6.650%	605,000	719,798
Devon Energy Corp. Senior Unsecured 01/15/19	6.300%	1,050,000	1,216,801
Devon Financing Corp. LLC 09/30/31	7.875%	550,000	707,411
EOG Resources, Inc. Senior Unsecured 03/15/23	2.625%	707,000	643,207
Hess Corp. Senior Unsecured 10/01/29	7.875%	725,000	923,933
Kerr-McGee Corp. 09/15/31	7.875%	800,000	1,001,074
Occidental Petroleum Corp. Senior Unsecured 02/15/17	1.750%	244,000	244,839
02/01/21	4.100%	1,250,000	1,312,170
Talisman Energy, Inc. Senior Unsecured 06/01/19	7.750%	795,000	952,144
02/01/37	5.850%	340,000	328,513
02/01/38	6.250%	345,000	350,814
Tosco Corp. 02/15/30	8.125%	775,000	1,079,656
Total			14,900,895
Integrated Energy 0.4%
Anadarko Holding Co. Senior Unsecured 05/15/28	7.150%	570,000	660,925
BG Energy Capital PLC(a) 10/15/41	5.125%	200,000	205,088
BP Capital Markets PLC 03/10/15	3.875%	1,450,000	1,508,431
11/06/17	1.375%	497,000	489,443
05/06/22	3.245%	715,000	693,022
09/26/23	3.994%	1,212,000	1,224,448
Cenovus Energy, Inc. Senior Unsecured 08/15/22	3.000%	300,000	281,322
11/15/39	6.750%	665,000	779,461
Chevron Corp. Senior Unsecured 06/24/20	2.427%	431,000	419,389

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/24/23	3.191%	269,000	258,227
ConocoPhillips Senior Unsecured 03/30/29	7.000%	475,000	590,242
Shell International Finance BV 09/22/19	4.300%	1,000,000	1,096,118
03/25/20	4.375%	400,000	438,498
08/12/23	3.400%	489,000	476,606
12/15/38	6.375%	480,000	596,155
Suncor Energy, Inc. Senior Unsecured 06/01/18	6.100%	970,000	1,121,279
Total Capital International SA 02/17/22	2.875%	500,000	475,478
Total Capital International Sa 06/28/17	1.550%	311,000	311,067
Total Capital SA 03/15/16	2.300%	1,170,000	1,205,463
Total			12,830,662
Life Insurance 0.8%
AIG SunAmerica Global Financing X Senior Secured(a) 03/15/32	6.900%	585,000	709,246
Aflac, Inc. Senior Unsecured 02/15/17	2.650%	98,000	101,127
05/15/19	8.500%	761,000	971,950
02/15/22	4.000%	78,000	78,504
08/15/40	6.450%	267,000	314,153
American International Group, Inc. Senior Unsecured 08/15/18	8.250%	500,000	625,440
02/15/24	4.125%	767,000	762,554
Jackson National Life Global Funding Senior Secured(a) 06/01/18	4.700%	600,000	625,781
Lincoln National Corp. Senior Unsecured 06/24/21	4.850%	140,000	149,610
03/15/22	4.200%	445,000	453,464
MassMutual Global Funding II(a) Senior Secured 04/14/16	3.125%	290,000	303,559
04/05/17	2.000%	670,000	671,968
08/02/18	2.100%	598,000	598,295
10/17/22	2.500%	1,551,000	1,400,868
MetLife Global Funding I Secured(a) 01/10/18	1.500%	1,314,000	1,278,002

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife, Inc. Senior Unsecured 11/13/43	4.875%	490,000	480,906
Metropolitan Life Global Funding I(a) Secured 01/11/16	3.125%	855,000	891,202
Senior Secured 01/10/14	2.000%	565,000	565,248
06/10/14	5.125%	1,450,000	1,480,051
06/14/18	3.650%	900,000	947,237
04/11/22	3.875%	1,049,000	1,057,777
New York Life Global Funding(a) 07/24/15	0.750%	825,000	826,739
Secured 02/12/16	0.800%	450,000	448,736
Senior Secured 05/04/15	3.000%	1,830,000	1,888,505
Pacific Life Insurance Co. Subordinated Notes(a) 06/15/39	9.250%	490,000	680,468
Pricoa Global Funding I Senior Secured(a) 05/29/18	1.600%	1,439,000	1,394,888
Principal Financial Group, Inc. 05/15/19	8.875%	500,000	639,265
Principal Life Global Funding II(a) Secured 12/11/15	1.000%	478,000	478,973
Senior Secured 10/15/18	2.250%	2,018,000	2,002,008
Prudential Insurance Co. of America (The) Senior Subordinated Notes(a) 07/01/25	8.300%	2,060,000	2,585,733
Total			25,412,257
Media Cable 0.5%
COX Communications, Inc.(a) Senior Unsecured 01/15/19	9.375%	380,000	478,080
03/01/39	8.375%	420,000	509,365
Comcast Cable Communications Holdings, Inc. 11/15/22	9.455%	1,165,000	1,613,614
Comcast Cable Communications LLC 05/01/17	8.875%	753,000	924,682
Comcast Corp. 11/15/35	6.500%	1,070,000	1,248,051
03/15/37	6.450%	1,940,000	2,251,453
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	880,000	924,448
03/15/22	3.800%	415,000	398,664

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/40	6.000%	875,000	864,063
03/01/41	6.375%	425,000	440,664
TCI Communications, Inc. Senior Unsecured 02/15/28	7.125%	415,000	510,389
Time Warner Cable, Inc. 02/14/14	8.250%	830,000	837,188
07/01/18	6.750%	865,000	970,044
02/14/19	8.750%	662,000	789,661
05/01/37	6.550%	580,000	536,705
Time Warner Entertainment Co. LP 07/15/33	8.375%	695,000	757,190
Total			14,054,261
Media Non-Cable 0.2%
21st Century Fox America, Inc 07/15/24	9.500%	407,000	532,551
21st Century Fox America, Inc. 05/18/18	7.250%	375,000	452,935
10/30/25	7.700%	400,000	498,526
04/30/28	7.300%	350,000	409,724
12/15/34	6.200%	450,000	498,134
CBS Corp. 07/30/30	7.875%	795,000	989,123
07/01/42	4.850%	1,075,000	968,630
Discovery Communications LLC 06/15/21	4.375%	200,000	206,666
05/15/22	3.300%	500,000	473,399
NBCUniversal Media LLC 04/01/21	4.375%	755,000	799,109
04/30/40	6.400%	314,000	360,983
Thomson Reuters Corp. 07/15/18	6.500%	725,000	840,590
Total			7,030,370
Metals 0.3%
BHP Billiton Finance USA Ltd. 04/01/14	5.500%	1,100,000	1,114,030
02/24/15	1.000%	157,000	157,861
09/30/18	2.050%	554,000	553,932
09/30/43	5.000%	497,000	505,320
Barrick North America Finance LLC 05/30/21	4.400%	400,000	385,138
Freeport-McMoRan Copper & Gold, Inc. 03/15/23	3.875%	300,000	283,694
Senior Unsecured 03/01/17	2.150%	917,000	922,975
03/01/22	3.550%	580,000	551,232

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nucor Corp. Senior Unsecured 12/01/37	6.400%	250,000	278,113
Placer Dome, Inc. Senior Unsecured 10/15/35	6.450%	780,000	720,860
Rio Tinto Finance USA Ltd. 05/01/14	8.950%	495,000	508,446
05/01/19	9.000%	390,000	509,193
11/02/20	3.500%	300,000	306,292
09/20/21	3.750%	1,104,000	1,114,595
Total			7,911,681
Non-Captive Consumer —%
HSBC Finance Corp. Senior Unsecured 01/19/16	5.500%	1,090,000	1,181,725
Non-Captive Diversified 0.5%
General Electric Capital Corp. Senior Secured 12/11/15	1.000%	606,000	610,855
Senior Unsecured 07/02/15	1.625%	1,000,000	1,015,958
09/15/17	5.625%	3,400,000	3,867,830
05/01/18	5.625%	3,550,000	4,076,706
08/07/19	6.000%	2,400,000	2,815,949
01/08/20	5.500%	1,450,000	1,660,223
01/07/21	4.625%	300,000	327,134
03/15/32	6.750%	505,000	625,344
Subordinated Notes 02/11/21	5.300%	292,000	326,637
General Electric Capital Corp.(c) Senior Unsecured 02/15/17	0.411%	1,250,000	1,236,431
Total			16,563,067
Oil Field Services 0.3%
Cameron International Corp. Senior Unsecured 04/30/15	1.600%	296,000	297,808
Diamond Offshore Drilling, Inc. Senior Unsecured 11/01/23	3.450%	984,000	949,998
Halliburton Co. Senior Unsecured 02/15/21	8.750%	400,000	517,911
09/15/39	7.450%	240,000	323,022
Nabors Industries, Inc. 02/15/18	6.150%	400,000	449,492
09/15/21	4.625%	1,840,000	1,842,156
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Oilwell Varco, Inc. Senior Unsecured 12/01/17	1.350%	432,000	424,429
Noble Holding International Ltd. 03/15/22	3.950%	96,000	93,851
Schlumberger Investment SA(a) 09/14/21	3.300%	344,000	342,004
Schlumberger Ltd.(a) 01/15/21	4.200%	610,000	644,762
Transocean, Inc. 11/15/20	6.500%	810,000	924,971
12/15/21	6.375%	124,000	139,341
12/15/41	7.350%	67,000	80,802
Weatherford International Ltd. 04/15/22	4.500%	111,000	111,699
03/01/39	9.875%	375,000	525,000
09/15/40	6.750%	280,000	302,058
04/15/42	5.950%	125,000	125,243
Total			8,094,547
Other Financial Institutions —%
CME Group, Inc. Senior Unsecured 02/15/14	5.750%	326,000	327,964
Other Industry —%
Hutchison Whampoa International 11 Ltd.(a) 01/13/22	4.625%	1,200,000	1,225,753
Other Utility —%
American Water Capital Corp. Senior Unsecured 10/15/37	6.593%	300,000	363,882
Pharmaceuticals 0.2%
AbbVie, Inc. Senior Unsecured 11/06/22	2.900%	870,000	813,151
Amgen, Inc. Senior Unsecured 06/01/37	6.375%	1,100,000	1,261,544
11/15/41	5.150%	1,465,000	1,459,559
Gilead Sciences, Inc. Senior Unsecured 12/01/21	4.400%	500,000	533,974
GlaxoSmithKline Capital, Inc. 03/18/16	0.700%	592,000	589,487
Merck & Co, Inc. Senior Unsecured 05/18/23	2.800%	968,000	896,159

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pfizer, Inc. Senior Unsecured 06/15/23	3.000%	1,530,000	1,437,543
Total			6,991,417
Property & Casualty 0.3%
ACE INA Holdings, Inc. 05/15/15	5.600%	630,000	671,964
Berkshire Hathaway Finance Corp. 12/15/15	2.450%	333,000	345,097
05/15/18	5.400%	2,200,000	2,530,504
05/15/22	3.000%	1,000,000	958,656
01/15/40	5.750%	385,000	425,884
Berkshire Hathaway, Inc. Senior Unsecured 08/15/21	3.750%	488,000	503,143
CNA Financial Corp. Senior Unsecured 12/15/14	5.850%	615,000	644,143
08/15/16	6.500%	300,000	337,398
11/15/19	7.350%	360,000	436,396
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	330,000	346,100
Nationwide Mutual Insurance Co.(a) Subordinated Notes 04/15/34	6.600%	290,000	295,438
08/15/39	9.375%	1,170,000	1,640,726
Travelers Property Casualty Corp. Senior Unsecured 04/15/26	7.750%	605,000	771,348
Total			9,906,797
Railroads 0.2%
Burlington Northern Santa Fe LLC Senior Unsecured 03/15/22	3.050%	217,000	205,680
03/15/23	3.000%	155,000	144,345
08/15/30	7.950%	500,000	652,039
05/01/40	5.750%	790,000	866,940
03/15/42	4.400%	500,000	445,538
CSX Corp. Senior Unsecured 05/01/17	7.900%	625,000	746,777
02/01/19	7.375%	815,000	988,767
06/01/21	4.250%	215,000	224,776
Canadian Pacific Railway Co. Senior Unsecured 05/15/19	7.250%	450,000	544,970
Norfolk Southern Corp. Senior Unsecured 02/15/23	2.903%	883,000	815,609
05/23/11	6.000%	1,072,000	1,139,061

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Pacific Corp. Senior Unsecured 07/15/22	4.163%	849,000	873,438
Total			7,647,940
REITs 0.3%
Boston Properties LP Senior Unsecured 11/15/18	3.700%	860,000	907,472
05/15/21	4.125%	378,000	386,163
Duke Realty LP Senior Unsecured 02/15/21	3.875%	521,000	514,015
ERP Operating LP Senior Unsecured 09/15/14	5.250%	275,000	283,751
08/01/16	5.375%	500,000	551,288
12/15/21	4.625%	788,000	830,755
HCP, Inc. Senior Unsecured 02/01/19	3.750%	302,000	313,682
02/01/20	2.625%	920,000	876,934
02/01/21	5.375%	682,000	742,410
11/15/23	4.250%	490,000	479,317
ProLogis LP 03/15/20	6.875%	331,000	389,855
Simon Property Group LP Senior Unsecured 02/01/15	4.200%	1,000,000	1,029,400
05/30/18	6.125%	900,000	1,042,033
WEA Finance LLC/WT Finance Australia Propriety Ltd.(a) 09/02/19	6.750%	1,407,000	1,672,930
Total			10,020,005
Retailers 0.1%
Advance Auto Parts, Inc. 01/15/22	4.500%	700,000	710,320
CVS Caremark Corp. Senior Unsecured 09/15/39	6.125%	430,000	487,671
CVS Pass-Through Trust(a) Pass-Through Certificates 10/10/25	6.204%	283,824	313,770
01/10/34	5.926%	531,006	560,936
Gap, Inc. (The) Senior Unsecured 04/12/21	5.950%	820,000	906,078
Macy's Retail Holdings, Inc. 03/15/37	6.375%	400,000	446,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Target Corp. Senior Unsecured 11/01/32	6.350%	150,000	175,619
Total			3,600,768
Supermarkets 0.1%
Kroger Co. (The) 08/15/17	6.400%	300,000	343,721
01/15/20	6.150%	440,000	501,486
04/01/31	7.500%	1,220,000	1,480,974
Total			2,326,181
Supranational 0.1%
African Development Bank 09/01/19	8.800%	1,700,000	2,194,811
Corporación Andina de Fomento Senior Unsecured 01/15/16	3.750%	1,192,000	1,239,320
Total			3,434,131
Technology 0.7%
Apple, Inc. Senior Unsecured 05/03/18	1.000%	2,084,000	2,015,117
05/03/23	2.400%	1,645,000	1,479,202
Arrow Electronics, Inc. Senior Unsecured 04/01/20	6.000%	760,000	810,507
01/15/27	7.500%	959,000	1,101,332
Cisco Systems, Inc. Senior Unsecured 01/15/40	5.500%	1,460,000	1,544,728
Dell, Inc. Senior Unsecured 04/15/28	7.100%	390,000	343,200
HP Enterprise Services LLC Senior Unsecured 10/15/29	7.450%	300,000	337,535
Hewlett-Packard Co. Senior Unsecured 09/15/21	4.375%	1,058,000	1,077,286
International Business Machines Corp. Senior Unsecured 07/22/16	1.950%	993,000	1,020,156
10/15/18	7.625%	640,000	800,552
08/01/27	6.220%	655,000	774,695
11/29/32	5.875%	500,000	576,809
Intuit, Inc. Senior Unsecured 03/15/17	5.750%	1,100,000	1,229,895

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microsoft Corp. Senior Unsecured 09/25/15	1.625%	360,000	367,498
11/15/22	2.125%	523,000	472,473
12/15/23	3.625%	667,000	668,042
10/01/40	4.500%	518,000	492,085
National Semiconductor Corp. Senior Unsecured 04/15/15	3.950%	565,000	588,906
06/15/17	6.600%	1,115,000	1,303,053
Oracle Corp. Senior Unsecured 10/15/22	2.500%	1,700,000	1,557,091
07/15/23	3.625%	900,000	892,770
04/15/38	6.500%	280,000	341,139
07/08/39	6.125%	339,000	394,999
07/15/40	5.375%	155,000	165,506
Pitney Bowes, Inc. Senior Unsecured 03/15/18	5.600%	150,000	161,370
Xerox Corp. Senior Unsecured 02/01/17	6.750%	500,000	567,874
12/15/19	5.625%	475,000	523,792
Total			21,607,612
Transportation Services 0.1%
ERAC U.S.A. Finance LLC(a) 10/15/37	7.000%	610,000	721,888
ERAC USA Finance LLC Senior Notes(a) 08/16/21	4.500%	600,000	625,288
Penske Truck Leasing Co. LP/Corp. Senior Unsecured(a) 07/11/14	2.500%	850,000	856,918
Ryder System, Inc. Senior Unsecured 06/01/17	3.500%	705,000	737,646
United Parcel Service of America, Inc. Senior Unsecured(c) 04/01/30	8.375%	225,000	303,692
Total			3,245,432
Wireless 0.5%
Alltel Corp. Senior Unsecured 05/01/29	6.800%	2,250,000	2,602,271
America Movil SAB de CV 10/16/19	5.000%	650,000	710,125
03/30/40	6.125%	300,000	317,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Unsecured 07/16/22	3.125%	1,297,000	1,197,323
America Movil SAB de CV(c) Senior Unsecured 09/12/16	1.244%	1,680,000	1,697,428
American Tower Corp. Senior Unsecured 01/31/23	3.500%	670,000	610,869
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured 11/15/18	8.500%	1,965,000	2,487,951
Centel Capital Corp. 10/15/19	9.000%	350,000	414,958
Crown Castle Towers LLC(a) Senior Secured 08/15/35	3.214%	1,160,000	1,182,685
01/15/40	6.113%	1,000,000	1,121,331
Rogers Communications, Inc. 05/01/32	8.750%	1,075,000	1,393,679
Vodafone Group PLC Senior Unsecured 03/20/17	1.625%	2,200,000	2,199,219
Total			15,935,274
Wirelines 0.8%
AT&T, Inc. Senior Unsecured 02/12/16	0.900%	1,362,000	1,355,080
02/15/19	5.800%	1,000,000	1,146,359
05/15/21	4.450%	600,000	631,698
01/15/38	6.300%	750,000	832,141
09/01/40	5.350%	1,821,000	1,801,756
12/15/42	4.300%	1,158,000	982,261
06/15/45	4.350%	1,219,000	1,031,996
British Telecommunications PLC 06/22/15	2.000%	205,000	208,605
Senior Unsecured 06/28/16	1.625%	231,000	233,036
12/15/30	9.625%	350,000	522,285
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	900,000	936,000
09/15/39	7.600%	500,000	445,000
Deutsche Telekom International Finance BV 08/20/18	6.750%	525,000	622,322
06/15/30	8.750%	290,000	409,127
Deutsche Telekom International Finance BV(a) 03/06/17	2.250%	500,000	507,122
03/06/42	4.875%	150,000	143,144
GTE Corp. 04/15/18	6.840%	840,000	978,395

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Orange SA Senior Unsecured 03/01/31	8.750%	790,000	1,090,732
Qwest Corp. Senior Unsecured 12/01/21	6.750%	1,063,000	1,163,947
Telecom Italia Capital SA 06/04/18	6.999%	700,000	775,250
Telefonica Emisiones SAU 06/20/16	6.421%	790,000	880,336
07/03/17	6.221%	1,000,000	1,127,321
04/27/18	3.192%	241,000	245,438
02/16/21	5.462%	120,000	126,910
Verizon Communications, Inc. Senior Unsecured 02/15/16	5.550%	1,500,000	1,640,433
02/15/18	5.500%	250,000	282,440
11/01/18	8.750%	915,000	1,170,810
12/01/30	7.750%	1,530,000	1,954,183
02/15/38	6.400%	180,000	202,134
Verizon Maryland LLC 06/15/33	5.125%	500,000	474,051
Verizon New England, Inc. 11/15/29	7.875%	645,000	757,015
Verizon Pennsylvania LLC 12/01/28	6.000%	1,015,000	999,650
Total			25,676,977
Total Corporate Bonds & Notes (Cost: $458,694,756)			466,341,324

Residential Mortgage-Backed Securities —
Agency 25.5%

Federal Home Loan Banks CMO Series 2015-TQ Class A(d) 10/20/15	5.065%	885,574	939,305
Federal Home Loan Mortgage Corp.(c)(d) 11/01/36	2.375%	549,168	584,625
07/01/40	4.011%	1,863,784	1,969,035
07/01/36	4.792%	317,868	341,671
CMO Series 2551 Class NS 01/15/33	14.178%	551,218	689,103
CMO Series 264 Class F1 07/15/42	0.717%	7,432,056	7,447,367
CMO Series 267 Class F5 08/15/42	0.667%	2,783,454	2,788,463
CMO Series 274 Class F1 08/15/42	0.667%	1,412,185	1,406,641
CMO Series 279 Class F6 09/15/42	0.617%	2,800,117	2,779,022

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 281 Class F1 10/15/42	0.667%	1,401,629	1,389,742
CMO Series 3102 Class FB 01/15/36	0.467%	567,967	568,863
CMO Series 3147 Class PF 04/15/36	0.467%	1,060,751	1,062,012
CMO Series 3229 Class AF 08/15/23	0.417%	932,675	929,419
CMO Series 3523 Class SD 06/15/36	19.204%	226,993	306,916
CMO Series 3549 Class FA 07/15/39	1.367%	396,203	401,617
CMO Series 3688 Class CU 11/15/21	6.741%	1,054,883	1,131,858
CMO Series 3688 Class GT 11/15/46	7.190%	1,604,186	1,928,080
CMO Series 3804 Class FN 03/15/39	0.617%	741,525	739,551
CMO Series 3852 Class QN 05/15/41	5.500%	1,653,019	1,722,822
CMO Series 3966 Class BF 10/15/40	0.667%	3,028,037	3,045,270
CMO Series 3997 Class PF 11/15/39	0.617%	1,824,351	1,822,900
CMO Series 4012 Class FN 03/15/42	0.667%	3,868,741	3,860,384
CMO Series 4048 Class FB 10/15/41	0.567%	4,240,356	4,247,577
CMO Series 4048 Class FJ 07/15/37	0.568%	3,690,561	3,423,008
CMO Series 4087 Class FA 05/15/39	0.617%	3,125,572	3,133,286
CMO Series 4095 Class FB 04/15/39	0.567%	3,662,406	3,663,910
CMO Series 4272 Class W 04/15/40	5.609%	7,209,720	8,028,488
Structured Pass-Through Securities CMO Series T-62 Class 1A1 10/25/44	1.344%	1,327,589	1,345,351
Federal Home Loan Mortgage Corp.(c)(d)(e) CMO IO STRIPS Series 239 Class S30 08/15/36	7.533%	2,010,307	383,529
CMO IO Series 3380 Class SI 10/15/37	6.203%	7,393,362	1,036,882
CMO IO Series 3385 Class SN 11/15/37	5.833%	697,177	98,117
CMO IO Series 3451 Class SA 05/15/38	5.883%	1,201,662	157,197
CMO IO Series 3531 Class SM 05/15/39	5.933%	1,278,942	184,296
CMO IO Series 3608 Class SC 12/15/39	6.083%	2,167,165	287,949
CMO IO Series 3740 Class SB 10/15/40	5.833%	2,303,565	392,955
CMO IO Series 3740 Class SC 10/15/40	5.833%	3,363,679	538,167

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 3802 Class LS 01/15/40	2.122%	4,137,508	247,152
Federal Home Loan Mortgage Corp.(d) 03/01/33	3.000%	2,995,348	2,906,019
01/01/32 - 06/01/42	3.500%	7,924,185	7,876,342
12/01/32 - 06/01/42	4.000%	8,645,175	8,839,491
05/01/41	4.500%	6,040,193	6,400,151
05/01/36 - 08/01/40	5.000%	5,996,818	6,487,724
02/01/24 - 05/01/38	5.500%	4,328,313	4,719,830
09/01/21 - 09/01/37	6.000%	9,272,908	10,212,247
11/01/22 - 10/17/38	6.500%	5,213,583	5,742,625
09/01/37 - 02/01/38	7.500%	341,731	375,075
CMO Series 2127 Class PG 02/15/29	6.250%	869,399	964,065
CMO Series 2165 Class PE 06/15/29	6.000%	330,795	367,338
CMO Series 2326 Class ZQ 06/15/31	6.500%	1,567,892	1,730,380
CMO Series 2399 Class TH 01/15/32	6.500%	802,957	862,551
CMO Series 2517 Class Z 10/15/32	5.500%	782,970	851,864
CMO Series 2545 Class HG 12/15/32	5.500%	1,161,487	1,270,214
CMO Series 2557 Class HL 01/15/33	5.300%	1,204,404	1,314,605
CMO Series 2568 Class KG 02/15/23	5.500%	1,943,676	2,123,884
CMO Series 2586 Class TG 03/15/23	5.500%	3,000,000	3,313,728
CMO Series 2597 Class AE 04/15/33	5.500%	969,751	1,077,462
CMO Series 262 Class 35 07/15/42	3.500%	10,234,059	10,343,541
CMO Series 2752 Class EZ 02/15/34	5.500%	3,318,163	3,600,963
CMO Series 2764 Class UE 10/15/32	5.000%	890,160	932,447
CMO Series 2764 Class ZG 03/15/34	5.500%	1,939,508	2,105,097
CMO Series 2802 Class VG 07/15/23	5.500%	1,683,035	1,717,349
CMO Series 2825 Class VQ 07/15/26	5.500%	1,959,712	2,024,559
CMO Series 2953 Class PG 03/15/35	5.500%	4,000,000	4,356,788
CMO Series 2986 Class CH 06/15/25	5.000%	1,747,382	1,897,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2989 Class TG 06/15/25	5.000%	1,381,540	1,501,038
CMO Series 299 Class 300 01/15/43	3.000%	1,901,127	1,826,355
CMO Series 2990 Class UZ 06/15/35	5.750%	2,474,416	2,675,686
CMO Series 3075 Class PD 01/15/35	5.500%	711,583	750,833
CMO Series 3101 Class UZ 01/15/36	6.000%	1,375,481	1,518,725
CMO Series 3123 Class AZ 03/15/36	6.000%	2,034,443	2,262,801
CMO Series 3143 Class BC 02/15/36	5.500%	1,699,888	1,861,002
CMO Series 3151 Class PD 11/15/34	6.000%	51,397	51,495
CMO Series 3164 Class MG 06/15/36	6.000%	542,082	596,668
CMO Series 3195 Class PD 07/15/36	6.500%	1,390,475	1,569,519
CMO Series 3200 Class AY 08/15/36	5.500%	1,280,021	1,377,314
CMO Series 3213 Class JE 09/15/36	6.000%	2,757,650	3,018,166
CMO Series 3218 Class BE 09/15/35	6.000%	1,390,766	1,451,297
CMO Series 3229 Class HE 10/15/26	5.000%	2,216,000	2,420,224
CMO Series 3266 Class D 01/15/22	5.000%	3,744,261	4,005,592
CMO Series 3402 Class NC 12/15/22	5.000%	1,390,138	1,491,938
CMO Series 3423 Class PB 03/15/38	5.500%	2,000,000	2,174,016
CMO Series 3453 Class B 05/15/38	5.500%	598,774	652,301
CMO Series 3461 Class Z 06/15/38	6.000%	4,169,475	4,731,520
CMO Series 3501 Class CB 01/15/39	5.500%	1,476,461	1,610,989
CMO Series 3666 Class VA 12/15/22	5.500%	1,583,648	1,619,796
CMO Series 3680 Class MA 07/15/39	4.500%	3,496,400	3,781,458
CMO Series 3684 Class CY 06/15/25	4.500%	2,000,000	2,118,026
CMO Series 3687 Class MA 02/15/37	4.500%	2,259,446	2,408,385
CMO Series 3704 Class CT 12/15/36	7.000%	2,954,648	3,524,777
CMO Series 3704 Class DT 11/15/36	7.500%	2,819,622	3,229,877
CMO Series 3704 Class ET 12/15/36	7.500%	2,264,294	2,745,703
CMO Series 3707 Class B 08/15/25	4.500%	2,027,855	2,162,922

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3720 Class A 09/15/25	4.500%	1,314,087	1,416,214
CMO Series 3819 Class ZQ 04/15/36	6.000%	2,721,759	2,992,585
CMO Series 3827 Class BM 08/15/39	5.500%	1,831,963	1,997,625
CMO Series 3890 Class ME 07/15/41	5.000%	1,000,000	1,065,992
CMO Series 3957 Class B 11/15/41	4.000%	1,219,704	1,263,221
CMO Series 3966 Class NA 12/15/41	4.000%	2,015,143	2,036,306
CMO Series 4015 Class MY 03/15/42	3.500%	2,000,000	1,848,856
CMO Series 4173 Class NB 03/15/43	3.000%	2,000,000	1,738,534
CMO Series 4177 Class MQ 03/15/43	2.500%	1,000,000	795,602
CMO Series 4217 Class KY 06/15/43	3.000%	1,200,000	1,007,722
CMO Series 4219 Class JA 08/15/39	3.500%	4,901,528	4,901,766
CMO Series 4240 Class B 08/15/33	3.000%	2,000,000	1,696,210
CMO Series 4244 Class GL 08/15/33	3.000%	1,000,000	855,340
CMO Series R006 Class ZA 04/15/36	6.000%	2,070,022	2,255,832
CMO Series R007 Class ZA 05/15/36	6.000%	4,106,274	4,470,351
Structured Pass-Through Securities CMO Series T-56 Class A5 05/25/43	5.231%	1,925,539	2,073,746
Federal Home Loan Mortgage Corp.(d)(f) CMO PO STRIPS Series 197 Class PO 04/01/28	0.000%	630,825	579,303
CMO PO STRIPS Series 310 Class PO 09/15/43	0.000%	3,456,178	2,516,904
CMO PO Series 2235 Class KP 06/15/30	0.000%	420,197	382,236
CMO PO Series 2777 Class KO 02/15/33	0.000%	225,955	225,795
CMO PO Series 2967 Class EA 04/15/20	0.000%	285,743	276,498
CMO PO Series 3077 Class TO 04/15/35	0.000%	539,801	501,791
CMO PO Series 3100 Class PO 01/15/36	0.000%	888,000	831,399
CMO PO Series 3117 Class OG 02/15/36	0.000%	585,263	567,232
CMO PO Series 3136 Class PO 04/15/36	0.000%	394,071	384,735
CMO PO Series 3200 Class PO 08/15/36	0.000%	519,907	478,304
CMO PO Series 3316 Class JO 05/15/37	0.000%	204,800	190,091

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 3393 Class JO 09/15/32	0.000%	601,628	472,400
CMO PO Series 3510 Class OD 02/15/37	0.000%	741,069	683,750
CMO PO Series 3607 Class AO 04/15/36	0.000%	679,641	621,008
CMO PO Series 3607 Class EO 02/15/33	0.000%	191,511	185,003
CMO PO Series 3607 Class PO 05/15/37	0.000%	724,466	671,107
CMO PO Series 3607 Class TO 10/15/39	0.000%	902,184	831,825
CMO PO Series 3621 Class BO 01/15/40	0.000%	466,961	429,315
CMO PO Series 3623 Class LO 01/15/40	0.000%	744,422	685,932
Federal Home Loan Mortgage Corp.(d)(e) CMO IO Series 3688 Class NI 04/15/32	5.000%	2,637,423	393,593
CMO IO Series 3714 Class IP 08/15/40	5.000%	2,743,757	551,962
CMO IO Series 3739 Class LI 03/15/34	4.000%	3,857,667	286,782
CMO IO Series 3747 Class HI 07/15/37	4.500%	4,915,422	573,461
CMO IO Series 3756 Class IP 08/15/35	4.000%	1,104,836	43,913
CMO IO Series 3760 Class GI 10/15/37	4.000%	1,768,887	210,743
CMO IO Series 3772 Class IO 09/15/24	3.500%	1,727,502	120,874
CMO IO Series 3779 Class IH 11/15/34	4.000%	2,554,788	263,313
CMO IO Series 3800 Class AI 11/15/29	4.000%	2,585,597	197,760
Federal National Mortgage Association(c)(d) 01/01/23	0.508%	6,500,000	6,513,458
01/01/23	0.518%	3,923,936	3,915,248
01/01/23	0.528%	1,963,425	1,967,036
10/01/22	0.558%	5,500,000	5,509,186
09/01/22	0.608%	1,500,000	1,501,461
12/01/23	0.639%	3,000,000	3,005,571
11/01/23	0.640%	4,992,316	4,993,931
08/01/23	0.648%	1,903,000	1,902,923
11/01/23	0.660%	2,500,000	2,501,932
08/01/22	0.718%	1,946,295	1,950,582
04/01/22	0.778%	2,000,000	1,996,954
04/01/22	0.938%	1,500,000	1,501,187
03/01/36	2.875%	1,681,145	1,781,747
12/25/33	13.771%	473,599	566,649
CMO Class 2005-SV Series 75 09/25/35	23.542%	427,161	590,621
CMO Series 2003-129 Class FD 01/25/24	0.665%	670,748	674,806
CMO Series 2003-W8 Class 3F1 05/25/42	0.565%	492,009	486,526

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-36 Class FA 05/25/34	0.565%	796,170	793,629
CMO Series 2005-74 Class SK 05/25/35	19.677%	529,912	736,593
CMO Series 2005-W3 Class 2AF 03/25/45	0.385%	1,301,936	1,299,628
CMO Series 2006-56 Class FC 07/25/36	0.455%	703,177	702,584
CMO Series 2006-56 Class PF 07/25/36	0.515%	524,084	525,200
CMO Series 2007-101 Class A2 06/27/36	0.415%	2,440,471	2,401,399
CMO Series 2007-108 Class AN 11/25/37	8.348%	764,246	910,568
CMO Series 2008-18 Class FA 03/25/38	1.065%	584,043	590,754
CMO Series 2010-28 Class BS 04/25/40	11.217%	410,300	439,335
CMO Series 2010-35 Class SJ 04/25/40	17.118%	1,000,000	1,415,221
CMO Series 2010-49 Class SC 03/25/40	12.331%	1,425,643	1,562,460
CMO Series 2010-61 Class WA 06/25/40	5.959%	450,347	490,882
CMO Series 2011-101 Class FM 01/25/41	0.715%	1,496,696	1,504,180
CMO Series 2011-124 Class JF 02/25/41	0.565%	1,293,556	1,293,065
CMO Series 2011-2 Class WA 02/25/51	5.838%	736,452	802,421
CMO Series 2011-43 Class WA 05/25/51	5.859%	1,249,748	1,365,721
CMO Series 2011-75 Class FA 08/25/41	0.715%	976,870	981,300
CMO Series 2012-101 Class FC 09/25/42	0.665%	1,866,144	1,857,531
CMO Series 2012-108 Class F 10/25/42	0.665%	3,734,558	3,725,864
CMO Series 2012-112 Class FD 10/25/42	0.665%	1,424,083	1,421,780
CMO Series 2012-137 Class CF 08/25/41	0.465%	2,347,978	2,319,117
CMO Series 2012-14 Class FG 07/25/40	0.565%	2,456,061	2,466,413
CMO Series 2012-47 Class HF 05/25/27	0.565%	7,473,464	7,488,732
CMO Series 2012-58 Class FA 03/25/39	0.665%	3,146,862	3,165,671
CMO Series 411 Class F1 08/25/42	0.715%	4,683,548	4,707,338
CMO Series 412 Class F2 08/25/42	0.665%	2,327,505	2,330,163
Series 2003-W16 Class AF5 11/25/33	4.613%	1,612,587	1,632,601
Series 2013-M13 Class A2 04/25/23	2.540%	4,118,000	3,835,884

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-M9 Class A2 01/25/23	2.389%	3,000,000	2,758,242
Federal National Mortgage Association(c)(d)(e) CMO IO Series 1996-4 Class SA 02/25/24	8.335%	275,154	48,897
CMO IO Series 2006-117 Class GS 12/25/36	6.485%	888,935	143,291
CMO IO Series 2006-43 Class SI 06/25/36	6.435%	3,566,255	540,281
CMO IO Series 2006-58 Class IG 07/25/36	6.355%	1,561,821	227,407
CMO IO Series 2006-8 Class WN 03/25/36	6.535%	2,895,918	539,492
CMO IO Series 2006-94 Class GI 10/25/26	6.485%	2,035,919	330,252
CMO IO Series 2007-109 Class PI 12/25/37	6.185%	2,460,007	322,607
CMO IO Series 2007-65 Class KI 07/25/37	6.455%	1,136,015	150,476
CMO IO Series 2007-72 Class EK 07/25/37	6.235%	3,947,112	527,841
CMO IO Series 2007-W7 Class 2A2 07/25/37	6.365%	1,914,509	437,178
CMO IO Series 2009-112 Class ST 01/25/40	6.085%	1,474,196	193,845
CMO IO Series 2009-17 Class QS 03/25/39	6.485%	928,385	123,685
CMO IO Series 2009-37 Class KI 06/25/39	5.835%	3,889,604	555,691
CMO IO Series 2009-68 Class SA 09/25/39	6.585%	1,928,736	295,594
CMO IO Series 2010-125 Class SA 11/25/40	4.275%	6,095,693	588,417
CMO IO Series 2010-147 Class SA 01/25/41	6.365%	4,717,008	943,643
CMO IO Series 2010-35 Class SB 04/25/40	6.255%	1,193,634	145,705
CMO IO Series 2010-42 Class S 05/25/40	6.235%	1,060,319	160,015
CMO IO Series 2010-68 Class SA 07/25/40	4.835%	5,437,271	666,904
CMO IO Series 2011-30 Class LS 04/25/41	2.668%	3,479,238	245,313
Federal National Mortgage Association(d) 10/25/33 - 02/01/43	3.000%	8,812,301	8,106,056
04/25/31 - 08/01/43	3.500%	57,152,236	56,302,258
04/01/20 - 07/01/42	4.000%	7,875,192	8,040,373
10/01/19 - 08/01/40	5.000%	8,564,074	9,305,963
10/01/21 - 10/01/39	5.500%	13,892,416	15,241,376
10/01/19 - 11/01/48	6.000%	18,683,900	20,492,618

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/24 - 02/01/39	6.500%	12,387,881	13,830,067
04/01/37 - 01/01/39	7.000%	3,727,064	4,132,031
05/01/22 - 08/01/37	7.500%	535,733	597,827
CMO Series 1999-7 Class AB 03/25/29	6.000%	707,304	792,806
CMO Series 2001-60 Class PX 11/25/31	6.000%	883,536	986,430
CMO Series 2002-50 Class ZA 05/25/31	6.000%	3,541,524	3,929,601
CMO Series 2002-78 Class Z 12/25/32	5.500%	1,283,087	1,393,387
CMO Series 2003-23 Class EQ 04/25/23	5.500%	2,000,000	2,210,812
CMO Series 2004-50 Class VZ 07/25/34	5.500%	3,368,452	3,625,307
CMO Series 2004-65 Class LT 08/25/24	4.500%	866,062	938,581
CMO Series 2004-W10 Class A6 08/25/34	5.750%	3,000,000	2,997,462
CMO Series 2005-121 Class DX 01/25/26	5.500%	1,740,450	1,921,296
CMO Series 2005-67 Class EY 08/25/25	5.500%	769,370	850,286
CMO Series 2006-102 Class MD 01/25/35	6.000%	627,097	640,086
CMO Series 2006-105 Class ME 11/25/36	5.500%	1,500,000	1,641,522
CMO Series 2006-16 Class HZ 03/25/36	5.500%	7,490,668	8,186,888
CMO Series 2006-74 Class DV 08/25/23	6.500%	233,942	234,976
CMO Series 2006-W3 Class 2A 09/25/46	6.000%	772,994	875,091
CMO Series 2007-104 Class ZE 08/25/37	6.000%	2,011,866	2,177,246
CMO Series 2007-116 Class PB 08/25/35	5.500%	925,280	1,006,279
CMO Series 2007-18 Class MZ 03/25/37	6.000%	1,505,279	1,625,454
CMO Series 2007-42 Class B 05/25/37	6.000%	2,000,000	2,218,078
CMO Series 2007-76 Class ZG 08/25/37	6.000%	4,139,067	4,467,945
CMO Series 2008-68 Class VB 03/25/27	6.000%	354,492	355,352
CMO Series 2008-80 Class GP 09/25/38	6.250%	324,428	360,518
CMO Series 2009-59 Class HB 08/25/39	5.000%	1,670,154	1,797,031
CMO Series 2009-60 Class HT 08/25/39	6.000%	1,823,196	2,049,409
CMO Series 2009-79 Class UA 03/25/38	7.000%	258,763	297,215

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-W1 Class A 12/25/49	6.000%	4,164,491	4,742,963
CMO Series 2010-111 Class AE 04/25/38	5.500%	6,966,493	7,506,291
CMO Series 2010-111 Class AM 10/25/40	5.500%	3,000,000	3,256,734
CMO Series 2010-133 Class A 05/25/38	5.500%	5,571,320	6,054,398
CMO Series 2010-148 Class MA 02/25/39	4.000%	1,160,501	1,182,486
CMO Series 2010-2 Class LC 02/25/40	5.000%	1,200,000	1,268,736
CMO Series 2010-47 Class AV 05/25/21	5.000%	3,617,617	3,794,320
CMO Series 2010-83 Class DN 12/25/20	4.500%	2,910,053	3,160,347
CMO Series 2011-118 Class MT 11/25/41	7.000%	3,146,445	3,516,352
CMO Series 2011-118 Class NT 11/25/41	7.000%	3,788,508	4,275,798
CMO Series 2011-39 Class ZA 11/25/32	6.000%	1,222,764	1,354,979
CMO Series 2011-44 Class EB 05/25/26	3.000%	3,000,000	2,907,468
CMO Series 2011-46 Class B 05/25/26	3.000%	6,000,000	5,769,630
CMO Series 2011-59 Class NZ 07/25/41	5.500%	1,949,970	2,121,474
CMO Series 2012-66 Class CB 06/25/32	3.000%	3,000,000	2,587,413
CMO Series 2013-100 Class WB 10/25/33	3.000%	3,000,000	2,612,361
CMO Series 2013-101 Class E 10/25/33	3.000%	3,000,000	2,560,957
CMO Series 2013-103 Class VG 03/25/30	3.000%	2,500,000	2,284,930
CMO Series 2013-108 Class GU 10/25/33	3.000%	2,500,000	2,223,802
CMO Series 2013-4 Class AJ 02/25/43	3.500%	3,785,249	3,796,597
CMO Series 2013-59 Class PY 06/25/43	2.500%	1,000,000	750,804
CMO Series 2013-81 Class TA 02/25/43	3.000%	2,500,000	2,079,907
CMO Series 2013-90 Class DL 09/25/33	3.500%	1,500,000	1,355,437
CMO Series G94-8 Class K 07/17/24	8.000%	480,593	558,404
Series 2012-M5 Class A2 02/25/22	2.715%	2,122,000	2,046,552
Federal National Mortgage Association(d)(f) CMO PO STRIPS Series 293 Class 1 12/01/24	0.000%	544,804	526,946
CMO PO STRIPS Series 300 Class 1 09/01/24	0.000%	519,351	502,755

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 2000-18 Class EC 10/25/23	0.000%	221,963	214,603
CMO PO Series 2004-46 Class EP 03/25/34	0.000%	540,251	471,208
CMO PO Series 2004-61 Class BO 10/25/32	0.000%	211,261	210,817
CMO PO Series 2006-113 Class PO 07/25/36	0.000%	354,729	347,528
CMO PO Series 2006-15 Class OP 03/25/36	0.000%	518,676	462,609
CMO PO Series 2006-60 Class CO 06/25/35	0.000%	443,046	436,271
CMO PO Series 2006-60 Class DO 04/25/35	0.000%	608,640	591,635
CMO PO Series 2006-8 Class WQ 03/25/36	0.000%	789,796	718,596
CMO PO Series 2006-86 Class OB 09/25/36	0.000%	1,077,110	960,037
CMO PO Series 2009-113 Class AO 01/25/40	0.000%	581,936	526,216
CMO PO Series 2009-69 Class PO 09/25/39	0.000%	399,705	367,335
CMO PO Series 2009-86 Class BO 03/25/37	0.000%	421,577	401,763
CMO PO Series 2009-86 Class OT 10/25/37	0.000%	1,172,991	1,056,264
CMO PO Series 2010-39 Class OT 10/25/35	0.000%	465,410	419,523
CMO PO Series 2010-68 Class CO 07/25/40	0.000%	900,548	830,287
CMO PO Series 2013-101 Class DO 10/25/43	0.000%	3,950,037	2,930,108
CMO PO Series 2013-92 Class PO 09/25/43	0.000%	2,957,862	2,148,135
CMO PO Series 314 Class 1 07/01/31	0.000%	411,064	379,518
CMO PO Series 3151 Class PO 05/15/36	0.000%	487,221	447,011
Federal National Mortgage Association(d)(e) CMO IO Series 2009-71 Class BI 08/25/24	4.500%	423,697	40,291
CMO IO Series 2009-86 Class IP 10/25/39	5.500%	647,576	112,243
CMO IO Series 2009-86 Class UI 10/25/14	4.000%	1,594,765	38,463
CMO IO Series 2010-155 Class KI 01/25/21	3.000%	3,065,952	230,922
Government National Mortgage Association(c)(d) CMO Series 2007-16 Class NS 04/20/37	22.691%	322,753	483,606
CMO Series 2010-H17 Class XQ 07/20/60	5.245%	5,953,093	6,693,241
CMO Series 2011-137 Class WA 07/20/40	5.523%	2,677,350	2,900,078
CMO Series 2012-141 Class WC 01/20/42	3.760%	1,748,324	1,773,722

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-61 Class FM 05/16/42	0.567%	4,894,539	4,892,013
CMO Series 2012-H10 Class FA 12/20/61	0.719%	2,717,957	2,711,820
CMO Series 2012-H21 Class CF 05/20/61	0.869%	2,767,869	2,775,633
CMO Series 2012-H21 Class DF 05/20/61	0.819%	2,470,125	2,473,538
CMO Series 2012-H26 Class MA 07/20/62	0.719%	1,953,933	1,951,021
CMO Series 2012-H28 Class FA 09/20/62	0.749%	4,731,217	4,727,603
CMO Series 2012-H30 Class JA 01/20/60	0.649%	1,965,312	1,970,978
CMO Series 2012-H30 Class PA 11/20/59	0.619%	2,068,421	2,072,130
CMO Series 2013-54 Class WA 11/20/42	4.705%	3,673,828	3,862,229
CMO Series 2013-75 Class WA 06/20/40	5.235%	1,326,860	1,469,313
CMO Series 2013-H01 Class TA 01/20/63	0.669%	1,946,193	1,940,640
CMO Series 2013-H05 Class FB 02/20/62	0.569%	2,942,892	2,924,867
CMO Series 2013-H07 Class GA 03/20/63	0.639%	2,912,903	2,893,704
CMO Series 2013-H07 Class HA 03/20/63	0.579%	1,943,175	1,924,007
CMO Series 2013-H09 Class GA 04/20/63	0.649%	2,936,944	2,918,841
CMO Series 2013-H09 Class SA 04/20/63	0.669%	4,762,032	4,734,651
CMO Series 2013-H21 Class FA 09/20/63	0.919%	5,021,923	5,061,013
CMO Series 2013-H21 Class FB 09/20/63	0.869%	5,233,599	5,260,421
Government National Mortgage Association(c)(d)(e) CMO IO Series 2005-3 Class SE 01/20/35	5.933%	2,310,028	332,728
CMO IO Series 2006-38 Class SG 09/20/33	6.483%	1,331,431	75,756
CMO IO Series 2007-26 Class SW 05/20/37	6.033%	3,280,730	494,371
CMO IO Series 2007-40 Class SN 07/20/37	6.513%	2,237,795	406,491
CMO IO Series 2008-62 Class SA 07/20/38	5.983%	1,960,144	280,723
CMO IO Series 2008-76 Class US 09/20/38	5.733%	2,668,741	335,846
CMO IO Series 2008-95 Class DS 12/20/38	7.133%	2,296,289	371,033
CMO IO Series 2009-102 Class SM 06/16/39	6.233%	2,596,212	344,711
CMO IO Series 2009-106 Class ST 02/20/38	5.833%	3,052,322	458,765

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2009-64 Class SN 07/16/39	5.933%	2,044,681	289,619
CMO IO Series 2009-67 Class SA 08/16/39	5.883%	1,395,496	205,004
CMO IO Series 2009-72 Class SM 08/16/39	6.083%	2,756,784	434,724
CMO IO Series 2009-81 Class SB 09/20/39	5.923%	3,438,758	462,999
CMO IO Series 2009-83 Class TS 08/20/39	5.933%	2,805,951	377,980
CMO IO Series 2010-47 Class PX 06/20/37	6.533%	3,776,007	694,406
CMO IO Series 2011-75 Class SM 05/20/41	6.433%	1,814,645	337,015
Government National Mortgage Association(d) 06/20/63	4.375%	5,075,014	5,520,267
05/20/63	4.433%	3,146,559	3,431,101
05/20/63	4.462%	3,061,687	3,334,137
04/20/63	4.479%	2,048,731	2,231,779
09/15/22	5.000%	862,943	919,420
09/20/38 - 08/20/39	6.000%	3,960,765	4,460,041
09/20/38 - 12/20/38	7.000%	688,748	782,407
CMO Series 1998-11 Class Z 04/20/28	6.500%	587,291	667,404
CMO Series 1999-16 Class Z 05/16/29	6.500%	530,762	603,989
CMO Series 2002-47 Class PG 07/16/32	6.500%	534,683	611,877
CMO Series 2003-25 Class PZ 04/20/33	5.500%	5,310,434	5,875,629
CMO Series 2003-75 Class ZX 09/16/33	6.000%	2,075,454	2,306,855
CMO Series 2005-26 Class XY 03/20/35	5.500%	1,321,000	1,445,161
CMO Series 2005-72 Class AZ 09/20/35	5.500%	1,572,573	1,756,862
CMO Series 2006-17 Class JN 04/20/36	6.000%	1,008,388	1,126,136
CMO Series 2006-33 Class NA 01/20/36	5.000%	1,317,866	1,420,227
CMO Series 2006-69 Class MB 12/20/36	5.500%	3,406,588	3,701,443
CMO Series 2007-6 Class LD 03/20/36	5.500%	541,826	561,034
CMO Series 2008-23 Class PH 03/20/38	5.000%	2,399,577	2,574,701
CMO Series 2009-104 Class AB 08/16/39	7.000%	2,155,276	2,514,993
CMO Series 2009-2 Class PA 12/20/38	5.000%	722,967	778,217
CMO Series 2009-44 Class VA 05/16/20	5.500%	2,087,975	2,137,147
CMO Series 2009-89 Class VA 07/20/20	5.000%	2,016,227	2,219,142

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-130 Class CP 10/16/40	7.000%	1,588,468	1,851,693
CMO Series 2010-14 Class QP 12/20/39	6.000%	1,076,538	1,145,030
CMO Series 2011-43 Class ZQ 01/16/33	5.500%	2,325,771	2,544,123
CMO Series 2013-H01 Class FA 01/20/63	1.650%	4,126,403	4,014,982
CMO Series 2013-H04 Class BA 02/20/63	1.650%	2,445,584	2,376,612
CMO Series 2013-H07 Class JA 03/20/63	1.750%	4,481,489	4,366,454
CMO Series 2013-H09 Class HA 04/20/63	1.650%	6,025,751	5,849,082
Government National Mortgage Association(d)(f) CMO PO Series 2008-1 Class PO 01/20/38	0.000%	409,919	352,261
CMO PO Series 2010-14 Class AO 12/20/32	0.000%	557,088	521,535
CMO PO Series 2010-14 Class EO 06/16/33	0.000%	7,614	7,614
CMO PO Series 2010-157 Class OP 12/20/40	0.000%	1,949,907	1,552,308
Government National Mortgage Association(d)(e) CMO IO Series 2010-107 Class IL 07/20/39	6.000%	1,898,492	460,680
CMO IO Series 2010-144 Class BI 09/16/37	4.000%	7,048,353	883,016
Vendee Mortgage Trust CMO Series 1998-2 Class 1G(d) 06/15/28	6.750%	604,079	687,794
Total Residential Mortgage-Backed Securities — Agency (Cost: $789,303,374)			793,897,063

Residential Mortgage-Backed Securities —
Non-Agency 6.1%

AJAX Mortgage Loan Trust(a)(c)(d)(g) CMO Series 2013-A Class A 02/25/51	3.500%	2,707,050	2,676,964
CMO Series 2013-B Class A1 03/25/52	3.750%	1,792,163	1,810,968
CMO Series 2013-C Class A 03/25/35	4.500%	1,973,892	1,967,413
ASG Resecuritization Trust(a)(c)(d) CMO Series 2009-2 Class G60 05/24/36	4.910%	800,000	831,712
CMO Series 2009-3 Class A65 03/26/37	2.283%	1,464,171	1,463,845

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-3 Class 2A22 10/28/36	0.373%	128,654	128,278
CMO Series 2010-4 Class 2A20 11/28/36	0.379%	136,786	136,361
CMO Series 2011-1 Class 3A50 11/28/35	2.437%	786,987	770,586
ASG Resecuritization Trust(a)(d) CMO Series 2011-1 Class 1A85 09/28/20	4.000%	652,719	658,985
American General Mortgage Loan Trust(a)(c)(d) CMO Series 2009-1 Class A7 09/25/48	5.750%	2,550,000	2,577,790
CMO Series 2010-1A Class A1 03/25/58	5.150%	246,295	247,833
BCAP LLC Trust(a)(c)(d) 05/28/36 0.315% 1,319,496 1,225,359 08/26/37	5.000%	1,339,861	1,323,973
CMO Series 2009-RR13 Class 17A2 04/26/37	5.500%	747,326	781,182
CMO Series 2010-RR12 Class 2A5 01/26/36	4.500%	754,596	777,186
CMO Series 2010-RR4 Class 12A1 07/26/36	4.000%	256,282	259,780
CMO Series 2010-RR6 Class 22A3 06/26/36	4.613%	579,733	602,559
CMO Series 2010-RR6 Class 5A1 11/26/37	4.594%	34,036	33,958
CMO Series 2010-RR7 Class 15A1 01/26/36	0.965%	116,479	115,653
CMO Series 2010-RR7 Class 16A1 02/26/47	0.843%	470,596	465,332
CMO Series 2010-RR7 Class 1A5 04/26/35	4.990%	320,444	328,842
CMO Series 2010-RR7 Class 2A1 07/26/45	2.348%	1,106,963	1,119,480
CMO Series 2010-RR8 Class 3A3 05/26/35	5.044%	246,168	253,163
CMO Series 2010-RR8 Class 3A4 05/26/35	5.044%	1,000,000	942,200
CMO Series 2011-RR10 Class 2A1 09/26/37	1.019%	1,893,051	1,810,470
CMO Series 2011-RR2 Class 3A3 11/21/35	2.712%	306,342	306,437
CMO Series 2012-3 Class 2A5 05/26/37	2.262%	1,640,853	1,625,778
CMO Series 2012-RR10 Class 1A1 02/26/37	0.395%	1,124,538	1,060,038
CMO Series 2012-RR10 Class 3A1 05/26/36	0.356%	2,150,841	2,017,605
CMO Series 2012-RR2 Class 1A1 08/26/36	0.335%	1,183,628	1,146,625
Series 2011-RR5 Class 14A3 07/26/36	2.663%	536,232	533,883
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1(d) 02/25/34	6.000%	714,584	743,933
Banc of America Funding Corp.(a)(c)(d) CMO Series 2010-R4 Class 5A1 07/26/36	0.315%	9,293	9,281
Banc of America Funding Corp.(a)(d) CMO Series 2010-R5 Class 1A1 10/26/37	5.500%	457,732	466,021
Banc of America Funding Corp.(d) CMO Series 2004-3 Class 1A1 10/25/34	5.500%	513,766	527,058
Banc of America Mortgage Securities, Inc.(c)(d) CMO Series 2004-C Class 2A2 04/25/34	2.926%	357,828	357,759
Banc of America Mortgage Securities, Inc.(d) CMO Series 2003-3 Class 1A7 05/25/33	5.500%	699,032	718,919
CMO Series 2004-3 Class 1A26 04/25/34	5.500%	990,208	1,004,879
Banc of America Mortgage Securities, Inc.(d)(f) CMO PO Series 2004-5 Class 1A9 06/25/34	0.000%	531,556	449,573
Bayview Opportunity Master Fund Trust IIB LP(a)(c)(d) Series 2012-4NPL Class A 07/28/32	3.475%	330,188	331,108
Series 2013-8NPL Class A 03/28/33	3.228%	2,468,691	2,486,071
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1(c)(d) 07/25/33	2.467%	173,087	170,456
Bear Stearns Alt-A Trust(c)(d) CMO Series 2004-6 Class 1A 07/25/34	0.805%	1,266,143	1,201,030
CMO Series 2005-2 Class 1A1 03/25/35	0.665%	532,263	506,398
CAM Mortgage Trust CMO Series 2013-1 Class A(a)(c)(d)(g) 11/25/57	3.967%	1,071,248	1,066,561
Chase Mortgage Finance Corp.(c)(d) CMO Series 2007-A1 Class 1A3 02/25/37	2.722%	1,863,520	1,853,332
CMO Series 2007-A1 Class 2A1 02/25/37	2.710%	715,674	716,323
CMO Series 2007-A1 Class 7A1 02/25/37	2.683%	447,894	449,042
Citigroup Mortgage Loan Trust, Inc.(a)(c)(d) CMO Series 2008-AR4 Class 1A1A 11/25/38	2.892%	1,453,698	1,470,085
CMO Series 2009-10 Class 1A1 09/25/33	2.423%	1,052,614	1,074,287

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-11 Class 3A1 05/25/37	5.750%	1,205,886	1,285,632
CMO Series 2010-10 Class 2A1 02/25/36	0.221%	1,056,579	1,067,437
CMO Series 2010-7 Class 10A1 02/25/35	2.611%	358,856	362,319
CMO Series 2011-5 Class 1A1 02/25/46	0.355%	802,891	754,857
Citigroup Mortgage Loan Trust, Inc.(a)(d) CMO Series 2010-8 Class 5A6 11/25/36	4.000%	4,227,483	4,309,503
CMO Series 2010-8 Class 6A6 12/25/36	4.500%	3,728,310	3,834,757
CMO Series 2012-A Class A 06/25/51	2.500%	1,159,696	1,088,706
Citigroup Mortgage Loan Trust, Inc.(d) CMO Series 2003-1 Class 3A4 09/25/33	5.250%	465,137	476,506
CMO Series 2005-2 Class 2A11 05/25/35	5.500%	507,882	511,188
Countrywide Home Loan Mortgage Pass-Through Trust(d) CMO Series 2003-29 Class A1 08/25/33	5.500%	328,601	340,545
CMO Series 2003-40 Class A5 10/25/18	4.500%	669,716	686,126
CMO Series 2004-13 Class 1A4 08/25/34	5.500%	696,349	725,387
CMO Series 2004-3 Class A26 04/25/34	5.500%	389,302	396,728
CMO Series 2004-5 Class 1A4 06/25/34	5.500%	946,802	986,510
Credit Suisse First Boston Mortgage Securities Corp.(d) CMO Series 2003-21 Class 1A4 09/25/33	5.250%	426,304	440,286
CMO Series 2003-27 Class 5A4 11/25/33	5.250%	562,210	566,110
CMO Series 2004-4 Class 2A4 09/25/34	5.500%	844,234	903,059
CMO Series 2004-5 Class 3A1 08/25/19	5.250%	480,260	494,017
CMO Series 2004-8 Class 1A4 12/25/34	5.500%	750,132	794,502
Credit Suisse Mortgage Capital Certificates(a)(c)(d) CMO Series 2010-11R Class A6 06/28/47	1.164%	4,597,023	4,387,902
CMO Series 2010-12R Class 14A1 09/26/46	2.521%	305,297	305,291
CMO Series 2010-12R Class 5A1 04/26/37	3.000%	220,318	220,750
CMO Series 2010-16 Class A4 06/25/50	3.383%	2,000,000	1,954,674
CMO Series 2010-17R Class 1A1 06/26/36	2.398%	506,748	513,752

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-17R Class 5A1 07/26/36	3.500%	118,300	118,232
CMO Series 2010-1R Class 5A1 01/27/36	4.949%	422,090	434,914
CMO Series 2011-16R Class 7A3 12/27/36	3.500%	1,163,406	1,182,869
CMO Series 2011-1R Class A1 02/27/47	1.164%	982,349	979,216
CMO Series 2011-6R Class 3A1 07/28/36	3.601%	864,408	855,221
CMO Series 2011-7R Class A1 08/28/47	1.414%	649,768	648,468
CMO Series 2011-9R Class A1 03/27/46	2.164%	1,939,077	1,943,134
CMO Series 2012-3R Class 1A1 07/27/37	3.250%	1,548,211	1,543,950
FDIC Trust CMO Series 2013-N1 Class A(a)(d) 10/25/18	4.500%	726,784	734,741
Fontainebleau Miami Beach Trust Series 2012-FBLU Class A(a)(d) 05/05/27	2.887%	1,981,496	2,000,705
GMAC Mortgage Corp. Loan Trust(c)(d) CMO Series 2003-AR2 Class 2A4 12/19/33	2.859%	1,117,090	1,111,509
GMAC Mortgage Corp. Loan Trust(d) CMO Series 2004-J1 Class A20 04/25/34	5.500%	626,647	664,557
GSMPS Mortgage Loan Trust(a)(c)(d) CMO Series 2005-RP3 Class 1AF 09/25/35	0.515%	1,297,485	1,076,650
GSMPS Mortgage Loan Trust(a)(c)(d)(e) CMO IO Series 2005-RP3 Class 1AS 09/25/35	4.890%	1,005,550	143,654
GSR Mortgage Loan Trust(c)(d) CMO Series 2005-5F Class 8A3 06/25/35	0.665%	85,790	80,788
GSR Mortgage Loan Trust(d) CMO Series 2003-7F Class 1A4 06/25/33	5.250%	948,729	961,915
HarborView Mortgage Loan Trust CMO Series 2004-3 Class 1A(c)(d) 05/19/34	2.590%	3,038,098	2,974,037
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A(a)(d)(g) 05/25/53	4.000%	3,007,499	2,936,222
Impac CMB Trust CMO Series 2005-4 Class 2A1(c)(d) 05/25/35	0.465%	634,887	635,416

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Impac Secured Assets CMN Owner Trust(c)(d) CMO Series 2003-3 Class A1 08/25/33	4.765%	409,215	418,281
CMO Series 2006-1 Class 2A1 05/25/36	0.515%	820,223	808,315
CMO Series 2006-2 Class 2A1 08/25/36	0.515%	1,045,522	1,013,753
JPMorgan Mortgage Trust(c)(d) CMO Series 2007-A1 Class 5A5 07/25/35	2.753%	996,501	1,011,451
Series 2006-A2 Class 5A3 11/25/33	2.550%	1,525,893	1,535,694
JPMorgan Resecuritization Trust(a)(c)(d) CMO Series 2009-6 Class 4A1 09/26/36	2.704%	450,516	451,856
CMO Series 2010-4 Class 7A1 08/26/35	1.865%	359,221	357,560
LVII Resecuritization Trust(a)(c)(d) CMO Series 2009-2 Class M3 09/27/37	5.287%	2,000,000	2,060,490
CMO Series 2009-3 Class M3 11/27/37	5.743%	650,000	663,986
MASTR Adjustable Rate Mortgages Trust(c)(d) CMO Series 2004-13 Class 2A1 04/21/34	2.644%	851,638	872,234
CMO Series 2004-13 Class 3A7 11/21/34	2.623%	1,617,896	1,654,295
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(d) 12/27/33	5.500%	459,903	484,944
MASTR Seasoned Securities Trust(d) CMO Series 2004-2 Class A1 08/25/32	6.500%	630,213	685,635
CMO Series 2004-2 Class A2 08/25/32	6.500%	992,585	1,098,294
MLCC Mortgage Investors, Inc.(c)(d) CMO Series 2003-A Class 2A1 03/25/28	0.945%	714,469	699,054
CMO Series 2003-E Class A1 10/25/28	0.785%	1,583,586	1,531,699
CMO Series 2004-1 Class 2A1 12/25/34	2.143%	932,358	927,932
CMO Series 2004-G Class A2 01/25/30	0.949%	955,393	910,076
Merrill Lynch Mortgage Investors Trust CMO Series 2004-A Class A1(c)(d) 04/25/29	0.625%	1,507,844	1,413,310
Merrill Lynch Mortgage Investors, Inc. CMO Series 2004-A4 Class A2(c)(d) 08/25/34	2.511%	1,039,118	1,055,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(c)(d) 04/25/34	5.701%	778,980	811,040
Morgan Stanley Re-Remic Trust(a)(d) 07/27/49	2.000%	4,436,636	4,472,129
Morgan Stanley Re-Remic Trust(a)(d)(f) CMO PO Series 2009 Class B 07/17/56	0.000%	1,561,210	1,536,230
Morgan Stanley Re-Remic Trust(a)(d)(h) 07/27/49	0.250%	2,400,000	1,980,000
NCUA Guaranteed Notes(c)(d) CMO Series 2010-R3 Class 1A 12/08/20	0.729%	1,129,987	1,136,767
NCUA Guaranteed Notes(d) CMO Series 2010-R3 Class 3A 12/08/20	2.400%	504,043	514,124
Nomura Asset Acceptance Corp. CMO Series 2004-R2 Class A1(a)(c)(d) 10/25/34	6.500%	290,763	297,171
PennyMac Loan Trust Series 2012-NPL1 Class A(a)(c)(d) 05/28/52	3.422%	484,600	482,290
Prime Mortgage Trust CMO Series 2004-2 Class A2(d) 11/25/19	4.750%	610,657	632,912
RALI Trust(c)(d) CMO Series 2003-QS13 Class A5 07/25/33	0.815%	530,776	497,243
RALI Trust(d) CMO Series 2003-QS13 Class A2 07/25/33	4.000%	1,520,897	1,424,787
CMO Series 2003-QS15 Class A7 08/25/33	5.500%	1,763,020	1,815,257
CMO Series 2004-QS3 Class CB 03/25/19	5.000%	597,921	617,329
RBSSP Resecuritization Trust(a)(c)(d) CMO Series 2010-9 Class 3A1 10/26/34	5.000%	569,804	600,317
CMO Series 2010-9 Class 7A5 05/26/37	4.000%	939,945	960,560
CMO Series 2012-3 Class 3A1 09/26/36	0.315%	1,402,978	1,323,688
RBSSP Resecuritization Trust(a)(d) CMO Series 2009-1 Class 1A1 02/26/36	6.500%	754,625	805,815
CMO Series 2009-2 Class 1A1 08/26/37	7.000%	335,890	349,561
CMO Series 2010-12 Class 8A1 06/27/21	4.000%	255,767	257,924

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RFMSI Trust(d) CMO Series 2003-S4 Class A4 03/25/33	5.750%	747,650	756,163
CMO Series 2005-S1 Class 2A1 02/25/20	4.750%	250,283	256,783
RMS Mortgage Asset Trust CMO Series 2012-1 Class A1(a)(c)(d) 10/25/56	4.703%	1,533,305	1,582,179
Real Estate Asset Trust Series 2011-2A Class A1(a)(d)(g) 05/25/49	5.750%	17,649	17,691
Residential Asset Mortgage Products, Inc. CMO Series 2004-SL2 Class A3(d) 10/25/31	7.000%	928,635	999,658
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(c)(d) 12/25/34	2.477%	594,648	595,471
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(c)(d) 08/26/52	2.734%	718,176	721,584
Sequoia Mortgage Trust(c)(d) CMO Series 2003-1 Class 1A 04/20/33	0.927%	2,588,689	2,537,894
CMO Series 2003-8 Class A1 01/20/34	0.807%	2,148,214	2,091,901
CMO Series 2004-11 Class A1 12/20/34	0.467%	1,956,695	1,896,636
CMO Series 2004-12 Class A3 01/20/35	0.667%	1,058,585	951,637
Station Place Securitization Trust(c)(d) 02/25/15	1.704%	2,500,000	2,500,000
Structured Adjustable Rate Mortgage Loan Trust(c)(d) CMO Series 2004-4 Class 5A 04/25/34	4.703%	600,908	584,706
CMO Series 2004-6 Class 5A4 06/25/34	4.813%	641,716	638,800
Structured Asset Mortgage Investments, Inc.(c)(d) CMO Series 2004-AR5 Class 1A1 10/19/34	0.826%	1,068,771	1,016,591
CMO Series 2005-AR5 Class A3 07/19/35	0.416%	676,435	662,106
Structured Asset Securities Corp.(c)(d) CMO Series 2003-34A Class 3A3 11/25/33	2.489%	1,844,922	1,830,002
CMO Series 2003-40A Class 3A2 01/25/34	2.386%	851,860	825,654
CMO Series 2004-21XS Class 2A4A 12/25/34	4.900%	422,066	421,381
CMO Series 2004-4XS Class 1A5 02/25/34	5.490%	860,206	907,100
Series 2004-6XS Class A5A 03/25/34	5.530%	742,540	748,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Securities Corp.(d) CMO Series 2003-30 Class 1A5 10/25/33	5.500%	949,206	984,483
Thornburg Mortgage Securities Trust CMO Series 2004-4 Class 3A(c)(d) 12/25/44	1.981%	805,267	798,384
Vericrest Opportunity Loan Transferee(a)(c)(d) CMO Series 2013-1A Class A 11/25/50	3.105%	1,078,182	1,085,943
Series 2013-NPL3 Class A1 04/25/53	4.250%	2,462,243	2,459,296
Series 2013-NPL5 Class A1 12/25/28	3.625%	2,835,414	2,824,410
Series 2013-NPL6 Class A1 03/25/54	3.625%	4,500,000	4,480,650
Series 2013-NPL7 Class A1 11/25/53	3.625%	3,710,000	3,695,160
Vericrest Opportunity Loan Transferee(c)(d) CMO Series 2013-NPL4 Class A1 11/25/53	3.960%	943,224	942,219
WaMu Mortgage Pass-Through Certificates(c)(d) CMO Series 2003-AR11 Class A6 10/25/33	2.446%	1,318,199	1,325,677
CMO Series 2003-AR5 Class A7 06/25/33	2.454%	565,354	558,065
CMO Series 2003-AR6 Class A1 06/25/33	2.440%	716,728	725,928
CMO Series 2003-AR7 Class A7 08/25/33	2.300%	888,081	890,748
CMO Series 2004-AR3 Class A2 06/25/34	2.449%	463,278	465,596
CMO Series 2004-S1 Class 1A3 03/25/34	0.565%	30,353	30,198
WaMu Mortgage Pass-Through Certificates(d) CMO Series 2004-CB1 Class 3A2 06/25/34	5.500%	1,836,505	1,877,332
CMO Series 2004-CB3 Class 4A 10/25/19	6.000%	425,329	446,090
CMO Series 2004-S3 Class 1A5 07/25/34	5.000%	356,623	367,484
Washington Mutual MSC Mortgage Pass-Through Certificates CMO Series 2003-MS2 Class 1A1(d) 02/25/33	5.750%	376,338	390,405
Wells Fargo Mortgage Loan Trust CMO Series 2012-RR1 Class A1(a)(c)(d) 08/27/37	2.847%	2,404,403	2,416,198
Wells Fargo Mortgage-Backed Securities Trust(c)(d) CMO Series 2003-J Class 2A1 10/25/33	2.503%	286,803	288,001
CMO Series 2003-L Class 2A1 11/25/33	2.532%	423,218	415,136
CMO Series 2004-EE Class 2A1 12/25/34	2.613%	156,918	158,105

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-G Class A3 06/25/34	4.694%	221,981	222,241
CMO Series 2004-U Class A1 10/25/34	2.669%	1,185,773	1,186,034
CMO Series 2004-W Class A9 11/25/34	2.615%	1,190,434	1,222,477
CMO Series 2004P Class 2A1 09/25/34	2.613%	1,814,035	1,831,225
CMO Series 2005-AR8 Class 2A1 06/25/35	2.659%	254,143	257,578
CMO Series 2005-AR9 Class 2A1 10/25/33	2.641%	525,099	526,677
Wells Fargo Mortgage-Backed Securities Trust(d) CMO Series 2004-4 Class A9 05/25/34	5.500%	760,977	791,844
CMO Series 2005-1 Class 2A1 01/25/20	5.000%	284,166	292,541
CMO Series 2005-14 Class 1A1 12/25/35	5.500%	659,557	684,032
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $187,972,090)			191,387,707

Commercial Mortgage-Backed Securities — Agency 11.5%

Federal National Mortgage Association(c)(d) Series 2010-M3 Class A3 03/25/20	4.332%	4,000,000	4,361,700
Series 2012-M11 Class FA 08/25/19	0.673%	1,296,088	1,297,996
Federal National Mortgage Association(d) 06/01/37	5.832%	1,231,596	1,370,538
11/01/19	4.130%	1,500,000	1,610,387
04/01/20	4.350%	1,470,207	1,597,461
07/01/20	4.066%	2,450,212	2,629,563
07/01/20	3.950%	2,000,000	2,130,254
09/01/20	3.505%	2,369,258	2,471,893
01/01/18	3.520%	2,431,639	2,594,065
02/01/20	4.369%	2,386,611	2,597,741
12/01/19	4.530%	4,775,139	5,241,678
02/01/20	4.400%	8,000,000	8,721,927
04/01/20	4.369%	2,863,097	3,114,372
01/01/20	4.540%	1,423,458	1,563,160
10/01/17	2.690%	2,449,870	2,551,037
11/01/18	2.970%	1,894,808	1,964,192
10/01/20	3.290%	1,496,099	1,539,604
10/01/17	2.490%	1,410,958	1,462,497
11/01/20	3.230%	2,456,330	2,516,480
05/01/21	4.390%	1,498,343	1,621,495
03/01/18	3.800%	1,606,748	1,728,080
04/01/21	4.380%	2,494,898	2,698,698
04/01/21	4.250%	2,500,000	2,675,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/21	4.250%	2,000,000	2,140,454
01/01/22	3.120%	2,000,000	2,001,272
01/01/17	1.990%	1,500,000	1,499,869
02/01/22	3.140%	3,000,000	2,969,940
06/01/22	2.600%	2,911,585	2,805,979
06/01/22	2.790%	2,891,657	2,832,838
05/01/22	2.940%	2,434,435	2,396,917
05/01/19	2.190%	4,856,359	4,871,320
05/01/22	2.860%	2,923,208	2,862,700
06/01/19	2.450%	2,000,000	2,027,929
06/01/19	2.360%	2,000,000	2,009,755
06/01/22	2.760%	7,000,000	6,830,455
06/01/19	2.100%	2,500,000	2,494,335
12/01/19	4.180%	2,590,698	2,793,379
01/01/21	4.050%	3,000,000	3,178,507
06/01/21	4.340%	3,000,000	3,225,732
06/01/21	4.240%	1,987,534	2,129,629
07/01/26	4.450%	2,912,142	3,002,486
01/01/21	4.380%	2,406,219	2,608,154
05/01/21	4.360%	1,500,000	1,620,444
08/01/21	4.130%	1,452,937	1,545,735
08/01/21	3.870%	1,939,448	2,035,189
07/01/21	4.260%	2,500,000	2,681,268
08/01/21	4.500%	4,000,000	4,342,700
10/01/21	3.590%	2,000,000	2,049,579
01/01/21	4.302%	1,445,188	1,569,250
09/01/21	3.770%	3,000,000	3,102,371
07/01/22	2.790%	4,000,000	3,891,889
07/01/19	2.370%	5,000,000	5,046,043
06/01/22	2.790%	2,020,254	1,968,719
07/01/22	2.690%	10,000,000	9,667,127
07/01/22	2.720%	4,537,225	4,395,588
07/01/19	2.200%	9,777,382	9,781,702
07/01/22	2.640%	4,099,471	3,947,335
08/01/22	2.650%	7,000,000	6,617,600
08/01/19	2.030%	5,076,000	4,995,940
07/01/22	2.760%	3,223,517	3,128,737
07/01/17	1.400%	3,500,000	3,515,296
07/01/22	2.670%	2,922,928	2,822,772
07/01/22	2.670%	5,000,000	4,743,645
07/01/22	2.830%	4,000,000	3,904,960
09/01/22	2.900%	1,956,939	1,912,423
07/01/22	2.750%	6,354,517	6,192,760
07/01/19	1.940%	2,000,000	2,013,955
08/01/22	2.360%	5,807,661	5,513,505
04/01/23	2.704%	1,486,339	1,420,444
06/01/20	2.010%	15,000,000	14,270,441
06/01/20	1.750%	2,973,919	2,842,813
06/01/23	2.510%	1,982,278	1,860,342
06/01/23	2.420%	2,974,561	2,767,652
04/01/23	2.500%	6,000,000	5,506,852
04/01/23	2.540%	3,256,074	3,065,799
04/01/23	2.640%	2,972,818	2,814,339

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/23	2.520%	3,000,000	2,751,724
07/01/19	5.240%	2,664,266	2,915,229
07/01/22	2.980%	3,000,000	2,955,094
07/01/22	2.980%	2,000,000	1,970,063
05/01/22	2.770%	2,000,000	1,950,760
07/01/23	2.809%	2,984,614	2,865,868
09/01/21	2.120%	2,800,000	2,603,586
12/01/22	2.220%	8,000,000	7,423,440
03/01/23	2.490%	2,500,000	2,351,565
12/01/22	2.240%	2,000,000	1,857,784
07/01/23	3.670%	6,000,000	6,057,338
08/01/23	3.590%	2,500,000	2,505,075
08/01/23	3.350%	3,000,000	2,975,344
05/01/22	3.000%	3,500,000	3,459,191
07/01/22	3.729%	2,690,373	2,802,679
11/01/22	2.450%	6,000,000	5,609,107
02/01/23	2.460%	2,946,493	2,778,804
01/01/23	2.340%	2,000,000	1,867,460
02/01/23	2.400%	2,000,000	1,872,984
07/01/21	4.317%	2,131,290	2,345,814
09/01/22	2.470%	2,443,739	2,320,428
12/01/19	1.690%	2,000,000	1,909,995
12/01/19	1.470%	1,468,542	1,402,531
12/01/22	2.390%	1,900,000	1,783,631
12/01/22	2.340%	1,868,089	1,746,115
12/01/22	2.400%	2,500,000	2,348,697
12/01/22	2.210%	1,866,185	1,729,338
12/01/22	2.210%	1,996,089	1,849,717
10/01/22	2.520%	1,994,096	1,896,746
12/01/22	2.400%	1,800,000	1,691,231
11/01/22	2.280%	2,183,571	2,036,225
12/01/22	2.320%	2,452,644	2,293,585
12/01/20	2.000%	1,500,000	1,412,468
12/01/22	2.380%	2,000,000	1,868,594
12/01/22	2.340%	2,264,693	2,114,004
12/01/22	2.190%	2,453,922	2,271,975
11/01/20	3.375%	955,267	986,770
01/01/21	3.940%	2,000,000	2,098,306
10/01/23	3.760%	2,000,000	2,041,716
11/01/23	3.690%	1,200,000	1,212,213
04/01/22	3.050%	3,500,000	3,479,001
Series 2011-M1 Class A3 06/25/21	3.763%	1,500,000	1,555,975
Series 2012-M8 Class ASQ2 12/25/19	1.520%	757,576	755,074
Series 2012-M8 Class ASQ3 12/25/19	1.801%	800,000	784,974
Series 2013-M7 Class A2 12/27/22	2.280%	1,878,000	1,714,253
Total Commercial Mortgage-Backed Securities — Agency (Cost: $366,757,331)			359,519,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency 3.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
A10 Securitization LLC(a)(d) Series 2012-1 Class A 04/15/24	3.492%	1,043,666	1,049,465
Series 2013-1 Class A 11/15/25	2.400%	2,122,000	2,114,902
A10 Term Asset Financing(a)(d) Series 2013-2 Class A 11/15/27	2.620%	4,649,000	4,627,113
Series 2013-2 Class B 11/15/27	4.380%	657,000	649,927
BB-UBS Trust(a)(d) Series 2012-SHOW Class A 11/05/36	3.430%	3,700,000	3,451,551
Series 2012-TFT Class A 06/05/30	2.892%	2,000,000	1,884,000
Banc of America Merrill Lynch Commercial Mortgage, Inc.(c)(d) Series 2006-3 Class A4 07/10/44	5.889%	1,655,716	1,801,182
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d) Series 2005-3 Class AM 07/10/43	4.727%	1,000,000	1,040,184
Series 2006-5 Class A4 09/10/47	5.414%	775,000	840,903
Bear Stearns Commercial Mortgage Securities(a)(c)(d)(e) CMO IO Series 2007-T26 Class X1 01/12/45	0.044%	79,738,706	455,149
Bear Stearns Commercial Mortgage Securities(c)(d) Series 2004-PWR4 Class A3 06/11/41	5.468%	640,699	644,362
COBALT CMBS Commercial Mortgage Trust Series 2006-C1 Class AM(d) 08/15/48	5.254%	1,600,000	1,642,990
CW Capital Cobalt Ltd.(c)(d)(e) CMO IO Series 2006-C1 Class IO 08/15/48	0.796%	17,381,075	313,311
CW Capital Cobalt Ltd.(d) Series 2006-C1 Class A4 08/15/48	5.223%	1,650,000	1,780,337
Citigroup Commercial Mortgage Trust(a)(d) Series 2013-SMP Class A 01/12/30	2.110%	963,790	966,182
Citigroup Commercial Mortgage Trust(c)(d) Series 2005-C3 Class AM 05/15/43	4.830%	1,230,000	1,280,596
Citigroup Commercial Mortgage Trust(d) Series 2006-C5 Class A4 10/15/49	5.431%	750,000	818,302
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-CD2 Class X 01/15/46	0.081%	220,442,698	278,860

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2007-CD4 Class XC 12/11/49	0.168%	75,970,298	725,137
Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(d) Series 2005-CD1 Class AJ 07/15/44	5.218%	1,000,000	1,050,868
Series 2005-CD1 Class AM 07/15/44	5.218%	875,000	936,408
Commercial Mortgage Asset Trust Series 1999-C1 Class D(c)(d) 01/17/32	7.084%	457,499	458,846
Commercial Mortgage Pass-Through Certificates(a)(c)(d) Series 2012-MVP Class A 11/17/26	2.107%	493,304	493,939
Commercial Mortgage Pass-Through Certificates(c)(d)(e) CMO IO Series 2012-CR2 Class XA 08/15/45	1.942%	2,616,232	288,761
Commercial Mortgage Trust(a)(c)(d) Series 2013-SFS Class A2 04/12/35	2.987%	624,000	574,718
Commercial Mortgage Trust(a)(d) Series 2013-300P Class A1 08/10/30	4.353%	2,000,000	2,029,620
Credit Suisse First Boston Mortgage Securities Corp.(c)(d) Series 2006-C2 Class A3 03/15/39	5.669%	1,300,000	1,398,808
Credit Suisse First Boston Mortgage Securities Corp.(d) Series 2005-C3 Class AM 07/15/37	4.730%	1,000,000	1,038,177
DBRR Trust(a)(c)(d) CMO Series 2011-C32 Class A3X1 06/17/49	2.015%	6,000,000	325,507
Series 2013-EZ2 Class A 02/25/45	0.853%	1,138,121	1,132,220
Series 2013-EZ3 Class A 12/18/49	1.636%	2,833,862	2,838,291
DBRR Trust(a)(d) Series 2012-EZ1 Class A 09/25/45	0.946%	280,137	280,150
FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A(a)(d) 12/06/20	2.980%	1,129,683	1,164,455
GE Capital Commercial Mortgage Corp.(c)(d) Series 2005-C1 Class AJ 06/10/48	4.826%	1,700,000	1,764,032
Series 2005-C1 Class B 06/10/48	4.846%	800,000	822,199
GS Mortgage Securities Corp. II(a)(c)(d)(e) CMO IO Series 2006-GG8 Class X 11/10/39	0.574%	20,278,823	274,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II(a)(d) Series 2013-KING Class A 12/10/27	2.706%	1,042,493	1,024,947
Series 2013-NYC5 Class A 01/10/30	2.318%	1,222,000	1,221,818
GS Mortgage Securities Corp. II(c)(d) Series 2004-GG2 Class A6 08/10/38	5.396%	1,627,043	1,642,598
Greenwich Capital Commercial Funding Corp.(c)(d) Series 2006-GG7 Class A4 07/10/38	5.820%	2,945,641	3,217,675
Series 2006-GG7 Class AM 07/10/38	5.820%	300,000	327,502
JPMorgan Chase Commercial Mortgage Securities Corp.(a)(c)(d)(e) CMO IO Series 2010-C2 Class XA 11/15/43	1.881%	10,096,501	749,352
JPMorgan Chase Commercial Mortgage Securities Corp.(c)(d) Series 2004-CB9 Class A4 06/12/41	5.569%	870,795	885,884
Series 2005-CB11 Class AJ 08/12/37	5.389%	1,000,000	1,046,805
Series 2006-LDP9 Class A3SF 05/15/47	0.322%	601,710	601,514
JPMorgan Chase Commercial Mortgage Securities Corp.(c)(d)(e) CMO IO Series 2006-CB15 Class X1 06/12/43	0.240%	75,151,467	435,014
JPMorgan Chase Commercial Mortgage Securities Corp.(d) Series 2004-CB8 Class A4 01/12/39	4.404%	265,806	265,849
Series 2006-CB16 Class A4 05/12/45	5.552%	973,042	1,056,948
KSBA CMO IO Series 2013-2 Class A(a)(d)(e) 03/25/39	1.896%	12,707,998	740,638
LB-UBS Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-C1 Class XCL 02/15/41	0.374%	45,706,296	317,796
LB-UBS Commercial Mortgage Trust(d) Series 2004-C2 Class A4 03/15/36	4.367%	287,678	288,161
Series 2007-C1 Class AM 02/15/40	5.455%	250,000	275,090
Series 2007-C2 Class A3 02/15/40	5.430%	828,931	913,156
Ladder Capital Commercial Mortgage Trust Series 2013-GCP Class A2(a)(d) 02/15/36	3.985%	1,535,000	1,399,757
Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ(c)(d) 01/12/44	5.364%	1,000,000	1,071,690

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-4 Class XC 12/12/49	0.194%	22,020,853	253,504
Merrill Lynch/Countrywide Commercial Mortgage Trust(d) Series 2007-9 Class A4 09/12/49	5.700%	585,000	649,995
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-IO Class AXA(a)(d) 03/27/51	1.000%	1,361,564	1,361,482
Morgan Stanley Capital I, Inc.(a)(c)(d)(e) CMO IO Series 2006-IQ12 Class X1 12/15/43	0.128%	44,244,861	571,909
CMO IO Series 2006-T21 Class X 10/12/52	0.207%	86,786,115	470,815
CMO IO Series 2007-HQ11 Class X 02/12/44	0.215%	71,672,484	367,680
Morgan Stanley Capital I, Inc.(d) Series 2004-HQ4 Class A7 04/14/40	4.970%	1,660,328	1,685,237
Morgan Stanley Re-Remic Trust(a)(d) Series 2010-HQ4B Class A7A 04/16/40	4.970%	1,968,654	1,982,354
Series 2011-IO Class A 03/23/51	2.500%	552,958	560,036
NCUA Guaranteed Notes Trust Series 2010-C1 Class A2(d) 10/29/20	2.900%	1,000,000	1,032,959
NCUA Guaranteed Notes Series 2010-C1 Class APT(d) 10/29/20	2.650%	5,162,285	5,237,905
NorthStar Mortgage Trust Series 2012-1 Class A(a)(c)(d) 08/25/29	1.368%	1,788,340	1,789,009
NorthStar(a)(c)(d) Series 2013-1A Class A 08/25/29	2.015%	3,086,000	3,088,893
Series 2013-1A Class B 08/25/29	5.165%	1,280,000	1,271,600
ORES NPL LLC Series 2013-LV2 Class A(a)(d) 09/25/25	3.081%	2,535,334	2,535,488
RBS Commercial Funding, Inc.Trust Series 2013-SMV Class A(a)(d) 03/11/31	3.260%	797,000	730,095
RCMC LLC Series 2012-CRE1 Class A(a)(d) 11/15/44	5.623%	1,688,644	1,690,187
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class A4(d) 04/10/46	3.244%	857,000	818,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VFC LLC Series 2013-1 Class A(a)(d) 03/20/26	3.130%	1,584,217	1,593,590
VNDO Mortgage Trust Series 2012-6AVE Class A(a)(d) 11/15/30	2.996%	1,165,409	1,086,697
VNO Mortgage Trust Series 2013-PENN Class A(a)(d) 12/13/29	3.808%	3,000,000	3,058,855
WF-RBS Commercial Mortgage Trust(a)(d) Series 2011-C3 Class A4 03/15/44	4.375%	1,200,000	1,265,321
WF-RBS Commercial Mortgage Trust(d) Series 2012-C6 Class A4 04/15/45	3.440%	960,000	959,519
Wachovia Bank Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2004-C12 Class IO 07/15/41	0.014%	144,749,907	201,202
CMO IO Series 2006-C24 Class XC 03/15/45	0.103%	138,841,961	438,463
Wachovia Bank Commercial Mortgage Trust(c)(d) Series 2004-C11 Class A5 01/15/41	5.215%	770,112	778,280
Wells Fargo Commercial Mortgage Trust Series 2013-120B Class A(a)(c)(d) 03/18/28	2.710%	2,000,000	1,932,096
Wells Fargo Re-Remic Trust Series 2012-IO Class A(a)(d) 08/20/21	1.750%	2,472,212	2,457,379
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $101,550,791)			100,586,928

Asset-Backed Securities — Non-Agency 5.0%

AXIS Equipment Finance Receivables II LLC Series 2013-1A Class A(a) 03/20/17	1.750%	1,893,367	1,902,862
Academic Loan Funding Trust(a)(c) Series 2012-1A Class A1 12/27/22	0.965%	917,443	922,549
Series 2013-1A Class A 12/26/44	0.965%	2,750,000	2,729,438
Ally Auto Receivables Trust Series 2010-3 Class A4 08/17/15	1.550%	257,840	258,529
Series 2012-1 Class A3 02/16/16	0.930%	471,055	472,339

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-3 Class A2 01/15/15	0.700%	92,854	92,864
Series 2012-3 Class A3 08/15/16	0.850%	1,040,000	1,042,509
Series 2012-4 Class A2 05/15/15	0.480%	360,025	360,105
Series 2013-2 Class A4 11/15/18	1.240%	750,000	746,963
AmeriCredit Automobile Receivables Trust Series 2011-4 Class A3 05/09/16	1.170%	483,731	484,353
Series 2012-2 Class A2 10/08/15	0.760%	75,171	75,189
Series 2012-2 Class A3 10/11/16	1.050%	246,000	246,461
Series 2012-3 Class A2 12/08/15	0.710%	255,916	256,021
Series 2012-3 Class A3 01/09/17	0.960%	622,000	622,814
Series 2012-4 Class A2 04/08/16	0.490%	331,387	331,264
Series 2012-5 Class A2 01/08/16	0.510%	507,043	506,926
Series 2012-5 Class A3 06/08/17	0.620%	387,000	386,451
Series 2013-1 Class A2 06/08/16	0.490%	298,773	298,690
Series 2013-1 Class A3 10/10/17	0.610%	119,000	118,785
American Credit Acceptance Receivables Trust(a) Series 2012-1 Class A2 10/15/15	3.040%	78,501	78,662
Series 2012-2 Class A 07/15/16	1.890%	692,832	694,585
Series 2012-3 Class A 11/15/16	1.640%	651,926	651,914
Series 2013-1 Class A 04/16/18	1.450%	1,825,617	1,824,884
Series 2013-2 Class A 02/15/17	1.320%	1,203,027	1,203,121
American Tower Trust I Senior Secured(a) 03/15/43	1.551%	500,000	487,990
Asset-Backed Funding Certificates Series 2005-AG1 Class A4(c) 06/25/35	4.923%	928,691	939,823
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	1,985,000	1,984,203
BXG Receivables Note Trust Series 2012-A Class A(a) 12/02/27	2.660%	866,424	854,671

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(c) 12/25/33	1.065%	737,326	723,352
CNH Equipment Trust Series 2012-A Class A3 05/15/17	0.940%	801,112	802,850
CPS Auto Receivables Trust(a) Series 2011-B Class A 09/17/18	3.680%	1,078,893	1,102,745
Series 2011-C Class A 03/15/19	4.210%	556,231	569,665
Series 2012-A Class A 06/17/19	2.780%	306,250	310,907
Series 2012-B Class A 09/16/19	2.520%	1,883,298	1,905,275
Series 2012-C Class A 12/16/19	1.820%	1,003,502	1,008,849
Series 2012-D Class A 03/16/20	1.480%	445,441	445,442
Series 2013-C Class A 04/16/18	1.640%	2,596,320	2,592,843
CPS Auto Trust Series 2013-A Class A(a) 06/15/20	1.310%	665,394	663,080
California Republic Auto Receivables Trust Series 2012-1 Class A(a) 08/15/17	1.180%	961,509	963,392
Capital Auto Receivables Asset Trust Series 2013-3 Class A1B(c) 11/20/15	0.597%	1,500,000	1,500,015
CarFinance Capital Auto Trust Series 2013-2A Class A(a) 11/15/17	1.750%	672,447	672,336
CarNow Auto Receivables Trust Series 2013-1A Class A(a) 10/16/17	1.160%	635,461	635,214
Carfinance Capital Auto Trust Series 2013-1A Class A(a) 07/17/17	1.650%	955,947	955,347
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-5 Class 1A4 02/25/30	4.396%	165,085	164,848
Chase Funding Mortgage Loan Asset-Backed Certificates(c) Series 2003-2 Class 2A2 02/25/33	0.725%	675,038	699,436
Series 2003-4 Class 1A5 05/25/33	5.416%	848,782	889,620
Series 2003-6 Class 1A5 11/25/34	5.350%	750,000	777,397
Concord Funding Co. LLC(a) Series 2012-2 Class A 01/15/17	3.145%	2,600,000	2,600,000

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-1 Class A 02/15/15	2.420%	1,400,000	1,365,000
Conix Mortgage Asset Trust Series 2013-1 Class A(a)(c)(g) 12/25/47	4.704%	1,522,737	1,504,417
Credit Acceptance Auto Loan Trust(a) Series 2011-1 Class A 03/15/19	2.610%	756,050	760,631
Series 2012-1A Class A 09/16/19	2.200%	923,000	930,509
Series 2012-2A Class A 03/16/20	1.520%	1,210,000	1,213,399
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(c) 01/25/43	5.150%	365,845	374,749
Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(c) 06/25/50	3.383%	800,000	792,449
DT Auto Owner Trust Series 2013-2A Class B(a) 06/15/17	1.780%	2,250,000	2,252,856
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(a)(c) 04/26/37	0.598%	168,361	167,619
Exeter Automobile Receivables Trust(a) Series 2012-2A Class A 06/15/17	1.300%	668,171	669,341
Series 2013-1A Class A 10/16/17	1.290%	516,366	516,989
Series 2013-2A Class A 11/15/17	1.490%	2,631,343	2,638,944
Fifth Third Auto Series 2013-1 Class A3 10/16/17	0.880%	2,094,000	2,101,837
First Investors Auto Owner Trust(a) Series 2012-2A Class A2 05/15/18	1.470%	560,434	563,354
Series 2013-1A Class A2 10/15/18	0.900%	572,283	571,065
Flagship Credit Auto Trust(a) Series 2013-1 Class A 04/16/18	1.320%	1,530,348	1,529,130
Series 2013-2 Class A 01/15/19	1.940%	2,371,352	2,366,358
Ford Credit Auto Lease Trust Series 2013-B Class A3 09/15/16	0.760%	2,014,000	2,013,427
Series 2013-B Class A4 10/15/16	0.960%	750,000	749,707
Fortress Opportunities Residential Transaction(a)(c)(g) Series 2013-1A Class A1N 10/25/33	3.960%	1,244,409	1,256,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-1A Class AR 10/25/18	4.210%	594,847	595,010
GMAT Trust Series 2013-1A Class A(a)(c) 08/25/53	3.967%	1,644,022	1,642,127
HLSS Servicer Advance Receivables Backed Notes(a) Series 2012-T2 Class A2 10/15/45	1.990%	1,460,000	1,482,437
Series 2013-T1 Class A1 01/15/44	0.898%	1,607,000	1,607,208
Series 2013-T1 Class A2 01/16/46	1.495%	1,197,000	1,202,456
Series 2013-T1 Class B2 01/16/46	1.744%	435,000	436,113
Series 2013-T2 Class A2 05/16/44	1.147%	1,163,000	1,158,795
Series 2013-T6 Class AT6 09/15/44	1.287%	3,000,000	2,998,200
Series 2013-T7 Class A7 11/15/46	1.790%	2,140,000	2,136,362
Honda Auto Receivables Owner Trust Series 2012-2 Class A3 02/16/16	0.700%	440,000	440,649
Series 2013-4 Class A3 09/18/17	0.690%	3,437,000	3,435,085
Series 2013-4 Class A4 02/18/20	1.040%	1,400,000	1,395,226
Huntington Auto Trust Series 2012-1 Class A3 09/15/16	0.810%	471,317	472,342
Huntington Auto Trust(a) Series 2011-1A Class A3 01/15/16	1.010%	212,517	212,990
Series 2011-1A Class A4 11/15/16	1.310%	800,000	807,062
Hyundai Auto Receivables Trust Series 2011-A Class A4 12/15/15	1.780%	512,983	515,546
Kondaur Mortgage Asset Trust Series 2013-1 Class A(a)(c) 08/25/52	4.458%	2,185,218	2,306,088
LV Tower 52 LLC(g) Series 2013-1 Class A 12/31/49	5.500%	2,531,975	2,532,345
Series 2013-1 Class M 12/31/49	7.500%	1,540,359	1,540,359
Lake Country Mortgage Loan Trust Series 2006-HE1 Class A3(a)(c) 07/25/34	0.515%	513,696	510,248
MMCA Automobile Trust Series 2012-A Class A4(a) 08/15/17	1.570%	2,000,000	2,024,534

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Equipment Funding Trust Series 2012-A Class A2(a) 04/20/15	0.610%	1,833,066	1,834,018
Madison Avenue Manufactured Housing Contract Series 2002-A Class M2(c) 03/25/32	2.415%	873,088	872,297
Mid-State Trust(a) Series 2006-1 Class M1 10/15/40	6.083%	1,669,174	1,655,644
Series 2010-1 Class M 12/15/45	5.250%	1,625,307	1,687,502
NCUA Guaranteed Notes CMO Series 2010-A1 Class A(c) 12/07/20	0.521%	250,430	250,695
Nationstar Agency Advance Funding Trust(a) Series 2013-T1A Class AT1 02/15/45	0.997%	843,000	838,524
Series 2013-T2A Class AT2 02/18/48	1.892%	396,000	385,946
New York Mortgage Trust Residential LLC Series 2013-RP3A(c)(g) 09/25/18	4.850%	2,626,000	2,626,000
New York Mortgage Trust Series 2012-RP1A(a)(c)(g) 12/25/17	4.250%	2,500,000	2,500,000
Newcastle Investment Trust Series 2011-MH1 Class A(a) 12/10/33	2.450%	191,645	191,474
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	1,221,083	1,220,827
Nissan Auto Receivables Owner Trust Series 2012-A Class A4 07/16/18	1.000%	333,000	335,116
Normandy Mortgage Loan Co. Series 2013-NPL3 Class A(a)(c) 09/16/43	4.949%	5,976,634	5,976,634
Park Place Securities, Inc. Series 2004-MCW1 Class M1(c) 10/25/34	1.102%	1,264,195	1,255,693
Progreso Receivables Funding I LLC Series 2013A Class A(a) 07/09/18	4.000%	1,500,000	1,492,500
RASC Trust Series 2005-KS Class A3(c) 10/25/35	0.535%	24,465	24,423
RBSHD Trust Series 2013-1A Class A(a)(c)(g) 10/25/47	4.685%	4,000,000	4,016,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Asset Mortgage Products, Inc.(c) Series 2005-EFC5 Class A3 10/25/35	0.505%	886,589	879,520
Series 2005-RZ4 Class A2 11/25/35	0.425%	115,759	115,036
Series 2006-RZ1 Class A3 03/25/36	0.465%	2,067,523	1,947,338
SNAAC Auto Receivables Trust(a) Series 2012-1A Class A 06/15/16	1.780%	75,306	75,287
Series 2013-1A Class A 07/16/18	1.140%	399,339	399,212
Santander Drive Auto Receivables Trust Series 2011-1 Class B 11/16/15	2.350%	475,066	477,222
Series 2012-1 Class A3 10/15/15	1.490%	332,105	332,533
Series 2012-2 Class A2 05/15/15	0.910%	709	709
Series 2012-2 Class A3 12/15/15	1.220%	427,000	427,528
Series 2012-5 Class A2 12/15/15	0.570%	59,774	59,775
Series 2012-5 Class A3 12/15/16	0.830%	240,000	240,210
Santander Drive Auto Receivables Trust(a) Series 2010A Class A4 06/15/17	2.390%	800,000	806,107
Series 2011-S2A Class B 06/15/17	2.060%	93,320	93,324
Series 2011-S2A Class D 06/15/17	3.350%	5,474	5,485
Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(c) 06/25/33	4.795%	50,073	50,781
Springleaf Funding Trust(a) Series 2013-AA Class A 09/15/21	2.580%	8,000,000	7,988,360
Series 2013-BA Class A 01/16/23	3.920%	3,000,000	3,045,000
Series 2013-BA Class B 01/16/23	4.820%	1,500,000	1,462,500
Stanwich Mortgage Loan Trust(a) Series 2012-NPL4 Class A 09/15/42	2.981%	1,159,172	1,163,424
Series 2012-NPL5 Class A 10/18/42	2.981%	1,665,240	1,667,072
Series 2013-NPL1 Class A 02/16/43	2.981%	2,597,437	2,622,543
Structured Asset Investment Loan Trust Series 2005-5 Class A9(c) 06/25/35	0.570%	42,470	42,449

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Securities Corp. CMO Series 2004-5H Class A4 12/25/33	5.540%	1,202,240	1,236,527
Structured Asset Securities Corp.(c) Series 2004-6XS Class A5B (AMBAC) 03/25/34	5.550%	891,048	898,557
Series 2005-NC1 Class A11 02/25/35	4.690%	1,680,490	1,700,010
Trafigura Securitisation Finance PLC Series 2012-1A Class A(a)(c) 10/15/15	2.567%	2,197,000	2,223,714
United Auto Credit Securitization Trust Series 2012-1 Class A2(a) 03/16/15	1.100%	168,801	168,869
Westgate Resorts LLC(a) Series 2012-1 Class A 09/20/25	4.500%	1,004,656	1,018,159
Series 2012-2A Class A 01/20/25	3.000%	1,235,676	1,245,327
Series 2012-3A Class A 03/20/25	2.500%	880,143	883,717
Total Asset-Backed Securities — Non-Agency (Cost: $153,481,326)			154,787,875

Inflation-Indexed Bonds 0.5%

United States 0.5%
U.S. Treasury Inflation-Indexed Bond 01/15/14	2.000%	1,263,950	1,263,901
04/15/14	1.250%	4,965,930	4,997,742
04/15/15	0.500%	5,927,240	6,057,361
04/15/16	0.125%	1,058,060	1,086,413
01/15/29	2.500%	1,087,780	1,278,311
Total			14,683,728
Total Inflation-Indexed Bonds (Cost: $14,750,340)			14,683,728

U.S. Treasury Obligations 21.7%

U.S. Treasury 01/31/14	1.750%	1,500,000	1,502,084
02/28/14	1.875%	4,400,000	4,412,469
04/30/14	1.875%	4,000,000	4,022,968
07/31/14	2.625%	20,500,000	20,797,885
09/30/14	2.375%	16,500,000	16,773,388
10/31/14	2.375%	22,000,000	22,403,040
12/31/14	2.625%	4,000,000	4,096,875
01/31/15	2.250%	30,430,000	31,107,554
02/15/15	4.000%	1,800,000	1,876,360
02/15/15	11.250%	4,200,000	4,717,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/31/15	2.500%	570,000	586,187
05/15/15	4.125%	8,050,000	8,478,284
04/30/16	2.625%	4,000,000	4,196,248
12/31/16	3.250%	57,450,000	61,619,606
01/31/17	3.125%	15,000,000	16,035,930
03/31/17	3.250%	5,000,000	5,373,440
08/15/17	4.750%	12,745,000	14,398,868
08/15/17	8.875%	7,215,000	9,205,893
11/15/17	4.250%	1,000,000	1,113,438
02/15/18	3.500%	6,000,000	6,513,750
08/31/18	1.500%	6,000,000	5,969,532
11/30/18	1.375%	21,200,000	20,882,000
05/15/19	3.125%	7,151,000	7,620,284
11/15/19	3.375%	2,000,000	2,151,250
02/15/20	8.500%	500,000	685,508
05/15/20	3.500%	8,000,000	8,630,624
08/15/20	2.625%	5,650,000	5,764,763
08/15/20	8.750%	28,500,000	39,997,983
08/31/20	2.125%	10,000,000	9,871,880
11/15/20	2.625%	2,500,000	2,540,625
02/15/21	3.625%	14,600,000	15,755,459
05/15/21	3.125%	7,000,000	7,296,954
08/15/21	2.125%	46,500,000	45,046,875
02/15/22	2.000%	1,000,000	948,984
02/15/27	6.625%	1,000,000	1,351,250
08/15/27	6.375%	3,000,000	3,983,436
08/15/28	5.500%	14,700,000	18,120,043
02/15/29	5.250%	720,000	866,700
08/15/29	6.125%	5,250,000	6,895,549
02/15/31	5.375%	1,100,000	1,348,016
02/15/36	4.500%	11,100,000	12,350,482
02/15/37	4.750%	3,500,000	4,026,642
05/15/37	5.000%	11,900,000	14,161,000
02/15/38	4.375%	4,000,000	4,353,752
05/15/38	4.500%	3,100,000	3,437,125
U.S. Treasury(b) STRIPS 02/15/14	0.000%	1,000,000	999,852
08/15/16	0.000%	6,000,000	5,899,248
11/15/16	0.000%	6,000,000	5,869,644
02/15/20	0.000%	4,000,000	3,489,632
05/15/20	0.000%	29,271,000	25,269,479
08/15/20	0.000%	10,000,000	8,529,940
02/15/21	0.000%	33,765,000	28,068,980
05/15/21	0.000%	16,800,000	13,811,952
08/15/21	0.000%	8,250,000	6,700,469
11/15/21	0.000%	9,400,000	7,550,700
02/15/22	0.000%	1,000,000	793,569
02/15/23	0.000%	2,950,000	2,229,663
05/15/23	0.000%	1,000,000	747,258
08/15/24	0.000%	1,000,000	701,758
02/15/25	0.000%	1,000,000	683,881
02/15/26	0.000%	500,000	324,409
08/15/26	0.000%	1,452,000	919,132
11/15/26	0.000%	9,000,000	5,626,935
02/15/27	0.000%	15,200,000	9,385,939
08/15/27	0.000%	4,200,000	2,530,147
U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/27	0.000%	13,200,000	7,845,724
02/15/28	0.000%	7,250,000	4,261,833
05/15/28	0.000%	1,000,000	580,947
08/15/28	0.000%	500,000	287,017
11/15/28	0.000%	1,700,000	963,903
02/15/29	0.000%	7,665,000	4,294,562
08/15/29	0.000%	5,400,000	2,952,914
11/15/29	0.000%	1,600,000	864,645
02/15/30	0.000%	5,350,000	2,856,911
05/15/30	0.000%	7,000,000	3,691,450
08/15/30	0.000%	1,800,000	938,311
11/15/30	0.000%	2,500,000	1,287,308
02/15/31	0.000%	4,500,000	2,288,889
05/15/31	0.000%	3,600,000	1,809,731
08/15/31	0.000%	2,000,000	994,042
11/15/31	0.000%	2,000,000	982,506
02/15/32	0.000%	4,200,000	2,041,397
05/15/32	0.000%	7,500,000	3,604,365
11/15/32	0.000%	5,450,000	2,560,334
02/15/33	0.000%	5,850,000	2,718,852
05/15/33	0.000%	5,425,000	2,494,041
08/15/33	0.000%	4,000,000	1,818,312
11/15/33	0.000%	7,400,000	3,327,306
02/15/34	0.000%	2,400,000	1,067,496
05/15/34	0.000%	400,000	176,026
08/15/34	0.000%	2,375,000	1,033,127
11/15/34	0.000%	1,850,000	796,495
02/15/35	0.000%	5,250,000	2,233,723
05/15/35	0.000%	3,050,000	1,284,736
Total U.S. Treasury Obligations (Cost: $685,473,890)			675,477,598

U.S. Government & Agency Obligations 7.7%

Federal Farm Credit Banks 11/15/18	5.125%	5,164,000	5,898,321
Federal Home Loan Banks 10/24/29	4.000%	1,600,000	1,537,366
07/15/36	5.500%	2,000,000	2,313,674
Federal Home Loan Mortgage Corp. 04/29/14	1.350%	2,000,000	2,007,924
04/18/16	5.250%	2,000,000	2,215,544
08/23/17	5.500%	22,500,000	25,892,775
11/17/17	5.125%	58,000,000	66,177,652
Federal National Mortgage Association 09/15/16	5.250%	10,000,000	11,219,160
05/11/17	5.000%	2,700,000	3,050,031
06/12/17	5.375%	21,000,000	24,013,773
Federal National Mortgage Association(b) 07/05/14	0.000%	2,000,000	1,997,806
06/01/17	0.000%	10,000,000	9,532,740
STRIPS 11/15/21	0.000%	1,750,000	1,348,037
05/15/30	0.000%	3,750,000	1,796,276

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

U.S. Government & Agency Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Financing Corp.(b) 04/05/19	0.000%	1,000,000	887,783
STRIPS 05/11/18	0.000%	3,600,000	3,318,325
Israel Government AID Bond U.S. Government Guaranteed 09/18/33	5.500%	1,000,000	1,165,608
Israel Government AID Bond(b) 02/15/22	0.000%	3,500,000	2,677,734
U.S. Government Guaranteed 03/15/19	0.000%	2,500,000	2,232,338
11/01/24	0.000%	1,850,000	1,214,031
Private Export Funding Corp. 05/15/22	2.800%	1,500,000	1,454,768
Residual Funding Corp.(b) STRIPS 10/15/19	0.000%	14,600,000	12,677,399
07/15/20	0.000%	33,200,000	27,707,990
10/15/20	0.000%	7,500,000	6,173,857
01/15/21	0.000%	2,000,000	1,625,966
Tennessee Valley Authority Senior Unsecured 07/18/17	5.500%	11,000,000	12,596,287
04/01/36	5.880%	500,000	579,212
09/15/39	5.250%	2,370,000	2,529,534
Tennessee Valley Authority(b) STRIPS 11/01/25	0.000%	8,500,000	5,113,617
06/15/35	0.000%	750,000	260,786
Total U.S. Government & Agency Obligations (Cost: $238,898,598)			241,216,314

Foreign Government Obligations(i) 1.6%

Australia 0.1%
Australia and New Zealand Banking Group Ltd.(a) 11/23/16	2.400%	1,119,000	1,158,613
Commonwealth Bank of Australia(a) 03/16/17	2.250%	325,000	334,255
National Australia Bank Ltd.(a) 06/20/17	2.000%	875,000	891,275
Westpac Banking Corp.(a) 11/28/16	2.450%	600,000	622,380
05/30/18	1.375%	600,000	584,557
Total			3,591,080

Foreign Government Obligations(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.1%
Brazilian Government International Bond Senior Unsecured 01/07/25	4.250%	744,000	708,660
Petrobras International Finance Co. 03/15/19	7.875%	790,000	894,866
01/27/21	5.375%	630,000	625,467
01/27/41	6.750%	575,000	534,999
Total			2,763,992
Canada 0.7%
Bank of Montreal(a) 10/31/14	1.300%	1,037,000	1,045,000
CDP Financial, Inc.(a) 11/25/19	4.400%	1,000,000	1,100,854
Caisse Centrale Desjardins(a) 03/24/16	2.550%	1,452,000	1,510,806
Hydro-Quebec 02/01/21	9.400%	750,000	1,003,715
01/15/22	8.400%	1,295,000	1,692,319
National Bank of Canada(a) 01/30/14	1.650%	1,655,000	1,656,831
Province of Ontario Senior Unsecured 05/26/15	0.950%	2,715,000	2,735,870
06/16/15	2.700%	1,840,000	1,900,518
Province of Quebec 01/30/26	6.350%	440,000	530,486
Royal Bank of Canada 09/19/17	1.200%	3,820,000	3,784,982
10/01/18	2.000%	1,761,000	1,752,030
Toronto-Dominion Bank (The)(a) 07/29/15	2.200%	2,500,000	2,561,593
Total			21,275,004
China —%
State Grid Overseas Investment 2013 Ltd.(a) 05/22/18	1.750%	377,000	365,685
Israel 0.4%
Israel Government AID Bond(b) 08/15/20	0.000%	2,500,000	2,079,870
U.S. Government Guaranteed 11/15/19	0.000%	1,501,000	1,297,449
02/15/20	0.000%	6,000,000	5,122,548
02/15/25	0.000%	2,250,000	1,453,372
11/15/26	0.000%	1,500,000	877,400
Total			10,830,639

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Foreign Government Obligations(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico —%
Mexico Government International Bond Senior Unsecured 03/08/44	4.750%	1,090,000	982,362
10/12/10	5.750%	458,000	423,650
Total			1,406,012
Norway 0.1%
Statoil ASA 01/15/18	6.700%	50,000	58,879
04/15/19	5.250%	880,000	997,359
01/15/24	2.650%	1,750,000	1,578,504
09/23/27	7.250%	400,000	518,605
Total			3,153,347
South Africa —%
South Africa Government International Bond Senior Unsecured 09/16/25	5.875%	459,000	476,213
Sweden 0.1%
Stadshypotek AB(a) 10/02/19	1.875%	1,500,000	1,445,700
United Kingdom 0.1%
Barclays Bank PLC(a) 09/21/15	2.500%	1,600,000	1,650,628
05/10/17	2.250%	343,000	353,786
HSBC Bank PLC(a) 07/07/14	1.625%	1,364,000	1,373,184
Total			3,377,598
Virgin Islands —%
Sinopec Group Overseas Development 2013 Ltd.(a) 10/17/23	4.375%	1,362,000	1,342,367
Total Foreign Government Obligations (Cost: $50,882,054)			50,027,637

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California —%
City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009 05/15/39	6.582%	420,000	486,759

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	295,000	370,989
Total			857,748
New York 0.1%
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010 03/15/40	5.600%	415,000	464,551
Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010 11/01/40	5.647%	835,000	910,350
Total			1,374,901
Ohio 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	1,265,000	1,534,028
Ohio State University (The) Revenue Bonds Taxable Series 2011A 06/01/11	4.800%	1,514,000	1,317,437
Total			2,851,465
Total Municipal Bonds (Cost: $4,996,056)			5,084,114

Money Market Funds 1.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(j)(k)	52,659,755	52,659,755

Total Money Market Funds (Cost: $52,659,755)	52,659,755
Total Investments (Cost: $3,105,420,361)	3,105,669,763
Other Assets & Liabilities, Net	11,468,721
Net Assets	3,117,138,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $359,280,422 or 11.53% of net assets.

(b)  Zero coupon bond.

(c)  Variable rate security.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(f)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $27,047,696, representing 0.87% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
AJAX Mortgage Loan Trust CMO Series 2013-A Class A 3.500% 02/25/51	01/28/13	2,689,004
AJAX Mortgage Loan Trust CMO Series 2013-B Class A1 3.750% 03/25/52	03/20/13	1,786,420
AJAX Mortgage Loan Trust CMO Series 2013-C Class A 4.500% 03/25/35	11/15/13	1,965,896
CAM Mortgage Trust CMO Series 2013-1 Class A 3.967% 11/25/57	08/27/13	1,067,900
Conix Mortgage Asset Trust Series 2013-1 Class A 4.704% 12/25/47	05/16/13	1,522,737
Fortress Opportunities Residential Transaction Series 2013-1A Class A1N 3.960% 10/25/33	11/08/13	1,244,284
Fortress Opportunities Residential Transaction Series 2013-1A Class AR 4.210% 10/25/18	11/08/13	594,809
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A 4.000% 05/25/53	05/03/13	2,964,776
LV Towers 52 LLC Series 2013-1 Class A 5.500% 12/31/49	06/19/13	2,531,975
LV Towers 52 LLC Series 2013-1 Class M 7.500% 12/31/49	10/08/13	1,540,359
New York Mortgage Trust Residential LLC Series 2013-RP3A 4.850% 09/25/18	09/18/13	2,626,000
New York Mortgage Trust Series 2012-RP1A 4.250% 12/25/17	12/27/12	2,500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
RBSHD Trust Series 2013-1A Class A 4.685% 10/25/47	09/27/13	4,000,000
Real Estate Asset Trust Series 2011-2A Class A1 5.750% 05/25/49	04/15/11	17,649

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $1,980,000, which represents 0.06% of net assets.

(i)  Principal and interest may not be guaranteed by the government.

(j)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	68,846,910	644,977,672	(661,164,827)	52,659,755	111,143	52,659,755

Abbreviation Legend

AID    Agency for International Development

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

FDIC  Federal Deposit Insurance Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Airlines	—	2,649,128	798,585	3,447,713
All Other Industries	—	462,893,611	—	462,893,611
Residential Mortgage-Backed Securities — Agency	—	784,945,695	8,951,368	793,897,063
Residential Mortgage-Backed Securities — Non-Agency	—	171,696,082	19,691,625	191,387,707
Commercial Mortgage-Backed Securities — Agency	—	359,519,720	—	359,519,720
Commercial Mortgage-Backed Securities — Non-Agency	—	87,662,952	12,923,976	100,586,928
Asset-Backed Securities — Non-Agency	—	123,741,524	31,046,351	154,787,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Inflation-Indexed Bonds	—	14,683,728	—	14,683,728
U.S. Treasury Obligations	483,288,108	192,189,490	—	675,477,598
U.S. Government & Agency Obligations	—	241,216,314	—	241,216,314
Foreign Government Obligations	—	50,027,637	—	50,027,637
Municipal Bonds	—	5,084,114	—	5,084,114
Total Bonds	483,288,108	2,496,309,995	73,411,905	3,053,010,008
Mutual Funds
Money Market Funds	52,659,755	—	—	52,659,755
Total Mutual Funds	52,659,755	—	—	52,659,755
Total	535,947,863	2,496,309,995	73,411,905	3,105,669,763

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2012	1,452,576	31,268,874	38,985,250	10,315,731	19,413,923	101,436,354
Accrued discounts/premiums	(4,709)	(8,819)	(3,456)	(170,139)	354	(186,769)
Realized gain (loss)	(565,101)	5	8,345	12,666	—	(544,085)
Change in unrealized appreciation (depreciation)(a)	(36,028)	(398,492)	135,642	(164,980)	58,811	(405,047)
Sales	(48,153)	(33,566)	(18,162,817)	(4,965,218)	(8,586,849)	(31,796,603)
Purchases	—	(15,159,947)	12,582,906	9,791,994	23,380,082	30,595,035
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	(6,716,687)	(13,854,245)	(1,896,078)	(3,219,970)	(25,686,980)
Balance as of December 31, 2013	798,585	8,951,368	19,691,625	12,923,976	31,046,351	73,411,905

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $(348,767), which is comprised of Corporate Bonds & Notes of $(14,134), Residential Mortgage-Backed Securities — Agency of $(398,336), Residential Mortgage-Backed Securities — Non-Agency of $197,069, Commercial Mortgage-Backed Securities — Non-Agency of $(192,177) and Asset-Backed Securities — Non-Agency of $58,811.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%

Issuer	Shares	Value ($)
Consumer Discretionary 18.3%
Hotels, Restaurants & Leisure 3.2%
Hilton Worldwide Holdings, Inc.(a)	98,679	2,195,608
Norwegian Cruise Line Holdings Ltd.(a)	125,304	4,444,533
Starwood Hotels & Resorts Worldwide, Inc.	163,054	12,954,640
Tim Hortons, Inc.	198,332	11,578,622
Total		31,173,403
Internet & Catalog Retail 0.4%
TripAdvisor, Inc.(a)	43,468	3,600,454
Multiline Retail 2.0%
Dollar Tree, Inc.(a)	348,060	19,637,545
Specialty Retail 10.3%
Bed Bath & Beyond, Inc.(a)	119,541	9,599,142
Dick's Sporting Goods, Inc.	169,269	9,834,529
GNC Holdings, Inc., Class A	173,705	10,153,057
L Brands, Inc.	191,059	11,816,999
O'Reilly Automotive, Inc.(a)	95,629	12,308,409
PetSmart, Inc.	99,020	7,203,705
Ross Stores, Inc.	258,261	19,351,497
Tractor Supply Co.	81,669	6,335,881
Ulta Salon Cosmetics & Fragrance, Inc.(a)	84,047	8,112,216
Urban Outfitters, Inc.(a)	128,247	4,757,964
Total		99,473,399
Textiles, Apparel & Luxury Goods 2.4%
Michael Kors Holdings Ltd.(a)	68,940	5,597,239
PVH Corp.	133,248	18,124,393
Total		23,721,632
Total Consumer Discretionary		177,606,433
Consumer Staples 6.3%
Food & Staples Retailing 1.7%
Fresh Market, Inc. (The)(a)	116,817	4,731,089
Kroger Co. (The)	116,857	4,619,357
Whole Foods Market, Inc.	128,006	7,402,587
Total		16,753,033
Food Products 2.6%
Hain Celestial Group, Inc. (The)(a)	171,433	15,562,688
Mead Johnson Nutrition Co.	114,250	9,569,580
Total		25,132,268

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.5%
Church & Dwight Co., Inc.	216,162	14,327,217
Personal Products 0.5%
Herbalife Ltd.	61,508	4,840,679
Total Consumer Staples		61,053,197
Energy 6.7%
Energy Equipment & Services 1.8%
Cameron International Corp.(a)	156,114	9,293,467
Core Laboratories NV	40,253	7,686,310
Total		16,979,777
Oil, Gas & Consumable Fuels 4.9%
Concho Resources, Inc.(a)	119,623	12,919,284
Denbury Resources, Inc.(a)	683,215	11,225,222
Marathon Petroleum Corp.	75,983	6,969,921
Noble Energy, Inc.	202,205	13,772,183
SM Energy Co.	34,556	2,871,949
Total		47,758,559
Total Energy		64,738,336
Financials 5.4%
Capital Markets 1.7%
Eaton Vance Corp.	223,129	9,547,690
Waddell & Reed Financial, Inc., Class A	106,407	6,929,224
Total		16,476,914
Commercial Banks 1.6%
First Republic Bank	297,275	15,562,346
Insurance 1.0%
WR Berkley Corp.	221,285	9,601,556
Real Estate Investment Trusts (REITs) 1.1%
Annaly Capital Management, Inc.	407,144	4,059,226
Starwood Property Trust, Inc.	242,441	6,715,616
Total		10,774,842
Total Financials		52,415,658
Health Care 16.6%
Biotechnology 2.7%
BioMarin Pharmaceutical, Inc.(a)	179,817	12,635,740
Incyte Corp., Ltd.(a)	102,887	5,209,169
Vertex Pharmaceuticals, Inc.(a)	109,030	8,100,929
Total		25,945,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 5.0%
Catamaran Corp.(a)	244,409	11,604,540
Henry Schein, Inc.(a)	172,843	19,749,041
Universal Health Services, Inc., Class B	213,412	17,341,859
Total		48,695,440
Health Care Technology 1.3%
Allscripts-Misys Healthcare Solutions, Inc.(a)	494,160	7,639,714
Cerner Corp.(a)	92,764	5,170,665
Total		12,810,379
Life Sciences Tools & Services 3.0%
Agilent Technologies, Inc.	216,445	12,378,489
Illumina, Inc.(a)	102,588	11,348,285
Waters Corp.(a)	54,053	5,405,300
Total		29,132,074
Pharmaceuticals 4.6%
Actavis PLC(a)	77,479	13,016,472
Perrigo Co. PLC	90,144	13,833,498
Valeant Pharmaceuticals International, Inc.(a)	102,455	12,028,217
Zoetis, Inc.	175,890	5,749,844
Total		44,628,031
Total Health Care		161,211,762
Industrials 14.6%
Airlines 0.8%
United Continental Holdings, Inc.(a)	200,645	7,590,400
Commercial Services & Supplies 1.5%
Iron Mountain, Inc.	142,313	4,319,199
Stericycle, Inc.(a)	90,558	10,520,123
Total		14,839,322
Construction & Engineering 0.8%
Fluor Corp.	97,254	7,808,524
Electrical Equipment 3.6%
AMETEK, Inc.	359,571	18,938,605
Roper Industries, Inc.	113,293	15,711,473
Total		34,650,078
Machinery 4.4%
Flowserve Corp.	154,621	12,188,773
IDEX Corp.	227,889	16,829,603

Common Stocks (continued)

Issuer	Shares	Value ($)
Pall Corp.	129,409	11,045,058
WABCO Holdings, Inc.(a)	32,289	3,016,116
Total		43,079,550
Professional Services 2.1%
IHS, Inc., Class A(a)	124,917	14,952,565
Towers Watson & Co.	43,571	5,560,095
Total		20,512,660
Road & Rail 0.5%
Old Dominion Freight Line, Inc.(a)	84,042	4,455,907
Trading Companies & Distributors 0.9%
WESCO International, Inc.(a)	99,836	9,092,065
Total Industrials		142,028,506
Information Technology 21.0%
Communications Equipment 1.1%
F5 Networks, Inc.(a)	118,876	10,801,073
Computers & Peripherals 0.5%
SanDisk Corp.	72,668	5,126,001
Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp., Class A	183,198	16,337,598
Internet Software & Services 3.1%
Rackspace Hosting, Inc.(a)	266,487	10,427,636
VeriSign, Inc.(a)	332,838	19,897,056
Total		30,324,692
IT Services 3.2%
Alliance Data Systems Corp.(a)	23,065	6,064,480
Gartner, Inc.(a)	111,675	7,934,509
Vantiv, Inc., Class A(a)	523,456	17,069,900
Total		31,068,889
Semiconductors & Semiconductor Equipment 2.0%
Analog Devices, Inc.	93,348	4,754,214
Xilinx, Inc.	305,938	14,048,673
Total		18,802,887
Software 9.4%
Activision Blizzard, Inc.	686,191	12,234,785
Adobe Systems, Inc.(a)	329,900	19,754,412
Check Point Software Technologies Ltd.(a)	167,338	10,796,648
Electronic Arts, Inc.(a)	586,128	13,445,776
Intuit, Inc.	158,784	12,118,395
Red Hat, Inc.(a)	243,089	13,622,707

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
ServiceNow, Inc.(a)	114,274	6,400,487
Ultimate Software Group, Inc. (The)(a)	20,526	3,144,994
Total		91,518,204
Total Information Technology		203,979,344
Materials 6.1%
Chemicals 5.0%
Airgas, Inc.	99,400	11,117,890
Albemarle Corp.	142,543	9,035,801
Ecolab, Inc.	129,143	13,465,741
FMC Corp.	201,909	15,236,053
Total		48,855,485
Metals & Mining 1.1%
Reliance Steel & Aluminum Co.	134,097	10,169,916
Total Materials		59,025,401
Telecommunication Services 4.3%
Wireless Telecommunication Services 4.3%
Crown Castle International Corp.(a)	214,002	15,714,167

Common Stocks (continued)

Issuer	Shares	Value ($)
NII Holdings, Inc.(a)	638,614	1,756,188
SBA Communications Corp., Class A(a)	268,093	24,085,475
Total		41,555,830
Total Telecommunication Services		41,555,830
Total Common Stocks (Cost: $695,526,559)		963,614,467

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	750,493	750,493
Total Money Market Funds (Cost: $750,493)		750,493
Total Investments (Cost: $696,277,052)		964,364,960
Other Assets & Liabilities, Net		6,127,179
Net Assets		970,492,139

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	39,183,051	252,430,941	(290,863,499)	750,493	26,614	750,493

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	177,606,433	—	—	177,606,433
Consumer Staples	61,053,197	—	—	61,053,197
Energy	64,738,336	—	—	64,738,336
Financials	52,415,658	—	—	52,415,658
Health Care	161,211,762	—	—	161,211,762
Industrials	142,028,506	—	—	142,028,506
Information Technology	203,979,344	—	—	203,979,344
Materials	59,025,401	—	—	59,025,401
Telecommunication Services	41,555,830	—	—	41,555,830
Total Equity Securities	963,614,467	—	—	963,614,467
Mutual Funds
Money Market Funds	750,493	—	—	750,493
Total Mutual Funds	750,493	—	—	750,493
Total	964,364,960	—	—	964,364,960

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — MFS Value Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 10.6%
Auto Components 1.7%
Delphi Automotive PLC	236,290	14,208,118
Johnson Controls, Inc.	500,175	25,658,977
Total		39,867,095
Automobiles 0.2%
General Motors Co.(a)	134,080	5,479,849
Hotels, Restaurants & Leisure 1.0%
McDonald's Corp.	230,245	22,340,672
Leisure Equipment & Products 0.5%
Hasbro, Inc.	204,271	11,236,948
Media 4.5%
Comcast Corp.	468,700	23,378,756
Omnicom Group, Inc.	382,335	28,434,254
Viacom, Inc., Class B	225,450	19,690,803
Walt Disney Co. (The)	428,118	32,708,215
Total		104,212,028
Multiline Retail 1.7%
Kohl's Corp.	104,350	5,921,863
Target Corp.	547,860	34,663,102
Total		40,584,965
Specialty Retail 1.0%
Advance Auto Parts, Inc.	136,812	15,142,352
Staples, Inc.	596,805	9,483,232
Total		24,625,584
Total Consumer Discretionary		248,347,141
Consumer Staples 14.3%
Beverages 2.4%
Coca-Cola Enterprises, Inc.	193,220	8,526,799
Diageo PLC	1,103,008	36,552,117
Dr. Pepper Snapple Group, Inc.	215,930	10,520,109
Total		55,599,025
Food & Staples Retailing 1.8%
CVS Caremark Corp.	570,658	40,841,993
Food Products 4.2%
Danone	259,933	18,752,060
General Mills, Inc.	632,510	31,568,574
Kellogg Co.	109,419	6,682,218

Common Stocks (continued)

Issuer	Shares	Value ($)
Nestlé SA, Registered Shares	558,405	40,925,537
Total		97,928,389
Household Products 0.5%
Procter & Gamble Co. (The)	152,241	12,393,940
Tobacco 5.4%
Altria Group, Inc.	275,824	10,588,884
Imperial Tobacco Group PLC	116,344	4,510,437
Lorillard, Inc.	519,970	26,352,080
Philip Morris International, Inc.	977,771	85,193,187
Total		126,644,588
Total Consumer Staples		333,407,935
Energy 6.2%
Oil, Gas & Consumable Fuels 6.2%
Apache Corp.	127,075	10,920,826
Chevron Corp.	298,832	37,327,105
EOG Resources, Inc.	47,640	7,995,898
Exxon Mobil Corp.	550,065	55,666,578
Occidental Petroleum Corp.	337,035	32,052,028
Total		143,962,435
Total Energy		143,962,435
Financials 23.2%
Capital Markets 6.4%
Bank of New York Mellon Corp. (The)	984,626	34,402,832
BlackRock, Inc.	69,394	21,961,119
Franklin Resources, Inc.	376,827	21,754,223
Goldman Sachs Group, Inc. (The)	276,260	48,969,848
State Street Corp.	307,406	22,560,526
Total		149,648,548
Commercial Banks 4.2%
PNC Financial Services Group, Inc. (The)	200,203	15,531,749
U.S. Bancorp	298,070	12,042,028
Wells Fargo & Co.	1,529,892	69,457,097
Total		97,030,874
Diversified Financial Services 5.3%
JPMorgan Chase & Co.	1,614,503	94,416,135
McGraw Hill Financial, Inc.	124,260	9,717,132
Moody's Corp.	122,640	9,623,561
NASDAQ OMX Group, Inc. (The)	240,117	9,556,657
Total		123,313,485

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 7.3%
ACE Ltd.	248,217	25,697,906
Aon PLC	257,535	21,604,611
Chubb Corp. (The)	158,409	15,307,062
MetLife, Inc.	868,100	46,807,952
Prudential Financial, Inc.	319,906	29,501,731
Travelers Companies, Inc. (The)	358,168	32,428,531
Total		171,347,793
Total Financials		541,340,700
Health Care 14.0%
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	684,838	26,249,840
Covidien PLC	193,870	13,202,547
Medtronic, Inc.	453,635	26,034,113
St. Jude Medical, Inc.	308,548	19,114,549
Total		84,601,049
Health Care Providers & Services 1.2%
Express Scripts Holding Co.(a)	285,270	20,037,364
Quest Diagnostics, Inc.	150,720	8,069,549
Total		28,106,913
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	279,942	31,171,542
Pharmaceuticals 7.9%
Johnson & Johnson	843,279	77,235,923
Merck & Co., Inc.	430,473	21,545,174
Pfizer, Inc.	2,304,143	70,575,900
Roche Holding AG, Genusschein Shares	48,684	13,637,668
Zoetis, Inc.	20,300	663,607
Total		183,658,272
Total Health Care		327,537,776
Industrials 17.1%
Aerospace & Defense 7.9%
Honeywell International, Inc.	474,145	43,322,628
Lockheed Martin Corp.	472,121	70,185,508
Northrop Grumman Corp.	196,080	22,472,729
United Technologies Corp.	412,656	46,960,253
Total		182,941,118

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 1.7%
United Parcel Service, Inc., Class B	370,090	38,889,057
Commercial Services & Supplies 1.1%
Tyco International Ltd.	623,630	25,593,775
Electrical Equipment 0.9%
Eaton Corp. PLC	278,478	21,197,745
Industrial Conglomerates 3.3%
3M Co.	342,852	48,084,993
Danaher Corp.	379,701	29,312,917
Total		77,397,910
Machinery 1.6%
Illinois Tool Works, Inc.	121,410	10,208,153
Pentair Ltd.	140,821	10,937,567
Stanley Black & Decker, Inc.	208,653	16,836,211
Total		37,981,931
Road & Rail 0.6%
Canadian National Railway Co.	257,242	14,667,939
Total Industrials		398,669,475
Information Technology 7.3%
Computers & Peripherals 0.2%
Hewlett-Packard Co.	167,227	4,679,011
IT Services 5.1%
Accenture PLC, Class A	594,014	48,839,831
Fidelity National Information Services, Inc.	122,680	6,585,463
Fiserv, Inc.(a)	222,540	13,140,987
International Business Machines Corp.	235,755	44,220,565
Western Union Co. (The)	385,164	6,644,079
Total		119,430,925
Semiconductors & Semiconductor Equipment 0.6%
Intel Corp.	565,755	14,687,000
Software 1.4%
Oracle Corp.	842,127	32,219,779
Total Information Technology		171,016,715
Materials 2.0%
Chemicals 1.7%
Air Products & Chemicals, Inc.	50,285	5,620,857
PPG Industries, Inc.	162,444	30,809,129
Valspar Corp. (The)	29,890	2,130,858
Total		38,560,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Crown Holdings, Inc.(a)	152,250	6,785,783
Total Materials		45,346,627
Telecommunication Services 3.4%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	657,025	23,100,999
Verizon Communications, Inc.	551,760	27,113,486
Total		50,214,485
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	7,526,932	29,634,985
Total Telecommunication Services		79,849,470
Utilities 0.7%
Electric Utilities 0.6%
Duke Energy Corp.	109,890	7,583,509
PPL Corp.	194,770	5,860,629
Total		13,444,138
Multi-Utilities 0.1%
Public Service Enterprise Group, Inc.	110,378	3,536,511
Total Utilities		16,980,649
Total Common Stocks (Cost: $1,570,459,087)		2,306,458,923

Convertible Preferred Stocks 0.1%

Issuer	Shares	Value ($)
Industrials 0.1%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	36,590	2,395,547
Total Industrials		2,395,547
Total Convertible Preferred Stocks (Cost: $1,839,799)		2,395,547

Money Market Funds 1.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	42,875,617	42,875,617
Total Money Market Funds (Cost: $42,875,617)		42,875,617
Total Investments (Cost: $1,615,174,503)		2,351,730,087
Other Assets & Liabilities, Net		(16,696,258)
Net Assets		2,335,033,829

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,039,074	203,223,623	(180,387,080)	42,875,617	25,784	42,875,617

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2013

Fair Value Measurements (continued)

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	248,347,141	—	—	248,347,141
Consumer Staples	232,667,784	100,740,151	—	333,407,935
Energy	143,962,435	—	—	143,962,435
Financials	541,340,700	—	—	541,340,700
Health Care	313,900,108	13,637,668	—	327,537,776
Industrials	398,669,475	—	—	398,669,475
Information Technology	171,016,715	—	—	171,016,715
Materials	45,346,627	—	—	45,346,627
Telecommunication Services	50,214,485	29,634,985	—	79,849,470
Utilities	16,980,649	—	—	16,980,649
Convertible Preferred Stocks
Industrials	2,395,547	—	—	2,395,547
Total Equity Securities	2,164,841,666	144,012,804	—	2,308,854,470
Mutual Funds
Money Market Funds	42,875,617	—	—	42,875,617
Total Mutual Funds	42,875,617	—	—	42,875,617
Total	2,207,717,283	144,012,804	—	2,351,730,087

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
Australia 9.1%
Charter Hall Retail REIT	2,012,764	6,460,941
Commonwealth Property Office Fund	11,256,788	12,535,199
Invocare Ltd.	373,627	3,689,608
Monadelphous Group Ltd.	444,495	7,402,719
Pact Group Holdings Ltd.(a)	1,217,101	3,564,539
Shopping Centres Australasia Property Group	2,879,501	3,975,024
Transfield Services Ltd.	1,735,626	1,391,304
Total		39,019,334
Canada 3.7%
CAE, Inc.	229,000	2,912,488
Morguard Real Estate Investment Trust	120,500	1,866,062
Northern Property Real Estate Investment Trust	132,800	3,469,240
Pason Systems Corp.	228,750	4,948,623
Ritchie Bros. Auctioneers, Inc.	121,000	2,774,827
Total		15,971,240
China 0.4%
AMVIG Holdings Ltd.	3,430,000	1,632,217
Denmark 2.7%
Christian Hansen Holding A/S	295,282	11,705,131
France 7.8%
Boiron SA	68,762	4,847,091
Euler Hermes SA	18,043	2,484,656
Ingenico	50,673	4,067,721
IPSOS	26,528	1,136,486
LISI Group	3,744	555,237
Medica SA	168,611	4,403,168
Neopost SA	85,663	6,610,400
Nexans SA	54,843	2,783,282
Rubis SCA	101,725	6,442,907
Total		33,330,948
Germany 13.7%
Bilfinger SE	67,289	7,558,458
Duerr AG	13,775	1,230,932
ElringKlinger AG	106,674	4,345,770
Fielmann AG	53,187	6,228,490

Common Stocks (continued)

Issuer	Shares	Value ($)
GFK SE	51,805	2,872,461
MTU Aero Engines AG	94,024	9,239,830
Norma Group SE	157,989	7,854,021
QIAGEN NV(a)	142,960	3,337,560
Rational AG	10,330	3,426,787
Symrise AG	273,570	12,621,930
Total		58,716,239
Hong Kong 3.5%
AAC Technologies Holdings, Inc.	999,000	4,860,921
ASM Pacific Technology Ltd.	229,900	1,924,160
Emperor Watch & Jewellery, Ltd.	24,610,000	1,875,600
Haitian International Holdings Ltd.	1,325,000	2,993,694
Pacific Basin Shipping Ltd.	4,858,000	3,487,008
Total		15,141,383
Ireland 1.3%
Glanbia PLC	347,102	5,387,692
Japan 6.8%
Ariake Japan Co., Ltd.	119,300	2,938,085
FCC Co., Ltd.	245,000	4,885,229
Hogy Medical Co., Ltd.	87,200	4,591,917
Horiba Ltd.	72,800	2,487,591
Miraca Holdings, Inc.	91,300	4,307,196
Musashi Seimitsu Industry Co., Ltd.	157,600	3,411,792
Nifco, Inc.	251,200	6,663,000
Total		29,284,810
Netherlands 3.7%
Koninklijke Boskalis Westminster NV	298,587	15,793,346
New Zealand 2.0%
Auckland International Airport Ltd.	1,876,897	5,450,886
SKYCITY Entertainment Group Ltd.	987,295	3,030,155
Total		8,481,041
Norway 0.4%
Farstad Shipping ASA	81,090	1,783,329
Singapore 11.1%
Ascendas Real Estate Investment Trust	3,500,000	6,125,498
CapitaMall Trust	6,271,000	9,490,084
Ezra Holdings Ltd.(a)	4,512,000	4,927,857

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Hyflux Ltd.	2,713,500	2,518,733
SATS Ltd.	2,879,000	7,377,050
SIA Engineering Co., Ltd.	2,373,000	9,514,941
SMRT Corp., Ltd.	1,299,864	1,195,576
StarHub Ltd.	1,854,000	6,319,953
Total		47,469,692
Spain 0.9%
Prosegur Cia de Seguridad SA, Registered Shares	558,311	3,831,703
Sweden 1.2%
AF AB, Class B	153,032	5,353,803
Switzerland 1.2%
Burckhardt Compression Holding AG	11,279	4,943,769
United Kingdom 28.5%
AZ Electronic Materials SA	1,478,993	9,694,226
Bodycote PLC	520,154	5,771,038
Cobham PLC	37,756	171,871
Croda International PLC	334,935	13,652,945
De La Rue PLC	499,569	7,211,735
Diploma PLC	524,645	5,872,664
Domino Printing Sciences PLC	514,926	6,529,408
Fenner PLC	510,369	4,109,566
Greene King PLC	332,661	4,859,488

Common Stocks (continued)

Issuer	Shares	Value ($)
Halma PLC	497,245	4,975,007
Interserve PLC	453,067	4,675,102
Laird PLC	1,000,642	4,600,851
Rotork PLC	301,735	14,362,265
Serco Group PLC	440,437	3,640,873
Spectris PLC	157,273	6,682,799
Spirax-Sarco Engineering PLC	125,109	6,209,262
TT electronics PLC	841,367	2,747,081
Ultra Electronics Holdings PLC	219,928	7,042,887
Victrex PLC	313,534	9,566,524
Total		122,375,592
Total Common Stocks (Cost: $317,763,807)		420,221,269

Money Market Funds 1.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	7,158,974	7,158,974
Total Money Market Funds (Cost: $7,158,974)		7,158,974
Total Investments (Cost: $324,922,781)		427,380,243
Other Assets & Liabilities, Net		1,487,086
Net Assets		428,867,329

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	January 31, 2014	11,703,000 AUD	11,070,336 USD	640,496
J.P. Morgan Securities, Inc.	January 31, 2014	3,257,500 AUD	2,938,561 USD	35,443
J.P. Morgan Securities, Inc.	January 31, 2014	6,932,000 NZD	5,688,129 USD		(778)
Total				675,939	(778)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,646,572	60,532,472	(65,020,070)	7,158,974	14,022	7,158,974

Currency Legend

AUD  Australian Dollar

NZD  New Zealand Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	42,998,079	—	42,998,079
Consumer Staples	—	8,325,777	—	8,325,777
Energy	4,948,623	6,711,186	—	11,659,809
Financials	5,335,302	41,071,401	—	46,406,703
Health Care	—	21,486,932	—	21,486,932
Industrials	5,687,315	154,578,946	—	160,266,261
Information Technology	—	51,358,602	—	51,358,602
Materials	—	62,437,512	—	62,437,512
Telecommunication Services	—	6,319,953	—	6,319,953
Utilities	—	8,961,641	—	8,961,641
Total Equity Securities	15,971,240	404,250,029	—	420,221,269
Mutual Funds
Money Market Funds	7,158,974	—	—	7,158,974
Total Mutual Funds	7,158,974	—	—	7,158,974
Investments in Securities	23,130,214	404,250,029	—	427,380,243
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	675,939	—	675,939
Liabilities
Forward Foreign Currency Exchange Contracts	—	(778)	—	(778)
Total	23,130,214	404,925,190	—	428,055,404

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
Australia 7.3%
CFS Retail Property Trust	387,594	674,678
Commonwealth Property Office Fund	840,769	936,253
Dexus Property Group	1,487,313	1,337,665
Federation Centres Ltd.	633,715	1,328,408
Goodman Group	726,895	3,079,684
GPT Group	709,002	2,156,180
Investa Office Fund	65,499	183,434
Mirvac Group	1,215,749	1,828,139
Stockland	634,392	2,051,063
Westfield Group	771,032	6,960,355
Westfield Retail Trust	1,065,976	2,831,912
Total		23,367,771
Belgium —%
Cofinimmo	406	50,142
Brazil 0.7%
BR Malls Participacoes SA	124,860	902,347
BR Properties SA	101,010	796,349
Iguatemi Empresa de Shopping Centers SA	75,000	708,912
Total		2,407,608
Canada 2.7%
Amarillo Gold Corp.(a)	40,690	518,656
Boardwalk Real Estate Investment Trust	21,960	1,237,285
Brookfield Office Properties(a)	29,994	751,085
Brookfield Office Properties, Inc.	75,317	1,449,852
Calloway Real Estate Investment Trust(a)	19,862	470,443
Canadian Roxana Resources(a)	9,709	194,226
Extendicare, Inc.	32,420	208,147
First Capital Realty, Inc.	42,830	714,069
RioCan Real Estate Investment Trust	129,559	3,021,112
Total		8,564,875
China 0.4%
Agile Property Holdings Ltd.	58,000	62,367
China Overseas Land & Investment Ltd.	124,000	350,008
Country Garden Holdings Co.	586,288	355,407
Guangzhou R&F Properties Co., Ltd., Class H	158,800	232,965

Common Stocks (continued)

Issuer	Shares	Value ($)
Longfor Properties Co., Ltd.	93,500	131,020
Shimao Property Holdings Ltd.	78,000	179,807
Total		1,311,574
Finland 0.2%
Sponda OYJ	123,229	579,298
France 3.5%
Altarea	821	144,820
Fonciere Des Regions	10,068	869,115
Gecina SA	4,225	559,420
ICADE	14,299	1,331,105
Klepierre	16,437	761,892
Mercialys SA	34,007	713,447
Unibail-Rodamco SE	27,178	6,964,615
Total		11,344,414
Germany 1.2%
Alstria Office REIT AG	25,128	316,372
Deutsche Annington Immobilien SE(a)	13,441	332,834
Deutsche Euroshop AG	12,127	530,847
Deutsche Wohnen AG	34,450	665,204
Deutsche Wohnen AG(a)	10,962	203,510
LEG Immobilien AG	26,102	1,543,840
Prime Office REIT-AG(a)	71,788	305,164
Total		3,897,771
Hong Kong 12.2%
China Resources Land Ltd.	722,000	1,796,302
Hang Lung Properties Ltd.	290,000	919,268
Henderson Land Development Co., Ltd.	205,851	1,176,839
Hongkong Land Holdings Ltd.	858,000	5,069,576
Hysan Development Co., Ltd.	769,500	3,321,736
Kerry Properties Ltd.	326,000	1,135,106
Link REIT (The)	898,888	4,359,660
New World Development Co., Ltd.	1,922,592	2,434,490
Sino Land Co., Ltd.	778,445	1,067,552
Sun Hung Kai Properties Ltd.	949,278	12,064,719
Swire Properties Ltd.	523,500	1,325,689
Wharf Holdings Ltd.	579,466	4,438,797
Total		39,109,734

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Italy 0.2%
Beni Stabili SpA	825,409	556,637
Japan 14.7%
Activia Properties, Inc.	117	922,008
Hulic Co., Ltd.	72,800	1,077,386
Japan Real Estate Investment Corp.	386	2,065,126
Japan Retail Fund Investment Corp.	637	1,296,100
Mitsubishi Estate Co., Ltd.	460,000	13,765,980
Mitsui Fudosan Co., Ltd.	344,000	12,408,313
Nippon Building Fund, Inc.	428	2,486,770
Nippon Prologis REIT, Inc.	91	871,686
Nomura Real Estate Holdings, Inc.	7,600	171,250
NTT Urban Development Corp.	5,300	61,093
Sumitomo Realty & Development Co., Ltd.	206,000	10,264,454
Tokyo Tatemono Co., Ltd.	106,000	1,178,717
United Urban Investment Corp.	523	751,723
Total		47,320,606
Netherlands 0.7%
Corio NV	22,336	1,002,376
Eurocommercial Properties NV	16,192	686,802
Vastned Retail NV	3,570	162,017
Wereldhave NV	6,913	543,939
Total		2,395,134
Norway 0.2%
Norwegian Property ASA	461,549	553,223
Singapore 3.3%
Ascendas Real Estate Investment Trust	404,000	707,058
CapitaCommercial Trust	488,000	562,001
CapitaLand Ltd.	877,000	2,113,931
CapitaMall Trust	655,000	991,230
CapitaMalls Asia Ltd.	317,000	494,078
City Developments Ltd.	122,000	932,203
Global Logistic Properties Ltd.	647,000	1,484,177
Keppel REIT	767,000	721,052
Mapletree Commercial Trust	240,837	227,706
Mapletree Greater China Commercial Trust	192,000	128,028
SPH REIT(a)	552,000	428,843

Common Stocks (continued)

Issuer	Shares	Value ($)
Suntec Real Estate Investment Trust	525,000	642,122
UOL Group Ltd.	228,000	1,122,196
Total		10,554,625
Sweden 0.8%
Atrium Ljungberg AB, Class B	31,537	431,487
Castellum AB	26,075	405,995
Fabege AB	13,486	161,097
Hufvudstaden AB	106,919	1,432,145
Total		2,430,724
Switzerland 1.0%
Mobimo Holding AG	1,122	234,469
PSP Swiss Property AG	25,121	2,128,760
Swiss Prime Site AG	10,209	790,573
Total		3,153,802
United Kingdom 6.6%
Atrium European Real Estate Ltd.	77,729	448,663
British Land Co. PLC	376,711	3,927,397
Capital & Counties Properties PLC	109,016	594,786
Capital & Regional PLC	680,190	495,599
Derwent London PLC	31,831	1,315,731
Grainger PLC	131,104	442,983
Great Portland Estates PLC	101,704	1,010,500
Hammerson PLC	337,221	2,807,424
Intu Properties PLC	248,344	1,274,835
Land Securities Group PLC	267,433	4,272,115
LXB Retail Properties PLC(a)	594,006	1,257,835
Quintain Estates & Development PLC(a)	289,336	452,774
Safestore Holdings PLC	379,441	1,011,620
Segro PLC	93,159	515,653
Shaftesbury PLC	61,040	635,659
St. Modwen Properties PLC	35,567	216,722
Unite Group PLC	75,393	503,208
Total		21,183,504
United States 43.3%
Acadia Realty Trust	34,410	854,400
Alexandria Real Estate Equities, Inc.	20,590	1,309,936
American Campus Communities, Inc.	27,570	888,030
Ashford Hospitality Prime, Inc.	16,626	302,593

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Ashford Hospitality Trust, Inc.	83,130	688,316
AvalonBay Communities, Inc.	78,208	9,246,532
Boston Properties, Inc.	54,995	5,519,848
BRE Properties, Inc.	6,699	366,502
Camden Property Trust	50,532	2,874,260
CBL & Associates Properties, Inc.	16,790	301,548
Cousins Properties, Inc.	63,681	655,914
DCT Industrial Trust, Inc.	218,616	1,558,732
DDR Corp.	54,610	839,356
Duke Realty Corp.	63,020	947,821
Equity Lifestyle Properties, Inc.	46,276	1,676,580
Equity Residential	261,951	13,587,398
Federal Realty Investment Trust	13,661	1,385,362
Forest City Enterprises, Inc., Class A(a)	125,061	2,388,665
General Growth Properties, Inc.	299,300	6,006,951
HCP, Inc.	157,703	5,727,773
Health Care REIT, Inc.	17,150	918,726
Healthcare Realty Trust, Inc.	76,435	1,628,830
Host Hotels & Resorts, Inc.	521,885	10,145,444
Hudson Pacific Properties, Inc.	53,460	1,169,170
Lexington Realty Trust	13,583	138,683
Liberty Property Trust	15,790	534,807
Macerich Co. (The)	85,878	5,057,356
Mack-Cali Realty Corp.	113,763	2,443,629
National Retail Properties, Inc.	43,530	1,320,265
ProLogis, Inc.	90,753	3,353,323
PS Business Parks, Inc.	7,533	575,672

Common Stocks (continued)

Issuer	Shares	Value ($)
Public Storage	51,625	7,770,595
Realty Income Corp.	3,040	113,483
Regency Centers Corp.	117,083	5,420,943
Rexford Industrial Realty, Inc.	18,080	238,656
Senior Housing Properties Trust	127,497	2,834,258
Simon Property Group, Inc.	131,987	20,083,142
Sovran Self Storage, Inc.	500	32,585
Starwood Hotels & Resorts Worldwide, Inc.	51,790	4,114,716
Taubman Centers, Inc.	15,951	1,019,588
Ventas, Inc.	63,270	3,624,106
Vornado Realty Trust	104,303	9,261,063
Winthrop Realty Trust	6,856	75,759
Total		139,001,316
Total Common Stocks (Cost: $270,179,361)		317,782,758

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	1,109,787	1,109,787
Total Money Market Funds (Cost: $1,109,787)		1,109,787
Total Investments (Cost: $271,289,148)		318,892,545
Other Assets & Liabilities, Net		2,338,322
Net Assets		321,230,867

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,446,457	50,248,507	(52,585,177)	1,109,787	2,032	1,109,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	4,114,716	—	—	4,114,716
Financials	145,650,937	167,808,958	—	313,459,895
Health Care	208,147	—	—	208,147
Total Equity Securities	149,973,800	167,808,958	—	317,782,758
Mutual Funds
Money Market Funds	1,109,787	—	—	1,109,787
Total Mutual Funds	1,109,787	—	—	1,109,787
Total	151,083,587	167,808,958	—	318,892,545

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%

Issuer	Shares	Value ($)
Consumer Discretionary 6.9%
Automobiles 3.2%
Ford Motor Co.	4,347,000	67,074,210
Household Durables 2.0%
Newell Rubbermaid, Inc.	1,249,400	40,493,054
Specialty Retail 1.7%
Staples, Inc.	2,219,400	35,266,266
Total Consumer Discretionary		142,833,530
Consumer Staples 5.7%
Beverages 2.1%
Molson Coors Brewing Co., Class B	757,500	42,533,625
Food & Staples Retailing 1.9%
Wal-Mart Stores, Inc.	503,000	39,581,070
Tobacco 1.7%
Reynolds American, Inc.	696,800	34,833,032
Total Consumer Staples		116,947,727
Energy 15.5%
Energy Equipment & Services 2.0%
Ensco PLC, Class A	727,700	41,609,886
Oil, Gas & Consumable Fuels 13.5%
Chevron Corp.	321,300	40,133,583
ConocoPhillips	1,082,000	76,443,300
Marathon Oil Corp.	1,035,300	36,546,090
Royal Dutch Shell PLC, ADR	573,100	40,844,837
Total SA, ADR	1,374,400	84,209,488
Total		278,177,298
Total Energy		319,787,184
Financials 25.5%
Commercial Banks 8.7%
Fifth Third Bancorp	2,053,500	43,185,105
PNC Financial Services Group, Inc. (The)	667,400	51,776,892
Wells Fargo & Co.	1,848,100	83,903,740
Total		178,865,737
Consumer Finance 2.4%
SLM Corp.	1,903,590	50,026,345

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 6.4%
Citigroup, Inc.	988,800	51,526,368
JPMorgan Chase & Co.	1,381,200	80,772,576
Total		132,298,944
Insurance 8.0%
Allstate Corp. (The)	706,900	38,554,326
MetLife, Inc.	1,601,900	86,374,448
Travelers Companies, Inc. (The)	456,800	41,358,672
Total		166,287,446
Total Financials		527,478,472
Health Care 11.1%
Health Care Equipment & Supplies 1.3%
Baxter International, Inc.	199,860	13,900,263
Medtronic, Inc.	209,957	12,049,433
Total		25,949,696
Pharmaceuticals 9.8%
AstraZeneca PLC, ADR	757,700	44,984,649
Johnson & Johnson	399,300	36,571,887
Merck & Co., Inc.	752,100	37,642,605
Pfizer, Inc.	1,342,000	41,105,460
Teva Pharmaceutical Industries Ltd., ADR	1,055,900	42,320,472
Total		202,625,073
Total Health Care		228,574,769
Industrials 7.9%
Aerospace & Defense 3.9%
Lockheed Martin Corp.	288,300	42,858,678
Northrop Grumman Corp.	341,200	39,104,932
Total		81,963,610
Industrial Conglomerates 1.9%
General Electric Co.	1,402,600	39,314,878
Road & Rail 2.1%
Norfolk Southern Corp.	463,965	43,069,871
Total Industrials		164,348,359

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 14.7%
Communications Equipment 4.6%
Cisco Systems, Inc.	2,349,100	52,737,295
Harris Corp.	583,300	40,720,173
Total		93,457,468
Office Electronics 2.0%
Xerox Corp.	3,419,100	41,610,447
Semiconductors & Semiconductor Equipment 4.0%
Intel Corp.	3,198,400	83,030,464
Software 4.1%
CA, Inc.	1,152,400	38,778,260
Microsoft Corp.	1,238,200	46,345,826
Total		85,124,086
Total Information Technology		303,222,465
Materials 6.5%
Chemicals 2.0%
EI du Pont de Nemours & Co.	644,300	41,860,171
Metals & Mining 2.2%
Barrick Gold Corp.	2,553,600	45,019,968
Paper & Forest Products 2.3%
International Paper Co.	970,500	47,583,615
Total Materials		134,463,754

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	1,080,200	37,979,832
Total Telecommunication Services		37,979,832
Utilities 1.9%
Electric Utilities 1.9%
American Electric Power Co., Inc.	833,500	38,957,790
Total Utilities		38,957,790
Total Common Stocks (Cost: $1,553,623,810)		2,014,593,882

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(b)	52,831,717	52,831,717
Total Money Market Funds (Cost: $52,831,717)		52,831,717
Total Investments (Cost: $1,606,455,527)		2,067,425,599
Other Assets & Liabilities, Net		(2,423,502)
Net Assets		2,065,002,097

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,468,163	520,342,715	(488,979,161)	52,831,717	55,376	52,831,717

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	142,833,530	—	—	142,833,530
Consumer Staples	116,947,727	—	—	116,947,727
Energy	319,787,184	—	—	319,787,184
Financials	527,478,472	—	—	527,478,472
Health Care	228,574,769	—	—	228,574,769
Industrials	164,348,359	—	—	164,348,359
Information Technology	303,222,465	—	—	303,222,465
Materials	134,463,754	—	—	134,463,754
Telecommunication Services	37,979,832	—	—	37,979,832
Utilities	38,957,790	—	—	38,957,790
Total Equity Securities	2,014,593,882	—	—	2,014,593,882
Mutual Funds
Money Market Funds	52,831,717	—	—	52,831,717
Total Mutual Funds	52,831,717	—	—	52,831,717
Total	2,067,425,599	—	—	2,067,425,599

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
Consumer Discretionary 26.1%
Auto Components 1.2%
BorgWarner, Inc.	282,600	15,800,166
Hotels, Restaurants & Leisure 5.0%
Chipotle Mexican Grill, Inc.(a)	16,305	8,686,978
Hilton Worldwide Holdings, Inc.(a)	484,100	10,771,225
Starbucks Corp.	415,600	32,578,884
Wynn Resorts Ltd.	72,300	14,041,383
Total		66,078,470
Internet & Catalog Retail 7.1%
Amazon.com, Inc.(a)	120,645	48,112,019
priceline.com, Inc.(a)	39,800	46,263,520
Total		94,375,539
Media 5.7%
CBS Corp., Class B Non Voting	274,900	17,522,126
Liberty Global PLC, Class A(a)	187,700	16,703,423
Twenty-First Century Fox, Inc., Class A	748,400	26,328,712
Walt Disney Co. (The)	201,100	15,364,040
Total		75,918,301
Multiline Retail 1.6%
Dollar General Corp.(a)	356,000	21,473,920
Specialty Retail 3.0%
Lowe's Companies, Inc.	313,200	15,519,060
Ross Stores, Inc.	176,200	13,202,666
Ulta Salon Cosmetics & Fragrance, Inc.(a)	113,500	10,955,020
Total		39,676,746
Textiles, Apparel & Luxury Goods 2.5%
Nike, Inc., Class B	256,200	20,147,568
Ralph Lauren Corp.	71,700	12,660,069
Total		32,807,637
Total Consumer Discretionary		346,130,779
Consumer Staples 3.1%
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	96,700	11,508,267
CVS Caremark Corp.	215,000	15,387,550
Total		26,895,817

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 1.1%
Estee Lauder Companies, Inc. (The), Class A	183,400	13,813,688
Total Consumer Staples		40,709,505
Energy 3.9%
Energy Equipment & Services 1.7%
Schlumberger Ltd.	254,800	22,960,028
Oil, Gas & Consumable Fuels 2.2%
Noble Energy, Inc.	227,000	15,460,970
Range Resources Corp.	159,900	13,481,169
Total		28,942,139
Total Energy		51,902,167
Financials 7.5%
Capital Markets 4.0%
BlackRock, Inc.	75,705	23,958,361
Charles Schwab Corp. (The)	368,200	9,573,200
Morgan Stanley	604,200	18,947,712
Total		52,479,273
Consumer Finance 1.2%
American Express Co.	182,900	16,594,517
Diversified Financial Services 1.0%
JPMorgan Chase & Co.	224,900	13,152,152
Real Estate Investment Trusts (REITs) 1.3%
American Tower Corp.	214,000	17,081,480
Total Financials		99,307,422
Health Care 15.2%
Biotechnology 10.4%
Alexion Pharmaceuticals, Inc.(a)	131,700	17,524,002
Amgen, Inc.	218,400	24,932,544
Biogen Idec, Inc.(a)	97,700	27,331,575
Celgene Corp.(a)	246,600	41,665,536
Gilead Sciences, Inc.(a)	359,100	26,986,365
Total		138,440,022
Health Care Providers & Services 1.5%
Catamaran Corp.(a)	237,500	11,276,500
McKesson Corp.	55,000	8,877,000
Total		20,153,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 1.2%
Cerner Corp.(a)	267,500	14,910,450
Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	216,400	11,501,660
Zoetis, Inc.	502,700	16,433,263
Total		27,934,923
Total Health Care		201,438,895
Industrials 10.7%
Aerospace & Defense 3.1%
Precision Castparts Corp.	88,600	23,859,980
United Technologies Corp.	158,000	17,980,400
Total		41,840,380
Airlines 0.7%
Delta Air Lines, Inc.	323,200	8,878,304
Industrial Conglomerates 2.7%
Danaher Corp.	461,600	35,635,520
Road & Rail 4.2%
Kansas City Southern	50,800	6,290,564
Union Pacific Corp.	295,900	49,711,200
Total		56,001,764
Total Industrials		142,355,968
Information Technology 26.9%
Communications Equipment 1.4%
QUALCOMM, Inc.	243,700	18,094,725
Computers & Peripherals 2.6%
Apple, Inc.	61,540	34,530,709
Internet Software & Services 9.7%
Baidu, Inc., ADR(a)	102,000	18,143,760
eBay, Inc.(a)	374,900	20,578,261
Facebook, Inc., Class A(a)	420,900	23,006,394
Google, Inc., Class A(a)	49,900	55,923,429
LinkedIn Corp., Class A(a)	50,175	10,879,445
Total		128,531,289
IT Services 6.8%
Cognizant Technology Solutions Corp., Class A(a)	169,000	17,065,620
MasterCard, Inc., Class A	27,875	23,288,448
Visa, Inc., Class A	225,500	50,214,340
Total		90,568,408

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	669,000	11,834,610
ARM Holdings PLC, ADR	349,900	19,153,526
NXP Semiconductor NV(a)	218,200	10,021,926
Total		41,010,062
Software 3.3%
Salesforce.com, Inc.(a)	600,500	33,141,595
ServiceNow, Inc.(a)	158,900	8,899,989
Workday, Inc., Class A(a)	31,400	2,611,224
Total		44,652,808
Total Information Technology		357,388,001
Materials 4.1%
Chemicals 4.1%
Ecolab, Inc.	133,600	13,930,472
Monsanto Co.	351,974	41,022,570
Total		54,953,042
Total Materials		54,953,042
Telecommunication Services 1.1%
Wireless Telecommunication Services 1.1%
SBA Communications Corp., Class A(a)	167,100	15,012,264
Total Telecommunication Services		15,012,264
Total Common Stocks (Cost: $924,751,004)		1,309,198,043

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	19,112,439	19,112,439
Total Money Market Funds (Cost: $19,112,439)		19,112,439
Total Investments (Cost: $943,863,443)		1,328,310,482
Other Assets & Liabilities, Net		661,832
Net Assets		1,328,972,314

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	40,239,887	806,287,538	(827,414,986)	19,112,439	27,683	19,112,439

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	346,130,779	—	—	346,130,779
Consumer Staples	40,709,505	—	—	40,709,505
Energy	51,902,167	—	—	51,902,167
Financials	99,307,422	—	—	99,307,422
Health Care	201,438,895	—	—	201,438,895
Industrials	142,355,968	—	—	142,355,968
Information Technology	357,388,001	—	—	357,388,001
Materials	54,953,042	—	—	54,953,042
Telecommunication Services	15,012,264	—	—	15,012,264
Total Equity Securities	1,309,198,043	—	—	1,309,198,043
Mutual Funds
Money Market Funds	19,112,439	—	—	19,112,439
Total Mutual Funds	19,112,439	—	—	19,112,439
Total	1,328,310,482	—	—	1,328,310,482

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
Consumer Discretionary 18.9%
Auto Components 0.8%
Dorman Products, Inc.(a)	28,250	1,583,977
Fox Factory Holding Corp.(a)	50,600	891,572
Motorcar Parts of America, Inc.(a)	63,142	1,218,641
Tenneco, Inc.(a)	25,940	1,467,426
Total		5,161,616
Diversified Consumer Services 2.1%
Grand Canyon Education, Inc.(a)	50,000	2,180,000
LifeLock, Inc.(a)	115,800	1,900,278
Service Corp. International	490,548	8,893,635
Total		12,973,913
Hotels, Restaurants & Leisure 2.9%
Bally Technologies, Inc.(a)	23,564	1,848,596
Fiesta Restaurant Group, Inc.(a)	69,607	3,636,270
Krispy Kreme Doughnuts, Inc.(a)	88,634	1,709,750
Multimedia Games Holdings Co., Inc.(a)	166,297	5,215,074
Papa John's International, Inc.	41,174	1,869,299
Red Robin Gourmet Burgers, Inc.(a)	49,230	3,620,374
Total		17,899,363
Household Durables 1.2%
Tempur Sealy International, Inc.(a)	143,230	7,728,691
Internet & Catalog Retail 1.8%
HomeAway, Inc.(a)	135,516	5,539,894
RetailMeNot, Inc.(a)	37,191	1,070,729
Shutterfly, Inc.(a)	92,582	4,715,201
Total		11,325,824
Leisure Equipment & Products 1.5%
Arctic Cat, Inc.	44,493	2,535,211
Sturm Ruger & Co., Inc.	90,957	6,648,047
Total		9,183,258
Media 1.1%
Cinemark Holdings, Inc.	69,530	2,317,435
IMAX Corp.(a)	154,410	4,552,007
Total		6,869,442
Specialty Retail 5.0%
American Eagle Outfitters, Inc.	165,703	2,386,123
Asbury Automotive Group, Inc.(a)	58,650	3,151,851
Cabela's, Inc.(a)	156,040	10,401,626

Common Stocks (continued)

Issuer	Shares	Value ($)
Children's Place Retail Stores, Inc. (The)(a)	33,590	1,913,622
Conn's, Inc.(a)	14,600	1,150,334
DSW, Inc., Class A	100,200	4,281,546
Five Below, Inc.(a)	48,116	2,078,611
Francesca's Holdings Corp.(a)	79,750	1,468,198
Hibbett Sports, Inc.(a)	28,420	1,910,108
Restoration Hardware Holdings, Inc.(a)	17,635	1,186,836
Zumiez, Inc.(a)	48,057	1,249,482
Total		31,178,337
Textiles, Apparel & Luxury Goods 2.5%
Columbia Sportswear Co.	62,623	4,931,561
Deckers Outdoor Corp.(a)	100,010	8,446,845
Oxford Industries, Inc.	8,600	693,762
Steven Madden Ltd.(a)	52,200	1,909,998
Total		15,982,166
Total Consumer Discretionary		118,302,610
Consumer Staples 3.1%
Food & Staples Retailing 2.2%
Fresh Market, Inc. (The)(a)	41,500	1,680,750
Pricesmart, Inc.	92,011	10,630,951
United Natural Foods, Inc.(a)	20,900	1,575,651
Total		13,887,352
Food Products 0.9%
Annie's, Inc.(a)	74,800	3,219,392
Hain Celestial Group, Inc. (The)(a)	28,812	2,615,553
Total		5,834,945
Total Consumer Staples		19,722,297
Energy 5.4%
Energy Equipment & Services 1.6%
Atwood Oceanics, Inc.(a)	152,366	8,134,821
Pioneer Energy Services Corp.(a)	196,860	1,576,848
Total		9,711,669
Oil, Gas & Consumable Fuels 3.8%
Approach Resources, Inc.(a)	78,720	1,518,509
Athlon Energy, Inc.(a)	29,200	883,300
Bill Barrett Corp.(a)	123,060	3,295,547
Bonanza Creek Energy, Inc.(a)	73,400	3,190,698
Diamondback Energy, Inc.(a)	56,676	2,995,893

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Kodiak Oil & Gas Corp.(a)	101,600	1,138,936
Laredo Petroleum, Inc.(a)	63,813	1,766,982
Magnum Hunter Resources Corp.(a)	470,210	3,437,235
Oasis Petroleum, Inc.(a)	61,500	2,888,655
World Fuel Services Corp.	65,584	2,830,606
Total		23,946,361
Total Energy		33,658,030
Financials 12.0%
Capital Markets 3.4%
Eaton Vance Corp.	233,824	10,005,329
Evercore Partners, Inc., Class A	34,525	2,063,905
Financial Engines, Inc.	136,940	9,514,591
Total		21,583,825
Commercial Banks 0.3%
Bank of the Ozarks, Inc.	34,720	1,964,805
Consumer Finance 0.9%
Encore Capital Group, Inc.(a)	18,900	949,914
Portfolio Recovery Associates, Inc.(a)	89,500	4,729,180
Total		5,679,094
Diversified Financial Services 1.0%
MarkeTaxess Holdings, Inc.	91,591	6,124,690
Insurance 2.3%
MBIA, Inc.(a)	438,119	5,231,141
Montpelier Re Holdings Ltd.	143,147	4,165,578
White Mountains Insurance Group Ltd.	8,304	5,007,976
Total		14,404,695
Real Estate Investment Trusts (REITs) 2.6%
Corrections Corp. of America	231,314	7,418,240
CyrusOne, Inc.	93,738	2,093,169
First Industrial Realty Trust, Inc.	372,366	6,497,787
Total		16,009,196
Real Estate Management & Development 1.5%
Alexander & Baldwin, Inc.	138,135	5,764,374
Tejon Ranch Co.(a)	98,445	3,618,838
Total		9,383,212
Total Financials		75,149,517

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 15.5%
Biotechnology 2.0%
ACADIA Pharmaceuticals, Inc.(a)	202,810	5,068,222
Exact Sciences Corp.(a)	63,330	740,328
Hyperion Therapeutics, Inc.(a)	32,032	647,687
Ligand Pharmaceuticals, Inc.(a)	19,700	1,036,220
Medivation, Inc.(a)	28,920	1,845,674
NPS Pharmaceuticals, Inc.(a)	93,600	2,841,696
Onconova Therapeutics, Inc.(a)	33,337	382,709
Total		12,562,536
Health Care Equipment & Supplies 6.3%
Align Technology, Inc.(a)	26,800	1,531,620
Cardiovascular Systems, Inc.(a)	59,349	2,035,077
Cynosure Inc., Class A(a)	137,728	3,674,583
DexCom, Inc.(a)	234,553	8,305,522
Endologix, Inc.(a)	371,378	6,476,832
Insulet Corp.(a)	57,600	2,136,960
Novadaq Technologies, Inc.(a)	44,098	727,176
NxStage Medical, Inc.(a)	101,197	1,011,970
Sirona Dental Systems, Inc.(a)	31,530	2,213,406
Spectranetics Corp.(a)	222,603	5,565,075
Tandem Diabetes Care, Inc.(a)	52,800	1,360,656
TearLab Corp.(a)	87,504	817,287
Thoratec Corp.(a)	67,840	2,482,944
Veracyte, Inc.(a)	61,615	893,418
Total		39,232,526
Health Care Providers & Services 4.8%
Acadia Healthcare Co., Inc.(a)	245,680	11,628,035
ExamWorks Group, Inc.(a)	26,700	797,529
Magellan Health Services, Inc.(a)	46,900	2,809,779
MWI Veterinary Supply, Inc.(a)	10,700	1,825,313
Team Health Holdings, Inc.(a)	54,180	2,467,899
Tenet Healthcare Corp.(a)	186,217	7,843,460
WellCare Health Plans, Inc.(a)	35,270	2,483,713
Total		29,855,728
Health Care Technology 1.1%
HMS Holdings Corp.(a)	55,130	1,253,105
Medidata Solutions, Inc.(a)	92,400	5,596,668
Total		6,849,773

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.4%
Cambrex Corp.(a)	40,300	718,549
ICON PLC(a)	47,000	1,899,270
Total		2,617,819
Pharmaceuticals 0.9%
AcelRx Pharmaceuticals, Inc.(a)	89,394	1,011,046
Akorn, Inc.(a)	157,010	3,867,156
Lannett Co., Inc.(a)	26,000	860,600
Total		5,738,802
Total Health Care		96,857,184
Industrials 15.4%
Aerospace & Defense 1.8%
Alliant Techsystems, Inc.	46,668	5,678,562
Hexcel Corp.(a)	63,401	2,833,391
Triumph Group, Inc.	32,290	2,456,300
Total		10,968,253
Air Freight & Logistics 0.5%
XPO Logistics, Inc.(a)	114,688	3,015,148
Building Products 0.4%
AO Smith Corp.	51,900	2,799,486
Commercial Services & Supplies 1.1%
Casella Waste Systems, Inc., Class A(a)	346,404	2,009,143
Clean Harbors, Inc.(a)	44,820	2,687,407
Ritchie Bros. Auctioneers, Inc.	103,309	2,368,876
Total		7,065,426
Electrical Equipment 0.3%
Power Solutions International, Inc.(a)	14,179	1,064,843
PowerSecure International, Inc.(a)	50,300	863,651
Total		1,928,494
Machinery 2.5%
Chart Industries, Inc.(a)	31,200	2,983,968
ExOne Co. (The)(a)	4,700	284,162
Manitowoc Co., Inc. (The)	74,040	1,726,613
Middleby Corp. (The)(a)	18,915	4,539,032
Proto Labs, Inc.(a)	29,756	2,118,032
TriMas Corp.(a)	50,630	2,019,631
Woodward, Inc.	38,790	1,769,212
Total		15,440,650

Common Stocks (continued)

Issuer	Shares	Value ($)
Marine 0.6%
Matson, Inc.	145,475	3,798,352
Professional Services 3.1%
Acacia Research Corp.	79,520	1,156,221
Barrett Business Services, Inc.	1,300	120,562
Corporate Executive Board Co. (The)	45,000	3,484,350
Huron Consulting Group, Inc.(a)	37,740	2,367,053
On Assignment, Inc.(a)	209,100	7,301,772
Wageworks, Inc.(a)	85,684	5,093,057
Total		19,523,015
Road & Rail 2.4%
Genesee & Wyoming, Inc., Class A(a)	18,970	1,822,068
Old Dominion Freight Line, Inc.(a)	213,832	11,337,373
Roadrunner Transportation Systems, Inc.(a)	78,400	2,112,880
Total		15,272,321
Trading Companies & Distributors 2.7%
Beacon Roofing Supply, Inc.(a)	49,750	2,003,930
DXP Enterprises, Inc.(a)	40,100	4,619,520
Kaman Corp.	73,540	2,921,744
MRC Global, Inc.(a)	220,200	7,103,652
Total		16,648,846
Total Industrials		96,459,991
Information Technology 20.6%
Computers & Peripherals 0.1%
Stratasys Ltd.(a)	5,400	727,380
Electronic Equipment, Instruments & Components 1.1%
Belden, Inc.	29,230	2,059,253
Cognex Corp.	16,500	629,970
Coherent, Inc.(a)	39,740	2,956,259
Methode Electronics, Inc.	43,441	1,485,248
Total		7,130,730
Internet Software & Services 4.9%
Cornerstone OnDemand, Inc.(a)	64,230	3,426,028
CoStar Group, Inc.(a)	16,100	2,971,738
Demandware, Inc.(a)	44,200	2,834,104
Envestnet, Inc.(a)	113,983	4,593,515
MercadoLibre, Inc.	4,880	526,015
OpenTable, Inc.(a)	24,400	1,936,628

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Responsys, Inc.(a)	108,010	2,960,554
SciQuest, Inc.(a)	90,876	2,588,148
SPS Commerce, Inc.(a)	85,515	5,584,130
ValueClick, Inc.(a)	137,492	3,213,188
Total		30,634,048
IT Services 1.8%
EPAM Systems, Inc.(a)	69,590	2,431,475
InterXion Holding NV(a)	168,320	3,974,035
MAXIMUS, Inc.	55,200	2,428,248
WEX, Inc.(a)	23,710	2,348,001
Total		11,181,759
Semiconductors & Semiconductor Equipment 1.2%
Cavium, Inc.(a)	25,500	880,005
Ceva, Inc.(a)	91,799	1,397,181
Mellanox Technologies Ltd.(a)	55,920	2,235,122
Micrel, Inc.	178,994	1,766,671
Semtech Corp.(a)	43,160	1,091,085
Total		7,370,064
Software 11.5%
Advent Software, Inc.	135,104	4,727,289
Allot Communications Ltd.(a)	140,290	2,126,796
Aspen Technology, Inc.(a)	63,900	2,671,020
CommVault Systems, Inc.(a)	26,520	1,985,818
Ellie Mae, Inc.(a)	93,800	2,520,406
FleetMatics Group PLC(a)	111,300	4,813,725
Fortinet, Inc.(a)	117,980	2,256,957
Guidewire Software, Inc.(a)	56,000	2,747,920
Imperva, Inc.(a)	147,141	7,081,896
Infoblox, Inc.(a)	143,450	4,736,719
Informatica Corp.(a)	48,220	2,001,130
Jive Software, Inc.(a)	212,129	2,386,451
Proofpoint, Inc.(a)	240,010	7,961,132
PROS Holdings, Inc.(a)	71,771	2,863,663
QLIK Technologies, Inc.(a)	95,321	2,538,398
Qualys, Inc.(a)	81,201	1,876,555
SS&C Technologies Holdings, Inc.(a)	66,460	2,941,520
Synchronoss Technologies, Inc.(a)	165,267	5,134,846
TIBCO Software, Inc.(a)	94,560	2,125,709

Common Stocks (continued)

Issuer	Shares	Value ($)
Tyler Technologies, Inc.(a)	32,662	3,335,770
Ultimate Software Group, Inc. (The)(a)	19,100	2,926,502
Total		71,760,222
Total Information Technology		128,804,203
Materials 6.8%
Chemicals 5.6%
Albemarle Corp.	143,257	9,081,061
Axiall Corp.	49,640	2,354,921
H.B. Fuller Co.	46,950	2,443,278
NewMarket Corp.	32,825	10,968,474
Olin Corp.	289,000	8,337,650
Tredegar Corp.	62,469	1,799,732
Total		34,985,116
Construction Materials 0.5%
Martin Marietta Materials, Inc.	30,336	3,031,780
Containers & Packaging 0.3%
Berry Plastics Group, Inc.(a)	84,890	2,019,533
Paper & Forest Products 0.4%
Boise Cascade Co.(a)	80,950	2,386,406
Total Materials		42,422,835
Total Common Stocks (Cost: $405,371,199)		611,376,667

Warrants —%

Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)	44,756	96,241
Total Energy		96,241
Financials —%
Real Estate Management & Development —%
Tejon Ranch Co.(a)	14,419	77,142
Total Financials		77,142
Total Warrants (Cost: $110,964)		173,383

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	16,008,780	16,008,780
Total Money Market Funds (Cost: $16,008,780)		16,008,780
Total Investments (Cost: $421,490,943)		627,558,830
Other Assets & Liabilities, Net		(2,103,250)
Net Assets		625,455,580

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,034,815	199,989,275	(199,015,310)	16,008,780	14,361	16,008,780

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	118,302,610	—	—	118,302,610
Consumer Staples	19,722,297	—	—	19,722,297
Energy	33,658,030	—	—	33,658,030
Financials	75,149,517	—	—	75,149,517
Health Care	96,857,184	—	—	96,857,184
Industrials	96,459,991	—	—	96,459,991
Information Technology	128,804,203	—	—	128,804,203
Materials	42,422,835	—	—	42,422,835
Warrants
Energy	—	96,241	—	96,241
Financials	77,142	—	—	77,142
Total Equity Securities	611,453,809	96,241	—	611,550,050
Mutual Funds
Money Market Funds	16,008,780	—	—	16,008,780
Total Mutual Funds	16,008,780	—	—	16,008,780
Total	627,462,589	96,241	—	627,558,830

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency(a) 103.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX(b)(c)(d) 11/25/19	1.380%	17,399,320	1,189,000
Federal Home Loan Mortgage Corp.(b) 07/01/28	2.500%	20,907	20,738
09/01/32	3.500%	2,057,621	2,097,104
07/01/23 - 07/01/43	4.000%	4,931,288	5,082,992
05/01/24 - 11/01/41	4.500%	48,782,395	51,709,228
03/01/28 - 07/01/41	5.000%	13,807,455	14,924,957
05/01/23 - 02/01/41	5.500%	25,529,254	27,852,506
01/01/29 - 03/01/40	6.000%	2,889,293	3,193,756
Federal Home Loan Mortgage Corp.(b)(c) CMO Series 2863 Class FM 10/15/31	0.667%	7,322,505	7,344,136
CMO Series 3114 Class PF 02/15/36	0.567%	6,094,920	6,084,486
CMO Series 3671 Class QF 12/15/36	0.667%	4,487,546	4,507,677
CMO Series 3891 Class BF 07/15/41	0.717%	11,829,131	11,873,715
CMO Series 4238 Class FT 08/15/43	0.517%	4,180,059	4,175,482
CMO Series 4255 Class CF 05/15/35	0.567%	29,706,943	29,680,810
Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series K014 Class X1 04/25/21	1.259%	20,056,889	1,465,757
Federal Home Loan Mortgage Corp.(b)(c)(d)(e) CMO IO Series 2980 Class SL 11/15/34	6.533%	706,607	123,828
CMO IO Series 3122 Class DS 03/15/36	6.533%	10,364,084	1,546,832
Federal Home Loan Mortgage Corp.(b)(c)(e) CMO Series 4083 Class US 06/15/42	4.042%	1,661,488	1,342,935
CMO Series 4102 Class CS 09/15/42	4.041%	2,376,910	1,765,811
CMO Series 4262 Class SB 05/15/41	13.072%	3,565,235	3,683,388
Federal Home Loan Mortgage Corp.(b)(d) CMO IO Series 4037 Class PI 04/15/27	3.000%	2,128,809	258,154
Federal Home Loan Mortgage Corp.(b)(d)(e) CMO IO Series 4090 Class EI 08/15/22	2.500%	3,533,195	272,707
CMO IO Series 4093 Class IA 03/15/42	4.000%	2,157,500	897,934
Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)(f) 01/14/43	3.000%	29,000,000	27,468,438
01/13/44	4.000%	31,000,000	31,835,546
01/13/44	4.500%	5,000,000	5,290,430
01/13/44	5.000%	15,000,000	16,176,563
01/12/36	6.000%	4,000,000	4,420,781
Federal National Mortgage Association(b) 07/01/28	2.000%	491,809	474,366
07/01/28 - 04/01/43	2.500%	32,795,263	32,326,457
12/01/42 - 11/01/43	3.000%	130,723,589	124,206,996
01/01/21 - 07/01/43	3.500%	31,522,783	31,456,218
07/01/18 - 08/01/43	4.000%	104,433,167	108,581,606
02/01/18 - 10/01/43	4.500%	62,241,191	66,236,425
04/01/18 - 12/01/41	5.000%	13,243,916	14,309,177
12/01/15 - 07/01/40	5.500%	15,533,518	17,138,227
03/01/23 - 11/01/43	6.000%	27,274,009	30,238,685
08/01/30 - 02/01/39	6.500%	11,551,929	12,897,557
CMO Series 2013-13 Class PH 04/25/42	2.500%	13,014,510	12,685,724
CMO Series 2013-34 Class PC 08/25/42	2.500%	1,873,913	1,802,647
Federal National Mortgage Association(b)(c) CMO Series 2003-W8 Class 3F1 05/25/42	0.565%	4,723,287	4,670,646
CMO Series 2010-54 Class TF 04/25/37	0.715%	10,023,724	10,155,076
CMO Series 2011-59 Class FA 07/25/41	0.765%	6,164,696	6,189,910
CMO Series 2013-96 Class FW 09/25/43	0.565%	5,009,194	5,007,862
CMO Series 2013-96 Class FY 07/25/42	0.515%	3,321,965	3,318,267
Federal National Mortgage Association(b)(c)(d)(e) CMO IO Series 2004-94 Class HJ 10/25/34	6.535%	708,298	91,347
CMO IO Series 2006-15 Class IS 03/25/36	6.415%	7,185,466	1,317,589
CMO IO Series 2006-8 Class HL 03/25/36	6.535%	3,535,777	584,016
CMO IO Series 2013-58 Class SP 02/25/43	6.085%	6,570,166	1,241,046
CMO IO Series 2013-81 Class NS 10/25/42	6.035%	1,551,449	292,143
CMO IO Series 2013-M12 Class SA 10/25/17	6.505%	1,665,140	229,706
CMO IO Series 2013-M14 Class SA 08/25/18	6.485%	17,978,795	3,789,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)(c)(e) CMO Series 2007-55 Class DS 06/25/37	14.589%	1,153,619	1,304,485
CMO Series 2012-151 Class SB 01/25/43	5.753%	4,028,265	3,055,633
CMO Series 2012-83 Class US 08/25/42	4.118%	1,397,778	1,125,921
CMO Series 2012-9 Class NS 02/25/42	9.570%	1,384,053	1,359,846
CMO Series 2013-115 Class SE 11/25/43	11.561%	2,054,557	1,975,075
Federal National Mortgage Association(b)(d) CMO IO Series 2013-45 Class IK 02/25/43	3.000%	1,077,811	200,791
Federal National Mortgage Association(b)(f) 01/16/29 - 01/14/43	2.500%	17,000,000	16,488,594
01/16/29	3.000%	15,000,000	15,307,617
01/16/29 - 02/13/44	3.500%	40,000,000	40,376,759
01/16/29	4.000%	5,500,000	5,827,852
01/17/28 - 01/13/44	5.000%	22,090,000	23,946,834
01/12/42	6.000%	4,000,000	4,436,562
Government National Mortgage Association(b) 09/15/41 - 09/15/42	3.500%	32,987,150	33,322,751
09/15/39 - 11/15/43	4.000%	24,397,522	25,402,130
08/15/33 - 03/20/42	4.500%	8,600,029	9,198,650
07/15/33 - 11/15/41	5.000%	65,695,233	71,507,264
02/15/38 - 06/15/41	5.500%	17,273,566	18,986,063
04/15/29 - 08/15/40	6.000%	3,440,504	3,830,753
Government National Mortgage Association(b)(c) 09/20/63	1.469%	3,986,948	4,066,177
CMO Series 2011-H08 Class FA 02/20/61	0.769%	18,600,148	18,599,758
CMO Series 2013-H18 Class BA 07/20/63	0.769%	4,063,821	4,063,736
CMO Series 2013-H19 Class DF 05/20/63	0.819%	9,900,399	9,771,040
CMO Series 2013-H23 Class TA 09/20/63	0.889%	4,420,710	4,448,604
Government National Mortgage Association(b)(c)(d)(e) CMO IO Series 2011-78 Class IX 08/16/46	1.202%	53,196,491	3,422,183
CMO IO Series 2013-124 Class SB 10/20/41	5.983%	5,674,756	913,534
CMO IO Series 2013-54 Class PS 07/20/42	6.033%	1,153,673	214,401

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)(c)(g) CMO Series 2012-H20 Class PT 07/20/62	0.990%	6,281,983	6,367,198
Government National Mortgage Association(b)(e)(h) CMO PO Series 2006-26 Class PO 06/20/36	0.000%	135,795	117,381
Government National Mortgage Association(b)(f) 01/21/44	2.500%	4,000,000	3,671,719
01/22/43 - 01/21/44	3.000%	21,000,000	20,289,141
01/20/41	3.500%	54,000,000	54,474,611
01/22/43 - 01/21/44	4.000%	30,400,000	31,607,439
01/21/44	4.500%	58,000,000	61,970,780
01/22/43	5.000%	13,000,000	14,086,211
01/23/42	6.000%	4,000,000	4,445,000
01/20/41	6.500%	4,000,000	4,460,312
NCUA Guaranteed Notes(b)(c) CMO Series 2010-R3 Class 2A 12/08/20	0.729%	15,111,388	15,238,299
CMO Series 2011-R4 Class 1A 03/06/20	0.549%	4,401,785	4,410,554
Total Residential Mortgage-Backed Securities — Agency (Cost: $1,305,820,268)			1,299,818,636

Residential Mortgage-Backed Securities —
Non-Agency 1.9%

Chevy Chase Funding LLC CMO Series 2004-1A Class A1 (AMBAC)(b)(c)(i) 01/25/35	0.445%	73,413	65,251
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR8 Class 7A1(b)(c) 09/25/34	2.548%	1,396,227	1,405,559
Mortgage Equity Conversion Asset Trust CMO Series 2007-FF2 Class A(b)(c)(i) 02/25/42	0.600%	2,184,948	1,638,711
RiverView HECM Trust(b)(c)(i) CMO Series 2007-1 Class A 05/25/47	0.640%	6,709,918	5,166,637
CMO Series 2008-1 Class A1 09/26/41	0.915%	12,710,076	10,116,426
WaMu Mortgage Pass-Through Certificates(b)(c) CMO Series 2003-AR10 Class A7 10/25/33	2.427%	3,069,581	3,119,888
CMO Series 2003-AR9 Class 1A6 09/25/33	2.423%	2,160,494	2,179,978
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $27,758,916)			23,692,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Commercial Mortgage-Backed Securities —
Agency 2.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K501 Class A2(b) 11/25/16	1.655%	1,000,000	1,014,746
Federal National Mortgage Association(b) 03/01/23	2.355%	4,506,694	4,224,399
06/01/23	2.764%	7,252,223	6,928,563
08/01/23	3.600%	757,000	765,477
08/01/25	3.800%	2,118,000	2,126,741
08/01/23	3.510%	3,494,372	3,478,556
12/01/25	3.765%	6,000,000	5,970,130
Federal National Mortgage Association(b)(c) Series 2001-M2 Class Z2 06/25/31	6.300%	834,581	913,889
Total Commercial Mortgage-Backed Securities — Agency (Cost: $25,515,492)			25,422,501

Commercial Mortgage-Backed Securities —
Non-Agency 1.8%

DBUBS Mortgage Trust Series 2011-LC2A Class A1FL(b)(c)(i) 07/12/44	1.519%	4,674,104	4,750,427
FHLMC Multifamily Structured Pass Through Certificates CMO IO Series K712 Class X1(b)(c)(d) 11/25/19	1.394%	11,550,318	742,901
Government National Mortgage Association(b)(c)(d)(e) CMO IO Series 2010-155 Class IO 06/16/39	1.254%	11,088,284	727,624
CMO IO Series 2011-121 Class IO 06/16/43	1.048%	23,378,191	1,061,861
CMO IO Series 2012-55 Class IO 04/16/52	1.225%	4,376,568	259,290
Government National Mortgage Association(b)(d)(e) CMO IO Series 2012-125 Class IK 08/16/52	0.561%	25,000,000	628,200
Greenwich Capital Commercial Funding Corp. Series 2006-FL4A Class A2(b)(c)(i) 11/05/21	0.308%	103,263	102,619
JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(d)(i) CMO IO Series 2011-C3 Class XA 02/15/46	1.271%	62,148,592	2,892,681
JPMorgan Chase Commercial Mortgage Securities Corp.(b)(i) Series 2011-C3 Class A3 02/15/46	4.388%	5,100,000	5,509,444
LB Commercial Mortgage Trust Series 2007-C3 Class A4B(b) 07/15/44	5.517%	300,000	331,003

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS-Barclays Commercial Mortgage Trust CMO IO Series 2013-C6 Class XA(b)(c)(d)(i) 04/10/46	1.364%	10,427,955	890,527
WF-RBS Commercial Mortgage Trust CMO IO Series 2011-C4 Class XZ(b)(c)(d)(i) 06/15/44	0.795%	55,652,300	1,676,303
WaMu Commercial Mortgage Securities Trust Series 2007-SL3 Class A1A(b)(c)(i) 03/23/45	5.787%	1,528,816	1,563,200
Wells Fargo Commercial Mortgage Trust CMO IO Series 2012-LC5 Class XA(b)(c)(d)(i) 10/15/45	2.136%	9,049,709	1,046,301
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $21,740,659)			22,182,381

Asset-Backed Securities — Non-Agency 1.3%

SLM Student Loan Trust Series 2008-9 Class A(c) 04/25/23	1.738%	15,958,567	16,442,623
Total Asset-Backed Securities — Non-Agency (Cost: $16,580,260)			16,442,623

U.S. Treasury Obligations 6.4%

U.S. Treasury 06/15/14	0.750%	400,000	401,156
08/31/18	1.500%	5,452,000	5,424,315
12/31/18	1.500%	12,000,000	11,865,000
04/30/20	1.125%	23,400,000	21,869,851
10/31/20	1.750%	8,300,000	7,962,812
11/30/20	2.000%	27,901,000	27,159,894
11/15/23	2.750%	5,200,000	5,087,062
Total U.S. Treasury Obligations (Cost: $81,754,793)			79,770,090

U.S. Government & Agency Obligations 8.1%

Federal Home Loan Bank Discount Notes 01/03/14	0.040%	12,900,000	12,899,958
01/15/14	0.040%	22,800,000	22,799,642
01/21/14	0.060%	18,700,000	18,699,346
01/22/14	0.030%	34,500,000	34,499,404
01/29/14	0.040%	12,400,000	12,399,623
Total U.S. Government & Agency Obligations (Cost: $101,296,635)			101,297,973

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Treasury Bills 1.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills(j) 01/23/14	0.030%	994,000	993,982
U.S. Treasury Bills 01/16/14	0.010%	15,200,000	15,199,935
11/13/14	0.100%	340,000	339,702
Total Treasury Bills (Cost: $16,533,557)			16,533,619

Repurchase Agreements 4.2%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Hong Kong Shanghai Bank dated 12/31/13, matures 01/02/14, repurchase price $52,900,059 (collateralized by: U.S. Treasury Note totals market value $53,984,080)	0.020%	52,900,000	52,900,000
Total Repurchase Agreements (Cost: $52,900,000)			52,900,000
Total Investments (Cost: $1,649,900,580)			1,638,060,273
Other Assets & Liabilities, Net			(386,855,283)
Net Assets			1,251,204,990

Notes to Portfolio of Investments

(a)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2013:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 01/13/44 4.000%	12,000,000	01/13/14	12,435,000	12,352,500
02/12/43 4.000%	52,000,000	02/13/14	53,521,250	53,365,000
01/13/44 4.500%	40,000,000	01/13/14	42,611,406	42,382,812
Government National Mortgage Association 01/21/44 5.000%	25,000,000	01/21/14	27,132,813	27,096,680

(b)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)  Variable rate security.

(d)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(e)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $33,344,310, representing 2.66% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Federal Home Loan Mortgage Corp. CMO IO Series 2980 Class SL 6.533% 11/15/34	06/17/10	43,818
Federal Home Loan Mortgage Corp. CMO IO Series 3122 Class DS 6.533% 03/15/36	08/14/13	1,593,546
Federal Home Loan Mortgage Corp. CMO Series 4083 Class US 4.042% 06/15/42	12/16/13	1,356,341
Federal Home Loan Mortgage Corp. CMO Series 4102 Class CS 4.041% 09/15/42	12/16/13	1,774,043
Federal Home Loan Mortgage Corp. CMO Series 4262 Class SB 13.072% 05/15/41	12/03/13	3,762,405
Federal Home Loan Mortgage Corp. CMO IO Series 4090 Class EI 2.500% 08/15/22	12/17/13	268,363
Federal Home Loan Mortgage Corp. CMO IO Series 4093 Class IA 4.000% 03/15/42	11/19/13	906,552
Federal National Mortgage Association CMO IO Series 2004-94 Class HJ 6.535% 10/25/34	06/07/13	93,362
Federal National Mortgage Association CMO IO Series 2006-15 Class IS 6.415% 03/25/36	12/16/13	1,285,534
Federal National Mortgage Association CMO IO Series 2006-8 Class HL 6.535% 03/25/36	10/03/11 - 11/19/12	608,395
Federal National Mortgage Association CMO IO Series 2013-58 Class SP 6.085% 02/25/43	10/15/13	1,268,429
Federal National Mortgage Association CMO IO Series 2013-81 Class NS 6.035% 10/25/42	12/13/13	283,583
Federal National Mortgage Association CMO IO Series 2013-M12 Class SA 6.505% 10/25/17	09/16/13	206,167
Federal National Mortgage Association CMO IO Series 2013-M14 Class SA 6.485% 08/25/18	11/12/13	3,776,375
Federal National Mortgage Association CMO IO Series 2007-55 Class DS 14.589% 06/25/37	12/16/13	1,355,453
Federal National Mortgage Association CMO Series 2012-151 Class SB 5.753% 01/25/43	04/30/13 - 05/02/13	4,008,123

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Federal National Mortgage Association CMO Series 2012-83 Class US 4.118% 08/25/42	12/16/13	1,169,009
Federal National Mortgage Association CMO Series 2012-9 Class NS 9.570% 02/25/42	08/14/13	1,349,452
Federal National Mortgage Association CMO Series 2013-115 Class SE 11.561% 11/25/43	12/02/13	2,034,011
Government National Mortgage Association CMO IO Series 2011-78 Class IX 1.202% 08/16/46	05/23/11	3,829,627
Government National Mortgage Association CMO IO Series 2013-124 Class SB 5.983% 10/20/41	10/11/13	959,882
Government National Mortgage Association CMO IO Series 2013-54 Class PS 6.033% 07/20/42	10/17/13	223,833
Government National Mortgage Association CMO PO Series 2006-26 Class PO 0.000% 06/20/36	05/22/13	122,979
Government National Mortgage Association CMO IO Series 2010-155 Class IO 1.254% 06/16/39	08/27/13	647,364
Government National Mortgage Association CMO IO Series 2011-121 Class IO 1.048% 06/16/43	06/14/13	1,121,471
Government National Mortgage Association CMO IO Series 2012-55 Class IO 1.225% 04/16/52	08/27/13	257,391
Government National Mortgage Association CMO IO Series 2012-125 Class IK 0.561% 08/16/52	05/13/13	626,885

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $6,367,198, which represents 0.51% of net assets.

(h)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $35,418,527 or 2.83% of net assets.

(j)  Securities, or a portion thereof, pledged as collateral for certain when-issued or delayed delivery transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2013.

Abbreviation Legend

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

FHLMC  Federal Home Loan Mortgage Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	1,293,221,732	6,596,904	1,299,818,636
Residential Mortgage-Backed Securities — Non-Agency	—	6,770,676	16,921,774	23,692,450
Commercial Mortgage-Backed Securities — Agency	—	25,422,501	—	25,422,501
Commercial Mortgage-Backed Securities — Non-Agency	—	22,182,381	—	22,182,381
Asset-Backed Securities — Non-Agency	—	16,442,623	—	16,442,623
U.S. Treasury Obligations	79,770,090	—	—	79,770,090
Total Bonds	79,770,090	1,364,039,913	23,518,678	1,467,328,681
Short-Term Securities
U.S. Government & Agency Obligations	—	101,297,973	—	101,297,973
Treasury Bills	16,533,619	—	—	16,533,619
Repurchase Agreements	—	52,900,000	—	52,900,000
Total Short-Term Securities	16,533,619	154,197,973	—	170,731,592
Investments in Securities	96,303,709	1,518,237,886	23,518,678	1,638,060,273
Forward Sale Commitments Liability	—	(135,196,992)	—	(135,196,992)
Total	96,303,709	1,383,040,894	23,518,678	1,502,863,281

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2012	20,031,552	18,666,329	38,697,881
Accrued discounts/premiums	(31,260)	—	(31,260)
Realized gain (loss)	—	32,279	32,279
Change in unrealized appreciation (depreciation)(a)	60,487	(634,356)	(573,869)
Sales	(342,915)	(1,142,478)	(1,485,393)
Purchases	234,041	—	234,041
Transfers into Level 3	6,676,551	—	6,676,551
Transfers out of Level 3	(20,031,552)	—	(20,031,552)
Balance as of December 31, 2013	6,596,904	16,921,774	23,518,678

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $(573,869), which is comprised of Residential Mortgage-Backed Securities — Agency of $60,487 and Residential Mortgage-Backed Securities — Non-Agency of $(634,356).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 92.5%

Issuer	Shares	Value ($)
Australia 6.8%
Ansell Ltd.	160,395	2,960,290
Australia and New Zealand Banking Group Ltd.	612,595	17,684,532
Commonwealth Bank of Australia	104,179	7,258,894
CSL Ltd.	175,790	10,836,906
Macquarie Group Ltd.	107,291	5,266,134
Mirvac Group	1,021,107	1,535,453
Ramsay Health Care Ltd.	36,812	1,424,676
Rio Tinto Ltd.	210,136	12,861,839
Seek Ltd.	164,653	1,979,531
Suncorp Group Ltd.	491,325	5,767,104
Sydney Airport	675,966	2,297,365
Tatts Group Ltd.	491,493	1,362,637
Telstra Corp., Ltd.	443,872	2,083,361
Wesfarmers Ltd.	208,597	8,213,080
Westfield Group	584,217	5,273,916
Westpac Banking Corp.	196,822	5,705,611
Woodside Petroleum Ltd.	155,089	5,401,521
Total		97,912,850
Austria 0.5%
Andritz AG	37,000	2,318,756
Erste Group Bank AG	142,700	4,974,580
Total		7,293,336
Belgium 2.8%
Ageas	61,500	2,622,578
Anheuser-Busch InBev NV	183,062	19,466,122
KBC Groep NV	234,945	13,357,915
UCB SA	55,200	4,112,494
Total		39,559,109
Denmark 1.6%
AP Moller — Maersk A/S, Class B	285	3,084,257
Novo Nordisk A/S, Class B	72,692	13,324,576
TDC A/S	593,950	5,761,241
Total		22,170,074
Finland 0.6%
Nokia OYJ(a)	368,000	2,973,440
Sampo, Class A	99,900	4,910,347
Total		7,883,787

Common Stocks (continued)

Issuer	Shares	Value ($)
France 10.7%
Air Liquide SA	28,000	3,962,944
Airbus Group NV	81,300	6,241,417
Arkema SA	44,100	5,149,033
AtoS	32,451	2,940,180
AXA SA	345,000	9,607,427
BNP Paribas SA	122,638	9,566,656
Carrefour SA	169,219	6,716,864
GDF Suez	249,100	5,858,688
Kering	25,100	5,305,650
L'Oreal SA	24,515	4,305,151
Lafarge SA	41,100	3,084,962
Legrand SA	88,700	4,888,477
LVMH Moet Hennessy Louis Vuitton SA	19,222	3,511,745
Publicis Groupe SA	33,200	3,041,959
Safran SA	100,200	6,966,750
Sanofi	180,241	19,248,817
Schneider Electric SA	46,346	4,043,295
Societe Generale SA	98,599	5,733,579
Sodexo	33,200	3,366,743
Technip SA	38,100	3,667,531
Total SA	382,777	23,494,638
Unibail-Rodamco SE	18,200	4,663,919
VINCI SA	66,900	4,397,421
Vivendi SA	145,284	3,832,214
Total		153,596,060
Germany 6.3%
Adidas AG	41,000	5,228,232
Bayer AG, Registered Shares	148,414	20,838,899
Continental AG	26,100	5,733,893
Deutsche Telekom AG, Registered Shares	260,300	4,485,018
Fresenius SE & Co. KGaA	28,200	4,336,441
GEA Group AG	103,332	4,927,435
HeidelbergCement AG	64,956	4,932,448
Henkel AG & Co. KGaA	34,921	3,640,829
Lanxess AG	58,010	3,876,188
OSRAM Licht AG(a)	87,257	4,921,615
RTL Group SA	36,000	4,659,602
SAP AG	108,193	9,382,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Siemens AG, Registered Shares	74,149	10,167,207
Sky Deutschland AG(a)	331,900	3,668,503
Total		90,798,982
Hong Kong 3.0%
AIA Group Ltd.	1,674,400	8,428,072
Cathay Pacific Airways Ltd.	851,000	1,803,153
Cheung Kong Infrastructure Holdings Ltd.	177,000	1,118,845
Hongkong Land Holdings Ltd.	378,000	2,233,450
Hysan Development Co., Ltd.	402,000	1,735,332
Lifestyle International Holdings Ltd.	930,000	1,722,244
MGM China Holdings Ltd.	406,800	1,741,051
Orient Overseas International Ltd.	284,000	1,429,336
Sands China Ltd.	1,192,000	9,768,839
Sun Hung Kai Properties Ltd.	539,000	6,850,347
Swire Pacific Ltd., Class A	144,000	1,691,951
Wing Hang Bank Ltd.	249,531	3,769,548
Wynn Macau Ltd.	196,000	890,946
Yue Yuen Industrial Holdings Ltd.	91,500	305,951
Total		43,489,065
Ireland 0.8%
Bank of Ireland(a)	9,038,800	3,150,262
CRH PLC	71,700	1,817,014
James Hardie Industries PLC	491,303	5,701,949
Total		10,669,225
Israel 0.2%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,973,000	3,344,212
Italy 0.5%
Enel SpA	611,679	2,668,998
Finmeccanica SpA(a)	513,700	3,899,257
Pirelli & C SpA	60,300	1,043,197
Total		7,611,452
Japan 19.7%
Aeon Mall Co., Ltd.	84,460	2,366,008
Ajinomoto Co., Inc.	173,000	2,504,467
Asahi Kasei Corp.	452,000	3,545,405
Astellas Pharma, Inc.	120,900	7,167,779
Bridgestone Corp.	118,700	4,497,175

Common Stocks (continued)

Issuer	Shares	Value ($)
Chiyoda Corp.	179,000	2,598,456
Daiichi Sankyo Co., Ltd.	67,600	1,236,064
Daikin Industries Ltd.	76,300	4,761,329
Dentsu, Inc.	56,400	2,306,683
Don Quijote Holdings Co., Ltd.	39,300	2,382,369
East Japan Railway Co.	80,400	6,404,488
Fuji Heavy Industries Ltd.	88,300	2,537,650
Fuji Media Holdings, Inc.	111,800	2,289,546
Hitachi Ltd.	807,000	6,118,797
Honda Motor Co., Ltd.	214,500	8,853,944
Iida Group Holdings Co., Ltd.(a)	81,100	1,618,766
Inpex Corp.	232,400	2,980,802
ITOCHU Corp.	320,600	3,963,462
Japan Airlines Co., Ltd.	15,300	754,769
Japan Tobacco, Inc.	258,800	8,421,031
JSR Corp.	108,100	2,095,293
JTEKT Corp.	200,000	3,412,584
JX Holdings, Inc.	372,300	1,917,140
Kakaku.com, Inc.	98,800	1,735,562
Kawasaki Heavy Industries Ltd.	713,000	2,994,442
KDDI Corp.	162,100	9,987,835
Keyence Corp.	9,100	3,896,487
Konica Minolta, Inc.	210,500	2,103,588
Mazda Motor Corp.(a)	687,000	3,560,079
Miraca Holdings, Inc.	38,200	1,802,135
Mitsubishi Electric Corp.	678,000	8,525,484
Mitsubishi Gas Chemical Co., Inc.	212,000	1,562,810
Mitsubishi Heavy Industries Ltd.	238,000	1,474,070
Mitsubishi UFJ Financial Group, Inc.	1,421,900	9,440,558
Mitsubishi UFJ Lease & Finance Co., Ltd.	451,300	2,774,521
Mitsui Fudosan Co., Ltd.	194,000	6,997,711
MS&AD Insurance Group Holdings, Inc.	126,600	3,402,878
Murata Manufacturing Co., Ltd.	55,900	4,971,373
Nidec Corp.	33,200	3,270,686
Nippon Steel & Sumitomo Metal Corp.	1,316,000	4,413,609
Nomura Holdings, Inc.	733,600	5,669,124
Nomura Research Institute Ltd.	73,500	2,322,810
NSK Ltd.	71,000	884,826
Olympus Corp.(a)	49,900	1,582,665
Omron Corp.	128,800	5,692,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
ORIX Corp.	420,000	7,380,185
Rakuten, Inc.	367,700	5,487,346
Rohto Pharmaceutical Co., Ltd.	133,000	2,029,443
Santen Pharmaceutical Co., Ltd.	25,300	1,178,784
Sega Sammy Holdings, Inc.	164,200	4,184,667
Seven & I Holdings Co., Ltd.	186,100	7,409,837
Seven Bank Ltd.	259,200	1,013,748
Shin-Etsu Chemical Co., Ltd.	67,500	3,948,027
Shinsei Bank Ltd.	512,000	1,253,327
Shionogi & Co., Ltd.	48,900	1,061,603
SoftBank Corp.	122,500	10,749,469
Sumitomo Electric Industries Ltd.	339,500	5,675,098
Sumitomo Heavy Industries Ltd.	393,000	1,810,890
Sumitomo Mitsui Financial Group, Inc.	242,600	12,616,021
Sumitomo Mitsui Trust Holdings, Inc.	935,000	4,947,286
Sumitomo Rubber Industries Ltd.	79,100	1,125,966
TDK Corp.	72,200	3,463,721
Tohoku Electric Power Co., Inc.(a)	139,300	1,569,240
Tokio Marine Holdings, Inc.	114,900	3,845,667
Tokyo Tatemono Co., Ltd.	321,000	3,569,510
Toyota Motor Corp.	354,900	21,640,059
West Japan Railway Co.	36,700	1,590,154
Total		281,349,403
Mexico 0.1%
Fresnillo PLC	89,400	1,111,594
Netherlands 3.3%
Aegon NV	797,338	7,555,994
ING Groep NV-CVA(a)	434,700	6,072,120
Koninklijke DSM NV	67,500	5,312,142
Koninklijke KPN NV(a)	1,039,519	3,358,781
Koninklijke Philips NV	299,515	11,028,497
Reed Elsevier NV	183,444	3,898,875
Unilever NV-CVA	261,300	10,505,642
Total		47,732,051
Norway 1.0%
DNB ASA	356,000	6,389,545
Subsea 7 SA	106,100	2,034,032
Telenor ASA	242,900	5,803,755
Total		14,227,332

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 1.1%
Global Logistic Properties Ltd.	1,014,000	2,326,052
Noble Group Ltd.	2,119,000	1,804,622
Singapore Telecommunications Ltd.	1,107,000	3,219,284
United Overseas Bank Ltd.	474,493	8,012,788
Total		15,362,746
Spain 2.6%
Amadeus IT Holding SA, Class A	188,800	8,087,302
CaixaBank SA	941,698	4,905,110
Grifols SA, ADR	129,997	4,695,492
Iberdrola SA	988,300	6,307,094
Inditex SA	35,072	5,790,777
International Consolidated Airlines Group SA(a)	550,200	3,665,022
Telefonica SA	234,142	3,828,400
Total		37,279,197
Supra-National —%
Hkt Trust And Hkt Ltd.	333,000	329,491
Sweden 3.2%
Assa Abloy AB, Class B	126,900	6,718,607
Hennes & Mauritz AB, Class B	232,597	10,712,598
Millicom International Cellular SA, SDR	12,900	1,285,431
Nordea Bank AB	670,800	9,044,261
Scania AB, Class B	172,600	3,382,849
Svenska Cellulosa AB, Class B	196,100	6,041,422
Svenska Handelsbanken AB, Class A	93,100	4,577,431
Swedbank AB, Class A	164,200	4,625,401
Total		46,388,000
Switzerland 7.4%
Cie Financiere Richemont SA, Class A, Registered Shares	68,402	6,833,187
Credit Suisse Group AG, Registered Shares	351,312	10,842,675
Nestlé SA, Registered Shares	284,869	20,878,066
Roche Holding AG, Genusschein Shares	88,573	24,811,625
Schindler Holding AG	12,716	1,871,971
SGS SA, Registered Shares	1,300	2,992,928
Swiss Re AG	71,400	6,582,256
Syngenta AG, Registered Shares	21,208	8,455,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Transocean Ltd.	68,545	3,354,567
UBS AG, Registered Shares	980,825	18,780,203
Total		105,403,047
United Kingdom 20.3%
AMEC PLC	133,616	2,412,409
Babcock International Group PLC	128,100	2,878,412
BAE Systems PLC	450,100	3,247,379
Barclays PLC	2,646,011	11,964,951
BG Group PLC	910,358	19,589,413
BP PLC	329,508	2,670,371
British American Tobacco PLC	219,156	11,763,004
British Land Co. PLC	225,961	2,355,754
BT Group PLC	1,556,200	9,813,304
Bunzl PLC	73,200	1,759,075
Capita Group PLC (The)	136,900	2,356,490
Diageo PLC	122,649	4,064,413
Drax Group PLC	187,500	2,487,836
Experian PLC	225,100	4,158,128
GlaxoSmithKline PLC	152,014	4,061,432
Hikma Pharmaceuticals PLC	132,953	2,648,311
HSBC Holdings PLC	920,267	10,099,152
Imperial Tobacco Group PLC	209,942	8,139,055
Intercontinental Hotels Group PLC	83,600	2,788,593
ITV PLC	2,131,200	6,858,510
John Wood Group PLC	202,900	2,313,068
Johnson Matthey PLC	64,246	3,495,811
Kingfisher PLC	544,300	3,474,834
Legal & General Group PLC	1,005,610	3,717,197
Lloyds Banking Group PLC(a)	6,119,800	8,030,328
Meggitt PLC	255,800	2,239,641
Mondi PLC	106,100	1,841,738
Prudential PLC	488,185	10,908,012
Randgold Resources Ltd.	33,900	2,131,722
Reckitt Benckiser Group PLC	159,400	12,662,079
Reed Elsevier PLC	287,500	4,287,666
Resolution Ltd.	484,600	2,844,491
Rexam PLC	248,000	2,181,953

Common Stocks (continued)

Issuer	Shares	Value ($)
Rio Tinto PLC	323,700	18,292,178
Rolls-Royce Holdings PLC	292,000	6,176,204
Royal Dutch Shell PLC, Class A	443,603	15,897,967
Royal Dutch Shell PLC, Class B	65,900	2,485,760
SABMiller PLC	126,000	6,485,860
Shire PLC	217,700	10,259,593
Standard Chartered PLC	479,128	10,822,042
Taylor Wimpey PLC	2,308,500	4,275,337
Unilever PLC	129,200	5,316,038
Vodafone Group PLC	5,943,265	23,399,782
Whitbread PLC	45,529	2,833,469
William Hill PLC	257,667	1,717,695
Wolseley PLC	63,375	3,603,071
WPP PLC	135,459	3,102,546
Total		290,912,074
Total Common Stocks (Cost: $1,072,617,484)		1,324,423,087

Preferred Stocks 1.1%

Germany 1.1%
Volkswagen AG	56,967	16,031,579
United Kingdom —%
Rolls-Royce Holdings PLC(a)(b)(c)	23,942,400	39,648
Total Preferred Stocks (Cost: $10,567,175)		16,071,227

Money Market Funds 6.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(d)(e)	86,921,968	86,921,968
Total Money Market Funds (Cost: $86,921,968)		86,921,968
Total Investments (Cost: $1,170,106,627)		1,427,416,282
Other Assets & Liabilities, Net		3,851,893
Net Assets		1,431,268,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $3,412,110 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EMINI MSCI EAFE INDEX	673	USD	64,533,970	March 2014	2,791,200	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $39,648, which represents less than 0.01% of net assets.

(c)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $39,648, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Rolls-Royce Holdings PLC	07/06/11 - 06/11/12	21,613

(d)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	25,577,211	298,978,611	(237,633,854)	86,921,968	52,269	86,921,968

Abbreviation Legend

ADR  American Depositary Receipt

SDR  Swedish Depositary Receipt

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	168,409,527	—	168,409,527
Consumer Staples	—	146,532,960	—	146,532,960
Energy	—	88,219,220	—	88,219,220
Financials	—	347,519,916	—	347,519,916
Health Care	4,695,492	134,922,532	—	139,618,024
Industrials	—	169,368,906	—	169,368,906
Information Technology	—	53,688,028	—	53,688,028
Materials	—	99,774,226	—	99,774,226
Telecommunication Services	—	91,281,579	—	91,281,579
Utilities	—	20,010,701	—	20,010,701
Preferred Stocks
Consumer Discretionary	—	16,031,579	—	16,031,579
Industrials	—	39,648	—	39,648
Total Equity Securities	4,695,492	1,335,798,822	—	1,340,494,314
Mutual Funds
Money Market Funds	86,921,968	—	—	86,921,968
Total Mutual Funds	86,921,968	—	—	86,921,968
Investments in Securities	91,617,460	1,335,798,822	—	1,427,416,282
Derivatives
Assets
Futures Contracts	2,791,200	—	—	2,791,200
Total	94,408,660	1,335,798,822	—	1,430,207,482

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 35.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-11 Class A8(a) 01/25/28	6.500%	2,226,891	2,550,568
Federal Home Loan Mortgage Corp.(a) 07/01/41	5.500%	2,226,921	2,599,783
11/01/37 – 12/01/38	6.500%	2,161,264	2,383,246
CMO Series 2638 Class MJ 07/15/33	5.000%	8,075,000	8,782,104
CMO Series 2744 Class JH 02/15/34	5.000%	3,099,000	3,343,322
CMO Series 2762 Class LY 03/15/34	5.000%	3,235,872	3,526,091
CMO Series 3537 Class DL 05/15/39	6.000%	5,925,079	6,551,342
CMO Series 3613 Class HJ 12/15/39	5.500%	21,881,386	24,227,858
CMO Series 3704 Class CT 12/15/36	7.000%	3,212,992	3,832,971
CMO Series 3980 Class EP 01/15/42	5.000%	4,626,513	5,036,524
Structured Pass-Through Securities CMO Series T-55 Class 1A2 03/25/43	7.000%	1,982	2,221
CMO Series T-57 Class 1A3 07/25/43	7.500%	1,061,321	1,259,738
CMO Series T-59 Class 1A3 10/25/43	7.500%	205,475	240,968
CMO Series T-60 Class 1A2 03/25/44	7.000%	215,264	254,770
CMO Series T-60 Class 1A3 03/25/44	7.500%	84,171	99,637
Federal Home Loan Mortgage Corp.(a)(b) 10/01/43	3.105%	2,280,199	2,362,451
08/01/41	3.148%	13,290,508	13,811,653
08/01/41	3.562%	5,461,260	5,794,852
07/01/38	5.870%	7,239,572	7,798,044
10/01/38	5.950%	1,152,606	1,233,756
06/01/37	6.052%	2,087,866	2,241,697
Structured Pass-Through Securities CMO Series T-41 Class 3A 07/25/32	6.611%	2,403,320	2,713,024
CMO Series T-51 Class 2A 08/25/42	7.500%	2,231,073	2,651,048
Federal Home Loan Mortgage Corp.(a)(c) 09/01/24 – 08/01/26	4.500%	12,115,492	13,061,184
Federal National Mortgage Association(a) 12/01/28	4.000%	7,865,607	8,399,915
02/01/23 – 07/25/40	5.000%	35,564,612	38,903,770
11/01/33 – 12/01/41	5.500%	129,279,418	145,237,702

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/35 – 07/01/36	6.000%	23,618,953	26,302,605
08/01/37 – 10/01/39	6.500%	50,300,090	57,615,598
04/01/35	7.000%	2,976,311	3,372,962
07/01/32	7.500%	401,849	457,583
CMO Series 2000-T6 Class A1 06/25/30	7.500%	788,964	917,044
CMO Series 2001-T1 Class A1 10/25/40	7.500%	6,314,502	7,360,259
CMO Series 2001-T3 Class A1 11/25/40	7.500%	876,875	1,022,615
CMO Series 2001-T4 Class A1 07/25/41	7.500%	128,142	151,719
CMO Series 2001-T8 Class A1 07/25/41	7.500%	3,195,040	3,728,717
CMO Series 2002-14 Class A1 01/25/42	7.000%	936,950	1,057,046
CMO Series 2002-14 Class A2 01/25/42	7.500%	1,956,507	2,278,863
CMO Series 2002-26 Class A1 01/25/48	7.000%	1,229,528	1,417,399
CMO Series 2002-26 Class A2 01/25/48	7.500%	3,732,178	4,451,006
CMO Series 2002-33 Class A2 06/25/32	7.500%	196,364	231,604
CMO Series 2002-80 Class A1 11/15/42	6.500%	1,672,324	1,929,104
CMO Series 2002-90 Class A1 06/25/42	6.500%	35,788	41,148
CMO Series 2002-T12 Class A3 05/25/42	7.500%	6,415,879	7,611,163
CMO Series 2002-T16 Class A2 07/25/42	7.000%	988,267	1,151,401
CMO Series 2002-W8 Class A3 06/25/42	7.500%	154,909	182,066
CMO Series 2003-25 Class KP 04/25/33	5.000%	4,958,706	5,409,948
CMO Series 2003-W2 Class 1A1 07/25/42	6.500%	23,845	26,890
CMO Series 2004-W11 Class 1A2 05/25/44	6.500%	3,525,315	4,030,277
CMO Series 2004-W14 Class 2A 07/25/44	7.500%	203,648	225,253
CMO Series 2004-W2 Class 5A 03/25/44	7.500%	359,623	420,706
CMO Series 2004-W9 Class 1A3 02/25/44	6.050%	6,475,564	7,278,691
CMO Series 2004-W9 Class 2A3 02/25/44	7.500%	1,067,890	1,220,644
CMO Series 2005-W1 Class 1A4 10/25/44	7.500%	3,241,769	3,848,729
CMO Series 2005-W3 Class 1A 03/25/45	7.500%	1,703,618	2,011,233
CMO Series 2005-W4 Class 1A3 08/25/35	7.000%	2,698,626	3,109,223

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-4 Class MD 03/25/35	6.000%	2,257,000	2,408,454
CMO Series 2009-14 Class A 06/25/35	7.000%	4,426,100	5,159,797
CMO Series 2010-71 Class HJ 07/25/40	5.500%	5,426,144	5,960,489
CMO Series 2011-15 Class AT 03/25/41	4.000%	26,384,857	27,680,722
CMO Series 2011-53 Class TN 06/25/41	4.000%	51,007,664	54,036,142
CMO Series 2011-58 Class AT 07/25/41	4.000%	21,680,476	22,967,949
CMO Series 2012-28 Class PT 03/25/42	4.000%	8,294,402	8,552,789
CMO Series 2013-121 Class LB 12/25/43	3.000%	103,693,553	105,956,406
CMO Series 2044-W8 Class 3A 06/25/44	7.500%	1,695,707	1,972,636
Federal National Mortgage Association(a)(b) 04/01/42	2.701%	5,259,684	5,504,465
11/01/43	2.822%	10,177,686	10,492,694
04/01/42	2.895%	7,476,558	7,722,561
10/01/41	3.042%	1,808,733	1,908,235
10/01/41	3.210%	15,382,294	16,226,090
06/01/41	3.254%	4,373,580	4,558,739
07/01/41	3.317%	11,382,914	12,024,564
09/01/41	3.344%	13,671,879	14,467,344
07/01/41	3.529%	2,058,591	2,180,035
09/01/41	3.638%	11,359,725	11,949,475
08/01/41	3.712%	5,981,030	6,306,472
CMO Series 1999-T2 Class A1 01/19/39	7.500%	355,931	398,155
CMO Series 2001-W3 Class A 09/25/41	7.000%	166,819	190,577
CMO Series 2002-W1 Class 2A 02/25/42	6.680%	674,155	783,758
CMO Series 2002-W6 Class 2A1 06/25/42	6.502%	1,171,304	1,358,976
CMO Series 2003-W1 Class 2A 12/25/42	6.716%	382,547	441,245
CMO Series 2003-W4 Class 4A 10/25/42	7.085%	947,150	1,087,255
CMO Series 2010-111 Class WA 10/25/40	6.049%	2,018,986	2,319,195
Federal National Mortgage Association(a)(c) 08/01/24 - 02/01/26	4.500%	9,569,787	10,404,854
05/01/23	5.000%	2,627,186	2,833,856
Government National Mortgage Association(a) 03/15/33	5.500%	2,738,954	3,106,876
09/15/35	6.000%	19,665,072	22,631,942
08/15/36	6.500%	1,803,268	2,090,954
CMO Series 2002-47 Class PY 07/20/32	6.000%	4,194,969	4,737,781

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-42 Class CT 08/16/35	6.000%	7,933,848	9,199,630
CMO Series 2011-52 Class NK 04/16/41	3.500%	5,804,133	6,036,629
CMO Series 2013-115 Class MA 06/16/42	3.500%	16,023,678	16,525,171
CMO Series 2013-129 Class AB 10/20/39	4.000%	4,049,765	4,221,382
CMO Series 2013-136 Class PA 08/20/43	3.500%	5,573,347	5,794,937
Total Residential Mortgage-Backed Securities — Agency (Cost: $880,834,005)			879,960,966

Commercial Mortgage-Backed Securities —
Agency 0.2%

Federal National Mortgage Association Series 2011-M2 Class A1(a) 07/25/21	2.019%	4,944,039	5,057,673
Total Commercial Mortgage-Backed Securities — Agency (Cost: $4,963,064)			5,057,673

Commercial Mortgage-Backed Securities —
Non-Agency 6.1%

CFCRE Commercial Mortgage Trust(a) Series 2011-C2 Class A1 12/15/47	1.558%	2,781,317	2,795,207
CFCRE Commercial Mortgage Trust(a)(d) Series 2011-C1 Class A1 04/15/44	1.871%	4,785,199	4,837,745
Commercial Mortgage Pass Through Certificates Series 2013-CR8 Class A1(a) 06/10/46	1.024%	12,230,631	12,171,141
Commercial Mortgage Trust(a) Series 2013-CR10 Class A1 08/10/46	1.278%	9,582,873	9,590,183
Series 2013-CR11 Class A1 10/10/46	1.468%	7,411,618	7,408,723
Series 2013-CR12 Class A1 10/10/46	1.295%	7,337,444	7,330,668
Series 2013-CR6 Class A1 03/10/46	0.719%	9,308,358	9,221,911
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1 Class A4(a)(b) 02/15/38	5.014%	4,097,492	4,214,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust(a) Series 2011-LC3A Class A1 08/10/44	2.238%	2,682,212	2,709,923
DBUBS Mortgage Trust(a)(d) Series 2011-LC2A Class A1 07/10/44	3.527%	7,405,338	7,772,448
DDR Corp. Series 2009-DDR1 Class A(a)(d) 10/14/22	3.807%	10,976,601	11,163,774
GS Mortgage Securities Corp. II(a) Series 2013-GC16 Class A1 11/10/46	1.264%	8,371,850	8,347,275
GS Mortgage Securities Corp. II(a)(d) Series 2010-C2 Class A1 12/10/43	3.849%	9,554,892	10,071,422
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A41(a)(b) 04/10/37	5.243%	4,503,610	4,504,407
JPMBB Commercial Mortgage Securities Trust Series 2013-C12 Class A1(a) 07/15/45	1.085%	11,753,075	11,713,053
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR Class A1(a)(d) 08/05/32	3.300%	2,314,607	2,415,668
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3 Class A1(a)(d) 02/15/46	1.875%	1,568,749	1,575,256
LB-UBS Commercial Mortgage Trust(a)(b) Series 2004-C6 Class A6 08/15/29	5.020%	3,071,863	3,110,787
Series 2005-C7 Class A3 11/15/30	5.455%	2,448,748	2,535,147
Morgan Stanley Capital I Trust Series 2011-C2 Class A1(a)(d) 06/15/44	1.480%	2,643,010	2,651,093
Motel 6 Trust Series 2012-MTL6 Class A2(a)(d) 10/05/25	1.948%	24,948,000	24,651,259
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $152,432,886)			150,791,811

Asset-Backed Securities — Non-Agency 10.1%

Ally Auto Receivables Trust Series 2013-2 Class A4 11/15/18	1.240%	6,182,000	6,156,970
Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust Series 2010-4 Class A(b) 08/15/17	1.237%	4,000,000	4,034,238
AmeriCredit Automobile Receivables Trust Series 2013-3 Class A2 10/11/16	0.680%	10,669,000	10,670,616
American Express Credit Account Master Trust Series 2013-2 Class A(b) 05/17/21	0.587%	6,470,000	6,472,488
American Express Issuance Trust II Series 2013-1 Class A(b) 02/15/19	0.447%	12,101,000	12,046,158
California Republic Auto Receivables Trust Series 2013-2 Class A2 03/15/19	1.230%	11,523,000	11,521,057
Capital Auto Receivables Asset Trust Series 2013-1 Class A3 06/20/17	0.790%	8,315,000	8,304,997
Series 2013-3 Class A2 11/21/16	1.040%	13,699,000	13,719,632
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7(b) 09/10/20	0.600%	14,181,000	14,206,044
Discover Card Execution Note Trust Series 2012-A1 Class A1 08/15/17	0.810%	17,041,000	17,100,643
Discover Card Execution Note Trust(b) Series 2013-A1 Class A1 08/17/20	0.467%	6,105,000	6,068,570
Nelnet Student Loan Trust(b) Series 2006-2 Class A4 10/26/26	0.318%	12,702,572	12,676,519
Series 2007-1 Class A1 11/27/18	0.248%	1,423,137	1,420,358
SLC Student Loan Trust(b) Series 2007-2 Class A2 05/15/28	0.641%	2,471,760	2,467,526
Series 2010-1 Class A 11/25/42	1.113%	4,263,349	4,329,943
SLM Private Education Loan Trust(b) Series 2013-1 Class A2 09/25/19	0.415%	15,703,000	15,604,925
SLM Private Education Loan Trust(b)(d) Series 2010-A Class 1A 05/16/44	3.200%	7,731,401	8,028,859
Series 2010-A Class 2A 05/16/44	3.417%	13,882,146	14,712,812
SLM Private Education Loan Trust(d) Series 2013-B Class A2A 06/17/30	1.850%	10,819,000	10,480,778

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b) Series 2002-6 Class A4CP 03/15/19	0.400%	1,529,561	1,529,835
Series 2003-6 Class A4 12/17/18	0.443%	1,428,107	1,426,782
Series 2005-6 Class A5B 07/27/26	1.438%	2,921,067	2,967,849
Series 2010-1 Class A 03/25/25	0.565%	8,717,241	8,689,085
Series 2013-3 Class A2 05/26/20	0.465%	10,957,000	10,898,164
Series 2013-5 Class A2 10/26/20	0.565%	8,389,000	8,378,154
Series 2013-6 Class A2 02/25/21	0.669%	10,789,000	10,789,248
SLM Student Loan Trust(b)(d) Series 2011-B Class A1 12/16/24	1.017%	3,868,062	3,869,051
Series 2011-C Class A1 12/15/23	1.567%	2,212,648	2,225,701
Series 2012-C Class A1 08/15/23	1.267%	6,223,147	6,246,252
Series 2012-E Class A2B 06/15/45	1.917%	5,340,000	5,454,438
Santander Drive Auto Receivables Trust Series 2012-5 Class A2 12/15/15	0.570%	2,717,339	2,717,394
Series 2012-5 Class A3 12/15/16	0.830%	4,475,000	4,478,925
Total Asset-Backed Securities — Non-Agency (Cost: $249,791,447)			249,694,011

U.S. Treasury Obligations 38.3%

U.S. Treasury 02/28/14	0.250%	104,999,000	105,026,724
03/31/14	1.750%	72,682,000	72,974,400

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/31/14	0.125%	33,228,000	33,217,633
07/31/15	0.250%	163,174,000	163,174,000
08/31/15	0.375%	178,008,000	178,286,137
09/30/15	0.250%	93,642,000	93,554,211
10/31/15	0.250%	78,035,000	77,925,283
11/30/15	0.250%	188,371,000	187,995,765
U.S. Treasury(c) 12/31/15	0.250%	28,486,000	28,410,341
Total U.S. Treasury Obligations (Cost: $940,155,207)			940,564,494

U.S. Government & Agency Obligations 8.3%

Federal Home Loan Banks 04/01/14	0.060%	150,000,000	149,974,050
11/20/15	0.500%	35,000,000	35,044,100
Federal Home Loan Mortgage Corp.(b) 02/01/43	2.143%	18,038,838	18,053,789
Total U.S. Government & Agency Obligations (Cost: $203,231,260)			203,071,939

Money Market Funds 3.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(e)(f)	82,552,622	82,552,622
Total Money Market Funds (Cost: $82,552,622)		82,552,622
Total Investments (Cost: $2,513,960,491)		2,511,693,516
Other Assets & Liabilities, Net		(53,340,611)
Net Assets		2,458,352,905

Notes to Portfolio of Investments

(a)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $116,156,556 or 4.72% of net assets.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

Notes to Portfolio of Investments (continued)

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	51,084,122	3,088,997,932	(3,057,529,432)	82,552,622	103,892	82,552,622

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	879,960,966	—	879,960,966
Commercial Mortgage-Backed Securities — Agency	—	5,057,673	—	5,057,673
Commercial Mortgage-Backed Securities — Non-Agency	—	150,791,811	—	150,791,811
Asset-Backed Securities — Non-Agency	—	249,694,011	—	249,694,011
U.S. Treasury Obligations	940,564,494	—	—	940,564,494
U.S. Government & Agency Obligations	—	203,071,939	—	203,071,939
Total Bonds	940,564,494	1,488,576,400	—	2,429,140,894
Mutual Funds
Money Market Funds	82,552,622	—	—	82,552,622
Total Mutual Funds	82,552,622	—	—	82,552,622
Total	1,023,117,116	1,488,576,400	—	2,511,693,516

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2013

	Columbia Variable Portfolio — Limited Duration Credit Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — American Century Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $2,539,781,337, $3,474,342,094, $878,708,038)	$2,544,064,860	$3,452,998,677	$1,098,997,269
Affiliated issuers (identified cost $360,607,872, $143,029,403, $16,498,234)	360,607,872	143,029,403	16,498,234
Total investments (identified cost $2,900,389,209, $3,617,371,497, $895,206,272)	2,904,672,732	3,596,028,080	1,115,495,503
Cash	28	—	—
Foreign currency (identified cost $—, $348,411, $—)	—	353,027	—
Margin deposits	9,145,375	—	—
Receivable for:
Investments sold	2,224,543	1,792,929	6,228,167
Investments sold on a delayed delivery basis	—	—	—
Capital shares sold	928,251	1,028,640	330,482
Dividends	27,498	10,290	923,031
Interest	26,251,620	21,604,435	—
Reclaims	2,570	94,653	154
Variation margin	1,082,404	482,813	—
Expense reimbursement due from Investment Manager	15,402	—	—
Prepaid expenses	8,167	8,398	4,468
Total assets	2,944,358,590	3,621,403,265	1,122,981,805
Liabilities
Disbursements in excess of cash	—	66,263	—
Unrealized depreciation on forward foreign currency exchange contracts	—	3,921,010	—
Payable for:
Investments purchased	1,070,253	1,463,960	8,060,590
Investments purchased on a delayed delivery basis	—	422,545,906	—
Capital shares purchased	3,051,076	5,222,418	2,232,127
Investment management fees	1,174,723	1,237,092	618,099
Distribution and/or service fees	2,111	1,295	645
Transfer agent fees	154,737	169,175	57,425
Administration fees	161,312	173,856	54,429
Compensation of board members	62,871	60,891	41,217
Other expenses	46,510	49,355	34,443
Total liabilities	5,723,593	434,911,221	11,098,975
Net assets applicable to outstanding capital stock	$2,938,634,997	$3,186,492,044	$1,111,882,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Columbia Variable Portfolio — Limited Duration Credit Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — American Century Growth Fund
Represented by
Paid-in capital	$2,834,650,427	$3,157,756,351	$—
Undistributed (excess of distributions over) net investment income	49,101,359	49,017,062	—
Accumulated net realized gain (loss)	34,182,713	1,159,108	—
Unrealized appreciation (depreciation) on:
Investments	4,283,523	(21,343,417)	—
Foreign currency translations	—	25,167	—
Forward foreign currency exchange contracts	—	(3,921,010)	—
Futures contracts	16,416,975	3,798,783	—
Trust capital	$—	$—	$1,111,882,830
Total — representing net assets applicable to outstanding capital stock	$2,938,634,997	$3,186,492,044	$1,111,882,830
Class 1
Net assets	$2,929,153,503	$3,180,618,066	$1,108,798,162
Shares outstanding	280,302,108	300,101,115	66,534,561
Net asset value per share	$10.45	$10.60	$16.66
Class 2
Net assets	$9,481,494	$5,873,978	$3,084,668
Shares outstanding	911,161	556,187	186,799
Net asset value per share	$10.41	$10.56	$16.51

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund	Variable Portfolio — DFA International Value Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $523,678,880, $407,678,873, $1,060,470,630)	$684,105,389	$635,816,581	$1,290,369,848
Affiliated issuers (identified cost $29,476,428, $6,810,059, $3,042,621)	29,476,428	6,810,059	3,042,621
Total investments (identified cost $553,155,308, $414,488,932, $1,063,513,251)	713,581,817	642,626,640	1,293,412,469
Options, at value	234,923	—	—
Cash	1,213	—	—
Foreign currency (identified cost $150,979, $—, $5,363,379)	150,970	—	5,370,000
Receivable for:
Investments sold	2,176,118	3,616,685	1,007,370
Capital shares sold	431,541	330,761	440,432
Dividends	603,624	872,860	815,977
Interest	—	—	—
Reclaims	386,248	1,671	2,042,854
Variation margin	—	—	—
Expense reimbursement due from Investment Manager	52,116	16,144	124,357
Prepaid expenses	3,350	3,666	4,675
Total assets	717,621,920	647,468,427	1,303,218,134
Liabilities
Payable for:
Investments purchased	874,001	36,475	3,755,923
Capital shares purchased	1,817,458	3,569,970	1,251,691
Investment management fees	554,378	489,837	925,719
Distribution and/or service fees	3,007	2,507	1,105
Transfer agent fees	36,811	34,271	66,140
Administration fees	48,207	45,032	83,740
Compensation of board members	20,113	22,848	36,273
Other expenses	130,400	35,066	93,652
Other liabilities	1,434	—	—
Total liabilities	3,485,809	4,236,006	6,214,243
Net assets applicable to outstanding capital stock	$714,136,111	$643,232,421	$1,297,003,891

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund	Variable Portfolio — DFA International Value Fund
Represented by
Paid-in capital	$505,368,258	$—	$1,011,162,975
Undistributed (excess of distributions over) net investment income	2,146,751	—	643,490
Accumulated net realized gain (loss)	45,950,171	—	55,175,516
Unrealized appreciation (depreciation) on:
Investments	160,426,509	—	229,899,218
Foreign currency translations	9,499	—	122,692
Options	234,923	—	—
Trust capital	$—	$643,232,421	$—
Total — representing net assets applicable to outstanding capital stock	$714,136,111	$643,232,421	$1,297,003,891
Class 1
Net assets	$699,692,225	$631,393,859	$1,291,683,140
Shares outstanding	49,618,340	34,526,158	111,829,944
Net asset value per share	$14.10	$18.29	$11.55
Class 2
Net assets	$14,443,886	$11,838,562	$5,320,751
Shares outstanding	1,024,759	653,217	461,512
Net asset value per share	$14.09	$18.12	$11.53

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund	Variable Portfolio — Invesco International Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $733,282,710, $1,275,208,950, $1,354,273,102)	$731,839,274	$1,576,460,413	$1,824,363,995
Affiliated issuers (identified cost $26,956,412, $33,822,531, $102,061,369)	26,956,412	33,822,531	102,061,369
Total investments (identified cost $760,239,122, $1,309,031,481, $1,456,334,471)	758,795,686	1,610,282,944	1,926,425,364
Cash	10,056,240	—	—
Foreign currency (identified cost $—, $—, $2,785,483)	—	—	2,762,977
Receivable for:
Investments sold	3,817,581	—	2,933,917
Capital shares sold	381,736	297,720	420,821
Dividends	1,373	958,114	995,990
Interest	2,221,061	—	—
Reclaims	—	—	4,098,273
Expense reimbursement due from Investment Manager	13,811	—	—
Prepaid expenses	3,760	4,946	6,075
Total assets	775,291,248	1,611,543,724	1,937,643,417
Liabilities
Payable for:
Investments purchased	4,808,344	—	1,034,859
Investments purchased on a delayed delivery basis	17,747,918	—	—
Capital shares purchased	1,548,727	1,095,445	1,751,883
Investment management fees	415,441	865,771	1,364,186
Distribution and/or service fees	6,401	1,068	1,402
Transfer agent fees	39,565	82,491	99,024
Administration fees	45,054	75,318	122,106
Compensation of board members	25,746	40,894	46,125
Other expenses	88,743	31,642	118,402
Total liabilities	24,725,939	2,192,629	4,537,987
Net assets applicable to outstanding capital stock	$750,565,309	$1,609,351,095	$1,933,105,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund	Variable Portfolio — Invesco International Growth Fund
Represented by
Paid-in capital	$713,520,266	$—	$1,326,961,660
Undistributed (excess of distributions over) net investment income	31,841,244	—	(2,958,700)
Accumulated net realized gain (loss)	6,647,235	—	138,862,940
Unrealized appreciation (depreciation) on:
Investments	(1,443,436)	—	470,090,893
Foreign currency translations	—	—	148,637
Trust capital	$—	$1,609,351,095	$—
Total — representing net assets applicable to outstanding capital stock	$750,565,309	$1,609,351,095	$1,933,105,430
Class 1
Net assets	$721,646,307	$1,604,395,771	$1,926,292,886
Shares outstanding	72,393,808	92,563,221	141,363,640
Net asset value per share	$9.97	$17.33	$13.63
Class 2
Net assets	$28,919,002	$4,955,324	$6,812,544
Shares outstanding	2,938,300	288,497	501,080
Net asset value per share	$9.84	$17.18	$13.60

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS Value Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $3,052,760,606, $695,526,559, $1,572,298,886)	$3,053,010,008	$963,614,467	$2,308,854,470
Affiliated issuers (identified cost $52,659,755, $750,493, $42,875,617)	52,659,755	750,493	42,875,617
Total investments (identified cost $3,105,420,361, $696,277,052, $1,615,174,503)	3,105,669,763	964,364,960	2,351,730,087
Cash	327,128	—	—
Foreign currency (identified cost $—, $—, $40,478)	—	—	40,497
Receivable for:
Investments sold	229,408	9,669,284	—
Capital shares sold	1,024,190	416,341	991,241
Dividends	4,987	526,547	3,452,119
Interest	16,767,672	—	—
Reclaims	—	—	1,021,625
Expense reimbursement due from Investment Manager	—	33,231	—
Prepaid expenses	8,242	4,258	6,522
Total assets	3,124,031,390	975,014,621	2,357,242,091
Liabilities
Disbursements in excess of cash	—	—	45,277
Payable for:
Investments purchased	5,053	—	18,747,311
Capital shares purchased	5,222,274	3,726,383	1,886,790
Investment management fees	1,215,159	633,369	1,213,442
Distribution and/or service fees	1,042	1,108	1,614
Transfer agent fees	165,665	50,669	119,309
Administration fees	170,932	48,638	106,002
Compensation of board members	58,059	28,498	45,431
Other expenses	54,722	33,817	43,086
Total liabilities	6,892,906	4,522,482	22,208,262
Net assets applicable to outstanding capital stock	$3,117,138,484	$970,492,139	$2,335,033,829

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS Value Fund
Represented by
Paid-in capital	$3,069,261,961	$—	$—
Undistributed (excess of distributions over) net investment income	44,810,396	—	—
Accumulated net realized gain (loss)	2,816,725	—	—
Unrealized appreciation (depreciation) on:
Investments	249,402	—	—
Trust capital	$—	$970,492,139	$2,335,033,829
Total — representing net assets applicable to outstanding capital stock	$3,117,138,484	$970,492,139	$2,335,033,829
Class 1
Net assets	$3,112,418,030	$965,195,272	$2,327,133,862
Shares outstanding	293,311,952	55,846,734	136,983,220
Net asset value per share	$10.61	$17.28	$16.99
Class 2
Net assets	$4,720,454	$5,296,867	$7,899,967
Shares outstanding	446,669	309,581	469,052
Net asset value per share	$10.57	$17.11	$16.84

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Mondrian International Small Cap Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $317,763,807, $270,179,361, $1,553,623,810)	$420,221,269	$317,782,758	$2,014,593,882
Affiliated issuers (identified cost $7,158,974, $1,109,787, $52,831,717)	7,158,974	1,109,787	52,831,717
Total investments (identified cost $324,922,781, $271,289,148, $1,606,455,527)	427,380,243	318,892,545	2,067,425,599
Cash	—	—	—
Foreign currency (identified cost $1,138,133, $470,029, $—)	1,134,714	471,241	—
Unrealized appreciation on forward foreign currency exchange contracts	675,939	—	—
Receivable for:
Investments sold	75,570	2,100,465	8,139,356
Investments sold on a delayed delivery basis	—	—	—
Capital shares sold	497,151	—	639,315
Dividends	888,975	1,082,295	3,040,142
Reclaims	447,095	152,579	757,388
Expense reimbursement due from Investment Manager	33,302	25,500	—
Prepaid expenses	2,797	2,819	6,268
Total assets	431,135,786	322,727,444	2,080,008,068
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	778	—	—
Payable for:
Investments purchased	—	320,339	11,565,364
Capital shares purchased	1,808,711	806,084	2,053,172
Investment management fees	343,520	241,263	1,104,535
Distribution and/or service fees	2	2,401	1,479
Transfer agent fees	22,171	17,030	106,261
Administration fees	29,561	22,707	95,128
Compensation of board members	15,450	17,017	45,020
Other expenses	48,264	69,736	35,012
Total liabilities	2,268,457	1,496,577	15,005,971
Net assets applicable to outstanding capital stock	$428,867,329	$321,230,867	$2,065,002,097

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Mondrian International Small Cap Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund
Represented by
Paid-in capital	$313,721,580	$234,850,650	$—
Undistributed (excess of distributions over) net investment income	(3,613,161)	1,598,288	—
Accumulated net realized gain (loss)	15,610,544	37,174,500	—
Unrealized appreciation (depreciation) on:
Investments	102,457,462	47,603,397	—
Foreign currency translations	15,743	4,032	—
Forward foreign currency exchange contracts	675,161	—	—
Trust capital	$—	$—	$2,065,002,097
Total — representing net assets applicable to outstanding capital stock	$428,867,329	$321,230,867	$2,065,002,097
Class 1
Net assets	$428,859,096	$310,093,150	$2,058,094,560
Shares outstanding	31,505,020	26,489,172	120,883,147
Net asset value per share	$13.61	$11.71	$17.03
Class 2
Net assets	$8,233	$11,137,717	$6,907,537
Shares outstanding	606	955,535	409,413
Net asset value per share	$13.59	$11.66	$16.87

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — PIMCO Mortgage- Backed Securities Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $924,751,004, $405,482,163, $1,597,000,580)	$1,309,198,043	$611,550,050	$1,585,160,273
Repurchase agreements (identified cost $—, $—, $52,900,000)	—	—	52,900,000
Affiliated issuers (identified cost $19,112,439, $16,008,780, $—)	19,112,439	16,008,780	—
Total investments (identified cost $943,863,443, $421,490,943, $1,649,900,580)	1,328,310,482	627,558,830	1,638,060,273
Cash	—	—	604,584
Receivable for:
Investments sold	2,866,512	—	214,570,547
Investments sold on a delayed delivery basis	—	—	94,315,274
Capital shares sold	264,340	397,163	305,265
Dividends	727,515	291,516	—
Interest	—	—	3,237,822
Expense reimbursement due from Investment Manager	—	37,578	—
Prepaid expenses	4,594	3,168	5,086
Total assets	1,332,173,443	628,288,255	1,951,098,851
Liabilities
Forward sale commitments, at value (proceeds receivable $—, $—, $135,700,469)	—	—	135,196,992
Payable for:
Investments purchased	1,429,394	1,225,189	78,873,476
Investments purchased on a delayed delivery basis	—	—	481,862,444
Capital shares purchased	841,188	1,011,430	2,908,427
Collateral and deposits	—	—	280,000
Investment management fees	723,800	460,365	528,596
Distribution and/or service fees	562	595	728
Transfer agent fees	67,995	32,061	66,971
Administration fees	63,238	42,269	73,547
Compensation of board members	39,760	18,901	35,623
Other expenses	35,192	41,865	67,057
Total liabilities	3,201,129	2,832,675	699,893,861
Net assets applicable to outstanding capital stock	$1,328,972,314	$625,455,580	$1,251,204,990

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — PIMCO Mortgage- Backed Securities Fund
Represented by
Paid-in capital	$—	$—	$1,281,604,173
Undistributed (excess of distributions over) net investment income	—	—	8,520,710
Accumulated net realized gain (loss)	—	—	(27,583,063)
Unrealized appreciation (depreciation) on:
Investments	—	—	(11,840,307)
Forward sale commitments	—	—	503,477
Trust capital	$1,328,972,314	$625,455,580	$—
Total — representing net assets applicable to outstanding capital stock	$1,328,972,314	$625,455,580	$1,251,204,990
Class 1
Net assets	$1,326,309,738	$622,614,155	$1,247,944,986
Shares outstanding	74,934,647	34,022,978	124,497,666
Net asset value per share	$17.70	$18.30	$10.02
Class 2
Net assets	$2,662,576	$2,841,425	$3,260,004
Shares outstanding	151,899	156,731	326,347
Net asset value per share	$17.53	$18.13	$9.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,083,184,659, $2,431,407,869)	$1,340,494,314	$2,429,140,894
Affiliated issuers (identified cost $86,921,968, $82,552,622)	86,921,968	82,552,622
Total investments (identified cost $1,170,106,627, $2,513,960,491)	1,427,416,282	2,511,693,516
Foreign currency (identified cost $44,753, $—)	44,735	—
Margin deposits	3,412,110	—
Receivable for:
Investments sold	1,457,009	13,611,412
Capital shares sold	556,017	329,863
Dividends	953,111	4,377
Interest	—	4,729,013
Reclaims	2,066,169	—
Variation margin	185,075	—
Prepaid expenses	4,566	7,064
Total assets	1,436,095,074	2,530,375,245
Liabilities
Disbursements in excess of cash	104	—
Payable for:
Investments purchased	2,504,998	—
Investments purchased on a delayed delivery basis	—	67,779,631
Capital shares purchased	997,147	2,898,320
Investment management fees	1,012,315	984,734
Distribution and/or service fees	684	531
Transfer agent fees	72,634	129,703
Administration fees	91,318	137,189
Compensation of board members	31,577	48,673
Expense reimbursement due to Investment Manager	8,394	—
Other expenses	107,728	43,559
Total liabilities	4,826,899	72,022,340
Net assets applicable to outstanding capital stock	$1,431,268,175	$2,458,352,905

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2013

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Represented by
Paid-in capital	$1,061,803,484	$2,459,268,301
Undistributed (excess of distributions over) net investment income	(884,918)	9,989,459
Accumulated net realized gain (loss)	110,164,341	(8,637,880)
Unrealized appreciation (depreciation) on:
Investments	257,309,655	(2,266,975)
Foreign currency translations	84,413	—
Futures contracts	2,791,200	—
Total — representing net assets applicable to outstanding capital stock	$1,431,268,175	$2,458,352,905
Class 1
Net assets	$1,427,986,351	$2,455,892,999
Shares outstanding	109,916,939	242,300,100
Net asset value per share	$12.99	$10.14
Class 2
Net assets	$3,281,824	$2,459,906
Shares outstanding	253,377	243,711
Net asset value per share	$12.95	$10.09

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations

Year Ended December 31, 2013

	Columbia Variable Portfolio — Limited Duration Credit Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — American Century Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$—	$18,714,975
Dividends — affiliated issuers	182,508	193,248	15,649
Interest	65,444,338	65,803,732	—
Foreign taxes withheld	(2,084)	(37)	(53,695)
Total income	65,624,762	65,996,943	18,676,929
Expenses:
Investment management fees	12,948,571	13,534,389	8,136,151
Distribution and/or service fees
Class 2	20,614	16,031	5,489
Transfer agent fees
Class 1	1,697,140	1,834,313	762,281
Class 2	4,947	3,847	1,317
Administration fees	1,777,095	1,904,746	711,334
Compensation of board members	70,638	74,679	42,209
Custodian fees	21,862	31,114	23,441
Printing and postage fees	8,912	6,014	3,616
Professional fees	61,219	62,631	39,117
Other	21,025	28,383	9,356
Total expenses	16,632,023	17,496,147	9,734,311
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(806,036)	—	—
Total net expenses	15,825,987	17,496,147	9,734,311
Net investment income (loss)	49,798,775	48,500,796	8,942,618
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,272,029	(1,158,927)	282,986,700
Foreign currency translations	—	267,530	—
Forward foreign currency exchange contracts	—	1,691,747	—
Futures contracts	11,555,860	1,852,117	—
Net realized gain (loss)	35,827,889	2,652,467	282,986,700
Net change in unrealized appreciation (depreciation) on:
Investments	(61,117,698)	(123,394,614)	46,868,364
Foreign currency translations	—	24,596	6
Forward foreign currency exchange contracts	—	(3,516,616)	—
Futures contracts	15,303,657	3,798,783	—
Net change in unrealized appreciation (depreciation)	(45,814,041)	(123,087,851)	46,868,370
Net realized and unrealized gain (loss)	(9,986,152)	(120,435,384)	329,855,070
Net change in net assets resulting from operations	$39,812,623	$(71,934,588)	$338,797,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund	Variable Portfolio — DFA International Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$16,484,584	$6,229,181	$45,919,708
Dividends — affiliated issuers	25,606	7,556	5,959
Interest	—	—	3,982
Foreign taxes withheld	(1,688,871)	(31,669)	(4,014,606)
Total income	14,821,319	6,205,068	41,915,043
Expenses:
Investment management fees	6,014,993	6,329,700	11,146,735
Distribution and/or service fees
Class 2	25,847	21,027	8,292
Transfer agent fees
Class 1	391,905	441,546	796,497
Class 2	6,203	5,047	1,990
Administration fees	522,650	583,257	1,006,592
Compensation of board members	25,211	27,555	41,652
Custodian fees	352,609	19,537	179,762
Printing and postage fees	9,059	10,237	5,129
Professional fees	67,322	35,811	45,638
Line of credit interest expense	—	7,029	759
Other	24,415	5,505	30,287
Total expenses	7,440,214	7,486,251	13,263,333
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(779,329)	(309,791)	(1,478,653)
Total net expenses	6,660,885	7,176,460	11,784,680
Net investment income (loss)	8,160,434	(971,392)	30,130,363
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	58,973,637	159,697,278	79,226,433
Foreign currency translations	(412,371)	(2,144)	(308,332)
Net realized gain (loss)	58,561,266	159,695,134	78,918,101
Net change in unrealized appreciation (depreciation) on:
Investments	67,753,668	63,913,145	124,683,689
Foreign currency translations	31,807	(7)	103,382
Foreign capital gains tax	2,708	—	—
Options	234,923	—	—
Net change in unrealized appreciation (depreciation)	68,023,106	63,913,138	124,787,071
Net realized and unrealized gain (loss)	126,584,372	223,608,272	203,705,172
Net change in net assets resulting from operations	$134,744,806	$222,636,880	$233,835,535

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund	Variable Portfolio — Invesco International Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$15,915,363	$49,324,635
Dividends — affiliated issuers	37,527	38,357	164,211
Interest	37,695,929	—	849
Foreign taxes withheld	—	(115,053)	(3,753,414)
Total income	37,733,456	15,838,667	45,736,281
Expenses:
Investment management fees	5,025,504	9,260,537	15,941,717
Distribution and/or service fees
Class 2	52,645	10,488	11,224
Transfer agent fees
Class 1	465,974	874,583	1,156,634
Class 2	12,635	2,517	2,694
Administration fees	543,500	805,923	1,427,580
Compensation of board members	28,674	43,421	53,312
Custodian fees	146,333	14,136	275,380
Printing and postage fees	21,166	11,293	4,534
Professional fees	69,824	36,401	58,660
Other	6,867	10,696	60,160
Total expenses	6,373,122	11,069,995	18,991,895
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(576,585)	—	—
Total net expenses	5,796,537	11,069,995	18,991,895
Net investment income (loss)	31,936,919	4,768,672	26,744,386
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,796,976	251,198,836	144,908,828
Foreign currency translations	—	(5,698)	(815,524)
Net realized gain (loss)	6,796,976	251,193,138	144,093,304
Net change in unrealized appreciation (depreciation) on:
Investments	(6,706,072)	152,920,156	162,026,494
Foreign currency translations	—	(1,049)	112,853
Net change in unrealized appreciation (depreciation)	(6,706,072)	152,919,107	162,139,347
Net realized and unrealized gain (loss)	90,904	404,112,245	306,232,651
Net change in net assets resulting from operations	$32,027,823	$408,880,917	$332,977,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$7,798,339	$51,713,584
Dividends — affiliated issuers	111,143	26,614	25,784
Interest	77,834,706	—	1
Foreign taxes withheld	—	(53,790)	(642,913)
Total income	77,945,849	7,771,163	51,096,456
Expenses:
Investment management fees	13,276,176	7,902,768	12,928,038
Distribution and/or service fees
Class 2	14,195	9,105	11,901
Transfer agent fees
Class 1	1,795,066	632,501	1,249,326
Class 2	3,407	2,185	2,856
Administration fees	1,867,915	603,697	1,118,507
Compensation of board members	73,144	34,334	54,241
Custodian fees	52,561	14,637	32,068
Printing and postage fees	6,936	1,784	—
Professional fees	59,605	39,126	48,567
Line of credit interest expense	—	924	—
Other	28,785	8,601	17,121
Total expenses	17,177,790	9,249,662	15,462,625
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(493,927)	—
Total net expenses	17,177,790	8,755,735	15,462,625
Net investment income (loss)	60,768,059	(984,572)	35,633,831
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,088,698	158,408,675	147,583,640
Foreign currency translations	—	(988)	9,138
Net realized gain (loss)	3,088,698	158,407,687	147,592,778
Net change in unrealized appreciation (depreciation) on:
Investments	(128,445,026)	103,249,070	452,185,543
Foreign currency translations	—	—	28,115
Net change in unrealized appreciation (depreciation)	(128,445,026)	103,249,070	452,213,658
Net realized and unrealized gain (loss)	(125,356,328)	261,656,757	599,806,436
Net change in net assets resulting from operations	$(64,588,269)	$260,672,185	$635,440,267

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — Mondrian International Small Cap Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$13,577,979	$11,740,258	$66,432,582
Dividends — affiliated issuers	14,022	2,032	55,376
Interest	—	3,177	—
Foreign taxes withheld	(1,221,378)	(416,935)	(1,293,213)
Total income	12,370,623	11,328,532	65,194,745
Expenses:
Investment management fees	3,783,806	3,480,903	12,244,636
Distribution and/or service fees
Class 2	19	23,377	13,286
Transfer agent fees
Class 1	243,911	240,095	1,172,517
Class 2	5	5,610	3,189
Administration fees	325,230	327,617	1,054,773
Compensation of board members	19,872	20,883	52,814
Custodian fees	57,216	111,702	15,226
Printing and postage fees	—	11,538	4,813
Professional fees	37,457	40,085	45,315
Line of credit interest expense	—	6,851	—
Other	1,309	2,787	15,573
Total expenses	4,468,825	4,271,448	14,622,142
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(403,763)	(595,238)	—
Total net expenses	4,065,062	3,676,210	14,622,142
Net investment income (loss)	8,305,561	7,652,322	50,572,603
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,369,572	51,699,603	186,782,154
Foreign currency translations	(50,273)	(55,819)	—
Forward foreign currency exchange contracts	898,549	—	—
Net realized gain (loss)	17,217,848	51,643,784	186,782,154
Net change in unrealized appreciation (depreciation) on:
Investments	34,551,206	(43,192,124)	251,272,955
Foreign currency translations	11,204	(22,228)	—
Forward foreign currency exchange contracts	771,478	—	—
Net change in unrealized appreciation (depreciation)	35,333,888	(43,214,352)	251,272,955
Net realized and unrealized gain (loss)	52,551,736	8,429,432	438,055,109
Net change in net assets resulting from operations	$60,857,297	$16,081,754	$488,627,712

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — PIMCO Mortgage- Backed Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$11,344,271	$4,359,511	$—
Dividends — affiliated issuers	27,683	14,361	—
Interest	—	—	20,608,704
Foreign taxes withheld	(183,940)	(10,478)	—
Total income	11,188,014	4,363,394	20,608,704
Expenses:
Investment management fees	8,549,820	4,904,827	6,633,228
Distribution and/or service fees
Class 2	4,487	4,817	9,215
Transfer agent fees
Class 1	803,888	338,573	842,199
Class 2	1,077	1,156	2,212
Administration fees	745,808	449,675	919,418
Compensation of board members	42,611	23,233	42,323
Custodian fees	20,036	48,840	101,383
Printing and postage fees	1,196	21,522	5,972
Professional fees	39,774	33,411	43,274
Other	10,810	6,375	12,915
Total expenses	10,219,507	5,832,429	8,612,139
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(373,085)	—
Total net expenses	10,219,507	5,459,344	8,612,139
Net investment income (loss)	968,507	(1,095,950)	11,996,565
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	286,320,498	76,856,532	(25,035,460)
Net realized gain (loss)	286,320,498	76,856,532	(25,035,460)
Net change in unrealized appreciation (depreciation) on:
Investments	135,555,567	114,479,198	(19,303,880)
Forward sale commitments	—	—	513,788
Net change in unrealized appreciation (depreciation)	135,555,567	114,479,198	(18,790,092)
Net realized and unrealized gain (loss)	421,876,065	191,335,730	(43,825,552)
Net change in net assets resulting from operations	$422,844,572	$190,239,780	$(31,828,987)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2013

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$36,497,728	$—
Dividends — affiliated issuers	52,269	103,892
Interest	848	24,643,445
Foreign taxes withheld	(3,155,350)	—
Total income	33,395,495	24,747,337
Expenses:
Investment management fees	10,608,722	10,683,724
Distribution and/or service fees
Class 2	4,905	5,498
Transfer agent fees
Class 1	756,960	1,405,298
Class 2	1,177	1,319
Administration fees	959,516	1,482,535
Compensation of board members	37,700	59,428
Custodian fees	238,679	22,742
Printing and postage fees	3,777	7,174
Professional fees	45,872	55,298
Other	12,886	19,513
Total expenses	12,670,194	13,742,529
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(31,702)	—
Total net expenses	12,638,492	13,742,529
Net investment income (loss)	20,757,003	11,004,808
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	117,419,188	(8,553,970)
Foreign currency translations	(129,278)	—
Futures contracts	4,719,214	—
Net realized gain (loss)	122,009,124	(8,553,970)
Net change in unrealized appreciation (depreciation) on:
Investments	104,388,282	(6,456,240)
Foreign currency translations	77,353	—
Futures contracts	2,601,186	—
Net change in unrealized appreciation (depreciation)	107,066,821	(6,456,240)
Net realized and unrealized gain (loss)	229,075,945	(15,010,210)
Net change in net assets resulting from operations	$249,832,948	$(4,005,402)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio — Limited Duration Credit Fund		Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$49,798,775	$65,985,781	$48,500,796	$54,659,378
Net realized gain (loss)	35,827,889	58,502,554	2,652,467	56,504,683
Net change in unrealized appreciation (depreciation)	(45,814,041)	38,969,370	(123,087,851)	18,197,109
Net increase (decrease) in net assets resulting from operations	39,812,623	163,457,705	(71,934,588)	129,361,170
Distributions to shareholders
Net investment income
Class 1	(66,499,236)	(72,952,873)	(58,208,485)	(59,682,359)
Class 2	(167,221)	(126,104)	(115,700)	(74,357)
Net realized gains
Class 1	(32,527,884)	—	(54,681,915)	(18,764,107)
Class 2	(91,337)	—	(124,878)	(25,043)
Total distributions to shareholders	(99,285,678)	(73,078,977)	(113,130,978)	(78,545,866)
Increase (decrease) in net assets from capital stock activity	266,510,632	(44,283,324)	474,103,841	515,259,928
Total increase (decrease) in net assets	207,037,577	46,095,404	289,038,275	566,075,232
Net assets at beginning of year	2,731,597,420	2,685,502,016	2,897,453,769	2,331,378,537
Net assets at end of year	$2,938,634,997	$2,731,597,420	$3,186,492,044	$2,897,453,769
Undistributed (excess of distributions over) net investment income	$49,101,359	$65,969,039	$49,017,062	$57,628,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — American Century Growth Fund		Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$8,942,618	$16,754,278	$8,160,434	$8,640,606
Net realized gain (loss)	282,986,700	169,523,650	58,561,266	12,881,078
Net change in unrealized appreciation (depreciation)	46,868,370	49,851,373	68,023,106	92,324,623
Net increase (decrease) in net assets resulting from operations	338,797,688	236,129,301	134,744,806	113,846,307
Distributions to shareholders
Net investment income
Class 1	—	—	(17,540,823)	(7,786,157)
Class 2	—	—	(241,689)	(64,199)
Net realized gains
Class 1	—	—	(10,640,623)	(9,899,172)
Class 2	—	—	(170,860)	(87,576)
Total distributions to shareholders	—	—	(28,593,995)	(17,837,104)
Increase (decrease) in net assets from capital stock activity	(911,223,428)	(254,555,263)	1,906,080	(11,510,728)
Total increase (decrease) in net assets	(572,425,740)	(18,425,962)	108,056,891	84,498,475
Net assets at beginning of year	1,684,308,570	1,702,734,532	606,079,220	521,580,745
Net assets at end of year	$1,111,882,830	$1,684,308,570	$714,136,111	$606,079,220
Undistributed (excess of distributions over) net investment income	$—	$—	$2,146,751	$(200,098)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Columbia Wanger U.S. Equities Fund		Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(971,392)	$4,967,859	$30,130,363	$35,273,243
Net realized gain (loss)	159,695,134	42,554,674	78,918,101	12,851,356
Net change in unrealized appreciation (depreciation)	63,913,138	80,320,367	124,787,071	197,744,691
Net increase (decrease) in net assets resulting from operations	222,636,880	127,842,900	233,835,535	245,869,290
Distributions to shareholders
Net investment income
Class 1	—	—	(29,939,639)	(33,962,325)
Class 2	—	—	(67,316)	(39,868)
Total distributions to shareholders	—	—	(30,006,955)	(34,002,193)
Increase (decrease) in net assets from capital stock activity	(295,984,527)	(80,837,823)	(490,005,662)	75,696,750
Total increase (decrease) in net assets	(73,347,647)	47,005,077	(286,177,082)	287,563,847
Net assets at beginning of year	716,580,068	669,574,991	1,583,180,973	1,295,617,126
Net assets at end of year	$643,232,421	$716,580,068	$1,297,003,891	$1,583,180,973
Undistributed (excess of distributions over) net investment income	$—	$—	$643,490	$724,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund		Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$31,936,919	$39,281,149	$4,768,672	$13,191,937
Net realized gain (loss)	6,796,976	6,402,418	251,193,138	215,060,058
Net change in unrealized appreciation (depreciation)	(6,706,072)	18,860,977	152,919,107	(26,204,125)
Net increase (decrease) in net assets resulting from operations	32,027,823	64,544,544	408,880,917	202,047,870
Distributions to shareholders
Net investment income
Class 1	(34,525,333)	(40,029,154)	—	—
Class 2	(812,711)	(436,599)	—	—
Net realized gains
Class 1	(6,391,790)	(6,644,006)	—	—
Class 2	(159,542)	(75,805)	—	—
Total distributions to shareholders	(41,889,376)	(47,185,564)	—	—
Increase (decrease) in net assets from capital stock activity	(28,052,887)	(149,071,276)	(479,826,180)	(206,507,657)
Total increase (decrease) in net assets	(37,914,440)	(131,712,296)	(70,945,263)	(4,459,787)
Net assets at beginning of year	788,479,749	920,192,045	1,680,296,358	1,684,756,145
Net assets at end of year	$750,565,309	$788,479,749	$1,609,351,095	$1,680,296,358
Undistributed (excess of distributions over) net investment income	$31,841,244	$35,242,369	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Invesco International Growth Fund		Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$26,744,386	$25,704,015	$60,768,059	$58,580,727
Net realized gain (loss)	144,093,304	19,541,049	3,088,698	5,022,548
Net change in unrealized appreciation (depreciation)	162,139,347	237,850,343	(128,445,026)	48,466,132
Net increase (decrease) in net assets resulting from operations	332,977,037	283,095,407	(64,588,269)	112,069,407
Distributions to shareholders
Net investment income
Class 1	(32,073,494)	(25,473,559)	(61,995,779)	(63,738,528)
Class 2	(61,873)	(28,228)	(112,436)	(89,766)
Net realized gains
Class 1	(21,591,121)	(37,966,830)	(5,083,105)	(6,617,713)
Class 2	(51,065)	(48,115)	(10,464)	(10,034)
Total distributions to shareholders	(53,777,553)	(63,516,732)	(67,201,784)	(70,456,041)
Increase (decrease) in net assets from capital stock activity	(331,275,395)	(9,090,699)	425,834,658	689,810,604
Total increase (decrease) in net assets	(52,075,911)	210,487,976	294,044,605	731,423,970
Net assets at beginning of year	1,985,181,341	1,774,693,365	2,823,093,879	2,091,669,909
Net assets at end of year	$1,933,105,430	$1,985,181,341	$3,117,138,484	$2,823,093,879
Undistributed (excess of distributions over) net investment income	$(2,958,700)	$978,106	$44,810,396	$45,992,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund		Variable Portfolio — MFS Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(984,572)	$4,922,925	$35,633,831	$37,739,971
Net realized gain (loss)	158,407,687	82,779,471	147,592,778	49,643,362
Net change in unrealized appreciation (depreciation)	103,249,070	61,717,385	452,213,658	186,734,600
Net increase (decrease) in net assets resulting from operations	260,672,185	149,419,781	635,440,267	274,117,933
Increase (decrease) in net assets from capital stock activity	(331,579,630)	(25,152,444)	(149,377,149)	(166,119,313)
Total increase (decrease) in net assets	(70,907,445)	124,267,337	486,063,118	107,998,620
Net assets at beginning of year	1,041,399,584	917,132,247	1,848,970,711	1,740,972,091
Net assets at end of year	$970,492,139	$1,041,399,584	$2,335,033,829	$1,848,970,711

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Mondrian International Small Cap Fund		Variable Portfolio — Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$8,305,561	$8,520,986	$7,652,322	$10,923,398
Net realized gain (loss)	17,217,848	10,243,721	51,643,784	20,398,008
Net change in unrealized appreciation (depreciation)	35,333,888	59,603,114	(43,214,352)	85,869,283
Net increase (decrease) in net assets resulting from operations	60,857,297	78,367,821	16,081,754	117,190,689
Distributions to shareholders
Net investment income
Class 1	(12,972,011)	(8,219,864)	(30,986,439)	(1,491,956)
Class 2	(228)	(135)	(714,371)	(5,075)
Net realized gains
Class 1	(9,330,579)	(18,543,468)	(15,714,383)	(7,604,775)
Class 2	(172)	(334)	(372,757)	(79,978)
Total distributions to shareholders	(22,302,990)	(26,763,801)	(47,787,950)	(9,181,784)
Increase (decrease) in net assets from capital stock activity	22,141,370	(1,820,931)	(108,399,054)	(50,840,498)
Total increase (decrease) in net assets	60,695,677	49,783,089	(140,105,250)	57,168,407
Net assets at beginning of year	368,171,652	318,388,563	461,336,117	404,167,710
Net assets at end of year	$428,867,329	$368,171,652	$321,230,867	$461,336,117
Undistributed (excess of distributions over) net investment income	$(3,613,161)	$(48,264)	$1,598,288	$12,048,614

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — NFJ Dividend Value Fund		Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$50,572,603	$54,970,481	$968,507	$5,526,849
Net realized gain (loss)	186,782,154	63,551,304	286,320,498	64,067,868
Net change in unrealized appreciation (depreciation)	251,272,955	121,532,658	135,555,567	156,913,951
Net increase (decrease) in net assets resulting from operations	488,627,712	240,054,443	422,844,572	226,508,668
Increase (decrease) in net assets from capital stock activity	(271,165,126)	(148,615,177)	(780,933,917)	(213,848,959)
Total increase (decrease) in net assets	217,462,586	91,439,266	(358,089,345)	12,659,709
Net assets at beginning of year	1,847,539,511	1,756,100,245	1,687,061,659	1,674,401,950
Net assets at end of year	$2,065,002,097	$1,847,539,511	$1,328,972,314	$1,687,061,659

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Partners Small Cap Growth Fund		Variable Portfolio — PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(1,095,950)	$1,705,918	$11,996,565	$9,604,424
Net realized gain (loss)	76,856,532	22,438,029	(25,035,460)	31,831,703
Net change in unrealized appreciation (depreciation)	114,479,198	31,865,645	(18,790,092)	(9,888,884)
Net increase (decrease) in net assets resulting from operations	190,239,780	56,009,592	(31,828,987)	31,547,243
Distributions to shareholders
Net investment income
Class 1	—	—	(11,729,886)	(26,166,921)
Class 2	—	—	(21,615)	(33,734)
Net realized gains
Class 1	—	—	(20,533,605)	(23,823,246)
Class 2	—	—	(55,404)	(33,966)
Total distributions to shareholders	—	—	(32,340,510)	(50,057,867)
Increase (decrease) in net assets from capital stock activity	(76,249,857)	(51,140,363)	(168,040,846)	258,798,631
Total increase (decrease) in net assets	113,989,923	4,869,229	(232,210,343)	240,288,007
Net assets at beginning of year	511,465,657	506,596,428	1,483,415,333	1,243,127,326
Net assets at end of year	$625,455,580	$511,465,657	$1,251,204,990	$1,483,415,333
Undistributed (excess of distributions over) net investment income	$—	$—	$8,520,710	$7,572,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Pyramis® International Equity Fund		Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$20,757,003	$25,376,065	$11,004,808	$20,433,250
Net realized gain (loss)	122,009,124	28,922,079	(8,553,970)	18,521,950
Net change in unrealized appreciation (depreciation)	107,066,821	168,393,799	(6,456,240)	(74,883)
Net increase (decrease) in net assets resulting from operations	249,832,948	222,691,943	(4,005,402)	38,880,317
Distributions to shareholders
Net investment income
Class 1	(28,189,326)	(23,831,711)	(21,123,505)	(22,917,456)
Class 2	(36,848)	(18,059)	(13,959)	(14,730)
Net realized gains
Class 1	(29,597,282)	(18,136,247)	(18,858,398)	(14,758,079)
Class 2	(42,040)	(14,491)	(17,321)	(10,981)
Total distributions to shareholders	(57,865,496)	(42,000,508)	(40,013,183)	(37,701,246)
Increase (decrease) in net assets from capital stock activity	42,866,384	(76,838,154)	393,479,157	327,316,428
Total increase (decrease) in net assets	234,833,836	103,853,281	349,460,572	328,495,499
Net assets at beginning of year	1,196,434,339	1,092,581,058	2,108,892,333	1,780,396,834
Net assets at end of year	$1,431,268,175	$1,196,434,339	$2,458,352,905	$2,108,892,333
Undistributed (excess of distributions over) net investment income	$(884,918)	$2,309,364	$9,989,459	$20,422,744

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio — Limited Duration Credit Fund				Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	39,742,792	416,847,271	28,769,153	303,778,304	71,661,039	769,193,852	45,215,751	509,708,914
Distributions reinvested	9,632,988	99,027,120	7,062,234	72,952,873	10,700,512	112,890,400	7,073,622	78,446,466
Redemptions	(24,127,034)	(252,480,388)	(39,903,522)	(423,209,675)	(38,027,844)	(407,613,340)	(6,791,579)	(77,075,335)
Net increase (decrease)	25,248,746	263,394,003	(4,072,135)	(46,478,498)	44,333,707	474,470,912	45,497,794	511,080,045
Class 2 shares
Subscriptions	584,105	6,122,922	346,765	3,664,305	153,115	1,679,296	443,976	4,969,558
Distributions reinvested	25,225	258,558	12,243	126,104	22,869	240,578	8,979	99,400
Redemptions	(311,053)	(3,264,851)	(151,391)	(1,595,235)	(212,048)	(2,286,945)	(79,286)	(889,075)
Net increase (decrease)	298,277	3,116,629	207,617	2,195,174	(36,064)	(367,071)	373,669	4,179,883
Total net increase (decrease)	25,547,023	266,510,632	(3,864,518)	(44,283,324)	44,297,643	474,103,841	45,871,463	515,259,928

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — American Century Growth Fund				Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	7,736,022	118,085,048	4,126,501	51,814,417	8,951,983	116,810,266	3,960,028	43,354,260
Distributions reinvested	—	—	—	—	2,266,612	28,181,446	1,635,916	17,685,329
Redemptions	(72,165,431)	(1,030,368,834)	(24,378,578)	(307,244,188)	(11,299,764)	(148,903,845)	(6,580,082)	(75,035,574)
Net increase (decrease)	(64,429,409)	(912,283,786)	(20,252,077)	(255,429,771)	(81,169)	(3,912,133)	(984,138)	(13,995,985)
Class 2 shares
Subscriptions	96,290	1,399,849	88,406	1,112,920	480,158	6,223,501	255,947	2,902,266
Distributions reinvested	—	—	—	—	33,228	412,549	14,029	151,775
Redemptions	(23,208)	(339,491)	(19,076)	(238,412)	(63,399)	(817,837)	(49,797)	(568,784)
Net increase (decrease)	73,082	1,060,358	69,330	874,508	449,987	5,818,213	220,179	2,485,257
Total net increase (decrease)	(64,356,327)	(911,223,428)	(20,182,747)	(254,555,263)	368,818	1,906,080	(763,959)	(11,510,728)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Columbia Wanger U.S. Equities Fund				Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	8,934,306	146,622,567	980,391	11,832,765	12,023,810	126,750,170	29,832,629	254,496,012
Distributions reinvested	—	—	—	—	3,004,030	29,939,639	3,815,004	33,962,325
Redemptions	(26,961,890)	(446,657,634)	(7,443,150)	(94,633,844)	(63,336,269)	(649,208,745)	(23,364,977)	(213,086,990)
Net increase (decrease)	(18,027,584)	(300,035,067)	(6,462,759)	(82,801,079)	(48,308,429)	(492,518,936)	10,282,656	75,371,347
Class 2 shares
Subscriptions	292,691	4,601,384	204,429	2,592,162	285,087	3,059,859	126,876	1,170,424
Distributions reinvested	—	—	—	—	6,734	67,316	4,482	39,868
Redemptions	(35,243)	(550,844)	(49,476)	(628,906)	(60,551)	(613,901)	(98,613)	(884,889)
Net increase (decrease)	257,448	4,050,540	154,953	1,963,256	231,270	2,513,274	32,745	325,403
Total net increase (decrease)	(17,770,136)	(295,984,527)	(6,307,806)	(80,837,823)	(48,077,159)	(490,005,662)	10,315,401	75,696,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund				Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	18,681,129	186,679,320	7,717,198	77,732,809	5,248,080	82,695,894	4,269,905	55,272,935
Distributions reinvested	4,200,937	40,917,123	4,806,711	46,673,160	—	—	—	—
Redemptions	(27,451,010)	(272,616,434)	(27,419,516)	(277,345,984)	(39,678,691)	(562,981,474)	(20,104,000)	(262,998,953)
Net increase (decrease)	(4,568,944)	(45,019,991)	(14,895,607)	(152,940,015)	(34,430,611)	(480,285,580)	(15,834,095)	(207,726,018)
Class 2 shares
Subscriptions	2,057,165	20,376,307	452,335	4,497,425	71,483	1,054,841	113,557	1,479,762
Distributions reinvested	100,961	972,253	53,375	512,404	—	—	—	—
Redemptions	(439,702)	(4,381,456)	(114,659)	(1,141,090)	(39,488)	(595,441)	(20,407)	(261,401)
Net increase (decrease)	1,718,424	16,967,104	391,051	3,868,739	31,995	459,400	93,150	1,218,361
Total net increase (decrease)	(2,850,520)	(28,052,887)	(14,504,556)	(149,071,276)	(34,398,616)	(479,826,180)	(15,740,945)	(206,507,657)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Invesco International Growth Fund				Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	12,914,526	160,802,752	14,319,868	154,381,384	68,886,195	737,093,296	60,028,010	666,316,642
Distributions reinvested	4,533,573	53,664,615	5,997,473	63,440,389	6,322,232	67,078,884	6,442,879	70,356,241
Redemptions	(44,197,172)	(548,744,604)	(20,384,971)	(227,830,482)	(35,407,418)	(377,502,260)	(4,446,045)	(49,525,738)
Net increase (decrease)	(26,749,073)	(334,277,237)	(67,630)	(10,008,709)	39,801,009	426,669,920	62,024,844	687,147,145
Class 2 shares
Subscriptions	296,008	3,721,665	126,938	1,421,597	167,567	1,837,531	286,501	3,155,131
Distributions reinvested	9,619	112,938	7,241	76,343	11,616	122,900	9,164	99,800
Redemptions	(66,372)	(832,761)	(51,764)	(579,930)	(259,968)	(2,795,693)	(53,582)	(591,472)
Net increase (decrease)	239,255	3,001,842	82,415	918,010	(80,785)	(835,262)	242,083	2,663,459
Total net increase (decrease)	(26,509,818)	(331,275,395)	14,785	(9,090,699)	39,720,224	425,834,658	62,266,927	689,810,604

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund				Variable Portfolio — MFS Value Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,972,749	158,528,683	4,915,879	63,372,802	13,756,394	210,367,996	5,658,068	67,628,469
Redemptions	(31,107,077)	(492,181,348)	(6,954,882)	(89,701,481)	(24,348,822)	(363,483,185)	(19,745,830)	(234,756,083)
Net increase (decrease)	(21,134,328)	(333,652,665)	(2,039,003)	(26,328,679)	(10,592,428)	(153,115,189)	(14,087,762)	(167,127,614)
Class 2 shares
Subscriptions	175,774	2,695,504	106,879	1,375,025	293,677	4,445,246	121,275	1,438,398
Redemptions	(40,336)	(622,469)	(15,341)	(198,790)	(47,114)	(707,206)	(36,876)	(430,097)
Net increase (decrease)	135,438	2,073,035	91,538	1,176,235	246,563	3,738,040	84,399	1,008,301
Total net increase (decrease)	(20,998,890)	(331,579,630)	(1,947,465)	(25,152,444)	(10,345,865)	(149,377,149)	(14,003,363)	(166,119,313)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Mondrian International Small Cap Fund				Variable Portfolio — Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,874,600	126,354,250	2,867,447	32,931,241	3,445,083	41,371,263	1,655,079	18,919,326
Distributions reinvested	1,830,549	22,302,590	2,473,646	26,763,332	4,089,389	46,700,822	817,630	9,096,731
Redemptions	(9,760,899)	(126,515,870)	(5,283,113)	(61,515,973)	(16,325,642)	(202,051,154)	(6,982,678)	(81,360,863)
Net increase (decrease)	1,944,250	22,140,970	57,980	(1,821,400)	(8,791,170)	(113,979,069)	(4,509,969)	(53,344,806)
Class 2 shares
Subscriptions	—	—	—	—	439,291	5,556,204	247,032	2,875,327
Distributions reinvested	33	400	44	469	95,446	1,087,128	7,683	85,053
Redemptions	—	—	—	—	(86,563)	(1,063,317)	(38,909)	(456,072)
Net increase (decrease)	33	400	44	469	448,174	5,580,015	215,806	2,504,308
Total net increase (decrease)	1,944,283	22,141,370	58,024	(1,820,931)	(8,342,996)	(108,399,054)	(4,294,163)	(50,840,498)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — NFJ Dividend Value Fund				Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	10,025,169	157,621,434	5,487,326	69,445,661	6,659,295	102,823,267	5,008,311	62,680,911
Redemptions	(27,833,007)	(430,544,301)	(17,259,841)	(220,038,588)	(61,747,024)	(884,477,428)	(21,659,086)	(277,198,696)
Net increase (decrease)	(17,807,838)	(272,922,867)	(11,772,515)	(150,592,927)	(55,087,729)	(781,654,161)	(16,650,775)	(214,517,785)
Class 2 shares
Subscriptions	141,746	2,153,731	173,461	2,188,789	60,371	935,088	65,295	816,387
Redemptions	(26,354)	(395,990)	(16,255)	(211,039)	(14,682)	(214,844)	(11,579)	(147,561)
Net increase (decrease)	115,392	1,757,741	157,206	1,977,750	45,689	720,244	53,716	668,826
Total net increase (decrease)	(17,692,446)	(271,165,126)	(11,615,309)	(148,615,177)	(55,042,040)	(780,933,917)	(16,597,059)	(213,848,959)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Partners Small Cap Growth Fund				Variable Portfolio — PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	5,600,998	91,697,185	2,634,837	32,954,160	11,667,860	118,837,561	22,305,306	237,143,853
Distributions reinvested	—	—	—	—	3,226,349	32,263,491	4,802,129	49,990,167
Redemptions	(10,679,615)	(168,913,760)	(6,645,751)	(84,643,227)	(31,590,142)	(318,903,543)	(2,864,288)	(30,542,989)
Net increase (decrease)	(5,078,617)	(77,216,575)	(4,010,914)	(51,689,067)	(16,695,933)	(167,802,491)	24,243,147	256,591,031
Class 2 shares
Subscriptions	73,703	1,175,953	55,703	713,513	149,460	1,541,824	254,379	2,670,814
Distributions reinvested	—	—	—	—	7,717	77,019	6,516	67,700
Redemptions	(13,547)	(209,235)	(13,113)	(164,809)	(183,559)	(1,857,198)	(50,668)	(530,914)
Net increase (decrease)	60,156	966,718	42,590	548,704	(26,382)	(238,355)	210,227	2,207,600
Total net increase (decrease)	(5,018,461)	(76,249,857)	(3,968,324)	(51,140,363)	(16,722,315)	(168,040,846)	24,453,374	258,798,631

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Pyramis® International Equity Fund				Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	13,125,872	158,840,339	9,947,830	98,742,803	52,486,297	537,073,044	34,794,481	360,914,381
Distributions reinvested	5,143,985	57,786,608	4,248,476	41,967,958	3,958,604	39,981,903	3,679,251	37,675,535
Redemptions	(14,682,434)	(175,417,354)	(21,020,222)	(218,108,145)	(18,061,255)	(183,887,795)	(6,966,339)	(72,459,959)
Net increase (decrease)	3,587,423	41,209,593	(6,823,916)	(77,397,384)	38,383,646	393,167,152	31,507,393	326,129,957
Class 2 shares
Subscriptions	153,208	1,848,855	69,561	724,122	152,887	1,556,835	153,165	1,579,464
Distributions reinvested	7,045	78,888	3,303	32,550	3,106	31,280	2,518	25,711
Redemptions	(22,530)	(270,952)	(19,083)	(197,442)	(125,028)	(1,276,110)	(40,616)	(418,704)
Net increase (decrease)	137,723	1,656,791	53,781	559,230	30,965	312,005	115,067	1,186,471
Total net increase (decrease)	3,725,146	42,866,384	(6,770,135)	(76,838,154)	38,414,611	393,479,157	31,622,460	327,316,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio — Limited Duration Credit Fund

The following tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.68	$10.35	$10.27	$10.00
Income from investment operations:
Net investment income	0.19	0.26	0.29	0.18
Net realized and unrealized gain (loss)	(0.04)	0.38	(0.05)	0.09
Total from investment operations	0.15	0.64	0.24	0.27
Less distributions to shareholders:
Net investment income	(0.26)	(0.31)	(0.13)	—
Net realized gains	(0.12)	—	(0.03)	—
Total distributions to shareholders	(0.38)	(0.31)	(0.16)	—
Net asset value, end of period	$10.45	$10.68	$10.35	$10.27
Total return	1.44%	6.25%	2.38%	2.70%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.59%	0.59%	0.61	%(c)
Total net expenses(d)	0.56%	0.53%	0.54%	0.54	%(c)
Net investment income	1.76%	2.43%	2.85%	2.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,929,154	$2,725,076	$2,681,324	$2,370,410
Portfolio turnover	89%	117%	94%	16	%(e)

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio — Limited Duration Credit Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.64	$10.31	$10.25	$10.00
Income from investment operations:
Net investment income	0.16	0.22	0.27	0.17
Net realized and unrealized gain (loss)	(0.04)	0.39	(0.05)	0.08
Total from investment operations	0.12	0.61	0.22	0.25
Less distributions to shareholders:
Net investment income	(0.23)	(0.28)	(0.13)	—
Net realized gains	(0.12)	—	(0.03)	—
Total distributions to shareholders	(0.35)	(0.28)	(0.16)	—
Net asset value, end of period	$10.41	$10.64	$10.31	$10.25
Total return	1.19%	6.05%	2.09%	2.50%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.84%	0.84%	0.86	%(c)
Total net expenses(d)	0.81%	0.78%	0.79%	0.79	%(c)
Net investment income	1.51%	2.13%	2.59%	2.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,481	$6,521	$4,178	$1,250
Portfolio turnover	89%	117%	94%	16	%(e)

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 1	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.30		$11.08		$10.47	$10.15
Income from investment operations:
Net investment income	0.17		0.23		0.29	0.16
Net realized and unrealized gain (loss)	(0.45)		0.33		0.48	0.16
Total from investment operations	(0.28)		0.56		0.77	0.32
Less distributions to shareholders:
Net investment income	(0.22)		(0.26)		(0.11)	—
Net realized gains	(0.20)		(0.08)		(0.05)	—
Total distributions to shareholders	(0.42)		(0.34)		(0.16)	—
Net asset value, end of period	$10.60		$11.30		$11.08	$10.47
Total return	(2.45%)		5.08%		7.41%	3.15%
Ratios to average net assets(b)
Total gross expenses	0.57%		0.58%		0.59%	0.62	%(c)
Total net expenses(d)	0.57%		0.58%		0.57%	0.55	%(c)
Net investment income	1.58%		2.07%		2.69%	2.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,180,618		$2,890,784		$2,328,963	$1,997,905
Portfolio turnover	186	%(e)	131	%(e)	85%	66%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 54% for the year ended December 31, 2013 and 60% for the year ended December 31, 2012.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.26		$11.05		$10.46	$10.15
Income from investment operations:
Net investment income	0.14		0.20		0.26	0.15
Net realized and unrealized gain (loss)	(0.45)		0.33		0.48	0.16
Total from investment operations	(0.31)		0.53		0.74	0.31
Less distributions to shareholders:
Net investment income	(0.19)		(0.24)		(0.10)	—
Net realized gains	(0.20)		(0.08)		(0.05)	—
Total distributions to shareholders	(0.39)		(0.32)		(0.15)	—
Net asset value, end of period	$10.56		$11.26		$11.05	$10.46
Total return	(2.71%)		4.84%		7.10%	3.05%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.83%		0.84%	0.85	%(c)
Total net expenses(d)	0.82%		0.83%		0.83%	0.80	%(c)
Net investment income	1.33%		1.75%		2.45%	2.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,874		$6,670		$2,415	$817
Portfolio turnover	186	%(e)	131	%(e)	85%	66%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 54% for the year ended December 31, 2013 and 60% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — American Century Growth Fund

	Year Ended December 31,
Class 1	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.85	$11.26		$11.33	$10.00
Income from investment operations:
Net investment income	0.10	0.12		0.09	0.06
Net realized and unrealized gain (loss)	3.71	1.47		(0.16)	1.27
Total from investment operations	3.81	1.59		(0.07)	1.33
Net asset value, end of period	$16.66	$12.85		$11.26	$11.33
Total return	29.65%	14.12%		(0.62%)	13.30%
Ratios to average net assets(b)
Total gross expenses	0.76%	0.75	%(c)	0.75%	0.78	%(d)
Total net expenses(e)	0.76%	0.73	%(c)	0.70%	0.70	%(d)
Net investment income	0.70%	0.94%		0.82%	1.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,108,798	$1,682,857		$1,702,237	$1,781,141
Portfolio turnover	73%	80%		96%	56%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — American Century Growth Fund

	Year Ended December 31,
Class 2	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.76	$11.21		$11.31	$10.00
Income from investment operations:
Net investment income	0.07	0.10		0.07	0.09
Net realized and unrealized gain (loss)	3.68	1.45		(0.17)	1.22
Total from investment operations	3.75	1.55		(0.10)	1.31
Net asset value, end of period	$16.51	$12.76		$11.21	$11.31
Total return	29.39%	13.83%		(0.88%)	13.10%
Ratios to average net assets(b)
Total gross expenses	1.02%	1.00	%(c)	1.00%	1.03	%(d)
Total net expenses(e)	1.02%	0.99	%(c)	0.95%	0.95	%(d)
Net investment income	0.46%	0.79%		0.58%	1.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,085	$1,452		$498	$197
Portfolio turnover	73%	80%		96%	56%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.06	$10.22		$12.31		$10.00
Income from investment operations:
Net investment income	0.16	0.17		0.14		0.04
Net realized and unrealized gain (loss)	2.45	2.01		(1.74)		2.32
Increase from payments by affiliate	—	0.00	(b)	0.00	(b)	0.01
Total from investment operations	2.61	2.18		(1.60)		2.37
Less distributions to shareholders:
Net investment income	(0.35)	(0.15)		(0.33)		(0.06)
Net realized gains	(0.22)	(0.19)		(0.16)		—
Total distributions to shareholders	(0.57)	(0.34)		(0.49)		(0.06)
Net asset value, end of period	$14.10	$12.06		$10.22		$12.31
Total return	22.32%	21.76	%(c)	(13.57	%)(c)	23.75	%(d)
Ratios to average net assets(e)
Total gross expenses	1.12%	1.11%		1.13%		1.33	%(f)
Total net expenses(g)	1.00%	1.00%		1.06%		1.15	%(f)
Net investment income	1.23%	1.49%		1.21%		0.63	%(f)
Supplemental data
Net assets, end of period (in thousands)	$699,692	$599,148		$517,956		$503,442
Portfolio turnover	48%	41%		32%		20%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.07%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.06	$10.22		$12.31		$10.00
Income from investment operations:
Net investment income	0.12	0.13		0.11		0.00	(b)
Net realized and unrealized gain (loss)	2.45	2.03		(1.74)		2.35
Increase from payments by affiliate	—	0.00	(b)	0.00	(b)	0.01
Total from investment operations	2.57	2.16		(1.63)		2.36
Less distributions to shareholders:
Net investment income	(0.32)	(0.13)		(0.30)		(0.05)
Net realized gains	(0.22)	(0.19)		(0.16)		—
Total distributions to shareholders	(0.54)	(0.32)		(0.46)		(0.05)
Net asset value, end of period	$14.09	$12.06		$10.22		$12.31
Total return	22.02%	21.48	%(c)	(13.77	%)(c)	23.63	%(d)
Ratios to average net assets(e)
Total gross expenses	1.37%	1.36%		1.39%		1.48	%(f)
Total net expenses(g)	1.25%	1.25%		1.29%		1.40	%(f)
Net investment income	0.96%	1.19%		0.95%		0.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$14,444	$6,931		$3,625		$1,306
Portfolio turnover	48%	41%		32%		20%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by les than 0.07%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 1	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.53		$11.30		$11.87	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		0.09		(0.04)	(0.01)
Net realized and unrealized gain (loss)	4.78		2.14		(0.53)	1.88
Increase from payments by affiliate	—		—		—	0.00	(b)
Total from investment operations	4.76		2.23		(0.57)	1.87
Net asset value, end of period	$18.29		$13.53		$11.30	$11.87
Total return	35.18%		19.74%		(4.80%)	18.70	%(c)
Ratios to average net assets(d)
Total gross expenses	1.00	%(e)	1.01	%(e)	1.00%	1.06	%(f)
Total net expenses(g)	0.96	%(e)	0.96	%(e)	0.97%	0.97	%(f)
Net investment income (loss)	(0.13%)		0.70%		(0.35%)	(0.09	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$631,394		$711,259		$666,865	$656,773
Portfolio turnover	23%		29%		18%	17%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 2	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.45		$11.25		$11.85	$10.00
Income from investment operations:
Net investment income (loss)	(0.05)		0.09		(0.06)	0.00	(b)
Net realized and unrealized gain (loss)	4.72		2.11		(0.54)	1.85
Increase from payments by affiliate	—		—		—	0.00	(b)
Total from investment operations	4.67		2.20		(0.60)	1.85
Net asset value, end of period	$18.12		$13.45		$11.25	$11.85
Total return	34.72%		19.56%		(5.06%)	18.50	%(c)
Ratios to average net assets(d)
Total gross expenses	1.25	%(e)	1.26	%(e)	1.25%	1.31	%(f)
Total net expenses(g)	1.21	%(e)	1.21	%(e)	1.22%	1.22	%(f)
Net investment income (loss)	(0.33%)		0.68%		(0.55%)	0.02	%(f)
Supplemental data
Net assets, end of period (in thousands)	$11,839		$5,321		$2,710	$779
Portfolio turnover	23%		29%		18%	17%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 1	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.87		$8.63		$11.25	$10.00
Income from investment operations:
Net investment income	0.24		0.22		0.23	0.07
Net realized and unrealized gain (loss)	1.70		1.22		(2.31)	1.27
Increase from payments by affiliate	—		—		—	0.00	(b)
Total from investment operations	1.94		1.44		(2.08)	1.34
Less distributions to shareholders:
Net investment income	(0.26)		(0.20)		(0.23)	(0.09)
Net realized gains	—		—		(0.30)	—
Tax return of capital	—		—		(0.01)	—
Total distributions to shareholders	(0.26)		(0.20)		(0.54)	(0.09)
Net asset value, end of period	$11.55		$9.87		$8.63	$11.25
Total return	20.04%		17.01%		(19.37%)	13.53	%(c)
Ratios to average net assets(d)
Total gross expenses	1.00	%(e)	0.99	%(e)	1.00%	1.04	%(f)
Total net expenses(g)	0.89	%(e)	0.92	%(e)	0.93%	0.92	%(f)
Net investment income	2.27%		2.40%		2.29%	1.04	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,291,683		$1,580,912		$1,293,915	$1,254,171
Portfolio turnover	15%		16%		104%	29%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 2	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.85		$8.62		$11.24	$10.00
Income from investment operations:
Net investment income	0.19		0.20		0.19	0.02
Net realized and unrealized gain (loss)	1.72		1.21		(2.29)	1.30
Increase from payments by affiliate	—		—		—	0.00	(b)
Total from investment operations	1.91		1.41		(2.10)	1.32
Less distributions to shareholders:
Net investment income	(0.23)		(0.18)		(0.21)	(0.08)
Net realized gains	—		—		(0.30)	—
Tax return of capital	—		—		(0.01)	—
Total distributions to shareholders	(0.23)		(0.18)		(0.52)	(0.08)
Net asset value, end of period	$11.53		$9.85		$8.62	$11.24
Total return	19.80%		16.63%		(19.55%)	13.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.25	%(e)	1.24	%(e)	1.25%	1.29	%(f)
Total net expenses(g)	1.13	%(e)	1.17	%(e)	1.18%	1.17	%(f)
Net investment income	1.80%		2.23%		1.89%	0.28	%(f)
Supplemental data
Net assets, end of period (in thousands)	$5,321		$2,269		$1,702	$583
Portfolio turnover	15%		16%		104%	29%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.09	$9.93	$9.92	$9.62
Income from investment operations:
Net investment income	0.40	0.45	0.41	0.24
Net realized and unrealized gain (loss)	0.00 (b)	0.28	(0.19)	0.06
Total from investment operations	0.40	0.73	0.22	0.30
Less distributions to shareholders:
Net investment income	(0.44)	(0.49)	(0.19)	—
Net realized gains	(0.08)	(0.08)	(0.02)	—
Total distributions to shareholders	(0.52)	(0.57)	(0.21)	—
Net asset value, end of period	$9.97	$10.09	$9.93	$9.92
Total return	4.13%	7.59%	2.19%	3.12%
Ratios to average net assets(c)
Total gross expenses	0.79%	0.79%	0.79%	0.83	%(d)
Total net expenses(e)	0.72%	0.72%	0.68%	0.58	%(d)
Net investment income	4.01%	4.46%	4.15%	3.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$721,646	$776,324	$912,054	$788,430
Portfolio turnover	95%	41%	46%	19%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.96	$9.82	$9.83	$9.62
Income from investment operations:
Net investment income	0.37	0.42	0.38	0.25
Net realized and unrealized gain (loss)	0.01	0.27	(0.19)	(0.04)
Total from investment operations	0.38	0.69	0.19	0.21
Less distributions to shareholders:
Net investment income	(0.42)	(0.47)	(0.18)	—
Net realized gains	(0.08)	(0.08)	(0.02)	—
Total distributions to shareholders	(0.50)	(0.55)	(0.20)	—
Net asset value, end of period	$9.84	$9.96	$9.82	$9.83
Total return	3.92%	7.23%	1.91%	2.18%
Ratios to average net assets(b)
Total gross expenses	1.04%	1.04%	1.04%	1.08	%(c)
Total net expenses(d)	0.97%	0.97%	0.95%	0.83	%(c)
Net investment income	3.73%	4.24%	3.93%	3.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28,919	$12,156	$8,138	$1,735
Portfolio turnover	95%	41%	46%	19%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.20	$11.78	$12.06	$10.00
Income from investment operations:
Net investment income	0.05	0.10	0.08	0.04
Net realized and unrealized gain (loss)	4.08	1.32	(0.36)	2.02
Increase from payments by affiliate	—	—	—	0.00	(b)
Total from investment operations	4.13	1.42	(0.28)	2.06
Net asset value, end of period	$17.33	$13.20	$11.78	$12.06
Total return	31.29%	12.05%	(2.32%)	20.60	%(c)
Ratios to average net assets(d)
Total gross expenses	0.76%	0.75%	0.76%	0.78	%(e)
Total net expenses(f)	0.76%	0.74%	0.71%	0.70	%(e)
Net investment income	0.33%	0.75%	0.64%	0.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,604,396	$1,676,931	$1,682,839	$1,590,540
Portfolio turnover	116%	81%	71%	44%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.12	$11.73	$12.04	$10.00
Income from investment operations:
Net investment income	0.01	0.07	0.06	0.04
Net realized and unrealized gain (loss)	4.05	1.32	(0.37)	2.00
Increase from payments by affiliate	—	—	—	0.00	(b)
Total from investment operations	4.06	1.39	(0.31)	2.04
Net asset value, end of period	$17.18	$13.12	$11.73	$12.04
Total return	30.95%	11.85%	(2.58%)	20.40	%(c)
Ratios to average net assets(d)
Total gross expenses	1.01%	1.00%	1.01%	1.03	%(e)
Total net expenses(f)	1.01%	0.99%	0.97%	0.95	%(e)
Net investment income	0.08%	0.56%	0.49%	0.51	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4,955	$3,365	$1,917	$323
Portfolio turnover	116%	81%	71%	44%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 1	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.79	$10.54	$11.64		$10.00
Income from investment operations:
Net investment income	0.17	0.15	0.21		0.06
Net realized and unrealized gain (loss)	2.03	1.46	(0.98)		1.63
Increase from payments by affiliate	—	—	0.00	(b)	0.01
Total from investment operations	2.20	1.61	(0.77)		1.70
Less distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.21)		(0.06)
Net realized gains	(0.15)	(0.22)	(0.12)		—
Total distributions to shareholders	(0.36)	(0.36)	(0.33)		(0.06)
Net asset value, end of period	$13.63	$11.79	$10.54		$11.64
Total return	19.13%	15.74%	(6.92	%)(c)	17.11	%(d)
Ratios to average net assets(e)
Total gross expenses	0.98%	0.98%	1.00%		1.02	%(f)
Total net expenses(g)	0.98%	0.97%	0.95%		0.96	%(f)
Net investment income	1.39%	1.34%	1.86%		0.87	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,926,293	$1,982,101	$1,772,805		$1,645,212
Portfolio turnover	30%	28%	24%		17%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 2	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.76	$10.53	$11.63		$10.00
Income from investment operations:
Net investment income	0.12	0.11	0.13		0.02
Net realized and unrealized gain (loss)	2.05	1.47	(0.93)		1.65
Increase from payments by affiliate	—	—	0.00	(b)	0.01
Total from investment operations	2.17	1.58	(0.80)		1.68
Less distributions to shareholders:
Net investment income	(0.18)	(0.13)	(0.18)		(0.05)
Net realized gains	(0.15)	(0.22)	(0.12)		—
Total distributions to shareholders	(0.33)	(0.35)	(0.30)		(0.05)
Net asset value, end of period	$13.60	$11.76	$10.53		$11.63
Total return	18.89%	15.35%	(7.12	%)(c)	16.89	%(d)
Ratios to average net assets(e)
Total gross expenses	1.24%	1.23%	1.25%		1.29	%(f)
Total net expenses(g)	1.24%	1.22%	1.20%		1.21	%(f)
Net investment income	0.95%	1.03%	1.22%		0.30	%(f)
Supplemental data
Net assets, end of period (in thousands)	$6,813	$3,080	$1,889		$456
Portfolio turnover	30%	28%	24%		17%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.11	$10.91	$10.39	$10.00
Income from investment operations:
Net investment income	0.22	0.26	0.30	0.14
Net realized and unrealized gain (loss)	(0.47)	0.24	0.43	0.25
Total from investment operations	(0.25)	0.50	0.73	0.39
Less distributions to shareholders:
Net investment income	(0.23)	(0.27)	(0.13)	—
Net realized gains	(0.02)	(0.03)	(0.08)	—
Total distributions to shareholders	(0.25)	(0.30)	(0.21)	—
Net asset value, end of period	$10.61	$11.11	$10.91	$10.39
Total return	(2.23%)	4.63%	7.09%	3.90%
Ratios to average net assets(b)
Total gross expenses	0.57%	0.58%	0.60%	0.62	%(c)
Total net expenses(d)	0.57%	0.58%	0.58%	0.55	%(c)
Net investment income	2.03%	2.33%	2.83%	2.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,112,418	$2,817,256	$2,088,567	$1,791,928
Portfolio turnover	16%	14%	21%	78%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.07	$10.87	$10.37	$10.00
Income from investment operations:
Net investment income	0.19	0.23	0.27	0.15
Net realized and unrealized gain (loss)	(0.47)	0.25	0.43	0.22
Total from investment operations	(0.28)	0.48	0.70	0.37
Less distributions to shareholders:
Net investment income	(0.20)	(0.25)	(0.12)	—
Net realized gains	(0.02)	(0.03)	(0.08)	—
Total distributions to shareholders	(0.22)	(0.28)	(0.20)	—
Net asset value, end of period	$10.57	$11.07	$10.87	$10.37
Total return	(2.49%)	4.47%	6.76%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.83%	0.84%	0.87	%(c)
Total net expenses(d)	0.82%	0.83%	0.83%	0.80	%(c)
Net investment income	1.77%	2.07%	2.59%	2.26	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,720	$5,837	$3,103	$1,173
Portfolio turnover	16%	14%	21%	78%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.50		$11.59	$11.36	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		0.06	0.03	0.05
Net realized and unrealized gain	3.79		1.85	0.20	1.31
Total from investment operations	3.78		1.91	0.23	1.36
Net asset value, end of period	$17.28		$13.50	$11.59	$11.36
Total return	28.00%		16.48%	2.02%	13.60%
Ratios to average net assets(b)
Total gross expenses	0.87	%(c)	0.87%	0.88%	0.91	%(d)
Total net expenses(e)	0.83	%(c)	0.82%	0.83%	0.82	%(d)
Net investment income (loss)	(0.09%)		0.49%	0.25%	0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$965,195		$1,039,067	$916,179	$839,892
Portfolio turnover	37%		47%	44%	25%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.40		$11.54	$11.33	$10.00
Income from investment operations:
Net investment income (loss)	(0.05)		0.05	0.00 (b)	0.08
Net realized and unrealized gain	3.76		1.81	0.21	1.25
Total from investment operations	3.71		1.86	0.21	1.33
Net asset value, end of period	$17.11		$13.40	$11.54	$11.33
Total return	27.69%		16.12%	1.85%	13.30%
Ratios to average net assets(c)
Total gross expenses	1.13	%(d)	1.12%	1.13%	1.16	%(e)
Total net expenses(f)	1.08	%(d)	1.07%	1.08%	1.07	%(e)
Net investment income (loss)	(0.33%)		0.36%	0.03%	1.20	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,297		$2,333	$953	$348
Portfolio turnover	37%		47%	44%	25%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.51	$10.76	$10.76	$10.00
Income from investment operations:
Net investment income	0.25	0.24	0.21	0.10
Net realized and unrealized gain (loss)	4.23	1.51	(0.21)	0.66
Total from investment operations	4.48	1.75	—	0.76
Net asset value, end of period	$16.99	$12.51	$10.76	$10.76
Total return	35.81%	16.26%	0.00%	7.60%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.75%	0.76%	0.78	%(c)
Total net expenses(d)	0.74%	0.74%	0.69%	0.64	%(c)
Net investment income	1.71%	2.05%	1.95%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,327,134	$1,846,204	$1,739,492	$1,534,188
Portfolio turnover	18%	15%	15%	13%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.43	$10.72	$10.75	$10.00
Income from investment operations:
Net investment income	0.22	0.22	0.19	0.11
Net realized and unrealized gain (loss)	4.19	1.49	(0.22)	0.64
Total from investment operations	4.41	1.71	(0.03)	0.75
Net asset value, end of period	$16.84	$12.43	$10.72	$10.75
Total return	35.48%	15.95%	(0.28%)	7.50%
Ratios to average net assets(b)
Total gross expenses	0.99%	1.00%	1.01%	1.04	%(c)
Total net expenses(d)	0.99%	0.99%	0.95%	0.89	%(c)
Net investment income	1.45%	1.85%	1.80%	1.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,900	$2,766	$1,480	$365
Portfolio turnover	18%	15%	15%	13%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Mondrian International Small Cap Fund

	Year Ended December 31,
Class 1	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.45	$10.79		$12.46	$10.00
Income from investment operations:
Net investment income	0.26	0.29		0.30	0.12
Net realized and unrealized gain (loss)	1.61	2.27		(1.33)	2.44
Total from investment operations	1.87	2.56		(1.03)	2.56
Less distributions to shareholders:
Net investment income	(0.41)	(0.27)		(0.37)	(0.10)
Net realized gains	(0.30)	(0.63)		(0.27)	—
Total distributions to shareholders	(0.71)	(0.90)		(0.64)	(0.10)
Net asset value, end of period	$13.61	$12.45		$10.79	$12.46
Total return	15.80%	25.15%		(8.75%)	25.71%
Ratios to average net assets(b)
Total gross expenses	1.10%	1.11	%(c)	1.11%	1.20	%(d)
Total net expenses(e)	1.00%	1.04	%(c)	1.11%	1.20	%(d)
Net investment income	2.04%	2.45%		2.49%	1.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$428,859	$368,165		$318,383	$301,889
Portfolio turnover	18%	17%		21%	15%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Mondrian International Small Cap Fund

	Year Ended December 31,
Class 2	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.45	$10.79		$12.44	$10.00
Income from investment operations:
Net investment income	0.23	0.26		0.27	0.11
Net realized and unrealized gain (loss)	1.60	2.27		(1.31)	2.41
Total from investment operations	1.83	2.53		(1.04)	2.52
Less distributions to shareholders:
Net investment income	(0.39)	(0.24)		(0.34)	(0.08)
Net realized gains	(0.30)	(0.63)		(0.27)	—
Total distributions to shareholders	(0.69)	(0.87)		(0.61)	(0.08)
Net asset value, end of period	$13.59	$12.45		$10.79	$12.44
Total return	15.42%	24.85%		(8.83%)	25.29%
Ratios to average net assets(b)
Total gross expenses	1.35%	1.37	%(c)	1.36%	1.43	%(d)
Total net expenses(e)	1.25%	1.29	%(c)	1.36%	1.43	%(d)
Net investment income	1.80%	2.19%		2.24%	1.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$8	$7		$6	$6
Portfolio turnover	18%	17%		21%	15%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 1	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.89		$10.08		$11.74	$10.00
Income from investment operations:
Net investment income	0.24		0.29		0.23	0.17
Net realized and unrealized gain (loss)	0.14		2.76		(1.26)	1.56
Increase from payments by affiliate	—		—		—	0.01
Total from investment operations	0.38		3.05		(1.03)	1.74
Less distributions to shareholders:
Net investment income	(1.03)		(0.04)		(0.48)	—
Net realized gains	(0.53)		(0.20)		(0.15)	—
Total distributions to shareholders	(1.56)		(0.24)		(0.63)	—
Net asset value, end of period	$11.71		$12.89		$10.08	$11.74
Total return	3.28%		30.62%		(9.51%)	17.40	%(b)
Ratios to average net assets(c)
Total gross expenses	1.04	%(d)	1.03	%(d)	1.01%	1.11	%(e)
Total net expenses(f)	0.89	%(d)	0.89	%(d)	0.88%	0.86	%(e)
Net investment income	1.87%		2.46%		2.09%	2.48	%(e)
Supplemental data
Net assets, end of period (in thousands)	$310,093		$454,820		$401,238	$369,366
Portfolio turnover	25%		31%		18%	14%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 2	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$12.84		$10.05		$11.71	$10.00
Income from investment operations:
Net investment income	0.22		0.26		0.21	0.16
Net realized and unrealized gain (loss)	0.13		2.74		(1.25)	1.54
Increase from payments by affiliate	—		—		—	0.01
Total from investment operations	0.35		3.00		(1.04)	1.71
Less distributions to shareholders:
Net investment income	(1.00)		(0.01)		(0.47)	—
Net realized gains	(0.53)		(0.20)		(0.15)	—
Total distributions to shareholders	(1.53)		(0.21)		(0.62)	—
Net asset value, end of period	$11.66		$12.84		$10.05	$11.71
Total return	3.05%		30.21%		(9.62%)	17.10	%(b)
Ratios to average net assets(c)
Total gross expenses	1.29	%(d)	1.29	%(d)	1.27%	1.35	%(e)
Total net expenses(f)	1.14	%(d)	1.14	%(d)	1.13%	1.11	%(e)
Net investment income	1.77%		2.22%		1.95%	2.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$11,138		$6,516		$2,929	$880
Portfolio turnover	25%		31%		18%	14%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.29	$11.66	$11.26	$10.00
Income from investment operations:
Net investment income	0.39	0.38	0.36	0.25
Net realized and unrealized gain	3.35	1.25	0.04	1.01
Total from investment operations	3.74	1.63	0.40	1.26
Net asset value, end of period	$17.03	$13.29	$11.66	$11.26
Total return	28.14%	13.98%	3.55%	12.60%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.75%	0.76%	0.78	%(c)
Total net expenses(d)	0.75%	0.75%	0.72%	0.64	%(c)
Net investment income	2.58%	2.98%	3.15%	3.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,058,095	$1,843,656	$1,754,511	$1,544,544
Portfolio turnover	29%	42%	32%	24%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.21	$11.61	$11.24	$10.00
Income from investment operations:
Net investment income	0.35	0.35	0.34	0.25
Net realized and unrealized gain	3.31	1.25	0.03	0.99
Total from investment operations	3.66	1.60	0.37	1.24
Net asset value, end of period	$16.87	$13.21	$11.61	$11.24
Total return	27.71%	13.78%	3.29%	12.40%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.00%	1.01%	1.03	%(c)
Total net expenses(d)	1.00%	1.00%	0.99%	0.89	%(c)
Net investment income	2.29%	2.75%	3.00%	3.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,908	$3,883	$1,589	$183
Portfolio turnover	29%	42%	32%	24%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.96	$11.41	$11.42	$10.00
Income from investment operations:
Net investment income	0.01	0.04	0.01	0.01
Net realized and unrealized gain (loss)	4.73	1.51	(0.02)	1.41
Total from investment operations	4.74	1.55	(0.01)	1.42
Net asset value, end of period	$17.70	$12.96	$11.41	$11.42
Total return	36.57%	13.58%	(0.09%)	14.20%
Ratios to average net assets(b)
Total gross expenses	0.76%	0.75%	0.75%	0.80	%(c)
Total net expenses(d)	0.76%	0.75%	0.73%	0.70	%(c)
Net investment income	0.07%	0.31%	0.09%	0.18	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,326,310	$1,685,695	$1,673,806	$1,192,955
Portfolio turnover	69%	63%	47%	109%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.87	$11.36	$11.40	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	4.69	1.49	(0.03)	1.41
Total from investment operations	4.66	1.51	(0.04)	1.40
Net asset value, end of period	$17.53	$12.87	$11.36	$11.40
Total return	36.21%	13.29%	(0.35%)	14.00%
Ratios to average net assets(b)
Total gross expenses	1.01%	1.00%	1.01%	1.04	%(c)
Total net expenses(d)	1.01%	1.00%	0.99%	0.95	%(c)
Net investment income (loss)	(0.19%)	0.16%	(0.06%)	(0.12	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,663	$1,367	$596	$42
Portfolio turnover	69%	63%	47%	109%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$13.05	$11.74	$11.77		$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	0.04	(0.03)		(0.02)
Net realized and unrealized gain (loss)	5.28	1.27	(0.00	)(b)(c)	1.79
Total from investment operations	5.25	1.31	(0.03)		1.77
Net asset value, end of period	$18.30	$13.05	$11.74		$11.77
Total return	40.23%	11.16%	(0.25%)		17.70%
Ratios to average net assets(d)
Total gross expenses	1.03%	1.03%	1.03%		1.08	%(e)
Total net expenses(f)	0.96%	0.99%	1.03%		1.07	%(e)
Net investment income (loss)	(0.19%)	0.33%	(0.29%)		(0.24	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$622,614	$510,214	$505,966		$483,631
Portfolio turnover	53%	70%	67%		43%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Rounds to zero.

(c)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$12.96	$11.68	$11.75		$10.00
Income from investment operations:
Net investment income (loss)	(0.08)	0.03	(0.05)		(0.03)
Net realized and unrealized gain (loss)	5.25	1.25	(0.02	)(b)	1.78
Total from investment operations	5.17	1.28	(0.07)		1.75
Net asset value, end of period	$18.13	$12.96	$11.68		$11.75
Total return	39.89%	10.96%	(0.60%)		17.50%
Ratios to average net assets(c)
Total gross expenses	1.28%	1.28%	1.28%		1.34	%(d)
Total net expenses(e)	1.21%	1.24%	1.28%		1.32	%(d)
Net investment income (loss)	(0.48%)	0.21%	(0.47%)		(0.40	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,841	$1,252	$631		$131
Portfolio turnover	53%	70%	67%		43%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.48	$10.62	$10.37	$10.00
Income from investment operations:
Net investment income	0.09	0.07	0.21	0.08
Net realized and unrealized gain (loss)	(0.32)	0.17	0.35	0.29
Total from investment operations	(0.23)	0.24	0.56	0.37
Less distributions to shareholders:
Net investment income	(0.08)	(0.20)	(0.08)	—
Net realized gains	(0.15)	(0.18)	(0.23)	—
Total distributions to shareholders	(0.23)	(0.38)	(0.31)	—
Net asset value, end of period	$10.02	$10.48	$10.62	$10.37
Total return	(2.19%)	2.32%	5.53%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.61%	0.62%	0.63%	0.68	%(c)
Total net expenses(d)	0.61%	0.60%	0.56%	0.55	%(c)
Net investment income	0.85%	0.69%	2.04%	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,247,945	$1,479,732	$1,241,618	$1,087,790
Portfolio turnover	1,233%	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.44	$10.59	$10.36	$10.00
Income from investment operations:
Net investment income	0.06	0.04	0.19	0.08
Net realized and unrealized gain (loss)	(0.31)	0.17	0.34	0.28
Total from investment operations	(0.25)	0.21	0.53	0.36
Less distributions to shareholders:
Net investment income	(0.05)	(0.18)	(0.07)	—
Net realized gains	(0.15)	(0.18)	(0.23)	—
Total distributions to shareholders	(0.20)	(0.36)	(0.30)	—
Net asset value, end of period	$9.99	$10.44	$10.59	$10.36
Total return	(2.36%)	2.05%	5.20%	3.60%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.87%	0.88%	0.95	%(c)
Total net expenses(d)	0.86%	0.85%	0.81%	0.80	%(c)
Net investment income	0.60%	0.40%	1.79%	1.25	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,260	$3,684	$1,509	$478
Portfolio turnover	1,233%	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.24	$9.65	$11.57	$10.00
Income from investment operations:
Net investment income	0.20	0.23	0.24	0.05
Net realized and unrealized gain (loss)	2.12	1.73	(1.62)	1.56
Total from investment operations	2.32	1.96	(1.38)	1.61
Less distributions to shareholders:
Net investment income	(0.27)	(0.21)	(0.26)	(0.04)
Net realized gains	(0.30)	(0.16)	(0.28)	—
Total distributions to shareholders	(0.57)	(0.37)	(0.54)	(0.04)
Net asset value, end of period	$12.99	$11.24	$9.65	$11.57
Total return	21.51%	20.92%	(12.59%)	16.14%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.01%	1.01%	1.06	%(c)
Total net expenses(d)	1.00%	0.98%	0.95%	0.96	%(c)
Net investment income	1.64%	2.19%	2.19%	0.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,427,986	$1,195,137	$1,091,985	$1,019,309
Portfolio turnover	78%	66%	63%	43%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.21	$9.63	$11.56	$10.00
Income from investment operations:
Net investment income	0.14	0.19	0.19	0.02
Net realized and unrealized gain (loss)	2.15	1.74	(1.60)	1.57
Total from investment operations	2.29	1.93	(1.41)	1.59
Less distributions to shareholders:
Net investment income	(0.25)	(0.19)	(0.24)	(0.03)
Net realized gains	(0.30)	(0.16)	(0.28)	—
Total distributions to shareholders	(0.55)	(0.35)	(0.52)	(0.03)
Net asset value, end of period	$12.95	$11.21	$9.63	$11.56
Total return	21.27%	20.59%	(12.87%)	15.92%
Ratios to average net assets(b)
Total gross expenses	1.25%	1.26%	1.26%	1.30	%(c)
Total net expenses(d)	1.25%	1.24%	1.20%	1.21	%(c)
Net investment income	1.16%	1.88%	1.85%	0.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,282	$1,297	$596	$87
Portfolio turnover	78%	66%	63%	43%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.33	$10.32	$10.19	$10.02
Income from investment operations:
Net investment income	0.05	0.11	0.14	0.11
Net realized and unrealized gain (loss)	(0.06)	0.10	0.10	0.06
Total from investment operations	(0.01)	0.21	0.24	0.17
Less distributions to shareholders:
Net investment income	(0.10)	(0.12)	(0.08)	—
Net realized gains	(0.08)	(0.08)	(0.03)	—
Total distributions to shareholders	(0.18)	(0.20)	(0.11)	—
Net asset value, end of period	$10.14	$10.33	$10.32	$10.19
Total return	(0.14%)	2.01%	2.41%	1.70%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.60%	0.60%	0.62	%(c)
Total net expenses(d)	0.59%	0.59%	0.57%	0.55	%(c)
Net investment income	0.47%	1.03%	1.34%	1.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,455,893	$2,106,703	$1,779,392	$1,574,515
Portfolio turnover	282%	356%	529%	360%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.29	$10.29	$10.17	$10.02
Income from investment operations:
Net investment income	0.02	0.08	0.11	0.10
Net realized and unrealized gain (loss)	(0.07)	0.10	0.11	0.05
Total from investment operations	(0.05)	0.18	0.22	0.15
Less distributions to shareholders:
Net investment income	(0.07)	(0.10)	(0.07)	—
Net realized gains	(0.08)	(0.08)	(0.03)	—
Total distributions to shareholders	(0.15)	(0.18)	(0.10)	—
Net asset value, end of period	$10.09	$10.29	$10.29	$10.17
Total return	(0.49%)	1.76%	2.18%	1.50%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.85%	0.85%	0.86	%(c)
Total net expenses(d)	0.84%	0.84%	0.82%	0.80	%(c)
Net investment income	0.23%	0.76%	1.10%	1.57	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,460	$2,189	$1,005	$469
Portfolio turnover	282%	356%	529%	360%

Notes to Financial Highlights

(a)  For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — Limited Duration Credit Fund; Variable Portfolio — American Century Diversified Bond Fund; Variable Portfolio — American Century Growth Fund; Variable Portfolio — Columbia Wanger International Equities Fund; Variable Portfolio — Columbia Wanger U.S. Equities Fund; Variable Portfolio — DFA International Value Fund; Variable Portfolio — Eaton Vance Floating-Rate Income Fund; Variable Portfolio — Holland Large Cap Growth Fund (formerly Variable Portfolio — Marsico Growth Fund) ; Variable Portfolio — Invesco International Growth Fund; Variable Portfolio — J.P. Morgan Core Bond Fund; Variable Portfolio — Jennison Mid Cap Growth Fund; Variable Portfolio — MFS Value Fund; Variable Portfolio — Mondrian International Small Cap Fund; Variable Portfolio — Morgan Stanley Global Real Estate Fund; Variable Portfolio — NFJ Dividend Value Fund; Variable Portfolio — Nuveen Winslow Large Cap Growth Fund; Variable Portfolio — Partners Small Cap Growth Fund; Variable Portfolio — PIMCO Mortgage-Backed Securities Fund; Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Reference to shares and shareholders within these financial statements refer to partners' interests and partners.

Each Fund currently operates as a diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter (OTC) or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an OTC or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold

(e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

The put option held at December 31, 2013 was acquired through a transaction between the Variable Portfolio — Wanger International Equities Fund and the controlling shareholder of Archipelago Resources (the "Controlling Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally a put option would be bought to decrease the Variable Portfolio — Wanger International Equities Fund's exposure to the underlying stock. However, in this case the put option related to the proposed restructuring of Archipelago Resources provides the Variable Portfolio — Wanger International Equities Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between the Variable Portfolio — Wanger International Equities Fund and the Controlling Shareholder.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund's securities	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — Mondrian International Small Cap Fund
To shift foreign currency exposure back to U.S. dollars	Variable Portfolio — Mondrian International Small Cap Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchanged traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Limited Duration Credit Fund and Variable Portfolio — American Century Diversified Bond Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Limited Duration Credit Fund, Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — Pyramis® International Equity Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Variable Portfolio — Pyramis® International Equity Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

Variable Portfolio — American Century Diversified Bond Fund

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(b)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	3,921,010	—	3,921,010	—	—	—	3,921,010

(a) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due to counterparties in the event of default.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Variable Portfolio — Mondrian International Small Cap Fund

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	675,939	—	675,939	778	—	—	675,161
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	778	—	778	778	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the
Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — Limited Duration Credit Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	16,416,975	*

* Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	11,555,860
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	15,303,657

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	33,976

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,798,783 *
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,921,010

* Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	1,691,747	—	1,691,747
Interest rate risk	—	1,852,117	1,852,117
Total	1,691,747	1,852,117	3,543,864
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(3,516,616)	—	(3,516,616)
Interest rate risk	—	3,798,783	3,798,783
Total	(3,516,616)	3,798,783	282,167

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	35
Futures contracts	4,581

Variable Portfolio — Columbia Wanger International Equities Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Options, at value	234,923

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options ($)
Equity risk	234,923

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Option	1

Variable Portfolio — Mondrian International Small Cap Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	675,939
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	778

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	898,549
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	771,478

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	16

Variable Portfolio — Pyramis® International Equity Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	2,791,200	*

* Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	4,719,214
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,601,186

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	3,266

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of December 31, 2013:

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Repurchase Agreements	52,900,000	—	52,900,000	—	—	52,900,000	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Investments in Loans

Certain Funds may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Floating Rate Loans

Certain Funds invest primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall; however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund has certain Master Securities Forward Transaction Agreements (MSFTAs), which provide terms and conditions governing the collateralization and settlement of certain forward-settling transactions. As of December 31, 2013, the Fund pledged securities totaling $242,000 as collateral under the MSFTAs, cash and securities received by the Fund as collateral under the MSFTAs equaled $388,500 as of the same date.

Forward Sale Commitments

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Principal Only Securities

Certain Funds may invest in Principal Only Securities (POs). POs are stripped securities entitled to receive most, if not all, of the principal from the underlying obligation, but not the interest. The Fund may also invest in stripped mortgage-backed securities. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each Fund's net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio — Limited Duration Credit Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund, and Variable Portfolio — Wells Fargo Short Duration Government Fund intend to qualify each year as separate "regulated investment companies" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — Mondrian International Small Cap Fund and Variable Portfolio — Pyramis® International Equity Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio — Limited Duration Credit Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of each Fund at the next calculated net asset value after the distribution is paid.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds' subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2013, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Limited Duration Credit Fund	0.48	0.29	0.46
Variable Portfolio — American Century Diversified Bond Fund	0.48	0.375	0.44
Variable Portfolio — American Century Growth Fund	0.65	0.50	0.64
Variable Portfolio — Columbia Wanger International Equities Fund	0.95	0.72	0.91
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.90	0.80	0.85
Variable Portfolio — DFA International Value Fund	0.85	0.70	0.84
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63
Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Variable Portfolio — Holland Large Cap Growth Fund*	0.65	0.50	0.63
Variable Portfolio — Invesco International Growth Fund	0.85	0.70	0.83
Variable Portfolio — J.P. Morgan Core Bond Fund	0.48	0.375	0.44
Variable Portfolio — Jennison Mid Cap Growth Fund	0.75	0.65	0.75
Variable Portfolio — MFS Value Fund	0.65	0.50	0.62
Variable Portfolio — Mondrian International Small Cap Fund	0.95	0.85	0.93
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85
Variable Portfolio — NFJ Dividend Value Fund	0.65	0.50	0.62
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.64
Variable Portfolio — Partners Small Cap Growth Fund	0.90	0.80	0.87
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.48	0.375	0.47
Variable Portfolio — Pyramis® International Equity Fund	0.85	0.70	0.84
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.48	0.375	0.46

* In January 2013, the Board approved a voluntary waiver for the Variable Portfolio — Holland Large Cap Growth Fund to reduce the fee rate charged on the Fund's assets between $1.5 billion and $2 billion from 0.60% to 0.55%. The voluntary waiver was in effect for the period January 23, 2013 through April 30, 2013.

Prior to June 1, 2013, the fee rate range for the following Funds was as follows:

Fund	High (%)	Low (%)
Variable Portfolio — American Century Diversified Bond Fund	0.48	0.40
Variable Portfolio — Columbia Wanger International Equities Fund	0.95	0.85
Variable Portfolio — J.P. Morgan Core Bond Fund	0.48	0.40
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.48	0.40
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.48	0.40

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund's assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — American Century Growth Fund	American Century Investment Management, Inc.
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio — Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio — DFA International Value Fund	Dimensional Fund Advisors, L.P.
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — Holland Large Cap Growth Fund	Holland Capital Management LLC**
Variable Portfolio — Invesco International Growth Fund	Invesco Advisers, Inc.
Variable Portfolio — J.P. Morgan Core Bond Fund	J.P. Morgan Investment Management Inc.
Variable Portfolio — Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio — MFS Value Fund	Massachusetts Financial Services Company
Variable Portfolio — Mondrian International Small Cap Fund	Mondrian Investment Partners Limited
Variable Portfolio — Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
Variable Portfolio — NFJ Dividend Value Fund	NFJ Investment Group LLC
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management LLC
Variable Portfolio — Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C. The London Company*** Wells Capital Management Incorporated
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	Pacific Investment Management Company LLC
Variable Portfolio — Pyramis® International Equity Fund	Pyramis Global Advisors, LLC
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

* A wholly-owned subsidiary of the Investment Manager.

** Subadvisory agreement became effective on March 25, 2013; prior to March 25, 2013, Marsico Capital Management, LLC was the subadvisor to the Fund

*** London Company of Virginia, doing business as The London Company.

New investments in Variable Portfolio — Partners Small Cap Growth Fund, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2013, was as follows:

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Columbia Variable Portfolio — Limited Duration Credit Fund	0.07	0.04	0.06
Variable Portfolio — American Century Diversified Bond Fund	0.07	0.04	0.06
Variable Portfolio — American Century Growth Fund	0.06	0.03	0.06
Variable Portfolio — Columbia Wanger International Equities Fund	0.08	0.05	0.08
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.08	0.05	0.08
Variable Portfolio — DFA International Value Fund	0.08	0.05	0.08
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07
Variable Portfolio — Holland Large Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — Invesco International Growth Fund	0.08	0.05	0.07
Variable Portfolio — J.P. Morgan Core Bond Fund	0.07	0.04	0.06
Variable Portfolio — Jennison Mid Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — MFS Value Fund	0.06	0.03	0.05
Variable Portfolio — Mondrian International Small Cap Fund	0.08	0.05	0.08
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08
Variable Portfolio — NFJ Dividend Value Fund	0.06	0.03	0.05
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.06

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Variable Portfolio — Partners Small Cap Growth Fund	0.08	0.05	0.08
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.07	0.04	0.07
Variable Portfolio — Pyramis® International Equity Fund	0.08	0.05	0.08
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	7,844
Variable Portfolio — American Century Diversified Bond Fund	8,338
Variable Portfolio — American Century Growth Fund	4,517
Variable Portfolio — Columbia Wanger International Equities Fund	2,851
Variable Portfolio — Columbia Wanger U.S. Equities Fund	3,090
Variable Portfolio — DFA International Value Fund	4,549
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	3,205
Variable Portfolio — Holland Large Cap Growth Fund	4,713
Variable Portfolio — Invesco International Growth Fund	5,892
Variable Portfolio — J.P. Morgan Core Bond Fund	8,181
Variable Portfolio — Jennison Mid Cap Growth Fund	3,840
Variable Portfolio — MFS Value Fund	6,082
Variable Portfolio — Mondrian International Small Cap Fund	2,259
Variable Portfolio — Morgan Stanley Global Real Estate Fund	2,355
Variable Portfolio — NFJ Dividend Value Fund	5,878
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	4,609
Variable Portfolio — Partners Small Cap Growth Fund	2,625
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	4,686
Variable Portfolio — Pyramis® International Equity Fund	4,220
Variable Portfolio — Wells Fargo Short Duration Government Fund	6,658

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014		Prior to May 1, 2013
	Class 1	Class 2	Class 1	Class 2
Columbia Variable Portfolio — Limited Duration Credit Fund	0.57%	0.82%	0.53%	0.78%
Variable Portfolio — American Century Diversified Bond Fund	0.72	0.97	0.71	0.96
Variable Portfolio — American Century Growth Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Columbia Wanger International Equities Fund	1.00	1.25	1.00	1.25
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.96	1.21	0.96	1.21
Variable Portfolio — DFA International Value Fund	0.87	1.12	0.91	1.16
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.72	0.97	0.72	0.97
Variable Portfolio — Holland Large Cap Growth Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Invesco International Growth Fund	1.00	1.25	1.00	1.25
Variable Portfolio — J.P. Morgan Core Bond Fund	0.72	0.97	0.71	0.96
Variable Portfolio — Jennison Mid Cap Growth Fund	0.83	1.08	0.82	1.07
Variable Portfolio — MFS Value Fund	0.77	1.02	0.79	1.04
Variable Portfolio — Mondrian International Small Cap Fund	1.00	1.25	1.00	1.25
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.89	1.14	0.89	1.14
Variable Portfolio — NFJ Dividend Value Fund	0.77	1.02	0.76	1.01
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Partners Small Cap Growth Fund	0.96	1.21	0.97	1.22
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.65	0.90	0.64	0.89
Variable Portfolio — Pyramis® International Equity Fund	1.00	1.25	1.00	1.25
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.60	0.85	0.60	0.85

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, tax straddles, prior year post financial statement adjustments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statements of Assets and

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Liabilities. Temporary differences do not require reclassifications. In the Statements of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	2	—	(2)
Variable Portfolio — American Century Diversified Bond Fund	1,212,326	(1,212,326)	—
Variable Portfolio — Columbia Wanger International Equities Fund	11,968,927	(11,968,925)	(2)
Variable Portfolio — DFA International Value Fund	(204,298)	204,298	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	—	—
Variable Portfolio — Invesco International Growth Fund	1,454,175	(1,454,175)	—
Variable Portfolio — J.P. Morgan Core Bond Fund	158,486	(158,486)	—
Variable Portfolio — Mondrian International Small Cap Fund	1,101,781	(1,101,784)	3
Variable Portfolio — Morgan Stanley Global Real Estate Fund	13,598,162	(13,598,162)	—
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	703,326	(703,326)	—
Variable Portfolio — Pyramis® International Equity Fund	4,274,889	(4,274,891)	2
Variable Portfolio — Wells Fargo Short Duration Government Fund	(300,629)	300,629	—

Net investment income and net realized gains (losses), as disclosed in the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2013				Year Ended December 31, 2012
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	99,285,678	—	—	99,285,678	73,078,977	—	—	73,078,977
Variable Portfolio — American Century Diversified Bond Fund	78,047,760	35,083,218	—	113,130,978	70,510,049	8,035,817	—	78,545,866
Variable Portfolio — Columbia Wanger International Equities Fund	18,587,254	10,006,741	—	28,593,995	7,850,356	9,986,748	—	17,837,104
Variable Portfolio — DFA International Value Fund	30,006,955	—	—	30,006,955	34,002,193	—	—	34,002,193
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	36,772,322	5,117,054	—	41,889,376	45,298,924	1,886,640	—	47,185,564
Variable Portfolio — Invesco International Growth Fund	32,135,367	21,642,186	—	53,777,553	43,725,879	19,790,853	—	63,516,732
Variable Portfolio — J.P. Morgan Core Bond Fund	62,631,180	4,570,604	—	67,201,784	64,360,860	6,095,181	—	70,456,041
Variable Portfolio — Mondrian International Small Cap Fund	12,972,239	9,330,751	—	22,302,990	14,935,990	11,827,811	—	26,763,801

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

	Year Ended December 31, 2013				Year Ended December 31, 2012
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Variable Portfolio — Morgan Stanley Global Real Estate Fund	33,572,623	14,215,327	—	47,787,950	4,373,031	4,808,753	—	9,181,784
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	31,882,363	458,147	—	32,340,510	48,909,770	1,148,097	—	50,057,867
Variable Portfolio — Pyramis® International Equity Fund	28,226,174	29,639,322	—	57,865,496	26,674,273	15,326,235	—	42,000,508
Variable Portfolio — Wells Fargo Short Duration Government Fund	37,362,131	2,651,052	—	40,013,183	34,155,825	3,545,421	—	37,701,246

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Accumulated Long-term Gain ($)	Accumulated Realized Loss ($)	Unrealized Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	61,037,343	40,090,786	—	2,917,051
Variable Portfolio — American Century Diversified Bond Fund	47,897,723	2,562,498	—	(22,746,807)
Variable Portfolio — Columbia Wanger International Equities Fund	14,249,926	42,744,051	—	151,548,864
Variable Portfolio — DFA International Value Fund	1,381,515	56,540,823	—	227,830,849
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	33,805,520	4,707,742	—	(1,443,436)
Variable Portfolio — Invesco International Growth Fund	7,887,892	142,402,911	—	455,740,632
Variable Portfolio — J.P. Morgan Core Bond Fund	59,795,966	2,745,175	—	(14,608,720)
Variable Portfolio — Mondrian International Small Cap Fund	1,874,719	15,300,467	—	97,969,735
Variable Portfolio — Morgan Stanley Global Real Estate Fund	8,591,742	38,053,371	—	39,747,392
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	11,477,577	—	—	(19,342,818)
Variable Portfolio — Pyramis® International Equity Fund	30,810,168	90,447,195	—	248,153,777
Variable Portfolio — Wells Fargo Short Duration Government Fund	10,036,265	—	—	(2,927,687)

At December 31, 2013, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	2,901,755,681	20,710,468	(17,793,417)	2,917,051
Variable Portfolio — American Century Diversified Bond Fund	3,618,774,887	37,735,546	(60,482,353)	(22,746,807)
Variable Portfolio — Columbia Wanger International Equities Fund	562,032,953	171,351,295	(19,802,431)	151,548,864
Variable Portfolio — DFA International Value Fund	1,065,581,620	302,039,576	(74,208,727)	227,830,849
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	760,239,122	4,547,389	(5,990,825)	(1,443,436)
Variable Portfolio — Invesco International Growth Fund	1,470,684,732	484,859,865	(29,119,233)	455,740,632
Variable Portfolio — J.P. Morgan Core Bond Fund	3,120,278,483	49,250,584	(63,859,304)	(14,608,720)
Variable Portfolio — Mondrian International Small Cap Fund	329,410,508	110,893,028	(12,923,293)	97,969,735
Variable Portfolio — Morgan Stanley Global Real Estate Fund	279,145,153	46,549,438	(6,802,046)	39,747,392
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	1,657,403,091	4,830,675	(24,173,493)	(19,342,818)
Variable Portfolio — Pyramis® International Equity Fund	1,179,262,505	256,337,622	(8,183,845)	248,153,777
Variable Portfolio — Wells Fargo Short Duration Government Fund	2,514,621,203	6,502,669	(9,430,356)	(2,927,687)

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Unlimited Short-term ($)	Unlimited Long-term ($)	Total ($)
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	21,829,650	1,173,648	23,003,298
Variable Portfolio — Wells Fargo Short Duration Government Fund	7,977,168	—	7,977,168

For the year ended December 31, 2013, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Variable Portfolio — DFA International Value Fund	22,590,908	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	2,358,001,291	2,335,798,558	78,338,390	261,304,289
Variable Portfolio — American Century Diversified Bond Fund	6,559,969,887	5,973,645,947	5,597,042,832	5,309,440,367
Variable Portfolio — American Century Growth Fund	911,395,715	1,824,194,589	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	305,073,704	332,341,425	—	—
Variable Portfolio — Columbia Wanger U.S. Equities Fund	168,253,232	464,867,582	—	—
Variable Portfolio — DFA International Value Fund	197,498,550	686,047,214	—	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	734,819,496	738,978,781	—	—
Variable Portfolio — Holland Large Cap Growth Fund	1,654,399,566	2,026,142,947	—	—
Variable Portfolio — Invesco International Growth Fund	528,103,375	819,318,789	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	889,522,502	458,930,988	384,493,674	146,148,328
Variable Portfolio — Jennison Mid Cap Growth Fund	383,385,565	685,059,246	—	—
Variable Portfolio — MFS Value Fund	377,039,827	497,306,824	—	—
Variable Portfolio — Mondrian International Small Cap Fund	84,859,067	71,729,725	—	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	102,591,825	247,409,481	—	—
Variable Portfolio — NFJ Dividend Value Fund	543,974,959	794,744,028	—	—
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	910,930,695	1,675,417,858	—	—
Variable Portfolio — Partners Small Cap Growth Fund	290,712,393	367,585,517	—	—
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	20,473,677,472	20,628,698,409	20,324,239,491	20,544,959,649
Variable Portfolio — Pyramis® International Equity Fund	945,517,703	995,898,653	—	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	6,766,491,813	6,387,629,744	5,356,133,572	5,538,681,502

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Note 6. Commission Recapture

Variable Portfolio — Pyramis International Equity Fund participated in the Pyramis Global Advisors' commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2013, the Fund received cash rebates of $929,205 from the Program which are included in net realized gain or loss on investments in the Statements of Operations.

Note 7. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2013, the affiliated shareholder accounts; including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrate accounts may have a significant effect on the operations of the Funds.

Note 9. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2013, the average daily loan balance outstanding for the Funds on days when borrowings existed was as follows:

Fund	Average Daily Loan Balance Outstanding ($)	Weighted Average Interest Rate (%)
Variable Portfolio — Columbia Wanger U.S. Equities Fund	9,750,000	1.18
Variable Portfolio — DFA International Value Fund	3,800,000	1.20
Variable Portfolio — Jennison Mid Cap Growth Fund	5,700,000	1.17
Variable Portfolio — Morgan Stanley Global Real Estate Fund	3,658,000	1.18

No other Funds had borrowings during the year ended December 31, 2013.

Note 10. Significant Risks

Consumer Discretionary Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Nuveen Winslow Large Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — MFS Value Fund and Variable Portfolio — NFJ Dividend Value Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if they were invested in a wider variety of companies in unrelated sectors.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Floating Rate Loan Risk

Variable Portfolio — Eaton Vance Floating-Rate Income Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall; however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Columbia Wanger U.S. Equities Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — American Century Growth Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Small- and Mid-Cap Company Risk

Investments in small- and medium capitalization companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may trade only OTC or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies, which may make securities of small- and mid-cap companies less liquid and more volatile than the securities of larger companies.

Annual Report 2013

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2013

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Limited Duration Credit Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Holland Large Cap Growth Fund (formerly Variable Portfolio — Marsico Growth Fund), Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund (the "Funds", constituting part of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Funds for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2014

Annual Report 2013

Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designate the following tax attributes for distributions paid in the fiscal year ended December 31, 2013.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Source Income ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	—	42,095,325	—	—
Variable Portfolio — American Century Diversified Bond Fund	—	2,888,242	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	—	45,047,963	1,415,007	16,481,766
Variable Portfolio — DFA International Value Fund	—	59,367,864	3,193,440	45,907,525
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	5,047,819	—	—
Variable Portfolio — Invesco International Growth Fund	—	150,047,429	2,551,886	49,324,612
Variable Portfolio — J.P. Morgan Core Bond Fund	—	2,986,933	—	—
Variable Portfolio — Mondrian International Small Cap Fund	0.08	16,175,566	805,576	13,572,103
Variable Portfolio — Morgan Stanley Global Real Estate Fund	1.45	40,066,328	370,559	21,364,922
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	—	—	—	—
Variable Portfolio — Pyramis® International Equity Fund	0.09	95,284,491	2,318,962	36,498,138
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013

Variable Portfolio Funds

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013

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Annual Report 2013

Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the fund and the investment product through which the fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6546 F (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Commodity Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned -5.48% for the eight-month period from the Fund's inception on April 30, 2013 through December 31, 2013.

>  In a difficult period for commodities, the Fund held up slightly better than its benchmark, the Dow Jones-UBS Commodity Index Total Return, which returned -5.87% for the same period.

>  Positioning in energy, especially in oil-based energy, helped relative performance. An underweight in natural gas detracted from results.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 1	04/30/13	-5.48
Class 2	04/30/13	-5.48
Dow Jones-UBS Commodity Index Total Return		-5.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Dow Jones-UBS Commodity Index Total Return is a total return index based on the Dow Jones-UBS Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Commodity Strategy Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned -5.48% during the eight months from the Fund's inception on April 30, 2013 through December 31, 2013. The Fund's benchmark, the Dow Jones-UBS Commodity Index Total Return, returned -5.87% for the same time period. Positioning in the energy sector, especially in oil-based energy, helped relative performance. An underweight in natural gas detracted from results. The Fund uses futures contracts and other derivatives to gain exposure to the commodity markets.

U.S. Economy Gained Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove U.S. economic growth steadily higher in 2013. The improving economy helped drive the performance of domestic stocks during the year, especially in an environment supported by the U.S. Federal Reserve and other central banks. Equities in most major developed markets also produced strong gains in 2013, but most emerging markets lagged amid concerns about the effects of rising interest rates in the United States and a potential slowing of asset flows to developing nations, particularly those with large current account deficits. Slowing growth trends in China also had ripple effects on other emerging markets. Against this backdrop, world commodity price generally moved lower during the period. Precious metals prices declined sharply as the U.S. economy strengthened and domestic oil production increased, leading to a revitalization of the U.S. dollar as the world's reserve currency. At the same time, increasing production combined with the slowing of demand from China to undercut prices for base metals. Meanwhile, grain production in the northern hemisphere rebounded after two years of drought, leading to declining prices for grains and oil seeds. Oil outperformed other commodities on strong fundamentals and uncertainties about how geopolitical risks in the Middle East could affect longer-term supplies.

Strong Fundamentals Helped Energy

In a year that was weak overall for commodities, the Fund did well to take steps that minimized losses and held up just slightly better than the benchmark in that regard. The Fund's exposure to energy aided relative to the benchmark. The Fund was significantly overweight in energy on the view that oil-based energy had the strongest fundamentals among commodity investments. We believed that geopolitical risks would continue to put upward pressure on prices by suppressing oil production, especially in the Middle East, where the largest and most accessible reserves are located. We think this is a long-term structural issue that will persist in keeping oil and oil-product prices high. Within the energy sector, we overweighted Brent crude, which tends to reflect oil prices in the Middle East, Europe and Africa, versus West Texas Intermediate (WTI) crude. Both Brent crude and WTI crude are major trading classifications for oil worldwide and

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at December 31, 2013)(a)
Commodities Futures Contracts
Agriculture	32.7
Energy	44.4
Industrial Metals	12.9
Precious Metals	10.0
Total Notional Market Value of Commodities Futures Contracts	100.0

(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $121,501,695. See Futures Contracts Outstanding at December 31, 2013 on page 7.

Other Portfolio Holding (%) (at December 31, 2013)(a)
Affiliated Money Market Fund	46.8
Treasury Bills	14.8
U.S. Government & Agency Obligations	34.0
Other Assets and Liabilities	4.4
Total Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government agency obligations, which have been segregated to cover obligations relating to the Fund's investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

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Columbia Variable Portfolio — Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

serve as benchmarks for pricing. In addition, the Fund's overweight exposures to gasoline and distillates supported relative results.

The Fund's underweight exposure to base metals also helped results. We de-emphasized metals because of the slowdown in demand from China, which occurred as production of many mining companies surged. Within base metals, the overweighted lead position relative to zinc, nickel, copper and aluminum supported results. An underweight in coffee and cotton in soft commodities also aided relative performance, as did an overweight of feeder cattle, versus lean hogs, in the livestock commodity group. An underweight in gold also contributed to relative performance as precious metals prices moved lower.

Natural Gas Detracted From Results

Despite the Fund's positioning in energy, an underweight in natural gas detracted from relative performance when an early and cold winter in the United States helped push natural gas prices higher. Over the period, we increased exposure to natural gas, but it remained underweight at the end of the fiscal year. In addition, an underweight in copper detracted from relative performance, but this was part of a successful strategy to de-emphasize base metal commodities. Similarly, the underweight exposure to lean hogs was a detractor, but it was part of a successful strategy emphasizing beef.

Looking Ahead

We currently believe that global growth trends are likely to improve in 2014, driven by gains in the 34 countries in the Organization for Economic Co-Operation and Development. We also currently believe a continuing recovery in the global economy is likely to have a positive impact on energy commodities, to be followed later by agriculture and then by metals. As a consequence, we currently intend to keep the Fund overweighted in energy and underweighted in base metals. Within each sector, we will look for those areas that appear to offer the most attractive relative value.

We believe that global growth leadership is shifting from China back to the United States. This suggests that the U.S. dollar will strengthen and that oil may benefit. Overall, leadership by the United States suggests that a rally in general commodity prices will take longer to unfold, as most investors associate a strong dollar with lower commodity prices. However, the United States has never before been an oil exporter and the markets will need to adapt.

Annual Report 2013
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Columbia Variable Portfolio — Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,016.40	1,021.15	4.37	4.38	0.85
Class 2	1,000.00	1,000.00	1,015.20	1,019.98	5.55	5.56	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
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Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 34.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 06/02/14	0.080%	12,500,000	12,495,813
Federal Home Loan Mortgage Corp. Discount Notes 03/05/14	0.040%	5,000,000	4,999,655
06/04/14	0.080%	7,000,000	6,997,620
Federal National Mortgage Association Discount Notes 03/19/14	0.040%	6,800,000	6,799,429
05/19/14	0.070%	10,000,000	9,997,340
Total U.S. Government & Agency Obligations (Cost: $41,292,207)			41,289,857

Treasury Bills 14.8%

U.S. Treasury Bills 01/09/14	0.030%	12,000,000	11,999,901
02/06/14	0.020%	6,000,000	5,999,880
Total Treasury Bills (Cost: $17,999,517)			17,999,781

Money Market Funds 46.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(b)	56,735,746	56,735,746
Total Money Market Funds (Cost: $56,735,746)		56,735,746
Total Investments (Cost: $116,027,470)		116,025,384
Other Assets & Liabilities, Net		5,289,159
Net Assets		121,314,543

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $6,284,637 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Gasoline RBOB	96	USD	11,232,749	January 2014	410,251	—
Brent Crude	122	USD	13,484,660	February 2014	165,776	—
Gas Oil	57	USD	5,377,950	February 2014	71,740	—
Gold 100 oz	73	USD	8,776,790	February 2014	—	(595,575)
Natural Gas	76	USD	3,186,680	February 2014	—	(185,972)
Sugar #11	239	USD	4,392,629	February 2014	77,839	—
Cattle Feeder	32	USD	2,678,400	March 2014	31,670	—
Coffee "C"	56	USD	2,324,700	March 2014	78,549	—
Corn	292	USD	6,161,200	March 2014	—	(268,552)
Cotton No. 2	26	USD	1,100,320	March 2014	79,864	—
Silver	35	USD	3,389,750	March 2014	—	(244,676)
Soybean	102	USD	6,591,750	March 2014	—	(116,295)
Soybean Meal	84	USD	3,502,800	March 2014	—	(45,636)
Natural Gas	256	USD	10,483,200	April 2014	1,120,246	—
NY Harb	34	USD	4,332,409	April 2014	227,665	—
WTI Crude	60	USD	5,879,400	April 2014	194,823	—
Copper	70	USD	5,923,750	May 2014	246,273	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
LME Lead	86	USD	4,783,750	May 2014	197,328	—
LME Pri Aluminum	67	USD	3,053,944	May 2014	—	(30,144)
LME Zinc	38	USD	1,956,050	May 2014	56,869	—
Soybean Oil	116	USD	2,748,504	May 2014	—	(160,103)
Wheat	112	USD	3,427,200	May 2014	—	(293,434)
Wheat KCBT	51	USD	1,639,650	May 2014	—	(170,057)
Live Cattle	98	USD	5,073,460	June 2014	24,382	—
Total					2,983,275	(2,110,444)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,000	184,197,628	(127,480,882)	56,735,746	42,961	56,735,746

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
U.S. Government & Agency Obligations	—	41,289,857	—	41,289,857
Treasury Bills	17,999,781	—	—	17,999,781
Total Short-Term Securities	17,999,781	41,289,857	—	59,289,638
Mutual Funds
Money Market Funds	56,735,746	—	—	56,735,746
Total Mutual Funds	56,735,746	—	—	56,735,746
Investments in Securities	74,735,527	41,289,857	—	116,025,384
Derivatives
Assets
Futures Contracts	2,983,275	—	—	2,983,275
Liabilities
Futures Contracts	(2,110,444)	—	—	(2,110,444)
Total	75,608,358	41,289,857	—	116,898,215

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $59,291,724)	$59,289,638
Affiliated issuers (identified cost $56,735,746)	56,735,746
Total investments (identified cost $116,027,470)	116,025,384
Margin deposits	6,284,637
Receivable for:
Capital shares sold	359
Dividends	4,537
Variation margin	91,546
Prepaid expenses	2,099
Other assets	9,411
Total assets	122,417,973
Liabilities
Payable for:
Capital shares purchased	49
Variation margin	1,060,237
Investment management fees	1,843
Distribution and/or service fees	5
Transfer agent fees	201
Administration fees	268
Compensation of board members	2,766
Other expenses	38,061
Total liabilities	1,103,430
Net assets applicable to outstanding capital stock	$121,314,543
Represented by
Paid-in capital	$125,899,798
Excess of distributions over net investment income	(739,951)
Accumulated net realized loss	(4,716,049)
Unrealized appreciation (depreciation) on:
Investments	(2,086)
Futures contracts	872,831
Total — representing net assets applicable to outstanding capital stock	$121,314,543

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$120,650,515
Shares outstanding	12,938,401
Net asset value per share	$9.32
Class 2
Net assets	$664,028
Shares outstanding	71,283
Net asset value per share	$9.32

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2013(a)

Net investment income
Income:
Dividends — affiliated issuers	$42,961
Interest	14,074
Total income	57,035
Expenses:
Investment management fees	375,784
Distribution and/or service fees
Class 2	615
Transfer agent fees
Class 1	40,847
Class 2	148
Administration fees	54,660
Compensation of board members	7,026
Custodian fees	36,281
Printing and postage fees	12,031
Professional fees	28,393
Other	28,962
Total expenses	584,747
Net investment loss	(527,712)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(423)
Futures contracts	(4,715,335)
Net realized loss	(4,715,758)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,086)
Futures contracts	872,831
Net change in unrealized appreciation (depreciation)	870,745
Net realized and unrealized loss	(3,845,013)
Net decrease in net assets from operations	$(4,372,725)

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment loss	$(527,712)
Net realized loss	(4,715,758)
Net change in unrealized appreciation (depreciation)	870,745
Net decrease in net assets resulting from operations	(4,372,725)
Increase (decrease) in net assets from capital stock activity	125,667,558
Total increase in net assets	121,294,833
Net assets at beginning of year	19,710 (b)
Net assets at end of year	$121,314,543
Excess of distributions over net investment income	$(739,951)

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b) Initial capital of $20,000 was contributed on April 11, 2013. The Fund had a decrease in net assets resulting from operations of $290 during the period from April 11, 2013 to April 29, 2013 (when shares became available).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	12,937,401	125,000,000
Net increase	12,937,401	125,000,000
Class 2 shares
Subscriptions	74,477	706,623
Redemptions	(4,194)	(39,065)
Net increase	70,283	667,558
Total net increase	13,007,684	125,667,558

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.86
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(0.49)
Total from investment operations	(0.54)
Net asset value, end of period	$9.32
Total return	(5.48%)
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)
Total net expenses(d)	0.85	%(c)
Net investment loss	(0.77	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$120,651
Portfolio turnover	449%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.86
Income from investment operations:
Net investment loss	(0.06)
Net realized and unrealized loss	(0.48)
Total from investment operations	(0.54)
Net asset value, end of period	$9.32
Total return	(5.48%)
Ratios to average net assets(b)
Total gross expenses	1.09	%(c)
Total net expenses(d)	1.09	%(c)
Net investment loss	(1.02	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$664
Portfolio turnover	449%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,000 shares for Class 1 and 1,000 shares for Class 2), which represented the initial capital for each class at $10 per share.

These consolidated financial statements cover the period from April 30, 2013 (commencement of operations) to December 31, 2013.

Basis for Consolidation

CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2013, the Fund's investment in the Subsidiary represented $21,297,589 or 17.6% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors)

authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the consolidated financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Consolidated Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the consolidated financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,983,275	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	2,110,444	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(4,715,335)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	872,831

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	9,842

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the period ended December 31, 2013, other expenses paid to this company were $814.

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

(excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.90%
Class 2	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, net operating loss reclassification, non-deductible expenses and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(212,240)
Accumulated net realized loss	0
Paid-in capital	212,240

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

For the period ended December 31, 2013, there were no distributions.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation	(3,922,628)

At December 31, 2013, the cost of investments for federal income tax purposes was $125,263,024 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$0
Unrealized depreciation	(3,922,628)
Net unrealized depreciation	(3,922,628)

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$423

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $7,012,740 and $7,000,000, respectively, for the period ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 10. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of

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Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

investments. Limited or no active trading market may exist for certain commodities investments, which may impair the Fund's ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
23

Columbia Variable Portfolio — Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Columbia Variable Portfolio — Commodity Strategy Fund (the "Fund", a series of Columbia Funds Variable Series Trust II) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013
27

Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013
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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

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Columbia Variable Portfolio — Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2013
33

Columbia Variable Portfolio — Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6628 A (2/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty-one series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2013 includes fees for one series that commenced operations during the period. Fiscal year 2012 includes fees for two series that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$1,030,600	$989,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$26,400	$27,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed-upon procedures relating to fund mergers.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$171,900	$213,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2013 and 2012 also include Tax Fees for the review of foreign tax filings.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$468,200

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews. In fiscal year 2012, All Other Fees consist of fees billed for a subscription to a tax database, tax consulting services and the review of documentation around a change in independent accountant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$333,300	$709,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 26, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 26, 2014